            As filed with the Securities and           Registration No. 2-96219

   Exchange Commission on August 1, 2000.                       811-4182

===========================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                             -----------------------
                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]
                           Pre-Effective Amendment No.             [ ]

                         Post-Effective Amendment No. 30           [x]

                                     and/or
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                      [ ]

                               Amendment No. 32                    [x]

                        (Check appropriate box or boxes)
                            ------------------------
                            HOTCHKIS AND WILEY FUNDS

               (Exact name of registrant as specified in charter)

   725 S. Figueroa Street, Suite 4000
         Los Angeles, California                                    90017-5400
(Address of Principal Executive Offices)                             (Zip Code)
       Registrant's Telephone Number, including Area Code (213) 430-1000
                                  Turner Swan
                       725 S. Figueroa Street, Suite 4000
                       Los Angeles, California 90017-5400
                    (Name and address of Agent for Service)
                                with a copy to:
                             Paul H. Dykstra, Esq.
                           Gardner, Carton & Douglas
                             321 North Clark Street
                             Chicago, IL 60610-4795
         Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

         It is proposed that this filing will become effective (check appropriate box)

         [ ]     immediately upon filing pursuant to paragraph (b)
         [ ]     on (date) pursuant to paragraph (b)
         [ ]     60 days after filing pursuant to paragraph (a)(1)
         [X]     on October 5, 2000 pursuant to paragraph (a)(1)
         [ ]     75 days after filing pursuant to paragraph (a)(2)
         [ ]     on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================
Title of Securities Being Registered..............Shares of Beneficial Interest,
                                                    no par value

                           MERCURY HW LARGE CAP VALUE FUND
                                 OF MERCURY HW FUNDS

                [ARTWORK]
                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.

                       PROSPECTUS - October   , 2000

TABLE OF CONTENTS

                                                             PAGE

[GLOBE ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury HW Large Cap Value Fund...................    2
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[MAGNIFYING GLASS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    7
Statement of Additional Information.........................   11

[CHECKMARK ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
Pricing of Shares...........................................   12
How to Buy, Sell, Transfer and Exchange Shares..............   14
How Shares are Priced.......................................   18
Fee-Based Programs..........................................   18
Dividends and Taxes.........................................   19

[MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   21
Financial Highlights........................................   22

[TELEPHONE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERCURY HW LARGE CAP VALUE FUND

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

COMMON STOCK -- units of ownership of a corporation.
PRICE-TO-EARNINGS RATIO -- price of a stock divided by its earnings per share. YIELD -- percentage rate of return paid on a stock in dividends and share repurchases.
PRICE-TO-BOOK VALUE RATIO -- price of a stock divided by its book value per share.


[GLOBE ICON]   Fund Facts
ABOUT THE MERCURY HW LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek current income and long-term growth of income, accompanied by growth of capital.
WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in COMMON STOCKS of U.S. companies.

In investing the Fund's assets, Mercury Advisors (the "Investment Adviser") follows a value style. This means that the Investment Adviser buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

      - low PRICE-TO-EARNINGS RATIO relative to the market
      - high YIELD relative to the market
      - low PRICE-TO-BOOK VALUE RATIO relative to the market
      - financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

This value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the S&P 500 Index. Also, the return of the Fund will not necessarily be similar to the return of the S&P 500 Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go up or down. These changes may occur because the stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you may lose money.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2
MERCURY HW LARGE CAP VALUE FUND

[GLOBE ICON]  Fund Facts

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

      - Are seeking a diversified portfolio of equity securities.

      - Want a professionally managed and diversified portfolio.

      - Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital appreciation.

      - Are prepared to receive taxable distributions.

MERCURY HW LARGE CAP VALUE FUND                                                3

[GLOBE ICON]  Fund Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Fund and by showing how the Fund's average annual total returns for 1, 5 and 10 years and for its life compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

1990                                                                            -18.06%
1991                                                                             34.62%
1992                                                                             13.95%
1993                                                                             15.78%
1994                                                                             -3.49%
1995                                                                             34.43%
1996                                                                             17.39%
1997                                                                             31.16%
1998                                                                              4.34%
1999                                                                             -2.35%

Total return for the six months ended June 30, 2000: -9.52%.

During the period shown in the bar chart, the highest return for a quarter was 17.70% (quarter ended March 31, 1991) and the lowest return for a quarter was -19.94% (quarter ended September 30, 1990).

      AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED DECEMBER 31,       PAST         PAST          PAST        SINCE
                 1999)                    ONE YEAR    FIVE YEARS    TEN YEARS    INCEPTION
-------------------------------------------------------------------------------------------
 CLASS I*+                                  -2.35%       16.09%       11.47%      11.01%(1)
 S&P 500 INDEX                              21.14%       28.66%       18.25%      16.32%
-------------------------------------------------------------------------------------------

The S&P 500 Index is a capital weighted, unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

* Includes the effect of sales charges, which were not imposed until October , 2000.

+    As of October   , 2000, Investor Class shares were redesignated Class I
     shares.

(1)  Inception date is June 24, 1987.

 4
MERCURY HW LARGE CAP VALUE FUND

[GLOBE ICON]  Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
INVESTMENT ADVISORY FEE -- a fee paid to the Investment Adviser for managing the Fund.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers a single class of shares.
THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(A):  CLASS I*
------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases (as a
percentage of offering price)                                   5.25%(b)
------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, whichever is
lower)                                                          None(c)
------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on Dividend Reinvestments   None
------------------------------------------------------------------------
Redemption Fee                                                  None
------------------------------------------------------------------------
Exchange Fee                                                    None
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE FUND'S TOTAL ASSETS):
------------------------------------------------------------------------
INVESTMENT ADVISORY FEE(d)                                      0.75%
------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES                        None
------------------------------------------------------------------------
Other Expenses (including transfer agency fees)                 0.27%
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 1.02%
------------------------------------------------------------------------
Expense Reimbursement(d)                                        0.07%
------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                              0.95%
------------------------------------------------------------------------

( *) As of October   , 2000, Investor Class shares were
     redesignated Class I shares.
(a)  Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares.
     See "How to Buy, Sell, Transfer and Exchange Shares."
(b)  Some investors may qualify for reductions in the sales
     charge (load).
(c)  You may pay a deferred sales charge if you purchase $1
     million or more and you redeem within one year.
(d)  The Investment Adviser has contractually agreed to waive management fees and/or reimburse expenses through June 30,
     2001, as shown in the table.

MERCURY HW LARGE CAP VALUE FUND                                                5

[GLOBE ICON]  Fund Facts

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, and that the Fund's operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                      CLASS I
-------------------------------------------------------------------------------
 ONE YEAR                                                              $  617
-------------------------------------------------------------------------------
 THREE YEARS                                                           $  826
-------------------------------------------------------------------------------
 FIVE YEARS                                                            $1,052
-------------------------------------------------------------------------------
 TEN YEARS                                                             $1,705
-------------------------------------------------------------------------------

 6
MERCURY HW LARGE CAP VALUE FUND

ABOUT THE PORTFOLIO MANAGERS -- Gail Bardin is a managing director of the Investment Adviser and began co-managing the Fund in April 1994. She has been a portfolio manager of the Investment Adviser since 1988.

Sheldon Lieberman joined the Investment Adviser in 1994 and began co-managing the Fund in August 1997. Before joining the Investment Adviser, Mr. Lieberman was the Chief Investment Officer for the Los Angeles County Employees Retirement Association.
ABOUT THE INVESTMENT ADVISER -- Mercury Advisors manages the Fund.

[MAGNIFYING GLASS ICON]   About the Details
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's investment objective is to provide current income and long-term growth of income, accompanied by growth of capital.

The Fund invests mostly in common stocks of large U.S. companies. Normally, the Fund invests at least 80% of its total assets in stocks that pay dividends. It also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

The Fund can invest up to 10% of its total assets in foreign securities.

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objectives using this type of investing.
INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

FOREIGN MARKET RISK

The Fund may invest up to 10% of its total assets in foreign securities. Such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign

MERCURY HW LARGE CAP VALUE FUND                                                7

[MAGNIFYING GLASS ICON]  About the Details

securities involve the following risks, which are generally greater for investments in emerging markets:

      - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

      - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

      - Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

      - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be

 8
MERCURY HW LARGE CAP VALUE FUND

[MAGNIFYING GLASS ICON]  About the Details

        uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

      - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

      - International trade barriers or economic sanctions against certain foreign countries may adversely affect the Fund's holdings.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to euro, or EMU as a whole, does not take effect as planned, or if a participating country withdraws from EMU.

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible

MERCURY HW LARGE CAP VALUE FUND                                                9

[MAGNIFYING GLASS ICON]  About the Details

usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEBT SECURITIES

Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS

When-issued securities, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

DERIVATIVES

Derivatives involve the following risks:

      - CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

      - CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      - INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower
 10
MERCURY HW LARGE CAP VALUE FUND

[MAGNIFYING GLASS ICON]  About the Details

        interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY HW LARGE CAP VALUE FUND                                               11

[CHECKMARK ICON]   Account Choices
PRICING OF SHARES
--------------------------------------------------------------------------------

The Fund offers a single class of shares.

The Fund's shares are distributed by FAM Distributors, Inc. (the "Distributor").

Certain financial institutions may charge you additional fees in connection with transactions in fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

To better understand the pricing of the Fund's shares, we have summarized the information below:

                                                       CLASS I*
--------------------------------------------------------------------------------------
Availability                    LIMITED TO CERTAIN INVESTORS INCLUDING:
                                - Investor Class and current Class I shareholders.
                                - Certain retirement plans.
                                - Participants in certain sponsored programs.
                                - Certain affiliates or customers of selected
                                securities dealers or other financial intermediaries.
                                [- Certain institutional investors.]
--------------------------------------------------------------------------------------
Initial Sales Charge?           YES. PAYABLE AT TIME OF PURCHASE. LOWER SALES CHARGES
                                AVAILABLE FOR LARGER INVESTMENTS.
--------------------------------------------------------------------------------------
Deferred Sales Charge?          NO. (MAY BE CHARGED FOR PURCHASES OVER $1 MILLION THAT
                                ARE REDEEMED WITHIN ONE YEAR.)
--------------------------------------------------------------------------------------
Account Maintenance and         NO.
Distribution Fees?
--------------------------------------------------------------------------------------

* As of October   , 2000, Investor Class shares were redesignated Class I
  shares.

 12
MERCURY HW LARGE CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS I SHARES* -- INITIAL SALES CHARGE OPTION

If you buy shares of the Fund, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.

                                                                           DEALER
                                                     AS A % OF          COMPENSATION
                                AS A % OF              YOUR               AS A % OF
     YOUR INVESTMENT         OFFERING PRICE        INVESTMENT**        OFFERING PRICE
---------------------------------------------------------------------------------------
 LESS THAN $25,000                5.25%                5.54%                5.00%
---------------------------------------------------------------------------------------
 $25,000 BUT LESS THAN
 $50,000                          4.75%                4.99%                4.50%
---------------------------------------------------------------------------------------
 $50,000 BUT LESS THAN
 $100,000                         4.00%                4.17%                3.75%
---------------------------------------------------------------------------------------
 $100,000 BUT LESS THAN
 $250,000                         3.00%                3.09%                2.75%
---------------------------------------------------------------------------------------
 $250,000 BUT LESS THAN
 $1,000,000                       2.00%                2.04%                1.80%
---------------------------------------------------------------------------------------
 $1,000,000 AND OVER***           0.00%                0.00%                0.00%
---------------------------------------------------------------------------------------

  * As of October   , 2000, Investor Class shares were redesignated Class I
    shares.
 ** Rounded to the nearest one-hundredth percent.

*** If you invest $1,000,000 or more in Class I shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I shares may apply for:

      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT
      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates
      - Certain employer-sponsored retirement or savings plans
      - Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees of the Investment Adviser and its affiliates and employees or customers of selected dealers

MERCURY HW LARGE CAP VALUE FUND                                               13

[CHECKMARK ICON]  Account Choices

      - Certain fee-based programs managed by the Investment Adviser or its affiliates
      - Certain fee-based programs managed by selected securities dealers that have an agreement with the Distributor
      - Purchases through certain financial advisers, selected securities dealers, brokers, investment advisers, service providers and other financial intermediaries
      - Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion
     [- Certain institutional investors.]

If you redeem Class I shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer or other financial intermediary or the Fund's Transfer Agent at 1-800-236-4479.
HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-236-4479. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

 14
MERCURY HW LARGE CAP VALUE FUND

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES
                       Determine the amount of your         The minimum initial investment for the Fund is $1,000 for
                       investment                           all accounts except:
                                                            - $500 for certain fee-based programs
                                                            - $100 for retirement plans (The minimums for initial
                                                              investments may be waived under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. Purchase orders
                       other financial intermediary         placed prior to the close of regular trading on the New York
                       submit your purchase order           Stock Exchange (generally, 4:00 p.m. Eastern time) are
                                                            priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

                                                            Purchase orders placed after that time are priced at the net asset value determined on the next business day. The Fund
                                                            may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase. For example, Merrill
                                                            Lynch, Pierce, Fenner & Smith Incorporated currently charges a $5.35 processing fee. The fees charged by other financial intermediaries may be higher or lower.
                       -------------------------------------------------------------------------------------------------
                       Or contact the Transfer Agent        To purchase shares directly, call the Transfer Agent at
                                                            1-800-236-4479 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares           The minimum investment for additional purchases is generally
INVESTMENT                                                  $100 for all accounts except:
                                                            - $50 for certain fee-based programs
                                                            - $1 for retirement plans (The minimums for additional
                                                              purchases may be waived under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Acquire additional shares            All dividends are automatically reinvested without a sales
                       through the automatic dividend       charge.
                       reinvestment plan
                       -------------------------------------------------------------------------------------------------
                       Participate in the automatic         You may invest a specific amount on a periodic basis through
                       investment plan                      your selected securities dealer or other financial
                                                            intermediary. The current minimum for such automatic
                                                            reinvestments is $100. The minimum may be waived or revised under certain circumstances.
------------------------------------------------------------------------------------------------------------------------

                                              MERCURY HW LARGE CAP VALUE FUND 15

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating          You may transfer your Fund shares to another selected
ANOTHER SELECTED       securities dealer or other           securities dealer or other financial intermediary if
SECURITIES DEALER      financial intermediary               authorized dealer agreements are in place between the
OR OTHER FINANCIAL                                          Distributor and the transferring intermediary and the
INTERMEDIARY                                                Distributor and the receiving intermediary. Certain
                                                            shareholder services may not be available for all
                                                            transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                            trading of these shares must be coordinated by the receiving intermediary.
                       -------------------------------------------------------------------------------------------------
                       Transfer to a non-participating      You must either: - Transfer your shares to an account with
                       securities dealer or other           the Transfer Agent; or - Sell your shares, paying any
                       financial intermediary                                  applicable deferred sales charge.
------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. For your
                       other financial intermediary         redemption request to be priced at the net asset value on
                       submit your sales order              the day of your request, you must submit your request to
                                                            your selected securities dealer or other financial
                                                            intermediary prior to that day's close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
                                                            time). Certain financial intermediaries, however, may
                                                            require submission of orders prior to that time. Redemption requests placed after that time are priced at the net asset value at the close of regular trading on the next business day.

                                                            Certain financial intermediaries may charge a fee to process a sale of shares. For example, Merrill Lynch, Pierce, Fenner
                                                            & Smith Incorporated currently charges a $5.35 processing
                                                            fee. No processing fee is charged if you redeem the shares directly through the Transfer Agent. The fees charged by
                                                            other intermediaries may be higher or lower.
                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                       -------------------------------------------------------------------------------------------------
                       Sell through the Transfer Agent      You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                            sign the letter. A signature guarantee will generally be
                                                            required but may be waived in certain limited circumstances.
                                                            You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings
                                                            association, national securities exchange and registered
                                                            securities association. A notary public seal will not be
                                                            acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                            proceeds. This delay will usually not exceed ten days.
------------------------------------------------------------------------------------------------------------------------

 16                                           MERCURY HW LARGE CAP VALUE FUND

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES            Participate in the Fund's            You can choose to receive systematic payments from your Fund
SYSTEMATICALLY         Systematic Withdrawal Plan           account either by check or through direct deposit to your
                                                            bank account on a monthly or quarterly basis. You can
                                                            generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly,
                                                            quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends
                                                            automatically reinvested. Ask your financial intermediary
                                                            for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR          Select the fund into which you       You can exchange your shares of the Fund for shares of other
SHARES                 want to exchange. Be sure to         Mercury mutual funds or for shares of the Summit Cash
                       read that fund's prospectus          Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.

                                                            If you wish to exchange into a fund in which you have no
                                                            Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares. If you wish to
                                                            exchange into Summit, you will exchange into Class A shares of Summit.

                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I shares for shares of a fund with a higher initial
                                                            sales charge than you originally paid, you may be charged
                                                            the difference at the time of exchange.

                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------

                                              MERCURY HW LARGE CAP VALUE FUND 17

[CHECKMARK ICON]  Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.
FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or by selected securities dealers or other financial intermediaries that have an agreement with the Distributor, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program [and purchase shares of another class, which may be subject to distribution and account maintenance fees.] This may be a taxable event and you will pay any applicable sales charges.

 18
MERCURY HW LARGE CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

[If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund's shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class.] Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant, selected securities dealer or other financial intermediary. DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income quarterly and any net realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

MERCURY HW LARGE CAP VALUE FUND                                               19

[CHECKMARK ICON]  Account Choices

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

 20
MERCURY HW LARGE CAP VALUE FUND

[MANAGEMENT TEAM ICON]   The Management Team
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Advisors, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. For the fiscal year ended June 30, 2000, the Fund paid the Investment Adviser a fee at the annual rate of 0.75% of the average daily net assets of the Fund.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $555 billion in investment company and other portfolio assets under management as of June 30, 2000.

Although not required to do so, the Investment Adviser has agreed to make reimbursements so that the regular annual operating expenses of the Fund will be limited as shown in the table on page 5. The Investment Adviser has agreed to these expense limits through June 2001, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change.

The Investment Adviser is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.

MERCURY HW LARGE CAP VALUE FUND                                               21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.

                                                                                         CLASS I(1)
                                                              ----------------------------------------------------------------
                                                                                FOR THE YEAR ENDED JUNE 30,
INCREASE (DECREASE) IN                                        ----------------------------------------------------------------
NET ASSET VALUE:                                               2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $ 22.02      $ 21.25      $ 18.91      $ 17.24
-------------------------------------------------------------------------------------------------------------------------
Investment income -- net                                                      0.41         0.46         0.49         0.45(2)
-------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net                     0.82         4.02         4.15         2.89
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              1.23         4.48         4.64         3.34
-------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
 Investment income -- net                                                    (0.41)       (0.46)       (0.48)       (0.57)
 Realized gain on investments -- net                                         (2.88)       (3.25)       (1.82)       (1.10)
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                            (3.29)       (3.71)       (2.30)       (1.67)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                               $ 19.96      $ 22.02      $ 21.25      $ 18.91
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                                            7.32%       22.60%       26.15%       20.04%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                                                0.91%        0.87%        0.88%        0.98%
-------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      0.91%        0.87%        0.88%        0.98%
-------------------------------------------------------------------------------------------------------------------------
Investment income -- net                                                      2.09%        1.99%        2.49%        2.56%
-------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in millions)                                      $148.70      $175.30      $185.90      $182.50
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                              18%          23%          44%          24%
-------------------------------------------------------------------------------------------------------------------------

(1)  As of October   , 2000, Investor Class shares were redesignated Class I
     shares.

     No sales loads were charged prior to this time.

(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

*  Total investment return excludes the effects of sales charges.

 22                                          MERCURY HW LARGE CAP VALUE FUND


FUND
Mercury HW Large Cap Value Fund
of Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, California 90017-5400
(800-236-4479)
INVESTMENT ADVISER
Administrative Offices:
Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address:
725 South Figueroa Street,
Suite 4000
Los Angeles, California 90017-5400
TRANSFER AGENT
Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
Mailing Address:
P.O. Box 41621
Jacksonville, Florida 32232-1621
(800-236-4479)
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1500
Milwaukee, Wisconsin 53202
DISTRIBUTOR
FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661
COUNSEL
Gardner, Carton & Douglas
321 North Clark Street
Chicago, Illinois 60610-4795

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or other financial intermediary or the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.
Contact your financial consultant or other financial intermediary or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.
Investment Company Act File #811-4182.
CODE #MHW-1040-1000
(C) Mercury Advisors

       [TELEPHONE ICON]   To Learn More
                                           Mercury HW
                                           Large Cap Value Fund
                                           OF MERCURY HW FUNDS

                                           [ARTWORK]
                                            PROSPECTUS - October   , 2000

                            Mercury HW Mid-Cap Value Fund
                                 OF MERCURY HW FUNDS

                [ARTWORK]

                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.
                       PROSPECTUS - October   , 2000

Table of Contents

                                                             PAGE
[GLOBE ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury HW Mid-Cap Value Fund.....................    2
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[MAGNIFYING GLASS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    7
Statement of Additional Information.........................   11

[CHECKMARK ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
Pricing of Shares...........................................   12
How to Buy, Sell, Transfer and Exchange Shares..............   15
How Shares are Priced.......................................   19
Fee-Based Programs..........................................   19
Dividends and Taxes.........................................   20

[MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   22
Financial Highlights.................... ...................   23

[TELEPHONE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERCURY HW MID-CAP VALUE FUND

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

COMMON STOCK -- units of ownership of a corporation.
PRICE-TO-EARNINGS RATIO -- price of a stock divided by its earnings per share. YIELD -- percentage rate of return paid on a stock in dividends and share repurchases.
PRICE-TO-BOOK VALUE RATIO -- price of a stock divided by its book value per share.

[GLOBE ICON]   Fund Facts
ABOUT THE MERCURY HW MID-CAP VALUE FUND
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to seek current income and long-term growth of income, accompanied by growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in COMMON STOCKS of U.S. companies with market capitalizations of less than $10 billion. The Fund can invest up to 20% of its total assets in foreign securities.

In investing the Fund's assets, Mercury Advisors (the "Investment Adviser") follows a value style. This means that the Investment Adviser buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

      - low PRICE-TO-EARNINGS RATIO relative to the market
      - high YIELD relative to the market
      - low PRICE-TO-BOOK VALUE RATIO relative to the market
      - financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

This value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the Russell Midcap Index. Also, the return of the Fund will not necessarily be similar to the return of the Russell Midcap Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go up or down. These changes may occur because the stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you may lose money.

 2
MERCURY HW MID-CAP VALUE FUND

[GLOBE ICON]  Fund Facts

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

      - Are seeking to diversify a portfolio of equity securities to include stocks with market capitalizations under $10 billion.

      - Want a professionally managed and diversified portfolio.

      - Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital appreciation.

      - Are prepared to receive taxable distributions.

MERCURY HW MID-CAP VALUE FUND                                                  3

[GLOBE ICON]  Fund Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar charts and tables below provide some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Fund and by showing how the Fund's average annual total returns for 1 year and for its life compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

----                                                                             -----
1997                                                                             32.44%
1998                                                                            -10.26%
1999                                                                             16.87%

Total return for the six months ended June 30, 2000: 15.28%.

During the period shown in the bar chart, the highest return for a quarter was 26.36% (quarter ended June 30, 1999) and the lowest return for a quarter was -17.56% (quarter ended September 30, 1998).

                AVERAGE ANNUAL TOTAL RETURNS                     PAST        SINCE
         (FOR THE PERIODS ENDED DECEMBER 31, 1999)             ONE YEAR    INCEPTION
------------------------------------------------------------------------------------
 CLASS I*+                                                      16.87%     11.57%(1)
 RUSSELL MIDCAP INDEX                                           18.23%     18.86%(2)
------------------------------------------------------------------------------------

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

* Includes the effect of sales charges, which were not imposed until October , 2000.

+   As of October   , 2000, Investor Class shares were redesignated Class I
    shares.

(1) Inception date is January 2, 1997.

(2) Since January 1, 1997.

 4
MERCURY HW MID-CAP VALUE FUND

[GLOBE ICON]  Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
INVESTMENT ADVISORY FEE -- a fee paid to the Investment Adviser for managing the Fund.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers a single class of shares.
THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(A):  CLASS I*
------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases (as a
percentage of offering price)                                   5.25%(b)
------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, whichever is
lower)                                                          None(c)
------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on Dividend Reinvestments
------------------------------------------------------------------------
Redemption Fee                                                  None
------------------------------------------------------------------------
Exchange Fee                                                    None
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE FUND'S TOTAL ASSETS):
------------------------------------------------------------------------
INVESTMENT ADVISORY FEE(d)                                      0.75%
------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES                        None
------------------------------------------------------------------------
Other Expenses (including transfer agency fees)                 1.37%
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 2.12%
------------------------------------------------------------------------
Expense Reimbursement(d)                                        0.97%
------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                              1.15%
------------------------------------------------------------------------

( *) As of October  , 2000, Investor Class shares were
     redesignated Class I shares.
(a) Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares.
     See "How to Buy, Sell, Transfer and Exchange Shares."
(b) Some investors may qualify for reductions in the sales charge (load).
(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(d) The Investment Adviser has contractually agreed to waive management fees and/or reimburse expenses through June 30, 2001, as shown in the table.

MERCURY HW MID-CAP VALUE FUND                                                  5

[GLOBE ICON]  Fund Facts

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, and that the Fund's operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                      CLASS I
-------------------------------------------------------------------------------
 ONE YEAR                                                                 $ 636
-------------------------------------------------------------------------------
 THREE YEARS                                                             $1,026
-------------------------------------------------------------------------------
 FIVE YEARS                                                              $1,440
-------------------------------------------------------------------------------
 TEN YEARS                                                               $2,591
-------------------------------------------------------------------------------


 6
MERCURY HW MID-CAP VALUE FUND

ABOUT THE PORTFOLIO MANAGERS -- Jim Miles began co-managing the Fund in May 1995 when he joined the Investment Adviser. Before joining the Investment Adviser, Mr. Miles was with BT Securities Corporation (an affiliate of Bankers Trust New York Corporation) as vice president in the BT Securities Finance Group from 1988 to 1995.

Stan Majcher has been a portfolio manager of the Fund since January 1999. Mr. Majcher joined the Investment Adviser in August 1996 as a domestic equity analyst. From 1994 to 1996, he was an investment banking analyst at Merrill Lynch & Co. Inc.

ABOUT THE INVESTMENT ADVISER -- Mercury Advisors manages the Fund.

[MAGNIFYING GLASS ICON]   About the Details
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's investment objective is to provide current income and long-term growth of income, accompanied by growth of capital.

The Fund invests at least 65% of its total assets in stocks of mid-size U.S. companies. A "mid-size company" is one with a market capitalization of less than $10 billion at the time of investment.

The Fund can invest up to 20% of its total assets in foreign securities.

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.
INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

RISKS OF INVESTING IN SMALL AND MID-SIZE COMPANIES

The Fund invests in the securities of small and mid-size companies. Investment in small and mid-size companies involves more risk than investing in larger, more established companies. Small and mid-size companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund's investment in a small or mid-size company may lose substantial value.

MERCURY HW MID-CAP VALUE FUND                                                  7

[MAGNIFYING GLASS ICON]  About the Details

Securities of small and mid-size companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in securities of small and mid-size companies requires a long-term view.

FOREIGN MARKET RISK

The Fund may invest up to 20% of its total assets in foreign securities. Such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

      - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

      - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

 8
MERCURY HW MID-CAP VALUE FUND

[MAGNIFYING GLASS ICON]  About the Details

      - Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

      - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

      - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

      - International trade barriers or economic sanctions against certain foreign countries may adversely affect the Fund's foreign holdings.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to euro, or EMU as a whole, does not take effect as planned or a participating country withdraws from EMU.

MERCURY HW MID-CAP VALUE FUND                                                  9

[MAGNIFYING GLASS ICON]  About the Details

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEBT SECURITIES

Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS

When-issued securities, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

DERIVATIVES

Derivatives involve the following risks:

      - CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

 10
MERCURY HW MID-CAP VALUE FUND

[MAGNIFYING GLASS ICON]  About the Details

      - CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      - INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY HW MID-CAP VALUE FUND                                                 11

[CHECKMARK ICON]   Account Choices
PRICING OF SHARES
--------------------------------------------------------------------------------

The Fund offers a single class of shares.

The Fund's shares are distributed by FAM Distributors, Inc. (the "Distributor").

Certain financial institutions may charge you additional fees in connection with transactions in fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

To better understand the pricing of the Fund's shares, we have summarized the information below:

                                                   CLASS I*
------------------------------------------------------------------------------------
Availability               LIMITED TO CERTAIN INVESTORS INCLUDING:  - Investor Class
                                                                      shareholders.
                           - Certain retirement plans.
                           - Participants in certain sponsored programs.
                           - Certain affiliates or customers of selected securities
                             dealers and other financial intermediaries.
                           [- Certain institutional investors.]
------------------------------------------------------------------------------------
Initial Sales Charge?      YES. PAYABLE AT TIME OF PURCHASE. LOWER SALES CHARGES
                           AVAILABLE FOR LARGER INVESTMENTS.
------------------------------------------------------------------------------------
Deferred Sales             NO. (MAY BE CHARGED FOR PURCHASES OVER $1 MILLION THAT
Charge?                    ARE REDEEMED WITHIN ONE YEAR.)
------------------------------------------------------------------------------------
Account Maintenance        NO.
and Distribution
Fees?
------------------------------------------------------------------------------------

* As of October   , 2000, Investor Class shares were redesignated Class I
  shares.

 12
MERCURY HW MID-CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS I SHARES* -- INITIAL SALES CHARGE OPTION

If you buy shares of the Fund, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.

                                                                           DEALER
                                                     AS A % OF          COMPENSATION
                                AS A % OF              YOUR               AS A % OF
     YOUR INVESTMENT         OFFERING PRICE        INVESTMENT**        OFFERING PRICE
---------------------------------------------------------------------------------------
 LESS THAN $25,000                5.25%                5.54%                5.00%
---------------------------------------------------------------------------------------
 $25,000 BUT LESS THAN
 $50,000                          4.75%                4.99%                4.50%
---------------------------------------------------------------------------------------
 $50,000 BUT LESS THAN
 $100,000                         4.00%                4.17%                3.75%
---------------------------------------------------------------------------------------
 $100,000 BUT LESS THAN
 $250,000                         3.00%                3.09%                2.75%
---------------------------------------------------------------------------------------
 $250,000 BUT LESS THAN
 $1,000,000                       2.00%                2.04%                1.80%
---------------------------------------------------------------------------------------
 $1,000,000 AND OVER***           0.00%                0.00%                0.00%
---------------------------------------------------------------------------------------

  * As of October   , 2000, Investor Class shares were redesignated Class I
    shares.
 ** Rounded to the nearest one-hundredth percent.

*** If you invest $1,000,000 or more in Class I shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I shares may apply for:

      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT
      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates
      - Certain employer-sponsored retirement or savings plans
      - Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees of the Investment Adviser and its affiliates and employees or customers of selected dealers

MERCURY HW MID-CAP VALUE FUND                                                 13

[CHECKMARK ICON]  Account Choices

      - Certain fee-based programs managed by the Investment Adviser or its affiliates
      - Certain fee-based programs managed by selected securities dealers that have an agreement with the Distributor
      - Purchases through certain financial advisers, selected securities dealers, brokers, investment advisers, service providers and other financial intermediaries
      - Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion
     [- Certain institutional investors]

If you redeem Class I shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the Fund's Transfer Agent at 1-800-236-4479.

 14
MERCURY HW MID-CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-236-4479. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERCURY HW MID-CAP VALUE FUND                                                 15

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES             Determine the amount of your         The minimum initial investment for the Fund is $1,000 for
                       investment                           all accounts except: - $500 for certain fee-based programs
                                                            - $100 for retirement plans (The minimums for initial
                                                            investments may be waived under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. Purchase orders
                       other financial intermediary         placed prior to the close of regular trading on the New York
                       submit your purchase order           Stock Exchange (generally, 4:00 p.m. Eastern time) are
                                                            priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
                                                            Purchase orders placed after that time are priced at the net asset value determined on the next business day. The Fund
                                                            may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase. For example, Merrill
                                                            Lynch, Pierce, Fenner & Smith Incorporated currently charges a $5.35 processing fee. The fees charged by other financial intermediaries may be higher or lower.
                       -------------------------------------------------------------------------------------------------
                       Or contact the Transfer Agent        To purchase shares directly, call the Transfer Agent at
                                                            1-800-236-4479 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares           The minimum investment for additional purchases is generally
INVESTMENT                                                  $100 for all accounts except: - $50 for certain fee-based
                                                            programs - $1 for retirement plans (The minimums for
                                                            additional purchases may be waived under certain
                                                            circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Acquire additional shares            All dividends are automatically reinvested without a sales
                       through the automatic dividend       charge.
                       reinvestment plan
                       -------------------------------------------------------------------------------------------------
                       Participate in the automatic         You may invest a specific amount on a periodic basis through
                       investment plan                      your selected securities dealer or other financial
                                                            intermediary. The current minimum for such automatic
                                                            reinvestments is $100. The minimum may be waived or revised under certain circumstances.
------------------------------------------------------------------------------------------------------------------------

 16                                           MERCURY HW MID-CAP VALUE FUND

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating          You may transfer your Fund shares to another selected
ANOTHER SECURITIES     securities dealer or other           securities dealer or other financial intermediary if
DEALER OR OTHER        financial intermediary               authorized dealer agreements are in place between the
FINANCIAL                                                   Distributor and the transferring intermediary and the
INTERMEDIARY                                                Distributor and the receiving intermediary. Certain
                                                            shareholder services may not be available for all
                                                            transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                            trading of these assets must be coordinated by the receiving intermediary.
                       -------------------------------------------------------------------------------------------------
                       Transfer to a non-participating      You must either: - Transfer your shares to an account with
                       securities dealer or other           the Transfer Agent; or - Sell your shares, paying any
                       financial intermediary                                  applicable deferred sales charge.
------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. For your
                       other financial intermediary         redemption request to be priced at the net asset value on
                       submit your sales order              the day of your request, you must submit your request to
                                                            your selected securities dealer or other financial
                                                            intermediary prior to that day's close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
                                                            time). Certain financial intermediaries, however, may
                                                            require submission of orders prior to that time. Redemption requests placed after that time are priced at the net asset value at the close of regular trading on the next business day.
                                                            Certain financial intermediaries may charge a fee to process a sale of shares. For example, Merrill Lynch, Pierce, Fenner
                                                            & Smith Incorporated currently charges a $5.35 processing
                                                            fee. No processing fee is charged if you redeem the shares directly through the Transfer Agent. The fees charged by
                                                            other financial intermediaries may be higher or lower.
                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                       -------------------------------------------------------------------------------------------------
                       Sell through the Transfer Agent      You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                            sign the letter. A signature guarantee will generally be
                                                            required but may be waived in certain limited circumstances.
                                                            You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings
                                                            association, national securities exchange and registered
                                                            securities association. A notary public seal will not be
                                                            acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                            proceeds. This delay will usually not exceed ten days.
------------------------------------------------------------------------------------------------------------------------

                                              MERCURY HW MID-CAP VALUE FUND   17

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES            Participate in the Fund's            You can choose to receive systematic payments from your Fund
SYSTEMATICALLY         Systematic Withdrawal Plan           account either by check or through direct deposit to your
                                                            bank account on a monthly or quarterly basis. You can
                                                            generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly,
                                                            quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends
                                                            automatically reinvested. Ask your financial intermediary
                                                            for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR          Select the fund into which you       You can exchange your shares of the Fund for shares of other
SHARES                 want to exchange. Be sure to         Mercury mutual funds or for shares of the Summit Cash
                       read that fund's prospectus          Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.
                                                            Each class of Fund shares is generally exchangeable for
                                                            shares of the same class of another Mercury fund. If you
                                                            wish to exchange into a fund in which you have no Class I
                                                            shares (and are not eligible to buy Class I shares), you
                                                            will exchange into Class A shares. If you wish to exchange into Summit, you will exchange into Class A shares of
                                                            Summit.
                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I shares for shares of a fund with a higher initial
                                                            sales charge than you originally paid, you may be charged
                                                            the difference at the time of exchange.
                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------

 18                                           MERCURY HW MID-CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.
FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or by selected securities dealers or other financial intermediaries that have an agreement with the Distributor, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

MERCURY HW MID-CAP VALUE FUND                                                 19

[CHECKMARK ICON]  Account Choices

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund's shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant, selected securities dealer or other financial intermediary. DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute at any net investment income and any net realized long-term or short-term capital gains least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

 20
MERCURY HW MID-CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERCURY HW MID-CAP VALUE FUND                                                 21

[MANAGEMENT TEAM ICON]   The Management Team
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Advisors, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. For the fiscal year ended June 30, 2000, the Fund paid the Investment Adviser a fee at the annual rate of 0.75% of the average daily net assets of the Fund.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $555 billion in investment company and other portfolio assets under management as of June 30, 2000.

Although not required to do so, the Investment Adviser has agreed to make reimbursements so that the regular annual operating expenses of the Fund will be limited as shown in the table on page 5. The Investment Adviser has agreed to these expense limits through June 2001, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change.

The Investment Adviser is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.

 22
MERCURY HW MID-CAP VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.

                                                                             CLASS I(1)
                                                              -----------------------------------------
                                                                     FOR THE YEAR ENDED JUNE 30,
INCREASE (DECREASE) IN                                        -----------------------------------------
NET ASSET VALUE:                                               2000        1999       1998      1997(2)
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                        $12.92     $11.65     $10.00
-------------------------------------------------------------------------------------------------------
Investment income -- net                                                    0.16       0.13       0.07
-------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net                   0.46       1.60       1.64
-------------------------------------------------------------------------------------------------------
Total from investment operations                                            0.62       1.73       1.71
-------------------------------------------------------------------------------------------------------
Less dividends and distributions
-------------------------------------------------------------------------------------------------------
  Investment income -- net                                                    --      (0.14)     (0.06)
-------------------------------------------------------------------------------------------------------
  Realized gain on investments -- net                                      (1.51)     (0.46)        --
-------------------------------------------------------------------------------------------------------
Total dividends and distributions                                          (1.51)     (0.46)     (0.06)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                                              $12.03     $12.92     $11.65
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
-------------------------------------------------------------------------------------------------------
Based on net asset value per share                                          7.66%     15.00%     17.15%(++)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                                              1.05%      1.00%      1.00%(+)
-------------------------------------------------------------------------------------------------------
Expenses                                                                    2.02%      2.72%      8.26%(+)
-------------------------------------------------------------------------------------------------------
Investment income -- net                                                    1.43%      1.20%      1.87%(+)
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in millions)                                     $ 6.90     $ 7.50     $ 2.00
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           113%        71%        23%(++)
-------------------------------------------------------------------------------------------------------

(1)  As of October   , 2000, Investor Class shares were redesignated Class I
     shares.

     No sales loads were charged prior to this time.

(2)  The Fund commenced operations on January 2, 1997.

*  Total investment returns exclude the effects of sales charges.

(+)   Annualized.

(++)  Not annualized.

                                             MERCURY HW MID-CAP VALUE FUND    23


FUND
Mercury HW Mid-Cap Value Fund
of Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, California 90017-5400
(800-236-4479)
INVESTMENT ADVISER
Administrative Offices:
Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address:
725 South Figueroa Street,
Suite 4000
Los Angeles, California 90017-5400
TRANSFER AGENT
Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
Mailing Address:
P.O. Box 41621
Jacksonville, Florida 32232-1621
(800-236-4479)
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1500
Milwaukee, Wisconsin 53202
DISTRIBUTOR
FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661
COUNSEL
Gardner, Carton & Douglas
321 North Clark Street
Chicago, Illinois 60610-4795

[TELEPHONE ICON]  To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.

Contact your financial consultant or other financial intermediary or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.
Investment Company Act File #811-4182.
CODE #MHW-1050-1000
(C) Mercury Advisors

                                           Mercury HW
                                           Mid-Cap Value Fund
                                           OF MERCURY HW FUNDS

                                           [ARTWORK]
                                            PROSPECTUS - October   , 2000

                           Mercury HW Small Cap Value Fund
                                 OF MERCURY HW FUNDS

                ARTWORK

                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.
                       PROSPECTUS - October   , 2000

Table of Contents

                                                             PAGE

[GLOBE ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury HW Small Cap Value Fund...................    2
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[MAGNIFYING GLASS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    7
Statement of Additional Information.........................   11

[CHECKMARK ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
Pricing of Shares...........................................   12
How to Buy, Sell, Transfer and Exchange Shares..............   15
How Shares are Priced.......................................   19
Fee-Based Programs..........................................   19
Dividends and Taxes.........................................   20

[MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   22
Financial Highlights........................................   23

[TELEPHONE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERCURY HW SMALL CAP VALUE FUND

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

COMMON STOCK -- units of ownership of a corporation.
PRICE-TO-EARNINGS RATIO -- price of a stock divided by its earnings per share.

[GLOBE ICON]   Fund Facts
ABOUT THE MERCURY HW SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek capital appreciation.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in COMMON STOCKS of U.S. companies with market capitalizations of less than $2 billion. The Fund can invest up to 20% of its total assets in foreign securities.

In investing the Fund's assets, Mercury Advisors (the "Investment Adviser") follows a value style. This means that the Investment Adviser buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

      - low PRICE-TO-EARNINGS RATIO relative to the market
      - low PRICE-TO-EARNINGS RATIO relative to expected growth rate
      - financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

This value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the Russell 2000 Index. Also, the return of the Fund will not necessarily be similar to the return of the Russell 2000 Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go up or down. These changes may occur because the stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you may lose money.

 2
MERCURY HW SMALL CAP VALUE FUND

[GLOBE ICON]  Fund Facts

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

      - Are seeking to diversify a portfolio of equity securities to include small capitalization and foreign stocks.

      - Want a professionally managed and diversified portfolio.

      - Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital appreciation.

      - Are not looking for current income.

      - Are prepared to receive taxable distributions.

MERCURY HW SMALL CAP VALUE FUND                                                3

[GLOBE ICON]  Fund Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Class I shares of the Fund and by showing how the Fund's average annual total returns for 1, 5 and 10 years and for the life of the Class compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

1990                                                           -9.01%
1991                                                           48.24%
1992                                                           13.73%
1993                                                           12.59%
1994                                                            1.12%
1995                                                           18.43%
1996                                                           14.26%
1997                                                           39.52%
1998                                                          -15.56%
1999                                                          -12.53%

Total return for the six months ended June 30, 2000: 0.42%.

During the period shown in the bar chart, the highest return for a quarter was 25.72% (quarter ended June 30, 1999) and the lowest return for a quarter was -27.51% (quarter ended June 30, 1990).

     AVERAGE ANNUAL TOTAL RETURNS
        (FOR THE PERIODS ENDED              PAST         PAST          PAST        SINCE
          DECEMBER 31, 1999)              ONE YEAR    FIVE YEARS    TEN YEARS    INCEPTION
------------------------------------------------------------------------------
 CLASS I*+                                  -12.53%        6.88%         9.31%   10.05%(1)
 RUSSELL 2000 INDEX                          21.26%       16.69%        13.40%     12.88%
------------------------------------------------------------------------------
 CLASS A*++                                     N/A          N/A           N/A        N/A
 RUSSELL 2000 INDEX                             N/A          N/A           N/A        N/A
------------------------------------------------------------------------------

The Russell 2000 Index is a stock market index comprised of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
* Includes the effect of sales charges, which were not imposed until October , 2000.

+   As of October   , 2000, Investor Class shares were redesignated Class I
    shares.

++  As of October   , 2000, Distributor Class shares were redesignated Class A shares.

(1) Inception date is September 20, 1985.

 4
MERCURY HW SMALL CAP VALUE FUND

[GLOBE ICON]  Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
INVESTMENT ADVISORY FEE -- a fee paid to the Investment Adviser for managing the Fund.
SERVICE (ACCOUNT MAINTENANCE FEES -- fees used to compensate selected securities dealers or other financial intermediaries for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers two different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. Your financial consultant, selected securities dealer or other financial intermediary can help you determine which classes you are eligible to buy.

THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THE DIFFERENT CLASSES OF SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a):  CLASS I*       CLASS A*
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases (as a
percentage of offering price)                                   5.25%(b)       5.25%(b)
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, whichever is
lower)                                                          None(c)        None(c)
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on Dividend Reinvestments
----------------------------------------------------------------------------------------
Redemption Fee                                                  None           None
----------------------------------------------------------------------------------------
Exchange Fee                                                    None           None
----------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE FUND'S TOTAL ASSETS):
----------------------------------------------------------------------------------------
INVESTMENT ADVISORY FEE(d)                                      0.75%          0.75%
----------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES(e)                     None           0.25%
----------------------------------------------------------------------------------------
Other Expenses (including transfer agency and administrative
fees)                                                           0.57%          0.57%
----------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 1.32%          1.57%
----------------------------------------------------------------------------------------
Expense Reimbursement(d)                                        0.07%          0.07%
----------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                              1.25%          1.50%
----------------------------------------------------------------------------------------

( )* As of October , 2000, Investor Class shares were redesignated Class I shares and Distributor Class shares were redesignated Class A shares.
(a) Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares.
     See "How to Buy, Sell, Transfer and Exchange Shares."
(b) Some investors may qualify for reductions in the sales charge (load).
(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(d) The Investment Adviser has contractually agreed to waive management fees and/or reimburse expenses through June 30, 2001, as shown in the table.
(e)  The Fund calls the "Service Fee" an "Account Maintenance
     Fee." Account Maintenance Fee is the term used elsewhere in this prospectus and in all other Fund materials.

MERCURY HW SMALL CAP VALUE FUND                                                5

[GLOBE ICON]  Fund Facts

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                           CLASS I            CLASS A
--------------------------------------------------------------------------------------
 ONE YEAR                                                   $  646            $  670
--------------------------------------------------------------------------------------
 THREE YEARS                                                $  915            $  988
--------------------------------------------------------------------------------------
 FIVE YEARS                                                 $1,204            $1,329
--------------------------------------------------------------------------------------
 TEN YEARS                                                  $2,026            $2,289
--------------------------------------------------------------------------------------

 6
MERCURY HW SMALL CAP VALUE FUND

ABOUT THE PORTFOLIO MANAGERS -- Jim Miles has served as a portfolio manager of the Fund since it began in January 1997. Mr. Miles joined the Investment Adviser in 1995. Before joining the Investment Adviser, Mr. Miles was with BT Securities Corporation (an affiliate of Bankers Trust New York Corporation) as vice president in the BT Securities Finance Group from 1988 to 1995.

David Green became a co-manager of the Fund when he joined the Investment Adviser in 1997. Before that, Mr. Green was associated with Goldman Sachs Asset Management, where he worked as an investment analyst from November 1995. Before that, he was an investment manager and analyst with Prudential Investment Advisors.
ABOUT THE INVESTMENT ADVISER -- Mercury Advisors manages the Fund

[MAGNIFYING GLASS ICON]   About the Details
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's investment objective is capital appreciation.

The Fund invests at least 65% of its total assets in stocks of small U.S. companies. A "small company" is one with a market capitalization of less than $2 billion at the time of investment.

The Fund can invest up to 20% of its total assets in foreign securities.

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objectives using this type of investing.
INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

RISKS OF INVESTING IN SMALL COMPANIES

The Fund invests in the securities of small companies. Investment in small companies involves more risk than investing in larger, more established companies. Small companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund's investment in a small cap company may lose substantial value.

MERCURY HW SMALL CAP VALUE FUND                                                7

[MAGNIFYING GLASS ICON]  About the Details

Securities of small companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in securities of small companies requires a long-term view.

FOREIGN MARKET RISK

The Fund may invest up to 20% of its total assets in foreign securities. Such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

      - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

      - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

 8
MERCURY HW SMALL CAP VALUE FUND

[MAGNIFYING GLASS ICON]  About the Details

      - Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

      - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

      - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

      - International trade barriers or economic sanctions against certain foreign countries may adversely affect the Fund's foreign holdings.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to euro, or EMU as a whole, does not take effect as planned or if a participating country withdraws from EMU.

MERCURY HW SMALL CAP VALUE FUND                                                9

[MAGNIFYING GLASS ICON]  About the Details

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEBT SECURITIES

Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS

When-issued securities, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

DERIVATIVES

Derivatives involve the following risks:

      - CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

      - CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

 10
MERCURY HW SMALL CAP VALUE FUND

[MAGNIFYING GLASS ICON]  About the Details

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      - INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY HW SMALL CAP VALUE FUND                                               11

[CHECKMARK ICON]   Account Choices
PRICING OF SHARES
--------------------------------------------------------------------------------

The Fund offers two classes of shares, each with its own sales charge and expense structure. Each share class represents an ownership interest in the same investment portfolio.

The Fund's shares are distributed by FAM Distributors, Inc. (the "Distributor").

Holders of Class I or A shares generally pay the Distributor a sales charge at the time of purchase. If you buy Class A shares, you also pay out of Fund assets an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial institutions may charge you additional fees in connection with transactions in fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

To better understand the pricing of each class of the Fund's shares, we have summarized the information below:

                                     CLASS I*                           CLASS A*
-------------------------------------------------------------------------------------------
Availability               LIMITED TO CERTAIN INVESTORS       GENERALLY AVAILABLE THROUGH
                           INCLUDING: - Investor Class        SELECTED SECURITIES DEALERS
                                        and current           AND OTHER FINANCIAL
                                        Class I               INTERMEDIARIES.
                                        shareholders.
                           - Certain retirement plans.        Distributor Class
                           - Participants in certain          shareholders.
                             sponsored programs.
                           - Certain affiliates or
                             customers of selected
                             securities dealers and
                             other financial
                             intermediaries.
-------------------------------------------------------------------------------------------
Initial Sales Charge?      YES. PAYABLE AT TIME OF            YES. PAYABLE AT TIME OF
                           PURCHASE. LOWER SALES CHARGES      PURCHASE. LOWER SALES CHARGES
                           AVAILABLE FOR LARGER               AVAILABLE FOR LARGER
                           INVESTMENTS.                       INVESTMENTS.
-------------------------------------------------------------------------------------------
Deferred Sales             NO. (MAY BE CHARGED FOR            NO. (MAY BE CHARGED FOR
Charge?                    PURCHASES OVER $1 MILLION          PURCHASES OVER $1 MILLION
                           THAT ARE REDEEMED WITHIN ONE       THAT ARE REDEEMED WITHIN ONE
                           YEAR.)                             YEAR.)
-------------------------------------------------------------------------------------------
Account Maintenance        NO.                                0.25% ACCOUNT MAINTENANCE
and Distribution                                              FEE. NO DISTRIBUTION FEE.
Fees?
-------------------------------------------------------------------------------------------

* As of October   , 2000, Investor Class shares were redesignated Class I shares and Distributor Class shares were redesignated Class A shares.
 12
MERCURY HW SMALL CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS I AND A SHARES* -- INITIAL SALES CHARGE OPTION

If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.

                                                                           DEALER
                                                     AS A % OF          COMPENSATION
                                AS A % OF              YOUR               AS A % OF
     YOUR INVESTMENT         OFFERING PRICE        INVESTMENT**        OFFERING PRICE
---------------------------------------------------------------------------------------
 LESS THAN $25,000                5.25%                5.54%                5.00%
---------------------------------------------------------------------------------------
 $25,000 BUT LESS THAN
 $50,000                          4.75%                4.99%                4.50%
---------------------------------------------------------------------------------------
 $50,000 BUT LESS THAN
 $100,000                         4.00%                4.17%                3.75%
---------------------------------------------------------------------------------------
 $100,000 BUT LESS THAN
 $250,000                         3.00%                3.09%                2.75%
---------------------------------------------------------------------------------------
 $250,000 BUT LESS THAN
 $1,000,000                       2.00%                2.04%                1.80%
---------------------------------------------------------------------------------------
 $1,000,000 AND OVER***           0.00%                0.00%                0.00%
---------------------------------------------------------------------------------------

  * As of October   , 2000, Investor Class shares were redesignated Class I
    shares and Distributor Class shares were redesignated Class A shares. ** Rounded to the nearest one-hundredth percent.

*** If you invest $1,000,000 or more in Class I or A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or A shares may apply for:

      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT
      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates
      - Certain employer-sponsored retirement or savings plans
      - Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees

MERCURY HW SMALL CAP VALUE FUND                                               13

[CHECKMARK ICON]  Account Choices

        of the Investment Adviser and its affiliates and employees or customers of selected securities dealers
      - Certain fee-based programs managed by the Investment Adviser or its affiliates
      - Certain fee-based programs managed by selected securities dealers that have an agreement with the Distributor
      - Purchases through certain financial advisers, selected securities dealers, brokers, investment advisers, service providers and other financial intermediaries
      - Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares, including former Investor Class shareholders of the Fund, existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by the Investment Adviser or its affiliates. Your financial consultant, selected securities dealer or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the Fund's Transfer Agent at 1-800-236-4479.

 14
MERCURY HW SMALL CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-236-4479. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERCURY HW SMALL CAP VALUE FUND                                               15

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES             First, select the share class        Refer to the pricing of shares table on page 12. Be sure to
                       appropriate for you                  read this prospectus carefully.
                       -------------------------------------------------------------------------------------------------
                       Next, determine the amount of        The minimum initial investment for the Fund is $1,000 for
                       your investment                      all accounts except: - $500 for certain fee-based programs
                                                            - $100 for retirement plans (The minimums for initial
                                                            investments may be waived under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. Purchase orders
                       other financial intermediary         placed prior to the close of regular trading on the New York
                       submit your purchase order           Stock Exchange (generally, 4:00 p.m. Eastern time) are
                                                            priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
                                                            Purchase orders placed after that time are priced at the net asset value determined on the next business day. The Fund
                                                            may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase. For example, Merrill
                                                            Lynch, Pierce, Fenner & Smith Incorporated currently charges a $5.35 processing fee. The fees charged by other financial intermediaries may be higher or lower.
                       -------------------------------------------------------------------------------------------------
                       Or contact the Transfer Agent        To purchase shares directly, call the Transfer Agent at
                                                            1-800-236-4479 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares           The minimum investment for additional purchases is generally
INVESTMENT                                                  $100 for all accounts except: - $50 for certain fee-based
                                                            programs - $1 for retirement plans (The minimums for
                                                            additional purchases may be waived under certain
                                                            circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Acquire additional shares            All dividends are automatically reinvested without a sales
                       through the automatic dividend       charge.
                       reinvestment plan
                       -------------------------------------------------------------------------------------------------
                       Participate in the automatic         You may invest a specific amount on a periodic basis through
                       investment plan                      your selected securities dealer or other financial
                                                            intermediary. The current minimum for such automatic
                                                            reinvestments is $100. The minimum may be waived or revised under certain circumstances.
------------------------------------------------------------------------------------------------------------------------

 16                                           MERCURY HW SMALL CAP VALUE FUND

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating          You may transfer your Fund shares to another selected
ANOTHER SECURITIES     securities dealer or other           securities dealer or other financial intermediary if
DEALER OR OTHER        financial intermediary               authorized dealer agreements are in place between the
FINANCIAL                                                   Distributor and the transferring intermediary and the
INTERMEDIARY                                                Distributor and the receiving intermediary. Certain
                                                            shareholder services may not be available for all
                                                            transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                            trading of these shares must be coordinated by the receiving intermediary.
                       -------------------------------------------------------------------------------------------------
                       Transfer to a non-participating      You must either: - Transfer your shares to an account with
                       securities dealer or other           the Transfer Agent; or - Sell your shares, paying any
                       financial intermediary                                  applicable deferred sales charge.
------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. For your
                       other financial intermediary         redemption request to be priced at the net asset value on
                       submit your sales order              the day of your request, you must submit your request to
                                                            your selected securities dealer or other financial
                                                            intermediary prior to that day's close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
                                                            time). Certain financial intermediaries, however, may
                                                            require submission of orders prior to that time. Redemption requests placed after that time are priced at the net asset value at the close of regular trading on the next business day.
                                                            Certain financial intermediaries may charge a fee to process a sale of shares. For example, Merrill Lynch, Pierce, Fenner
                                                            & Smith Incorporated currently charges a $5.35 processing
                                                            fee. No processing fee is charged if you redeem the shares directly through the Transfer Agent. The fees charged by
                                                            other financial intermediaries may be higher or lower.
                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                       -------------------------------------------------------------------------------------------------
                       Sell through the Transfer Agent      You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                            sign the letter. A signature guarantee will generally be
                                                            required but may be waived in certain limited circumstances.
                                                            You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings
                                                            association, national securities exchange and registered
                                                            securities association. A notary public seal will not be
                                                            acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                            proceeds. This delay will usually not exceed ten days.
------------------------------------------------------------------------------------------------------------------------

                                              MERCURY HW SMALL CAP VALUE FUND 17

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES            Participate in the Fund's            You can choose to receive systematic payments from your Fund
SYSTEMATICALLY         Systematic Withdrawal Plan           account either by check or through direct deposit to your
                                                            bank account on a monthly or quarterly basis. You can
                                                            generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly,
                                                            quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends
                                                            automatically reinvested. Ask your financial intermediary
                                                            for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR          Select the fund into which you       You can exchange your shares of the Fund for shares of other
SHARES                 want to exchange. Be sure to         Mercury mutual funds or for shares of the Summit Cash
                       read that fund's prospectus          Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.
                                                            Each class of Fund shares is generally exchangeable for
                                                            shares of the same class of another Mercury fund. If you own
                                                            Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares. If you own
                                                            Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit.
                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I or A shares for shares of a fund with a higher
                                                            initial sales charge than you originally paid, you may be
                                                            charged the difference at the time of exchange.
                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------

 18                                           MERCURY HW SMALL CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the higher net asset value because that class has lower expenses.
FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or by selected securities dealers or other financial intermediaries that have an agreement with the Distributor, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

MERCURY HW SMALL CAP VALUE FUND                                               19

[CHECKMARK ICON]  Account Choices

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund's shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant, selected securities dealer or other financial intermediary. DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

 20
MERCURY HW SMALL CAP VALUE FUND

[CHECKMARK ICON]  Account Choices

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERCURY HW SMALL CAP VALUE FUND                                               21

[MANAGEMENT TEAM ICON]   The Management Team
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Advisors, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. For the fiscal year ended June 30, 2000, the Fund paid the Investment Adviser a fee at the annual rate of 0.75% of the average daily net assets of the Fund.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $558 billion in investment company and other portfolio assets under management as of June 30, 2000.

Although not required to do so, the Investment Adviser has agreed to make reimbursements so that the regular annual operating expenses of the Fund will be limited as shown in the table on page 5. The Investment Adviser has agreed to these expense limits through June 2001, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change.

The Investment Adviser is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.

 22
MERCURY HW SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.

                                                                                   CLASS I(1)
                                                              -----------------------------------------------------
                                                                           FOR THE YEAR ENDED JUNE 30,
INCREASE (DECREASE) IN                                        -----------------------------------------------------
NET ASSET VALUE:                                               2000        1999        1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                        $ 26.48     $23.83     $21.33     $ 21.53
-------------------------------------------------------------------------------------------------------------------
Investment income -- net                                                    (0.05)(4)  (0.06)(3)   0.03     0.05(3)
-------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net                   (3.88)      5.13       5.62        2.80
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            (3.93)      5.07       5.65        2.85
-------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
 Investment income -- net                                                      --      (0.05)     (0.09)         --
 Realized gain on investments -- net                                        (1.53)     (2.37)     (3.06)     (3.05)
-------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                           (1.53)     (2.42)     (3.15)     (3.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                              $ 21.02     $26.48     $23.83     $ 21.33
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
-------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                                         (14.26)%    22.24%     29.74%     14.24%
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                                               1.05%      0.94%      1.00%      1.00%
-------------------------------------------------------------------------------------------------------------------
Expenses                                                                     1.19%      0.94%      1.30%      1.21%
-------------------------------------------------------------------------------------------------------------------
Investment income -- net                                                    (0.26)%    (0.23)%     0.10%      0.24%
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in millions)                                     $ 53.40     $94.90     $27.50     $ 16.50
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            105%        85%        88%       119%
-------------------------------------------------------------------------------------------------------------------

(1) As of October   , 2000, Investor Class shares were redesignated Class I
    shares. No Distributor Class shares, which were redesignated Class A shares, were outstanding on such date. No sales loads were charged prior to this time.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(3) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

*  Total investment return excludes the effects of sales charges.

                                             MERCURY HW SMALL CAP VALUE FUND  23


FUND
Mercury HW Small Cap Value Fund
of Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, California 90017-5400
(800-236-4479)
INVESTMENT ADVISER
Administrative Offices:
Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address:
725 South Figueroa Street,
Suite 4000
Los Angeles, California 90017-5400
TRANSFER AGENT
Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
Mailing Address:
P.O. Box 41621
Jacksonville, Florida 32232-1621
(800-236-4479)
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1500
Milwaukee, Wisconsin 53202
DISTRIBUTOR
FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661
COUNSEL
Gardner, Carton & Douglas
321 North Clark Street
Chicago, Illinois 60610-4795

[TELEPHONE ICON]  TO LEARN MORE

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or other financial intermediary or the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.
Contact your financial consultant or other financial intermediary or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.
Investment Company Act File #811-4182.
CODE #MHW-1060-1000
(C) Mercury Advisors

                                           MERCURY HW
                                           SMALL CAP VALUE FUND
                                           OF MERCURY HW FUNDS

                                           ARTWORK
                                            PROSPECTUS - October   , 2000

                       PROSPECTUS - October   , 2000

                         Mercury HW International Value Fund
                                OF MERCURY HW FUNDS

                [MERCURY HW ARTWORK]

                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.

Table of Contents

                                                             PAGE
[FUND FACTS ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury HW International Value Fund...............    2
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[ABOUT THE DETAILS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    7
Statement of Additional Information.........................   11

[ACCOUNT CHOICE ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
Pricing of Shares...........................................   12
How to Buy, Sell, Transfer and Exchange Shares..............   18
How Shares are Priced.......................................   22
Fee-Based Programs..........................................   22
Dividends and Taxes.........................................   23

[THE MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   25
Financial Highlights........................................   26

[TO LEARN MORE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERCURY HW INTERNATIONAL VALUE FUND

[FUND FACTS ICON]   Fund Facts

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

COMMON STOCK -- units of ownership of a corporation.
CONVERTIBLE SECURITIES -- fixed-income securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.
PREFERRED STOCK -- class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock. PRICE-TO-EARNINGS RATIO -- price of a stock divided by its earnings per share. YIELD -- percentage rate of return paid on a stock in dividends and share repurchases.
PRICE-TO-BOOK VALUE RATIO -- price of a stock divided by its book value per share.

ABOUT THE MERCURY HW INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek current income and long-term growth of income, accompanied by growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in stocks of companies located outside the U.S. The Fund may purchase COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES and other instruments.
In investing the Fund's assets, Mercury Advisors (the "Investment Adviser") follows a value style. This means that the Investment Adviser buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

      - low PRICE-TO-EARNINGS RATIO relative to the market
      - high YIELD relative to the market
      - low PRICE-TO-BOOK VALUE RATIO relative to the market
      - financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

This value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the MSCI EAFE Index. Also, the return of the Fund will not necessarily be similar to the return of the MSCI EAFE Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go up or down. If the value of the Fund's investments goes down, you may lose money. The value changes in the Fund's investments may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. The Fund is also subject to the risk that the stocks the Fund's Investment Adviser selects will underperform the stock markets or other funds with similar investment objective and investment strategies.

In addition, because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the Fund's securities may go up or down in value depending on foreign exchange rates, political and

 2                                           MERCURY HW INTERNATIONAL VALUE FUND

[FUND FACTS ICON]  Fund Facts

economic developments and U.S. and foreign laws relating to foreign investment. Foreign securities may also be less liquid, more volatile and harder to value than U.S. securities. These risks are heightened for investments in emerging markets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

      - Are seeking to diversify a portfolio of equity securities to include foreign securities.

      - Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities.

      - Want a professionally managed and diversified portfolio.

      - Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital appreciation.

      - Are prepared to receive taxable distributions.

MERCURY HW INTERNATIONAL VALUE FUND                                            3

[FUND FACTS ICON]  Fund Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Class I shares of the Fund and by showing how the Fund's average annual total returns for 1 and 5 years and for the life of the Class compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                           [RISK/RETURN BAR CHART]

1991                                                                             20.35%
1992                                                                             -2.66%
1993                                                                             45.76%
1994                                                                             -2.93%
1995                                                                             19.89%
1996                                                                             18.29%
1997                                                                              5.33%
1998                                                                              6.41%
1999                                                                             23.41%

Total return for the six months ended June 30, 2000: 3.52%.

During the period shown in the bar chart, the highest return for a quarter was 15.50% (quarter ended December 31, 1998) and the lowest return for a quarter was - 18.36% (quarter ended September 30, 1998).

           AVERAGE ANNUAL TOTAL RETURNS                PAST         PAST         SINCE
     (FOR THE PERIODS ENDED DECEMBER 31, 1999)       ONE YEAR    FIVE YEARS    INCEPTION
----------------------------------------------------------------------------------------
 CLASS I*+                                            23.41%       14.43%      13.65%(1)
 MSCI EAFE INDEX                                      27.30%       13.15%         12.30%
----------------------------------------------------------------------------------------
 CLASS A*++                                              N/A          N/A      13.82%(2)
 MSCI EAFE INDEX                                         N/A          N/A      27.08%(3)
----------------------------------------------------------------------------------------
 CLASS B*                                                N/A          N/A            N/A
 MSCI EAFE INDEX                                         N/A          N/A            N/A
----------------------------------------------------------------------------------------
 CLASS C*                                                N/A          N/A            N/A
 MSCI EAFE INDEX                                         N/A          N/A            N/A
----------------------------------------------------------------------------------------

The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI
EAFE) is an arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East.

* Includes the effect of sales charges, which were not imposed until October , 2000.

+   As of October   , 2000, Investor Class shares were redesignated Class I
    shares.

++  As of October   , 2000, Distributor Class shares were redesignated Class A shares.

(1) Inception date is October 1, 1990.

(2) Inception date is June 2, 1999.

(3) Since June 1, 1999.

4                                            MERCURY HW INTERNATIONAL VALUE FUND

[FUND FACTS ICON]  Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
MANAGEMENT FEE -- a fee paid to the Investment Adviser for managing the Fund. DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating financial consultants, other financial intermediaries, advertising and promotion.
SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate selected securities dealers or other financial intermediaries for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant, selected securities dealer or other financial intermediary can help you with this decision.

THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THE DIFFERENT CLASSES OF SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)(a):                                      CLASS I*  CLASS A*  CLASS B(b)  CLASS C
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases
(as a percentage of offering price)                  5.25%(c)  5.25%(c)  None        None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption
proceeds, whichever is lower)                        None(d)   None(d)   4.00%(c)    1.00%(c)
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on Dividend
Reinvestments                                        None      None      None        None
---------------------------------------------------------------------------------------------
Redemption Fee                                       None      None      None        None
---------------------------------------------------------------------------------------------
Exchange Fee                                         None      None      None        None
---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE FUND'S TOTAL ASSETS)(e):
---------------------------------------------------------------------------------------------
MANAGEMENT FEE                                       0.75%     0.75%     0.75%       0.75%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES(e)          None      0.25%     1.00%       1.00%
---------------------------------------------------------------------------------------------
Other Expenses (including transfer agency fees)      0.31%     0.31%     0.31%       0.31%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                      1.06%     1.31%     2.06%       2.06%
---------------------------------------------------------------------------------------------

( )* As of October , 2000, Investor Class shares were redesignated Class I shares and Distributor Class shares were redesignated Class A shares.
(a) Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares.
     See "How to Buy, Sell, Transfer and Exchange Shares."
(b) Class B shares automatically convert to Class A shares about eight years after you buy them and will no longer be subject to distribution fees.
(c) Some investors may qualify for reductions in the sales charge (load).
(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)  The Fund calls the "Service Fee" an "Account Maintenance
     Fee." Account Maintenance Fee is the term used elsewhere in this prospectus and in all other Fund materials. If you hold
     Class B or C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

MERCURY HW INTERNATIONAL VALUE FUND                                            5

[FUND FACTS ICON]  Fund Facts

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:

                           CLASS I           CLASS A           CLASS B           CLASS C
-----------------------------------------------------------------------------------------
 ONE YEAR                  $   627           $   651           $   609           $   309
-----------------------------------------------------------------------------------------
 THREE YEARS               $   845           $   918           $   946           $   646
-----------------------------------------------------------------------------------------
 FIVE YEARS                $ 1,079           $ 1,205           $ 1,308           $ 1,108
-----------------------------------------------------------------------------------------
 TEN YEARS                 $ 1,751           $ 2,021           $ 2,197           $ 2,390
-----------------------------------------------------------------------------------------

Expenses if you did not redeem your shares:

                           CLASS I           CLASS A           CLASS B           CLASS C
-----------------------------------------------------------------------------------------
 ONE YEAR                  $   627           $   651           $   209           $   209
-----------------------------------------------------------------------------------------
 THREE YEARS               $   845           $   918           $   646           $   646
-----------------------------------------------------------------------------------------
 FIVE YEARS                $ 1,079           $ 1,205           $ 1,108           $ 1,108
-----------------------------------------------------------------------------------------
 TEN YEARS                 $ 1,751           $ 2,021           $ 2,197           $ 2,390
-----------------------------------------------------------------------------------------

 6                                           MERCURY HW INTERNATIONAL VALUE FUND

[ABOUT THE DETAILS ICON]   About the Details

ABOUT THE PORTFOLIO MANAGERS -- Sarah Ketterer is a managing director of the Investment Adviser and has served as portfolio manager of the Fund since it began in October 1990. Before joining the Investment Adviser, Ms. Ketterer was with Bankers Trust Company as an associate from 1987 to 1990 and a financial analyst with Dean Witter Reynolds from 1983 to 1985.

Harry Hartford is a managing director of the Investment Adviser and has served as a portfolio manager of the Fund since May 1994. Before joining the Investment Adviser, Mr. Hartford was with the Investment Bank of Ireland (now Bank of Ireland Asset Management) as a senior manager of International and Global Equities from 1985 to 1994.

David Chambers is a managing director of the Investment Adviser and has served as a portfolio manager of the Fund since October 1996. He has been associated with Merrill Lynch Investment Managers International Limited in London since July 1998. Before joining the Investment Adviser, Mr. Chambers was with Baring Asset Management, Inc. as senior vice president of Global Equities from 1992 to 1995 and Baring Brothers, London, as assistant director of Corporate Finance from 1990 to 1991.
ABOUT THE INVESTMENT ADVISER -- Mercury Advisors manages the Fund.

ABOUT THE SUBADVISERS -- Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited are subadvisers to the Fund and provide investment research, recommendations and other investment-related services.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------
The Fund's investment objective is to provide current income and long-term growth of income, accompanied by growth of capital.
The Fund invests at least 65% of its total assets in stocks in at least ten foreign markets. Ordinarily, the Fund invests in stocks of companies located in the developed foreign markets and invests at least 80% of its total assets in stocks that pay dividends. It also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds, and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.
INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

FOREIGN MARKET RISK

Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the U.S. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the U.S. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose

MERCURY HW INTERNATIONAL VALUE FUND                                            7

[ABOUT THE DETAIL ICON]  About the Details

money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

      - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

      - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

      - Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

      - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be

 8                                           MERCURY HW INTERNATIONAL VALUE FUND

[ABOUT THE DETAIL ICON]  About the Details

        uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

      - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

      - International trade barriers or economic sanctions against certain foreign countries may adversely affect the Fund's foreign holdings.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to euro, or EMU as a whole, does not take effect as planned or if a participating country withdraws from EMU.

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible

MERCURY HW INTERNATIONAL VALUE FUND                                            9

[ABOUT THE DETAIL ICON]  About the Details

usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEBT SECURITIES

Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS

When-issued securities, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

DERIVATIVES

Derivatives involve the following risks:

      - CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

      - CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      - INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower

 10                                          MERCURY HW INTERNATIONAL VALUE FUND

[ABOUT THE DETAIL ICON]  About the Details

        interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY HW INTERNATIONAL VALUE FUND                                           11

[ACCOUNT CHOICES ICON]   Account Choices
PRICING OF SHARES
--------------------------------------------------------------------------------

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

The Fund's shares are distributed by FAM Distributors, Inc. (the "Distributor").

For example, if you select Class I or A shares, you generally pay the Distributor a sales charge at the time of purchase. If you buy Class A shares, you also pay out of Fund assets an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

Certain financial institutions may charge you additional fees in connection with transactions in fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

 12                                          MERCURY HW INTERNATIONAL VALUE FUND
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[ACCOUNT CHOICES ICON]   Account Choices

To better understand the pricing of each class of the Fund's shares, we have summarized the information below:

                                   CLASS I*                      CLASS A*                      CLASS B
---------------------------------------------------------------------------------------------------------------
Availability               LIMITED TO CERTAIN            GENERALLY AVAILABLE           GENERALLY AVAILABLE
                           INVESTORS INCLUDING:          THROUGH SELECTED              THROUGH SELECTED
                           - Investor Class and          SECURITIES DEALERS AND        SECURITIES DEALERS AND
                             current Class I             OTHER FINANCIAL               OTHER FINANCIAL
                             shareholders.               INTERMEDIARIES.               INTERMEDIARIES.
                           - Certain retirement
                             plans.                      Distributor Class
                           - Participants in             shareholders.
                             certain sponsored
                             programs.
                           - Certain affiliates or
                             customers of selected
                             securities dealers and
                             other financial
                             intermediaries.
---------------------------------------------------------------------------------------------------------------
Initial Sales Charge?      YES. PAYABLE AT TIME OF       YES. PAYABLE AT TIME OF       NO. ENTIRE PURCHASE
                           PURCHASE. LOWER SALES         PURCHASE. LOWER SALES         PRICE IS INVESTED IN
                           CHARGES AVAILABLE FOR         CHARGES AVAILABLE FOR         SHARES OF THE FUND.
                           LARGER INVESTMENTS.           LARGER INVESTMENTS.
---------------------------------------------------------------------------------------------------------------
Deferred Sales             NO. (MAY BE CHARGED FOR       NO. (MAY BE CHARGED FOR       YES. PAYABLE IF YOU
Charge?                    PURCHASES OVER $1             PURCHASES OVER $1             REDEEM WITHIN SIX YEARS
                           MILLION THAT ARE              MILLION THAT ARE              OF PURCHASE.
                           REDEEMED WITHIN ONE           REDEEMED WITHIN ONE
                           YEAR.)                        YEAR.)
---------------------------------------------------------------------------------------------------------------
Account Maintenance        NO.                           0.25% ACCOUNT                 0.25% ACCOUNT
and Distribution                                         MAINTENANCE FEE NO            MAINTENANCE FEE 0.75%
Fees?                                                    DISTRIBUTION FEE.             DISTRIBUTION FEE.
---------------------------------------------------------------------------------------------------------------
Conversion to Class A      NO.                           NO.                           YES, AUTOMATICALLY AFTER
shares?                                                                                APPROXIMATELY EIGHT
                                                                                       YEARS.
---------------------------------------------------------------------------------------------------------------

                               CLASS C
-------------------------------------------------
Availability           GENERALLY AVAILABLE
                       THROUGH SELECTED
                       SECURITIES DEALERS AND
                       OTHER FINANCIAL
                       INTERMEDIARIES.
-------------------------------------------------
Initial Sales Charge?  NO. ENTIRE PURCHASE
                       PRICE IS INVESTED IN
                       SHARES OF THE FUND.
-------------------------------------------------
Deferred Sales         YES. PAYABLE IF YOU
Charge?                REDEEM WITHIN ONE YEAR
                       OF PURCHASE.
-------------------------------------------------
Account Maintenance    0.25% ACCOUNT
and Distribution       MAINTENANCE FEE 0.75%
Fees?                  DISTRIBUTION FEE.
-------------------------------------------------
Conversion to Class A  NO.
shares?
-------------------------------------------------

* As of October   , 2000, Investor Class shares were redesignated Class I shares and Distributor Class shares were redesignated Class A shares.

MERCURY HW INTERNATIONAL VALUE FUND                                           13

[ACCOUNT CHOICES ICON]  Account Choices

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS I AND A SHARES* -- INITIAL SALES CHARGE OPTIONS

If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.

                                                                           DEALER
                                                     AS A % OF          COMPENSATION
                                AS A % OF              YOUR               AS A % OF
     YOUR INVESTMENT         OFFERING PRICE        INVESTMENT**        OFFERING PRICE
---------------------------------------------------------------------------------------
 LESS THAN $25,000                5.25%                5.54%                5.00%
---------------------------------------------------------------------------------------
 $25,000 BUT LESS THAN
 $50,000                          4.75%                4.99%                4.50%
---------------------------------------------------------------------------------------
 $50,000 BUT LESS THAN
 $100,000                         4.00%                4.17%                3.75%
---------------------------------------------------------------------------------------
 $100,000 BUT LESS THAN
 $250,000                         3.00%                3.09%                2.75%
---------------------------------------------------------------------------------------
 $250,000 BUT LESS THAN
 $1,000,000                       2.00%                2.04%                1.80%
---------------------------------------------------------------------------------------
 $1,000,000 AND OVER***           0.00%                0.00%                0.00%
---------------------------------------------------------------------------------------

  *As of October   , 2000, Investor Class shares were redesignated Class I
   shares and Distributor Class shares were redesignated Class A shares. ** Rounded to the nearest one-hundredth percent.

***If you invest $1,000,000 or more in Class I or A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or A shares may apply for:

      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT
      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates
      - Certain employer-sponsored retirement or savings plans
      - Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees

 14                                          MERCURY HW INTERNATIONAL VALUE FUND

[ACCOUNT CHOICES ICON]  Account Choices

        of the Investment Adviser and its affiliates and employees or customers of selected securities dealers
      - Certain fee-based programs managed by the Investment Adviser or its affiliates
      - Certain fee-based programs managed by selected securities dealers that have an agreement with the Distributor
      - Purchases through certain financial advisers, selected securities dealers, brokers, investment advisers, service providers and other financial intermediaries
      - Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares, including former Investor Class shareholders of the Fund, existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by the Investment Adviser or its affiliates. Your financial consultant, selected securities dealer or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the Fund's Transfer Agent at 1-800-236-4479.

CLASS B AND C SHARES -- DEFERRED SALES CHARGE OPTIONS

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under a distribution plan that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales

MERCURY HW INTERNATIONAL VALUE FUND                                           15

[ACCOUNT CHOICES ICON]  Account Choices

charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

CLASS B SHARES

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

  YEAR SINCE PURCHASE      SALES CHARGE*
------------------------------------------
 0 - 1                    4.00%
------------------------------------------
 1 - 2                    4.00%
------------------------------------------
 2 - 3                    3.00%
------------------------------------------
 3 - 4                    3.00%
------------------------------------------
 4 - 5                    2.00%
------------------------------------------
 5 - 6                    1.00%
------------------------------------------
 6 AND THEREAFTER         0.00%
------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Mercury funds have identical deferred sales charge schedules. If you exchange your shares for shares of another Mercury fund, the higher charge will apply, if any would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

      - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

      - Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers

      - Redemption in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates

      - Redemption in connection with participation in certain fee-based programs managed by selected securities dealers or other financial intermediaries that have agreements with the Distributor or its affiliates

      - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following comple-

 16                                          MERCURY HW INTERNATIONAL VALUE FUND

[ACCOUNT CHOICES ICON]  Account Choices

        tion of probate, or in connection with involuntary termination of an account in which Fund shares are held

      - Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a longer conversion schedule, the longer conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the Fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

CLASS C SHARES

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

MERCURY HW INTERNATIONAL VALUE FUND                                           17

[ACCOUNT CHOICES ICON]  Account Choices

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-236-4479. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

 18                                          MERCURY HW INTERNATIONAL VALUE FUND

[ACCOUNT CHOICES ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES             First, select the share class        Refer to the pricing of shares table on page 13. Be sure to
                       appropriate for you                  read this prospectus carefully.
                       -------------------------------------------------------------------------------------------------
                       Next, determine the amount of        The minimum initial investment for the Fund is $1,000 for
                       your investment                      all accounts except: - $500 for certain fee-based programs
                                                            - $100 for retirement plans (The minimums for initial
                                                            investments may be waived under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. Purchase orders
                       other financial intermediary         placed prior to the close of regular trading on the New York
                       submit your purchase order           Stock Exchange (generally, 4:00 p.m. Eastern time) are
                                                            priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
                                                            Purchase orders placed after that time are priced at the net asset value determined on the next business day. The Fund
                                                            may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase. For example, Merrill
                                                            Lynch, Pierce, Fenner & Smith Incorporated currently charges a $5.35 processing fee. The fees charged by other financial intermediaries may be higher or lower.
                       -------------------------------------------------------------------------------------------------
                       Or contact the Transfer Agent        To purchase shares directly, call the Transfer Agent at
                                                            1-800-236-4479 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares           The minimum investment for additional purchases is generally
INVESTMENT                                                  $100 for all accounts except: - $50 for certain fee-based
                                                            programs - $1 for retirement plans (The minimums for
                                                            additional purchases may be waived under certain
                                                            circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Acquire additional shares            All dividends are automatically reinvested without a sales
                       through the automatic dividend       charge.
                       reinvestment plan
                       -------------------------------------------------------------------------------------------------
                       Participate in the automatic         You may invest a specific amount on a periodic basis through
                       investment plan                      your selected securities dealer or other financial
                                                            intermediary. The current minimum for such automatic
                                                            reinvestments is $100. The minimum may be waived or revised under certain circumstances.
------------------------------------------------------------------------------------------------------------------------

MERCURY HW INTERNATIONAL VALUE FUND                                           19

[ACCOUNT CHOICES ICON]  Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating          You may transfer your Fund shares to another selected
ANOTHER SELECTED       securities dealer or other           securities dealer or other financial intermediary if
SECURITIES DEALER      financial intermediary               authorized dealer agreements are in place between the
OR OTHER FINANCIAL                                          Distributor and the transferring intermediary and the
INTERMEDIARY                                                Distributor and the receiving intermediary. Certain
                                                            shareholder services may not be available for all
                                                            transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                            trading of these shares must be coordinated by the receiving intermediary.
                       -------------------------------------------------------------------------------------------------
                       Transfer to a non-participating      You must either:
                       securities dealer or other           - Transfer your shares to an account with the Transfer
                       financial intermediary                 Agent; or
                                                            - Sell your shares, paying any applicable deferred sales
                                                              charge.
------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. For your
                       other financial intermediary         redemption request to be priced at the net asset value on
                       submit your sales order              the day of your request, you must submit your request to
                                                            your selected securities dealer or other financial
                                                            intermediary prior to that day's close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
                                                            time). Certain financial intermediaries, however, may
                                                            require submission of orders prior to that time. Redemption requests placed after that time are priced at the net asset value at the close of regular business on the next business day.
                                                            Certain financial intermediaries may charge a fee to process a sale of shares. For example, Merrill Lynch, Pierce, Fenner
                                                            & Smith Incorporated currently charges a $5.35 processing
                                                            fee. No processing fee is charged if you redeem the shares directly through the Transfer Agent. The fees charged by
                                                            other financial intermediaries may be higher or lower.
                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                       -------------------------------------------------------------------------------------------------
                       Sell through the Transfer Agent      You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                            sign the letter. A signature guarantee will generally be
                                                            required but may be waived in certain limited circumstances.
                                                            You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings
                                                            association, national securities exchange and registered
                                                            securities association. A notary public seal will not be
                                                            acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                            proceeds. This delay will usually not exceed ten days.
------------------------------------------------------------------------------------------------------------------------

 20                                          MERCURY HW INTERNATIONAL VALUE FUND

[ACCOUNT CHOICES ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES            Participate in the Fund's            You can choose to receive systematic payments from your Fund
SYSTEMATICALLY         Systematic Withdrawal Plan           account either by check or through direct deposit to your
                                                            bank account on a monthly or quarterly basis. You can
                                                            generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly,
                                                            quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends
                                                            automatically reinvested.
                                                            For Class B and C shares, your total annual withdrawals
                                                            cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales
                                                            charge is waived for systematic redemptions. Ask your
                                                            financial intermediary for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR          Select the fund into which you       You can exchange your shares of the Fund for shares of other
SHARES                 want to exchange. Be sure to         Mercury mutual funds or for shares of the Summit Cash
                       read that fund's prospectus          Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.
                                                            Each class of Fund shares is generally exchangeable for
                                                            shares of the same class of another Mercury fund. If you own
                                                            Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares. If you own
                                                            Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or
                                                            Class C shares can be exchanged for Class B shares of
                                                            Summit.
                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I or A shares for shares of a fund with a higher
                                                            initial sales charge than you originally paid, you may be
                                                            charged the difference at the time of exchange. If you
                                                            exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher
                                                            schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                            period for calculating a deferred sales charge at
                                                            redemption. Your time in both funds will also count when
                                                            determining the holding period for a conversion from Class B to Class A shares.
                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------

MERCURY HW INTERNATIONAL VALUE FUND                                           21

[ACCOUNT CHOICES ICON]  Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.
FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or by selected securities dealers or other financial intermediaries that have an agreement with the Distributor, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to

 22                                          MERCURY HW INTERNATIONAL VALUE FUND

[ACCOUNT CHOICES ICON]  Account Choices

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund's shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant, selected securities dealer or other financial intermediary. DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

MERCURY HW INTERNATIONAL VALUE FUND                                           23

[ACCOUNT CHOICES ICON]  Account Choices

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

 24                                     MERCURY HW INTERNATIONAL VALUE FUND

[THE MANAGEMENT TEAM ICON]   The Management Team

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Advisors, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. For the fiscal year ended June 30, 2000, the Fund paid the Investment Adviser a fee at the annual rate of 0.75% of the average daily net assets of the Fund.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $555 billion in investment company and other portfolio assets under management as of June 30, 2000.

The Investment Adviser has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited, 33 King William Street, London, England EC4R 9AS, and Merrill Lynch Asset Management U.K. Limited, Ropemaker Place, 25 Ropemaker Street, London, England E2Y 9LY, affiliated investment advisers that are indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations and other investment-related services. There is no increase in the aggregate fees paid by the Fund for these services.

The Investment Adviser is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.

MERCURY HW INTERNATIONAL VALUE FUND                                           25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.

                                                            CLASS I(1)                                        CLASS A(1)
                                   -------------------------------------------------------------     ----------------------------
                                                    FOR THE YEAR ENDED JUNE 30,                      FOR THE YEAR ENDED JUNE 30,
INCREASE (DECREASE) IN             -------------------------------------------------------------     ----------------------------
NET ASSET VALUE:                     2000          1999          1998         1997        1996        2000             1999(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 year                                            $   25.33     $   24.17     $ 20.44     $ 17.70                       $  25.20
-------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                              0.59          0.59        0.59(3)     0.56(3)                        0.05
-------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain
 (loss) on investments -- net                        (0.40)         1.23        3.78        2.51                           0.47
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      0.99          1.82        4.37        3.07                           0.52
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
 Investment income -- net                            (0.25)        (0.66)      (0.48)      (0.14)                            --
 Realized gain on
   investments -- net                                (0.34)           --       (0.16)      (0.19)                            --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                    (0.59)        (0.66)      (0.64)      (0.33)                            --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                     $   25.73     $   25.33     $ 24.17     $ 20.44                       $  25.72
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
-------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per
 share                                                4.22%         7.77%      21.59%      18.61%                          2.06%(++)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                        0.95%         0.89%       1.00%       1.00%                          1.30%(+)
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                              0.95%         0.89%       1.07%       1.11%                          1.30%(+)
-------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                              1.98%         2.32%       2.66%       2.78%                          2.77%(+)
-------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in
 millions)                                       $1,378.90     $1,476.80     $888.50     $331.00                          $1.10
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      41%           20%         18%         12%                            41%(++)
-------------------------------------------------------------------------------------------------------------------------------

(1)  As of October   , 2000, Investor Class shares were redesignated Class I
     shares and Distributor Class shares were redesignated Class A shares.

     No sales loads were charged prior to this time.

(2)  The Class commenced operations on June 2, 1999.

(3) Net investment income per share represents net investment income divided by average shares outstanding throughout the year.

(*)   Total investment return excludes the effects of sales charges.

(+)   Annualized.

(++)  Not annualized.

26                                        MERCURY HW INTERNATIONAL VALUE FUND


FUND
Mercury HW International Value Fund
of Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, California 90017-5400
(800-236-4479)
INVESTMENT ADVISER
Administrative Offices:
Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address:
725 South Figueroa Street,
Suite 4000
Los Angeles, California 90017-5400
TRANSFER AGENT
Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
Mailing Address:
P.O. Box 41621
Jacksonville, Florida 32232-1621
(800-236-4479)
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1500
Milwaukee, Wisconsin 53202
DISTRIBUTOR
FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661
COUNSEL
Gardner, Carton & Douglas
321 North Clark Street
Chicago, Illinois 60610-4795

[TO LEARN MORE ICON]   To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or other financial intermediary or the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.
Contact your financial consultant or other financial intermediary or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.
Investment Company Act File #811-4182.
CODE #MHW-1030-1000
(C) Mercury Advisors


                                           Mercury HW
                                           International Value Fund
                                           OF MERCURY HW FUNDS
                                             [ART WORK]
                                            PROSPECTUS - October   , 2000

                             Mercury HW Global Value Fund
                                 OF MERCURY HW FUNDS

                ARTWORK

                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.
                       PROSPECTUS - October   , 2000

Table of Contents

                                                             PAGE

[GLOBE ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury HW Global Value Fund......................    2
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[MAGNIFYING GLASS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    7
Statement of Additional Information.........................   11

[CHECKMARK ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
Pricing of Shares...........................................   12
How to Buy, Sell, Transfer and Exchange Shares..............   14
How Shares are Priced.......................................   18
Fee-Based Programs..........................................   18
Dividends and Taxes.........................................   19

[MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   21
Financial Highlights........................................   22

[TELEPHONE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERCURY HW GLOBAL VALUE FUND

[GLOBE ICON]   Fund Facts

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

COMMON STOCK -- units of ownership of a corporation.
PREFERRED STOCK -- class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.
CONVERTIBLE SECURITIES -- fixed income securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.
PRICE-TO-EARNINGS RATIO -- price of stock divided by its earnings per share. YIELD -- percentage rate of return paid on a stock in dividends and share repurchases.
PRICE-TO-BOOK VALUE RATIO -- price of a stock divided by its book value per share.

ABOUT THE MERCURY HW GLOBAL VALUE FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek current income and long-term growth of income, accompanied by growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests in U.S. and international stocks. The Fund may purchase COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES and other instruments.
In investing the Fund's assets, Mercury Advisors (the "Investment Adviser") follows a value style. This means that the Investment Adviser buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

      - low PRICE-TO-EARNINGS RATIO relative to the market
      - high YIELD relative to the market
      - low PRICE-TO-BOOK VALUE RATIO relative to the market
      - financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

This value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the MSCI World Index. Also, the return of the Fund will not necessarily be similar to the return of the MSCI World Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go up or down. If the value of the Fund's investments goes down, you may lose money. The value changes in the Fund's investments may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. The Fund is also subject to the risk that the stocks the Fund's Adviser selects will underperform the stock markets or other funds with similar investment objectives and investment strategies.

In addition, because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the Fund's securities may go

 2
MERCURY HW GLOBAL VALUE FUND

[GLOBE ICON]  Fund Facts

up or down in value depending on foreign exchange rates, political and economic developments and U.S. foreign laws relating to foreign investment. Foreign securities may also be less liquid, more volatile and harder to value than U.S. securities. These risks are heightened for investments in emerging markets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

      - Are seeking to diversify a portfolio of equity securities to include foreign securities.

      - Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities.

      - Want a professionally managed and diversified portfolio.

      - Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital appreciation.

      - Are prepared to receive taxable distributions.

MERCURY HW GLOBAL VALUE FUND                                                   3

[GLOBE ICON]  Fund Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Fund and by showing how the Fund's average annual total returns for 1 year and for its life compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

1997                                                                              7.80%
1998                                                                              6.71%
1999                                                                             12.37%

Total return for the six months ended June 30, 2000: -2.77%.

During the period shown in the bar chart, the highest return for a quarter was 15.83% (quarter ended December 31, 1998) and the lowest return for a quarter was -17.84% (quarter ended September 30, 1998).

               AVERAGE ANNUAL TOTAL RETURNS                      PAST         SINCE
         (FOR THE PERIODS ENDED DECEMBER 31, 1999)             ONE YEAR     INCEPTION
-------------------------------------------------------------------------------------
 CLASS I*+                                                        12.37%     8.93%(1)
 MSCI WORLD INDEX                                                 25.34%    22.05%(2)
-------------------------------------------------------------------------------------

The Morgan Stanley Capital International World Index (MSCI World) is an arithmetical average weighted by market value of the performance of over 1,400 companies listed on stock exchanges in the 22 countries that make up the MSCI Network Indexes.

* Includes the effect of sales charges, which were not imposed until October , 2000.

+   As of October   , 2000, Investor Class shares were redesignated Class I
    shares.

(1) Inception date is January 2, 1997.

(2) Since January 1, 1997.

 4
MERCURY HW GLOBAL VALUE FUND

[GLOBE ICON]  Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
INVESTMENT ADVISORY FEE -- a fee paid to the Investment Adviser for managing the Fund.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers a single class of shares.
THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a):  CLASS I*
------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases (as a
percentage of offering price)                                   5.25%(b)
------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, whichever is
lower)                                                          None(c)
------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on Dividend Reinvestments   None
------------------------------------------------------------------------
Redemption Fee                                                  None
------------------------------------------------------------------------
Exchange Fee                                                    None
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE FUND'S TOTAL ASSETS):
------------------------------------------------------------------------
INVESTMENT ADVISORY FEE(d)                                      0.75%
------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES                        None
------------------------------------------------------------------------
Other Expenses (including transfer agency fees)                 1.38%
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 2.13%
------------------------------------------------------------------------
Expense Reimbursement(d)                                        0.88%
------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                              1.25%
------------------------------------------------------------------------

( )* As of October  , 2000, Investor Class shares were
     redesignated Class I shares.
(a) Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares.
     See "How to Buy, Sell, Transfer and Exchange Shares."
(b) Some investors may qualify for reductions in the sales charge (load).
(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(d) The Investment Adviser has contractually agreed to waive management fees and/or reimburse expenses through June 30, 2001, as shown in the table.

MERCURY HW GLOBAL VALUE FUND                                                   5

[GLOBE ICON]  Fund Facts

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, and that the Fund's operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                      CLASS I
------------------------------------------------------------------------------
 ONE YEAR                                                             $  646
------------------------------------------------------------------------------
 THREE YEARS                                                          $1,077
------------------------------------------------------------------------------
 FIVE YEARS                                                           $1,532
------------------------------------------------------------------------------
 TEN YEARS                                                            $2,792
------------------------------------------------------------------------------

 6
MERCURY HW GLOBAL VALUE FUND

[MAGNIFYING GLASS ICON]   About the Details

ABOUT THE PORTFOLIO MANAGERS -- James Doyle became a portfolio manager of the Fund effective July 1, 2000. Mr. Doyle is a vice president of the Investment Adviser and has been an investment professional with the Investment Adviser since 1997. From 1992 to 1995, Mr. Doyle was a financial analyst at LaSalle Partners, a real estate investment firm.

Mark Morris became a portfolio manager of the Fund effective July 1, 2000. Mr. Morris is a director of the Investment Adviser and has been with the Investment Adviser since 1998. Mr. Morris was a portfolio manager with Trust Company of the West from 1996 to 1998, and a technology analyst from 1991 to 1998.
ABOUT THE INVESTMENT ADVISER -- Mercury Advisors manages the Fund.
ABOUT THE SUBADVISERS -- Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited are subadvisers to the Fund and provide investment research, recommendations and other investment-related services.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's investment objective is to provide current income and long-term growth of income, accompanied by growth of capital.

The Fund invests in stocks in at least ten different countries with developed stock markets, including the U.S. No country other than the U.S. will represent more than 30% of assets. Normally, the Fund invests at least 80% of its total assets in stocks that pay dividends. It also may invest in stocks that don't pay dividends or interest, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.
INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

FOREIGN MARKET RISK

Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the U.S. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the U.S. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose

MERCURY HW GLOBAL VALUE FUND                                                   7

[MAGNIFYING GLASS ICON]  About the Details

money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

      - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

      - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

      - Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

      - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be

 8
MERCURY HW GLOBAL VALUE FUND

[MAGNIFYING GLASS ICON]  About the Details

        uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

      - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

      - International trade barriers or economic sanctions against certain foreign countries may adversely affect a Fund's foreign holdings.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to euro, or EMU as a whole, does not take effect as planned, or if a participating country withdraws from EMU.

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible

MERCURY HW GLOBAL VALUE FUND                                                   9

[MAGNIFYING GLASS ICON]  About the Details

usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEBT SECURITIES

Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS

When-issued securities, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

DERIVATIVES

Derivatives involve the following risks:

      - CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

      - CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      - INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower

 10
MERCURY HW GLOBAL VALUE FUND

[MAGNIFYING GLASS ICON]  About the Details

        interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY HW GLOBAL VALUE FUND                                                  11

[CHECKMARK ICON]   Account Choices
PRICING OF SHARES
--------------------------------------------------------------------------------

The Fund offers a single class of shares.

The Fund's shares are distributed by FAM Distributors, Inc. (the "Distributor").

Certain financial institutions may charge you additional fees in connection with transactions in fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

To better understand the pricing of the Fund's shares, we have summarized the information below:

                                                     CLASS I*
-------------------------------------------------------------------------------------
Availability                  LIMITED TO CERTAIN INVESTORS INCLUDING:
                              - Investor Class and current Class I shareholders.
                              - Certain retirement plans.
                              - Participants in certain sponsored programs.
                              - Certain affiliates or customers of selected
                              securities dealers or other financial intermediaries.
                              [- Certain institutional investors.]
-------------------------------------------------------------------------------------
Initial Sales Charge?         YES. PAYABLE AT TIME OF PURCHASE. LOWER SALES CHARGES
                              AVAILABLE FOR LARGER INVESTMENTS.
-------------------------------------------------------------------------------------
Deferred Sales Charge?        NO. (MAY BE CHARGED FOR PURCHASES OVER $1 MILLION THAT
                              ARE REDEEMED WITHIN ONE YEAR.)
-------------------------------------------------------------------------------------
Account Maintenance and       NO.
Distribution Fees?
-------------------------------------------------------------------------------------

* As of October   , 2000, Investor Class shares were redesignated Class I
  shares.

 12
MERCURY HW GLOBAL VALUE FUND

[CHECKMARK ICON]  Account Choices

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS I SHARES* -- INITIAL SALES CHARGE OPTION

If you buy shares of the Fund, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.

                                                                           DEALER
                                                     AS A % OF          COMPENSATION
                                AS A % OF              YOUR               AS A % OF
     YOUR INVESTMENT         OFFERING PRICE        INVESTMENT**        OFFERING PRICE
---------------------------------------------------------------------------------------
 LESS THAN $25,000                5.25%                5.54%                5.00%
---------------------------------------------------------------------------------------
 $25,000 BUT LESS THAN
 $50,000                          4.75%                4.99%                4.50%
---------------------------------------------------------------------------------------
 $50,000 BUT LESS THAN
 $100,000                         4.00%                4.17%                3.75%
---------------------------------------------------------------------------------------
 $100,000 BUT LESS THAN
 $250,000                         3.00%                3.09%                2.75%
---------------------------------------------------------------------------------------
 $250,000 BUT LESS THAN
 $1,000,000                       2.00%                2.04%                1.80%
---------------------------------------------------------------------------------------
 $1,000,000 AND OVER***           0.00%                0.00%                0.00%
---------------------------------------------------------------------------------------

 * As of October   , 2000, Investor Class shares were redesignated Class I
   shares.
 ** Rounded to the nearest one-hundredth percent.

*** If you invest $1,000,000 or more in Class I shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I shares may apply for:

      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT
      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates
      - Certain employer-sponsored retirement or savings plans
      - Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees of the Investment Adviser and its affiliates and employees or customers of selected dealers

MERCURY HW GLOBAL VALUE FUND                                                  13

[CHECKMARK ICON]  Account Choices

      - Certain fee-based programs managed by the Investment Adviser or its affiliates
      - Certain fee-based programs managed by selected dealers that have an agreement with the Distributor
      - Purchases through certain financial advisers, selected dealers, brokers, investment advisers, service providers and other financial intermediaries
      - Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion
      [- Certain institutional investors]

If you redeem Class I shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer or other financial intermediary or the Fund's Transfer Agent at 1-800-236-4479.
HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-236-4479. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

 14
MERCURY HW GLOBAL VALUE FUND

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES             Determine the amount of your         The minimum initial investment for the Fund is $1,000 for
                       investment                           all accounts except:
                                                            - $500 for certain fee-based programs
                                                            - $100 for retirement plans
                                                            (The minimums for initial investments may be waived under
                                                            certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. Purchase orders
                       other financial intermediary         placed prior to the close of regular trading on the New York
                       submit your purchase order           Stock Exchange (generally, 4:00 p.m. Eastern time) are
                                                            priced at the net asset value determined that day. Certain selected securities dealers or other financial
                                                            intermediaries, however, may require submission of orders
                                                            prior to that time.
                                                            Purchase orders placed after that time are priced at the net asset value determined on the next business day. The Fund
                                                            may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase. For example, Merrill
                                                            Lynch, Pierce, Fenner & Smith Incorporated currently charges a $5.35 processing fee. The fees charged by other financial intermediaries may be higher or lower.
                       -------------------------------------------------------------------------------------------------
                       Or contact the Transfer Agent        To purchase shares directly, call the Transfer Agent at
                                                            1-800-236-4479 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares           The minimum investment for additional purchases is generally
INVESTMENT                                                  $100 for all accounts except:
                                                            - $50 for certain fee-based programs
                                                            - $1 for retirement plans
                                                            (The minimums for additional purchases may be waived under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Acquire additional shares            All dividends are automatically reinvested without a sales
                       through the automatic dividend       charge.
                       reinvestment plan
                       -------------------------------------------------------------------------------------------------
                       Participate in the automatic         You may invest a specific amount on a periodic basis through
                       investment plan                      your selected securities dealer or other financial
                                                            intermediary.
                                                            The current minimum for such automatic reinvestments is $100.
                                                            The minimum may be waived or revised under certain circumstances.
------------------------------------------------------------------------------------------------------------------------

                                              MERCURY HW GLOBAL VALUE FUND    15

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating          You may transfer your Fund shares to another selected
ANOTHER SECURITIES     securities dealer or other           securities dealer or other financial intermediary if
DEALER OR OTHER        financial intermediary               authorized dealer agreements are in place between the
FINANCIAL                                                   Distributor and the transferring intermediary and the
INTERMEDIARY                                                Distributor and the receiving intermediary. Certain
                                                            shareholder services may not be available for all
                                                            transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                            trading of these shares must be coordinated by the receiving intermediary.
                       -------------------------------------------------------------------------------------------------
                       Transfer to a non-participating      You must either:
                       securities dealer or other           - Transfer your shares to an account with the Transfer Agent; or
                       financial intermediary               - Sell your shares, paying any applicable deferred sales charge.
------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. For your
                       other financial intermediary         redemption request to be priced at the net asset value on
                       submit your sales order              the day of your request, you must submit your request to
                                                            your selected securities dealer or other financial
                                                            intermediary prior to that day's close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
                                                            time). Certain financial intermediaries, however, may
                                                            require submission of orders prior to that time. Redemption requests placed after that time are priced at the net asset value at the close of regular trading on the next business day.
                                                            Certain or financial intermediaries may charge a fee to
                                                            process a sale of shares. For example, Merrill Lynch,
                                                            Pierce, Fenner & Smith Incorporated currently charges a
                                                            $5.35 processing fee. No processing fee is charged if you
                                                            redeem the shares directly through the Transfer Agent. The fees charged by other financial intermediaries may be higher or lower.
                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                       -------------------------------------------------------------------------------------------------
                       Sell through the Transfer Agent      You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                            sign the letter. A signature guarantee will generally be
                                                            required but may be waived in certain limited circumstances.
                                                            You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings
                                                            association, national securities exchange and registered
                                                            securities association. A notary public seal will not be
                                                            acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                            proceeds. This delay will usually not exceed ten days.
------------------------------------------------------------------------------------------------------------------------

 16                                           MERCURY HW GLOBAL VALUE FUND

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES            Participate in the Fund's            You can choose to receive systematic payments from your Fund
SYSTEMATICALLY         Systematic Withdrawal Plan           account either by check or through direct deposit to your
                                                            bank account on a monthly or quarterly basis. You can
                                                            generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly,
                                                            quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends
                                                            automatically reinvested. Ask your financial intermediary
                                                            for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR          Select the fund into which you       You can exchange your shares of the Fund for shares of other
SHARES                 want to exchange. Be sure to         Mercury mutual funds or for shares of the Summit Cash
                       read that fund's prospectus          Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.
                                                            If you wish to exchange into a fund in which you have no
                                                            Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares. If you wish to
                                                            exchange into Summit, you will exchange into Class A shares of Summit.
                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I shares for shares of a fund with a higher initial
                                                            sales charge than you originally paid, you may be charged
                                                            the difference at the time of exchange.
                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------

                                              MERCURY HW GLOBAL VALUE FUND    17

[CHECKMARK ICON]  Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.
FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or by selected securities dealers or other financial intermediaries that have an agreement with the Distributor, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. [Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.]

 18
MERCURY HW GLOBAL VALUE FUND

[CHECKMARK ICON]  Account Choices

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

[If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund's shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class.] Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant, selected securities dealer or other financial intermediary. DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

MERCURY HW GLOBAL VALUE FUND                                                  19

[CHECKMARK ICON]  Account Choices

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

 20
MERCURY HW GLOBAL VALUE FUND

[MANAGEMENT TEAM ICON]   The Management Team
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Advisors, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. For the fiscal year ended June 30, 2000, the Fund paid the Investment Adviser a fee at the annual rate of 0.75% of the average daily net assets of the Fund.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $558 billion in investment company and other portfolio assets under management as of June 30, 2000.

Although not required to do so, the Investment Adviser has agreed to make reimbursements so that the regular annual operating expenses of the Fund will be limited as shown in the table on page 5. The Investment Adviser has agreed to these expense limits through June 2001, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change.

The Investment Adviser has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited, 33 King William Street, London, England EC4R 9AS, and Merrill Lynch Asset Management U.K. Limited, Ropemaker Place, 25 Ropemaker Street, London, England E2Y 9LY, affiliated investment advisers that are indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations and other investment-related services. There is no increase in the aggregate fees paid by the Fund for these services.

The Investment Adviser is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.

MERCURY HW GLOBAL VALUE FUND                                                  21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.

                                                                              CLASS I(1)
                                                              -------------------------------------------
                                                                      FOR THE YEAR ENDED JUNE 30,
INCREASE (DECREASE) IN                                        -------------------------------------------
NET ASSET VALUE:                                               2000        1999        1998       1997(2)
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                        $11.38      $11.09      $10.00
---------------------------------------------------------------------------------------------------------
Investment income -- net                                                    0.35        0.28        0.14
---------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net                   0.24        0.51        1.09
---------------------------------------------------------------------------------------------------------
Total from investment operations                                            0.59        0.79        1.23
---------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Investment income -- net                                                 (0.11)      (0.32)      (0.14)
  Realized gain on investments -- net                                      (0.02)      (0.18)         --
---------------------------------------------------------------------------------------------------------
Total dividends and distributions                                          (0.13)      (0.50)      (0.14)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                                              $11.84      $11.38      $11.09
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
---------------------------------------------------------------------------------------------------------
Based on net asset value per share                                          5.40%       7.61%      12.32%++
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                                              1.09%       1.00%       1.00%+
---------------------------------------------------------------------------------------------------------
Expenses                                                                    2.07%       2.88%       4.43%+
---------------------------------------------------------------------------------------------------------
Investment income -- net                                                    2.76%       1.88%       3.50%+
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (in millions)                                      $7.60       $7.30       $3.70
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            40%         54%         18%++
---------------------------------------------------------------------------------------------------------

(1)  As of October   , 2000, Investor Class shares were redesignated Class I
     shares.

     No sales loads were charged prior to this time.

(2)  The Fund commenced operations on January 2, 1997.

*   Total investment return excludes the effects of sales charges.

+   Annualized.

++  Not annualized.

 22                                          MERCURY HW GLOBAL VALUE FUND


FUND
Mercury HW Global Value Fund
of Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, California 90017-5400
(800-236-4479)
INVESTMENT ADVISER
Administrative Offices:
Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address:
725 South Figueroa Street,
Suite 4000
Los Angeles, California 90017-5400
TRANSFER AGENT
Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
Mailing Address:
P.O. Box 44062
Jacksonville, Florida 32232-4062
(800-236-4479)
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1500
Milwaukee, Wisconsin 53202
DISTRIBUTOR
FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661
COUNSEL
Gardner, Carton & Douglas
321 North Clark Street
Chicago, Illinois 60610-4795

[TELEPHONE ICON]   To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or other financial intermediary or the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.
Contact your financial consultant or other financial intermediary or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.
Investment Company Act File #811-4182.
CODE #MHW-1020-1000
(C) Mercury Advisors

                                           Mercury HW
                                           Global Value Fund
                                           OF MERCURY HW FUNDS

                                           ARTWORK
                                            PROSPECTUS - October   , 2000

                       PROSPECTUS - October   , 2000
                               MERCURY HW BALANCED FUND
                                OF  MERCURY  HW  FUNDS

                                   [GRAPHIC]

                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                             PAGE
[FUND FACTS ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury HW Balanced Fund..........................    2
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[ABOUT THE DETAILS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    9
Statement of Additional Information.........................   15

[ACCOUNT CHOICES ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
Pricing of Shares...........................................   16
How to Buy, Sell, Transfer and Exchange Shares..............   19
How Shares are Priced.......................................   24
Fee-Based Programs..........................................   24
Dividends and Taxes.........................................   25

[THE MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   27
Financial Highlights........................................   28

[TO LEARN MORE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

                            MERCURY HW BALANCED FUND

[FUND FACTS ICON]  FUND FACTS

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

COMMON STOCK -- units of ownership of a corporation.

U.S. GOVERNMENT SECURITIES -- include direct obligations issued by the U.S. Treasury and securities issued or guaranteed by U.S. government agencies and instrumentalities.
CORPORATE BONDS -- bonds issued by corporations, as distinct from bonds issued by a government or its agencies or instrumentalities.
ASSET-BACKED SECURITIES -- bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit.
MORTGAGE-BACKED SECURITIES -- securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.
PRICE-TO-EARNINGS RATIO -- price of a stock divided by its earnings per share.

YIELD -- percentage rate of return paid on a stock in dividends and share repurchases.

PRICE-TO-BOOK VALUE RATIO -- price of a stock divided by its book value per share.

ABOUT THE MERCURY HW BALANCED FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to preserve capital while producing a high total return.
WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests primarily in COMMON STOCKS of U.S. companies and investment grade bonds, including U.S. GOVERNMENT SECURITIES, CORPORATE BONDS, ASSET-BACKED SECURITIES and MORTGAGE-BACKED SECURITIES. The Fund's assets are allocated among stocks and bonds.

In investing the Fund's assets in stocks, Mercury Advisors (the "Investment Adviser") follows a value style. This means that the Investment Adviser buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

      - low PRICE-TO-EARNINGS RATIO relative to the market
      - high YIELD relative to the market
      - low PRICE-TO-BOOK VALUE RATIO relative to the market
      - financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

This value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the S&P 500 Index. Also, the return of the Fund will not necessarily be similar to the return of the S&P 500 Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go up and down. These changes may occur because the stock market is rising or falling or because there are specific factors that may affect the value of a specific investment. The Fund is also subject to the risk that the stocks the Fund's Investment Adviser selects will underperform the stock markets or other funds with similar investment objectives and investment strategies. These changes also may occur in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of bonds goes down. The value

2                                                       MERCURY HW BALANCED FUND

[FUND FACTS ICON]  FUND FACTS

PREPAYMENT RISK -- the risk that certain obligations will be paid off by the obligor more quickly than anticipated and the value of these securities will fall.

EXTENSION RISK -- the risk that certain obligations will be paid off more slowly by the obligor than anticipated and the value of these securities will fall. VOLATILITY -- the amount and frequency of changes in a security's value.

of the Fund's bonds also may be affected by market conditions and economic and political developments. If the value of the Fund's investments goes down, you may lose money.

In addition, because the Fund invests some of its assets in foreign securities, the Fund is subject to additional risks. For example, the Fund's securities may go up or down in value depending on foreign exchange rates, political and economic developments and U.S. and foreign laws relating to foreign investment. Foreign securities may also be less liquid, more volatile and harder to value than U.S. securities. These risks are heightened when the issuer of the securities is in a country with an emerging capital market.

The Fund invests in mortgage-backed and asset-backed securities. In addition to normal bond risks, these securities are subject to PREPAYMENT RISK and EXTENSION RISK, and may involve more VOLATILITY than other bonds of similar maturities.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are investing with long-term goals in mind, such as retirement or funding a child's education.

      - Want a professionally managed and diversified portfolio.

      - Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital appreciation and as a result of interest rate movements in order to seek high current return.

      - Are seeking a diversified portfolio including stocks and bonds.

      - Are looking for an investment that provides income.

      - Are prepared to receive taxable distributions.

MERCURY HW BALANCED FUND                                                       3

[FUND FACTS ICON]  FUND FACTS

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar charts and tables below provide some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Class I shares of the Fund and by showing how the Fund's average annual total returns for 1, 5 and 10 years and for the life of the Class compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[GRAPH]

1990                                                                             -0.45
----                                                                             -----
1991                                                                             20.53
1992                                                                              9.41
1993                                                                             12.59
1994                                                                              0.82
1995                                                                             24.80
1996                                                                             11.71
1997                                                                             16.75
1998                                                                              5.20
1999                                                                             -2.30

Total return for the six months ended June 30, 2000: -3.46%.

During the period shown in the bar chart, the highest return for a quarter was 10.28% (quarter ended March 31, 1991) and the lowest return for a quarter was -8.32% (quarter ended September 30, 1990).

                                                         PAST        PAST        PAST
            AVERAGE ANNUAL TOTAL RETURNS                 ONE         FIVE         TEN        SINCE
      (FOR THE PERIODS ENDED DECEMBER 31, 1999)          YEAR       YEARS        YEARS     INCEPTION
----------------------------------------------------------------------------------------------------

 CLASS I*+                                              -2.30%      10.84%       9.57%      10.84%(1)
 S&P 500 Index                                          21.14%      28.66%      18.25%      18.55%
 Lehman Brothers Government/Credit Intermediate Bond     0.39%     (7.10)%       7.26%       8.52%
 Index
----------------------------------------------------------------------------------------------------
 CLASS A*++                                                N/A         N/A         N/A     -0.03%(2)
 S&P 500 Index                                             N/A         N/A         N/A      18.55%
 Lehman Brothers Government/Credit Intermediate Bond       N/A         N/A         N/A       0.45%
 Index
----------------------------------------------------------------------------------------------------

     The S&P 500 Index is a capital weighted, unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

     The Lehman Brothers Government/Credit Intermediate Bond Index is a weighted index comprised of publicly-traded intermediate-term government and corporate debt with maturities between 1 and 9.99 years.
* Includes the effect of sales charges, which were not imposed until October , 2000.

+    As of October   , 2000, Investor Class shares were redesignated Class I
     shares.

++   As of October   , 2000, Distributor Class shares were redesignated Class A shares.

(1)  Inception date is August 13, 1985.

(2)  Inception date is October 12, 1999.

4                                                       MERCURY HW BALANCED FUND

[FUND FACTS ICON]  FUND FACTS

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.
EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
INVESTMENT ADVISORY FEE -- a fee paid to the Investment Adviser for managing the Fund.
SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate securities dealers or other financial intermediaries for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers two different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. Your financial consultant, selected securities dealer or other financial intermediary can help you determine which classes of shares you are eligible to buy.

THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THE DIFFERENT CLASSES OF SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a):  CLASS I*    CLASS A*
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases (as a
percentage of offering price)                                   5.25%(b)    5.25%(b)
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, whichever is
lower)                                                          None(c)     None(c)
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on Dividend Reinvestments   None        None
------------------------------------------------------------------------------------
Redemption Fee                                                  None        None
------------------------------------------------------------------------------------
Exchange Fee                                                    None        None
------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE FUND'S TOTAL ASSETS):
------------------------------------------------------------------------------------
INVESTMENT ADVISORY FEE(d)                                      0.75%       0.75%
------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES(e)                     None        0.25%
------------------------------------------------------------------------------------
Other Expenses (including transfer agency fees)                 0.40%       0.40%
------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 1.15%       1.40%
------------------------------------------------------------------------------------
Expense Reimbursement(d)                                        0.20%       0.20%
------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                              0.95%       1.20%
------------------------------------------------------------------------------------

( *) As of October , 2000, Investor Class shares were redesignated Class I shares and Distributor Class shares were redesignated Class A shares.
(a) Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares.
     See "How to Buy, Sell, Transfer and Exchange Shares."
(b) Some investors may qualify for reductions in the sales charge (load).
(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(d) The Investment Adviser has contractually agreed to waive management fees and/or reimburse expenses through June 30, 2001, as shown in the table.
(e)  The Fund calls the "Service Fee" an "Account Maintenance
     Fee." Account Maintenance Fee is the term used elsewhere in this prospectus and in all other Fund materials.

MERCURY HW BALANCED FUND                                                       5

[FUND FACTS ICON]  FUND FACTS

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                          CLASS I           CLASS A
-----------------------------------------------------------------------------------
 ONE YEAR                                                    $617              $641
-----------------------------------------------------------------------------------
 THREE YEARS                                                 $852              $926
-----------------------------------------------------------------------------------
 FIVE YEARS                                                $1,106            $1,233
-----------------------------------------------------------------------------------
 TEN YEARS                                                 $1,832            $2,100
-----------------------------------------------------------------------------------


6                                                       MERCURY HW BALANCED FUND

[ABOUT THE DETAILS ICON]   ABOUT THE DETAILS

ABOUT THE PORTFOLIO MANAGERS -- Michael Sanchez has served as a portfolio manager of the Fund since joining the Investment Adviser in 1996. Mr. Sanchez is the portfolio manager with responsibility for the day-to-day management of the bond portion of the Fund's portfolio. Before joining the Investment Adviser, Mr. Sanchez was with Provident Investment Counsel as senior vice president and portfolio manager from 1991 to 1995 and with ARCO Investment Management Company as Director of Fixed Income Investments from 1988 to 1991.
Sheldon Lieberman is responsible for the day-to-day management of the equity portion of the Fund's portfolio and the asset allocation strategy. Mr. Lieberman joined the Investment Adviser in 1994 and became a portfolio manager of the Fund in July 2000. Before joining the Investment Adviser, Mr. Lieberman was the Chief Investment Officer for the Los Angeles County Employees Retirement Association.

ABOUT THE INVESTMENT ADVISER -- Mercury Advisors manages the Fund.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------
The Fund's investment objective is to preserve capital while producing a high total return.
TYPES OF INVESTMENTS

The Fund's assets are allocated among stocks and bonds. The Investment Adviser uses a proprietary model to set the amount invested in each category. Generally stocks will be at least 20% of the Fund's total assets and bonds at least 25%. Historically, the Fund's allocation to stocks has ranged from 27% to 59%, and to bonds from 41% to 73%.

The Fund seeks to achieve growth of capital through its investment in stocks. It may purchase common stocks or securities with common stock characteristics (like convertible preferred stocks, convertible bonds or warrants).

The Fund seeks to earn income and reduce fluctuation in the value of its shares through its investments in bonds and preferred stocks. The Fund invests in bonds with a portfolio duration of two to five years. The Fund purchases investment grade bonds and preferred stocks as follows:

      - U.S. Government securities
      - preferred stocks
      - mortgage-backed and other asset-backed securities
      - corporate bonds
      - bonds that are convertible into stocks
      - bank certificates of deposit, fixed time deposits and bankers' acceptances
      - repurchase agreements, reverse repurchase agreements and dollar rolls
      - obligations of foreign governments or their subdivisions, agencies and instrumentalities
      - obligations of international agencies or supra-national entities
      - municipal bonds

After the Fund buys a security, it may be given a lower rating or stop being rated. This will not require the Fund to sell it, but the Investment Adviser will consider the change in rating in deciding whether to keep the security. It is expected that the average credit quality of the Fund's bonds will be AA/Aa or higher.

Because the Fund allocates its assets among stocks and bonds, it may not be able to achieve a total return as high as a fund with complete freedom to invest its assets in any one type of security. Likewise, because at least 25% of the

MERCURY HW BALANCED FUND                                                       7

[ABOUT THE DETAILS ICON]   ABOUT THE DETAILS

Fund's portfolio will normally consist of bonds, the Fund may not achieve as much capital appreciation as a portfolio investing only in stocks. Although the Fund intends to invest in bonds to keep the price of the Fund's shares more stable, it can invest in intermediate- and long-term bonds, which fluctuate in price more than money market obligations.

The Fund can invest up to 20% of its total assets in foreign securities.

MATURITY AND DURATION REQUIREMENTS

Maturity. The EFFECTIVE MATURITY of a bond is the weighted average period over which principal is expected to be repaid. STATED MATURITY is the date when the issuer is scheduled to make the final payment of principal. Effective maturity is different than stated maturity because it estimates the effect of expected principal prepayments and call provisions.

Duration. Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.

For any bond with interest payments occurring before principal is repaid, duration is ordinarily less than maturity. Generally, the lower the stated or coupon rate of interest of a bond, the longer the duration. The higher the stated or coupon rate of interest of a bond, the shorter the duration. The calculation of duration is based on estimates.

Duration is a tool to measure interest rate risk.

Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity can affect the price of the Fund and may correlate with changes in interest rates. These factors can increase swings in the Fund's share price during periods of volatile interest rate changes.

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.

 8                                                      MERCURY HW BALANCED FUND

[ABOUT THE DETAILS ICON]   ABOUT THE DETAILS

PORTFOLIO TURNOVER

As a result of the strategies described above, the Fund may have an annual portfolio turnover rate above 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher mark ups and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.
INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the stock or bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated. Prepayment reduces the yield to maturity and average life of the mortgage-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both up and down) may quickly and significantly reduce the value of certain mortgage-backed securities.

MERCURY HW BALANCED FUND                                                       9

[ABOUT THE DETAILS ICON]   ABOUT THE DETAILS

Mortgage-backed securities are issued by Federal government agencies like the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by Federal government agencies are guaranteed by either the Federal government or the government agency. This means that such securities have very little credit risk. Other mortgage-backed securities are issued by private corporations rather than Federal agencies. Private mortgage-backed securities have credit risk as well as prepayment risk and extension risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only
(POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. If a Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

ASSET-BACKED SECURITIES

Like traditional bonds, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio will increase. The value of long-term securities changes more widely in response to changes in interest rates than shorter-term securities.

 10                                                    MERCURY HW BALANCED FUND

[ABOUT THE DETAILS ICON]   ABOUT THE DETAILS

CREDIT RISK

Credit risk is the risk that the issuer of bonds will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the specific bonds.

INTEREST RATE RISK

Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than do prices of shorter term securities.

CALL AND REDEMPTION RISK

Investments in bonds carry the risk that a bond's issuer will call the bond for redemption prior to the bond's maturity. If there is an early call of a bond, the Fund may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS

These types of securities involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

VARIABLE RATE DEMAND OBLIGATIONS

These are floating rate securities that consist of an interest in a long-term bond and the conditional right to demand payment prior to the bond's maturity from a bank or other financial institution. If the bank or other financial institution is unable to pay on demand, the Fund may be adversely affected. In addition, these securities are subject to credit risk.

CORPORATE LOANS

Corporate loans are subject to the risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans and the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its

MERCURY HW BALANCED FUND                                                      11

[ABOUT THE DETAILS ICON]   ABOUT THE DETAILS

principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

FOREIGN MARKET RISK

The Fund may invest a portion of its assets in foreign securities. Such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

      - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

 12                                                     MERCURY HW BALANCED FUND

[ABOUT THE DETAILS ICON]   ABOUT THE DETAILS

      - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

      - Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

      - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

      - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

      - If the Fund purchases a bond issued by a foreign government, the government may be unwilling or unable to make payments when due. There may be no formal bankruptcy proceeding by which the Fund would be able to collect amounts owed by a foreign government.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies
MERCURY HW BALANCED FUND                                                      13

[ABOUT THE DETAILS ICON]   ABOUT THE DETAILS

in which the Fund invests, the Fund could be adversely affected if the transition to euro, or EMU as a whole, does not take effect as planned or if a participating country withdraws from EMU.

DERIVATIVES

Derivatives involve the following risks:

      - CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

      - CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      - INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

 14                                                     MERCURY HW BALANCED FUND

[ACCOUNT CHOICES ICON]   ACCOUNT CHOICES

PRICING OF SHARES
--------------------------------------------------------------------------------

The Fund offers two classes of shares, each with its own sales charge and expense structure. Each share class represents an ownership interest in the same investment portfolio.

The Fund's shares are distributed by FAM Distributors, Inc. (the "Distributor").

Holders of Class I or A shares generally pay the Distributor a sales charge at the time of purchase. If you buy Class A shares, you also pay out of Fund assets an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial institutions may charge you additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

MERCURY HW BALANCED FUND                                                      15

[ACCOUNT CHOICES ICON]   ACCOUNT CHOICES

To better understand the pricing of each class of the Fund's shares, we have summarized the information below:

                                                CLASS I*
------------------------------------------------------------------------------
Availability               LIMITED TO CERTAIN INVESTORS INCLUDING:
                           - Investor Class and current Class I shareholders.
                           - Certain retirement plans.
                           - Participants in certain sponsored programs.
                           - Certain affiliates or customers of selected
                             securities dealers and other financial
                             intermediaries.
------------------------------------------------------------------------------
Initial Sales Charge?      YES. PAYABLE AT TIME OF PURCHASE. LOWER SALES
                           CHARGES AVAILABLE FOR LARGER INVESTMENTS.
------------------------------------------------------------------------------
Deferred Sales             NO. (MAY BE CHARGED FOR PURCHASES OVER $1 MILLION
Charge?                    THAT ARE REDEEMED WITHIN ONE YEAR.)
------------------------------------------------------------------------------
Account Maintenance        NO.
and Distribution
Fees?
------------------------------------------------------------------------------

                                            CLASS A*
Availability               GENERALLY AVAILABLE THROUGH SELECTED SECURITIES
                           DEALERS AND OTHER FINANCIAL INTERMEDIARIES.
                           DISTRIBUTOR CLASS SHAREHOLDERS.
------------------------------------------------------------------------------
Initial Sales Charge?      YES. PAYABLE AT TIME OF PURCHASE. LOWER SALES
                           CHARGES AVAILABLE FOR LARGER INVESTMENTS.
------------------------------------------------------------------------------
Deferred Sales             NO. (MAY BE CHARGED FOR PURCHASES OVER $1 MILLION
Charge?                    THAT ARE REDEEMED WITHIN ONE YEAR.)
------------------------------------------------------------------------------
Account Maintenance        0.25% ACCOUNT MAINTENANCE FEE
and Distribution           NO DISTRIBUTION FEE.
Fees?
------------------------------------------------------------------------------

* As of October   , 2000, Investor Class shares were redesignated Class I shares and Distributor Class shares were redesignated Class A shares.

 16                                           MERCURY HW BALANCED FUND

[ACCOUNT CHOICES ICON]   ACCOUNT CHOICES

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS I AND A SHARES* -- INITIAL SALES CHARGE OPTION

If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.

                                                                           DEALER
                                                     AS A % OF          COMPENSATION
                                AS A % OF              YOUR               AS A % OF
     YOUR INVESTMENT         OFFERING PRICE        INVESTMENT**        OFFERING PRICE
---------------------------------------------------------------------------------------
 LESS THAN $25,000                5.25%                5.54%                5.00%
---------------------------------------------------------------------------------------
 $25,000 BUT LESS THAN
 $50,000                          4.75%                4.99%                4.50%
---------------------------------------------------------------------------------------
 $50,000 BUT LESS THAN
 $100,000                         4.00%                4.17%                3.75%
---------------------------------------------------------------------------------------
 $100,000 BUT LESS THAN
 $250,000                         3.00%                3.09%                2.75%
---------------------------------------------------------------------------------------
 $250,000 BUT LESS THAN
 $1,000,000                       2.00%                2.04%                1.80%
---------------------------------------------------------------------------------------
 $1,000,000 AND OVER***           0.00%                0.00%                0.00%
---------------------------------------------------------------------------------------

  * As of October   , 2000, Investor Class shares were redesignated Class I
    shares and Distributor Class shares were redesignated Class A shares. ** Rounded to the nearest one-hundredth percent.

*** If you invest $1,000,000 or more in Class I or A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or A shares may apply for:

      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT
      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates
      - Certain employer-sponsored retirement or savings plans
      - Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees

MERCURY HW BALANCED FUND                                                      17

[ACCOUNT CHOICES ICON]   ACCOUNT CHOICES

        of the Investment Adviser and its affiliates and employees or customers of selected securities dealers
      - Certain fee-based programs managed by the Investment Adviser or its affiliates
      - Certain fee-based programs managed by selected securities dealers that have an agreement with the Distributor
      - Purchases through certain financial advisers, selected securities dealers, brokers, investment advisers, service providers and other financial intermediaries
      - Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares, including former Investor Class shareholders of the Fund, existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by the Investment Adviser or its affiliates. Your financial consultant, selected securities dealer or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the Fund's Transfer Agent at 1-800-236-4479.
HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-236-4479. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

 18                                             MERCURY HW BALANCED VALUE FUND

[ACCOUNT CHOICES ICON]   ACCOUNT CHOICES

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERCURY HW BALANCED FUND                                                      19

[ACCOUNT CHOICES ICON]   Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES             First, select the share class        Refer to the pricing of shares table on page 17. Be sure to
                       appropriate for you                  read this prospectus carefully.
                       -------------------------------------------------------------------------------------------------
                       Next, determine the amount of        The minimum initial investment for the Fund is $1,000 for
                       your investment                      all accounts except:
                                                            - $500 for certain fee-based programs
                                                            - $100 for retirement plans
                                                            (The minimums for initial investments may be waived under
                                                            certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer, or       net asset value after your order is placed. Purchase orders
                       other financial intermediary         placed prior to the close of regular trading on the New York
                       submit your purchase order           Stock Exchange (generally, 4:00 p.m. Eastern time) are
                                                            priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
                                                            Purchase orders placed after that time are priced at the net asset value determined on the next business day. The Fund
                                                            may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase. For example, Merrill
                                                            Lynch, Pierce, Fenner & Smith Incorporated currently charges a $5.35 processing fee. The fees charged by other financial intermediaries may be higher or lower.
                       -------------------------------------------------------------------------------------------------
                       Or contact the Transfer Agent        To purchase shares directly, call the Transfer Agent at
                                                            1-800-236-4479 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares           The minimum investment for additional purchases is generally
INVESTMENT                                                  $100 for all accounts except:
                                                            - $50 for certain fee-based programs
                                                            - $1 for retirement plans
                                                            (The minimums for additional purchases may be waived under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Acquire additional shares            All dividends are automatically reinvested without a sales
                       through the automatic dividend       charge.
                       reinvestment plan
                       -------------------------------------------------------------------------------------------------
                       Participate in the automatic         You may invest a specific amount on a periodic basis through
                       investment plan                      your selected securities dealer or other financial
                                                            intermediary.
                                                            The current minimum for such automatic reinvestments is $100.
                                                            The minimum may be waived or revised under certain
                                                            circumstances.
------------------------------------------------------------------------------------------------------------------------

 20                                                     MERCURY HW BALANCED FUND

[ACCOUNT CHOICES ICON]   Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating          You may transfer your Fund shares to another selected
ANOTHER SELECTED       securities dealer or other           securities dealer or other financial intermediary if
SECURITIES DEALER      financial intermediary               authorized dealer agreements are in place between the
OR OTHER FINANCIAL                                          Distributor and the transferring intermediary and the
INTERMEDIARY                                                Distributor and the receiving intermediary. Certain
                                                            shareholder services may not be available for all
                                                            transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                            trading of these shares must be coordinated by the receiving financial intermediary.
                       -------------------------------------------------------------------------------------------------
                       Transfer to a non-participating      You must either:
                       securities dealer or other           - Transfer your shares to an account with the Transfer Agent; or
                       financial intermediary               - Sell your shares, paying any applicable deferred sales charge.

------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. For your
                       other financial intermediary         redemption request to be priced at the net asset value on
                       submit your sales order              the day of your request, you must submit your request to
                                                            your selected securities dealer or other financial
                                                            intermediary prior to that day's close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
                                                            time). Certain financial intermediaries, however, may
                                                            require submission of orders prior to that time. Redemption requests placed after that time are priced at the net asset value at the close of regular trading on the next business day.
                                                            Certain financial intermediaries may charge a fee to process a sale of shares. For example, Merrill Lynch, Pierce, Fenner
                                                            & Smith Incorporated currently charges a $5.35 processing
                                                            fee. No processing fee is charged if you redeem the shares directly through the Transfer Agent. The fees charged by
                                                            other financial intermediaries may be higher or lower.
                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                       -------------------------------------------------------------------------------------------------
                       Sell through the Transfer Agent      You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                            sign the letter. A signature guarantee will generally be
                                                            required but may be waived in certain limited circumstances.
                                                            You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings
                                                            association, national securities exchange and registered
                                                            securities association. A notary public seal will not be
                                                            acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                            proceeds. This delay will usually not exceed ten days.
------------------------------------------------------------------------------------------------------------------------

MERCURY HW BALANCED FUND                                                      21

[ACCOUNT CHOICES ICON]   ACCOUNT CHOICES

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES            Participate in the Fund's            You can choose to receive systematic payments from your Fund
SYSTEMATICALLY         Systematic Withdrawal Plan           account either by check or through direct deposit to your
                                                            bank account on a monthly or quarterly basis. You can
                                                            generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly,
                                                            quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends
                                                            automatically reinvested. Ask your financial intermediary
                                                            for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR          Select the fund into which you       You can exchange your shares of the Fund for shares of other
SHARES                 want to exchange. Be sure to         Mercury mutual funds or for shares of the Summit Cash
                       read that fund's prospectus          Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.
                                                            Each class of Fund shares is generally exchangeable for
                                                            shares of the same class of another Mercury fund. If you own
                                                            Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares. If you own
                                                            Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit.
                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I or A shares for shares of a fund with a higher
                                                            initial sales charge than you originally paid, you may be
                                                            charged the difference at the time of exchange.
                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------

 22                                           MERCURY HW BALANCED FUND

[ACCOUNT CHOICES ICON]   ACCOUNT CHOICES

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the higher net asset value because that class has lower expenses.
FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or by selected securities dealers or other financial intermediaries that have an agreement with the Distributor, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to

MERCURY HW BALANCED FUND                                                      23

[ACCOUNT CHOICES ICON]   ACCOUNT CHOICES

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund's shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant, selected securities dealer or other financial intermediary. DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income quarterly and any net realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

 24                                                    MERCURY HW BALANCED FUND

[ACCOUNT CHOICES ICON]   ACCOUNT CHOICES

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERCURY HW BALANCED FUND                                                      25

[MANAGEMENT TEAM ICON]   THE MANAGEMENT TEAM

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Advisors, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $555 billion in investment company and other portfolio assets under management as of June 30, 2000.

For the fiscal year ended June 30, 2000, the Fund paid to the Investment Adviser fees of 0.75% of the Fund's average net assets. Although not required to do so, the Investment Adviser has agreed to make reimbursements so that the regular annual operating expenses of the Fund will be limited as shown in the table on page 5. The Investment Adviser has agreed to these expense limits through June 2001, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change.

The Investment Adviser is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.

 26                                                     MERCURY HW BALANCED FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.

                                                             CLASS I(1)                                      CLASS A(1)
                                       -------------------------------------------------------      -----------------------------
                                                     FOR THE YEAR ENDED JUNE 30,                    FOR THE PERIOD ENDED JUNE 30,
INCREASE (DECREASE) IN                 -------------------------------------------------------      -----------------------------
NET ASSET VALUE:                        2000        1999        1998         1997        1996                  2000(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $19.84      $ 19.38      $18.27      $16.74
---------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                             0.77         0.89        0.90(3)     0.94
---------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss)
 on investments -- net                              (0.04)        1.58        1.86        1.53
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     0.73         2.47        2.76        2.47
---------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
---------------------------------------------------------------------------------------------------------------------------------
 Investment income -- net                           (0.75)       (0.90)      (0.99)      (0.92)
---------------------------------------------------------------------------------------------------------------------------------
 Realized gain on investments -- net                (0.82)       (1.11)      (0.66)      (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                   (1.57)       (2.01)      (1.65)      (0.94)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $19.00      $ 19.84      $19.38      $18.27
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                   4.04%       13.29%      15.75%      15.04%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                       0.95%        0.93%       0.98%       1.00%
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                             0.98%        0.93%       0.98%       1.06%
---------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                             4.02%        4.49%       4.77%       5.26%
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in millions)              $97.90      $104.60      $90.20      $70.60
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    135%         121%        117%         92%
---------------------------------------------------------------------------------------------------------------------------------

(1) As of October , 2000, Investor Class shares were redesignated Class I shares and Distributor Class shares were redesignated Class A shares. No sales loads were charged prior to this time.

(2) The Class commenced operations on October 12, 1999.

(3) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(*)  Total investment return excludes the effects of sales charges.

MERCURY HW BALANCED FUND                                                     27


                                             FUND
                                             Mercury HW Balanced Fund
                                             of Mercury HW Funds
                                             725 South Figueroa Street, Suite 4000
                                             Los Angeles, California 90017-5400
                                             (800-236-4479)

                                             INVESTMENT ADVISER
                                             Administrative Offices:
                                             Mercury Advisors
                                             800 Scudders Mill Road
                                             Plainsboro, New Jersey 08536
                                             Mailing Address:
                                             725 South Figueroa Street, Suite 4000
                                             Los Angeles, California 90017-5400

                                             TRANSFER AGENT
                                             Financial Data Services, Inc.
                                             Administrative Offices:
                                             4800 Deer Lake Drive East
                                             Jacksonville, Florida 32246-6484
                                             Mailing Address:
                                             P.O. Box 41621
                                             Jacksonville, Florida 32232-1621
                                             (800-236-4479)

                                             INDEPENDENT AUDITORS
                                             PricewaterhouseCoopers LLP
                                             100 E. Wisconsin Ave., Suite 1500
                                             Milwaukee, Wisconsin 53202

                                             DISTRIBUTOR
                                             FAM Distributors, Inc.
                                             P.O. Box 9081
                                             Princeton, New Jersey 08543-9081

                                             CUSTODIAN
                                             Brown Brothers Harriman & Co.
                                             40 Water Street
                                             Boston, Massachusetts 02109-3661

                                             COUNSEL
                                             Gardner, Carton & Douglas
                                             321 North Clark Street
                                             Chicago, Illinois 60610-4795

[TO LEARN MORE ICON]   To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or other financial intermediary or the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.
Contact your financial consultant or other financial intermediary or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.

Investment Company Act File #811-4182.
CODE #MHW-1000-1000
(C) Mercury Advisors


                                           MERCURY HW
                                           BALANCED FUND
                                           OF MERCURY HW FUNDS

                                           [GRAPH]
                                           PROSPECTUS - October   , 2000

                            Mercury Total Return Bond Fund

                                 OF MERCURY HW FUNDS

                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.
                       PROSPECTUS - October   , 2000

Table of Contents

                                                             PAGE

[GLOBE ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury Total Return Bond Fund....................    2
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[MAGNIFYING GLASS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    8
Investment Risks............................................   10
Statement of Additional Information.........................   17

[CHECKMARK ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
Pricing of Shares...........................................   18
How to Buy, Sell, Transfer and Exchange Shares..............   24
How Shares are Priced.......................................   28
Fee-Based Programs..........................................   28
Dividends and Taxes.........................................   29

[MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   31
Master/Feeder Structure.....................................   31
Financial Highlights........................................   33

[TELEPHONE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERCURY TOTAL RETURN BOND FUND

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

U.S. GOVERNMENT SECURITIES -- include direct obligations issued by the U.S. Treasury and securities issued or guaranteed by U.S. government agencies and instrumentalities.
CORPORATE BONDS -- bonds issued by corporations, as distinct from bonds issued by a government or its agencies or instrumentalities.
ASSET-BACKED SECURITIES -- bonds backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit. MORTGAGE-BACKED SECURITIES -- securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

[GLOBE ICON]   Fund Facts
ABOUT THE MERCURY TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to maximize long-term total return.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in a diversified portfolio of bonds of different maturities, including U.S. GOVERNMENT SECURITIES, CORPORATE BONDS, ASSET-BACKED SECURITIES and MORTGAGE-BACKED SECURITIES. At least 85% of its investments may be investment grade. Up to 15% of its investments may be rated below investment grade (none below B). The Fund's DURATION will be from two to eight years.

The Fund is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (the "Total Return Bond Master Portfolio") of the Fund Asset Management Master Trust (the "Trust") which has the same objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Total Return Bond Master Portfolio in which it invests. For simplicity, this prospectus uses the term "Fund" to include the Total Return Bond Master Portfolio of the Trust.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go up or down. These changes may occur in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of bonds goes down. The value of the Fund's shares also may be affected by market conditions and economic or political developments. The longer the duration of the Fund, the more the Fund's price will go down if interest rates go up. If the value of the Fund's investments goes down, you may lose money.

The Fund invests in mortgage-backed and asset-backed securities. In addition to normal bond risks, these securities are subject to PREPAYMENT RISK and EXTENSION RISK, and may involve more VOLATILITY than other bonds of similar maturities. The Fund also may invest in "JUNK" BONDS, which have more credit risk and tend to be less liquid than higher-rated securities.

 2
MERCURY TOTAL RETURN BOND FUND

[GLOBE ICON]  Fund Facts

DURATION -- a measure of how much the price of a bond would change compared to a change in market interest rates.

PREPAYMENT RISK -- the risk that certain obligations will be paid off by the obligor more quickly than anticipated and the value of these securities will fall.
EXTENSION RISK -- the risk that certain obligations will be paid off more slowly by the obligor than anticipated and the value of these securities will fall. VOLATILITY -- the amount and frequency of changes in a security's value.
"JUNK" BOND -- bond with a credit rating of BB/Ba or lower by rating agencies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are looking for an investment that provides income.

      - Want a professionally managed and diversified portfolio.

      - Are willing to accept the risk that the value of your investment may decline as a result of interest rate movements in order to seek high current return.

      - Are prepared to receive taxable distributions.

MERCURY TOTAL RETURN BOND FUND                                                 3

[GLOBE ICON]  Fund Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar charts and tables below provide some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Class I shares of the Fund and by showing how the Fund's average annual total returns for 1 and 5 years and for the life of the Class compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

1995                                                                             21.32%
----                                                                             -----
1996                                                                              4.34%
1997                                                                             10.76%
1998                                                                              8.79%
1999                                                                             -1.66%

Total return for the six months ended June 30, 2000: 2.42%.

During the period shown in the bar chart, the highest return for a quarter was 6.57% (quarter ended June 30, 1995) and the lowest return for a quarter was -2.38% (quarter ended March 31, 1996).

           AVERAGE ANNUAL TOTAL RETURNS               PAST         PAST         SINCE
    (FOR THE PERIODS ENDED DECEMBER 31, 1999)       ONE YEAR    FIVE YEARS    INCEPTION
---------------------------------------------------------------------------------------
 CLASS I*+                                           -1.66%        8.45%       8.40%(1)
 Lehman Brothers Aggregate Bond Index                -0.82%        7.73%       7.63%
---------------------------------------------------------------------------------------
 CLASS A*++                                             N/A          N/A       0.29%(2)
 Lehman Brothers Aggregate Bond Index                   N/A          N/A       0.83%
---------------------------------------------------------------------------------------
 CLASS B                                                N/A          N/A         N/A
 Lehman Brothers Aggregate Bond Index                   N/A          N/A         N/A
---------------------------------------------------------------------------------------
 CLASS C                                                N/A          N/A         N/A
 Lehman Brothers Aggregate Bond Index                   N/A          N/A         N/A
---------------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is an unmanaged market-weighted Index comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and Government agency issues with at least one year to maturity.

* Includes the effect of sales charges, which were not imposed until October , 2000.

+   As of October   , 2000, Investor Class shares were redesignated Class I
    shares.

++  As of October   , 2000, Distributor Class shares were redesignated Class A shares.

(1) Inception date is December 6, 1994.

(2) Inception date is June 2, 1999.

 4
MERCURY TOTAL RETURN BOND FUND

[GLOBE ICON]  Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.
EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
INVESTMENT ADVISORY FEE -- a fee paid to the Investment Adviser for managing the Trust.
DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating financial consultants and other financial intermediaries, advertising and promotion.

SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate securities dealers or other financial intermediaries for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant, selected securities dealer or other financial intermediary can help you with this decision.
THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THE DIFFERENT CLASSES OF SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)(A):                                      CLASS I*  CLASS A*  CLASS B(B)  CLASS C
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases
(as a percentage of offering price)
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption
proceeds, whichever is lower)
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on Dividend
Reinvestments                                        None      None      None        None
---------------------------------------------------------------------------------------------
Redemption Fee                                       None      None      None        None
---------------------------------------------------------------------------------------------
Exchange Fee                                         None      None      None        None
---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE FUND'S TOTAL ASSETS)(e):
---------------------------------------------------------------------------------------------
INVESTMENT ADVISORY FEE(f)
---------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES(g)
---------------------------------------------------------------------------------------------
Other Expenses (including transfer agency and
administrative fees)(h)
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
---------------------------------------------------------------------------------------------
Expense Reimbursement(i)
---------------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------

( *) As of October   , 2000, Investor Class shares were
     redesignated Class I shares and Distributor Class shares
     were redesignated Class A shares.
(a)  Certain selected securities dealers or other financial
     intermediaries may charge a fee to process a purchase or
     sale of shares. See "How to Buy, Sell, Transfer and Exchange
     Shares."
(b)  Class B shares automatically convert to Class A shares about ten years after you buy them and will no longer be subject to distribution fees.
(c)  Some investors may qualify for reductions in the sales
     charge (load).
(d)  You may pay a deferred sales charge if you purchase $1
     million or more and you redeem within one year.
(e)  For the Fund, the fees and expenses include both the Fund and the Trust.
(f)  Paid by the Total Return Bond Master Portfolio.
(g)  The Fund calls the "Service Fee" an "Account Maintenance
     Fee." Account Maintenance Fee is the term used elsewhere in this prospectus and in all other Fund materials. If you hold
     Class B or C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other
     classes.
(h)  Includes administrative fees, which are payable to the
     Investment Adviser by the Fund at the annual rate of   %.
(i)  The Investment Adviser has contractually agreed to waive management fees and/or reimburse expenses through June 30,
     2001, as shown in the table.

MERCURY TOTAL RETURN BOND FUND                                                 5

[GLOBE ICON]  Fund Facts

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:

                           CLASS I            CLASS A           CLASS B           CLASS C
------------------------------------------------------------------------------------------
 ONE YEAR                  $                  $                 $                 $
------------------------------------------------------------------------------------------
 THREE YEARS               $                  $                 $                 $
------------------------------------------------------------------------------------------
 FIVE YEARS                $                  $                 $                 $
------------------------------------------------------------------------------------------
 TEN YEARS                 $                  $                 $                 $
------------------------------------------------------------------------------------------

Expenses if you did not redeem your shares:

                           CLASS I            CLASS A           CLASS B           CLASS C
------------------------------------------------------------------------------------------
 ONE YEAR                  $                  $                 $                 $
------------------------------------------------------------------------------------------
 THREE YEARS               $                  $                 $                 $
------------------------------------------------------------------------------------------
 FIVE YEARS                $                  $                 $                 $
------------------------------------------------------------------------------------------
 TEN YEARS                 $                  $                 $                 $
------------------------------------------------------------------------------------------

 6
MERCURY TOTAL RETURN BOND FUND

ABOUT THE PORTFOLIO MANAGERS -- Michael Sanchez has been a co-Portfolio Manager of the Fund since joining the Investment Adviser in 1996. Before joining the Investment Adviser, Mr. Sanchez was with Provident Investment Counsel as senior vice president and portfolio manager from 1991 to 1995 and with ARCO Investment Management Company as Director of Fixed Income Investments from 1988 to 1991. John Queen has been a co-Portfolio Manager of the Fund since 1997. Prior to joining the Investment Adviser in 1997, Mr. Queen was associated with The Capital Group as a member of an analyst team responsible for $8 billion in fixed-income assets.
ABOUT THE INVESTMENT ADVISER -- Mercury Advisors manages the Fund.

[MAGNIFYING GLASS ICON]   About the Details
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's investment objective is to maximize long-term total return. The Fund invests in bonds with a portfolio duration of two to eight years. Investments are concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that the Investment Adviser believes are relatively undervalued.

TYPES OF INVESTMENTS

The Fund seeks to achieve its objective by investing mainly in investment grade, interest-bearing securities of varying maturities. These include:

      - U.S. Government securities
      - preferred stocks
      - mortgage-backed and other asset-backed securities
      - corporate bonds
      - bonds that are convertible into stocks
      - bank certificates of deposit, fixed time deposits and bankers' acceptances
      - repurchase agreements, reverse repurchase agreements and dollar rolls
      - obligations of foreign governments or their subdivisions, agencies and instrumentalities
      - obligations of international agencies or supra-national entities
      - municipal bonds

RATINGS LIMITATIONS

      - at least 85% of total assets rated at least investment grade or, if short-term, the second highest quality grade, by a major rating agency such as Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Group ("S&P")
      - up to 15% of total assets rated below investment grade (below Baa by Moody's or below BBB by S&P), but none below B

The Investment Adviser can invest in unrated securities and will assign them the rating of a rated security of comparable quality. After the Fund buys a security, it may be given a lower rating or stop being rated. This will not require the Fund to sell it, but the Investment Adviser will consider the change in rating in deciding whether to keep the security.

MERCURY TOTAL RETURN BOND FUND                                                 7

[MAGNIFYING GLASS ICON]  About the Details

MATURITY AND DURATION REQUIREMENTS

Maturity. The EFFECTIVE MATURITY of a bond is the weighted average period over which principal is expected to be repaid. STATED MATURITY is the date when the issuer is scheduled to make the final payment of principal. Effective maturity is different than stated maturity because it estimates the effect of expected principal prepayments and call provisions.

Duration. Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.

For any bond with interest payments occurring before principal is repaid, duration is ordinarily less than maturity. Generally, the lower the stated or coupon rate of interest of a bond, the longer the duration. The higher the stated or coupon rate of interest of a bond, the shorter the duration. The calculation of duration is based on estimates.

Duration is a tool to measure interest rate risk. Assuming a 1% change in interest rates and the durations shown below, the Fund's price would change as follows:

 DURATION                CHANGE IN INTEREST RATES
---------------------------------------------------------
  4.5 yrs.        1% decline W 4.5% gain in Fund price
---------------------------------------------------------
                  1% rise W 4.5% decline in Fund price
---------------------------------------------------------

Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the price of the Fund and may correlate with changes in interest rates. These factors can increase swings in the Fund's share price during periods of volatile interest rate changes.

FOREIGN BONDS

The Fund may invest in foreign bonds as follows:

      - up to 25% of total assets in foreign bonds that are denominated in U.S. dollars
      - up to 15% of total assets in foreign bonds that are not denominated in U.S. dollars
      - up to 15% of total assets in emerging market foreign bonds

 8
MERCURY TOTAL RETURN BOND FUND

[MAGNIFYING GLASS ICON]  About the Details

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objectives using this type of investing.

PORTFOLIO TURNOVER

As a result of the strategies described above, the Fund may have an annual portfolio turnover rate above 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher mark ups and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.
INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated. Prepayment reduces the yield to maturity and average life of the mortgage-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the

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[MAGNIFYING GLASS ICON]  About the Details

security that was prepaid. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both up and down) may quickly and significantly reduce the value of certain mortgage-backed securities.

Mortgage-backed securities are issued by Federal government agencies like the Government National Mortgage Association ("Ginnie Mae") the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Association ("Freddie Mac"). Principal and interest payments on mortgage-backed securities issued by Federal government agencies are guaranteed by either the Federal government or the government agency. This means that such securities have very little credit risk. Other mortgage-backed securities are issued by private corporations rather than Federal agencies. Private mortgage-backed securities have credit risk as well as prepayment risk and extension risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only
(POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Investment Adviser, it is possible that the Fund could lose all or substantially all of its investment.

ASSET-BACKED SECURITIES

Like traditional bonds, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate
 10
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[MAGNIFYING GLASS ICON]  About the Details

than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio will increase. The value of long-term securities changes more widely in response to changes in interest rates than shorter-term securities.

CREDIT RISK

Credit risk is the risk that the issuer of bonds will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the specific bonds.

INTEREST RATE RISK

Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than do prices of shorter term securities.

CALL AND REDEMPTION RISK

Investments in bonds carry the risk that a bond's issuer will call the bond for redemption prior to the bond's maturity. If there is an early call of a bond, the Fund may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond.

JUNK BONDS

Junk bonds are bonds that are rated below investment grade by the major rating agencies or are unrated securities that the Fund's Investment Adviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated bonds. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS

These types of investments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the

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[MAGNIFYING GLASS ICON]  About the Details

security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

VARIABLE RATE DEMAND OBLIGATIONS

These are floating rate securities that consist of an interest in a long-term bond and the conditional right to demand payment prior to the bond's maturity from a bank or other financial institution. If the bank or other financial institution is unable to pay on demand, the Fund may be adversely affected. In addition, these securities are subject to credit risk.

INDEXED AND INVERSE FLOATING RATE SECURITIES

The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, inverse floaters change in value in a manner that is opposite to most bonds -- that is, interest rates on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

SOVEREIGN DEBT

The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

 12
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[MAGNIFYING GLASS ICON]  About the Details

CORPORATE LOANS

Corporate loans are subject to the risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans and the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

FOREIGN MARKET RISK

The Fund may invest a portion of its assets in foreign securities. Such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

      - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls,

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[MAGNIFYING GLASS ICON]  About the Details

        nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

      - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

      - Prices of foreign securities may go up and down more than prices of securities traded in the U.S.

      - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

      - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

      - If the Fund purchases a bond issued by a foreign government, the government may be unwilling or unable to make payments when due. There may be no formal bankruptcy proceeding to collect amounts owed by a foreign government.

 14
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[MAGNIFYING GLASS ICON]  About the Details

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected the transition to euro, or EMU as a whole, does not take effect as planned or if a participating country withdraws from EMU.

DERIVATIVES

Derivatives involve the following risks:

      - CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

      - CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      - INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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[MAGNIFYING GLASS ICON]  About the Details

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

 16
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[CHECKMARK ICON]   Account Choices
PRICING OF SHARES
--------------------------------------------------------------------------------

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

The Fund's shares are distributed by FAM Distributors, Inc. (the "Distributor").

For example, if you select Class I or A shares, you generally pay the Distributor a sales charge at the time of purchase. If you buy Class A shares,
you also pay out of Fund assets an ongoing account maintenance fee of   %. You
may be eligible for a sales charge reduction or waiver.

If you select Class B or C shares, you will invest the full amount of your
purchase price, but you will be subject to a distribution fee of   % for Class
B shares or    % for Class C shares and an account maintenance fee of    %.
Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

Certain financial institutions may charge you additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

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

[CHECKMARK ICON]   Account Choices

To better understand the pricing of each class of the Fund's shares, we have summarized the information below:

                                   CLASS I*                      CLASS A*                      CLASS B
---------------------------------------------------------------------------------------------------------------
Availability               LIMITED TO CERTAIN            GENERALLY AVAILABLE           GENERALLY AVAILABLE
                           INVESTORS INCLUDING:          THROUGH SELECTED              THROUGH SELECTED
                           - Investor Class and          SECURITIES DEALERS AND        SECURITIES DEALERS AND
                             Current Class I             OTHER FINANCIAL               OTHER FINANCIAL
                             shareholders.               INTERMEDIARIES.               INTERMEDIARIES.
                           - Certain retirement          DISTRIBUTOR CLASS
                             plans.                      SHAREHOLDERS.
                           - Participants in
                             certain sponsored
                             programs.
                           - Certain affiliates or
                             customers of selected
                             securities dealers and
                             other financial
                             intermediaries.
---------------------------------------------------------------------------------------------------------------
Initial Sales Charge?      YES. PAYABLE AT TIME OF       YES. PAYABLE AT TIME OF       NO. ENTIRE PURCHASE
                           PURCHASE. LOWER SALES         PURCHASE. LOWER SALES         PRICE IS INVESTED IN
                           CHARGES AVAILABLE FOR         CHARGES AVAILABLE FOR         SHARES OF THE FUND.
                           LARGER INVESTMENTS.           LARGER INVESTMENTS.
---------------------------------------------------------------------------------------------------------------
Deferred Sales             NO. (MAY BE CHARGED FOR       NO. (MAY BE CHARGED FOR       YES. PAYABLE IF YOU
Charge?                    PURCHASES OVER $1             PURCHASES OVER $1             REDEEM WITHIN SIX YEARS
                           MILLION THAT ARE              MILLION THAT ARE              OF PURCHASE.
                           REDEEMED WITHIN ONE           REDEEMED WITHIN ONE
                           YEAR.)                        YEAR.)
---------------------------------------------------------------------------------------------------------------
Account Maintenance        NO.                           % ACCOUNT MAINTENANCE         % ACCOUNT MAINTENANCE
and Distribution                                         FEE NO DISTRIBUTION FEE.      FEE     % DISTRIBUTION
Fees?                                                                                  FEE.
---------------------------------------------------------------------------------------------------------------
Conversion to Class A      NO.                           NO.                           YES, AUTOMATICALLY AFTER
shares?                                                                                APPROXIMATELY TEN YEARS.
---------------------------------------------------------------------------------------------------------------

                               CLASS C
Availability           GENERALLY AVAILABLE
                       THROUGH SELECTED
                       SECURITIES DEALERS AND
                       OTHER FINANCIAL
                       INTERMEDIARIES.
------------------------------------------------------------------------
Initial Sales Charge?  NO. ENTIRE PURCHASE
                       PRICE IS INVESTED IN
                       SHARES OF THE FUND.
-------------------------------------------------------------------------------------------------
Deferred Sales         YES. PAYABLE IF YOU
Charge?                REDEEM WITHIN ONE YEAR
                       OF PURCHASE.
---------------------------------------------------------------------------------------------------------------
Account Maintenance    % ACCOUNT MAINTENANCE
and Distribution       FEE     % DISTRIBUTION
Fees?                  FEE.
---------------------------------------------------------------------------------------------------------------
Conversion to Class A  NO.
shares?
---------------------------------------------------------------------------------------------------------------

* As of October   , 2000, Investor Class shares were redesignated Class I shares and Distributor Class shares were redesignated Class A shares.

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[CHECKMARK ICON]  Account Choices

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS I AND A SHARES* -- INITIAL SALES CHARGE OPTIONS

If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.

                                                                           DEALER
                                                     AS A % OF          COMPENSATION
                                AS A % OF              YOUR               AS A % OF
     YOUR INVESTMENT         OFFERING PRICE        INVESTMENT**        OFFERING PRICE
---------------------------------------------------------------------------------------
 LESS THAN $25,000
---------------------------------------------------------------------------------------
 $25,000 BUT LESS THAN
 $50,000
---------------------------------------------------------------------------------------
 $50,000 BUT LESS THAN
 $100,000
---------------------------------------------------------------------------------------
 $100,000 BUT LESS THAN
 $250,000
---------------------------------------------------------------------------------------
 $250,000 BUT LESS THAN
 $1,000,000
---------------------------------------------------------------------------------------
 $1,000,000 AND OVER***
---------------------------------------------------------------------------------------

  * As of October   , 2000, Investor Class shares were redesignated Class I
    shares and Distributor Class shares were redesignated Class A shares. ** Rounded to the nearest one-hundredth percent.

*** If you invest $1,000,000 or more in Class I or A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a
    deferred sales charge. This charge is   % of the lesser of the original cost
    of the shares being redeemed or your redemption proceeds. A sales charge of
       % will be charged on purchases of $1,000,000 or more of Class I and A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or A shares may apply for:

      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT
      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates
      - Certain employer-sponsored retirement or savings plans
      - Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees

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

[CHECKMARK ICON]  Account Choices

        of the Investment Adviser and its affiliates and employees or customers of selected securities dealers
      - Certain fee-based programs managed by the Investment Adviser or its affiliates
      - Certain fee-based programs managed by selected securities dealers that have an agreement with the Distributor
      - Purchases through certain financial advisers, selected securities dealers, brokers, investment advisers, service providers and other financial intermediaries
      - Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares, including former Investor Class shareholders of the Fund, existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by the Investment Adviser or its affiliates. Your financial consultant, selected securities dealer or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I
since Class A shares are subject to a   % account maintenance fee, while Class I
shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the Fund's Transfer Agent at 1-800-236-4479.

CLASS B AND C SHARES -- DEFERRED SALES CHARGE OPTIONS

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees
of    % for Class B shares or    % for Class C shares and account maintenance
fees of    % each year under a distribution plan that the Fund has adopted under
Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the

 20
MERCURY TOTAL RETURN BOND FUND

[CHECKMARK ICON]  Account Choices

money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

CLASS B SHARES

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

  YEAR SINCE PURCHASE      SALES CHARGE*
------------------------------------------
 0 - 1                    %
------------------------------------------
 1 - 2                    %
------------------------------------------
 2 - 3                    %
------------------------------------------
 3 - 4                    %
------------------------------------------
 4 - 5                    %
------------------------------------------
 5 - 6                    %
------------------------------------------
 6 AND THEREAFTER         %
------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Mercury funds have identical deferred sales charge schedules. If you exchange your shares for shares of another Mercury fund, the higher charge will apply, if any would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

      - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

      - Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers

      - Redemption in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates

      - Redemption in connection with participation in certain fee-based programs managed by selected securities dealers or other financial intermediaries that have agreements with the Distributor or its affiliates

      - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following comple-

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

[CHECKMARK ICON]  Account Choices

        tion of probate, or in connection with involuntary termination of an account in which Fund shares are held

      - Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class A shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a longer conversion schedule, the other fund's conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

CLASS C SHARES

If you redeem Class C shares within one year after purchase, you may be charged
a deferred sales charge of    %. The charge will apply to the lesser of the
original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

 22
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[CHECKMARK ICON]  Account Choices

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-236-4479. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

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

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES             First, select the share class        Refer to the pricing of shares table on page 18. Be sure to
                       appropriate for you                  read this prospectus carefully.
                       -------------------------------------------------------------------------------------------------
                       Next, determine the amount of        The minimum initial investment for the Fund is $1,000 for
                       your investment                      all accounts except:
                                                            - $500 for certain fee-based programs
                                                            - $100 for retirement plans
                                                            (The minimums for initial investments may be waived under
                                                            certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. Purchase orders
                       other financial intermediary         placed prior to the close of regular trading on the New York
                       submit your purchase order           Stock Exchange (generally, 4:00 p.m. Eastern time) are
                                                            priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
                                                            Purchase orders placed after that time are priced at the net asset value determined on the next business day. The Fund
                                                            may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase. For example, Merrill
                                                            Lynch, Pierce, Fenner & Smith Incorporated currently charges a $5.35 processing fee. The fees charged by other financial intermediaries may be higher or lower.
                       -------------------------------------------------------------------------------------------------
                       Or contact the Transfer Agent        To purchase shares directly, call the Transfer Agent at
                                                            1-800-236-4479 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares           The minimum investment for additional purchases is generally
INVESTMENT                                                  $100 for all accounts except:
                                                            - $50 for certain fee-based programs
                                                            - $1 for retirement plans
                                                            (The minimums for additional purchases may be waived under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Acquire additional shares            All dividends are automatically reinvested without a sales
                       through the automatic dividend       charge.
                       reinvestment plan
                       -------------------------------------------------------------------------------------------------
                       Participate in the automatic         You may invest a specific amount on a periodic basis through
                       investment plan                      your selected securities dealer or other financial
                                                            intermediary. The current minimum for such automatic
                                                            reinvestments is $100. The minimum may be waived or revised under certain circumstances.
------------------------------------------------------------------------------------------------------------------------

 24                                           MERCURY TOTAL RETURN BOND FUND

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating          You may transfer your Fund shares to another selected
ANOTHER SELECTED       securities dealer or other           securities dealer or other financial intermediary if
SECURITIES DEALER      financial intermediary               authorized dealer agreements are in place between the
OR OTHER FINANCIAL                                          Distributor and the transferring intermediary and the
INTERMEDIARY                                                Distributor and the receiving intermediary. Certain
                                                            shareholder services may not be available for all
                                                            transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                            trading of these shares must be coordinated by the receiving intermediary.
                       -------------------------------------------------------------------------------------------------
                       Transfer to a non-participating      You must either:
                       securities dealer or other           - Transfer your shares to an account with the Transfer
                       financial intermediary                 Agent; or
                                                            - Sell your shares, paying any applicable deferred sales
                                                              charge.
------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. For your
                       other financial intermediary         redemption request to be priced at the net asset value on
                       submit your sales order              the day of your request, you must submit your request to
                                                            your selected securities dealer or other financial
                                                            intermediary prior to that day's close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
                                                            time). Certain financial intermediaries, however, may
                                                            require submission of orders prior to that time. Any
                                                            redemption request placed after that time are priced at the net asset value at the close of regular trading on the next business day.
                                                            Certain financial intermediaries may charge a fee to process a sale of shares. For example, Merrill Lynch, Pierce, Fenner
                                                            & Smith Incorporated currently charges a $5.35 processing
                                                            fee. No processing fee is charged if you redeem the shares directly through the Transfer Agent. The fees charged by
                                                            other financial intermediaries may be higher or lower.
                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                       -------------------------------------------------------------------------------------------------
                       Sell through the Transfer Agent      You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                            sign the letter. A signature guarantee will generally be
                                                            required but may be waived in certain limited circumstances.
                                                            You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings
                                                            association, national securities exchange and registered
                                                            securities association. A notary public seal will not be
                                                            acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                            proceeds. This delay will usually not exceed ten days.
------------------------------------------------------------------------------------------------------------------------

                                              MERCURY TOTAL RETURN BOND FUND  25

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES            Participate in the Fund's            You can choose to receive systematic payments from your Fund
SYSTEMATICALLY         Systematic Withdrawal Plan           account either by check or through direct deposit to your
                                                            bank account on a monthly or quarterly basis. You can
                                                            generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly,
                                                            quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends
                                                            automatically reinvested.
                                                            For Class B and C shares, your total annual withdrawals
                                                            cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales
                                                            charge is waived for systematic redemptions. Ask your
                                                            financial intermediary for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR          Select the fund into which you       You can exchange your shares of the Fund for shares of other
SHARES                 want to exchange. Be sure to         Mercury mutual funds or for shares of the Summit Cash
                       read that fund's prospectus          Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.
                                                            Each class of Fund shares is generally exchangeable for
                                                            shares of the same class of another Mercury fund. If you own
                                                            Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares. If you own
                                                            Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or
                                                            Class C shares can be exchanged for Class B shares of
                                                            Summit.
                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I or A shares for shares of a fund with a higher
                                                            initial sales charge than you originally paid, you may be
                                                            charged the difference at the time of exchange. If you
                                                            exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher
                                                            schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                            period for calculating a deferred sales charge at
                                                            redemption. Your time in both funds will also count when
                                                            determining the holding period for a conversion from Class B to Class A shares.
                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------

 26                                           MERCURY TOTAL RETURN BOND FUND

[CHECKMARK ICON]  Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.
FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or by selected securities dealers or other financial intermediaries that have an agreement with the Distributor, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to

                         MERCURY TOTAL RETURN BOND FUND                       27

[CHECKMARK ICON]  Account Choices

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund's shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant, selected securities dealer or other financial intermediary. DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income monthly and any net realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

 28                      MERCURY TOTAL RETURN BOND FUND

[CHECKMARK ICON]  Account Choices

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                         MERCURY TOTAL RETURN BOND FUND                       29

[MANAGEMENT TEAM ICON]   The Management Team
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Advisors, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees of the Trust. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Trust pays the Investment Adviser a fee at the annual rate of 0.30% of the average daily net assets of the Total Return Bond Master Portfolio of the Trust. The Fund pays the Investment Adviser an administrative fee at the annual rate of 0.25% of the average daily net assets of the Fund.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $555 billion in investment company and other portfolio assets under management as of June 30, 2000.

For the fiscal year ended June 30, 2000, the Fund paid to the Investment Adviser fees for advisory and administrative services of 0.55% of the Fund's average net assets. Although not required to do so, the Investment Adviser has agreed to make reimbursements so that the regular annual operating expenses of the Fund will be limited as shown in the table on page 5. The Investment Adviser has agreed to these expense limits through June 2001, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change. Prior to the date of this prospectus, the Investment Adviser provided portfolio management directly to the Fund.

The Investment Adviser is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.
MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all its assets in the corresponding Total Return Bond Master Portfolio of the Trust. Investors in the Fund will acquire an indirect interest in the underlying Portfolio.

Other "feeder" funds may also invest in the "master" Portfolio. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that

 30                      MERCURY TOTAL RETURN BOND FUND

                                     [MANAGEMENT TEAM ICON]  The Management Team

contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

The Fund may withdraw from the Total Return Bond Master Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Total Return Bond Master Portfolio.

Whenever the Total Return Bond Master Portfolio holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders.

                         MERCURY TOTAL RETURN BOND FUND                       31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.

                                                            CLASS I(1)                                       CLASS A(1)
                                      -------------------------------------------------------      ------------------------------
                                                    FOR THE YEAR ENDED JUNE 30,                    FOR THE PERIOD ENDED JUNE 30,
INCREASE (DECREASE) IN                -------------------------------------------------------      ------------------------------
NET ASSET VALUE:                       2000        1999         1998        1997        1996         2000                1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $ 13.46      $13.04      $12.78      $12.94                             $12.88
---------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                             0.81        0.89        0.99        0.83                               0.06
---------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss)
 on investments -- net                              (0.49)       0.50        0.30        0.06                              (0.03)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     0.32        1.39        1.29        0.90                               0.03
---------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
 Investment income -- net                           (0.83)      (0.97)      (0.92)      (0.93)                             (0.06)
 Realized gain on investments -- net                (0.10)         --       (0.11)      (0.13)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                   (0.93)      (0.97)      (1.03)      (1.06)                             (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $ 12.85      $13.46      $13.04      $12.78                             $12.85
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                   2.30%      11.04%      10.48%       7.05%                             0.23%()++
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                       0.65%       0.65%       0.65%       0.68%                             0.90%()+
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                             0.79%       1.02%       0.95%       0.98%                             1.18%()+
---------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                             5.78%       6.65%       7.08%       7.16%                             6.26%()+
---------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in
 millions)                                        $124.30      $45.20      $14.30      $43.40                             $ 0.40
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    233%        195%        173%         51%                               233%
---------------------------------------------------------------------------------------------------------------------------------

(1)  As of October   , 2000, Investor Class shares were redesignated Class I
     shares and Distributor Class shares were redesignated Class A shares.

     No sales loads were charged prior to this time.

(2)  The Class commenced operations on June 2, 1999.

(3) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(*)   Total investment return excludes the effects of sales charges.

(+)   Annualized.

(++)  Not annualized.
 32                                           MERCURY TOTAL RETURN BOND FUND


                                             FUND
                                             Mercury Total Return Bond Fund
                                             of Mercury HW Funds
                                             725 South Figueroa Street, Suite 4000
                                             Los Angeles, California 90017-5400
                                             (800-236-4479)

                                             INVESTMENT ADVISER
                                             Administrative Offices:
                                             Mercury Advisors
                                             800 Scudders Mill Road
                                             Plainsboro, New Jersey 08536
                                             Mailing Address:
                                             725 South Figueroa Street, Suite 4000
                                             Los Angeles, California 90017-5400

                                             TRANSFER AGENT
                                             Financial Data Services, Inc.
                                             Administrative Offices:
                                             4800 Deer Lake Drive East
                                             Jacksonville, Florida 32246-6484
                                             Mailing Address:
                                             P.O. Box 41621
                                             Jacksonville, Florida 32232-1621
                                             (800-236-4479)

                                             INDEPENDENT AUDITORS
                                             PricewaterhouseCoopers LLP
                                             100 E. Wisconsin Ave., Suite 1500
                                             Milwaukee, Wisconsin 53202

                                             DISTRIBUTOR
                                             FAM Distributors, Inc.
                                             P.O. Box 9081
                                             Princeton, New Jersey 08543-9081

                                             CUSTODIAN
                                             Brown Brothers Harriman & Co.
                                             40 Water Street
                                             Boston, Massachusetts 02109-3661

                                             COUNSEL
                                             Gardner, Carton & Douglas
                                             321 North Clark Street
                                             Chicago, Illinois 60610-4795

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or other financial intermediary or the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.
Contact your financial consultant or other financial intermediary or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.
Investment Company Act File #811-4182.
CODE #MHW-1090-1000
(C) Mercury Advisors

       [TELEPHONE ICON]   To Learn More
                                           Mercury Total
                                           Return Bond Fund
                                           OF MERCURY HW FUNDS

                                            PROSPECTUS - October   , 2000

                              Mercury Low Duration Fund
                                 OF MERCURY HW FUNDS

                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.
                       PROSPECTUS - October   , 2000

Table of Contents

                                                             PAGE

[GLOBE ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury Low Duration Fund.........................    2
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[MAGNIFYING GLASS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    9
Statement of Additional Information.........................   16

[CHECKMARK ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
Pricing of Shares...........................................   17
How to Buy, Sell, Transfer and Exchange Shares..............   23
How Shares are Priced.......................................   27
Fee-Based Programs..........................................   27
Dividends and Taxes.........................................   28

[MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   30
Master/Feeder Structure.....................................   30
Financial Highlights........................................   32

[TELEPHONE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERCURY LOW DURATION FUND

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

U.S. GOVERNMENT SECURITIES -- include direct obligations issued by the U.S. Treasury and securities issued or guaranteed by U.S. government agencies and instrumentalities.
CORPORATE BONDS -- bonds debt securities issued by corporations, as distinct from bonds issued by a government or its agencies or instrumentalities. ASSET-BACKED SECURITIES -- bonds or note backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit.

MORTGAGE-BACKED SECURITIES -- securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.
DURATION -- a measure of how much the price of a bond would change compared to a change in market interest rates.
PREPAYMENT RISK -- the risk that certain obligations will be paid off by the obligor more quickly than anticipated and the value of these securities will fall.

EXTENSION RISK -- the risk that certain obligations will be paid off more slowly by the obligor than anticipated and the value of these securities will fall.

[GLOBE ICON]   Fund Facts
ABOUT THE MERCURY LOW DURATION FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to maximize total return, consistent with capital preservation.
WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests in a diversified portfolio of bonds of different maturities, including U.S. GOVERNMENT SECURITIES, CORPORATE BONDS, ASSET-BACKED SECURITIES and MORTGAGE-BACKED SECURITIES. At least 70% of its investments will be in securities rated A or better. Up to 30% of its investments in securities rated BBB/Baa and up to 10% of its investments may be in securities rated below investment grade (none below B). The Fund's DURATION will be from one to three years.

The Fund is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (the "Low Duration Master Portfolio") of the Fund Asset Management Master Trust (the "Trust") which has the same objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Low Duration Master Portfolio in which it invests. For simplicity, this prospectus uses the term "Fund" to include the Low Duration Master Portfolio of the Trust.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go up or down. These changes may occur in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of bonds goes down. The value of the Fund's shares also may be affected by market conditions and economic or political developments. The longer the duration of the Fund, the more the Fund's price will go down if interest rates go up. If the value of the Fund's investments goes down, you may lose money.

The Fund invests in mortgage-backed and asset-backed securities. In addition to normal bond risks, these securities are subject to PREPAYMENT RISK and EXTENSION RISK, and may involve more VOLATILITY than other bonds of similar maturities. The Fund also may invest in "JUNK" BONDS, which have more credit risk and tend to be less liquid than higher-rated securities.

 2
MERCURY LOW DURATION FUND

[GLOBE ICON]  Fund Facts

VOLATILITY -- the amount and frequency of changes in a security's value.

"JUNK" BOND -- bond with a credit rating of BB/Ba or lower by rating agencies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are looking for an investment that provides income.

      - Are investing with long-term goals in mind, such as retirement or funding a child's education.

      - Want a professionally managed and diversified portfolio.

      - Are willing to accept the risk that the value of your investment may decline as the result of interest rate movements in order to seek high current return.

      - Are not looking for a significant amount of current income.

      - Are prepared to receive taxable distributions.

MERCURY LOW DURATION FUND                                                      3

[GLOBE ICON]  Fund Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Class I shares of the Fund and by showing how the Fund's average annual total returns for 1 and 5 years and for the life of the Class compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

1994                                                                             5.23
----                                                                             ----
1995                                                                             12.75
1996                                                                              6.23
1997                                                                              7.59
1998                                                                              5.65
1999                                                                              3.19

Total return for the six months ended June 30, 2000: 3.01%.

During the period shown in the bar chart, the highest return for a quarter was 4.02% (quarter ended June 30, 1995) and the lowest return for a quarter was -0.09% (quarter ended December 31, 1998).

           AVERAGE ANNUAL TOTAL RETURNS               PAST         PAST         SINCE
    (FOR THE PERIODS ENDED DECEMBER 31, 1999)       ONE YEAR    FIVE YEARS    INCEPTION
---------------------------------------------------------------------------------------
 CLASS I*+                                            3.19%        7.04%      7.19%(1)
 Merrill Lynch 1-3 Year U.S. Treasury Note Index      3.06%        6.51%       5.37%
---------------------------------------------------------------------------------------
 CLASS A*++                                             N/A          N/A      0.80%(2)
 Merrill Lynch 1-3 Year U.S. Treasury Note Index        N/A          N/A       0.71%
---------------------------------------------------------------------------------------
 CLASS B                                                N/A          N/A         N/A
 Merrill Lynch 1-3 Year U.S. Treasury Note Index        N/A          N/A         N/A
---------------------------------------------------------------------------------------
 CLASS C                                                N/A          N/A         N/A
 Merrill Lynch 1-3 Year U.S. Treasury Note Index        N/A          N/A         N/A
---------------------------------------------------------------------------------------

The Merrill Lynch 1-3 year U.S. Treasury Note Index is an unmanaged Index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund invests in securities that are not reflected in the Index or guaranteed.

 * Includes the effect of sales charges, which were not imposed until October , 2000.

 +   As of October   , 2000, Investor Class shares were redesignated Class I
     shares.

++   As of October   , 2000, Distributor Class shares were redesignated Class A shares.

(1)  Inception date is May 18, 1993.

(2)  Inception date is September 24, 1999.

 4
MERCURY LOW DURATION FUND

[GLOBE ICON]  Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
INVESTMENT ADVISORY FEE -- a fee paid to the Investment Adviser for managing the Trust.
DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating financial consultants, other financial intermediaries, advertising and promotion.
SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate selected securities dealers or other financial intermediaries for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant, selected securities dealer or other financial intermediary can help you with this decision.
THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THE DIFFERENT CLASSES OF SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)(A):                                      CLASS I*  CLASS A*  CLASS B(B)  CLASS C
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases
(as a percentage of offering price)
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption
proceeds, whichever is lower)
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on Dividend
Reinvestments                                        None      None      None        None
---------------------------------------------------------------------------------------------
Redemption Fee                                       None      None      None        None
---------------------------------------------------------------------------------------------
Exchange Fee                                         None      None      None        None
---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE FUND'S TOTAL ASSETS)(e):
---------------------------------------------------------------------------------------------
INVESTMENT ADVISORY FEE(f)
---------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES(g)
---------------------------------------------------------------------------------------------
Other Expenses (including transfer agency and
administrative fees)(h)
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES
---------------------------------------------------------------------------------------------
Expense Reimbursement(i)
---------------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------

 *   As of October   , 2000, Investor Class shares were
     redesignated Class I shares and Distributor Class shares
     were redesignated Class A shares.
(a)  Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares.
     See "How to Buy, Sell, Transfer and Exchange Shares."
(b)  Class B shares automatically convert to Class A shares about ten years after you buy them and will no longer be subject to distribution fees.
(c)  Some investors may qualify for reductions in the sales
     charge (load).
(d)  You may pay a deferred sales charge if you purchase $1
     million or more and you redeem within one year.
(e)  For the Fund, the fees and expenses include both the Fund and the Trust.
(f)  Paid by the Low Duration Master Portfolio.
(g)  The Fund calls the "Service Fee" an "Account Maintenance
     Fee." Account Maintenance Fee is the term used elsewhere in this prospectus and in all other Fund materials. If you hold
     Class B or C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other
     classes.
(h)  Includes administrative fees, which are payable to the
     Investment Adviser by the Fund at the annual rate of 0.  %.
(i)  The Investment Adviser has contractually agreed to waive management fees and/or reimburse expenses through June 30,
     2001, as shown in the table.

MERCURY LOW DURATION FUND                                                      5

[GLOBE ICON]  Fund Facts

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:

                           CLASS I            CLASS A           CLASS B           CLASS C
------------------------------------------------------------------------------------------
 ONE YEAR                   $                 $                 $                 $
------------------------------------------------------------------------------------------
 THREE YEARS                $                 $                 $                 $
------------------------------------------------------------------------------------------
 FIVE YEARS                 $                 $                 $                 $
------------------------------------------------------------------------------------------
 TEN YEARS                  $                 $                 $                 $
------------------------------------------------------------------------------------------

Expenses if you did not redeem your shares:

                           CLASS I            CLASS A           CLASS B           CLASS C
------------------------------------------------------------------------------------------
 ONE YEAR                   $                 $                 $                 $
------------------------------------------------------------------------------------------
 THREE YEARS                $                 $                 $                 $
------------------------------------------------------------------------------------------
 FIVE YEARS                 $                 $                 $                 $
------------------------------------------------------------------------------------------
 TEN YEARS                  $                 $                 $                 $
------------------------------------------------------------------------------------------

 6
MERCURY LOW DURATION FUND

ABOUT THE PORTFOLIO MANAGERS -- Michael Sanchez has been a co-Portfolio Manager of the Fund since joining the Investment Adviser in 1996. Before joining the Investment Adviser, Mr. Sanchez was with Provident Investment Counsel as senior vice president and portfolio manager from 1991 to 1995 and with ARCO Investment Management Company as Director of Fixed Income Investments from 1988 to 1991. John Queen has been a co-Portfolio Manager of the Fund since 1997. Prior to joining the Investment Adviser in 1997, Mr. Queen was associated with The Capital Group as a member of an analyst team responsible for $8 billion in fixed-income assets.
ABOUT THE INVESTMENT ADVISER -- Mercury Advisors manages the Fund.

[MAGNIFYING GLASS ICON]   About the Details
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's investment objective is to maximize total return, consistent with capital preservation. The Fund invests in bonds with a portfolio duration of one to three years. The total rate of return for the Fund is expected to rise and fall less than a longer duration bond fund.

TYPES OF INVESTMENTS

The Fund seeks to achieve its objective by investing mainly in investment grade, interest-bearing securities of varying maturities. These include:

      - U.S. Government securities
      - preferred stocks
      - mortgage-backed and other asset-backed securities
      - corporate bonds
      - bonds that are convertible into stocks
      - bank certificates of deposit, fixed time deposits and bankers' acceptances
      - repurchase agreements, reverse repurchase agreements and dollar rolls
      - obligations of foreign governments or their subdivisions, agencies and instrumentalities
      - obligations of international agencies or supra-national entities
      - municipal bonds

RATINGS LIMITATIONS

      - at least 70% of total assets rated at least A or, if short-term, the second highest quality grade, by a major rating agency
      - up to 30% of total assets rated Baa by Moody's or BBB by S&P
      - up to 10% of total assets rated below investment grade, but none below B

The Investment Advisor can invest in unrated securities and will assign them the rating of a voted security of comparable quality. After the Fund buys a security, it may be given a lower rating or stop being rated. This will not require the Fund to sell it, but the Investment Adviser will consider the change in rating in deciding whether to keep the security.

MATURITY AND DURATION REQUIREMENTS

Maturity. The EFFECTIVE MATURITY of a bond is the weighted average period over which principal is expected to be repaid. STATED MATURITY is the date when the issuer is scheduled to make the final payment of principal. Effective

MERCURY LOW DURATION FUND                                                      7

[MAGNIFYING GLASS ICON]  About the Details

maturity is different than stated maturity because it estimates the effect of expected principal prepayments and call provisions.

Duration. Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.

For any bond with interest payments occurring before principal is repaid, duration is ordinarily less than maturity. Generally, the lower the stated or coupon rate of interest of a bond, the longer the duration. The higher the stated or coupon rate of interest of a bond, the shorter the duration. The calculation of duration is based on estimates.

Duration is a tool to measure interest rate risk. Assuming a 1% change in interest rates and the durations shown below, the Fund's price would change as follows:

 DURATION                   CHANGE IN INTEREST RATES
---------------------------------------------------------------
    2 yrs.        1% decline W 2% gain in Fund price
---------------------------------------------------------------
                  1% rise W 2% decline in Fund price
---------------------------------------------------------------

Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the price of the Fund and may correlate with changes in interest rates. These factors can increase swings in the Fund's share price during periods of volatile interest rate changes.

FOREIGN BONDS

The Fund may invest in foreign bonds as follows:

      - up to 25% of total assets in foreign bonds that are denominated in U.S. dollars
      - up to 15% of total assets in foreign bonds that are not denominated in U.S. dollars
      - up to 15% of total assets in emerging market foreign bonds

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money

 8
MERCURY LOW DURATION FUND

[MAGNIFYING GLASS ICON]  About the Details

market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.

PORTFOLIO TURNOVER

As a result of the strategies described above, the Fund may have an annual portfolio turnover rate above 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher mark ups and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.
INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated. Prepayment reduces the yield to maturity and average life of mortgage-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

MERCURY LOW DURATION FUND                                                      9

[MAGNIFYING GLASS ICON]  About the Details

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both up and down) may quickly and significantly reduce the value of certain mortgage-backed securities.

Mortgage-backed securities are issued by Federal government agencies like the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by Federal government agencies are guaranteed by either the Federal government or the government agency. This means that such securities have very little credit risk. Other mortgage-backed securities are issued by private corporations rather than Federal agencies. Private mortgage-backed securities have credit risk as well as prepayment risk and extension risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only
(POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Investment Adviser, it is possible that the Fund could lose all or substantially all of its investment.

ASSET-BACKED SECURITIES

Like traditional bonds, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio will increase. The value of long-term

 10
MERCURY LOW DURATION FUND

[MAGNIFYING GLASS ICON]  About the Details

securities changes more widely in response to changes in interest rates than shorter-term securities.

CREDIT RISK

Credit risk is the risk that the issuer of bonds will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the specific bonds.

INTEREST RATE RISK

Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than do prices of shorter term securities.

CALL AND REDEMPTION RISK

Investments in bonds carry the risk that a bond's issuer will call the bond for redemption prior to the bond's maturity. If there is an early call of a bond, the Fund may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond.

JUNK BONDS

Junk bonds are bonds that are rated below investment grade by the major rating agencies or are unrated securities that the Fund's Investment Adviser believes are of comparable quality to bonds rated below investment grade. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated bonds. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS

These types of investments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in

MERCURY LOW DURATION FUND                                                     11

[MAGNIFYING GLASS ICON]  About the Details

which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

VARIABLE RATE DEMAND OBLIGATIONS

These are floating rate securities that consist of an interest in a long-term bond and the conditional right to demand payment prior to the bond's maturity from a bank or other financial institution. If the bank or other financial institution is unable to pay on demand, the Fund may be adversely affected. In addition, these securities are subject to credit risk.

INDEXED AND INVERSE FLOATING RATE SECURITIES

The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, inverse floaters change in value in a manner that is opposite to most bonds -- that is, interest rates on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

SOVEREIGN DEBT

The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

 12
MERCURY LOW DURATION FUND

[MAGNIFYING GLASS ICON]  About the Details

CORPORATE LOANS

Corporate loans are subject to the risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans and the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

FOREIGN MARKET RISK

Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the U.S. This is because bonds traded in foreign markets have often (though not always) performed differently than bonds in the U.S. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

      - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

MERCURY LOW DURATION FUND                                                     13

[MAGNIFYING GLASS ICON]  About the Details

      - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

      - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

      - Prices of foreign securities may go up and down more than prices of securities traded in the U.S.

      - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

      - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

      - If the Fund purchases a bond issued by a foreign government, the government may be unwilling or unable to make payments when due. There may be no formal bankruptcy proceeding to collect amounts owed by a foreign government.

 14
MERCURY LOW DURATION FUND

[MAGNIFYING GLASS ICON]  About the Details

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to euro, or EMU as a whole, does not take effect as planned or if a participating country withdraws from EMU.

DERIVATIVES

Derivatives involve the following risks:

      - CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

      - CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      - INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the

MERCURY LOW DURATION FUND                                                     15

[MAGNIFYING GLASS ICON]  About the Details

        extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

 16
MERCURY LOW DURATION FUND
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[CHECKMARK ICON]   Account Choices
PRICING OF SHARES
--------------------------------------------------------------------------------

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

The Fund's shares are distributed by FAM Distributors, Inc. (the "Distributor").

For example, if you select Class I or A shares, you generally pay the Distributor a sales charge at the time of purchase. If you buy Class A shares,
you also pay out of Fund assets an ongoing account maintenance fee of    %. You
may be eligible for a sales charge reduction or waiver.

If you select Class B or C shares, you will invest the full amount of your
purchase price, but you will be subject to a distribution fee of    % for Class
B shares or    % for Class C shares and an account maintenance fee of    %.
Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

Certain financial institutions may charge you additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

MERCURY LOW DURATION FUND                                                     17

[CHECKMARK ICON]   Account Choices

To better understand the pricing of each class of the Fund's shares, we have summarized the information below:

                                   CLASS I*                      CLASS A*                      CLASS B
---------------------------------------------------------------------------------------------------------------
Availability               LIMITED TO CERTAIN            GENERALLY AVAILABLE           GENERALLY AVAILABLE
                           INVESTORS INCLUDING:          THROUGH SELECTED              THROUGH SELECTED
                           - Investor Class and          SECURITIES DEALERS AND        SECURITIES DEALERS AND
                             current Class I             OTHER FINANCIAL               OTHER FINANCIAL
                             shareholders.               INTERMEDIARIES.               INTERMEDIARIES.
                           - Certain retirement          DISTRIBUTOR CLASS
                             plans.                      SHAREHOLDERS.
                           - Participants in
                           certain sponsored
                             programs.
                           - Certain affiliates or
                             customers of selected
                             securities dealers and
                             other financial
                             intermediaries.
---------------------------------------------------------------------------------------------------------------
Initial Sales Charge?      YES. PAYABLE AT TIME OF       YES. PAYABLE AT TIME OF       NO. ENTIRE PURCHASE
                           PURCHASE. LOWER SALES         PURCHASE. LOWER SALES         PRICE IS INVESTED IN
                           CHARGES AVAILABLE FOR         CHARGES AVAILABLE FOR         SHARES OF THE FUND.
                           LARGER INVESTMENTS.           LARGER INVESTMENTS.
---------------------------------------------------------------------------------------------------------------
Deferred Sales             NO. (MAY BE CHARGED FOR       NO. (MAY BE CHARGED FOR       YES. PAYABLE IF YOU
Charge?                    PURCHASES OVER $1             PURCHASES OVER $1             REDEEM WITHIN FOUR YEARS
                           MILLION THAT ARE              MILLION THAT ARE              OF PURCHASE.
                           REDEEMED WITHIN ONE           REDEEMED WITHIN ONE
                           YEAR.)                        YEAR.)
---------------------------------------------------------------------------------------------------------------
Account Maintenance        NO.                           % ACCOUNT MAINTENANCE         % ACCOUNT MAINTENANCE
and Distribution                                         FEE NO DISTRIBUTION FEE.      FEE     % DISTRIBUTION
Fees?                                                                                  FEE.
---------------------------------------------------------------------------------------------------------------
Conversion to Class A      NO.                           NO.                           YES, AUTOMATICALLY AFTER
shares?                                                                                APPROXIMATELY TEN YEARS.
---------------------------------------------------------------------------------------------------------------

                               CLASS C
Availability           GENERALLY AVAILABLE
                       THROUGH SELECTED
                       SECURITIES DEALERS AND
                       OTHER FINANCIAL
                       INTERMEDIARIES.
------------------------------------------------------------------------
Initial Sales Charge?  NO. ENTIRE PURCHASE
                       PRICE IS INVESTED IN
                       SHARES OF THE FUND.
-------------------------------------------------------------------------------------------------
Deferred Sales         YES. PAYABLE IF YOU
Charge?                REDEEM WITHIN ONE YEAR
                       OF PURCHASE.
---------------------------------------------------------------------------------------------------------------
Account Maintenance    % ACCOUNT MAINTENANCE
and Distribution       FEE     % DISTRIBUTION
Fees?                  FEE.
---------------------------------------------------------------------------------------------------------------
Conversion to Class A  NO.
shares?
---------------------------------------------------------------------------------------------------------------

* As of October   , 2000, Investor Class shares were redesignated Class I shares and Distributor Class shares were redesignated Class A shares.

 18                                           MERCURY LOW DURATION FUND

[CHECKMARK ICON]  Account Choices

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS I AND A SHARES* -- INITIAL SALES CHARGE OPTIONS

If you select Class I or A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.

                                                                           DEALER
                                                     AS A % OF          COMPENSATION
                                AS A % OF              YOUR               AS A % OF
     YOUR INVESTMENT         OFFERING PRICE        INVESTMENT**        OFFERING PRICE
---------------------------------------------------------------------------------------
 LESS THAN $25,000                    %                    %                    %
---------------------------------------------------------------------------------------
 $25,000 BUT LESS THAN
 $50,000                              %                    %                    %
---------------------------------------------------------------------------------------
 $50,000 BUT LESS THAN
 $100,000                             %                    %                    %
---------------------------------------------------------------------------------------
 $100,000 BUT LESS THAN
 $250,000                             %                    %                    %
---------------------------------------------------------------------------------------
 $250,000 BUT LESS THAN
 $1,000,000                           %                    %                    %
---------------------------------------------------------------------------------------
 $1,000,000 AND OVER***               %                    %                    %
---------------------------------------------------------------------------------------

  * As of October   , 2000, Investor Class shares were redesignated Class I
    shares and Distributor Class shares were redesignated Class A shares.
 ** Rounded to the nearest one-hundredth percent.
*** If you invest $1,000,000 or more in Class I or A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a
    deferred sales charge. This charge is   % of the lesser of the original cost
    of the shares being redeemed or your redemption proceeds. A sales charge of
       % will be charged on purchases of $1,000,000 or more of Class I and A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or A shares may apply for:

      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT
      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates
      - Certain employer-sponsored retirement or savings plans
      - Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees

MERCURY LOW DURATION FUND                                                     19

[CHECKMARK ICON]  Account Choices

        of the Investment Adviser and its affiliates and employees or customers of selected securities dealers
      - Certain fee-based programs managed by the Investment Adviser or its affiliates
      - Certain fee-based programs managed by selected securities dealers that have an agreement with the Distributor
      - Purchases through certain financial advisers, selected securities dealers, brokers, investment advisers, service providers and other financial intermediaries
      - Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares, including former Investor Class shareholders of the Fund, existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by the Investment Adviser or its affiliates. Your financial consultant, selected securities dealer or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I
since Class A shares are subject to a    % account maintenance fee, while Class
I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the Fund's Transfer Agent at 1-800-236-4479.

CLASS B AND C SHARES -- DEFERRED SALES CHARGE OPTIONS

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees
of   % for Class B shares or   % for Class C shares and account maintenance fees
of   % each year under a distribution plan that the Fund has adopted under Rule
12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the

 20
MERCURY LOW DURATION FUND

[CHECKMARK ICON]  Account Choices

money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

CLASS B SHARES

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

  YEAR SINCE PURCHASE      SALES CHARGE*
------------------------------------------
 0 - 1
------------------------------------------
 1 - 2
------------------------------------------
 2 - 3
------------------------------------------
 3 - 4
------------------------------------------
 4 AND THEREAFTER
------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Mercury funds have identical deferred sales charge schedules. If you exchange your shares for shares of another Mercury fund, the higher charge will apply, if any would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

      - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

      - Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers

      - Redemption in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates

      - Redemption in connection with participation in certain fee-based programs managed by selected securities dealers or other financial intermediaries that have agreements with the Distributor or its affiliates

      - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held

MERCURY LOW DURATION FUND                                                     21

[CHECKMARK ICON]  Account Choices

      - Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class A shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a longer conversion schedule, the other fund's conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

CLASS C SHARES

If you redeem Class C shares within one year after purchase, you may be charged
a deferred sales charge of    %. The charge will apply to the lesser of the
original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

 22
MERCURY LOW DURATION FUND

[CHECKMARK ICON]  Account Choices

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-236-4479. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERCURY LOW DURATION FUND                                                     23

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES             First, select the share class        Refer to the pricing of shares table on page 18. Be sure to
                       appropriate for you                  read this prospectus carefully.
                       -------------------------------------------------------------------------------------------------
                       Next, determine the amount of        The minimum initial investment for the Fund is $1,000 for
                       your investment                      all accounts except: - $500 for certain fee-based programs
                                                            - $100 for retirement plans (The minimums for initial
                                                            investments may be waived under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. Purchase orders
                       other financial intermediary         placed prior to the close of regular trading on the New York
                       submit your purchase order           Stock Exchange (generally, 4:00 p.m. Eastern time) are
                                                            priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
                                                            Purchase orders placed after that time are priced at the net asset value determined on the next business day. The Fund
                                                            may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase. For example, Merrill
                                                            Lynch, Pierce, Fenner & Smith Incorporated currently charges a $5.35 processing fee. The fees charged by other financial intermediaries may be higher or lower.
                       -------------------------------------------------------------------------------------------------
                       Or contact the Transfer Agent        To purchase shares directly, call the Transfer Agent at
                                                            1-800-236-4479 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares           The minimum investment for additional purchases is generally
INVESTMENT                                                  $100 for all accounts except: - $50 for certain fee-based
                                                            programs - $1 for retirement plans (The minimums for
                                                            additional purchases may be waived under certain
                                                            circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Acquire additional shares            All dividends are automatically reinvested without a sales
                       through the automatic dividend       charge.
                       reinvestment plan
                       -------------------------------------------------------------------------------------------------
                       Participate in the automatic         You may invest a specific amount on a periodic basis through
                       investment plan                      your selected securities dealer or other financial
                                                            intermediary. The current minimum for such automatic
                                                            reinvestments is $100. The minimum may be waived or revised under certain circumstances.
------------------------------------------------------------------------------------------------------------------------

 24                                           MERCURY LOW DURATION FUND

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating          You may transfer your Fund shares to another selected
ANOTHER SECURITIES     securities dealer or other           securities dealer or other financial intermediary if
DEALER OR OTHER        financial intermediary               authorized dealer agreements are in place between the
FINANCIAL                                                   Distributor and the transferring intermediary and the
INTERMEDIARY                                                Distributor and the receiving intermediary. Certain
                                                            shareholder services may not be available for all
                                                            transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                            trading of these shares must be coordinated by the receiving financial intermediary.
                       -------------------------------------------------------------------------------------------------
                       Transfer to a non-participating      You must either: - Transfer your shares to an account with
                       securities dealer or other           the Transfer Agent; or - Sell your shares, paying any
                       financial intermediary                                  applicable deferred sales charge.
------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. For your
                       other financial intermediary         redemption request to be priced at the net asset value on
                       submit your sales order              the day of your request, you must submit your request to
                                                            your selected securities dealer or other financial
                                                            intermediary prior to that day's close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
                                                            time). Certain financial intermediaries, however, may
                                                            require submission of orders prior to that time. Redemption requests placed after that time are priced at the net asset value at the close of regular trading on the next business day.
                                                            Certain financial intermediaries may charge a fee to process a sale of shares. For example, Merrill Lynch, Pierce, Fenner
                                                            & Smith Incorporated currently charges a $5.35 processing
                                                            fee. No processing fee is charged if you redeem the shares directly through the Transfer Agent. The fees charged by
                                                            other financial intermediaries may be higher or lower.
                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                       -------------------------------------------------------------------------------------------------
                       Sell through the Transfer Agent      You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                            sign the letter. A signature guarantee will generally be
                                                            required but may be waived in certain limited circumstances.
                                                            You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings
                                                            association, national securities exchange and registered
                                                            securities association. A notary public seal will not be
                                                            acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                            proceeds. This delay will usually not exceed ten days.
------------------------------------------------------------------------------------------------------------------------

                                              MERCURY LOW DURATION FUND       25

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES            Participate in the Fund's            You can choose to receive systematic payments from your Fund
SYSTEMATICALLY         Systematic Withdrawal Plan           account either by check or through direct deposit to your
                                                            bank account on a monthly or quarterly basis. You can
                                                            generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly,
                                                            quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends
                                                            automatically reinvested.
                                                            For Class B and C shares, your total annual withdrawals
                                                            cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales
                                                            charge is waived for systematic redemptions. Ask your
                                                            financial intermediary for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR          Select the fund into which you       You can exchange your shares of the Fund for shares of other
SHARES                 want to exchange. Be sure to         Mercury mutual funds or for shares of the Summit Cash
                       read that fund's prospectus          Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.
                                                            Each class of Fund shares is generally exchangeable for
                                                            shares of the same class of another Mercury fund. If you own
                                                            Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares. If you own
                                                            Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or
                                                            Class C shares can be exchanged for Class B shares of
                                                            Summit.
                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I or A shares for shares of a fund with a higher
                                                            initial sales charge than you originally paid, you may be
                                                            charged the difference at the time of exchange. If you
                                                            exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher
                                                            schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                            period for calculating a deferred sales charge at redemp-
                                                            tion. Your time in both funds will also count when
                                                            determining the holding period for a conversion from Class B to Class A shares.
                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------

 26                                           MERCURY LOW DURATION FUND

[CHECKMARK ICON]  Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.
FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or by selected securities dealers or other financial intermediaries that have an agreement with the Distributor, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to

MERCURY LOW DURATION FUND                                                     27

[CHECKMARK ICON]  Account Choices

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund's shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant, selected securities dealer or other financial intermediary. DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income monthly and any net realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

 28
MERCURY LOW DURATION FUND

[CHECKMARK ICON]  Account Choices

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERCURY LOW DURATION FUND                                                     29

[MANAGEMENT TEAM ICON]   The Management Team
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Advisors' the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees of the Trust. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Trust pays the Investment Adviser a fee at the annual rate of 0.21% of the average daily net assets of the Low Duration Portfolio of the Trust. The Fund pays the Investment Adviser an administrative fee at the annual rate of 0.25% of the average daily net assets of the Fund.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $558 billion in investment company and other portfolio assets under management as of June 30, 2000.

For the fiscal year ended June 30, 2000, the Fund paid to the Investment Adviser fees for advisory and administrative services of 0.46% of the Fund's average net assets. Although not required to do so, the Investment Adviser has agreed to make reimbursements so that the regular annual operating expenses of the Fund will be limited as shown in the table on page 5. The Investment Adviser has agreed to these expense limits through June 2001, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change. Prior to the date of this prospectus, the Investment Adviser provided portfolio management directly to the Fund.

The Investment Adviser is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.
MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all its assets in the corresponding Low Duration Master Portfolio of the Trust. Investors in the Fund will acquire an indirect interest in the underlying Portfolio.

Other "feeder" funds may also invest in the "master" Portfolio. This structure may enable the Fund to reduce costs through economies of scale. A larger

 30
MERCURY LOW DURATION FUND

                                     [MANAGEMENT TEAM ICON]  The Management Team

investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

The Fund may withdraw from the Low Duration Master Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Low Duration Master Portfolio.

Whenever the Low Duration Master Portfolio holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders.

MERCURY LOW DURATION FUND                                                     31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.

                                                                                                                     CLASS A(1)
                                                                    CLASS I(1)                                     --------------
                                        -------------------------------------------------------------------         FOR THE YEAR
                                                            FOR THE YEAR ENDED JUNE 30,                            ENDED JUNE 30,
INCREASE (DECREASE) IN                  -------------------------------------------------------------------        --------------
NET ASSET VALUE:                         2000           1999           1998           1997           1996             2000(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $ 10.20        $ 10.23        $ 10.12        $ 10.15
---------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                                  0.60           0.66           0.66           0.68
---------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                                      (0.28)          0.05           0.10           0.06
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          0.32           0.71           0.76           0.74
---------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
 Investment income -- net                                (0.59)         (0.68)         (0.64)         (0.72)
---------------------------------------------------------------------------------------------------------------------------------
 Realized gain on investments -- net                     (0.02)         (0.06)         (0.01)         (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (0.61)         (0.74)         (0.65)         (0.77)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                           $  9.91        $ 10.20        $ 10.23        $ 10.12
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                        3.15%          7.19%          7.79%          7.47%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                            0.58%          0.58%          0.58%          0.58%
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                                  0.64%          0.65%          0.66%          0.60%
---------------------------------------------------------------------------------------------------------------------------------
Investment income -- net                                  5.71%          6.46%          6.34%          7.09%
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in millions)                  $410.00        $253.20        $171.20        $189.20
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         201%           119%           202%            50%
---------------------------------------------------------------------------------------------------------------------------------

(1) As of October , 2000, Investor Class shares were redesignated Class I shares and Distributor Class shares were redesignated Class A shares.

    No sales loads were charged prior to this time.

(2) The Class commenced operations on September 24, 1999.

* Total investment return excludes the effects of sales charges.

(+) Annualized.

(++) Not annualized.

 32                                           MERCURY LOW DURATION FUND


                                             FUND
                                             Mercury Low Duration Fund
                                             of Mercury HW Funds
                                             725 South Figueroa Street, Suite 4000
                                             Los Angeles, California 90017-5400
                                             (800-236-4479)

                                             INVESTMENT ADVISER
                                             Administrative Offices:
                                             Mercury Advisors
                                             800 Scudders Mill Road
                                             Plainsboro, New Jersey 08536

                                             Mailing Address:
                                             725 South Figueroa Street, Suite 4000
                                             Los Angeles, California 90017-5400

                                             TRANSFER AGENT
                                             Financial Data Services, Inc.
                                             Administrative Offices:
                                             4800 Deer Lake Drive East
                                             Jacksonville, Florida 32246-6484

                                             Mailing Address:
                                             P.O. Box 41621
                                             Jacksonville, Florida 32232-1621
                                             (800-236-4479)

                                             INDEPENDENT AUDITORS
                                             PricewaterhouseCoopers LLP
                                             100 E. Wisconsin Ave., Suite 1500
                                             Milwaukee, Wisconsin 53202

                                             DISTRIBUTOR
                                             FAM Distributors, Inc.
                                             P.O. Box 9081
                                             Princeton, New Jersey 08543-9081

                                             CUSTODIAN
                                             Brown Brothers Harriman & Co.
                                             40 Water Street
                                             Boston, Massachusetts 02109-3661

                                             COUNSEL
                                             Gardner, Carton & Douglas
                                             321 North Clark Street
                                             Chicago, Illinois 60610-4795

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or other financial intermediary or the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.
Contact your financial consultant or other financial intermediary or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.
Investment Company Act File #811-4182.
CODE #MHW-1070-1000
(C) Mercury Advisors

       [TELEPHONE ICON]   To Learn More
                                           Mercury Low
                                           Duration Fund
                                           OF MERCURY HW FUNDS

                                            PROSPECTUS - October   , 2000

                          Mercury Short-Term Investment Fund
                                OF  MERCURY  HW  FUNDS

                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.
                       PROSPECTUS - October   , 2000

Table of Contents

                                                             PAGE

[GLOBE ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury Short-Term Investment Fund................    2
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[MAGNIFYING GLASS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    9
Statement of Additional Information.........................   15

[CHECKMARK ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
Pricing of Shares...........................................   16
How to Buy, Sell, Transfer and Exchange Shares..............   18
How Shares are Priced.......................................   22
Fee-Based Programs..........................................   22
Dividends and Taxes.........................................   23

[MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   25
Financial Highlights........................................   26

[TELEPHONE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERCURY SHORT-TERM INVESTMENT FUND

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

U.S. GOVERNMENT SECURITIES -- include direct obligations issued by the U.S. Treasury and securities issued or guaranteed by U.S. government agencies and instrumentalities.

CORPORATE BONDS -- bonds issued by corporations, as distinct from bonds issued by a government or its agencies or instrumentalities.

ASSET-BACKED SECURITIES -- bonds backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit. MORTGAGE-BACKED SECURITIES -- securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

DURATION -- a measure of how much the price of a bond would change compared to a change in market interest rates
PREPAYMENT RISK -- the risk that certain obligations will be paid off by the obligor more quickly than anticipated and the value of these securities will fall.
EXTENSION RISK -- the risk that certain obligations will be paid off more slowly by the obligor than anticipated and the value of these securities will fall.

VOLATILITY -- the amount and frequency of changes in a security's value.

"JUNK" BOND -- bond with a credit rating of BB/Ba or lower by rating agencies.

[GLOBE ICON]   Fund Facts
ABOUT THE MERCURY SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to maximize total return, consistent with capital preservation.
WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in a diversified portfolio of bonds of different maturities, including U.S. GOVERNMENT SECURITIES, CORPORATE BONDS, ASSET-BACKED SECURITIES and MORTGAGE-BACKED SECURITIES. At least 70% of its investments will be in securities rated A or better. Up to 30% of its investments may be in securities rated BBB/Baa and up to 10% of its investments may be in securities rated below investment grade (none below B). The Fund's DURATION will generally not exceed one year.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go up or down. These changes may occur in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of bonds goes down. The value of the Fund's shares also may be affected by market conditions and economic or political developments. The longer the duration of the Fund, the more the Fund's price will go down if interest rates go up. If the value of the Fund's investments goes down, you may lose money.

The Fund invests in mortgage-backed and asset-backed securities. In addition to normal bond risks, these securities are subject to PREPAYMENT RISK and EXTENSION RISK, and may involve more VOLATILITY than other bonds of similar maturities. The Fund also may invest in "JUNK" BONDS, which have more credit risk and tend to be less liquid than higher-rated securities.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a money market fund.

See "Investment Risks" for more information about the risks associated with the Fund.

 2
MERCURY SHORT-TERM INVESTMENT FUND

[GLOBE ICON]  Fund Facts

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are you looking for an investment that provides income.

      - Want a professionally managed and diversified portfolio.

      - Are willing to accept the risk that the value of your investment may decline as the result of interest rate movements in order to seek high current return.

      - Are prepared to receive taxable distributions.

MERCURY SHORT-TERM INVESTMENT FUND                                             3

[GLOBE ICON]  Fund Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar charts and tables below provide some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Fund and by showing how the Fund's average annual total returns for 1 and 5 years and for its life compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

1994                                                                             4.42%
1995                                                                             7.83%
1996                                                                             6.17%
1997                                                                             6.18%
1998                                                                             5.77%
1999                                                                             4.67%

Total return for the six months ended June 30, 2000: 2.18%.

During the period shown in the bar chart, the highest return for a quarter was 2.23% (quarter ended March 31, 1995) and the lowest return for a quarter was 0.71% (quarter ended December 31, 1998).

           AVERAGE ANNUAL TOTAL RETURNS               PAST         PAST         SINCE
    (FOR THE PERIODS ENDED DECEMBER 31, 1999)       ONE YEAR    FIVE YEARS    INCEPTION
---------------------------------------------------------------------------------------
 CLASS I*+                                            4.67%        6.12%       6.06%(1)
 Merrill Lynch 6 Month U.S. Treasury Bill Index       4.64%        5.53%       5.06%
---------------------------------------------------------------------------------------

The Merrill Lynch 6 month U.S. Treasury Bill Index is an unmanaged Index comprised of U.S. Treasury bills with maturities of six months which are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund invests in securities that are not reflected in the Index or guaranteed.

* Includes the effect of sales charges, which were not imposed until October , 2000.

+    As of October   , 2000, Investor Class shares were redesignated Class I
     shares.

(1)  Inception date is May 18, 1993.

 4
MERCURY SHORT-TERM INVESTMENT FUND

[GLOBE ICON]  Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
INVESTMENT ADVISORY FEE -- a fee paid to the Investment Adviser for managing the Fund.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers a single class of shares.
THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a):  CLASS I*
------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases (as a
percentage of offering price)                                   2.00%(b)
------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, whichever is
lower)                                                          None(c)
------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on Dividend Reinvestments   None
------------------------------------------------------------------------
Redemption Fee                                                  None
------------------------------------------------------------------------
Exchange Fee                                                    None
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE FUND'S TOTAL ASSETS):
------------------------------------------------------------------------
INVESTMENT ADVISORY FEE(d)                                      0.40%
------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES                        None
------------------------------------------------------------------------
Other Expenses (including transfer agency fees)                 0.33%
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 0.73%
------------------------------------------------------------------------
Expense Reimbursement(d)                                        0.25%
------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES                              0.48%
------------------------------------------------------------------------

() * As of October  , 2000, Investor Class shares were
     redesignated Class I shares.
(a) Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares.
     See "How to Buy, Sell, Transfer and Exchange Shares."
(b) Some investors may qualify for reductions in the sales charge (load).
(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(d) The Investment Adviser has contractually agreed to waive management fees and/or reimburse expenses through June 30, 2001, as shown in the table.

MERCURY SHORT-TERM INVESTMENT FUND                                             5

[GLOBE ICON]  Fund Facts

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, and that the Fund's operating expenses remain the same except for the expense reimbursement in effect for the first year. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                      CLASS I
-------------------------------------------------------------------------------
 ONE YEAR                                                              $  248
-------------------------------------------------------------------------------
 THREE YEARS                                                           $  404
-------------------------------------------------------------------------------
 FIVE YEARS                                                            $  574
-------------------------------------------------------------------------------
 TEN YEARS                                                             $1,065
-------------------------------------------------------------------------------


 6
MERCURY SHORT-TERM INVESTMENT FUND

ABOUT THE PORTFOLIO MANAGERS -- Michael Sanchez has been a co-Portfolio Manager of the Fund since joining the Investment Adviser in 1996. Before joining the Investment Adviser, Mr. Sanchez was with Provident Investment Counsel as senior vice president and portfolio manager from 1991 to 1995 and with ARCO Investment Management Company as Director of Fixed Income Investments from 1988 to 1991. John Queen has been a co-Portfolio Manager of the Fund since 1997. Prior to joining the Investment Adviser in 1997, Mr. Queen was associated with The Capital Group as a member of an analyst team responsible for $8 billion in fixed-income assets.
ABOUT THE INVESTMENT ADVISER -- The Fund is managed by Mercury Advisors.

[MAGNIFYING GLASS ICON]   About the Details
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's investment objective is to maximize total return consistent with capital preservation. The Fund invests in bonds and seeks to maintain a portfolio duration that will generally not exceed one year. The Fund also seeks to maintain a dollar-weighted average portfolio maturity that will generally not exceed three years, based on the effective maturity of the Fund's securities.

TYPES OF INVESTMENTS

The Fund seeks to achieve its objective by investing mainly in investment grade, interest-bearing securities of varying maturities. These include:

      - U.S. Government securities
      - preferred stocks
      - mortgage-backed and other asset-backed securities
      - corporate bonds
      - bonds that are convertible into stocks
      - bank certificates of deposit, fixed time deposits and bankers' acceptances
      - repurchase agreements, reverse repurchase agreements and dollar rolls
      - obligations of foreign governments or their subdivisions, agencies and instrumentalities
      - obligations of international agencies or supra-national entities
      - municipal bonds

RATINGS LIMITATIONS

      - at least 70% of total assets rated at least A or, if short-term, the second highest quality grade, by a major rating agency
      - up to 30% of total assets rated Baa by Moody's or BBB by S&P
      - up to 10% of total assets rated below investment grade, but none below B

The Investment Adviser can invest in unrated securities and will assign them the rating of a rated security of comparable quality. After the Fund buys a security, it may be given a lower rating or stop being rated. This will not require the Fund to sell it, but the Investment Adviser will consider the change in rating in deciding whether to keep the security.

MATURITY AND DURATION REQUIREMENTS

Maturity. The EFFECTIVE MATURITY of a bond is the weighted average period over which principal is expected to be repaid. STATED MATURITY is the date

MERCURY SHORT-TERM INVESTMENT FUND                                             7

[MAGNIFYING GLASS ICON]  About the Details

when the issuer is scheduled to make the final payment of principal. Effective maturity is different than stated maturity because it estimates the effect of expected principal prepayments and call provisions.

Duration. Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.

For any bond with interest payments occurring before principal is repaid, duration is ordinarily less than maturity. Generally, the lower the stated or coupon rate of interest of a bond, the longer the duration. The higher the stated or coupon rate of interest of a bond, the shorter the duration. The calculation of duration is based on estimates.

Duration is a tool to measure interest rate risk. Assuming a 1% change in interest rates and the durations shown below, the Fund's price would change as follows:

 DURATION                       CHANGE IN INTEREST RATES

 ---------------------------------------------------------------------
 .75 yrs.         1% decline W .75% gain in Fund price
----------------------------------------------------------------------
                  1% rise W .75% decline in Fund price
----------------------------------------------------------------------

Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the price of the Fund and may correlate with changes in interest rates. These factors can increase swings in the Fund's share price during periods of volatile interest rate changes.

FOREIGN BONDS

The Fund may invest in foreign bonds as follows:

      - up to 25% of total assets in foreign bonds that are denominated in U.S. dollars
      - up to 15% of total assets in foreign bonds that are not denominated in U.S. dollars
      - up to 15% of total assets in emerging market foreign bonds

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can invest up to

 8
MERCURY SHORT-TERM INVESTMENT FUND

[MAGNIFYING GLASS ICON]  About the Details

100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.

PORTFOLIO TURNOVER

As a result of the strategies described above, the Fund may have an annual portfolio turnover rate above 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher mark ups and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.
INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated. Prepayment reduces the yield to maturity and average life of the mortgage-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

MERCURY SHORT-TERM INVESTMENT FUND                                             9

[MAGNIFYING GLASS ICON]  About the Details

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both up and down) may quickly and significantly reduce the value of certain mortgage-backed securities.

Mortgage-backed securities are issued by Federal government agencies like the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac"), or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by Federal government agencies are guaranteed by either the Federal government or the government agency. This means that such securities have very little credit risk. Other mortgage-backed securities are issued by private corporations rather than Federal agencies. Private mortgage-backed securities have credit risk as well as prepayment risk and extension risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only
(POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Investment Adviser, it is possible that the Fund could lose all or substantially all of its investment.

ASSET-BACKED SECURITIES

Like traditional bonds, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio will increase. The value of long-term securities changes more widely in response to changes in interest rates than shorter-term securities.

 10
MERCURY SHORT-TERM INVESTMENT FUND

[MAGNIFYING GLASS ICON]  About the Details

CREDIT RISK

Credit risk is the risk that the issuer of bonds will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the specific bonds.

INTEREST RATE RISK

Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than do prices of shorter term securities.

CALL AND REDEMPTION RISK

Investments in bonds carry the risk that a bond's issuer will call the bond for redemption prior to the bond's maturity. If there is an early call of a bond, the Fund may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond.

JUNK BONDS

Junk bonds are bonds that are rated below investment grade by the major rating agencies or are unrated securities that the Fund's Investment Adviser believes are of comparable quality to bonds rated below investment grade. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS

These types of investments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

MERCURY SHORT-TERM INVESTMENT FUND                                            11

[MAGNIFYING GLASS ICON]  About the Details

VARIABLE RATE DEMAND OBLIGATIONS

These are floating rate securities that consist of an interest in a long-term bond and the conditional right to demand payment prior to the bond's maturity from a bank or other financial institution. If the bank or other financial institution is unable to pay on demand, the Fund may be adversely affected. In addition, these securities are subject to credit risk.

INDEXED AND INVERSE FLOATING RATE SECURITIES

The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, inverse floaters change in value in a manner that is opposite to most bonds -- that is, interest rates on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

SOVEREIGN DEBT

The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

CORPORATE LOANS

Corporate loans are subject to the risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans and the value of
 12
MERCURY SHORT-TERM INVESTMENT FUND

[MAGNIFYING GLASS ICON]  About the Details

the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

FOREIGN MARKET RISK

The Fund may invest a portion of its assets in foreign securities. Such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

      - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital

MERCURY SHORT-TERM INVESTMENT FUND                                            13

[MAGNIFYING GLASS ICON]  About the Details

        markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

      - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

      - Prices of foreign securities may go up and down more than prices of securities traded in the U.S.

      - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

      - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

      - If the Fund purchases a bond issued by a foreign government, the government may be unwilling or unable to make payments when due. There may be no formal bankruptcy proceeding to collect amounts owed by a foreign government.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These

 14
MERCURY SHORT-TERM INVESTMENT FUND

[MAGNIFYING GLASS ICON]  About the Details

securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to euro, or EMU as a whole, does not take effect as planned or if a participating country withdraws from EMU.

DERIVATIVES

Derivatives involve the following risks:

      - CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

      - CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      - INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY SHORT-TERM INVESTMENT FUND                                            15

[CHECKMARK ICON]   Account Choices
PRICING OF SHARES
--------------------------------------------------------------------------------

The Fund offers a single class of shares.

The Fund's shares are distributed by FAM Distributors, Inc. (the "Distributor").

Certain financial institutions may charge you additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.
To better understand the pricing of the Fund's shares, we have summarized the information below:

                                                     CLASS I*
---------------------------------------------------------------------------------------
Availability               LIMITED TO CERTAIN INVESTORS INCLUDING: - Investor Class and
                                                                     current Class I
                                                                     shareholders.
                           - Certain retirement plans.
                           - Participants in certain sponsored programs.
                           - Certain affiliates or customers of selected securities
                            dealers and other financial intermediaries.

                    [- Certain institutional investors.]

---------------------------------------------------------------------------------------
Initial Sales Charge?      YES. PAYABLE AT TIME OF PURCHASE. LOWER SALES CHARGES
                           AVAILABLE FOR LARGER INVESTMENTS.
---------------------------------------------------------------------------------------
Deferred Sales             NO. (MAY BE CHARGED FOR PURCHASES OVER $1 MILLION THAT ARE
Charge?                    REDEEMED WITHIN ONE YEAR.)
---------------------------------------------------------------------------------------
Account Maintenance        NO.
and Distribution
Fees?
---------------------------------------------------------------------------------------

* As of October   , 2000, Investor Class shares were redesignated Class I
  shares.

 16
MERCURY SHORT-TERM INVESTMENT FUND

[CHECKMARK ICON]  Account Choices

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS I SHARES* -- INITIAL SALES CHARGE OPTION

If you select Class I shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers' compensation will be as shown in the last column.

                                                                           DEALER
                                                     AS A % OF          COMPENSATION
                                AS A % OF              YOUR               AS A % OF
     YOUR INVESTMENT         OFFERING PRICE        INVESTMENT**        OFFERING PRICE
---------------------------------------------------------------------------------------
 LESS THAN $25,000                2.00%                    %                    %
---------------------------------------------------------------------------------------
 $25,000 BUT LESS THAN
 $50,000                              %                    %                    %
---------------------------------------------------------------------------------------
 $50,000 BUT LESS THAN
 $100,000                             %                    %                    %
---------------------------------------------------------------------------------------
 $100,000 BUT LESS THAN
 $250,000                             %                    %                    %
---------------------------------------------------------------------------------------
 $250,000 BUT LESS THAN
 $1,000,000                           %                    %                    %
---------------------------------------------------------------------------------------
 $1,000,000 AND OVER***           0.00%                0.00%                0.00%
---------------------------------------------------------------------------------------

  * As of October   , 2000, Investor Class shares were redesignated Class I
    shares.
 ** Rounded to the nearest one-hundredth percent.

*** If you invest $1,000,000 or more in Class I shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own resources. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I shares may apply for:

      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT
      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with the Investment Adviser or its affiliates
      - Certain employer-sponsored retirement or savings plans
      - Certain investors, including directors or trustees of mutual funds sponsored by the Investment Adviser or its affiliates, employees of the Investment Adviser and its affiliates and employees or customers of selected securities dealers

MERCURY SHORT-TERM INVESTMENT FUND                                            17

[CHECKMARK ICON]  Account Choices

      - Certain fee-based programs managed by the Investment Adviser or its affiliates
      - Certain fee-based programs managed by selected securities dealers that have an agreement with the Distributor
      - Purchases through certain financial advisers, selected securities dealers, brokers, investment advisers, service providers and other financial intermediaries
      - Purchases through certain accounts over which the Investment Adviser or an affiliate exercises investment discretion
     [- Certain institutional investors]

If you redeem Class I shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, or other financial intermediary or the Fund's Transfer Agent at 1-800-236-4479.
HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-236-4479. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

 18
MERCURY SHORT-TERM INVESTMENT FUND

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES             Determine the amount of your         The minimum initial investment for the Fund is $1,000 for
                       investment                           all accounts except: - $500 for certain fee-based programs
                                                            - $100 for retirement plans (The minimums for initial
                                                            investments may be waived under certain circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. Purchase orders
                       other financial intermediary         placed prior to the close of regular trading on the New York
                       submit your purchase order           Stock Exchange (generally, 4:00 p.m. Eastern time) are
                                                            priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
                                                            Purchase orders placed after that time are priced at the net asset value determined on the next business day. The Fund
                                                            may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase. For example, Merrill
                                                            Lynch, Pierce, Fenner & Smith Incorporated currently charges a $5.35 processing fee. The fees charged by other financial intermediaries may be higher or lower.
                       -------------------------------------------------------------------------------------------------
                       Or contact the Transfer Agent        To purchase shares directly, call the Transfer Agent at
                                                            1-800-236-4479 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR            Purchase additional shares           The minimum investment for additional purchases is generally
INVESTMENT                                                  $100 for all accounts except: - $50 for certain fee-based
                                                            programs - $1 for retirement plans (The minimums for
                                                            additional purchases may be waived under certain
                                                            circumstances.)
                       -------------------------------------------------------------------------------------------------
                       Acquire additional shares            All dividends are automatically reinvested without a sales
                       through the automatic dividend       charge.
                       reinvestment plan
                       -------------------------------------------------------------------------------------------------
                       Participate in the automatic         You may invest a specific amount on a periodic basis through
                       investment plan                      your selected securities dealer or other financial
                                                            intermediary. The current minimum for such automatic
                                                            reinvestments is $100. The minimum may be waived or revised under certain circumstances.
------------------------------------------------------------------------------------------------------------------------

                                              MERCURY SHORT-TERM INVESTMENT FUND

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO     Transfer to a participating          You may transfer your Fund shares to another selected
ANOTHER SECURITIES     securities dealer or other           securities dealer or other financial intermediary if
DEALER OR OTHER        financial intermediary               authorized dealer agreements are in place between the
FINANCIAL                                                   Distributor and the transferring intermediary and the
INTERMEDIARY                                                Distributor and the receiving intermediary. Certain
                                                            shareholder services may not be available for all
                                                            transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                            trading of these shares must be coordinated by the receiving intermediary.
                       -------------------------------------------------------------------------------------------------
                       Transfer to a non-participating      You must either: - Transfer your shares to an account with
                       securities dealer or other           the Transfer Agent; or - Sell your shares, paying any
                       financial intermediary                                  applicable deferred sales charge.
------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES       Have your financial consultant,      The price of your shares is based on the next calculation of
                       selected securities dealer or        net asset value after your order is placed. For your
                       other financial intermediary         redemption request to be priced at the net asset value on
                       submit your sales order              the day of your request, you must submit your request to
                                                            your selected securities dealer or other financial
                                                            intermediary prior to that day's close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern
                                                            time). Certain financial intermediaries, however, may
                                                            require submission of orders prior to that time. Redemption requests placed after that time are priced at the net asset value at the close of regular trading on the next business day.
                                                            Certain financial intermediaries may charge a fee to process a sale of shares. For example, Merrill Lynch, Pierce, Fenner
                                                            & Smith Incorporated currently charges a $5.35 processing
                                                            fee. No processing fee is charged if you redeem the shares directly through the Transfer Agent. The fees charged by
                                                            other financial intermediaries may be higher or lower.
                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                       -------------------------------------------------------------------------------------------------
                       Sell through the Transfer Agent      You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                            sign the letter. A signature guarantee will generally be
                                                            required but may be waived in certain limited circumstances.
                                                            You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings
                                                            association, national securities exchange and registered
                                                            securities association. A notary public seal will not be
                                                            acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                            proceeds. This delay will usually not exceed ten days.
------------------------------------------------------------------------------------------------------------------------

 20                                           MERCURY SHORT-TERM INVESTMENT FUND

[CHECKMARK ICON] Account Choices

  IF YOU WANT TO                YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES            Participate in the Fund's            You can choose to receive systematic payments from your Fund
SYSTEMATICALLY         Systematic Withdrawal Plan           account either by check or through direct deposit to your
                                                            bank account on a monthly or quarterly basis. You can
                                                            generally arrange through your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly,
                                                            quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends
                                                            automatically reinvested. Ask your financial intermediary
                                                            for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR          Select the fund into which you       You can exchange your shares of the Fund for shares of other
SHARES                 want to exchange. Be sure to         Mercury mutual funds or for shares of the Summit Cash
                       read that fund's prospectus          Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.
                                                            If you wish to exchange into a fund in which you have no
                                                            Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares. If you wish to
                                                            exchange into Summit, you will exchange into Class A shares of Summit.
                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I shares for shares of a fund with a higher initial
                                                            sales charge than you originally paid, you may be charged
                                                            the difference at the time of exchange.
                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------

                                              MERCURY SHORT-TERM INVESTMENT FUND

[CHECKMARK ICON]  Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.
FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or by selected securities dealers or other financial intermediaries that have an agreement with the Distributor, you may be able to buy Class I shares at net asset value, [including by exchanges from other share classes]. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

 22
MERCURY SHORT-TERM INVESTMENT FUND

[CHECKMARK ICON]  Account Choices

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund's shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant, selected securities dealer or other financial intermediary. DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income monthly and any net realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

MERCURY SHORT-TERM INVESTMENT FUND                                            23

[CHECKMARK ICON]  Account Choices

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

 24
MERCURY SHORT-TERM INVESTMENT FUND

[MANAGEMENT TEAM ICON]   The Management Team
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Advisors, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. For this fiscal year ended June 30, 2000, the Fund pays the Investment Adviser a fee at the annual rate of 0.40% of the average daily net assets of the Fund.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $555 billion in investment company and other portfolio assets under management as of June 30, 2000.

Although not required to do so, the Investment Adviser has agreed to make reimbursements so that the regular annual operating expenses of the Fund will be limited as shown in the table on page 5. The Investment Adviser has agreed to these expense limits through June 2001, and will thereafter give shareholders at least 30 days' notice if this reimbursement policy will change.

The Investment Adviser is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.

MERCURY SHORT-TERM INVESTMENT FUND                                            25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.

                                                                            FOR THE YEAR ENDED JUNE 30,
INCREASE (DECREASE) IN                                        -------------------------------------------------------
NET ASSET VALUE:                                              2000(1)       1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $10.13      $10.15      $10.17      $10.12
---------------------------------------------------------------------------------------------------------------------
Investment income -- net                                                     0.57        0.63        0.58        0.66
---------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net                   (0.11)      (0.00)      (0.01)       0.05
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             0.46        0.63        0.57        0.71
---------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
 Investment income -- net                                                   (0.54)      (0.65)      (0.59)      (0.66)
 Return of capital                                                             --          --       (0.00)         --
---------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                           (0.54)      (0.65)      (0.59)      (0.66)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                               $10.05      $10.13      $10.15      $10.17
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
---------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                                           4.70%       6.37%       5.77%       7.23%
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                                               0.48%       0.48%       0.48%       0.48%
---------------------------------------------------------------------------------------------------------------------
Expenses                                                                     0.68%       0.92%       0.96%       0.88%
---------------------------------------------------------------------------------------------------------------------
Investment income -- net                                                     5.52%       6.36%       5.82%       6.55%
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in millions)                                      $50.90      $28.00      $21.70      $18.70
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            144%        121%        154%         60%
---------------------------------------------------------------------------------------------------------------------

(1)  As of October   , 2000, Investor Class shares were redesignated Class I
     shares. No sales loads were charged prior to this time.

()*  Total investment return excludes the effects of sales charges.

 26                                           MERCURY SHORT-TERM INVESTMENT FUND


                                             FUND
                                             Mercury Short-Term Investment Fund
                                             of Mercury HW Funds
                                             725 South Figueroa Street, Suite 4000
                                             Los Angeles, California 90017-5400
                                             (800-236-4479)

                                             INVESTMENT ADVISER
                                             Administrative Offices:
                                             Mercury Advisors
                                             800 Scudders Mill Road
                                             Plainsboro, New Jersey 08536
                                             Mailing Address:
                                             725 South Figueroa Street, Suite 4000
                                             Los Angeles, California 90017-5400

                                             TRANSFER AGENT
                                             Financial Data Services, Inc.
                                             Administrative Offices:
                                             4800 Deer Lake Drive East
                                             Jacksonville, Florida 32246-6484
                                             Mailing Address:
                                             P.O. Box 41621
                                             Jacksonville, Florida 32232-1621
                                             (800-236-4479)

                                             INDEPENDENT AUDITORS
                                             PricewaterhouseCoopers LLP
                                             100 E. Wisconsin Ave., Suite 1500
                                             Milwaukee, Wisconsin 53202

                                             DISTRIBUTOR
                                             FAM Distributors, Inc.
                                             P.O. Box 9081
                                             Princeton, New Jersey 08543-9081

                                             CUSTODIAN
                                             Brown Brothers Harriman & Co.
                                             40 Water Street
                                             Boston, Massachusetts 02109-3661

                                             COUNSEL
                                             Gardner, Carton & Douglas
                                             321 North Clark Street
                                             Chicago, Illinois 60610-4795

[TELEPHONE ICON]  To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial consultant or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or other financial intermediary or the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.
Contact your financial consultant or other financial intermediary or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.
Investment Company Act File #811-4182.
CODE #MHW-1080-1000
(C) Mercury Advisors

                                           Mercury Short-Term
                                           Investment Fund
                                           OF MERCURY HW FUNDS

                                            PROSPECTUS - October   , 2000

                              Mercury HW Equity Fund for
                                 Insurance Companies
                                 OF MERCURY HW FUNDS

                ARTWORK

                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.
                       PROSPECTUS - October   , 2000

Table of Contents

                                                             PAGE

[GLOBE ICON]
FUND FACTS
-----------------------------------------------------------------
About the Mercury HW Equity Fund for Insurance Companies....    2
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[MAGNIFYING GLASS ICON]
ABOUT THE DETAILS
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    7
Statement of Additional Information.........................   11

[CHECKMARK ICON]
ACCOUNT CHOICES
-----------------------------------------------------------------
How to Buy Shares...........................................   12
How to Redeem Shares........................................   12
How Shares are Priced.......................................   14
Dividends and Taxes.........................................   14

[MANAGEMENT TEAM ICON]
THE MANAGEMENT TEAM
-----------------------------------------------------------------
Management of the Fund......................................   15
Financial Highlights........................................   16

[TELEPHONE ICON]
TO LEARN MORE
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

COMMON STOCK -- units of ownership of a corporation.
PRICE-TO-EARNINGS RATIO -- price of a stock divided by its earnings per share. YIELD -- percentage rate of return paid on a stock in dividends and share repurchases.

PRICE-TO-BOOK VALUE RATIO -- price of a stock divided by its book value per share.

[GLOBE ICON]   Fund Facts
ABOUT THE MERCURY HW EQUITY FUND FOR INSURANCE
COMPANIES
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to seek current income and long-term growth of income, accompanied by growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in COMMON STOCKS of U.S. companies.

In investing the Fund's assets, Mercury Advisors (the "Investment Adviser") follows a value style. This means that the Investment Adviser buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

      - low PRICE-TO-EARNINGS RATIO relative to the market
      - high YIELD relative to the market
      - low PRICE-TO-BOOK VALUE RATIO relative to the market
      - financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

This value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the S&P 500 Index. Also, the return of the Fund will not necessarily be similar to the return of the S&P 500 Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go up or down. These changes may occur because the stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you may lose money.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2
MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES

[GLOBE ICON]  Fund Facts

See "Investment Risks" for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

      - Are seeking a diversified portfolio of equity securities.

      - Want a professionally managed and diversified portfolio.

      - Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital appreciation.

MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES                                 3

[GLOBE ICON]  Fund Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar charts and tables below provide some indication of the risks of investing in the Fund by showing changes in the year to year performance of the Fund and by showing how the Fund's average annual total returns for 1, and 5 years and for its life compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Total return for the six months ended June 30, 2000: -8.66%.

During the period shown in the bar chart, the highest return for a quarter was 13.80% (quarter ended June 30, 1997) and the lowest return for a quarter was -11.51% (quarter ended September 30, 1999).

            AVERAGE ANNUAL TOTAL RETURNS
        (FOR THE PERIODS ENDED DECEMBER 31,             PAST         PAST         SINCE
                       1999)                          ONE YEAR    FIVE YEARS    INCEPTION
-----------------------------------------------------------------------------------------
 INVESTOR CLASS                                         -4.29%       16.62%      13.04%(1)
 S&P 500 INDEX                                          21.14%       28.66%      16.32%
-----------------------------------------------------------------------------------------

The S&P 500 Index is a capital weighted, unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

(1) Inception date is January 29, 1993.

 4
MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES

[GLOBE ICON]  Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
INVESTMENT ADVISORY FEE -- a fee paid to the Investment Adviser for managing the Fund.

FEES AND EXPENSES
--------------------------------------------------------------------------------
The Fund offers a single class of shares.
THIS TABLE SHOWS THE EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

                                                                INVESTOR
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(A):   CLASS
------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases (as a
percentage of offering price)                                    None
------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, whichever is
lower)                                                           None
------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on Dividend Reinvestments    None
------------------------------------------------------------------------
Redemption Fee                                                   None
------------------------------------------------------------------------
Exchange Fee                                                     None
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE FUND'S TOTAL ASSETS):
------------------------------------------------------------------------
INVESTMENT ADVISORY FEE(a)                                      0.53%
------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES                         None
------------------------------------------------------------------------
Other Expenses                                                   None
------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES                                       1.02%
------------------------------------------------------------------------

(a) Although not required to do so, the Investment Adviser voluntarily pays all of the Fund's operating expenses other than the investment advisory fee.

MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES                                 5

[GLOBE ICON]  Fund Facts

EXAMPLES:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                      CLASS I
-------------------------------------------------------------------------------
 ONE YEAR                                                               $ 54
-------------------------------------------------------------------------------
 THREE YEARS                                                            $170
-------------------------------------------------------------------------------
 FIVE YEARS                                                             $296
-------------------------------------------------------------------------------
 TEN YEARS                                                              $665
-------------------------------------------------------------------------------

 6
MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES

ABOUT THE PORTFOLIO MANAGERS -- Gail Bardin is a managing director of the Investment Adviser and began co-managing the Fund in April 1994. She has been a portfolio manager of the Investment Adviser since 1988.

Sheldon Lieberman joined the Investment Adviser in 1994 and began co-managing the Fund in August 1997. Before joining the Investment Adviser, Mr. Lieberman was the Chief Investment Officer for the Los Angeles County Employees Retirement Association.
ABOUT THE INVESTMENT ADVISER -- Mercury Advisors manages the Fund.

[MAGNIFYING GLASS ICON]   About the Details
HOW THE FUND INVESTS
--------------------------------------------------------------------------------
The Fund's investment objective is to provide current income and long-term growth of income, accompanied by growth of capital.

The Fund invests mostly in common stocks of large U.S. companies. Normally, the Fund invests at least 80% of its total assets in stocks that pay dividends. It also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

The Fund can invest up to 10% of its total assets in foreign securities.

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objectives using this type of investing.
INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

FOREIGN MARKET RISK

The Fund may invest up to 10% of its total assets in foreign securities. Such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments

MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES                                 7

[MAGNIFYING GLASS ICON]  About the Details

in foreign securities involve the following risks, which are generally greater for investments in emerging markets:

      - The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

      - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the U.S.

      - Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

      - Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be

 8
MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES

[MAGNIFYING GLASS ICON]  About the Details

        uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to sell an investment because of these delays.

      - The value of the Fund's foreign holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

      - International trade barriers or economic sanctions against certain foreign countries may adversely affect the Fund's holdings.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected the transition to euro, or EMU as a whole, does not take effect as planned or if a participating country withdraws from EMU.

RISKS OF CONVERTIBLE SECURITIES

Convertibles are generally bonds or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (bond convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular bonds; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEBT SECURITIES

Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of

MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES                                 9

[MAGNIFYING GLASS ICON]  About the Details

debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS

When-issued securities, delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

DERIVATIVES

Derivatives involve the following risks:

      - CREDIT RISK -- Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

      - CURRENCY RISK -- Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      - LEVERAGE RISK -- Leverage risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      - INDEX RISK -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

 10
MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES

[MAGNIFYING GLASS ICON]  About the Details

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES                                11

[CHECKMARK ICON]   Account Choices
HOW TO BUY SHARES
--------------------------------------------------------------------------------

Shares of the Fund are offered only to insurance companies. The minimum initial investment in the Fund is $1,000,000. There is no minimum subsequent investment. The Fund reserves the right to reject any order.

Investors may invest in the Fund by sending a request and payment to the Transfer Agent:

     Financial Data Services, Inc.
     P.O. Box 41621
     Jacksonville, FL 32232-1621

Investors opening a new account must send a completed Purchase Application to the address above.

Before wiring money, investors should call 800-236-4479 to notify the Transfer Agent of the wire to ensure proper credit when the wire is received. To purchase shares by wiring Federal Funds, payment should be wired to First Union National Bank of Florida. Investors should give their financial institutions the following wire instructions:

     First Union National Bank of Florida
     ABA #063000021
     For credit to Financial Data Services
     Acct #2112600019018
     For further credit to Mercury HW Fund Account # [Your account number] [Shareholder name]

The wire should indicate that the investment is being made in the Mercury HW Equity Fund for Insurance Companies. Shares of the Fund will be purchased for the account of the investor at the net asset value next determined after receipt of the investor's wire. Shareholder inquiries should be directed to the Fund. HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

A shareholder wishing to redeem shares (sell them back to the Fund) may do so at any time by writing or delivering instructions to the Transfer Agent:

      Financial Data Services, Inc.
      P.O. Box 41621
      Jacksonville, FL 32232-1621

 12
MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES

[MAGNIFYING GLASS ICON]  Account Choices

The redemption request should identify the Fund, specify the number of shares to be redeemed and be signed by a duly authorized officer of the insurance company. If the request is in proper form, the shares specified will be redeemed at the net asset value next determined after receipt of the request. In addition to written instructions, if any shares being redeemed are represented by share certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by a duly authorized officer of the insurance company, and signatures must be guaranteed. Any questions concerning documents needed should be directed to (800) 236-4479.

DELAYS IN REDEEMING SHARES

At certain times when allowed by the Securities and Exchange Commission, we may delay sending your check or wiring your redemption proceeds.

PAYMENTS

Payment also may be delayed up to 12 days if you bought shares with a check.

CHANGES TO REDEMPTION PROCEDURES

The redemption procedures may be modified at any time on 30 days' notice to shareholders.

REDEMPTION IN KIND

The Fund reserves the right to pay shareholders securities instead of cash in certain circumstances.

MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES                                13

[CHECKMARK ICON]  Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding. DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
"BUYING A DIVIDEND"
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE Shares are also redeemed at their net asset value. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of regular trading on the Exchange based on prices at the time of closing, except that the net asset value need not be calculated on a day on which no order to purchase or redeem shares of the Fund is received. Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.
DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income quarterly and any net realized long-term or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. DIVIDENDS may be reinvested automatically in shares of the Fund at net asset value or may be taken in cash. The Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains, if any, may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

 14
MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES

[MANAGEMENT TEAM ICON]   The Management Team
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Advisors, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. For the fiscal year ended June 30, 2000, the Fund paid the Investment Adviser a fee at the annual rate of 0.75% of the average daily net assets of the Fund.

The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $555 billion in investment company and other portfolio assets under management as of June 30, 2000.

Although not required to do so, the Investment Adviser voluntarily pays all of the Fund's operating expenses other than the investment advisory fee.

The Investment Adviser is allowed to allocate brokerage based on sales of shares of funds managed by the Investment Adviser.

MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES                                15

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights were audited by PricewaterhouseCoopers LLP. The accountants' report and the Fund's financial statements are included in the Fund's annual report, which is available upon request. Further performance information is contained in the annual report.

                                                                                          CLASS I
                                                              ----------------------------------------------------------------
                                                                                FOR THE YEAR ENDED JUNE 30,
INCREASE (DECREASE) IN                                        ----------------------------------------------------------------
NET ASSET VALUE:                                               2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $ 18.55      $ 16.32      $ 13.51      $ 11.53
-------------------------------------------------------------------------------------------------------------------------
Investment income -- net                                                      0.41         0.41         0.39         0.34
-------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net                     0.70         3.31         3.30         2.26
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              1.11         3.72         3.69         2.60
-------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
 Investment income -- net                                                    (0.41)       (0.41)       (0.40)       (0.40)
 Realized gain on investments -- net                                         (1.79)       (1.08)       (0.48)       (0.22)
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                            (2.20)       (1.49)       (0.88)       (0.62)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                               $ 17.46      $ 18.55      $ 16.32      $ 13.51
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                                            7.29%       23.69%       28.20%       22.93%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                                                0.52%        0.52%        0.53%        0.54%
-------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      0.65%        0.73%        0.75%        0.76%
-------------------------------------------------------------------------------------------------------------------------
Investment income -- net                                                      2.28%        2.06%        2.50%        3.00%
-------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in millions)                                      $  43.7      $  40.7      $  33.0      $  24.6
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                              14%          21%          22%          21%
-------------------------------------------------------------------------------------------------------------------------

 16                               MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES


FUND
Mercury HW Equity Fund for Insurance Companies of Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, California 90017-5400
(800-236-4479)
INVESTMENT ADVISER
Administrative Offices:
Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address:
725 South Figueroa Street,
Suite 4000
Los Angeles, California 90017-5400
TRANSFER AGENT
Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
Mailing Address:
P.O. Box 41621
Jacksonville, Florida 32232-1621
(800-236-4479)
INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1500
Milwaukee, Wisconsin 53202
DISTRIBUTOR
FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661
COUNSEL
Gardner, Carton & Douglas
321 North Clark Street
Chicago, Illinois 60610-4795

       [TELEPHONE ICON]   To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-236-4479.

The Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call the Transfer Agent at 1-800-236-4479.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621 or by calling 1-800-236-4479.

Contact the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION IN THIS PROSPECTUS.
Investment Company Act File #811-4182.
CODE #MHW-1010-1000
(C) Mercury Advisors


                                           Mercury HW Equity Fund
                                           for Insurance Companies
                                           OF MERCURY HW FUNDS

                                           ARTWORK
                                            PROSPECTUS - October   , 2000

                      STATEMENT OF ADDITIONAL INFORMATION

                        MERCURY HW LARGE CAP VALUE FUND
                              OF MERCURY HW FUNDS

725 South Figueroa Street, Suite 4000, Los Angeles, California 90017 - Phone No.
                                 (800) 236-4479

                            ------------------------

     Mercury HW Large Cap Value Fund (the "Fund") is a fund of Mercury HW Funds (the "Trust"). The Trust is a diversified, open-end, management investment company which is organized as a Massachusetts business trust. The investment objective of the Fund is to seek to provide current income and long-term growth of income, accompanied by growth of capital. The Fund seeks to achieve its investment objective by investing primarily in U.S. stocks. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     The Fund offers a single class (Class I) of shares. Only certain investors are eligible to purchase Class I shares. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the prospectus of the Fund, dated October   , 2000 (the
"Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-800-236-4479 or your financial consultant or other financial intermediary, or by writing to the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's financial statements are incorporated by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no charge by calling 1-800-236-4479 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------

                     MERCURY ADVISORS -- INVESTMENT ADVISER
                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

                            ------------------------

    The date of this Statement of Additional Information is October   , 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Trust History...............................................    3
Investment Objective and Policies...........................    3
  Investment Restrictions...................................    3
  Bonds.....................................................    4
  Repurchase Agreements.....................................    4
  U.S. Government Securities................................    4
  Corporate Debt Securities.................................    5
  Convertible Securities....................................    5
  Derivative Instruments....................................    5
  Foreign Securities........................................    6
  Foreign Investment Risks..................................    7
  Swap Agreements...........................................    8
  Illiquid Securities.......................................    8
  Borrowing.................................................    9
  When-Issued Securities....................................    9
  Real Estate Investment Trusts.............................   10
  Shares of Other Investment Companies......................   10
  Limited Partnerships......................................   10
  Short Sales Against-the-Box...............................   10
  Corporate Loans...........................................   10
  Temporary Defensive Position..............................   10
Management of the Fund......................................   10
  Advisory Arrangements.....................................   12
  Accounting and Administrative Services....................   13
  Code of Ethics............................................   14
Purchase of Shares..........................................   14
  Class I Shares............................................   15
  Reduced Initial Sales Charges.............................   16
Redemption of Shares........................................   17
  Redemption................................................   18
  Repurchase................................................   18
  Reinstatement Privilege -- Class I Shares.................   19
Pricing of Shares...........................................   19
  Determination of Net Asset Value..........................   19
  Computation of Offering Price Per Share...................   20
Portfolio Transactions and Brokerage........................   21
  Transactions in Portfolio Securities......................   21
Shareholder Services........................................   22
  Investment Account........................................   22
  Exchange Privilege........................................   23
  Fee-Based Programs........................................   24
  Retirement Plans..........................................   24
  Automatic Investment Plans................................   24
  Automatic Dividend Reinvestment Plan......................   24
  Systematic Withdrawal Plans...............................   25
Dividends and Tax Status....................................   25
Performance Data............................................   26
General Information.........................................   27
  Description of Shares.....................................   27
  Issuance of Fund Shares for Securities....................   28
  Redemption in Kind........................................   28
  Independent Auditors......................................   28
  Custodian.................................................   28
  Transfer Agent............................................   28
  Legal Counsel.............................................   29
  Reports to Shareholders...................................   29
  Shareholder Inquiries.....................................   29
  Additional Information....................................   29
  Principal Holders.........................................   29

                                 TRUST HISTORY

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. Before October 7, 1994, the Trust was called "Olympic Trust," and before
October   , 2000, the Trust was called "Hotchkis and Wiley Funds." The Trust is a diversified, open-end, management investment company currently consisting of
ten separate funds. Prior to October   , 2000, the Fund was called the Equity
Income Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide current income and long-term growth of income, accompanied by growth of capital. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's investment objective and policies.

     Mercury Advisors (the "Investment Adviser"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, the Fund may not:

      1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

      2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

      4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding.

      5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

      6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

      7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      8. Make investments for the purpose of exercising control or management.

      9. Participate on a joint or joint and several basis in any trading account in securities.

     10. Make loans, except through repurchase agreements.

     11. Purchase or sell foreign currencies.

Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS

     A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" as used in the Prospectus is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

     The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities of domestic or foreign issuers, which meet the ratings criteria set forth in the prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS

     As indicated in the prospectus, to the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities and securities indexes and enter into forward contracts. The Fund also may enter into swap agreements with respect to interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategies. The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, swap agreements and options to avoid leveraging of the Fund.

     Options on Securities and on Securities Indexes. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN SECURITIES

     The Fund may invest in American Depositary Receipts ("ADRs"), other securities convertible into securities of issuers based in foreign countries or other foreign securities that can be purchased and sold in U.S. dollars. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets.

FOREIGN INVESTMENT RISKS

     Foreign Market Risk. The Fund may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or otherwise adversely affect the Fund's operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     EMU. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are now listed, traded, declaring dividends and making other payments only in euros.

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SWAP AGREEMENTS

     The Fund may enter into interest rate and index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marketing as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

     The Fund may borrow for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

     The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

LIMITED PARTNERSHIPS

     The Fund can invest in limited partnership interests.

SHORT SALES AGAINST-THE-BOX

     The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                             MANAGEMENT OF THE FUND

     The Trustees oversee the actions of the Fund's Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees (* denotes "interested" Trustee as defined in the 1940 Act, due to the relationship with the Investment Adviser) and officers of the Trust are:

     MICHAEL BAXTER* (37) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since 1999); Managing Director of the Investment Adviser (since 1996); Partner of the Investment Adviser (1994 - 1996); Portfolio Manager of the Investment Adviser (since 1990).

     ROBERT L. BURCH III (66) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).

     JOHN A. G. GAVIN (69) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (since 1994); Chairman, Gamma Services Corp. (venture capital) (since 1968); Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S. Ambassador to Mexico (1981 - 1986); Director, Apex Mortgage Capital, Inc., Atlantic Richfield Co., International Wire Corp. and Krause's Furniture.

     JOE GRILLS (65) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") (since 1986); Member of CIEBA's Executive Committee (since
1988) and its Chairman (from 1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute (since 1997); Director, Duke Management Company (since 1992) and Vice Chairman (since 1998); Director, Kimco Realty Corporation (since 1997); Director, LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since 1998); Trustee or Director of 31 registered investment companies (consisting of 47 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NIGEL HURST-BROWN* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since
1999); Managing Director of the Investment Adviser (since 1998); Director of Mercury Asset Management Group Plc. (since 1990).

     MADELEINE A. KLEINER (49) -- Trustee -- 1900 Avenue of the Stars, Suite 1700, Los Angeles, CA 90067. Former Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).

     RICHARD R. WEST (62) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. and Vornado Operating (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 66 registered investment companies (consisting of 70 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NANCY D. CELICK (48) -- President -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Chief Administrative Officer of the Investment Adviser (since 1998); Chief Financial Officer of the Investment Adviser
(1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).

     DONALD C. BURKE (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-901. Senior Vice President and Treasurer of the Investment Adviser (since 1999); Senior Vice President and Treasurer of Princeton Services, Inc. (since 1999); Vice President of FAM Distributors, Inc. (since 1999); First Vice President of the Investment Adviser (1990 - 1997).

     ANNA MARIE S. LOPEZ (32) -- Assistant Treasurer and Assistant
Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Investment Adviser (since 1997); Manager, Price Waterhouse (1991 - 1997).

     TURNER SWAN (38) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Attorney with the Investment Adviser (since 1997); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).

     GRACIE FERMELIA (38) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Investment Adviser (since 2000); Vice President of the Investment Adviser
(1994 - 2000); Senior Manager, Price Waterhouse (1985 - 1994).

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended June 30, 2000 and the aggregate compensation paid to the Trustees for service on the Trust's Board and that of any other fund for which the Investment Adviser serves as investment adviser or which has an investment adviser that is an affiliated person of the Investment Adviser ("Fund Complex") for the year ended December 31, 1999.

                                                                      TOTAL 1999
                                                                     COMPENSATION
                                                                      FROM TRUST
                                                                       AND FUND
                                                      AGGREGATE        COMPLEX
                                                     COMPENSATION        PAID
                  NAME OF TRUSTEE                     FROM TRUST     TO TRUSTEES*
                  ---------------                    ------------    ------------
Michael Baxter.....................................    $   -0-         $    -0-
Robert L. Burch III................................    $               $ 34,000
John A. G. Gavin...................................    $               $ 25,000
Joe Grills.........................................    $               $232,000
Nigel Hurst-Brown..................................    $   -0-         $    -0-
Robert B. Hutchinson**.............................    $               $ 34,000
Madeleine A. Kleiner...............................    $               $ 18,000
Merle T. Welshans**................................    $               $ 34,000
Richard R. West....................................    $               $422,225

---------------
 * Each Trustee also serves as a Trustee of Mercury HW Variable Trust, the Fund Asset Management Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by the Investment Adviser or its advisory affiliates.

** Messrs. Hutchinson and Welshans retired on November 12, 1999.

     The Trustees may be eligible for reduced sales charges on purchases of Class I shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

     For information as to ownership of shares, see "General
Information -- Principal Holders."

ADVISORY ARRANGEMENTS

     Investment Advisory Services and Fee. The Trust on behalf of the Fund has entered into an investment advisory agreement with the Investment Adviser as investment adviser (the "Advisory Agreement"). Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Fund. The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Prior to October      , 2000, the Fund was party to an investment advisory
agreement under which it paid Merrill Lynch Investment Managers, L.P., an affiliate of the Investment Adviser, a fee at the annual rate of 0.75% of its average daily net assets. For the fiscal years ended June 30, 2000, 1999 and
1998, the Fund paid Merrill Lynch Investment Managers, L.P. $            ,
$1,176,425 and $1,424,185, respectively. For the fiscal years ended June 30, 2000 and 1999, as a result of its agreement to limit Fund expenses, MLIM waived
a portion of its fee in the amounts of $            and $2,088, respectively.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Payment of Fund Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Investment Adviser. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by FAM Distributors, Inc. (the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and Princeton Services, Inc. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually
(a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

ACCOUNTING AND ADMINISTRATIVE SERVICES

     The Trust has entered into a Fund Accounting and Administration Servicing Agreement (the "Fund Accounting Agreement") with the Investment Adviser acting as service provider. The Fund Accounting Agreement obligates the Investment Adviser to provide certain accounting and administrative services to the Trust. The Trust reimburses the Investment Adviser for its costs in connection with such services.

     Transfer Agency Services. The Transfer Agent, a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency

Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $16.00 to $20.00 per account (depending on the level of services required) and certain other fees relating to special processing of sub-transfer agency relationships. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

     Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust, the Investment Adviser and the Distributor (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and the Distributor and, as described below, imposes additional more onerous restrictions on fund investment personnel.

     The Code of Ethics requires that all employees of the Investment Adviser and the Distributor pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and the Distributor include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days, before or after, of trading by the Fund in the same or equivalent security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues a single class (Class I) of shares. Each share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights.

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the shares. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by selected securities dealers or other financial intermediaries prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of regular trading on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of regular trading on the NYSE on that day, such orders shall be deemed received on the next business day. Selected securities dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to purchase shares at that day's offering price.

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the selected securities dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

CLASS I SHARES

     Class I shares will be subject to an initial sales charge, unless you qualify for a reduction or waiver of the sales charge. See "Reduced Initial Sales Charges." The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who owned Investor Class shares or who currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the participant has $3 million or more initially invested in affiliate-advised investment companies. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of investment companies advised by the Investment Adviser or its affiliates, including the Fund, and to employees of certain selected securities dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion[, and to certain institutional investors]. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other affiliate-advised funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings of other Mercury mutual funds, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases.

     The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such selected securities dealers or other financial intermediaries. Since selected securities dealers or other financial intermediaries selling Class I shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

     Reinvested Dividends. No initial sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected securities dealer or other financial intermediary.

     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Purchase Privileges of Certain Persons. Trustees of the Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Adviser, Merrill Lynch Investment Managers, L.P., Merrill Lynch Investment Managers International Limited and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected securities dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class I shares are also offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion[, and to certain institutional investors.]

     Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

     A waived sales charge on a purchase of Class I shares will apply to current beneficial shareholders who were also beneficial shareholders of the Fund as of
the opening of business of the Fund on October   , 2000.

                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any deferred sales charge that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-236-4479. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

REPURCHASE

     The Fund also will repurchase its shares through a shareholder's listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of regular trading on the NYSE (generally, regular trading on the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of regular trading on the NYSE on the same day.

     Selected securities dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable deferred sales charge). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers and other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other selected securities dealers may be higher or lower. Repurchases made through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS I SHARES

     Shareholders of the Fund who have redeemed their Class I shares have a privilege to reinstate their accounts by purchasing Class I shares of the Fund at the net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "Account Choices -- How Shares are Priced" in the Prospectus.

     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser are accrued daily.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's net asset value.

     Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for shares of the Fund based on the net asset value of the Fund's shares on June 30, 2000 is as follows:

                                                              CLASS I
                                                              -------
Net Assets..................................................  $
                                                              -------
Number of Shares Outstanding................................
                                                              -------
Net Asset Value Per Share (net assets divided by number of
  shares outstanding).......................................  $
                                                              -------
Sales Charge (for Class I Shares; 5.25% of Offering Price;
  (     % of net amount invested))*.........................
                                                              -------
Offering Price..............................................  $
                                                              -------

---------------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable. No sales charges were imposed as of June 30, 2000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Investment Adviser may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Fund's portfolio strategies.

     The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

     Shareholders considering transferring their Class I shares from a selected securities dealer to another brokerage firm or financial institution should be aware that, if the firm to which the Class I shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those shares.

     Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury mutual funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class I Shares. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange.

     Exchanges of Class I shares outstanding ("outstanding Class I shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I shares in the initial purchase and any subsequent exchange. Class I shares issued pursuant to dividend reinvestment are sold on a no-load basis. For purposes of the exchange privilege, Class I shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I shares on which the dividend was paid. Based on this formula, Class I shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

     Exchanges for Shares of a Money Market Fund. Class I shares are exchangeable for Class A shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of affiliate-advised Funds. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial consultant for further information.

     Prior to October 12, 1998, exchanges from other affiliate-advised Funds into a money market fund were directed to certain affiliate-advised money market funds other than Summit. Shareholders who exchanged affiliate-advised Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her financial consultant, who will advise the relevant Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their selected securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in certain Programs may result in the redemption of shares held therein. [In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares.] These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Additional information regarding certain specific Programs offered through particular selected securities dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Programs) is available in each such Program's client agreement and from the Transfer Agent at 1-800-236-4479.

RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and educational savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected securities dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Shareholders may, at any time, by written notification to their selected securities dealer or other financial intermediary if their account is maintained with a selected securities dealer or other financial intermediary, or by written notification or by telephone (1-800-236-4479) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount to be redeemed. Redemptions will be made at net asset value as of the close of regular trading on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of regular trading on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

                            DIVIDENDS AND TAX STATUS

     The Fund has qualified as a regulated investment company. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, in order not to be subject to federal taxation, the Fund must distribute to its shareholders at least 90% of its investment company taxable income earned in each year.

     The Fund is required to pay an excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability. The Fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     In determining the extent to which the Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends received deduction.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by the Fund constitute a replacement of shares.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Average annual total returns for the periods ended June 30, 2000 are as follows:

                                     ONE    FIVE     TEN      SINCE
                                    YEAR    YEARS   YEARS   INCEPTION
                                    -----   -----   -----   ---------
Class I...........................  19.83%   9.82%  11.00%     9.72%    (Since 6/24/87)

     In order to reflect the reduced sales charges applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Standard & Poor's 500 Composite Stock Price Index and other published indexes. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to (i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons),
(ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron's Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

     The Trust or the Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the portfolios based upon: (1) relative net assets; (2) as incurred on a specific identification basis; or (3) evenly among the portfolios, depending on the nature of the expenditure.

     Except for (1) changes which do not adversely affect the rights of Trust shareholders; (2) a change in the name of the Trust, or a series or class thereof; (3) authorization of a new series or class; (4) changes to supply any omission or correct any ambiguous or defective provision; or (5) changes required by any federal, state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of the Fund's assets (the "Custodian"). The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement").

The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

PRINCIPAL HOLDERS

     [to come]

                      STATEMENT OF ADDITIONAL INFORMATION

                         MERCURY HW MID-CAP VALUE FUND
                              OF MERCURY HW FUNDS

725 South Figueroa Street, Suite 4000, Los Angeles, California 90017 - Phone No.
                                 (800) 236-4479

                            ------------------------

     Mercury HW Mid-Cap Value Fund (the "Fund") is a fund of the Mercury HW Funds (the "Trust"). The Trust is a diversified, open-end, management investment company which is organized as a Massachusetts business trust. The investment objective of the Fund is to seek to provide current income and long-term growth of income, accompanied by growth of capital. The Fund seeks to achieve its investment objective by investing primarily in stocks of U.S. companies with market capitalizations of less than $10 billion. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     The Fund offers a single class (Class I) of shares. Only certain investors are eligible to purchase Class I shares. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the prospectus of the Fund, dated October   , 2000 (the
"Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-800-236-4479 or your financial consultant or other financial intermediary, or by writing to the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's financial statements are incorporated by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no charge by calling 1-800-236-4479 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------

                     MERCURY ADVISORS -- INVESTMENT ADVISER
                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

                            ------------------------

    The date of this Statement of Additional Information is October   , 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Trust History...............................................    3
Investment Objective and Policies...........................    3
  Investment Restrictions...................................    3
  Repurchase Agreements.....................................    4
  Bonds.....................................................    4
  U.S. Government Securities................................    4
  Corporate Debt Securities.................................    5
  Convertible Securities....................................    5
  Derivative Instruments....................................    5
  Foreign Securities........................................    6
  Foreign Investment Risks..................................    7
  Swap Agreements...........................................    8
  Illiquid Securities.......................................    8
  Borrowing.................................................    9
  When-Issued Securities....................................    9
  Real Estate Investment Trusts.............................   10
  Shares of Other Investment Companies......................   10
  Limited Partnerships......................................   10
  Short Sales Against-the-Box...............................   10
  Corporate Loans...........................................   10
  Temporary Defensive Position..............................   10
Management of the Fund......................................   10
  Advisory Arrangements.....................................   12
  Accounting and Administrative Services....................   13
  Code of Ethics............................................   14
Purchase of Shares..........................................   14
  Class I Shares............................................   15
  Reduced Initial Sales Charges.............................   16
Redemption of Shares........................................   17
  Redemption................................................   18
  Repurchase................................................   18
  Reinstatement Privilege -- Class I Shares.................   19
Pricing of Shares...........................................   19
  Determination of Net Asset Value..........................   19
  Computation of Offering Price Per Share...................   20
Portfolio Transactions and Brokerage........................   21
  Transactions in Portfolio Securities......................   21
Shareholder Services........................................   22
  Investment Account........................................   22
  Exchange Privilege........................................   23
  Fee-Based Programs........................................   24
  Retirement Plans..........................................   24
  Automatic Investment Plans................................   24
  Automatic Dividend Reinvestment Plan......................   24
  Systematic Withdrawal Plans...............................   25
Dividends and Tax Status....................................   25
Performance Data............................................   26
General Information.........................................   27
  Description of Shares.....................................   27
  Issuance of Fund Shares for Securities....................   28
  Redemption in Kind........................................   28
  Independent Auditors......................................   28
  Custodian.................................................   28
  Transfer Agent............................................   28
  Legal Counsel.............................................   28
  Reports to Shareholders...................................   29
  Shareholder Inquiries.....................................   29
  Additional Information....................................   29
  Principal Holders.........................................   29

                                 TRUST HISTORY

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. Before October 7, 1994, the Trust was called "Olympic Trust," and before
October   , 2000, the Trust was called "Hotchkis and Wiley Funds." The Trust is a diversified, open-end, management investment company currently consisting of
ten separate funds. Prior to October   , 2000, the Fund was called the Mid-Cap
Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide current income and long-term growth of income, accompanied by growth of capital. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's investment objective and policies.

     Mercury Advisors (the "Investment Adviser"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, the Fund may not:

      1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

      2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

      4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding.

      5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

      6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

      7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      8. Make investments for the purpose of exercising control or management.

      9. Participate on a joint or joint and several basis in any trading account in securities.

     10. Make loans, except through repurchase agreements.

     11. Purchase or sell foreign currencies.

Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS

     A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" as used in the Prospectus is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

     The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities of domestic or foreign issuers, which meet the ratings criteria set forth in the prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS

     As indicated in the prospectus, to the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities and securities indexes and enter into forward contracts. The Fund also may enter into swap agreements with respect to interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, or securities prices or as part of its overall investment strategies. The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, futures contracts, swap agreements and options to avoid leveraging of the Fund.

     Options on Securities and on Securities Indexes. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN SECURITIES

     The Fund may invest in American Depositary Receipts ("ADRs") or, other securities convertible into securities of issuers based in foreign countries or other foreign securities that can be purchased and sold in U.S. dollars. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement.

Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets.

FOREIGN INVESTMENT RISKS

     Foreign Market Risk. The Fund may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or otherwise adversely affect the Fund's operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     EMU. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU establishes a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are now listed, traded, declaring dividends and making other payments only in euros.

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SWAP AGREEMENTS

     The Fund may enter into interest rate and index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the

Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

     The Fund may borrow for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

     The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

LIMITED PARTNERSHIPS

     The Fund can invest in limited partnership interests.

SHORT SALES AGAINST-THE-BOX

     The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                             MANAGEMENT OF THE FUND

     The Trustees oversee the actions of the Fund's Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees (* denotes "interested" Trustee as defined in the 1940 Act, due to the relationship with the Investment Adviser) and officers of the Trust are:

     MICHAEL BAXTER* (37) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since 1999); Managing Director of the Investment Adviser (since 1996); Partner of the Investment Adviser (1994 - 1996); Portfolio Manager of the Investment Adviser (since 1990).

     ROBERT L. BURCH III (66) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).

     JOHN A. G. GAVIN (69) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (since 1994); Chairman, Gamma Services Corp. (venture capital) (since 1968); Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S. Ambassador to Mexico (1981 - 1986); Director, Apex Mortgage Capital, Inc., Atlantic Richfield Co., International Wire Corp. and Krause's Furniture.

     JOE GRILLS (65) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") (since 1986); Member of CIEBA's Executive Committee (since
1988) and its Chairman (from 1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute (since 1997); Director, Duke Management Company (since 1992) and Vice Chairman (since 1998); Director, Kimco Realty Corporation (since 1997); Director, LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since 1998); Trustee or Director of 31 registered investment companies (consisting of 47 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NIGEL HURST-BROWN* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since
1999); Managing Director of the Investment Adviser (since 1998); Director of Mercury Asset Management Group Plc. (since 1990).

     MADELEINE A. KLEINER (48) -- Trustee -- 1900 Avenue of the Stars, Suite 1700, Los Angeles, CA 90067. Former Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).

     RICHARD R. WEST (62) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. and Vornado Operating (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 66 registered investment companies (consisting of 70 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NANCY D. CELICK (48) -- President -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Chief Administrative Officer of the Investment Adviser (since 1998); Chief Financial Officer of the Investment Adviser
(1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).

     DONALD C. BURKE (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-9011. Senior Vice President and Treasurer of the Investment Adviser (since 1999); Senior Vice President and Treasurer of Princeton Services, Inc. (since 1999); Vice President of FAM Distributors, Inc. (since 1999); First Vice President of the Investment Adviser (1990 - 1997).

     ANNA MARIE S. LOPEZ (32) -- Assistant Treasurer and Assistant
Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Investment Adviser (since 1997); Manager, Price Waterhouse (1991 - 1997).

     TURNER SWAN (38) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Attorney with the Investment Adviser (since 1997); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).

     GRACIE FERMELIA (38) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Investment Adviser (since 2000); Vice President of the Investment Adviser
(1994 - 2000); Senior Manager, Price Waterhouse (1985 - 1994).

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended June 30, 2000 and the aggregate compensation paid to the Trustees for service on the Trust's Board and that of any other fund for which the Investment Adviser serves as investment adviser or which has an investment adviser that is an affiliated person of the Investment Adviser ("Fund Complex") for the year ended December 31, 1999.

                                                                      TOTAL 1999
                                                                     COMPENSATION
                                                                      FROM TRUST
                                                                       AND FUND
                                                      AGGREGATE        COMPLEX
                                                     COMPENSATION        PAID
                  NAME OF TRUSTEE                     FROM TRUST     TO TRUSTEES*
                  ---------------                    ------------    ------------
Michael Baxter.....................................    $   -0-         $    -0-
Robert L. Burch III................................    $               $ 34,000
John A. G. Gavin...................................    $               $ 25,000
Joe Grills.........................................    $               $232,000
Nigel Hurst-Brown..................................    $   -0-         $    -0-
Robert B. Hutchinson**.............................    $               $ 34,000
Madeleine A. Kleiner...............................    $               $ 18,000
Merle T. Welshans**................................    $               $ 34,000
Richard R. West....................................    $               $422,225

---------------
 * Each Trustee also serves as a Trustee of Mercury HW Variable Trust, Fund Asset Management Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by the Investment Adviser and its advisory affiliates.

** Messrs. Hutchinson and Welshans retired on November 12, 1999.

     The Trustees may be eligible for reduced sales charges on purchases of Class I shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

     For information as to ownership of shares, see "General
Information -- Principal Holders."

ADVISORY ARRANGEMENTS

     Investment Advisory Services and Fee. The Trust on behalf of the Fund has entered into an investment advisory agreement with the Investment Adviser as investment adviser (the "Advisory Agreement"). Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Fund. The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Prior to October      , 2000, the Fund was party to an investment advisory
agreement under which it paid Merrill Lynch Investment Managers, L.P., an affiliate of the Investment Adviser, a fee at the annual rate of 0.75% of its average daily net assets. For the fiscal years ended June 30, 2000, 1999 and 1998, as a result of its agreement to limit Fund expenses, Merrill Lynch Investment Managers, L.P. waived a portion of its fee in the amounts of
$            , $59,578 and $92,525 respectively. For the fiscal years ended June
30, 2000, 1999 and 1998, the Fund paid no advisory fees and Merrill Lynch
Investment Managers, L.P. reimbursed the Fund in the amounts of $            ,
$13,497 and $52,325, respectively.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Payment of Fund Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Investment Adviser. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by FAM Distributors, Inc. (the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner and Smith Incorporated ("Merrill Lynch"), and Princeton Services, Inc. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually
(a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

ACCOUNTING AND ADMINISTRATIVE SERVICES

     The Trust has entered into a Fund Accounting and Administration Servicing Agreement (the "Fund Accounting Agreement") with the Investment Adviser acting as service provider. The Fund Accounting Agreement obligates the Investment Adviser to provide certain accounting and administrative services to the Trust. The Trust reimburses the Investment Adviser for its costs in connection with such services.

     Transfer Agency Services. The Transfer Agent, a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $16.00 to $20.00 per account (depending on the level of services required) and certain other fees relating to special processing of sub-transfer agency relationships. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

     Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust, the Investment Adviser and the Distributor (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and the Distributor and, as described below, imposes additional more onerous restrictions on fund investment personnel.

     The Code of Ethics requires that all employees of the Investment Adviser and the Distributor pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and the Distributor include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days, before or after, of trading by the Fund in the same or equivalent security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues a single class (Class I) of shares. Each share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights.

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the shares. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by selected securities dealers or other financial intermediaries prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of regular trading on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of regular trading on the NYSE on that day, such orders shall be deemed received on the next business day. Selected securities dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to purchase shares at that day's offering price.

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the selected securities dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

CLASS I SHARES

     Class I shares will be subject to an initial sales charge, unless you qualify for a reduction or waiver of the sales charge. See "Reduced Initial Sales Charges."

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who owned Investor Class shares or who currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the participant has $3 million or more initially invested in Affiliate-Advised investment companies. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of investment companies advised by the Investment Adviser or its affiliates, including the Fund, and to employees of certain selected securities dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion [, and to certain institutional investors]. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other affiliate-advised funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings of other Mercury mutual funds, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases.

     The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such selected securities dealers or other financial intermediaries. Since selected securities dealers or other financial intermediaries selling Class I shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

     Reinvested Dividends. No initial sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected securities dealer or other financial intermediary.

     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Purchase Privileges of Certain Persons. Trustees of the Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Adviser, Merrill Lynch Investment Managers, L.P., Merrill Lynch Investment Managers International Limited and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected securities dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class I shares are also offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion [, and to certain institutional investors].

     Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

     A waived sales charge on a purchase of Class I shares will apply to current beneficial shareholders who were also beneficial shareholders of the Fund as of
the opening of business of the Fund on October   , 2000.

                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any deferred sales charge that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-236-4479. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

REPURCHASE

     The Fund also will repurchase its shares through a shareholder's listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of regular trading on the NYSE (generally, regular trading on the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of regular trading on the NYSE on the same day.

     Selected securities dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable deferred sales charge). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers and other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other selected securities dealers may be higher or lower. Repurchases made through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS I SHARES

     Shareholders of the Fund who have redeemed their Class I shares have a privilege to reinstate their accounts by purchasing Class I shares of the Fund at the net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "Account Choices -- How Shares are Priced" in the Prospectus.

     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's net asset value.

     Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for shares of the Fund based on the net asset value of the Fund's shares on June 30, 2000 is as follows:

                                                              CLASS I
                                                              -------
Net Assets..................................................  $
                                                              -------
Number of Shares Outstanding................................
                                                              -------
Net Asset Value Per Share (net assets divided by number of
  shares outstanding).......................................  $
                                                              -------
Sales Charge (for Class I Shares; 5.25% of Offering Price;
  (     % of net amount invested))*.........................
                                                              -------
Offering Price..............................................  $
                                                              -------

---------------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable. No sales charges were imposed as of June 30, 2000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Investment Adviser may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Fund's portfolio strategies.

     The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

     Shareholders considering transferring their Class I shares from a selected securities dealer to another brokerage firm or financial institution should be aware that, if the firm to which the Class I shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those shares.

     Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury mutual funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class I Shares. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange.

     Exchanges of Class I shares outstanding ("outstanding Class I shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I shares in the initial purchase and any subsequent exchange. Class I shares issued pursuant to dividend reinvestment are sold on a no-load basis. For purposes of the exchange privilege, Class I shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I shares on which the dividend was paid. Based on this formula, Class I shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

     Exchanges for Shares of a Money Market Fund. Class I shares are exchangeable for Class A shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of affiliate-advised Funds. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial consultant for further information.

     Prior to October 12, 1998, exchanges from other affiliate-advised Funds into a money market fund were directed to certain affiliate-advised money market funds other than Summit. Shareholders who exchanged affiliate-advised Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her financial consultant, who will advise the relevant Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their selected securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in certain Programs may result in the redemption of shares held therein. [In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares.] These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Additional information regarding certain specific Programs offered through particular selected securities dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Programs) is available in each such Program's client agreement and from the Transfer Agent at 1-800-236-4479.

RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and educational savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected securities dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Shareholders may, at any time, by written notification to their selected securities dealer or other financial intermediary if their account is maintained with a selected securities dealer or other financial intermediary, or by written notification or by telephone (1-800-236-4479) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount to be redeemed. Redemptions will be made at net asset value as of the close of regular trading on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of regular trading on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

                            DIVIDENDS AND TAX STATUS

     The Fund has qualified as a regulated investment company. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order not to be subject to federal taxation, the Fund must distribute to its shareholders at least 90% of its investment company taxable income earned in each year.

     The Fund is required to pay an excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability. The Fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     In determining the extent to which the Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Average annual total returns for the periods ended June 30, 2000 are as follows:

                                                  ONE       SINCE
                                                 YEAR     INCEPTION
                                                 -----    ---------
Class I........................................  10.41%     14.40%     (Since 1/2/97)

     In order to reflect the reduced sales charges applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Lehman Brothers Aggregate Bond Index, Standard & Poor's 500 Composite Stock Price Index and other published indexes. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to (i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons), (ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron's, Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

     The Trust or the Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the portfolios based upon: (1) relative net assets; (2) as incurred on a specific identification basis; or (3) evenly among the portfolios, depending on the nature of the expenditure.

     Except for (1) changes which do not adversely affect the rights of Trust shareholders; (2) a change in the name of the Trust, or a series or class thereof; (3) authorization of a new series or class; (4) changes to supply any omission or correct any ambiguous or defective provision; or (5) changes required by any federal, state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of the Fund's assets (the "Custodian"). The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

PRINCIPAL HOLDERS

     [to come]

                      STATEMENT OF ADDITIONAL INFORMATION

                        MERCURY HW SMALL CAP VALUE FUND
                              OF MERCURY HW FUNDS

725 South Figueroa Street, Suite 4000, Los Angeles, California 90017 - Phone No.
                                 (800) 236-4479

                            ------------------------

     Mercury HW Small Cap Value Fund (the "Fund") is a fund of the Mercury HW Funds (the "Trust"). The Trust is a diversified, open-end, management investment company which is organized as a Massachusetts business trust. The investment objective of the Fund is to seek capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in stocks of U.S. companies with market capitalizations of less than $2 billion. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     The Fund offers two classes of shares, each with a different combination of sales charges, ongoing fees and other features. Only certain investors are eligible to buy Class I shares. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the Prospectus of the Fund, dated October   , 2000 (the
"Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-800-236-4479 or your financial consultant or other financial intermediary, or by writing to the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's financial statements are incorporated by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no extra charge by calling 1-800-236-4479 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------

                     MERCURY ADVISORS -- INVESTMENT ADVISER
                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

                            ------------------------

    The date of this Statement of Additional Information is October   , 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Trust History...............................................    3
Investment Objective and Policies...........................    3
  Investment Restrictions...................................    3
  Repurchase Agreements.....................................    4
  Bonds.....................................................    4
  U.S. Government Securities................................    4
  Corporate Debt Securities.................................    5
  Convertible Securities....................................    5
  Derivative Instruments....................................    5
  Foreign Securities........................................    6
  Foreign Investment Risks..................................    7
  Swap Agreements...........................................    8
  Illiquid Securities.......................................    8
  Borrowing.................................................    9
  When-Issued Securities....................................    9
  Real Estate Investment Trusts.............................   10
  Shares of Other Investment Companies......................   10
  Limited Partnerships......................................   10
  Short Sales Against-the-Box...............................   10
  Corporate Loans...........................................   10
  Temporary Defensive Position..............................   10
Management of the Fund......................................   10
  Advisory Arrangements.....................................   12
  Accounting and Administrative Services....................   13
  Code of Ethics............................................   14
Purchase of Shares..........................................   14
  Initial Sales Charge Alternative -- Class I and Class A
    Shares..................................................   15
  Reduced Initial Sales Charges.............................   16
  Distribution Plan.........................................   17
Redemption of Shares........................................   18
  Redemption................................................   19
  Repurchase................................................   19
  Reinstatement Privilege -- Class I and Class A Shares.....   20
Pricing of Shares...........................................   20
  Determination of Net Asset Value..........................   20
  Computation of Offering Price Per Share...................   22
Portfolio Transactions and Brokerage........................   22
  Transactions in Portfolio Securities......................   22
Shareholder Services........................................   23
  Investment Account........................................   23
  Exchange Privilege........................................   24
  Fee-Based Programs........................................   25
  Retirement Plans..........................................   26
  Automatic Investment Plans................................   26
  Automatic Dividend Reinvestment Plan......................   26
  Systematic Withdrawal Plans...............................   26
Dividends and Tax Status....................................   27
Performance Data............................................   28
General Information.........................................   29
  Description of Shares.....................................   29
  Issuance of Fund Shares for Securities....................   30
  Redemption in Kind........................................   30
  Independent Auditors......................................   30
  Custodian.................................................   30
  Transfer Agent............................................   30
  Legal Counsel.............................................   30
  Reports to Shareholders...................................   30
  Shareholder Inquiries.....................................   31
  Additional Information....................................   31
  Principal Holders.........................................   31

                                 TRUST HISTORY

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. Before October 7, 1994, the Trust was called "Olympic Trust," and before
October   , 2000, the Trust was called "Hotchkis and Wiley Funds." The Trust is a diversified, open-end, management investment company currently consisting of
ten separate funds. Prior to October   , 2000, the Fund was called the Small Cap
Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek capital appreciation. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's investment objective and policies.

     Mercury Advisors (the "Investment Adviser"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, the Fund may not:

      1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

      2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

      4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding.

      5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

      6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

      7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      8. Make investments for the purpose of exercising control or management.

      9. Participate on a joint or joint and several basis in any trading account in securities.

     10. Make loans, except through repurchase agreements.

     11. Purchase or sell foreign currencies.

Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS

     The Fund may purchase debt securities maturing more than one year from the date of purchase only if they are purchased subject to repurchase agreements. A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" are used in the Prospectus is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such

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obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

     The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities of domestic or foreign issuers, which meet the ratings criteria set forth in the prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS

     As indicated in the prospectus, to the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities and securities indexes and enter into forward contracts. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategies. The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, swap agreements and options to avoid leveraging of the Fund.

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     Options on Securities and on Securities Indexes. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN SECURITIES

     The Fund may invest in American Depositary Receipts ("ADRs"), other securities convertible into securities of issuers based in foreign countries or other foreign securities that can be purchased and sold in U.S. dollars. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets.

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FOREIGN INVESTMENT RISKS

     Foreign Market Risk. The Fund may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or otherwise adversely affect the Fund's operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     EMU. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are now listed, traded, declaring dividends and making other payments only in euros.

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting

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

standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SWAP AGREEMENTS.

     The Fund may enter into interest rate and index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted
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securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

     The Fund may borrow for temporary, emergency or investment purposes in amounts not exceeding 10% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

     The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

LIMITED PARTNERSHIPS

     The Fund can invest in limited partnership interests.

SHORT SALES AGAINST-THE-BOX

     The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                             MANAGEMENT OF THE FUND

     The Trustees oversee the actions of the Fund's Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and
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supervise the daily business operations of the Trust. The Trustees (* denotes
"interested" Trustee as defined in the 1940 Act, due to the relationship with the Investment Adviser) and officers of the Trust are:

     MICHAEL BAXTER* (37) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since 1999); Managing Director of the Investment Adviser (since 1996); Partner of the Investment Adviser (1994 - 1996); Portfolio Manager of the Investment Adviser (since 1990).

     ROBERT L. BURCH III (66) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).

     JOHN A. G. GAVIN (69) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (since 1994); Chairman, Gamma Services Corp. (venture capital) (since 1968); Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S. Ambassador to Mexico (1981 - 1986); Director, Apex Mortgage Capital, Inc., Atlantic Richfield Co., International Wire Corp. and Krause's Furniture.

     JOE GRILLS (65) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") (since 1986); Member of CIEBA's Executive Committee (since
1988) and its Chairman (from 1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute (since 1997); Director, Duke Management Company (since 1992) and Vice Chairman (since 1998); Director, Kimco Realty Corporation (since 1997); Director, LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since 1998); Trustee or Director of 31 registered investment companies (consisting of 47 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NIGEL HURST-BROWN* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since
1999); Managing Director of the Investment Adviser (since 1998); Director of Mercury Asset Management Group Plc. (since 1990).

     MADELEINE A. KLEINER (48) -- Trustee -- 1900 Avenue of the Stars, Suite 1700, Los Angeles, CA 90067. Former Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).

     RICHARD R. WEST (62) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. and Vornado Operating (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 66 registered investment companies (consisting of 70 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NANCY D. CELICK (49) -- President -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Chief Administrative Officer of the Investment Adviser (since 1998); Chief Financial Officer of the Investment Adviser
(1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).

     DONALD C. BURKE (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-9011. Senior Vice President and Treasurer of the Investment Adviser (since 1999); Senior Vice President and Treasurer of Princeton Services (since 1999); Vice President of FAM Distributors, Inc. (since 1999); First Vice President of the Investment Adviser (1990 - 1997).

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     ANNA MARIE S. LOPEZ (32) -- Assistant Treasurer and Assistant
Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Investment Adviser (since 1997); Manager, Price Waterhouse (1991 - 1997).

     TURNER SWAN (38) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Attorney with the Investment Adviser (since 1997); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).

     GRACIE FERMELIA (38) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Investment Adviser (since 2000); Vice President of the Investment Adviser
(1997 - 2000); Senior Manager, Price Waterhouse (1985 - 1994).

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended June 30, 2000 and the aggregate compensation paid to the Trustees for service on the Trust's Board and that of any other fund for which the Investment Adviser serves as investment adviser or which has an investment adviser that is an affiliated person of the Investment Adviser ("Fund Complex") for the year ended December 31, 1999.

                                                                      TOTAL 1999
                                                                     COMPENSATION
                                                                      FROM TRUST
                                                                       AND FUND
                                                      AGGREGATE        COMPLEX
                                                     COMPENSATION        PAID
                  NAME OF TRUSTEE                     FROM TRUST     TO TRUSTEES*
                  ---------------                    ------------    ------------
Michael Baxter.....................................    $   -0-         $    -0-
Robert L. Burch III................................    $               $ 34,000
John A. G. Gavin...................................    $               $ 25,000
Joe Grills.........................................    $               $232,333
Nigel Hurst-Brown..................................    $   -0-         $    -0-
Robert B. Hutchinson**.............................    $               $ 34,000
Madeleine A. Kleiner...............................    $               $ 18,000
Merle T. Welshans**................................    $               $ 34,000
Richard R. West....................................    $               $422,225

---------------
 * Each Trustee also serves as a Trustee of Mercury HW Variable Trust, Fund Asset Management Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by the Investment Adviser or its advisory affiliates.

** Messrs. Hutchinson and Welshans retired on November 12, 1999.

     The Trustees may be eligible for reduced sales charges on purchases of Class I shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

     For information as to ownership of shares, see "General
Information -- Principal Holders."

ADVISORY ARRANGEMENTS

     Investment Advisory Services and Fee. The Trust on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser as investment adviser. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Fund. The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Prior to October   , 2000, the Fund was party to an investment advisory
agreement under which it paid Merrill Lynch Investment Managers, L.P., an affiliate of the Investment Adviser, a fee at the annual rate of 0.75% of its average daily net assets. For the fiscal years ended June 30, 2000, 1999 and
1998, the Fund paid Merrill Lynch Investment Managers, L.P. $            ,
$357,779 and $491,489, respectively.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Payment of Fund Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by FAM Distributors, Inc. (the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser or an affiliate of the Investment Adviser, and the Fund reimburses the Investment Adviser or an affiliate of the Investment Adviser for its costs in connection with such services.

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and Princeton Services, Inc. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually
(a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

ACCOUNTING AND ADMINISTRATIVE SERVICES

     The Trust has entered into a Fund Accounting and Administration Servicing Agreement (the "Fund Accounting Agreement") with the Investment Adviser acting as service provider. The Fund Accounting Agreement obligates the Investment Adviser to provide certain accounting and administrative services to the Trust. The Trust reimburses the Investment Adviser for its costs in connection with such services.

     Transfer Agency Services. The Transfer Agent, a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $16.00 to $20.00 per account (depending on the level of services required) and certain other fees relating to special processing of sub-transfer agency relationships. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

     Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust, the Investment Adviser and the Distributor (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and the Distributor and, as described below, imposes additional more onerous restrictions on fund investment personnel.

     The Code of Ethics requires that all employees of the Investment Adviser and the Distributor pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and the Distributor include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days, before or after, of trading by the Fund in the same or equivalent security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues two classes of shares: Class I and Class A. Each Class I and Class A share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A shares bear the expenses of the ongoing account maintenance fees (also known as service fees). The account maintenance fees that are imposed on Class A shares are imposed directly against the class and not against all assets of the Fund, and, accordingly, such charges do not affect the net asset value of the other class. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance fees are borne exclusively by that class. Class A shares have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance fees are paid. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by selected securities dealers or other financial intermediaries prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of regular trading on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of regular trading on the NYSE on that day, such orders shall be deemed received on the next business day. Selected securities dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to purchase shares at that day's offering price.

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the selected securities dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS I AND CLASS A SHARES

     Investors may elect to purchase Class A shares or, if an eligible investor, Class I shares.

     Investors who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares, because there is an account maintenance fee imposed on Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who owned Investor Class shares or who currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the

Investment Adviser. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the participant has $3 million or more initially invested in affiliate-advised investment companies. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of investment companies advised by the Investment Adviser or its affiliates, including the Fund, and to employees of certain selected securities dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other affiliate-advised funds, those previously purchased Class I shares, together with Class A share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

     The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such selected securities dealers or other financial intermediaries. Since selected securities dealers or other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

     Reinvested Dividends. No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected securities dealer or other financial intermediary.

     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Purchase Privileges of Certain Persons. Trustees of the Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Adviser, Merrill Lynch Investment Managers, L.P., Merrill Lynch Investment Managers International Limited and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), employees of certain selected securities dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class I and Class A shares are also offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

     Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

     Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

     A waived sales charge on a purchase of Class I shares will apply to current beneficial shareholders who were also beneficial shareholders of the Fund as of
the opening of business of the Fund on October   , 2000.

DISTRIBUTION PLAN

     Reference is made to "Account Choices -- Pricing of Shares" in the Prospectus for certain information with respect to the distribution plan for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") with respect to the account maintenance fees paid by the Fund to the Distributor with respect to such class.

     The Distribution Plan of the Class A shares provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) in connection with account maintenance activities with respect to Class A shares. Holders of Class A shares have exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance fees are paid.

     The Fund's Distribution Plan is subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of the Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. The Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding Class A shares of the Fund. The Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the Class A shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, the Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees paid to the Distributor. Payments under the Distribution Plan are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred.

     For the fiscal year ended June 30, 2000, the Fund made no payments to the Distributor under the Rule 12b-1 Plan for the Distributor Class shares (which were redesignated as Class A shares).

                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-236-4479. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

REPURCHASE

     The Fund also will repurchase its shares through a shareholder's listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of regular trading on the NYSE (generally, regular trading on the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of regular trading on the NYSE on the same day.

     Selected securities dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers and other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other selected securities dealers may be higher or lower. Repurchases made through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS I AND CLASS A SHARES

     Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at the net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "Account Choices -- How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Administrator and Distributor, are accrued daily.

     The per share net asset value of Class A shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. It is expected, however, that the per share net asset value of the two classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's net asset value.

     Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class I and Class A shares of the Fund based on the net asset value of the Fund's shares on June 30, 2000 is as follows:

                                                              CLASS I   CLASS A
                                                              -------   -------
Net Assets..................................................  $         $
                                                              -------   -------
Number of Shares Outstanding................................
                                                              -------   -------
Net Asset Value Per Share (net assets divided by number of
  shares outstanding).......................................  $         $
                                                              -------   -------
Sales Charge (for Class I and Class A Shares; 5.25% of
  Offering Price; (     % of net amount invested))*.........
                                                              -------   -------
Offering Price..............................................  $         $
                                                              -------   -------

---------------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable. No Class A shares were outstanding on June 30, 2000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Investment Adviser may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in

U.S. dollars, the Fund intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Fund's portfolio strategies.

     The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

     Shareholders considering transferring their Class I or Class A shares from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the Class I or Class A shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class I or Class A shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class I or Class A shares.

     Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury mutual funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I and Class A shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class I and Class A Shares. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund.

     Exchanges of Class I or Class A shares outstanding ("outstanding Class I or Class A shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis. For purposes of the exchange privilege, Class I and Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

     Exchanges for Shares of a Money Market Fund. Class I and Class A shares are exchangeable for Class A shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of affiliate-advised Funds. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial consultant for further information.

     Prior to October 12, 1998, exchanges from other affiliate-advised Funds into a money market fund were directed to certain affiliate-advised money market funds other than Summit. Shareholders who exchanged affiliate-advised Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her financial consultant, who will advise the relevant Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their selected securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected securities dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Programs) is available in each such Program's client agreement and from the Transfer Agent at 1-800-236-4479.

RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and educational savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected securities dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Shareholders may, at any time, by written notification to their selected securities dealer or other financial intermediary if their account is maintained with a selected securities dealer or other financial intermediary, or by written notification or by telephone (1-800-236-4479) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as of the close of regular trading on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of regular trading on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

                            DIVIDENDS AND TAX STATUS

     The Fund has qualified as a regulated investment company. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, in order not to be subject to federal taxation, the Fund must distribute to its shareholders at least 90% of its investment company taxable income earned in each year.

     The Fund is required to pay an excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability. The Fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     In determining the extent to which the Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends received deduction.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by the Fund constitute a replacement of shares.

     The per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See "Pricing of Shares -- Determination of Net Asset Value."

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class I and Class A shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance charges will be borne exclusively by Class A.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Average annual total returns for the periods ended June 30, 2000 are as follows:

                               ONE      FIVE      TEN       SINCE
                               YEAR     YEARS    YEARS    INCEPTION
                              ------    -----    -----    ---------
Class I.....................  -18.60%   4.81%    8.54%       9.73%     (Since 9/20/85)
                                                                       (Since     /99)
Class A.....................     N/A     N/A      N/A         N/A

     In order to reflect the reduced sales charges in the case of Class I or Class A shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Russell 2000 Index, Standard & Poor's 500 Composite Stock Price Index and other published indexes. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to (i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons), (ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron's, Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share, except that the Class A shares are subject to account maintenance fees payable under the Plan of Distribution. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

     The Trust or the Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the portfolios based upon: (1) relative net assets; (2) as incurred on a specific identification basis; or (3) evenly among the portfolios, depending on the nature of the expenditure.

     Except for (1) changes which do not adversely affect the rights of Trust shareholders; (2) a change in the name of the Trust, or a series or class thereof; (3) authorization of a new series or class; (4) changes to supply any omission or correct any ambiguous or defective provision; or (5) changes required by any federal, state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202 has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661 acts as custodian of the Fund's assets (the "Custodian"). Under its contract with the Trust, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Trust to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

PRINCIPAL HOLDERS

     [to come]

                      STATEMENT OF ADDITIONAL INFORMATION

                      MERCURY HW INTERNATIONAL VALUE FUND
                              OF MERCURY HW FUNDS

      725 South Figueroa Street, Suite 4000, Los Angeles, California 90017
                            Phone No. (800) 236-4479

                            ------------------------

     Mercury HW International Value Fund (the "Fund") is a series of Mercury HW Funds (the "Trust"). The Trust is a diversified, open-end, management investment company which is organized as a Massachusetts business trust. The investment objective of the Fund is to seek to provide current income and long term growth of income, accompanied by growth of capital. The Fund seeks to achieve its investment objective by investing primarily in international stocks. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the prospectus of the Fund, dated October   , 2000 (the
"Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-800-236-4479 or your financial consultant or other financial intermediary, or by writing to the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's financial statements are incorporated by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no charge by calling 1-800-236-4479 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------

                     MERCURY ADVISORS -- INVESTMENT ADVISER
                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

                            ------------------------

    The date of this Statement of Additional Information is October   , 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Trust History...............................................    3
Investment Objective and Policies...........................    3
  Investment Restrictions...................................    3
  Repurchase Agreements.....................................    4
  Bonds.....................................................    4
  U.S. Government Securities................................    4
  Corporate Debt Securities.................................    5
  Convertible Securities....................................    5
  Derivative Instruments....................................    5
  Foreign Securities........................................    6
  Foreign Currency Options and Related Risks................    7
  Forward Foreign Currency Exchange Contracts...............    7
  Foreign Investment Risks..................................    9
  Swap Agreements...........................................   10
  Illiquid Securities.......................................   11
  Borrowing.................................................   12
  When-Issued Securities....................................   12
  Real Estate Investment Trusts.............................   12
  Shares of Other Investment Companies......................   13
  Limited Partnerships......................................   13
  Short Sales Against-the-Box...............................   13
  Corporate Loans...........................................   13
  Temporary Defensive Position..............................   13
Management of the Fund......................................   13
  Management and Advisory Arrangements......................   15
  Accounting and Administrative Services....................   16
  Code of Ethics............................................   17
Purchase of Shares..........................................   17
  Initial Sales Charge Alternatives -- Class I and Class A
    Shares..................................................   18
  Reduced Initial Sales Charges.............................   19
  Deferred Sales Charge Alternatives -- Class B and Class C
    Shares..................................................   21
  Distribution Plans........................................   23
  Limitations on the Payment of Deferred Sales Charges......   24
Redemption of Shares........................................   25
  Redemption................................................   25
  Repurchase................................................   26
  Reinstatement Privilege -- Class I and Class A Shares.....   26
Pricing of Shares...........................................   27
  Determination of Net Asset Value..........................   27
  Computation of Offering Price Per Share...................   28
Portfolio Transactions and Brokerage........................   29
  Transactions in Portfolio Securities......................   29
Shareholder Services........................................   30
  Investment Account........................................   30
  Exchange Privilege........................................   31
  Fee-Based Programs........................................   33
  Retirement Plans..........................................   33
  Automatic Investment Plans................................   33
  Automatic Dividend Reinvestment Plan......................   33
  Systematic Withdrawal Plans...............................   34
Dividends and Tax Status....................................   34
Performance Data............................................   36
General Information.........................................   37
  Description of Shares.....................................   37
  Issuance of Fund Shares for Securities....................   38
  Redemption in Kind........................................   38
  Independent Auditors......................................   38
  Custodian.................................................   38
  Transfer Agent............................................   38
  Legal Counsel.............................................   39
  Reports to Shareholders...................................   39
  Shareholder Inquiries.....................................   39
  Additional Information....................................   39
  Principal Holders.........................................   39

                                 TRUST HISTORY

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. Before October 7, 1994, the Trust was called "Olympic Trust," and before
October   , 2000, the Trust was called "Hotchkis and Wiley Funds." The Trust is a diversified, open-end, management investment company currently consisting of
ten separate funds. Prior to October   , 2000, the Fund was called the
International Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to maximize long-term total return. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's investment objective and policies.

     Mercury Advisors (the "Investment Adviser"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, the Fund may not:

      1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

      2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

      4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding.

      5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

      6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

      7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      8. Make investments for the purpose of exercising control or management.

      9. Participate on a joint or joint and several basis in any trading account in securities.

     10. Make loans, except through repurchase agreements.

Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS

     A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" as used in the Prospectus is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party

(typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

     The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities of domestic or foreign issuers, which meet the ratings criteria set forth in the prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS

     As indicated in the prospectus, to the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities, securities indexes and foreign currencies and enter into forward contracts. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, swap agreements and options to avoid leveraging of the Fund.

     Options on Securities and on Securities Indexes. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN SECURITIES

     The Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets.

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FOREIGN CURRENCY OPTIONS AND RELATED RISKS

     The Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     Risks of Options Trading. The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

     Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.

     The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund maintains in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN INVESTMENT RISKS

     Foreign Market Risk. Because the Fund may invest in foreign securities, the Fund offers you more diversification than an investment only in the United States since prices of securities traded on foreign markets have often, though not always, moved counter to prices in the United States. Foreign security investment, however, involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are now listed, traded, declaring dividends and making other payments only in euros.

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

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

     Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds the foreign securities in which it invests outside the United States in foreign banks and securities depositories. These foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

     Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SWAP AGREEMENTS.

     The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organizations ("NRSRO") or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

     The Fund may borrow for temporary, emergency or investment purposes in amounts not exceeding 10% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

     The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

LIMITED PARTNERSHIPS

     The Fund can invest in limited partnership interests.

SHORT SALES AGAINST-THE-BOX

     The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                             MANAGEMENT OF THE FUND

     The Trustees oversee the actions of the Fund's Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees (* denotes "interested" Trustee as defined in the 1940 Act, due to the relationship with the Investment Adviser) and officers of the Trust are:

     MICHAEL BAXTER* (37) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since 1999); Managing Director of the Investment Adviser (since 1996); Partner of the Investment Adviser (1994 - 1996); Portfolio Manager of the Investment Adviser (since 1990).

     ROBERT L. BURCH III (66) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).

     JOHN A. G. GAVIN (69) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (since

1994); Chairman, Gamma Services Corp. (venture capital) (since 1968); Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S. Ambassador to Mexico (1981 - 1986); Director, Apex Mortgage Capital, Inc., Atlantic Richfield Co., International Wire Corp. and Krause's Furniture.

     JOE GRILLS (65) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") (since 1986); Member of CIEBA's Executive Committee (since
1988) and its Chairman (from 1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute (since 1997); Director, Duke Management Company (since 1992) and Vice Chairman (since 1998); Director, Kimco Realty Corporation (since 1997); Director, LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since 1998); Trustee or Director of 31 registered investment companies (consisting of 47 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NIGEL HURST-BROWN* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since
1999); Managing Director of the Investment Adviser (since 1998); Director of Mercury Asset Management Group Plc. (since 1990).

     MADELEINE A. KLEINER (49) -- Trustee -- 1900 Avenue of the Stars, Suite 1700, Los Angeles, CA 90067. Former Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).

     RICHARD R. WEST (62) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. and Vornado Operating (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 66 registered investment companies (consisting of 71 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NANCY D. CELICK (49) -- President and Principal Executive Officer -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Chief Administrative Officer of the Investment Adviser (since 1998); Chief Financial Officer of the Investment Adviser (1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).

     DONALD C. BURKE (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-9011. Senior Vice President and Treasurer of the Investment Adviser (since 1999); Senior Vice President and Treasurer of Princeton Services, Inc. (since 1999); Vice President of FAM Distributors, Inc. (since 1999); First Vice President of the Investment Adviser (1990 - 1997).

     ANNA MARIE S. LOPEZ (32) -- Assistant Treasurer and Assistant
Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Investment Adviser (since 1997); Manager, Price Waterhouse (1991 - 1997).

     TURNER SWAN (38) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Attorney with the Investment Adviser (since 1997); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).

     GRACIE FERMELIA (38) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Investment Adviser (since 2000); Vice President of the Investment Adviser (1994-2000); Senior Manager, Price Waterhouse (1985 - 1994).

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended June 30, 2000 and the aggregate compensation paid to the Trustees for service on the

Trust's Board and that of any other fund for which the Investment Adviser serves as investment adviser or which has an investment adviser that is an affiliated person of the Investment Adviser ("Fund Complex") for the year ended December 31, 1999.

                                                                      TOTAL 1999
                                                                     COMPENSATION
                                                                      FROM TRUST
                                                                       AND FUND
                                                      AGGREGATE        COMPLEX
                                                     COMPENSATION        PAID
                  NAME OF TRUSTEE                     FROM TRUST     TO TRUSTEES*
                  ---------------                    ------------    ------------
Michael Baxter.....................................    $   -0-         $    -0-
Robert L. Burch III................................    $               $ 34,000
John A. G. Gavin...................................    $               $ 25,000
Joe Grills.........................................    $               $232,333
Nigel Hurst-Brown..................................    $   -0-         $    -0-
Robert B. Hutchinson**.............................    $               $ 34,000
Madeleine A. Kleiner...............................    $               $ 18,000
Merle T. Welshans**................................    $               $ 34,000
Richard R. West....................................    $               $422,225

---------------
 * Each Trustee also serves as a Trustee of Mercury HW Variable Trust, Fund Asset Management Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by the Investment Adviser and its advisory affiliates.

** Messrs. Hutchinson and Welshans retired on November 12, 1999.

     The Trustees may be eligible for reduced sales charges on purchases of Class I shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

     For information as to ownership of shares, see "General
Information -- Principal Holders."

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Investment Advisory Services and Fee. The Trust on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser as investment adviser. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Fund. The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Prior to October      , 2000, the Fund was party to an investment advisory
agreement under which it paid Merrill Lynch Investment Managers, L.P., an affiliate of the Investment Adviser a fee at the annual rate of 0.75% of its average daily net assets. For the fiscal years ended June 30, 2000, 1999 and
1998, the Fund paid Merrill Lynch Investment Managers, L.P. $            ,
$10,084,942 and $8,732,479, respectively.

     Subadvisers. The Investment Adviser has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Fund at rates of compensation as may be agreed by the parties. There is no increase in the aggregate fees paid by the Fund for such services. For the fiscal years ended June 30, 2000, 1999 and 1998, the Fund paid no advisory fees and Merrill Lynch Investment Managers, L.P. reimbursed the Fund in
the amounts of $       , $16,239 and $67,175 respectively.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Payment of Fund Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by FAM Distributors, Inc. (the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser or an affiliate of the Investment Adviser, and the Fund reimburses the Investment Adviser or an affiliate of the Investment Adviser for its costs in connection with such services.

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated (" Merrill Lynch"), and Princeton Services, Inc. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually
(a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

ACCOUNTING AND ADMINISTRATIVE SERVICES

     The Trust has entered into a Fund Accounting and Administration Servicing Agreement (the "Fund Accounting Agreement") with the Investment Adviser acting as service provider. The Fund Accounting Agreement obligates the Investment Adviser to provide certain accounting and administrative services to the Trust. The Trust reimburses the Investment Adviser for its costs in connection with such services.

     Transfer Agency Services. The Transfer Agent, a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $16.00 to $20.00 per account (depending on the level of services required) and certain other fees relating to special processing of sub-transfer agency relationships. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

     Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust, the Investment Adviser and the Distributor (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and the Distributor and, as described below, imposes additional more onerous restrictions on fund investment personnel.

     The Code of Ethics requires that all employees of the Investment Adviser and the Distributor pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and the Distributor include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days, before or after, of trading by the Fund in the same or equivalent security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class A shares, are imposed directly against those classes and not against all assets of the Fund, and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs in relation to a particular class are borne exclusively by that class. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Distribution Plan for Class A shares). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class I and Class A shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by selected securities dealers or other financial intermediaries prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of regular trading on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of regular trading on the NYSE on that day, such orders shall be deemed received on the next business day. Selected securities dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to purchase shares at that day's offering price.

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the selected securities dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS I AND CLASS A SHARES

     Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares.

     Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares, because there is an account maintenance fee imposed on Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who owned Investor Class shares or who currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the participant has $3 million or more initially invested in affiliate-advised investment companies. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of investment companies advised by the Investment Adviser or its affiliates, including the Fund, and to employees of certain selected securities dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other affiliate-advised funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

     The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such selected securities dealers or other financial intermediaries. Since selected securities dealers or other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

     Reinvested Dividends. No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected securities dealer or other financial intermediary.

     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Purchase Privileges of Certain Persons. Trustees of the Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Adviser, Merrill Lynch Investment Managers, L.P., Merrill Lynch Investment Managers International, Limited and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected securities dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class I and Class A shares are also offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

     Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

     Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

     A waived sales charge on a purchase of Class I shares will apply to current beneficial shareholders who were also beneficial shareholders of the Fund as of
the opening of business of the Fund on October   , 2000.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

     Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

     Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC:

                                            CDSC AS A PERCENTAGE
                                              OF DOLLAR AMOUNT
     YEAR SINCE PURCHASE PAYMENT MADE        SUBJECT TO CHARGE
     --------------------------------       --------------------
0-1.......................................          4.0%
1-2.......................................          4.0%
2-3.......................................          3.0%
3-4.......................................          3.0%
4-5.......................................          2.0%
5-6.......................................          1.0%
6 and thereafter..........................          None

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

     As discussed in the Prospectus under "Account Choices -- Pricing of
Shares -- Class B and C Shares -- Deferred Sales Charge Options," while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an individual retirement account ("IRA") or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

     The charge may also be reduced or waived in other instances, such as: (a) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (b) redemptions in connection with participation in certain fee-based programs of the Investment Adviser or its affiliates; (c) redemptions in connection with participation in certain fee-based programs of selected securities dealers and other financial intermediaries that have agreements with the Investment Adviser or Distributor; or (d) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established. See "Shareholder Services -- Fee-Based Programs" and
"-- Systematic Withdrawal Plan."

     Conversion of Class B Shares to Class A Shares. After approximately eight years (the "Conversion Period"), Class B shares of the Fund will be converted automatically into Class A shares of the Fund. Class A shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets of the Fund but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

     The Conversion Period may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plans. See "Shareholder Services -- Systematic Withdrawal Plan."

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the "NASD") asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

     Reference is made to "Account Choices -- Pricing of Shares" in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plans for each of the Class A, Class B and Class C shares provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) in connection with account maintenance activities with respect to Class A, Class B and Class C shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan).

     The Distribution Plans for each of the Class B and Class C shares provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to securities dealers and other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distributor to compensate securities dealers and other financial intermediaries in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class I and Class A shares of the Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of each Distribution Plan to the Fund and the related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of its Distribution Plans and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from each Distribution Plan may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information will be presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

     For the fiscal year ended June 30, 2000, the Fund made payments of
$          to the Distributor under the Rule 12b-1 Plan for the Distributor
Class shares (which were redesignated as Class A shares).

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-236-4479. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

REPURCHASE

     The Fund also will repurchase its shares through a shareholder's listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of regular trading on the NYSE (generally, regular trading on the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of regular trading on the NYSE on the same day.

     Selected securities dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers and other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other selected securities dealers may be higher or lower. Repurchases made through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS I AND CLASS A SHARES

     Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at the net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "Account Choices -- How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Distributor, are accrued daily.

     The principal assets of the Fund will normally be its interest in the underlying Portfolio, which will be valued at its net asset value. Net asset value of the Portfolio is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the investment advisory fees, are accrued daily.

     The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. Moreover, the per share net asset value of the Class B and Class C shares of the Fund generally will be lower than the per share net asset value of Class A shares of the Fund, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's net asset value.

     Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's (including the Fund's) interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of the Fund based on the net asset value of the Fund's shares on June 30, 2000 is as follows:

                                                            CLASS I   CLASS A   CLASS B   CLASS C
                                                            -------   -------   -------   -------
Net Assets................................................  $         $         $         $
                                                            -------   -------   -------   -------
Number of Shares Outstanding..............................
                                                            -------   -------   -------   -------
Net Asset Value Per Share (net assets divided by number of
  shares outstanding).....................................  $         $         $         $
                                                            -------   -------   -------   -------
Sales Charge (for Class I and Class A Shares; 5.25% of
  Offering Price; (     % of net amount invested))*.......                           **        **
                                                            -------   -------   -------   -------
Offering Price............................................  $         $         $         $
                                                            -------   -------   -------   -------

---------------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" herein. No Class B and Class C shares were outstanding on June 30, 2000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Investment Adviser may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Fund's portfolio strategies.

     The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

     Shareholders considering transferring their Class I or Class A shares from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the Class I or Class A shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class I or Class A shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class I or Class A shares.

     Shareholders interested in transferring their Class B or Class C shares from a selected securities dealer or other financial intermediary and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

     Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury mutual funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I, Class A, Class B and Class C shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class I and Class A Shares. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund.

     Exchanges of Class I or Class A shares outstanding ("outstanding Class I or Class A shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis. For purposes of the exchange privilege, Class I and Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

     Exchanges of Class B and Class C Shares. In addition, the funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for

Class B or Class C shares, respectively, of another Mercury mutual fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange was made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund ("new Mercury Fund") after having held the Fund's Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of new Mercury Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two-and-a-half-year holding period of the Fund's Class B shares to the four-year holding period for the new Mercury Fund Class B shares, the investor will be deemed to have held the new Mercury Fund Class B shares for more than six years.

     Exchanges for Shares of a Money Market Fund. Class I and Class A shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of affiliate-advised Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of affiliate-advised Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.50% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial consultant for further information.

     Prior to October 12, 1998, exchanges from other affiliate-advised Funds into a money market fund were directed to certain affiliate-advised money market funds other than Summit. Shareholders who exchanged affiliate-advised Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her financial consultant, who will advise the relevant Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their selected securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected securities dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Programs) is available in each such Program's client agreement and from the Transfer Agent at 1-800-236-4479.

RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and educational savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected securities dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Shareholders may, at any time, by written notification to their selected securities dealer or other financial intermediary if their account is maintained with a selected securities dealer or other financial intermediary, or by written notification or by telephone (1-800-236-4479) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as of the close of regular trading on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of regular trading on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

                            DIVIDENDS AND TAX STATUS

     The Fund has qualified as a regulated investment company. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order not to be subject to federal taxation, the Fund must distribute to its shareholders at least 90% of its investment company taxable income earned in each year.

     The Fund is required to pay an excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability. The Fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     In determining the extent to which the Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends received deduction.

     Special rules apply to the treatment of certain forward foreign currency exchange contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund must be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Except to the extent that such gains or losses are treated as "Section 988" gains or losses, as described below, sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains, referred to as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any ordinary dividend distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by the Fund constitute a replacement of shares.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See "Pricing of Shares -- Determination of Net Asset Value."

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class I and Class A shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and the distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Average annual total returns for the periods ended June 30, 2000 are as follows:

                                         ONE     FIVE       SINCE
                                        YEAR     YEARS    INCEPTION
                                        -----    -----    ---------
Class I...............................  15.10%   13.38%     13.31%     (Since 10/1/90)
Class A...............................  15.36%     N/A      16.26%     (Since 6/2/99)

     In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, Standard & Poor's 500 Composite Stock Price Index and other published indexes. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to (i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons),
(ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron's,

Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share, except that the Class A, B and C shares are subject to distribution fees payable under the Plan of Distribution. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

     The Trust or any Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the portfolios based upon: (1) relative net assets; (2) as incurred on a specific identification basis; or (3) evenly among the portfolios, depending on the nature of the expenditure.

     Except for (1) changes which do not adversely affect the rights of Trust shareholders; (2) a change in the name of the Trust, or a series or class thereof; (3) authorization of a new series or class; (4) changes to supply any omission or correct any ambiguous or defective provision; or (5) changes required by any federal, state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of the Portfolio's assets and the Fund's assets (the "Custodian"). Under its contract with the Trust and the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Trust and the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Trust's and the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's and the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

PRINCIPAL HOLDERS

     [TO COME]

                      STATEMENT OF ADDITIONAL INFORMATION

                          MERCURY HW GLOBAL VALUE FUND
                              OF MERCURY HW FUNDS

725 South Figueroa Street, Suite 4000, Los Angeles, California 90017 - Phone No.
                                 (800) 236-4479

                            ------------------------

     Mercury HW Global Value Fund (the "Fund") is a fund of the Mercury HW Funds (the "Trust"). The Trust is a diversified, open-end, management investment company which is organized as a Massachusetts business trust. The investment objective of the Fund is to seek to provide current income and long-term growth of income, accompanied by growth of capital. The Fund seeks to achieve its investment objective by investing primarily in U.S. and international stocks. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     The Fund offers a single class (Class I) of shares. Only certain investors are eligible to purchase Class I shares. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the prospectus of the Fund, dated October   , 2000 (the
"Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-800-236-4479 or your financial consultant or other financial intermediary, or by writing to the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's financial statements are incorporated by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no charge by calling 1-800-236-4479 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------

                     MERCURY ADVISORS -- INVESTMENT ADVISER
                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

                            ------------------------

    The date of this Statement of Additional Information is October   , 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Trust History...............................................     3
Investment Objective and Policies...........................     3
  Investment Restrictions...................................     3
  Repurchase Agreements.....................................     4
  Bonds.....................................................     4
  U.S. Government Securities................................     4
  Corporate Debt Securities.................................     5
  Convertible Securities....................................     5
  Derivative Instruments....................................     5
  Foreign Securities........................................     6
  Foreign Currency Options and Related Risks................     7
  Forward Foreign Currency Exchange Contracts...............     7
  Foreign Investment Risks..................................     9
  Swap Agreements...........................................    10
  Illiquid Securities.......................................    11
  Borrowing.................................................    12
  When-Issued Securities....................................    12
  Real Estate Investment Trusts.............................    12
  Shares of Other Investment Companies......................    13
  Limited Partnerships......................................    13
  Short Sales Against-the-Box...............................    13
  Corporate Loans...........................................    13
  Temporary Defensive Position..............................    13
Management of the Fund......................................    13
  Advisory Arrangements.....................................    15
  Accounting and Administrative Services....................    16
  Code of Ethics............................................    17
Purchase of Shares..........................................    17
  Class I Shares............................................    18
  Reduced Initial Sales Charges.............................    19
Redemption of Shares........................................    20
  Redemption................................................    21
  Repurchase................................................    21
  Reinstatement Privilege -- Class I Shares.................    22
Pricing of Shares...........................................    22
  Determination of Net Asset Value..........................    22
  Computation of Offering Price Per Share...................    23
Portfolio Transactions and Brokerage........................    24
  Transactions in Portfolio Securities......................    24
Shareholder Services........................................    25
  Investment Account........................................    25
  Exchange Privilege........................................    26
  Fee-Based Programs........................................    27
  Retirement Plans..........................................    27
  Automatic Investment Plans................................    27
  Automatic Dividend Reinvestment Plan......................    27
  Systematic Withdrawal Plans...............................    28
Dividends and Tax Status....................................    28
Performance Data............................................    29
General Information.........................................    30
  Description of Shares.....................................    30
  Issuance of Fund Shares for Securities....................    31
  Redemption in Kind........................................    32
  Independent Auditors......................................    32
  Custodian.................................................    32
  Transfer Agent............................................    32
  Legal Counsel.............................................    32
  Reports to Shareholders...................................    32
  Shareholder Inquiries.....................................    32
  Additional Information....................................    32
  Principal Holders.........................................    33

                                 TRUST HISTORY

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. Before October 7, 1994, the Trust was called "Olympic Trust," and before
October   , 2000, the Trust was called "Hotchkis and Wiley Funds." The Trust is a diversified, open-end, management investment company currently consisting of
ten separate funds. Prior to October   , 2000, the Fund was called the Global
Equity Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide current income and long-term growth of income, accompanied by growth of capital. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's investment objective and policies.

     Mercury Advisors (the "Investment Adviser"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, the Fund may not:

      1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

      2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

      4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding.

      5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

      6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

      7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      8. Make investments for the purpose of exercising control or management.

      9. Participate on a joint or joint and several basis in any trading account in securities.

     10. Make loans, except through repurchase agreements.

Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS

     A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" as used in the Prospectus is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

     The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities of domestic or foreign issuers, which meet the ratings criteria set forth in the prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS

     As indicated in the prospectus, to the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities, securities indexes and foreign currencies and enter into forward contracts. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, swap agreements and options to avoid leveraging of the Fund.

     Options on Securities and on Securities Indexes. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN SECURITIES

     The Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in

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registered form, denominated in U.S. dollars, and are designed for use in the
U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

     The Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     Risks of Options Trading. The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

     Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.

     The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund maintains in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN INVESTMENT RISKS

     Foreign Market Risk. Because the Fund may invest in foreign securities, the Fund offers you more diversification than an investment only in the United States since prices of securities traded on foreign markets have often, though not always, moved counter to prices in the United States. Foreign security investment, however, involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are now listed, traded, declaring dividends and making other payments only in euros.

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

     Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds the foreign securities in which it invests outside the United States in foreign banks and securities depositories. These foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

     Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SWAP AGREEMENTS

     The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested
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

directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO") or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

     The Fund may borrow for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

     The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

LIMITED PARTNERSHIPS

     The Fund can invest in limited partnership interests.

SHORT SALES AGAINST-THE-BOX

     The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                             MANAGEMENT OF THE FUND

     The Trustees oversee the actions of the Fund's Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees (* denotes "interested" Trustee as defined in the 1940 Act, due to the relationship with the Investment Adviser) and officers of the Trust are:

     MICHAEL BAXTER* (37) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since 1999); Managing Director of the Investment Adviser (since 1996); Partner of the Investment Adviser (1994 - 1996); Portfolio Manager of the Investment Adviser (since 1990).

     ROBERT L. BURCH III (66) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).

     JOHN A. G. GAVIN (69) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (since 1994); Chairman, Gamma Services Corp. (venture capital) (since 1968); Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S. Ambassador to Mexico (1981 - 1986); Director, Apex Mortgage Capital, Inc., Atlantic Richfield Co., International Wire Corp. and Krause's Furniture.

     JOE GRILLS (65) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") (since 1986); Member of CIEBA's Executive Committee (since
1988) and its Chairman (from 1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute (since 1997); Director, Duke Management Company (since 1992) and Vice Chairman (since 1998); Director, Kimco Realty Corporation (since 1997); Director, LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since 1998); Trustee or Director of 31 registered investment companies (consisting of 47 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NIGEL HURST-BROWN* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since
1999); Managing Director of the Investment Adviser (since 1998); Director of Mercury Asset Management Group Plc. (since 1990).

     MADELEINE A. KLEINER (49) -- Trustee -- 1900 Avenue of the Stars, Suite 1700, Los Angeles, CA 90067. Former Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).

     RICHARD R. WEST (62) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. and Vornado Operating (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 66 registered investment companies (consisting of 71 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NANCY D. CELICK (49) -- President -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Chief Administrative Officer of the Investment Adviser (since 1998); Chief Financial Officer of the Investment Adviser
(1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).

     DONALD C. BURKE (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-9011. Senior Vice President and Treasurer of the Investment Adviser (since 1999); Senior Vice President and Treasurer of Princeton Services, Inc. (since 1999); Vice President of FAM Distributors, Inc. (since 1999); First Vice President of the Investment and Adviser (1990 - 1997).

     ANNA MARIE S. LOPEZ (32) -- Assistant Treasurer and Assistant
Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Investment Adviser (since 1997); Manager, Price Waterhouse (1991 - 1997).

     TURNER SWAN (38) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Attorney with the Investment Adviser (since 1997); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).

     GRACIE FERMELIA (38) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Investment Adviser (since 2000); Vice President of the Investment Adviser
(1994 - 2000); Senior Manager, Price Waterhouse (1985 - 1994).

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended June 30, 2000 and the aggregate compensation paid to the Trustees for service on the Trust's Board and that of any other fund for which the Investment Adviser serves as investment adviser or which has an investment adviser that is an affiliated person of the Investment Adviser ("Fund Complex") for the year ended December 31, 1999.

                                                                      TOTAL 1999
                                                                     COMPENSATION
                                                                      FROM TRUST
                                                                       AND FUND
                                                      AGGREGATE        COMPLEX
                                                     COMPENSATION        PAID
                  NAME OF TRUSTEE                     FROM TRUST     TO TRUSTEES*
                  ---------------                    ------------    ------------
Michael Baxter.....................................    $   -0-         $    -0-
Robert L. Burch III................................    $               $ 34,000
John A. G. Gavin...................................    $               $ 25,000
Joe Grills.........................................    $               $232,333
Nigel Hurst-Brown..................................    $   -0-         $    -0-
Robert B. Hutchinson**.............................    $               $ 34,000
Madeleine A. Kleiner...............................    $               $ 18,000
Merle T. Welshans**................................    $               $ 34,000
Richard R. West....................................    $               $422,225

---------------
 * Each Trustee also serves as a Trustee of Mercury HW Variable Trust, Fund Asset Management Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by Merrill Lynch Investment Managers, L.P. and its advisory affiliates.

** Messrs. Hutchinson and Welshans retired on November 12, 1999.

     The Trustees may be eligible for reduced sales charges on purchases of Class I shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

     For information as to ownership of shares, see "General
Information -- Principal Holders."

ADVISORY ARRANGEMENTS

     Investment Advisory Services and Fee. The Trust on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser as investment adviser. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Fund. The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Prior to October      , 2000, the Fund was party to an investment advisory
agreement under which it paid Merrill Lynch Investment Managers, L.P., an affiliate of the Investment Adviser, a fee at the annual rate of 0.75% of its average daily net assets. For the fiscal years ended June 30, 2000, 1999 and 1998, as a result of its agreement to limit Fund expenses, Merrill Lynch Investment Managers, L.P. waived a portion of its fee in the amounts of
$            , $68,393 and $111,644 respectively.

     Subadvisers. The Investment Adviser has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Fund at rates of compensation as may be agreed by the parties. There is no increase in the aggregate fees paid by the Fund for such services. For the fiscal years ended June 30, 2000, 1999 and 1998, the Fund paid no advisory fees and Merrill Lynch Investment Managers, L.P. reimbursed the Fund in
the amounts of $            , $16,239 and $67,175 respectively.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Payment of Fund Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Investment Adviser. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by FAM Distributors, Inc. (the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and Princeton Services, Inc. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually
(a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

ACCOUNTING AND ADMINISTRATIVE SERVICES

     The Trust has entered into a Fund Accounting and Administration Servicing Agreement (the "Fund Accounting Agreement") with the Investment Adviser acting as service provider. The Fund Accounting Agreement obligates the Investment Adviser to provide certain accounting and administrative services to the Trust. The Trust reimburses the Investment Adviser for its costs in connection with such services.

     Transfer Agency Services. The Transfer Agent, a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $16.00 to $20.00 per account (depending on the level of services required) and certain other fees relating to special processing of sub-transfer agency relationships. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

     Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust, the Investment Adviser and the Distributor (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and the Distributor and, as described below, imposes additional more onerous restrictions on fund investment personnel.

     The Code of Ethics requires that all employees of the Investment Adviser and the Distributor pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and the Distributor include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days, before or after, of trading by the Fund in the same or equivalent security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues a single class (Class I) of shares. Each share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights.

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the shares. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by selected securities dealers or other financial intermediaries prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of regular trading on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of regular trading on the NYSE on that day, such orders shall be deemed received on the next business day. Selected securities dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to purchase shares at that day's offering price.

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the selected securities dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

CLASS I SHARES

     Class I shares will be subject to an initial sales charge, unless you qualify for a reduction or waiver of the sales charge. See "Reduced Initial Sales Charges."

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who owned Investor Class shares or who currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the participant has $3 million or more initially invested in Affiliate-Advised investment companies. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of investment companies advised by the Investment Adviser or its affiliates, including the Fund, and to employees of certain selected securities dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other affiliate-advised funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings of other Mercury mutual funds, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases.

     The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such selected securities dealers or other financial intermediaries. Since selected securities dealers or other financial intermediaries selling Class I shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

     Reinvested Dividends. No initial sales charges are imposed upon Class I shares issued as a result of the automatic reinvestment of dividends.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected securities dealer or other financial intermediary.

     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Purchase Privileges of Certain Persons. Trustees of the Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Adviser, Merrill Lynch Investment Managers, L.P., Merrill Lynch Investment Managers International Limited and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected securities dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class I shares are also offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

     Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

     A waived sales charge on a purchase of Class I shares will apply to current beneficial shareholders who were also beneficial shareholders of the Fund as of
the opening of business of the Fund on October   , 2000.

                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any deferred sales charge that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-236-4479. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

REPURCHASE

     The Fund also will repurchase its shares through a shareholder's listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of regular trading on the NYSE (generally, regular trading on the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of regular trading on the NYSE on the same day.

     Selected securities dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable deferred sales charge). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers and other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other selected securities dealers may be higher or lower. Repurchases made through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS I SHARES

     Shareholders of the Fund who have redeemed their Class I shares have a privilege to reinstate their accounts by purchasing Class I shares of the Fund at the net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "Account Choices -- How Shares are Priced" in the Prospectus.

     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's net asset value.

     Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for shares of the Fund based on the net asset value of the Fund's shares on June 30, 2000 is as follows:

                                                              CLASS I
                                                              -------
Net Assets..................................................  $
                                                              -------
Number of Shares Outstanding................................
                                                              -------
Net Asset Value Per Share (net assets divided by number of
  shares outstanding).......................................  $
                                                              -------
Sales Charge (for Class I Shares; 5.25% of Offering Price;
  (     % of net amount invested))*.........................
                                                              -------
Offering Price..............................................  $
                                                              -------

---------------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable. No sales charges were imposed as of June 30, 2000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Investment Adviser may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Fund's portfolio strategies.

     The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

     Shareholders considering transferring their Class I shares from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the Class I shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those shares.

     Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury mutual funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class I Shares. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange.

     Exchanges of Class I shares outstanding ("outstanding Class I shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I shares in the initial purchase and any subsequent exchange. Class I shares issued pursuant to dividend reinvestment are sold on a no-load basis. For purposes of the exchange privilege, Class I shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I shares on which the dividend was paid. Based on this formula, Class I shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

     Exchanges for Shares of a Money Market Fund. Class I shares are exchangeable for Class A shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of Affiliate-Advised Funds. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial consultant for further information.

     Prior to October 12, 1998, exchanges from other affiliate-advised Funds into a money market fund were directed to certain affiliate-advised money market funds other than Summit. Shareholders who exchanged affiliate-advised Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her financial consultant, who will advise the relevant Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their selected securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in certain Programs may result in the redemption of shares held therein. [In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares.] These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Additional information regarding certain specific Programs offered through particular selected securities dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Programs) is available in each such Program's client agreement and from the Transfer Agent at 1-800-236-4479.

RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and educational savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected securities dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Shareholders may, at any time, by written notification to their selected securities dealer or other financial intermediary if their account is maintained with a selected securities dealer or other financial intermediary, or by written notification or by telephone (1-800-236-4479) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount to be redeemed. Redemptions will be made at net asset value as of the close of regular trading on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of regular trading on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

                            DIVIDENDS AND TAX STATUS

     The Fund has qualified as a regulated investment company. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order not to be subject to federal taxation, the Fund must distribute to its shareholders at least 90% of its investment company taxable income earned in each year.

     The Fund is required to pay an excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability. The Fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     In determining the extent to which the Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends received deduction.

     Special rules apply to the treatment of certain forward foreign currency exchange contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund must be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Except to the extent that such gains or losses are treated as "Section 988" gains or losses, as described below, sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains, referred to as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any ordinary dividend distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by the Fund constitute a replacement of shares.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Average annual total returns for the periods ended June 30, 2000 are as follows:

                                                  ONE       SINCE
                                                 YEAR     INCEPTION
                                                 -----    ---------
Class I........................................  -1.37%      6.75%     (Since 1/2/97)

     In order to reflect the reduced sales charges applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Morgan Stanley Capital International World Index, Standard & Poor's 500 Composite Stock Price Index and other published indexes. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to
(i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons), (ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron's, Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

     The Trust or the Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the portfolios based upon: (1) relative net assets; (2) as incurred on a specific identification basis; or (3) evenly among the portfolios, depending on the nature of the expenditure.

     Except for (1) changes which do not adversely affect the rights of Trust shareholders; (2) a change in the name of the Trust, or a series or class thereof; (3) authorization of a new series or class; (4) changes to supply any omission or correct any ambiguous or defective provision; or (5) changes required by any federal, state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of the Fund's assets (the "Custodian"). Under its contract with the Trust, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Trust to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

PRINCIPAL HOLDERS

     [to come]

                      STATEMENT OF ADDITIONAL INFORMATION

                            MERCURY HW BALANCED FUND
                              OF MERCURY HW FUNDS

725 South Figueroa Street, Suite 4000, Los Angeles, California 90017 - Phone No.
                                 (800) 236-4479

                            ------------------------

     Mercury HW Balanced Fund (the "Fund") is a fund of Mercury HW Funds (the "Trust"). The Trust is a diversified open-end management investment company which is organized as a Massachusetts business trust. The investment objective of the Fund is to seek to preserve capital while producing a high total return. The Fund seeks to achieve its investment objective by investing primarily in stocks of U.S. companies and investment grade bonds. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     The Fund offers two classes of shares, each with a different combination of sales charges, ongoing fees and other features. Only certain investors are eligible to buy Class I shares. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the prospectus of the Fund, dated October   , 2000 (the
"Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-800-236-4479 or your financial consultant or other financial intermediary or by writing to the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's financial statements are incorporated by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no charge by calling 1-800-236-4479 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------

                     MERCURY ADVISORS -- INVESTMENT ADVISER
                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

                            ------------------------

    The date of this Statement of Additional Information is October   , 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Trust History...............................................    3
Investment Objective and Policies...........................    3
  Investment Restrictions...................................    3
  Repurchase Agreements.....................................    4
  Bonds.....................................................    4
  U.S. Government Securities................................    4
  Municipal Obligations.....................................    5
  Corporate Debt Securities.................................    6
  Convertible Securities....................................    6
  Mortgage-Related Securities...............................    7
  Asset-Backed Securities...................................   10
  Risk Factors Relating to Investing in Mortgage-Related and
    Asset-Backed Securities.................................   10
  Duration..................................................   11
  Derivative Instruments....................................   11
  Foreign Securities........................................   12
  Foreign Investment Risks..................................   13
  Swap Agreements...........................................   14
  Risk Factors Relating to Investing in High Yield
    Securities..............................................   14
  Illiquid Securities.......................................   15
  Reverse Repurchase Agreements.............................   16
  Dollar Rolls..............................................   16
  Borrowing.................................................   16
  When-Issued Securities....................................   16
  Real Estate Investment Trusts.............................   16
  Shares of Other Investment Companies......................   17
  Limited Partnerships......................................   17
  Short Sales Against-the-Box...............................   17
  Corporate Loans...........................................   17
  Temporary Defensive Position..............................   17
Management of the Fund......................................   17
  Advisory Arrangements.....................................   19
  Accounting and Administrative Sources.....................   20
  Code of Ethics............................................   21
Purchase of Shares..........................................   21
  Class I and Class A Shares................................   22
  Reduced Initial Sales Charges.............................   23
  Distribution Plan.........................................   24
Redemption of Shares........................................   25
  Redemption................................................   25
  Repurchase................................................   26
  Reinstatement Privilege -- Class I and Class A Shares.....   27
Pricing of Shares...........................................   27
  Determination of Net Asset Value..........................   27
  Computation of Offering Price Per Share...................   28
Portfolio Transactions and Brokerage........................   29
  Transactions in Portfolio Securities......................   29
Shareholder Services........................................   30
  Investment Account........................................   30
  Exchange Privilege........................................   31
  Fee-Based Programs........................................   32
  Retirement Plans..........................................   32
  Automatic Investment Plans................................   32
  Automatic Dividend Reinvestment Plan......................   33
  Systematic Withdrawal Plans...............................   33
Dividends and Tax Status....................................   33
Performance Data............................................   34
General Information.........................................   35
  Description of Shares.....................................   35
  Issuance of Fund Shares for Securities....................   36
  Redemption in Kind........................................   37
  Independent Auditors......................................   37
  Custodian.................................................   37
  Transfer Agent............................................   37
  Legal Counsel.............................................   37
  Reports to Shareholders...................................   37
  Shareholder Inquiries.....................................   37
  Additional Information....................................   38
  Principal Holders.........................................   38
Appendix--Description of Ratings............................  A-1

                                 TRUST HISTORY

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. Before October 7, 1994, the Trust was called "Olympic Trust," and before October , 2000, the Trust was called "Hotchkis and Wiley Funds." The Trust is a diversified, open-end, management investment company currently consisting of ten separate funds. Prior to October , 2000, the Fund was called the Balanced Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to preserve capital while producing a high total return. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's investment objective and policies.

     Mercury Advisors (the "Investment Adviser"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, the Fund may not:

      1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

      2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

      4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding.

      5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

      6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

      7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      8. Make investments for the purpose of exercising control or management.

      9. Participate on a joint or joint and several basis in any trading account in securities.

     10. Make loans, except through repurchase agreements.

     11. Purchase or sell foreign currencies.

Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS

     A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" as used in the Prospectus is intended to include all manner of fixed-income securities, debt securities, asset-backed and mortgage-backed securities and other debt obligations unless specifically defined or the context requires otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

MUNICIPAL OBLIGATIONS

     The Fund may invest in municipal obligations. The two principal classifications of municipal bonds, notes and commercial paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include states, counties, cities, towns and other governmental units. Revenue bonds, notes and commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multifamily housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

     Included within the revenue bonds category are participations in municipal lease obligations or installment purchase contracts of municipalities (collectively, "lease obligations"). State and local governments issue lease obligations to acquire equipment leases and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligations may experience difficulty in exercising their rights, including disposition of the property.

     Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisors to determine whether they may be subject to the federal alternative minimum tax.

     Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for the use of the facilities. The viability of a resource recovery project, environmental protections regulations and project operator tax incentives may affect the value and credit quality of these obligations.

     Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

     A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation has terms which provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

     Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

     Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

CORPORATE DEBT SECURITIES

     The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities of domestic or foreign issuers, which meet the ratings criteria set forth in the prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a

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convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

     Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

     Ginnie Mae is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the United States government. In the case of obligations not backed by the full faith and credit of the United States government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

     Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

     Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers

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

thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Adviser determines that the securities meet the Fund's quality standards.

     Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs also include REMICs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

     Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and the Fund may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     The Fund may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indexes would include the eleventh district cost-of-funds index ("COFI"), the London Interbank Offered Rate ("LIBOR"), one-year Treasury yields, and ten-year Treasury yields.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's
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

coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

     Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage-Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended ("Securities Act"). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

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

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

     Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

ASSET-BACKED SECURITIES

     The Fund may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through or in a pay-through structure similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objective and policies of the Fund.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

     The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest rates. The Investment Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

DURATION

     In selecting securities for the Fund, the Investment Adviser makes use of the concept of duration for fixed-income securities. Duration is a measure of the expected life of a fixed-income security. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

     Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

     Short futures or put options positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

DERIVATIVE INSTRUMENTS

     As indicated in the prospectus, to the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities and securities indexes and enter into forward contracts. The Fund also may enter into swap agreements with respect to interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, or securities prices or as part of its overall investment strategies. The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, swap agreements and options to avoid leveraging of the Fund.

     Options on Securities and on Securities Indexes. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put
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

or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN SECURITIES

     The Fund may invest in American Depositary Receipts ("ADRs"), other securities convertible into securities of issuers based in foreign countries and other foreign securities that can be purchased and sold in U.S. dollars. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets.

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

FOREIGN INVESTMENT RISKS

     Foreign Market Risk. The Fund may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or otherwise adversely affect the Fund's operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     EMU. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are now listed, traded, declaring dividends and making other payments only in euros.

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SWAP AGREEMENTS

     The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES

     A description of security ratings is attached as an Appendix. Lower-rated or unrated (that is, high yield) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Investment Adviser considers both credit risk and market risk in making investment decisions for the Fund.

     The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value prior to the sale.

     Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements, whereby the Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the limit applicable to borrowings.

DOLLAR ROLLS

     The Fund may use dollar rolls as part of its investment strategy. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same type and coupon) on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

     The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to their obligations with respect to dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. If the buyer of the securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the limit applicable to borrowings.

BORROWING

     The Fund may borrow for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

     The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

LIMITED PARTNERSHIPS

     The Fund can invest in limited partnership interests.

SHORT SALES AGAINST-THE-BOX

     The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                             MANAGEMENT OF THE FUND

     The Trustees oversee the actions of the Fund's Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees (* denotes "interested" Trustee as defined in the 1940 Act, due to the relationship with the Investment Adviser) and officers of the Trust are:

     MICHAEL BAXTER*(37) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since 1999); Managing Director of the Investment Adviser (since 1996); Partner of the Investment Adviser (1994 - 1996); Portfolio Manager of the Investment Adviser (since 1990).

     ROBERT L. BURCH III (66) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).

     JOHN A. G. GAVIN (69) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (since 1994); Chairman, Gamma Services Corp. (venture capital) (since 1968); Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S. Ambassador to Mexico (1981 - 1986); Director, Apex Mortgage Capital, Inc., Atlantic Richfield Co., International Wire Corp. and Krause's Furniture.

     JOE GRILLS (65) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") (since 1986); Member of CIEBA's Executive Committee (since
1988) and its Chairman (from 1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute (since 1997); Director, Duke Management Company (since 1992) and Vice Chairman (since 1998); Director, Kimco Realty Corporation (since 1997); Director, LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since 1998); Trustee or Director of 31 registered investment companies (consisting of 47 portfolios) for which the Investment Advisor or an advisory affiliate is the adviser.

     NIGEL HURST-BROWN* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since
1999); Managing Director of the Investment Adviser (since 1998); Director of Mercury Asset Management Group Plc. (since 1990).

     MADELEINE A. KLEINER (49) -- Trustee -- 1900 Avenue of the Stars, Suite 1700, Los Angeles, CA 90067. Former Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).

     RICHARD R. WEST (62) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. and Vornado Operating (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 66 registered investment companies (consisting of 70 portfolios) for which the Investment Adviser or an affiliate is the adviser.

     NANCY D. CELICK (49) -- President -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Chief Administrative Officer of the Investment Adviser (since 1998); Chief Financial Officer of the Investment Adviser
(1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).

     DONALD C. BURKE (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-9011. Senior Vice President and Treasurer of the Investment Adviser (since 1999); Senior Vice President and Treasurer of Princeton Services, Inc. (since 1999); Vice President of FAM Distributors, Inc. (since 1999); First Vice President of the Investment Adviser (1990 - 1997).

     ANNA MARIE S. LOPEZ (32) -- Assistant Treasurer and Assistant
Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Investment Adviser (since 1997); Manager, Price Waterhouse (1991 - 1997).

     TURNER SWAN (38) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Attorney with the Investment Adviser (since 1997); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).

     GRACIE FERMELIA (38) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Investment Adviser (since 2000); Vice President of the Investment Adviser (1994-2000). Senior Manager, Price Waterhouse (1985 - 1994).

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended June 30, 2000 and the aggregate compensation paid to the Trustees for service on the Trust's Board and that of any other fund for which the Investment Adviser serves as investment adviser or which has an investment adviser that is an affiliated person of the Investment Adviser ("Fund Complex") for the year ended December 31, 1999.

                                                                      TOTAL 1999
                                                                     COMPENSATION
                                                                      FROM TRUST
                                                                       AND FUND
                                                      AGGREGATE        COMPLEX
                                                     COMPENSATION        PAID
                  NAME OF TRUSTEE                     FROM TRUST     TO TRUSTEES*
                  ---------------                    ------------    ------------
Michael Baxter.....................................    $   -0-         $    -0-
Robert L. Burch III................................    $               $ 34,000
John A. G. Gavin...................................    $               $ 25,000
Joe Grills.........................................    $               $232,000
Nigel Hurst-Brown..................................    $   -0-         $    -0-
Robert B. Hutchinson**.............................    $               $ 34,000
Madeleine A. Kleiner...............................    $               $ 18,000
Merle T. Welshans**................................    $               $ 34,000
Richard R. West....................................    $               $422,225

---------------
 * Each Trustee also serves as a Trustee of Mercury HW Variable Trust, Fund Asset Management Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by the Investment Adviser and its advisory affiliates.

** Messrs. Hutchinson and Welshans retired on November 12, 1999.

     The Trustees may be eligible for reduced sales charges on purchases of Class I shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

     For information as to ownership of shares, see "General
Information -- Principal Holders."

ADVISORY ARRANGEMENTS

     Investment Advisory Services and Fee. The Trust on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser as investment adviser. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Fund. The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Prior to October      , 2000, the Fund was party to an investment advisory
agreement under which it paid Merrill Lynch Investment Managers, L.P., an affiliate of the Investment Adviser, a fee at the annual rate of 0.75% of its average daily net assets. For the fiscal years ended June 30, 2000, 1999 and
1998, the Fund paid Merrill Lynch Investment Managers, L.P. $            ,
$747,848 and $761,196, respectively. For the fiscal years ended June 30, 2000 and 1999, as a result of its agreement to limit Fund expenses, Merrill Lynch

Investment Managers, L.P. waived a portion of its fee in the amounts of
$            and $26,952, respectively.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Payment of Fund Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Investment Adviser. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by FAM Distributors, Inc. (the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Princeton Services, Inc. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually
(a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

ACCOUNTING AND ADMINISTRATIVE SERVICES

     The Trust has entered into a Fund Accounting and Administration Servicing Agreement (the "Fund Accounting Agreement") with the Investment Adviser acting as service provider. The Fund Accounting Agreement obligates the Investment Adviser to provide certain accounting and administrative services to the Trust. The Trust reimburses the Investment Adviser for its costs in connection with such services.

     Transfer Agency Services. The Transfer Agent, a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $16.00 to $22.00 per account (depending on the level of services required) and certain other fees relating to special processing of sub-transfer agency relationships. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

     Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust, the Investment Adviser and the Distributor (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and the Distributor and, as described below, imposes additional more onerous restrictions on fund investment personnel.

     The Code of Ethics requires that all employees of the Investment Adviser and the Distributor pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and the Distributor include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days, before or after, of trading by the Fund in the same or equivalent security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues two classes of shares: Class I and Class A. Each Class I and Class A share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A shares bear the expenses of the ongoing account maintenance fees (also known as service fees). The account maintenance fees that are imposed on Class A shares are imposed directly against the class and not against all assets of the Fund, and, accordingly, such charges do not affect the net asset value of the other class. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance fees are borne exclusively by that class. Class A shares have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance fees are paid. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by selected securities dealers or other financial intermediaries prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of regular trading on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of regular trading on the NYSE on that day, such orders shall be deemed received on the next business day. Selected securities dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to purchase shares at that day's offering price.

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the selected securities dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

CLASS I AND CLASS A SHARES

     Investors may elect to purchase Class A shares or, if an eligible investor, Class I shares.

     Investors who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares, because there is an account maintenance fee imposed on Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who owned Investor Class shares or who currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the participant has $3 million or more initially invested in affiliate-advised investment companies. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of investment companies advised by the Investment Adviser or its affiliates, including the Fund, and to employees of certain selected securities dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other affiliate-advised funds, those previously purchased Class I shares, together with Class A share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

     The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such selected securities dealers or other financial intermediaries. Since selected securities dealers or other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

     Reinvested Dividends. No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected securities dealer or other financial intermediary.

     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Purchase Privileges of Certain Persons. Trustees of the Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Adviser, Merrill Lynch Investment Managers, L.P., Merrill Lynch Investment Managers, International Limited and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), employees of certain selected securities dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class I and Class A shares are also offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

     Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

     Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

     A waived sales charge on a purchase of Class I shares will apply to current beneficial shareholders who were also beneficial shareholders of the Fund as of
the opening of business of the Fund on October   , 2000.

DISTRIBUTION PLAN

     Reference is made to "Account Choices -- Pricing of Shares" in the Prospectus for certain information with respect to the distribution plan for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") with respect to the account maintenance fees paid by the Fund to the Distributor with respect to such class.

     The Distribution Plan of the Class A shares provides that the Fund pays the Distributor an account maintenance fee relating to the Class A shares, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) in connection with account maintenance activities with respect to Class A shares. Holders of Class A shares have exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance fees are paid.

     The Fund's Distribution Plan is subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of the Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. The Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding Class A shares of the Fund. The Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the Class A shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, the Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees paid to the Distributor. Payments under the Distribution Plan are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred.

     For the fiscal year ended June 30, 2000, the Fund made payments of
$          to the Distributor under the Rule 12b-1 Plan for the Distributor
Class shares (which were redesignated as Class A shares).

                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any deferred sales charge that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. Redemption requests delivered other than by mail should be delivered to Financial Data

Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-236-4479. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

REPURCHASE

     The Fund also will repurchase its shares through a shareholder's listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of regular trading on the NYSE (generally, regular trading on the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of regular trading on the NYSE on the same day.

     Selected securities dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable deferred sales charge). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers and other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other selected securities dealers may be higher or lower. Repurchases made through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS I AND CLASS A SHARES

     Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at the net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "Account Choices -- How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The per share net asset value of Class A shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. It is expected, however, that the per share net asset value of the two classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's net asset value.

     Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class I and Class A shares of the Fund based on the net asset value of the Fund's shares on June 30, 2000 is as follows:

                                                              CLASS I   CLASS A
                                                              -------   -------
Net Assets..................................................  $         $
                                                              -------   -------
Number of Shares Outstanding................................
                                                              -------   -------
Net Asset Value Per Share (net assets divided by number of
  shares outstanding).......................................  $         $
                                                              -------   -------
Sales Charge (for Class I and Class A Shares; 5.25% of
  Offering Price; (     % of net amount invested))*.........
                                                              -------   -------
Offering Price..............................................  $         $
                                                              -------   -------

---------------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Investment Adviser may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     Foreign equity securities may be held by the Fund in the form of ADRs, other securities convertible into foreign equity securities and other foreign securities that can be purchased and sold in U.S. dollars. ADRs, may be listed on stock exchanges, or traded in over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Fund's portfolio strategies.

     The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

     Shareholders considering transferring their Class I or Class A shares from a selected securities dealer to another brokerage firm or financial institution should be aware that, if the firm to which the Class I or Class A shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class I or Class A shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class I or Class A shares.

     Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury mutual funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I and Class A shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class I and Class A Shares. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund.

     Exchanges of Class I or Class A shares outstanding ("outstanding Class I or Class A shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis. For purposes of the exchange privilege, Class I and Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

     Exchanges for Shares of a Money Market Fund. Class I and Class A shares are exchangeable for Class A shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of affiliate-advised Funds. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial consultant for further information.

     Prior to October 12, 1998, exchanges from other affiliate-advised Funds into a money market fund were directed to certain affiliate-advised money market funds other than Summit. Shareholders who exchanged affiliate-advised Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her financial consultant, who will advise the relevant Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their selected securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected securities dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Programs) is available in each such Program's client agreement and from the Transfer Agent at 1-800-236-4479.

RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and educational savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected securities dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Shareholders may, at any time, by written notification to their selected securities dealer or other financial intermediary if their account is maintained with a selected securities dealer or other financial intermediary, or by written notification or by telephone (1-800-236-4479) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as of the close of regular trading on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of regular trading on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

                            DIVIDENDS AND TAX STATUS

     The Fund has qualified as a regulated investment company. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order not to be subject to federal taxation, the Fund must distribute to its shareholders at least 90% of its investment company taxable income earned in each year.

     The Fund is required to pay an excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability. The Fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     In determining the extent to which the Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends received deduction.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by the Fund constitute a replacement of shares.

     The per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See "Pricing of Shares -- Determination of Net Asset Value."

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class I and Class A shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance charges will be borne exclusively by Class A.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that

(1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Average annual total returns for the periods ended June 30, 2000 are as follows:

                                ONE     FIVE      TEN       SINCE
                               YEAR     YEARS    YEARS    INCEPTION
                               -----    -----    -----    ---------
Investor Class...............                                          (Since 8/13/85)
Distributor Class............                                          (Since     /99)


     In order to reflect the reduced sales charges in the case of Class I or Class A shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Lehman Brothers Government/Credit Intermediate Bond Index, Standard & Poor's 500 Composite Stock Price Index and other published indexes. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to (i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons), (ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron's, Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share, except that the Class A shares are subject to account maintenance fees payable under the Plan of Distribution. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

     The Trust or the Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the portfolios based upon: (1) relative net assets; (2) as incurred on a specific identification basis; or (3) evenly among the portfolios, depending on the nature of the expenditure.

     Except for (1) changes which do not adversely affect the rights of Trust shareholders; (2) a change in the name of the Trust, or a series or class thereof; (3) authorization of a new series or class; (4) changes to supply any omission or correct any ambiguous or defective provision; or (5) changes required by any federal, state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of the Fund's assets (the "Custodian"). Under its contract with the Trust, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Trust to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

     The Fund's financial statements are incorporated in this Statement of Additional Information by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no charge by calling 1-800-236-4479 between 8:00 a.m. and 8:00 p.m. on any business day.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

PRINCIPAL HOLDERS

     [to come]

                       APPENDIX -- DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa" -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through B. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A" -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" -- Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"PRIME-1" -- Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of these characteristics:
     - Leading market positions in well-established industries.
     - High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

"PRIME-2" -- Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate alternate liquidity is maintained.

MUNICIPAL BOND RATINGS:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities, but having neither a variable rate nor demand feature. Factors used in determining ratings include liquidity of the borrower and short-term cyclical elements.

STANDARD & POOR'S RATING GROUP

BOND RATINGS:

"AAA" -- An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its commitment on the obligation.

Obligations rated BB and B are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1" -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

"A-2" -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL BOND RATINGS:

S&P uses SP-1, SP-2 and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

FITCH INVESTORS SERVICE, INC.

BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA" -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" -- High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" -- Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

"BB" -- Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" -- Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

PLUS (+) MINUS (--) -- Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to short-term ratings other than "F1."

SHORT-TERM DEBT RATINGS:

"F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS CREDIT RATING CO.

BOND RATINGS:

The following summarizes the ratings used by Duff & Phelps for long-term debt:

"AAA" -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA+," "AA," "AA--" -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A+," "A," "A--" -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB+," "BBB," "BBB--" -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

"BB+," "BB," "BB--" -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

"B+," "B," "B--" -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

SHORT-TERM DEBT RATINGS:

"D-1+" -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1" -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1--" -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"D-2" -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                      STATEMENT OF ADDITIONAL INFORMATION

                         MERCURY TOTAL RETURN BOND FUND
                              OF MERCURY HW FUNDS

725 South Figueroa Street, Suite 4000, Los Angeles, California 90017 - Phone No.
                                 (800) 236-4479

                            ------------------------

     Mercury Total Return Bond Fund (the "Fund") is a fund of Mercury HW Funds (the "Trust"). The Trust is a diversified, open-end management investment company which is organized as a Massachusetts business trust. The investment objective of Fund is to seek to maximize long-term total return. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of bonds of different maturities. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     The Fund is a "feeder" fund that invests all of its assets in the Total Return Bond Master Portfolio (the "Portfolio") of the Fund Asset Management Master Trust (the "Master Trust"). The Portfolio has the same objective as the Fund. All investments will be made at the Master Trust level. The Fund's investment results will correspond directly to the investment results of the Portfolio. There can be no assurance that the Fund will achieve its investment objective.

     The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the prospectus of the Fund, dated October   , 2000 (the
"Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-800-236-4479 or your financial consultant or other financial intermediary, or by writing to the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

                            ------------------------

                     MERCURY ADVISORS -- INVESTMENT ADVISER
                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

                            ------------------------

    The date of this Statement of Additional Information is October   , 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Trust History...............................................    3
Investment Objective and Policies...........................    3
  Investment Restrictions...................................    3
  Repurchase Agreements.....................................    4
  U.S. Government Securities................................    4
  Municipal Obligations.....................................    5
  Corporate Debt Securities.................................    6
  Convertible Securities....................................    6
  Mortgage-Related Securities...............................    7
  Asset-Backed Securities...................................   10
  Risk Factors Relating to Investing in Mortgage-Related and
    Asset-Backed Securities.................................   10
  Duration..................................................   11
  Derivative Instruments....................................   11
  Foreign Securities........................................   15
  Foreign Currency Options and Related Risks................   17
  Forward Foreign Currency Exchange Contracts...............   17
  Foreign Investment Risks..................................   19
  Risk Factors Relating to Investing in High Yield
    Securities..............................................   21
  Illiquid Securities.......................................   21
  Reverse Repurchase Agreements.............................   22
  Dollar Rolls..............................................   23
  Borrowing.................................................   23
  Loans of Portfolio Securities.............................   23
  When-Issued Securities....................................   23
  Real Estate Investment Trusts.............................   23
  Shares of Other Investment Companies......................   24
  Temporary Defensive Position..............................   24
  Short Sales Against-the-Box...............................   24
  Corporate Loans...........................................   24
Management of the Fund......................................   24
  Management and Advisory Arrangements......................   26
  Administration Arrangements...............................   27
  Code of Ethics............................................   28
Purchase of Shares..........................................   29
  Initial Sales Charge Alternatives -- Class I and Class A
    Shares..................................................   30
  Reduced Initial Sales Charges.............................   31
  Deferred Sales Charge Alternatives -- Class B and Class C
    Shares..................................................   32
  Distribution Plans........................................   35
  Limitations on the Payment of Deferred Sales Charges......   36
Redemption of Shares........................................   36
  Redemption................................................   37
  Repurchase................................................   37
  Reinstatement Privilege -- Class I and Class A Shares.....   38
Pricing of Shares...........................................   38
  Determination of Net Asset Value..........................   38
  Computation of Offering Price Per Share...................   40
Portfolio Transactions and Brokerage........................   40
  Transactions in Portfolio Securities......................   40
Shareholder Services........................................   42
  Investment Account........................................   42
  Exchange Privilege........................................   42
  Fee-Based Programs........................................   44
  Retirement Plans..........................................   44
  Automatic Investment Plans................................   44
  Automatic Dividend Reinvestment Plan......................   45
  Systematic Withdrawal Plans...............................   45
Dividends and Tax Status....................................   46
Performance Data............................................   47
General Information.........................................   49
  Description of Shares.....................................   49
  Issuance of Fund Shares for Securities....................   50
  Redemption in Kind........................................   50
  Principal Holders.........................................   51
  Independent Auditors......................................   51
  Custodian.................................................   51
  Transfer Agent............................................   51
  Legal Counsel.............................................   51
  Reports to Shareholders...................................   51
  Shareholder Inquiries.....................................   51
  Additional Information....................................   51
Appendix--Description of Ratings............................  A-1
Financial Statements........................................  F-1

                                 TRUST HISTORY

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. Before October 7, 1994, the Trust was called "Olympic Trust," and before
October   , 2000, the Trust was called "Hotchkis and Wiley Funds." The Trust is a diversified, open-end management investment company currently consisting of
ten separate funds. Prior to October   , 2000, the Fund was called the Total
Return Bond Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to maximize long-term total return.

     The Fund is a "feeder" fund that invests all of its assets in the Portfolio, which has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Portfolio. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term "Fund" to include the Portfolio. There can be no assurance that the investment objective of the Fund or the investment objective of the Portfolio will be realized. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Portfolio is a fundamental policy of the Portfolio and may not be changed without the approval of a majority of the Portfolio's outstanding voting securities as defined in the 1940 Act. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's and the Portfolio's investment objective and policies.

     Mercury Advisors (the "Investment Adviser"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, the Fund may not:

      1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry; provided that the Fund may invest all of its assets in an open-end management investment company, or portfolio thereof, with substantially the same investment objective and policies as the Fund, without regard to the limitations set forth in this paragraph.

      2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

      4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. (The Fund may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300%.)

      5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; provided that the Fund may invest all of its assets in an open-end management investment company, or portfolio thereof, with substantially the same investment objective and policies as the Fund, without regard to the limitations set forth in this paragraph.

      6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; provided that the purchase by the Fund of securities issued by an open-end management investment company, or portfolio thereof, with substantially the same investment objective and policies as the Fund shall not constitute an underwriting for purposes of this paragraph.

      7. Make investments for the purpose of exercising control or management; provided that the Fund may invest all of its assets in an open-end management investment company, or portfolio thereof, with substantially the same investment objective and policies as the Fund, without regard to the limitations set forth in this paragraph.

      8. Participate on a joint or joint and several basis in any trading account in securities.

Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS

     A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" as used in the Prospectus is intended to include all manner of fixed-income securities, debt securities, asset-backed and mortgage-backed securities and other debt obligations unless specifically defined or the context requires otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

MUNICIPAL OBLIGATIONS

     The Fund may invest in municipal obligations. The two principal classifications of municipal bonds, notes and commercial paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include states, counties, cities, towns and other governmental units. Revenue bonds, notes and commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multifamily housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

     Included within the revenue bonds category are participations in municipal lease obligations or installment purchase contracts of municipalities (collectively, "lease obligations"). State and local governments issue lease obligations to acquire equipment leases and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligations may experience difficulty in exercising their rights, including disposition of the property.

     Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisors to determine whether they may be subject to the federal alternative minimum tax.

     Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for the use of the facilities. The viability of a resource recovery project, environmental protections regulations and project operator tax incentives may affect the value and credit quality of these obligations.

     Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

     A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation has terms which provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

     Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

     Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

CORPORATE DEBT SECURITIES

     The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities of domestic or foreign issuers, which meet the ratings criteria set forth in the prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

     Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

     Ginnie Mae is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

     Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

     Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Adviser determines that the securities meet the Fund's quality standards.

     Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs also include REMICs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

     Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission and the Fund may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     The Fund may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indexes would include the eleventh district cost-of-funds index ("COFI"), the London Interbank Offered Rate ("LIBOR"), one-year Treasury yields, and ten-year Treasury yields.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

     Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage-Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended ("Securities Act"). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

     Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

ASSET-BACKED SECURITIES

     The Fund may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through or in a pay-through structure similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objective and policies of the Fund.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

     The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest rates.

The Investment Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

DURATION

     In selecting securities for the Fund, the Investment Adviser makes use of the concept of duration for fixed-income securities. Duration is a measure of the expected life of a fixed-income security. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

     Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

     Short futures or put options positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

DERIVATIVE INSTRUMENTS

     As indicated in the prospectus, to the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities, securities indexes and foreign currencies and enter into forward contracts, futures contracts and use options on futures contracts. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will mark as segregated cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, futures contracts, swap agreements and options to avoid leveraging of the Fund.

     Options on Securities and on Securities Indexes. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts, as specified for the Fund in its prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

     The Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

     The Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian or future commission merchant a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Limitations on Use of Futures and Options Thereon. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited as margin with a futures commission merchant as the custodian, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited as margin with a futures commission merchant as the custodian, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited as margin with a futures commission merchant as the custodian, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     In order to comply with current applicable regulations of the CFTC pursuant to which the Trust avoids being deemed a "commodity pool operator," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of the Fund's assets.

     Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

     The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund's investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

     The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded secondary market for such futures contracts.

     The successful use of transactions in futures and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

FOREIGN SECURITIES

     The Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets.

     The Fund may also invest in fixed-income securities of issuers located in emerging foreign markets. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, South Korea, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Investment Adviser will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund expects to expand and further broaden the group of emerging markets in which it invests.

     From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Investment Adviser believes that the Fund's ability to invest in emerging markets throughout the world can assist in the overall diversification of the Fund's portfolio.

     The Fund may invest in the following types of emerging market fixed-income securities: (1) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds (described below); (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (3) fixed-income securities issued by banks and other business entities; and (4) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by the Fund may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Fund may invest.

     The Fund may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

     Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Investment Adviser's analysis of credit risk and its consideration of a number of factors, including: (1) prospects for relative economic growth among the different countries in which the Fund may invest; (2) expected levels of inflation; (3) government policies influencing business conditions; (4) the outlook for currency relationships; and (5) the range of the individual investment opportunities available to international investors. The Investment Adviser's emerging market sovereign credit analysis includes an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon a credit risk analysis of potential issuers, the characteristics of the security, the interest rate sensitivity of the various debt issues available with respect to a particular issuer, an analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Fund may invest are not subject to any minimum credit quality standards.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

     The Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     Risks of Options Trading. The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

     Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.

     The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund marks as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FOREIGN INVESTMENT RISKS

     Foreign Market Risk. The Fund may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Prices of foreign securities may fluctuate more than prices of securities traded in the United States.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are now listed, traded, declaring dividends and making other payments only in euros.

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

     Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds the foreign securities in which it invests outside the United States in foreign banks and securities depositories. These foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

     Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES

     A description of security ratings is attached as an Appendix. Lower-rated or unrated (that is, high yield) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Investment Adviser considers both credit risk and market risk in making investment decisions for the Fund.

     The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value prior to the sale.

     Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements, whereby the Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the limit applicable to borrowings.

DOLLAR ROLLS

     The Fund may use dollar rolls as part of its investment strategy. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same type and coupon) on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

     The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to their obligations with respect to dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. If the buyer of the securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the limit applicable to borrowings.

BORROWING

     The Fund may borrow for temporary, emergency or investment purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of achieving income, the Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of short-term, high quality debt securities, including U.S. government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit, maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

     The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

SHORT SALES AGAINST-THE-BOX

     The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                             MANAGEMENT OF THE FUND

     The Trustees oversee the actions of the Fund's Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The same individuals serve as Trustees of the Master Trust. The Trustees (* denotes "interested" Trustee as defined in the 1940 Act, due to the relationship with the Investment Adviser) and officers of the Trust are:

     MICHAEL BAXTER* (37) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since 1999); Managing Director of the Investment Adviser (since 1996); Partner of the Investment Adviser (1994 - 1996); Portfolio Manager of the Investment Adviser (since 1990).

     ROBERT L. BURCH III (66) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).

     JOHN A. G. GAVIN (69) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (since 1994); Chairman, Gamma Services Corp. (venture capital) (since 1968); Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S. Ambassador to Mexico (1981 - 1986); Director, Apex Mortgage Capital, Inc., Atlantic Richfield Co., International Wire Corp. and Krause's Furniture.

     JOE GRILLS (65) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") (since 1986); Member of CIEBA's Executive Committee (since
1988) and its Chairman (from 1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute (since 1997); Director, Duke Management Company (since 1992) and Vice Chairman (since 1998); Director, Kimco Realty Corporation (since 1997); Director, LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since 1998); Trustee or Director of 24 registered investment companies (consisting of 56 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NIGEL HURST-BROWN* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since
1999); Managing Director of the Investment Adviser (since 1998); Director of Mercury Asset Management Group Plc. (since 1990).

     MADELEINE A. KLEINER (49) -- Trustee -- 1900 Avenue of the Stars, Suite 1700, Los Angeles, CA 90067. Former Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).

     RICHARD R. WEST (62) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. and Vornado Operating (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 62 registered investment companies (consisting of 86 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NANCY D. CELICK (49) -- President -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Chief Administrative Officer of the Investment Adviser (since 1998); Chief Financial Officer of the Investment Adviser
(1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).

     DONALD C. BURKE (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-9011. Senior Vice President and Treasurer of the Investment Adviser (since 1999); Senior Vice President and Treasurer of Princeton Services, Inc. (since 1999); Vice President of FAM Distributors, Inc. (since 1999); First Vice President of the Investment Adviser (1990 - 1997).

     ANNA MARIE S. LOPEZ (32) -- Assistant Treasurer and Assistant
Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Investment Adviser (since 1997); Manager, Price Waterhouse (1991 - 1997).

     TURNER SWAN (38) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Attorney with the Investment Adviser (since 1997); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).

     GRACIE FERMELIA (38) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Investment Adviser since 2000; Vice President of the Investment Adviser
(1994 - 2000); Senior Manager, Price Waterhouse (1985 - 1994).

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended June 30, 2000 and the aggregate compensation paid to the Trustees for service on the Trust's Board and that of any other fund for which the Investment Adviser serves as investment adviser or which has an investment adviser that is an affiliated person of the Investment Adviser ("Fund Complex") for the year ended December 31, 1999.

                                                                      TOTAL 1999
                                                                     COMPENSATION
                                                                      FROM TRUST
                                                                       AND FUND
                                                      AGGREGATE        COMPLEX
                                                     COMPENSATION        PAID
                  NAME OF TRUSTEE                     FROM TRUST     TO TRUSTEES*
                  ---------------                    ------------    ------------
Michael Baxter.....................................    $   -0-         $    -0-
Robert L. Burch III................................    $               $ 34,000
John A. G. Gavin...................................    $               $ 25,000
Joe Grills.........................................    $               $232,333
Nigel Hurst-Brown..................................    $   -0-         $    -0-
Robert B. Hutchinson**.............................    $               $ 34,000
Madeleine A. Kleiner...............................    $               $ 18,000
Merle T. Welshans**................................    $               $ 34,000
Richard R. West....................................    $               $422,225

---------------
 * Each Trustee also serves as a Trustee of the Mercury HW Variable Trust, the Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by the Investment Adviser and its advisory affiliates.

** Messrs. Hutchinson and Welshans retired on November 12, 1999.

     The Trustees may be eligible for reduced sales charges on purchases of Class I shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

     For information as to ownership of shares, see "General
Information -- Principal Holders."

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Investment Advisory Services and Fee. The Fund currently invests all of its assets in shares of the Portfolio. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Master Trust. The Master Trust has entered into an investment advisory agreement for the Portfolio with the Investment Adviser as investment adviser (the "Advisory Agreement"). Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Portfolio and constantly reviews the Portfolio's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Master Trust. The Investment Adviser receives for its services to the Portfolio a monthly fee at an annual rate of 0.30% of the Portfolio's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Portfolio for each day during the month.

     Prior to October      , 2000, the Fund did not invest its shares in the
Portfolio and was party to an investment advisory agreement under which it paid Merrill Lynch Investment Managers, L.P., an affiliate of the Investment Adviser, a fee at the annual rate of 0.55% of its average daily net assets. For the fiscal years ended June 30, 2000, 1999 and 1998, the Fund paid Merrill Lynch Investment
Managers, L.P. $            , $342,503 and $39,539, respectively. As a result of
its agreement to limit Fund expenses, for these years Merrill Lynch Investment
Managers, L.P. waived a portion of its fee in the amount of $       , $125,162,
and $86,499, respectively.

     Securities held by the Portfolio may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Payment of Master Trust Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Master Trust. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser. The Portfolio pays, or causes to be paid, all other expenses incurred in the operation of the Portfolio (except to the extent paid by FAM Distributors, Inc. (the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Portfolio. Accounting services are provided to the Portfolio by the Investment Adviser or an affiliate of the Investment Adviser, and the Portfolio reimburses the Investment Adviser or an affiliate of the Investment Adviser for its costs in connection with such services.

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Princeton Services, Inc., ML & Co. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will continue in effect for two years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Master Trust or by a majority of the outstanding shares of the Portfolio and (b) by a majority of the Trustees of the Master Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Portfolio or by the Investment Adviser without penalty on 60 days' written notice to the other party.

ADMINISTRATION ARRANGEMENTS

     The Fund has entered into an Administration Agreement (the "Administration Agreement") with the Investment Adviser acting as Administrator (the "Administrator"). The Administrator receives for its services to the Fund
monthly compensation at the annual rate of    % of the average daily net assets
of the Fund.

     The Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees who are affiliated persons of the Administrator or any of its affiliates. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and Financial Data Services, Inc. (the "Transfer Agent"), expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of its shares. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the 1940 Act. See "Purchase of
Shares -- Distribution Plan." Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

     Duration and Termination. Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter it will remain in effect from year to year if approved annually
(a) by the Board of Trustees and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Transfer Agency Services. The Transfer Agent, a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $16.00 to $20.00 per account (depending on the level of services required), and certain other fees relating to special processing of sub-transfer agency relationships. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

     Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Master Trust and the Trust each have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Master Trust, the Fund, the Investment Adviser and the Distributor (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and the Distributor and, as described below, imposes additional more onerous restrictions on fund investment personnel.

     The Code of Ethics requires that all employees of the Investment Adviser and the Distributor pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and the Distributor include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days, before or after, of trading by the Fund in the same or equivalent security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class A shares, are imposed directly against those classes and not against all assets of the Fund, and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs in relation to a particular class are borne exclusively by that class. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Distribution Plan for Class A shares). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class I and Class A shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by selected securities dealers or other financial intermediaries prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of regular trading on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of regular trading on the NYSE on that day, such orders shall be deemed received on the next business day. Selected securities dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to purchase shares at that day's offering price.

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the selected securities dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS I AND CLASS A SHARES

     Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares.

     Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares, because there is an account maintenance fee imposed on Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who owned Investor Class shares or who currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the participant has $3 million or more initially invested in affiliate-advised investment companies. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of investment companies advised by the Investment Adviser or its affiliates, including the Fund, and to employees of certain selected securities dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares.

Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other affiliate-advised funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

     The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such selected securities dealers or other financial intermediaries. Since selected securities dealers or other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

     Reinvested Dividends. No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected securities dealer or other financial intermediary.

     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Purchase Privileges of Certain Persons. Trustees of the Trust and Trustees of the Master Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Adviser, Merrill Lynch Investment Managers, L.P., Merrill Lynch Investment Managers International Limited and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected securities dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class I and Class A shares are also offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

     Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

     Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

     A waived sales charge on a purchase of Class I shares will apply to current beneficial shareholders who were also beneficial shareholders of the Fund as of
the opening of business of the Fund on October   , 2000.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

     Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

     Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC:

                                            CDSC AS A PERCENTAGE
                                              OF DOLLAR AMOUNT
     YEAR SINCE PURCHASE PAYMENT MADE        SUBJECT TO CHARGE
     --------------------------------       --------------------
0-1.......................................           --%
1-2.......................................           --%
2-3.......................................           --%
3-4.......................................           --%
4-5.......................................           --%
5-6.......................................           --%
6 and thereafter..........................          None

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore,
$400 of the $600 redemption proceeds will be charged at a rate of    % (the
applicable rate in the third year after purchase).

     As discussed in the Prospectus under "Account Choices -- Pricing of
Shares -- Class B and C Shares -- Deferred Sales Charge Options," while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an individual retirement account ("IRA") or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

     The charge may also be reduced or waived in other instances, such as: (a) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (b) redemptions in connection with participation in certain fee-based programs of the Investment Adviser or its affiliates; (c) redemptions in connection with participation in certain fee-based programs of selected securities dealers and other financial intermediaries that have agreements with the Investment Adviser or Distributor; or (d) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established. See "Shareholder Services -- Fee-Based Programs" and
"-- Systematic Withdrawal Plan."

     Conversion of Class B Shares to Class A Shares. After approximately ten years (the "Conversion Period"), Class B shares of the Fund will be converted automatically into Class A shares of the Fund. Class A shares are subject to an
ongoing account maintenance fee of    % of the average daily net assets of the
Fund but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

     The Conversion Period may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Class C shares that are redeemed within one year of purchase may be subject
to a    % CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plans. See "Shareholder Services -- Systematic Withdrawal Plan."

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers and other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the "NASD") asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

     Reference is made to "Account Choices -- Pricing of Shares" in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plans for each of the Class A, Class B and Class C shares provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the
annual rate of    % of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) in connection with account maintenance activities with respect to Class A, Class B and Class C shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan).

     The Distribution Plans for each of the Class B and Class C shares provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate
of    % of the average daily net assets of the Class B shares and    % of the
average daily net assets of the Class C shares in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to securities dealers and other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distributor to compensate securities dealers and other financial intermediaries in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class I and Class A shares of the Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of each Distribution Plan to the Fund and the related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of its Distribution Plans and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from each Distribution Plan may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information will be presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

     For the fiscal year ended June 30, 2000, the Fund made payments of $46,828 to the Distributor under the Rule 12b-1 Plan for the Distributor Class shares (which were redesignated as Class A shares).

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The Master Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Master Trust and the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-236-4479. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

REPURCHASE

     The Fund also will repurchase its shares through a shareholder's listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of regular trading on the NYSE (generally, regular trading on the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of regular trading on the NYSE on the same day.

     Selected securities dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers and other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other selected securities dealers may be higher or lower. Repurchases made through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS I AND CLASS A SHARES

     Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at the net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "Account Choices -- How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Administrator and Distributor, are accrued daily.

     The principal assets of the Fund will normally be its interest in the underlying Portfolio, which will be valued at its net asset value. Net asset value of the Portfolio is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the investment advisory fees, are accrued daily.

     The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. Moreover, the per share net asset value of the Class B and Class C shares of the Fund generally will be lower than the per share net asset value of Class A shares of the Fund, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Portfolio writes an option, the amount of the premium received is recorded on the books of the Master Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Master Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Master Trust.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's net asset value.

     Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each day the NYSE is open for trading. The value of each investor's (including the Fund's) interest in the Portfolio will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Portfolio. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio after the close of regular trading on the NYSE on the next determination of net asset value of the Portfolio.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of the Fund based on the net asset value of the Fund's shares on June 30, 2000 is as follows:

                                                            CLASS I   CLASS A   CLASS B   CLASS C
                                                            -------   -------   -------   -------
Net Assets................................................  $         $         $         $
                                                            -------   -------   -------   -------
Number of Shares Outstanding..............................
                                                            -------   -------   -------   -------
Net Asset Value Per Share (net assets divided by number of
  shares outstanding).....................................  $         $         $         $
                                                            -------   -------   -------   -------
Sales Charge (for Class I and Class A Shares;      % of
  Offering Price; (     % of net amount invested))*.......                           **        **
                                                            -------   -------   -------   -------
Offering Price............................................  $         $         $         $
                                                            -------   -------   -------   -------

---------------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" herein. No Class B and Class C shares were outstanding on June 30, 2000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Because the Fund will invest exclusively in shares of the Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Trust. Subject to policies established by the Board of Trustees of the Master Trust, the Investment Adviser is primarily responsible for the execution of the Master Trust's portfolio transactions and the allocation of brokerage. The Master Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Portfolio does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees of the Master Trust, the Investment Adviser may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Portfolio; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Portfolio.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Portfolio. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Portfolio will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Portfolio may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     The Master Trust anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Master Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Foreign equity securities may be held by the Master Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Master Trust's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Master Trust intends to manage the Portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Master Trust's portfolio strategies.

     The Master Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Master Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolio will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Master Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Master Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Master Trust and annual statements as to aggregate compensation will be provided to the Master Trust. Securities may be held by, or be appropriate investments for, the Master Trust as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Portfolio or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

     Shareholders considering transferring their Class I or Class A shares from a selected securities dealer to another brokerage firm or financial institution should be aware that, if the firm to which the Class I or Class A shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class I or Class A shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class I or Class A shares.

     Shareholders interested in transferring their Class B or Class C shares from a selected securities dealer or other financial intermediary and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

     Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury mutual funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I, Class A, Class B and Class C shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days.

Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class I and Class A Shares. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund.

     Exchanges of Class I or Class A shares outstanding ("outstanding Class I or Class A shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis. For purposes of the exchange privilege, Class I and Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

     Exchanges of Class B and Class C Shares. In addition, the funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of another Mercury mutual fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange was made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund ("new Mercury Fund") after having held the Fund's Class B
shares for two-and-a-half years. The    % CDSC that generally would apply to a
redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of new Mercury Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two-and-a-half-year holding period of the Fund's Class B shares to the four-year holding period for the new Mercury Fund Class B shares, the investor will be deemed to have held the new Mercury Fund Class B shares for more than six years.

     Exchanges for Shares of a Money Market Fund. Class I and Class A shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of affiliate-advised Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of affiliate-advised Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.50% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial consultant for further information.

     Prior to October 12, 1998, exchanges from other affiliate-advised Funds into a money market fund were directed to certain affiliate-advised money market funds other than Summit. Shareholders who exchanged affiliate-advised Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her financial consultant, who will advise the relevant Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their selected securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected securities dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Programs) is available in each such Program's client agreement and from the Transfer Agent at 1-800-236-4479.

RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and educational savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected securities dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Shareholders may, at any time, by written notification to their selected securities dealer or other financial intermediary if their account is maintained with a selected securities dealer or other financial intermediary, or by written notification or by telephone (1-800-236-4479) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as of the close of regular trading on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of regular trading on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

                            DIVIDENDS AND TAX STATUS

     The Fund has qualified as a regulated investment company. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order not to be subject to federal taxation, the Fund must distribute to its shareholders at least 90% of its investment company taxable income earned in each year.

     The Fund is required to pay an excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability. The Fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     In determining the extent to which the Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends received deduction.

     Special rules apply to the treatment of certain forward foreign currency exchange contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund must be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Except to the extent that such gains or losses are treated as "Section 988" gains or losses, as described below, sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains, referred to as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any ordinary dividend distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by the Fund constitute a replacement of shares.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See "Pricing of Shares -- Determination of Net Asset Value."

     Because the Portfolio will be classified as a partnership for tax purposes, the Fund will be entitled to look to the underlying assets of the Portfolio in which it has invested for purposes of satisfying various requirements of the Code applicable to regulated investment companies. If any of the facts upon which this classification is premised change in any material respect then the Board of Trustees will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund's investment from the Portfolio and to retain an investment adviser to manage the Fund's assets in accordance with the investment policies applicable to the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and the distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Average annual total returns for the periods ended June 30, 2000 are as follows:

                                         ONE     FIVE       SINCE
                                        YEAR     YEARS    INCEPTION
                                        -----    -----    ---------
Investor Class........................                                 (Since 12/6/94)
Distributor Class.....................             N/A                 (Since 6/21/99)


     In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     Yield. Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                       YIELD  =  2 [((a - b) + 1)(6) - 1]
                                      -----
                                       cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

     The 30-day yields for the Fund for the period ended June 30, 2000 were
     % (Investor Class) and      % (Distributor Class).

     In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Lehman Brothers Aggregate Bond Index, Standard & Poor's 500 Composite Stock Price Index and other published indexes. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to (i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons, (ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron's, Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund is a "feeder" fund that invests in the Portfolio. Investors in the Fund will acquire an indirect interest in the Portfolio. The Portfolio accepts investments from other feeder funds, and all of the feeders of the Portfolio bear the Portfolio's expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio also may reduce certain transaction costs to the extent that contributions to and redemptions from the Master Trust from different feeders may offset each other and produce a lower net cash flow. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same Portfolio on more attractive terms, or could experience better performance, than another feeder.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share, except that the Class B and C shares are subject to distribution fees payable under the Plans of Distribution. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

     The Trust or any Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the portfolios based upon: (1) relative net assets; (2) as incurred on a specific identification basis; or (3) evenly among the portfolios, depending on the nature of the expenditure.

     Except for (1) changes which do not adversely affect the rights of Trust shareholders; (2) a change in the name of the Trust, or a series or class thereof; (3) authorization of a new series or class; (4) changes to supply any omission or correct any ambiguous or defective provision; or (5) changes required by any federal, state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

     Whenever the Master Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Portfolio. The Fund may withdraw from the Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly.

     The Master Trust is organized as a Delaware business trust. Whenever the Fund is requested to vote on any matter relating to the Master Trust, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been selected as the independent auditors of the Fund and the Master Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of the Portfolio's assets and the Fund's assets (the "Custodian"). Under its contract with the Trust and the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Trust and the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Trust's and the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's and the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, is counsel for the Master Trust and the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

PRINCIPAL HOLDERS

     [to come]

                       APPENDIX -- DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa" -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through B. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A" -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" -- Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"PRIME-1" -- Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of these characteristics:
     - Leading market positions in well-established industries.
     - High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

"PRIME-2" -- Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate alternate liquidity is maintained.

MUNICIPAL BOND RATINGS:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities, but having neither a variable rate nor demand feature. Factors used in determining ratings include liquidity of the borrower and short-term cyclical elements.

STANDARD & POOR'S RATING GROUP

BOND RATINGS:

"AAA" -- An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its commitment on the obligation.

Obligations rated BB and B are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1" -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

"A-2" -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL BOND RATINGS:

S&P uses SP-1, SP-2 and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

FITCH INVESTORS SERVICE, INC.

BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA" -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" -- High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" -- Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

"BB" -- Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" -- Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

PLUS (+) MINUS (--) -- Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to short-term ratings other than "F1."

SHORT-TERM DEBT RATINGS:

"F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS CREDIT RATING CO.

BOND RATINGS:

The following summarizes the ratings used by Duff & Phelps for long-term debt:

"AAA" -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA+," "AA," "AA--" -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A+," "A," "A--" -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB+," "BBB," "BBB--" -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

"BB+," "BB," "BB--" -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

"B+," "B," "B--" -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

SHORT-TERM DEBT RATINGS:

"D-1+" -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1" -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1--" -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"D-2" -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                      STATEMENT OF ADDITIONAL INFORMATION

                           MERCURY LOW DURATION FUND
                              OF MERCURY HW FUNDS

725 South Figueroa Street, Suite 4000, Los Angeles, California 90017 - Phone No.
                                 (800) 236-4479

                            ------------------------

     Mercury Low Duration Fund (the "Fund") is a fund of the Mercury HW Funds (the "Trust"). The Trust is a diversified, open-end management investment company which is organized as a Massachusetts business trust. The investment objective of the Fund is to seek to maximize long-term total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of bonds of different maturities. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     The Fund is a "feeder" fund that invests all of its assets in the Low Duration Master Portfolio (the "Portfolio") of the Fund Asset Management Master Trust (the "Master Trust"). The Portfolio has the same objective as the Fund. All investments will be made at the Master Trust level. The Fund's investment results will correspond directly to the investment results of the Portfolio. There can be no assurance that the Fund will achieve its investment objective.

     The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the prospectus of the Fund, dated October   , 2000 (the
"Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-800-236-4479 or your financial consultant or other financial intermediary, or by writing to the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's financial statements are incorporated by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no charge by calling 1-800-236-4479 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------

                     MERCURY ADVISORS -- INVESTMENT ADVISER
                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

                            ------------------------

    The date of this Statement of Additional Information is October   , 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Trust History...............................................     3
Investment Objective and Policies...........................     3
  Investment Restrictions...................................     3
  Repurchase Agreements.....................................     4
  Bonds.....................................................     4
  U.S. Government Securities................................     4
  Municipal Obligations.....................................     5
  Corporate Debt Securities.................................     6
  Convertible Securities....................................     7
  Mortgage-Related Securities...............................     7
  Asset-Backed Securities...................................    10
  Risk Factors Relating to Investing in Mortgage-Related and
    Asset-Backed Securities.................................    10
  Duration..................................................    11
  Derivative Instruments....................................    12
  Foreign Securities........................................    15
  Foreign Currency Options and Related Risks................    17
  Forward Foreign Currency Exchange Contracts...............    18
  Foreign Investment Risks..................................    19
  Risk Factors Relating to Investing in High Yield
    Securities..............................................    21
  Illiquid Securities.......................................    22
  Reverse Repurchase Agreements.............................    22
  Dollar Rolls..............................................    23
  Borrowing.................................................    23
  Loans of Portfolio Securities.............................    23
  When-Issued Securities....................................    23
  Real Estate Investment Trusts.............................    24
  Shares of Other Investment Companies......................    24
  Short Sales Against-the-Box...............................    24
  Corporate Loans...........................................    24
  Temporary Defensive Position..............................    24
Management of the Fund......................................    24
  Management and Advisory Arrangements......................    26
  Administration Arrangements...............................    27
  Code of Ethics............................................    28
Purchase of Shares..........................................    29
  Initial Sales Charge Alternatives -- Class I and Class A
    Shares..................................................    30
  Reduced Initial Sales Charges.............................    31
  Deferred Sales Charge Alternatives -- Class B and Class C
    Shares..................................................    33
  Distribution Plans........................................    35
  Limitations on the Payment of Deferred Sales Charges......    36
Redemption of Shares........................................    36
  Redemption................................................    37
  Repurchase................................................    38
  Reinstatement Privilege -- Class I and Class A Shares.....    38
Pricing of Shares...........................................    38
  Determination of Net Asset Value..........................    38
  Computation of Offering Price Per Share...................    40
Portfolio Transactions and Brokerage........................    40
  Transactions in Portfolio Securities......................    40
Shareholder Services........................................    42
  Investment Account........................................    42
  Exchange Privilege........................................    42
  Fee-Based Programs........................................    44
  Retirement Plans..........................................    44
  Automatic Investment Plans................................    45
  Automatic Dividend Reinvestment Plan......................    45
  Systematic Withdrawal Plans...............................    45
Dividends and Tax Status....................................    46
Performance Data............................................    47
General Information.........................................    49
  Description of Shares.....................................    49
  Issuance of Fund Shares for Securities....................    50
  Redemption in Kind........................................    50
  Independent Auditors......................................    51
  Custodian.................................................    51
  Transfer Agent............................................    51
  Legal Counsel.............................................    51
  Reports to Shareholders...................................    51
  Shareholder Inquiries.....................................    51
  Additional Information....................................    51
  Principal Holders.........................................    52
Appendix--Description of Ratings............................   A-1

                                 TRUST HISTORY

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. Before October 7, 1994, the Trust was called "Olympic Trust," and before
October   , 2000, the Trust was called "Hotchkis and Wiley Funds." The Trust is a diversified, open-end, management investment company currently consisting of
ten separate funds. Prior to October   , 2000, the Fund was called the Low
Duration Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to maximize long-term total return, consistent with preservation of capital.

     The Fund is a "feeder" fund that invests all of its assets in the Portfolio, which has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Portfolio. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term "Fund" to include the Portfolio. There can be no assurance that the investment objective of the Fund or the investment objective of the Portfolio will be realized. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Portfolio is a fundamental policy of the Portfolio and may not be changed without the approval of a majority of the Portfolio's outstanding voting securities as defined in the 1940 Act. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's and the Portfolio's investment objective and policies.

     Mercury Advisors (the "Investment Adviser"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, the Fund may not:

      1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry; provided that the Fund may invest all of its assets in an open-end, management investment company, or portfolio thereof, with substantially the same investment objective and policies as the Fund, without regard to the limitations set forth in this paragraph.

      2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

      4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. (The Fund may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300%.)

      5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; provided that the Fund may invest all of its assets in an open-end management investment company, or portfolio thereof, with substantially the same investment objective and policies as the Fund, without regard to the limitations set forth in this paragraph.

      6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; provided that the purchase by the Fund of securities issued by an open-end management investment company, or portfolio thereof, with substantially the same investment objective and policies as the Fund shall not constitute an underwriting for purposes of this paragraph.

      7. Make investments for the purpose of exercising control or management; provided that the Fund may invest all of its assets in an open-end management investment company, or portfolio thereof, with substantially the same investment objective and policies as the Fund, without regard to the limitations set forth in this paragraph.

      8. Participate on a joint or joint and several basis in any trading account in securities.

Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS

     A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" as used in the Prospectus is intended to include all manner of fixed-income securities, debt securities, asset-backed and mortgage-backed securities and other debt obligations unless specifically defined or the context requires otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks,

Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

MUNICIPAL OBLIGATIONS

     The Fund may invest in municipal obligations. The two principal classifications of municipal bonds, notes and commercial paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include states, counties, cities, towns and other governmental units. Revenue bonds, notes and commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multifamily housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

     Included within the revenue bonds category are participations in municipal lease obligations or installment purchase contracts of municipalities (collectively, "lease obligations"). State and local governments issue lease obligations to acquire equipment leases and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligations may experience difficulty in exercising their rights, including disposition of the property.

     Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisors to determine whether they may be subject to the federal alternative minimum tax.

     Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for the use of the facilities. The viability of a resource recovery project, environmental protections regulations and project operator tax incentives may affect the value and credit quality of these obligations.

     Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

     A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation has terms which provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

     Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

     Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

CORPORATE DEBT SECURITIES

     The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities of domestic or foreign issuers, which meet the ratings criteria set forth in the prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

     Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

     Ginnie Mae is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

     Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

     Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Adviser determines that the securities meet the Fund's quality standards.

     Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs also include REMICs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

     Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and the Fund may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     The Fund may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indexes would include the eleventh district cost-of-funds index ("COFI"), the London Interbank Offered Rate ("LIBOR"), one-year Treasury yields, and ten-year Treasury yields.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

     Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage-Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended ("Securities Act"). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

     Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

ASSET-BACKED SECURITIES

     The Fund may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through or in a pay-through structure similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objective and policies of the Fund.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

     The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest rates. The Investment Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

DURATION

     In selecting securities for the Fund, the Investment Adviser makes use of the concept of duration for fixed-income securities. Duration is a measure of the expected life of a fixed-income security. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

     Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

     Short futures or put options positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

DERIVATIVE INSTRUMENTS

     As indicated in the prospectus, to the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities, securities indexes and foreign currencies and enter into forward contracts, futures contracts and use options on futures contracts. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will mark as segregated cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, futures contracts, swap agreements and options to avoid leveraging of the Fund.

     Options on Securities and on Securities Indexes. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts, as specified for the Fund in its prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

     The Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

     The Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian or futures commission merchant a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Limitations on Use of Futures and Options Thereon. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited as margin with a futures commission merchant or the custodian, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited as margin with a futures commission merchant or the custodian, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited as margin with a futures commission merchant or the custodian, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, equity securities or other liquid, unencumbered assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     In order to comply with current applicable regulations of the CFTC pursuant to which the Trust avoids being deemed a "commodity pool operator," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of the Fund's assets.

     Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

     The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund's investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

     The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded secondary market for such futures contracts.

     The successful use of transactions in futures and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

FOREIGN SECURITIES

     The Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets.

     The Fund may also invest in fixed-income securities of issuers located in emerging foreign markets. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, South Korea, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Investment Adviser will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund expects to expand and further broaden the group of emerging markets in which it invests.

     From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Investment Adviser believes that the Fund's ability to invest in emerging markets throughout the world can assist in the overall diversification of the Fund's portfolio.

     The Fund may invest in the following types of emerging market fixed-income securities: (1) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds (described below); (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (3) fixed-income securities issued by banks and other business entities; and (4) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by the Fund may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Fund may invest.

     The Fund may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

     Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Investment Adviser's analysis of credit risk and its consideration of a number of factors, including: (1) prospects for relative economic growth among the different countries in which the Fund may invest; (2) expected levels of inflation; (3) government policies influencing business conditions; (4) the outlook for currency relationships; and (5) the range of the individual investment opportunities available to international investors. The Investment Adviser's emerging market sovereign credit analysis includes an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon a credit risk analysis of potential issuers, the characteristics of the security, the interest rate sensitivity of the various debt issues available with respect to a particular issuer, an analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Fund may invest are not subject to any minimum credit quality standards.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

     The Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     Risks of Options Trading. The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

     Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.

     The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund marks as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FOREIGN INVESTMENT RISKS

     Foreign Market Risk. The Fund may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Prices of foreign securities may fluctuate more than prices of securities traded in the United States.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are now listed, traded, declaring dividends and making other payments only in euros.

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

     Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds the foreign securities in which it invests outside the United States in foreign banks and securities depositories. These foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

     Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES

     A description of security ratings is attached as an Appendix. Lower-rated or unrated (that is, high yield) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Investment Adviser considers both credit risk and market risk in making investment decisions for the Fund.

     The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value prior to the sale.

     Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements, whereby the Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the limit applicable to borrowings.

DOLLAR ROLLS

     The Fund may use dollar rolls as part of its investment strategy. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same type and coupon) on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

     The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to their obligations with respect to dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. If the buyer of the securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the limit applicable to borrowings.

BORROWING

     The Fund may borrow for temporary, emergency or investment purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of achieving income, the Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of short-term, high quality debt securities, including U.S. government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit, maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

     The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

SHORT SALES AGAINST-THE-BOX

     The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                             MANAGEMENT OF THE FUND

     The Trustees oversee the actions of the Fund's Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The same individuals serve as Trustees of the Master Trust. The Trustees (* denotes "interested" Trustee as defined in the 1940 Act, due to the relationship with the Investment Adviser) and officers of the Trust are:

     MICHAEL BAXTER* (37) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since 1999); Managing Director of the Investment Adviser (since 1996); Partner of the Investment Adviser (1994 - 1996); Portfolio Manager of the Investment Adviser (since 1990).

     ROBERT L. BURCH III (66) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).

     JOHN A. G. GAVIN (69) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (since 1994); Chairman, Gamma Services Corp. (venture capital) (since 1968); Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S. Ambassador to Mexico (1981 - 1986); Director, Apex Mortgage Capital, Inc., Atlantic Richfield Co., International Wire Corp. and Krause's Furniture.

     JOE GRILLS (65) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") (since 1986); Member of CIEBA's Executive Committee (since
1988) and its Chairman (from 1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute (since 1997); Director, Duke Management Company (since 1992) and Vice Chairman (since 1998); Director, Kimco Realty Corporation (since 1997); Director, LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since 1998); Trustee or Director of 24 registered investment companies (consisting of 56 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NIGEL HURST-BROWN* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since
1999); Managing Director of the Investment Adviser (since 1998); Director of Mercury Asset Management Group Plc. (since 1990).

     MADELEINE A. KLEINER (49) -- Trustee -- 1900 Avenue of the Stars, Suite 1700, Los Angeles, CA 90067. Former Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).

     RICHARD R. WEST (62) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. and Vornado Operating (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 62 registered investment companies (consisting of 86 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NANCY D. CELICK (49) -- President -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Chief Administrative Officer of the Investment Adviser (since 1998); Chief Financial Officer of the Investment Adviser
(1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).

     DONALD C. BURKE (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-9011. Senior Vice President and Treasurer of the Investment Adviser (since 1999); Senior Vice President and Treasurer of Princeton Services, Inc. (since 1999); Vice President of FAM Distributors, Inc. (since 1999); First Vice President of the Investment Adviser (1990 - 1997).

     ANNA MARIE S. LOPEZ (32) -- Assistant Treasurer and Assistant
Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Investment Adviser (since 1997); Manager, Price Waterhouse (1991 - 1997).

     TURNER SWAN (38) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Attorney with the Investment Adviser (since 1997); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).

     GRACIE FERMELIA (38) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Investment Adviser (since 2000); Vice President of the Investment Adviser
(1994 - 2000); Senior Manager, Price Waterhouse (1985 - 1994).

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended June 30, 2000 and the aggregate compensation paid to the Trustees for service on the Trust's Board and that of any other fund for which the Investment Adviser serves as investment adviser or which has an investment adviser that is an affiliated person of the Investment Adviser ("Fund Complex") for the year ended December 31, 1999.

                                                                      TOTAL 1999
                                                                     COMPENSATION
                                                                      FROM TRUST
                                                                       AND FUND
                                                      AGGREGATE        COMPLEX
                                                     COMPENSATION        PAID
                  NAME OF TRUSTEE                     FROM TRUST     TO TRUSTEES*
                  ---------------                    ------------    ------------
Michael Baxter.....................................    $   -0-         $    -0-
Robert L. Burch III................................    $               $ 34,000
John A. G. Gavin...................................    $               $ 25,000
Joe Grills.........................................    $               $232,333
Nigel Hurst-Brown..................................    $   -0-         $    -0-
Robert B. Hutchinson**.............................    $               $ 34,000
Madeleine A. Kleiner...............................    $               $ 18,000
Merle T. Welshans**................................    $               $ 34,000
Richard R. West....................................    $               $422,225

---------------
 * Each Trustee also serves as a Trustee of the Mercury HW Variable Trust, the Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by the Investment Adviser and its advisory affiliates.

** Messrs. Hutchinson and Welshans retired on November 12, 1999.

     The Trustees may be eligible for reduced sales charges on purchases of Class I shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

     For information as to ownership of shares, see "General
Information -- Principal Holders."

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Investment Advisory Services and Fee. The Fund currently invests all of its assets in shares of the Portfolio. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Master Trust. The Master Trust has entered into an investment advisory agreement for the Portfolio with the Investment Adviser as investment adviser (the "Advisory Agreement"). Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Portfolio and constantly reviews the Portfolio's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Master Trust. The Investment Adviser receives for its services to the Portfolio a monthly fee at an annual rate of 0.21% of the Portfolio's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Portfolio for each day during the month.

     Prior to October      , 2000, the Fund did not invest its shares in the
Portfolio and was party to an investment advisory agreement under which it paid Merrill Lynch Investment Managers, L.P., an affiliate of the Investment Adviser, a fee at the annual rate of 0.46% of its average daily net assets. For the fiscal years ended June 30, 2000, 1999 and 1998, the Fund paid Merrill Lynch Investment
Managers, L.P. $            , $1,469,150 and $773,803, respectively. As a result
of its agreement to limit Fund expenses, for these years Merrill Lynch
Investment Managers, L.P. waived a portion of its fee in the amount of $       ,
$230,145 and $144,309, respectively.

     Securities held by the Portfolio may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Payment of Master Trust Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Master Trust. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser. The Portfolio pays, or causes to be paid, all other expenses incurred in the operation of the Portfolio (except to the extent paid by FAM Distributors, Inc. (the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Portfolio. Accounting services are provided to the Portfolio by the Investment Adviser or an affiliate of the Investment Adviser, and the Portfolio reimburses the Investment Adviser or an affiliate of the Investment Adviser for its costs in connection with such services.

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Princeton Services, Inc. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will continue in effect for two years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Master Trust or by a majority of the outstanding shares of the Portfolio and (b) by a majority of the Trustees of the Master Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Portfolio or by the Investment Adviser without penalty on 60 days' written notice to the other party.

ADMINISTRATION ARRANGEMENTS

     The Fund has entered into an Administration Agreement (the "Administration Agreement") with the Investment Adviser acting as Administrator (the "Administrator"). The Administrator receives for its services to the Fund
monthly compensation at the annual rate of    % of the average daily net assets
of the Fund.

     The Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees who are affiliated persons of the Administrator or any of its affiliates. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and Financial Data Services, Inc. (the "Transfer Agent"), expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of its shares. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the 1940 Act. See "Purchase of
Shares -- Distribution Plan." Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

     Duration and Termination. Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter it will remain in effect from year to year if approved annually
(a) by the Board of Trustees and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Transfer Agency Services. The Transfer Agent, a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $16.00 to $20.00 per account (depending on the level of services required), and certain other fees relating to special processing of sub-transfer agency relationships. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

     Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Master Trust and the Trust each have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Master Trust, the Fund, the Investment Adviser and the Distributor (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and the Distributor and, as described below, imposes additional more onerous restrictions on fund investment personnel.

     The Code of Ethics requires that all employees of the Investment Adviser and the Distributor pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and the Distributor include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days, before or after, of trading by the Fund in the same or equivalent security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class A shares, are imposed directly against those classes and not against all assets of the Fund, and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs in relation to a particular class are borne exclusively by that class. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Distribution Plan for Class A shares). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class I and Class A shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by selected securities dealers or other financial intermediaries prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of regular trading on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of regular trading on the NYSE on that day, such orders shall be deemed received on the next business day. Selected securities dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to purchase shares at that day's offering price.

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the selected securities dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS I AND CLASS A SHARES

     Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares.

     Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares, because there is an account maintenance fee imposed on Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who owned Investor Class shares or who currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the participant has $3 million or more initially invested in affiliate-advised investment companies. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of investment companies advised by the Investment Adviser or its affiliates, including the Fund, and to employees of certain selected securities dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares.

Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other affiliate-advised funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

     The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such selected securities dealers or other financial intermediaries. Since selected securities dealers or other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

     Reinvested Dividends. No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected securities dealer or other financial intermediary.

     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Purchase Privileges of Certain Persons. Trustees of the Trust and Trustees of the Master Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Adviser, Merrill Lynch Investment Managers, L.P., Merrill Lynch Investment Managers, International, Limited and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected securities dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class I and Class A shares are also offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

     Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

     Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

     A waived sales charge on a purchase of Class I shares will apply to current beneficial shareholders who were also beneficial shareholders of the Fund as of
the opening of business of the Fund on October   , 2000.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

     Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

     Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC:

                                            CDSC AS A PERCENTAGE
                                              OF DOLLAR AMOUNT
     YEAR SINCE PURCHASE PAYMENT MADE        SUBJECT TO CHARGE
     --------------------------------       --------------------
0-1.......................................           --%
1-2.......................................           --%
2-3.......................................           --%
3-4.......................................           --%
4 and thereafter..........................          None

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore,
$400 of the $600 redemption proceeds will be charged at a rate of    % (the
applicable rate in the third year after purchase).

     As discussed in the Prospectus under "Account Choices -- Pricing of
Shares -- Class B and C Shares -- Deferred Sales Charge Options," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an individual retirement account ("IRA") or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

     The charge may also be reduced or waived in other instances, such as: (a) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (b) redemptions in connection with participation in certain fee-based programs of the Investment Adviser or its affiliates; (c) redemptions in connection with participation in certain fee-based programs of selected securities dealers and other financial intermediaries that have agreements with the Investment Adviser or Distributor; or (d) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established. See "Shareholder Services -- Fee-Based Programs" and
"-- Systematic Withdrawal Plan."

     Conversion of Class B Shares to Class A Shares. After approximately ten years (the "Conversion Period"), Class B shares of the Fund will be converted automatically into Class A shares of the Fund. Class A shares are subject to an
ongoing account maintenance fee of    % of the average daily net assets of the
Fund but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

     The Conversion Period may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Class C shares that are redeemed within one year of purchase may be subject
to a    % CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plans. See "Shareholder Services -- Systematic Withdrawal Plan."

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers and other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the "NASD") asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

     Reference is made to "Account Choices -- Pricing of Shares" in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plans for each of the Class A, Class B and Class C shares provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the
annual rate of    % of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) in connection with account maintenance activities with respect to Class A, Class B and Class C shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan).

     The Distribution Plans for each of the Class B and Class C shares provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate
of    % of the average daily net assets of the Class B shares and    % of the
average daily net assets of the Class C shares in order to compensate the Distributor and selected securities dealers or other financial intermediaries (pursuant to sub-agreements) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to securities dealers and other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distributor to compensate securities dealers and other financial intermediaries in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class I and Class A shares of the Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of each Distribution Plan to the Fund and the related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of its Distribution Plans and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from each Distribution Plan may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information will be presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

     For the fiscal year ended June 30, 2000, the Fund made payments of $ to the Distributor under the Rule 12b-1 Plan for the Distributor Class shares (which were redesignated as Class A shares).

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The Master Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Master Trust and the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-236-4479. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

REPURCHASE

     The Fund also will repurchase its shares through a shareholder's listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of regular trading on the NYSE (generally, regular trading on the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of regular trading on the NYSE on the same day.

     Selected securities dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers and other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other selected securities dealers may be higher or lower. Repurchases made through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS I AND CLASS A SHARES

     Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at the net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "Account Choices -- How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Administrator and Distributor, are accrued daily.

     The principal assets of the Fund will normally be its interest in the underlying Portfolio, which will be valued at its net asset value. Net asset value of the Portfolio is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the investment advisory fees, are accrued daily.

     The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. Moreover, the per share net asset value of the Class B and Class C shares of the Fund generally will be lower than the per share net asset value of Class A shares of the Fund, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Portfolio writes an option, the amount of the premium received is recorded on the books of the Master Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Master Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Master Trust.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's net asset value.

     Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each day the NYSE is open for trading. The value of each investor's (including the Fund's) interest in the Portfolio will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Portfolio. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio after the close of regular trading on the NYSE on the next determination of net asset value of the Portfolio.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of the Fund based on the net asset value of the Fund's shares on June 30, 2000 is as follows:

                                                            CLASS I   CLASS A   CLASS B   CLASS C
                                                            -------   -------   -------   -------
Net Assets................................................  $         $         $         $
                                                            -------   -------   -------   -------
Number of Shares Outstanding..............................
                                                            -------   -------   -------   -------
Net Asset Value Per Share (net assets divided by number of
  shares outstanding).....................................  $         $         $         $
                                                            -------   -------   -------   -------
Sales Charge (for Class I and Class A Shares;      % of
  Offering Price; (     % of net amount invested))*.......                           **        **
                                                            -------   -------   -------   -------
Offering Price............................................  $         $         $         $
                                                            -------   -------   -------   -------

---------------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" herein. No Class B and Class C shares were outstanding on June 30, 2000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Because the Fund will invest exclusively in shares of the Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Trust. Subject to policies established by the Board of Trustees of the Master Trust, the Investment Adviser is primarily responsible for the execution of the Master Trust's portfolio transactions and the allocation of brokerage. The Master Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Portfolio does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees of the Master Trust, the Investment Adviser may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Portfolio; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Portfolio.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Portfolio. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Portfolio will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Portfolio may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     The Master Trust anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Master Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Foreign equity securities may be held by the Master Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Master Trust's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Master Trust intends to manage the Portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Master Trust's portfolio strategies.

     The Master Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Master Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolio will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Master Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Master Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Master Trust and annual statements as to aggregate compensation will be provided to the Master Trust. Securities may be held by, or be appropriate investments for, the Master Trust as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Portfolio or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

     Shareholders considering transferring their Class I or Class A shares from a selected securities dealer to another brokerage firm or financial institution should be aware that, if the firm to which the Class I or Class A shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class I or Class A shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class I or Class A shares.

     Shareholders interested in transferring their Class B or Class C shares from a selected securities dealer or other financial intermediary and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

     Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury mutual funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I, Class A, Class B and Class C shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days.

Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class I and Class A Shares. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund.

     Exchanges of Class I or Class A shares outstanding ("outstanding Class I or Class A shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis. For purposes of the exchange privilege, Class I and Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

     Exchanges of Class B and Class C Shares. In addition, the funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of another Mercury mutual fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange was made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund ("new Mercury Fund") after having held the Fund's Class B
shares for two-and-a-half years. The    % CDSC that generally would apply to a
redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of new Mercury Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two-and-a-half-year holding period of the Fund's Class B shares to the four-year holding period for the new Mercury Fund Class B shares, the investor will be deemed to have held the new Mercury Fund Class B shares for more than six years.

     Exchanges for Shares of a Money Market Fund. Class I and Class A shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of affiliate-advised Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of affiliate-advised Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate
of    % of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial consultant for further information.

     Prior to October 12, 1998, exchanges from other affiliate-advised Funds into a money market fund were directed to certain affiliate-advised money market funds other than Summit. Shareholders who exchanged affiliate-advised Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her financial consultant, who will advise the relevant Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their selected securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected securities dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Programs) is available in each such Program's client agreement and from the Transfer Agent at 1-800-236-4479.

RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and educational savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected securities dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Shareholders may, at any time, by written notification to their selected securities dealer or other financial intermediary if their account is maintained with a selected securities dealer or other financial intermediary, or by written notification or by telephone (1-800-236-4479) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as of the close of regular trading on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of regular trading on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

                            DIVIDENDS AND TAX STATUS

     The Fund has qualified as a regulated investment company. Qualification as a regulated investment company ("RIC") requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order not to be subject to federal taxation, the Fund must distribute to its shareholders at least 90% of its investment company taxable income earned in each year.

     The Fund is required to pay an excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability. The Fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     In determining the extent to which the Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends received deduction.

     Special rules apply to the treatment of certain forward foreign currency exchange contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund must be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Except to the extent that such gains or losses are treated as "Section 988" gains or losses, as described below, sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains, referred to as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any ordinary dividend distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by the Fund constitute a replacement of shares.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See "Pricing of Shares -- Determination of Net Asset Value."

     Because the Portfolio will be classified as a partnership for tax purposes, the Fund will be entitled to look to the underlying assets of the Portfolio in which it has invested for purposes of satisfying various requirements of the Code applicable to regulated investment companies. If any of the facts upon which this classification is premised change in any material respect then the Board of Trustees will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund's investment from the Portfolio and to retain an investment adviser to manage the Fund's assets in accordance with the investment policies applicable to the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C Shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and the distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Average annual total returns for the periods ended June 30, 2000 are as follows:

                                         ONE     FIVE       SINCE
                                        YEAR     YEARS    INCEPTION
                                        -----    -----    ---------
Investor Class........................                                 (Since 5/18/93)
Distributor Class.....................             N/A                 (Since 9/24/99)


     In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     Yield. Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                       YIELD  =  2 [((a - b) + 1)(6) - 1]
                                      -----
                                        cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

     The 30-day yields for the Fund for the period ended June 30, 2000 were
     % (Investor Class) and      % (Distributor Class).

     In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Lehman Brothers Aggregate Bond Index, Standard & Poor's 500 Composite Stock Price Index and other published indexes. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to (i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons), (ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron's, Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund is a "feeder" fund that invests in the Portfolio. Investors in the Fund will acquire an indirect interest in the Portfolio. The Portfolio accepts investments from other feeder funds, and all of the feeders of the Portfolio bear the Portfolio's expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio also may reduce certain transaction costs to the extent that contributions to and redemptions from the Master Trust from different feeders may offset each other and produce a lower net cash flow. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same Portfolio on more attractive terms, or could experience better performance, than another feeder.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share, except that the Class B and C shares are subject to distribution fees payable under the Plans of Distribution. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

     The Trust or any Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the portfolios based upon: (1) relative net assets; (2) as incurred on a specific identification basis; or (3) evenly among the portfolios, depending on the nature of the expenditure.

     Except for (1) changes which do not adversely affect the rights of Trust shareholders; (2) a change in the name of the Trust, or a series or class thereof; (3) authorization of a new series or class; (4) changes to supply any omission or correct any ambiguous or defective provision; or (5) changes required by any federal, state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

     Whenever the Master Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Portfolio. The Fund may withdraw from the Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly.

     The Master Trust is organized as a Delaware business trust. Whenever the Fund is requested to vote on any matter relating to the Master Trust, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been selected as the independent auditors of the Fund and the Master Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of the Portfolio's assets and the Fund's assets (the "Custodian"). Under its contract with the Trust and the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Trust and the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Trust's and the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's and the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, is counsel for the Master Trust and the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

     The Fund's financial statements are incorporated in this Statement of Additional Information by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no charge by calling 1-800-236-4479 between 8:00 a.m. and 8:00 p.m. on any business day.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

PRINCIPAL HOLDERS

     [to come]

                       APPENDIX -- DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa" -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through B. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A" -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" -- Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"PRIME-1" -- Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of these characteristics:
     - Leading market positions in well-established industries.
     - High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

"PRIME-2" -- Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate alternate liquidity is maintained.

MUNICIPAL BOND RATINGS:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities, but having neither a variable rate nor demand feature. Factors used in determining ratings include liquidity of the borrower and short-term cyclical elements.

STANDARD & POOR'S RATING GROUP

BOND RATINGS:

"AAA" -- An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its commitment on the obligation.

Obligations rated BB and B are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1" -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

"A-2" -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL BOND RATINGS:

S&P uses SP-1, SP-2 and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

FITCH INVESTORS SERVICE, INC.

BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA" -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" -- High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" -- Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

"BB" -- Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" -- Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

PLUS (+) MINUS (--) -- Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to short-term ratings other than "F1."

SHORT-TERM DEBT RATINGS:

"F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS CREDIT RATING CO.

BOND RATINGS:

The following summarizes the ratings used by Duff & Phelps for long-term debt:

"AAA" -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA+," "AA," "AA--" -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A+," "A," "A--" -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB+," "BBB," "BBB--" -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

"BB+," "BB," "BB--" -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

"B+," "B," "B--" -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

SHORT-TERM DEBT RATINGS:

"D-1+" -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1" -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1--" -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"D-2" -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                      STATEMENT OF ADDITIONAL INFORMATION

                       MERCURY SHORT-TERM INVESTMENT FUND
                              OF MERCURY HW FUNDS

      725 South Figueroa Street, Suite 4000, Los Angeles, California 90017
                            Phone No. (800) 236-4479

                            ------------------------

     Mercury Short-Term Investment Fund (the "Fund") is a fund of Mercury HW Funds (the "Trust"). The Trust is a diversified, open-end management investment company which is organized as a Massachusetts business trust. The investment objective of the Fund is to seek to maximize long-term total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of bonds of different maturities. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     The Fund offers a single class (Class I) of shares. Only certain investors are eligible to purchase Class I shares. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the prospectus of the Fund, dated October   , 2000 (the
"Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-800-236-4479 or your financial consultant or other financial intermediary, or by writing to the Fund at Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's financial statements are incorporated by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no charge by calling 1-800-236-4479 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------

                     MERCURY ADVISORS -- INVESTMENT ADVISER
                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

                            ------------------------

    The date of this Statement of Additional Information is October   , 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Trust History...............................................    3
Investment Objective and Policies...........................    3
  Investment Restrictions...................................    3
  Repurchase Agreements.....................................    4
  Bonds.....................................................    4
  U.S. Government Securities................................    4
  Municipal Obligations.....................................    5
  Corporate Debt Securities.................................    6
  Convertible Securities....................................    6
  Mortgage-Related Securities...............................    7
  Asset-Backed Securities...................................   10
  Risk Factors Relating to Investing in Mortgage-Related and
    Asset-Backed Securities.................................   10
  Duration..................................................   11
  Derivative Instruments....................................   11
  Foreign Securities........................................   15
  Foreign Currency Options and Related Risks................   16
  Forward Foreign Currency Exchange Contracts...............   17
  Foreign Investment Risks..................................   18
  Swap Agreements...........................................   20
  Risk Factors Relating to Investing in High Yield
    Securities..............................................   21
  Illiquid Securities.......................................   21
  Reverse Repurchase Agreements.............................   22
  Dollar Rolls..............................................   22
  Borrowing.................................................   23
  Loans of Portfolio Securities.............................   23
  When-Issued Securities....................................   23
  Real Estate Investment Trusts.............................   23
  Shares of Other Investment Companies......................   23
  Short Sales Against-the-Box...............................   24
  Corporate Loans...........................................   24
  Temporary Defensive Position..............................   24
Management of the Fund......................................   24
  Advisory Arrangements.....................................   26
  Accounting and Administrative Services....................   27
  Code of Ethics............................................   28
Purchase of Shares..........................................   28
  Class I Shares............................................   29
  Reduced Initial Sales Charges.............................   30
Redemption of Shares........................................   31
  Redemption................................................   32
  Repurchase................................................   32
  Reinstatement Privilege -- Class I Shares.................   33
Pricing of Shares...........................................   33
  Determination of Net Asset Value..........................   33
  Computation of Offering Price Per Share...................   34
Portfolio Transactions and Brokerage........................   35
  Transactions in Portfolio Securities......................   35
Shareholder Services........................................   36
  Investment Account........................................   36
  Exchange Privilege........................................   37
  Fee-Based Programs........................................   38
  Retirement Plans..........................................   38
  Automatic Investment Plans................................   38
  Automatic Dividend Reinvestment Plan......................   38
  Systematic Withdrawal Plans...............................   39
Dividends and Tax Status....................................   39
Performance Data............................................   40
General Information.........................................   42
  Description of Shares.....................................   42
  Issuance of Fund Shares for Securities....................   43
  Redemption in Kind........................................   43
  Independent Auditors......................................   43
  Custodian.................................................   43
  Transfer Agent............................................   43
  Legal Counsel.............................................   44
  Reports to Shareholders...................................   44
  Shareholder Inquiries.....................................   44
  Additional Information....................................   44
  Principal Holders.........................................   44
Appendix--Description of Ratings............................  A-1

                                 TRUST HISTORY

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. Before October 7, 1994, the Trust was called "Olympic Trust," and before
October   , 2000, the Trust was called "Hotchkis and Wiley Funds." The Trust is a diversified, open-end, management investment company currently consisting of
ten separate funds. Prior to October   , 2000, the Fund was called the
Short-Term Investment Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to maximize long-term total return, consistent with preservation of capital. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's investment objective and policies.

     Mercury Advisors (the "Investment Adviser"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, the Fund may not:

      1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

      2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

      4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. (The Fund may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300%.)

      5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

      6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      7. Make investments for the purpose of exercising control or management.

      8. Participate on a joint or joint and several basis in any trading account in securities.

Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS

     A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" as used in the Prospectus is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party

(typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

MUNICIPAL OBLIGATIONS

     The Fund may invest in municipal obligations. The two principal classifications of municipal bonds, notes and commercial paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include states, counties, cities, towns and other governmental units. Revenue bonds, notes and commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multifamily housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

     Included within the revenue bonds category are participations in municipal lease obligations or installment purchase contracts of municipalities (collectively, "lease obligations"). State and local governments issue lease obligations to acquire equipment leases and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligations may experience difficulty in exercising their rights, including disposition of the property.

     Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisors to determine whether they may be subject to the federal alternative minimum tax.

     Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for the use of the facilities. The viability of a resource recovery project, environmental protections regulations and project operator tax incentives may affect the value and credit quality of these obligations.

     Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

     A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation has terms which provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

     Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

     Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

CORPORATE DEBT SECURITIES

     The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities of domestic or foreign issuers, which meet the ratings criteria set forth in the prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

     Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

     Ginnie Mae is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

     Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

     Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Adviser determines that the securities meet the Fund's quality standards.

     Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs also include REMICs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

     Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and the Fund may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     The Fund may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indexes would include the eleventh district cost-of-funds index ("COFI"), the London Interbank Offered Rate ("LIBOR"), one-year Treasury yields, and ten-year Treasury yields.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

     Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage-Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended ("Securities Act"). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

     Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

ASSET-BACKED SECURITIES

     The Fund may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through or in a pay-through structure similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objective and policies of the Fund.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

     The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest rates. The Investment Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

DURATION

     In selecting securities for the Fund, the Investment Adviser makes use of the concept of duration for fixed-income securities. Duration is a measure of the expected life of a fixed-income security. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

     Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

     Short futures or put options positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

DERIVATIVE INSTRUMENTS

     As indicated in the prospectus, to the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities, securities indexes and foreign currencies and enter into forward contracts, futures contracts and use options on futures contracts. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will mark as segregated cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, futures contracts, swap agreements and options to avoid leveraging of the Fund.

     Options on Securities and on Securities Indexes. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts, as specified for the Fund in its prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

     The Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

     The Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian or futures commission merchant, a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Limitations on Use of Futures and Options Thereon. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited as margin with a futures commission merchant or the custodian, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited as margin with a futures commission merchant or the custodian, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. government securities, equity securities or other liquid, unencumbered assets that, when added to the amounts deposited as margin with a futures commission merchant or the custodian, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. government securities, equity securities or other liquid, unencumbered assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     In order to comply with current applicable regulations of the CFTC pursuant to which the Trust avoids being deemed a "commodity pool operator," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of the Fund's assets.

     Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

     The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund's investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

     The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded secondary market for such futures contracts.

     The successful use of transactions in futures and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

FOREIGN SECURITIES

     The Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets.

     The Fund may also invest in fixed-income securities of issuers located in emerging foreign markets. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, South Korea, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Investment Adviser will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund expects to expand and further broaden the group of emerging markets in which it invests.

     From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Investment Adviser believes that the Fund's ability to invest in emerging markets throughout the world can assist in the overall diversification of the Fund's portfolio.

     The Fund may invest in the following types of emerging market fixed-income securities: (1) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds (described below); (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (3) fixed-income securities issued by banks and other business entities; and (4) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by the Fund may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Fund may invest.

     The Fund may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

     Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Investment Adviser's analysis of credit risk and its consideration of a number of factors, including: (1) prospects for relative economic growth among the different countries in which the Fund may invest; (2) expected levels of inflation; (3) government policies influencing business conditions; (4) the outlook for currency relationships; and (5) the range of the individual investment opportunities available to international investors. The Investment Adviser's emerging market sovereign credit analysis includes an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon a credit risk analysis of potential issuers, the characteristics of the security, the interest rate sensitivity of the various debt issues available with respect to a particular issuer, an analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Fund may invest are not subject to any minimum credit quality standards.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

     The Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     Risks of Options Trading. The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

     Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.

     The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund marks as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN INVESTMENT RISKS

     Foreign Market Risk. The Fund may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Prices of foreign securities may fluctuate more than prices of securities traded in the United States.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are now listed, traded, declaring dividends and making other payments only in euros.

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

     Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds the foreign securities in which it invests outside the United States in foreign banks and securities depositories. These foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

     Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SWAP AGREEMENTS

     The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES

     A description of security ratings is attached as an Appendix. Lower-rated or unrated (that is, high yield) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Investment Adviser considers both credit risk and market risk in making investment decisions for the Fund.

     The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value prior to the sale.

     Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements, whereby the Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the limit applicable to borrowings.

DOLLAR ROLLS

     The Fund may use dollar rolls as part of its investment strategy. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same type and coupon) on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

     The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to their obligations with respect to dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. If the buyer of the securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the limit applicable to borrowings.

BORROWING

     The Fund may borrow for temporary, emergency or investment purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of achieving income, the Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of short-term, high quality debt securities, including U.S. government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit, maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

     The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

SHORT SALES AGAINST-THE-BOX

     The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                             MANAGEMENT OF THE FUND

     The Trustees oversee the actions of the Fund's Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees (* denotes "interested" Trustee as defined in the 1940 Act, due to the relationship with the Investment Adviser) and officers of the Trust are:

     MICHAEL BAXTER* (37) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since 1999); Managing Director of the Investment Adviser (since 1996); Partner of the Investment Adviser (1994 - 1996); Portfolio Manager of the Investment Adviser (since 1990).

     ROBERT L. BURCH III (66) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).

     JOHN A. G. GAVIN (69) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (since 1994); Chairman, Gamma Services Corp. (venture capital) (since 1968); Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S. Ambassador to Mexico (1981 - 1986); Director, Apex Mortgage Capital, Inc., Atlantic Richfield Co., International Wire Corp. and Krause's Furniture.

     JOE GRILLS (65) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") (since 1986); Member of CIEBA's Executive Committee (since
1988) and its Chairman (from 1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute (since 1997); Director, Duke

Management Company (since 1992) and Vice Chairman (since 1998); Director, Kimco Realty Corporation (since 1997); Director, LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since 1998); Trustee or Director of 31 registered investment companies (consisting of 47 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NIGEL HURST-BROWN* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since
1999); Managing Director of the Investment Adviser (since 1998); Director of Mercury Asset Management Group Plc. (since 1990).

     MADELEINE A. KLEINER (49) -- Trustee -- 1900 Avenue of the Stars, Suite 1700, Los Angeles, CA 90067. Former Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).

     RICHARD R. WEST (62) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. and Vornado Operating (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 66 registered investment companies (consisting of 70 portfolios) for which the Investment Adviser or an affiliate is the adviser.

     NANCY D. CELICK (49) -- President -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Chief Administrative Officer of the Investment Adviser (since 1998); Chief Financial Officer of the Investment Adviser
(1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).

     DONALD C. BURKE (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-9011. Senior Vice President and Treasurer of the Investment Adviser (since 1999); Senior Vice President and Treasurer of Princeton Services, Inc. (since 1999); Vice President of FAM Distributors, Inc. (since 1999); First Vice President of the Investment Adviser (1990 - 1997).

     ANNA MARIE S. LOPEZ (32) -- Assistant Treasurer and Assistant
Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Investment Adviser (since 1997); Manager, Price Waterhouse (1991 - 1997).

     TURNER SWAN (38) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Attorney with the Investment Adviser (since 1997); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).

     GRACIE FERMELIA (38) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Investment Adviser (since 2000); Vice President of the Investment Adviser
(1994 - 2000); Senior Manager, Price Waterhouse (1985 - 1994).

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended June 30, 2000 and the aggregate compensation paid to the Trustees for service on the Trust's Board and that of any other fund for which the Investment Adviser serves as investment adviser or which has an investment adviser that is an affiliated person of the Investment Adviser ("Fund Complex") for the year ended December 31, 1999.

                                                                      TOTAL 1999
                                                                     COMPENSATION
                                                                      FROM TRUST
                                                                       AND FUND
                                                      AGGREGATE        COMPLEX
                                                     COMPENSATION        PAID
                  NAME OF TRUSTEE                     FROM TRUST     TO TRUSTEES*
                  ---------------                    ------------    ------------
Michael Baxter.....................................    $   -0-         $    -0-
Robert L. Burch III................................    $               $ 39,007
John A. G. Gavin...................................    $               $ 25,000
Joe Grills.........................................    $               $232,333
Nigel Hurst-Brown..................................    $   -0-         $    -0-
Robert B. Hutchinson**.............................    $               $ 34,000
Madeleine A. Kleiner...............................    $               $ 18,000
Merle T. Welshans**................................    $               $ 34,000
Richard R. West....................................    $               $422,225

---------------
 * Each Trustee also serves as a Trustee of Mercury HW Variable Trust, Fund Asset Management Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by the Investment Adviser and its advisory affiliates.

** Messrs. Hutchinson and Welshans retired on November 12, 1999.

     The Trustees may be eligible for reduced sales charges on purchases of Class I shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

     For information as to ownership of shares, see "General
Information -- Principal Holders."

ADVISORY ARRANGEMENTS

     Investment Advisory Services and Fee. The Trust on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser acting as investment adviser. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Fund. The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of 0.40% of the Fund's average daily net assets up to $100 million, 0.35% of the Fund's average daily net assets from $100 million through $249,999,999, 0.30% of the Fund's average daily net assets from $250,000,000 through $499,999,999 and 0.25% of the Fund's average daily net assets over $500 million. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Prior to October      , 2000, the Fund was party to an investment advisory
agreement under which it paid MLIM, an affiliate of the Investment Adviser, a fee at the annual rate of 0.40% of the Fund's average daily net assets under $100,000,000, 0.35% of the Fund's average daily net assets from $100,000,000 through $249,999,999, 0.30% of the Fund's average daily net assets from $250,000,000 through $499,999,999, and 0.25% of the Fund's average daily net assets over $500,000,000. For the fiscal years ended June 30, 2000, 1999 and
1998, the Fund paid Merrill Lynch Investment Managers, L.P. $            ,
$84,035 and $0, respectively. As a result of its agreement to limit Fund expenses, for these years Merrill Lynch Investment Managers, L.P. waived a
portion of its fee in the amount of $       , $85,670 and $105,600. For the year
ended June 30, 1998, the Fund paid no advisory fees and was reimbursed $11,030 by Merrill Lynch Investment Managers, L.P.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Payment of Fund Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by FAM Distributors, Inc. (the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser or an affiliate of the Investment Adviser, and the Fund reimburses the Investment Adviser or an affiliate of the Investment Adviser for its costs in connection with such services.

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are Merrill Lynch & CO. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Princeton Services, Inc. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually
(a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

ACCOUNTING AND ADMINISTRATIVE SERVICES

     The Trust has entered into a Fund Accounting and Administration Servicing Agreement (the "Fund Accounting Agreement") with the Investment Adviser acting as service provider. The Fund Accounting Agreement obligates the Investment Adviser to provide certain accounting and administrative services to the Trust. The Trust reimburses the Investment Adviser for its costs in connection with such services.

     Transfer Agency Services. The Transfer Agent, a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $16.00 to $20.00 per account (depending on the level of services required) and certain other fees relating to special processing of sub-transfer agency relationships. The Transfer Agent is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

     Distribution Expenses. The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust, the Investment Adviser and the Distributor (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and the Distributor and, as described below, imposes additional more onerous restrictions on fund investment personnel.

     The Code of Ethics requires that all employees of the Investment Adviser and the Distributor pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and the Distributor include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days, before or after, of trading by the Fund in the same or equivalent security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues a single class of shares. Each share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights.

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the shares. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by selected securities dealers or other financial intermediaries prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of regular trading on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of regular trading on the NYSE on that day, such orders shall be deemed received on the next business day. Selected securities dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to purchase shares at that day's offering price.

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the selected securities dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

CLASS I SHARES

     Class I shares will be subject to an initial sales charge, unless you qualify for a reduction or waiver of the sales charge. See "Reduced Initial Sales Charges."

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who owned Investor Class shares or who currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the participant has $3 million or more initially invested in Affiliate-Advised investment companies. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of investment companies advised by the Investment Adviser or its affiliates, including the Fund, and to employees of certain selected securities dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other affiliate-advised funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings of other Mercury mutual funds, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases.

     The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such selected securities dealers or other financial intermediaries. Since selected securities dealers or other financial intermediaries selling Class I shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

     Reinvested Dividends. No initial sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's selected securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I shares equal to 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected securities dealer or other financial intermediary.

     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Purchase Privileges of Certain Persons. Trustees of the Trust and of other investment companies advised by the Investment Adviser or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Adviser, Merrill Lynch Investment Managers, L.P., Merrill Lynch Investment Managers International Limited and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected securities dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class I shares are also offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

     Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

     A waived sales charge on a purchase of Class I shares will apply to current beneficial shareholders who were also beneficial shareholders of the Fund as of
the opening of business of the Fund on October   , 2000.

                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. There will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-236-4479. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

REPURCHASE

     The Fund also will repurchase its shares through a shareholder's listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of regular trading on the NYSE (generally, regular trading on the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of regular trading on the NYSE on the same day.

     Selected securities dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of regular trading on the NYSE in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund. Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers and other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other selected securities dealers may be higher or lower. Repurchases made through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS I SHARES

     Shareholders of the Fund who have redeemed their Class I shares have a privilege to reinstate their accounts by purchasing Class I shares of the Fund at the net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "Account Choices -- How Shares are Priced" in the Prospectus.

     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's net asset value.

     Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for shares of the Fund based on the net asset value of the Fund's shares on June 30, 2000 is as follows:

Net Assets..................................................  $
                                                              -------
Number of Shares Outstanding................................
                                                              -------
Net Asset Value Per Share (net assets divided by number of
  shares outstanding).......................................  $
                                                              -------
Sales Charge (for Class I Shares; 2.00% of Offering Price;
  (     % of net amount invested))*.........................
                                                              -------
Offering Price..............................................  $
                                                              -------

---------------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Investment Adviser may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

     Shareholders considering transferring their Class I shares from a selected securities dealer to another brokerage firm or financial institution should be aware that, if the firm to which the Class I shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those shares.

     Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury mutual funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class I Shares. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange.

     Exchanges of Class I shares outstanding ("outstanding Class I shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I shares in the initial purchase and any subsequent exchange. Class I shares issued pursuant to dividend reinvestment are sold on a no-load basis. For purposes of the exchange privilege, Class I shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I shares on which the dividend was paid. Based on this formula, Class I shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

     Exchanges for Shares of a Money Market Fund. Class I shares are exchangeable for Class A shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of affiliate-advised Funds. This exchange privilege does not apply with respect to certain fee-based programs for which alternative exchange arrangements may exist. Please see your financial consultant for further information.

     Prior to October 12, 1998, exchanges from other affiliate-advised Funds into a money market fund were directed to certain affiliate-advised money market funds other than Summit. Shareholders who exchanged affiliate-advised Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her financial consultant, who will advise the relevant Fund of the exchange. Shareholders of the Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their selected securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in certain Programs may result in the redemption of shares held therein. [In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based on the current value of such shares.] These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Additional information regarding certain specific Programs offered through particular selected securities dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Programs) is available in each such Program's client agreement and from the Transfer Agent at 1-800-236-4479.

RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Dividends received in retirement plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and educational savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected securities dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Shareholders may, at any time, by written notification to their selected securities dealer or other financial intermediary if their account is maintained with a selected securities dealer or other financial intermediary, or by written notification or by telephone (1-800-236-4479) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount to be redeemed. Redemptions will be made at net asset value as of the close of regular trading on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of regular trading on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

                            DIVIDENDS AND TAX STATUS

     The Fund has qualified as a regulated investment company. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order not to be subject to federal taxation, the Fund must distribute to its shareholders at least 90% of its investment company taxable income earned in each year.

     The Fund is required to pay an excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability. The Fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     In determining the extent to which the Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends received deduction.

     Special rules apply to the treatment of certain forward foreign currency exchange contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund must be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Except to the extent that such gains or losses are treated as "Section 988" gains or losses, as described below, sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains, referred to as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any ordinary dividend distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by the Fund constitute a replacement of shares.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Average annual total returns for the periods ended June 30, 2000 are as follows:

                                         ONE     FIVE       SINCE
                                         YEAR    YEARS    INCEPTION
                                         ----    -----    ---------
Class I................................  4.75%   5.76%      5.94%      (Since 5/18/93)


     In order to reflect the reduced sales charges applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     Yield. Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                       YIELD  =  2 [((a - b) + 1)(6) - 1]
                                      -----
                                       cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

     The 30-day yield for the Fund for the period ended June 30, 2000 was      %
(Class I).

     In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Lehman Brothers Aggregate Bond Index, Standard & Poor's 500 Composite Stock Price Index and other published indexes. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to (i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons), (ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron's, Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

     The Trust or the Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the portfolios based upon: (1) relative net assets; (2) as incurred on a specific identification basis; or (3) evenly among the portfolios, depending on the nature of the expenditure.

     Except for (1) changes which do not adversely affect the rights of Trust shareholders; (2) a change in the name of the Trust, or a series or class thereof; (3) authorization of a new series or class; (4) changes to supply any omission or correct any ambiguous or defective provision; or (5) changes required by any federal, state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of the Fund's assets (the "Custodian"). Under its contract with the Trust, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Trust to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

PRINCIPAL HOLDERS

     [to come]

                       APPENDIX -- DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa" -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through B. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A" -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" -- Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"PRIME-1" -- Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of these characteristics:
     - Leading market positions in well-established industries.
     - High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

"PRIME-2" -- Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate alternate liquidity is maintained.

MUNICIPAL BOND RATINGS:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities, but having neither a variable rate nor demand feature. Factors used in determining ratings include liquidity of the borrower and short-term cyclical elements.

STANDARD & POOR'S RATING GROUP

BOND RATINGS:

"AAA" -- An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its commitment on the obligation.

Obligations rated BB and B are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1" -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

"A-2" -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL BOND RATINGS:

S&P uses SP-1, SP-2 and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

FITCH INVESTORS SERVICE, INC.

BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA" -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" -- High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" -- Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

"BB" -- Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" -- Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

PLUS (+) MINUS (--) -- Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to short-term ratings other than "F1."

SHORT-TERM DEBT RATINGS:

"F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS CREDIT RATING CO.

BOND RATINGS:

The following summarizes the ratings used by Duff & Phelps for long-term debt:

"AAA" -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA+," "AA," "AA--" -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A+," "A," "A--" -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB+," "BBB," "BBB--" -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

"BB+," "BB," "BB--" -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

"B+," "B," "B--" -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

SHORT-TERM DEBT RATINGS:

"D-1+" -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1" -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1--" -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"D-2" -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                      STATEMENT OF ADDITIONAL INFORMATION

                 MERCURY HW EQUITY FUND FOR INSURANCE COMPANIES
                              OF MERCURY HW FUNDS

725 South Figueroa Street, Suite 4000, Los Angeles, California 90017 - Phone No.
                                 (800) 236-4479

                            ------------------------

     Mercury HW Equity Fund for Insurance Companies (the "Fund") is a fund of the Mercury HW Funds (the "Trust"). The Trust is a diversified, open-end, management investment company which is organized as a Massachusetts business trust. The investment objective of the Fund is to seek to provide current income and long term growth of income, accompanied by growth of capital. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of large U.S. companies. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     The Fund offers a single class (Investor Class) of shares. Shares of the Fund are offered only to insurance companies.

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the prospectus of the Fund, dated October   , 2000 (the
"Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-800-236-4479 or by writing to the address listed above. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's financial statements are incorporated by reference to its annual report for the fiscal year ended June 30, 2000. You may request copies of the annual report at no charge by calling 1-800-236-4479 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------

                     MERCURY ADVISORS -- INVESTMENT ADVISER

                            ------------------------

    The date of this Statement of Additional Information is October   , 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Trust History...............................................    3
Investment Objective and Policies...........................    3
  Investment Restrictions...................................    3
  Repurchase Agreements.....................................    4
  Bonds.....................................................    4
  U.S. Government Securities................................    4
  Corporate Debt Securities.................................    5
  Convertible Securities....................................    5
  Derivative Instruments....................................    5
  Foreign Securities........................................    6
  Currency Options and Related Risks........................
  Foreign Currency Exchange Contracts.......................
  Foreign Investment Risks..................................    7
  Swap Agreements...........................................    8
  Illiquid Securities.......................................    8
  Borrowing.................................................    9
  When-Issued Securities....................................    9
  Real Estate Investment Trusts.............................   10
  Shares of Other Investment Companies......................   10
  Limited Partnerships......................................   10
  Short Sales Against-the-Box...............................   10
  Corporate Loans...........................................   10
  Temporary Defensive Position..............................   10
Management of the Fund......................................   10
  Accounting and Administrative Services....................   13
  Code of Ethics............................................   14
Purchase of Shares..........................................   14
Redemption of Shares........................................   14
  Redemption................................................   15
Pricing of Shares...........................................   15
  Determination of Net Asset Value..........................   15
Portfolio Transactions and Brokerage........................   17
  Transactions in Portfolio Securities......................   17
Shareholder Services........................................   18
  Investment Account........................................   18
  Automatic Dividend Reinvestment Plan......................   18
Dividends and Tax Status....................................   19
Performance Data............................................   19
General Information.........................................   20
  Description of Shares.....................................   20
  Issuance of Fund Shares for Securities....................   21
  Redemption in Kind........................................   21
  Independent Auditors......................................   22
  Custodian.................................................   22
  Transfer Agent............................................   22
  Legal Counsel.............................................   22
  Reports to Shareholders...................................   22
  Shareholder Inquiries.....................................   22
  Additional Information....................................   22
  Principal Holders.........................................   22

                                 TRUST HISTORY

     The Trust was organized on August 22, 1984 as a Massachusetts business trust. Before October 7, 1994, the Trust was called "Olympic Trust," and before
October   , 2000, the Trust was called "Hotchkis and Wiley Funds." The Trust is a diversified, open-end, management investment company currently consisting of
ten separate funds. Prior to October   , 2000, the Fund was called the Equity
Fund for Insurance Companies.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide current income and long-term growth of income, accompanied by growth of capital. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's investment objective and policies.

     Mercury Advisors (the "Investment Adviser"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

     Except as noted, the Fund may not:

      1. Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities ("U.S. government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

      2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

      3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

      4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding.

      5. Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

      6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

      7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      8. Make investments for the purpose of exercising control or management.

      9. Participate on a joint or joint and several basis in any trading account in securities.

     10. Make loans, except through repurchase agreements.

     11. Purchase or sell foreign currencies.

Any percentage limitation on the Fund's investments is determined when the investment is made, unless otherwise noted.

REPURCHASE AGREEMENTS

     A repurchase agreement is an agreement where the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

BONDS

     The term "bond" or "bonds" as used in the Prospectus is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined otherwise.

U.S. GOVERNMENT SECURITIES

     U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

     The Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

     The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities of domestic or foreign issuers, which meet the ratings criteria set forth in the prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS

     As indicated in the prospectus, to the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may purchase and write call and put options on securities and securities indexes and enter into forward contracts. The Fund also may enter into swap agreements with respect to interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategies. The Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under forward contracts, futures contracts, swap agreements and options to avoid leveraging of the Fund.

     Options on Securities and on Securities Indexes. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN SECURITIES

     The Fund may invest in American Depositary Receipts ("ADRs"), other securities convertible into securities of issuers based in foreign countries or other foreign securities that can be purchased and sold in U.S. dollars. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities; EDRs are European receipts evidencing a similar arrangement.

Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets.

FOREIGN INVESTMENT RISKS

     Foreign Market Risk. The Fund may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or otherwise adversely affect the Fund's operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     EMU. For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty of European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU establishes a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are now listed, traded, declaring dividends and making other payments only in euros.

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SWAP AGREEMENTS

     The Fund may enter into interest rate and index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or because they have legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations are less readily available. The judgment of the

Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

     The Fund may borrow for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

SHARES OF OTHER INVESTMENT COMPANIES

     The Fund can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

LIMITED PARTNERSHIPS

     The Fund can invest in limited partnership interests.

SHORT SALES AGAINST-THE-BOX

     The Fund can borrow and sell "short" securities when it also owns an equal amount of those securities (or their equivalent). No more than 25% of the Fund's total assets can be held as collateral for short sales at any one time.

CORPORATE LOANS

     The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate". The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

TEMPORARY DEFENSIVE POSITION

     When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

                             MANAGEMENT OF THE FUND

     The Trustees oversee the actions of the Fund's Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees (* denotes "interested" Trustee as defined in the 1940 Act, due to the relationship with the Investment Adviser) and officers of the Trust are:

     MICHAEL BAXTER* (37) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since 1999); Managing Director of the Investment Adviser (since 1996); Partner of the Investment Adviser (1994 - 1996); Portfolio Manager of the Investment Adviser (since 1990).

     ROBERT L. BURCH III (66) -- Trustee -- One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) (since 1984); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (since 1977).

     JOHN A. G. GAVIN (69) -- Trustee -- 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate & Furst (Latin America) (private equity investment firm) (since 1994); Chairman, Gamma Services Corp. (venture capital) (since 1968); Principal, Gavin, Dailey & Partners (consulting) (since 1993); U.S. Ambassador to Mexico (1981 - 1986); Director, Apex Mortgage Capital, Inc., Atlantic Richfield Co., International Wire Corp. and Krause's Furniture.

     JOE GRILLS (65) -- Trustee -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") (since 1986); Member of CIEBA's Executive Committee (since
1988) and its Chairman (from 1991 - 1992); Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds (1986 - 1993); Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute (since 1997); Director, Duke Management Company (since 1992) and Vice Chairman (since 1998); Director, Kimco Realty Corporation (since 1997); Director, LaSalle Street Fund (since 1995); Member of the Investment Advisory Committee of the Virginia Retirement System (since 1998); Director, Montpelier Foundation (since 1998); Trustee or Director of 31 registered investment companies (consisting of 47 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NIGEL HURST-BROWN* (49) -- Trustee -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Co-Head of the Investment Adviser (since
1999); Managing Director of the Investment Adviser (since 1998); Director of Mercury Asset Management Group Plc. (since 1990).

     MADELEINE A. KLEINER (49) -- Trustee -- 1900 Avenue of the Stars, Suite 1700, Los Angeles, CA 90067. Former Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) (1995 - 1998); Partner, Gibson, Dunn & Crutcher (law firm) (1983 - 1995).

     RICHARD R. WEST (62) -- Trustee -- Box 604, Genoa, NV 89411. Professor of Finance (since 1984), Dean (1984 - 1993), and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. and Vornado Operating (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director, Alexander's, Inc. (real estate company); Trustee or Director of 66 registered investment companies (consisting of 70 portfolios) for which the Investment Adviser or an advisory affiliate is the adviser.

     NANCY D. CELICK (49) -- President -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Chief Administrative Officer of the Investment Adviser (since 1998); Chief Financial Officer of the Investment Adviser
(1993 - 1998); Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) (1992 - 1993); Chief Financial Officer of First National Corporation (bank holding company) (1984 - 1992).

     DONALD C. BURKE (40) -- Vice President and Treasurer -- P.O. Box 9011, Princeton, NJ 08543-9011. Senior Vice President and Treasurer of the Investment Adviser (since 1999); Senior Vice President and Treasurer of Princeton Services, Inc. (since 1999); Vice President of FAM Distributors, Inc. (since 1999); First Vice President of the Investment Adviser (1990 - 1997).

     ANNA MARIE S. LOPEZ (32) -- Assistant Treasurer and Assistant
Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Compliance Officer of the Investment Adviser (since 1997); Manager, Price Waterhouse (1991 - 1997).

     TURNER SWAN (38) -- Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Attorney with the Investment Adviser (since 1997); Attorney, Sheppard, Mullin, Richter & Hampton LLP (1995 - 1997); Attorney, Trout Trading Management Company Ltd. (1993 - 1995).

     GRACIE FERMELIA (38) -- Vice President and Assistant Secretary -- 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. Director of the Investment Adviser (since 2000); Vice President of the Investment Adviser
(1994 - 2000); Senior Manager, Price Waterhouse (1985 - 1994).

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth the aggregate compensation paid to the Trustees during the Trust's fiscal year ended June 30, 2000 and the aggregate compensation paid to the Trustees for service on the Trust's Board and that of any other fund for which the Investment Adviser serves as investment adviser or which has an investment adviser that is an affiliated person of the Investment Adviser ("Fund Complex") for the year ended December 31, 1999.

                                                                      TOTAL 1999
                                                                     COMPENSATION
                                                                      FROM TRUST
                                                                       AND FUND
                                                      AGGREGATE        COMPLEX
                                                     COMPENSATION        PAID
                  NAME OF TRUSTEE                     FROM TRUST     TO TRUSTEES*
                  ---------------                    ------------    ------------
Michael Baxter.....................................    $   -0-         $    -0-
Robert L. Burch III................................    $               $ 34,000
John A. G. Gavin...................................    $               $ 25,000
Joe Grills.........................................    $               $232,333
Nigel Hurst-Brown..................................    $   -0-         $    -0-
Robert B. Hutchinson**.............................    $               $ 34,000
Madeleine A. Kleiner...............................    $               $ 18,000
Merle T. Welshans**................................    $               $ 34,000
Richard R. West....................................    $               $422,225

---------------
 * Each Trustee also serves as a Trustee of Mercury HW Variable Trust, Fund Asset Management Master Trust and Merrill Lynch Investment Managers Funds, Inc. Messrs. Grills and West also serve on the boards of other investment companies advised by the Investment Adviser and its advisory affiliates.

** Messrs. Hutchinson and Welshans retired on November 12, 1999.

     For information as to ownership of shares, see "General
Information -- Principal Holders."

ADVISORY ARRANGEMENTS

     Investment Advisory Services and Fee. The Trust on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser as investment adviser. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all office space, facilities, equipment and necessary personnel for management of the Fund. The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of 0.60% on the first $10,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $10,000,000. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Prior to October      , 2000, the Fund was party to an investment advisory
agreement under which it paid Merrill Lynch Investment Managers, L.P., an affiliate of the Investment Adviser, a fee at the annual rate of 0.60% on the first $10,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $10,000,000. For the fiscal years ended June 30, 2000, 1999 and 1998, the Fund paid Merrill Lynch Investment Managers, L.P.
$            , $206,371 and $196,908, respectively.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Payment of Fund Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Investment Adviser and to pay all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and Princeton Services, Inc. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually
(a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

ACCOUNTING AND ADMINISTRATIVE SERVICES

     The Trust has entered into a Fund Accounting and Administration Servicing Agreement (the "Fund Accounting Agreement") with the Investment Adviser acting as service provider. The Fund Accounting Agreement obligates the Investment Adviser to provide certain accounting and administrative services to the Trust.

     Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee from the Investment Adviser in the amount of $1,000 per year.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and the Investment Adviser (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and, as described below, imposes additional more onerous restrictions on fund investment personnel.

     The Code of Ethics requires that all employees of the Investment Adviser pre-clear any personal securities investments (with limited exceptions, such as mutual funds, high-quality short-term securities and direct obligations of the U.S. government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering. In addition, investment personnel are prohibited from profiting on short-term trading in securities. No employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Fund within seven calendar days, before or after, of trading by the Fund in the same or equivalent security.

                               PURCHASE OF SHARES

     Shares of the Fund are offered only to insurance companies. The minimum initial investment in the Fund is $1,000,000. There is no minimum subsequent investment.

     The Fund issues a single class (Class I) of shares. Each share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights.

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Transfer Agent.

     The Fund may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund.

     Class I shares are offered only to insurance companies investing a minimum of $1,000,000 and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who owned Investor Class shares or who currently own Class I shares of the Fund are entitled to purchase additional Class I shares of the Fund in that account.

                              REDEMPTION OF SHARES

     Reference is made to "How to Redeem Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares of the Fund at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The Trust has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 41621, Jacksonville, Florida 32232-1621. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days.

     A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-236-4479. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days.

     Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

     For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which usually will not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. The fees payable to the Investment Adviser, are accrued daily.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's net asset value.

     Each investor in the Fund may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the net asset value of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of net asset value of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees, the Investment Adviser may consider sales of Fund shares as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

     Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Fund's portfolio strategies.

     The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch or an affiliate is a member or in a private placement in which Merrill Lynch or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Shareholders may, at any time, by written notification or by telephone (1-800-236-4479) to the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid with respect to shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

                            DIVIDENDS AND TAX STATUS

     The Fund has qualified as a regulated investment company. Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order not to be subject to federal taxation, the Fund must distribute to its shareholders at least 90% of its investment company taxable income earned in each year.

     The Fund is required to pay an excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet these distribution requirements to avoid excise tax liability. The Fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     In determining the extent to which the Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by the Fund constitute a replacement of shares.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that

(1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Average annual total returns for the periods ended June 30, 2000 are as follows:

                                           ONE      FIVE       SINCE
                                           YEAR     YEARS    INCEPTION
                                          ------    -----    ---------
Investor Class..........................   -4.29%   16.62%     13.04%     (Since 1/29/93)

     In advertising and sales literature, the Fund may compare its performance to that of various broad market indexes, including without limitation the Lehman Brothers Aggregate Bond Index, Standard & Poor's 500 Composite Stock Price Index and other published indexes. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, the Fund may refer in advertising or sales literature to (i) mutual fund performance ratings, rankings and comparisons (including risk-adjusted ratings, rankings and comparisons), (ii) other comparisons of mutual fund data including assets, expenses, fees and other data, and (iii) other discussions reported in or assigned by Barron's, Business Week, CDA Investment Technology, Inc., Financial World, Forbes Magazine, Fortune Magazine, Lipper Inc., Money Magazine, U.S. News & World Report, The Wall Street Journal and other industry publications. The Fund may also make reference to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

     The Trust or the Fund may be terminated if approved by the vote of a majority of the Trustees or by the approval of the holders of a majority of the Trust's outstanding shares, as defined in the 1940 Act. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     Common expenses incurred by the Trust are allocated among the portfolios based upon: (1) relative net assets; (2) as incurred on a specific identification basis; or (3) evenly among the portfolios, depending on the nature of the expenditure.

     Except for (1) changes which do not adversely affect the rights of Trust shareholders; (2) a change in the name of the Trust, or a series or class thereof; (3) authorization of a new series or class; (4) changes to supply any omission or correct any ambiguous or defective provision; or (5) changes required by any federal, state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian of the Fund's assets (the "Custodian"). The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

PRINCIPAL HOLDERS

     [to come]

How a $10,000 Investment Has Grown:
The following charts show the growth of a $10,000 investment for each of the Hotchkis and Wiley Funds as compared to the performance of representative market indices. The tables below the charts show the total returns of an investment over various periods. Returns for periods greater than one year are average annual total returns.

Mid-Cap Fund January 2, 1997 - June 30, 1999

[MID-CAP LINE GRAPH]

                                                                        MID-CAP FUND                   RUSSELL MIDCAP INDEX
                                                                        ------------                   --------------------
12/96                                                                     10000.00                           10000.00
                                                                          10290.00                            9918.00
6/97                                                                      11714.10                           11262.90
                                                                          13302.60                           12758.60
12/97                                                                     13244.00                           12900.20
                                                                          14135.40                           14294.70
6/98                                                                      13469.60                           14078.90
                                                                          11104.30                           11992.40
12/98                                                                     11885.00                           14203.80
                                                                          11476.10                           14137.00
6/99                                                                      14501.20                           15672.30

                                                                                          ENDED 6/30/99
                                                                           -------------------------------------------
                                                                              FUND                     RUSSELL MIDCAP
                                                                           -------------------------------------------
One Year                                                                      7.66%                             11.31%
Since Inception (1/2/97)                                                     16.03%                             19.69%

                               EQUITY INCOME FUND
                           JULY 1, 1989-JUNE 30, 1999

[EQUITY INCOME LINE GRAPH]

                                                                     EQUITY INCOME FUND                   S&P 500 INDEX
                                                                     ------------------                   -------------
6/89                                                                      10000.00                           10000.00
                                                                          11081.00                           11060.00
                                                                          10545.80                           11281.20
                                                                           9958.39                           10942.80
6/90                                                                       9959.38                           11621.20
                                                                           7973.48                           10017.50
                                                                           8641.66                           10909.00
                                                                          10171.20                           12501.80
6/91                                                                      10651.30                           12464.30
                                                                          11289.30                           13124.90
                                                                          11633.70                           14227.40
                                                                          12270.00                           13871.70
6/92                                                                      12705.60                           14135.20
                                                                          12548.10                           14573.40
                                                                          13257.00                           15302.10
                                                                          14007.40                           15975.40
6/93                                                                      14189.50                           16039.30
                                                                          14610.90                           16456.30
                                                                          15347.30                           16834.00
                                                                          14626.00                           16195.10
6/94                                                                      14672.80                           16259.90
                                                                          15365.30                           17059.80
                                                                          14804.50                           17061.60
                                                                          16314.50                           18716.50
6/95                                                                      17685.00                           20494.60
                                                                          19101.50                           22132.10
                                                                          19905.70                           23446.80
                                                                          21062.20                           24724.60
6/96                                                                      21230.70                           25847.10
                                                                          21570.40                           26648.40
                                                                          23362.90                           28902.80
                                                                          23708.70                           29660.10
6/97                                                                      26776.60                           34850.60
                                                                          29679.20                           37502.70
                                                                          30643.70                           38552.80
                                                                          33803.10                           43950.20
6/98                                                                      32832.90                           45409.30
                                                                          29273.90                           40932.00
                                                                          31972.90                           49654.60
                                                                          31103.20                           52117.40
6/99                                                                      35236.90                           55724.00

                                                                                             ENDED 6/30/99
                                                                            --------------------------------------------------
                                                                                    FUND                       S&P 500
                                                                            --------------------------------------------------
One Year                                                                      7.32%                             22.71%
Five Years                                                                   19.15%                             27.93%
Ten Years                                                                    13.42%                             18.78%
Since Inception (6/24/87)                                                    12.63%                             16.32%

                                 SMALL CAP FUND
                           JULY 1, 1989-JUNE 30, 1999

[SMALL CAP LINE GRAPH]

                                                                       SMALL CAP FUND                   RUSSELL 2000 INDEX
                                                                       --------------                   ------------------
6/89                                                                      10000.00                           10000.00
                                                                          11348.00                           10675.00
                                                                          11185.70                           10146.60
                                                                          11250.60                            9922.35
6/90                                                                      12055.00                           10305.40
                                                                           8738.68                            7776.42
                                                                          10177.90                            8167.57
                                                                          12510.70                           10596.60
6/91                                                                      12730.90                           10432.40
                                                                          13620.80                           11282.60
                                                                          15087.80                           11929.10
                                                                          16092.60                           12823.80
6/92                                                                      15154.40                           11949.20
                                                                          15213.50                           12292.10
                                                                          17159.30                           14126.10
                                                                          17469.90                           14729.30
6/93                                                                      18154.70                           15050.40
                                                                          19013.50                           16365.80
                                                                          19319.60                           16791.30
                                                                          19447.10                           16338.00
6/94                                                                      18848.10                           15700.80
                                                                          19349.50                           16784.10
                                                                          19535.20                           16470.30
                                                                          20449.50                           17229.50
6/95                                                                      21633.50                           18831.90
                                                                          23130.50                           20692.50
                                                                          23135.20                           21141.50
                                                                          22684.00                           22226.10
6/96                                                                      24712.00                           23337.40
                                                                          25601.60                           23430.70
                                                                          26433.70                           24649.10
                                                                          27792.30                           23374.80
6/97                                                                      32055.70                           27184.80
                                                                          38434.80                           31235.40
                                                                          36858.90                           30173.40
                                                                          42056.10                           33220.90
6/98                                                                      39175.20                           31656.20
                                                                          28613.60                           25277.50
                                                                          31131.60                           29400.20
                                                                          26710.90                           27812.60
6/99                                                                      33580.90                           32137.50

                                                                                         ENDED 6/30/99
                                                                          ---------------------------------------------
                                                                             FUND                     RUSSELL 2000
                                                                          ---------------------------------------------
One Year                                                                    -14.26%                              1.50%
Five Years                                                                   12.26%                             15.40%
Ten Years                                                                    12.88%                             12.39%
Since Inception (9/20/85)                                                    12.14%                             11.95%


            Past performance is no guarantee of future performance.
         Please see page 13 for important performance and risk disclosures.

                           Short-Term Investment Fund
                          May 18, 1993 - June 30, 1999

[SHORT-TERM INVESTMENT LINE GRAPH]

                                                                 SHORT-TERM INVESTMENT FUND      MERRILL LYNCH 6-MTH TREAS. INDEX
                                                                 --------------------------      --------------------------------
6/93                                                                      10028.00                           10033.00
                                                                          10272.70                           10121.30
                                                                          10505.90                           10203.30
                                                                          10650.90                           10271.60
6/94                                                                      10778.70                           10362.00
                                                                          10870.30                           10476.00
                                                                          10971.40                           10599.60
                                                                          11216.00                           10786.20
6/95                                                                      11401.10                           10966.30
                                                                          11591.50                           11122.00
                                                                          11830.30                           11293.30
                                                                          12048.00                           11428.80
6/96                                                                      12225.10                           11571.70
                                                                          12354.70                           11734.80
                                                                          12559.70                           11893.30
                                                                          12711.70                           12046.70
6/97                                                                      12929.10                           12228.60
                                                                          13146.30                           12398.60
                                                                          13335.60                           12557.30
                                                                          13549.00                           12730.60
6/98                                                                      13754.90                           12905.00
                                                                          14005.30                           13111.50
                                                                          14104.70                           13258.30
                                                                          14252.80                           13405.50
6/99                                                                      14401.00                           13546.20

                                                                                           ENDED 6/30/99
                                                                             ------------------------------------------
                                                                              FUND                            ML 6-MO.
                                                                              ----                             --------
One Year                                                                      4.70%                              4.96%
Five Years                                                                    5.97%                              5.50%
Since Inception (5/18/93)                                                     6.14%                              5.19%

Total Return Bond Fund - Investor Class December 6, 19994 - June 30, 1999

[TOTAL RETURN BOND LINE GRAPH]

                                                                   TOTAL RETURN BOND FUND             LEHMAN AGGREGATE INDEX
                                                                   ----------------------             ----------------------
                                                                          10033.00                           10006.00
                                                                          10497.50                           10510.30
6/95                                                                      11187.20                           11150.40
                                                                          11555.30                           11368.90
                                                                          12172.30                           11853.20
                                                                          11882.60                           11643.40
6/96                                                                      11971.70                           11709.80
                                                                          12311.70                           11926.40
                                                                          12700.80                           12284.20
                                                                          12754.10                           12215.40
6/97                                                                      13224.80                           12663.70
                                                                          13608.30                           13084.20
                                                                          14066.90                           13468.90
                                                                          14331.30                           13679.00
6/98                                                                      14686.80                           13999.10
                                                                          15305.10                           14591.20
                                                                          15303.50                           14640.80
                                                                          15175.00                           14567.60
6/99                                                                      15026.30                           14439.40

                                                                                             ENDED 6/30/99
                                                                              --------------------------------------------
INVESTOR CLASS                                                                FUND                              LEHMAN AGG
--------------                                                                ----                              ----------
One Year                                                                      2.30%                              3.15%
Three Years                                                                   7.86%                              7.23%
Since Inception (12/6/94)                                                     9.32%                              8.12%


DISTRIBUTOR CLASS
------------------
Since Inception (6/2/99)                                                      0.23%                              0.32%

Low Duration Fund May 18, 1993 - June 30, 1999

[LOW DURATION LINE GRAPH]

                                                                    LOW DURATION FUND           MERRILL LYNCH 1-3 YR TREAS. INDEX
                                                                    -----------------           ---------------------------------
6/93                                                                     10053.00                           10058.00
                                                                         10579.80                           10201.80
                                                                         10713.10                           10262.00
                                                                         10872.70                           10210.70
6/94                                                                     10961.90                           10218.90
                                                                         11149.30                           10320.00
                                                                         11274.20                           10320.50
                                                                         11616.90                           10667.20
6/95                                                                     12083.90                           11009.60
                                                                         12330.40                           11174.80
                                                                         12711.40                           11456.40
                                                                         12818.20                           11494.20
6/96                                                                     12988.70                           11610.30
                                                                         13239.40                           11801.90
                                                                         13502.80                           12026.10
                                                                         13627.10                           12105.50
6/97                                                                     14000.50                           12371.80
                                                                         14272.10                           12614.30
                                                                         14527.50                           12826.20
                                                                         14736.70                           13014.70
6/98                                                                     15003.50                           13213.90
                                                                         15362.00                           13620.90
                                                                         15348.20                           13724.40
                                                                         15420.40                           13806.70
6/99                                                                     15479.00                           13885.40

                                                                                           ENDED 6/30/99
                                                                             ----------------------------------------
                                                                             FUND                              ML 1-3
                                                                             ----                              ------
One Year                                                                     3.15%                              5.08%
Three Years                                                                  7.15%                              6.32%
Since Inception (5/18/93)                                                    7.40%                              5.49%

Balanced Fund July 1, 1989 - June 30, 1999

[BALANCED FUND LINE GRAPH]

                                                                LB GOVT/CORP INT.
                                               CPI+4%                 INDEX              BALANCED FUND          S&P 500 INDEX
                                               ------           -----------------        -------------          -------------
6/89                                          10000.00               10000.00               10000.00               10000.00
                                              10173.00               10121.00               10527.00               11060.00
                                              10364.30               10462.10               10524.90               11281.20
                                              10682.40               10446.40               10380.70               10942.80
6/90                                          10890.70               10781.70               10630.90               11621.20
                                              11234.90               10970.40                9746.39               10017.50
                                              11441.60               11420.20               10477.40               10909.00
                                              11659.00               11706.80               11554.40               12501.80
6/91                                          11863.00               11915.20               11630.70               12464.30
                                              12087.20               12489.50               12204.10               13124.90
                                              12271.00               13089.00               12628.80               14227.40
                                              12520.10               12969.90               12954.60               13871.70
6/92                                          12727.90               13483.50               13392.50               14135.20
                                              12957.00               14078.10               13515.70               14573.40
                                              13142.30               14027.50               13817.10               15302.10
                                              13432.70               14582.90               14498.30               15975.00
6/93                                          13642.30               14897.90               14743.30               16055.30
                                              13845.60               15234.60               15380.20               16472.70
                                              14051.90               15260.50               15549.40               16851.60
                                              14328.70               14950.70               15188.60               16211.20
6/94                                          14550.80               14861.00               15282.80               16276.10
                                              14834.50               14982.90               15866.60               17073.60
                                              15012.50               14966.40               15669.90               17075.30
                                              15333.80               15263.40               16688.40               18731.60
6/95                                          15599.10               16403.10               17706.40               20511.10
                                              15826.80               16675.30               18765.30               22149.90
                                              16016.70               17262.30               19480.20               23465.60
                                              16409.10               17119.00               20091.90               24744.50
6/96                                          16681.50               17226.90               20369.20               25867.90
                                              16965.10               17531.80               20674.70               26669.80
                                              17221.30               17961.30               21764.30               28926.10
                                              17545.10               17941.60               22014.50               29684.00
6/97                                          17750.30               18470.80               23577.60               34878.60
                                              18027.20               18969.60               24827.20               37532.90
                                              18218.30               19375.50               25423.00               38583.80
                                              18504.40               19677.80               26694.20               43985.60
6/98                                          18789.30               20049.70               26720.90               45445.90
                                              19044.90               20949.90               25836.40               40964.90
                                              19342.00               21010.70               26740.70               49694.60
                                              19630.20               20970.70               26339.60               52179.30
6/99                                          20014.90               20886.90               27806.70               55790.10

                                                         ENDED 6/30/99
                                                 -----------------------------
                                                  FUND                 S&P 500
                                                 ------                -------
One Year                                          4.04%                 22.71%
Five Years                                       12.80%                 27.93%
Ten Years                                        10.81%                 18.78%
Since Inception (8/13/85)                        11.75%                 18.63%


               Past performance is no guarantee of future performance. Please see page 13 for important performance and risk disclosures.

International Fund October 1, 1990 - June 30, 1999

[INTERNATIONAL FUND LINE GRAPH]

                                                                     INTERNATIONAL FUND                  MSCI-EAFE INDEX
                                                                     ------------------                  ---------------
                                                                          10049.00                           11063.00
                                                                          10643.90                           11896.00
6/91                                                                      10134.10                           11256.00
                                                                          11413.00                           12230.80
                                                                          12094.30                           12446.10
                                                                          11902.00                           10978.70
6/92                                                                      12967.30                           11221.30
                                                                          12076.40                           11400.80
                                                                          11772.10                           10971.00
                                                                          13170.60                           12296.30
6/93                                                                      13922.70                           13543.20
                                                                          14883.30                           14450.60
                                                                          17157.50                           14585.00
                                                                          16448.90                           15104.20
6/94                                                                      16249.80                           15886.60
                                                                          17265.50                           15912.00
                                                                          16652.50                           15760.80
                                                                          16954.00                           16066.60
6/95                                                                      18052.60                           16196.70
                                                                          19204.30                           16885.10
                                                                          19964.80                           17582.50
                                                                          20825.30                           18102.90
6/96                                                                      21412.60                           18403.40
                                                                          21755.20                           18385.00
                                                                          23608.70                           18692.00
                                                                          23823.60                           18413.50
6/97                                                                      26036.80                           20816.50
                                                                          26781.40                           20683.30
                                                                          24866.50                           19076.20
                                                                          28243.40                           21897.50
6/98                                                                      28062.70                           22145.00
                                                                          22910.40                           19011.50
                                                                          26461.50                           22956.40
                                                                          26551.40                           23291.50
6/99                                                                      29243.70                           23899.40

                                                                                             Ended 6/30/99
                                                                              ------------------------------------------
Investor Class                                                                Fund                             MSCI EAFE
--------------                                                                ----                             ---------
One Year                                                                      4.22%                              7.92%
Five Years                                                                   12.48%                              8.52%
Since Inception (10/1/90)                                                    13.05%                             10.48%

Distributor Class
------------------
Since Inception (6/2/99)            2.06%      3.78%

Global Equity Fund January 2, 1997 - June 30, 1999

[GLOBAL EQUITY LINE GRAPH]

                                                                     GLOBAL EQUITY FUND                  MSCI WORLD INDEX
                                                                     ------------------                  ----------------
12/96                                                                     10000.00                           10000.00
3/97                                                                      10220.00                           10040.00
6/97                                                                      11232.80                           11563.10
9/97                                                                      11404.70                           11905.30
12/97                                                                     10779.70                           11623.20
3/98                                                                      12241.40                           13300.40
6/98                                                                      12087.20                           13582.40
9/98                                                                       9930.82                           11966.10
12/98                                                                     11502.90                           14505.30
3/99                                                                      11460.30                           15036.20
6/99                                                                      12741.60                           15766.90

                                                                                            Ended 6/30/99
                                                                              ------------------------------------------
                                                                              Fund                            MSCI WORLD
                                                                              ----                            ----------
One Year                                                                      5.40%                             16.08%
Since Inception (1/2/97)                                                     10.18%                             19.97%


               Past performance is no guarantee of future performance. Please see page 13 for important performance and risk disclosures.

IMPORTANT PERFORMANCE AND RISK DISCLOSURES
--------------------------------------------------------------------------------

Total returns and average annual total returns are net of all charges and fees and assume reinvestment of capital gains distributions and shareholder dividends at net asset value. The investment advisor pays annual operating expenses of the Equity Income and Balanced Funds in excess of 0.95% (1.00% before 3/1/99), Mid-Cap Fund in excess of 1.15% (1.00% before 3/1/99), Global Equity Fund in excess of 1.25% (1.00% before 3/1/99), Total Return Bond Fund in excess of 0.65%, Low Duration Fund in excess of 0.58%, and Short-Term Investment Fund in excess of 0.48% of the average net assets of each Fund's Investor Class shares. The investment advisor pays annual operating expenses of the Distributor Class shares of the Total Return Bond Fund in excess of 0.90% of average net assets and, upon commencement of offering the Distributor Class shares, will pay annual operating expenses in excess of 1.15% of the average net assets of the Balanced Fund's Distributor Class shares and those in excess of 0.83% of average net assets of the Low Duration Fund's Distributor Class shares. Were it not to pay such expenses, net returns would be lower. Investment return and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future performance.

The Small Cap, International, Balanced, Total Return Bond and Low Duration Funds also offer Distributor Class shares which charge a 0.25% annual 12b-1 fee, and which will have some different expenses and net performance than Investor Class shares. At June 30, 1999, there was no performance for the Small Cap, Balanced and Low Duration Funds' Distributor Classes.

Investment by the Small Cap Fund in small companies and the Mid-Cap Fund in medium-size companies presents greater risk than investment in larger, more established companies. The Total Return Bond, Low Duration and Short-Term Investment Funds may invest a portion of their assets in non-investment grade debt securities commonly referred to as high yield or "junk" bonds. Junk bonds may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. Investment by the International, Global Equity, Low Duration, Short-Term Investment and Total Return Bond Funds in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.

--------------------------------------------------------------------------------
MARKET INDICES

The following are definitions for indices used in the performance summary charts as of June 30, 1999. These indices are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise these indices may differ substantially from the securities in the Funds' portfolios. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indices may portray different comparative performance.

CONSUMER PRICE INDEX (CPI) is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuel, transportation fares, medical and other day-to-day services). While not an objective of the Balanced Fund, the Advisor's current goal is a return at least 4% greater than the rate of inflation as measured by the CPI.

LEHMAN BROTHERS AGGREGATE INDEX is a weighted index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index includes fixed-rate debt issues rated investment grade or higher. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX is a weighted index comprised of publicly-traded intermediate and long-term government and corporate debt with an average maturity of 11 years.

MERRILL LYNCH 1-3 YEAR U.S. TREASURY INDEX (ML 1-3) is an index of Treasury securities with maturities ranging from one to three years which are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Low Duration Fund invests in securities that are not reflected in the index or guaranteed.

MERRILL LYNCH 6 MONTH U.S. TREASURY BILL INDEX (ML 6-mo.) is an index of Treasury securities with maturities of six months which are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Short-Term Investment Fund invests in securities that are not reflected in the index or guaranteed.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX is a arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East.

MSCI WORLD INDEX is an arithmetical average weighted by market value of the performance of over 1,400 companies listed on stock exchanges in the 22 countries that make up the MSCI Network Indices.

RUSSELL 2000 INDEX is a stock market index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 11% of the U.S. equity market. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market.

RUSSELL MIDCAP INDEX measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index is comprised of the largest 1,000 companies in the Russell 3000 Index.

S&P 500 INDEX is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

    COMMON STOCKS -- 98.8%          Shares         Value
------------------------------------------------------------
AEROSPACE -- 5.5%
 ............................................................
Lockheed Martin Corporation           87,900    $  3,274,275
 ............................................................
Northrop Grumman Corporation          51,700       3,428,356
 ............................................................
Rockwell International
  Corporation                         25,000       1,518,750
 ..................... ......................     -----------
                                                   8,221,381
------------------------------------------------------------
APPAREL & TEXTILES -- 0.5%
 ............................................................
Russell Corporation                   40,000         780,000
------------------------------------------------------------
AUTO PARTS -- 4.1%
 ............................................................
Dana Corporation                      62,900       2,897,331
 ............................................................
Delphi Automotive Systems
  Corporation                         42,949         797,241
 ............................................................
Meritor Automotive, Inc.               7,100         181,050
 ............................................................
TRW Inc.                              40,300       2,211,463
 ..................... ......................     -----------
                                                   6,087,085
------------------------------------------------------------
AUTOS & TRUCKS -- 4.6%
 ............................................................
Ford Motor Company                    70,000       3,950,625
 ............................................................
General Motors Corporation            44,000       2,904,000
 ..................... ......................     -----------
                                                   6,854,625
------------------------------------------------------------
BANKS -- 7.8%
 ............................................................
Bank One Corporation                  57,400       3,418,887
 ............................................................
First Security Corporation            42,800       1,166,300
 ............................................................
First Union Corporation               50,400       2,368,800
 ............................................................
Fleet Financial Group, Inc.           47,000       2,085,625
 ............................................................
KeyCorp                               61,000       1,959,625
 ............................................................
UnionBanCal Corporation               17,300         624,963
 ..................... ......................     -----------
                                                  11,624,200
------------------------------------------------------------
BEVERAGES -- 0.7%
 ............................................................
Anheuser-Busch Companies, Inc.        14,500       1,028,594
------------------------------------------------------------
BUILDING & FOREST
  PRODUCTS -- 2.7%
 ............................................................
Georgia-Pacific (Timber Group)        54,000       1,363,500
 ............................................................
Weyerhaeuser Company                  38,000       2,612,500
 ..................... ......................     -----------
                                                   3,976,000
------------------------------------------------------------
CHEMICALS -- 1.9%
 ............................................................
The Dow Chemical Company              16,000       2,030,000
 ............................................................
Eastman Chemical Company              16,000         828,000
 ..................... ......................     -----------
                                                   2,858,000
------------------------------------------------------------
CONGLOMERATES -- 1.9%
 ............................................................
Tenneco, Inc.                        120,000       2,865,000
------------------------------------------------------------

------------------------------------------------------------
                                    Shares         Value
ENGINEERING AND CONSTRUCTION -- 1.0%
 ............................................................
Harsco Corporation                    48,595    $  1,555,040
------------------------------------------------------------
FINANCIAL SERVICES -- 4.8%
 ............................................................
Associates First Capital
  Corporation -- Class A               6,800         301,325
 ............................................................
Fannie Mae                            46,000       3,145,250
 ............................................................
Household International, Inc.         53,400       2,529,825
 ............................................................
Transamerica Corporation              16,000       1,200,000
 ..................... ......................     -----------
                                                   7,176,400
------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES -- 2.0%
 ............................................................
Whirlpool Corporation                 41,000       3,034,000
------------------------------------------------------------
INSURANCE -- 5.2%
 ............................................................
American General Corporation          29,300       2,208,487
 ............................................................
Lincoln National Corporation          28,000       1,464,750
 ............................................................
Safeco Corporation                    52,000       2,294,500
 ............................................................
St. Paul Companies, Inc.              57,600       1,832,400
 ..................... ......................     -----------
                                                   7,800,137
------------------------------------------------------------
LEISURE/TOYS -- 0.7%
 ............................................................
Fortune Brands, Inc.                  24,500       1,013,687
------------------------------------------------------------
MACHINERY -- 2.0%
 ............................................................
New Holland N.V.                     170,000       2,911,250
------------------------------------------------------------
METALS & MINING -- 4.4%
 ............................................................
Alcoa, Inc.                           48,000       2,970,000
 ............................................................
Phelps Dodge Corporation              12,000         743,250
 ............................................................
Reynolds Metals Company               48,000       2,832,000
 ..................... ......................     -----------
                                                   6,545,250
------------------------------------------------------------
NATURAL GAS -- 0.8%
 ............................................................
Eastern Enterprises                   27,000       1,073,250
------------------------------------------------------------
OIL -- DOMESTIC -- 8.3%
 ............................................................
Atlantic Richfield Company            23,507       1,964,303
 ............................................................
Occidental Petroleum
  Corporation                        133,000       2,809,625
 ............................................................
Phillips Petroleum Company            61,000       3,069,063
 ............................................................
Texaco Inc.                           18,000       1,125,000
 ............................................................
USX-Marathon Group, Inc.              72,000       2,344,500
 ............................................................
Ultramar Diamond Shamrock
  Corporation                         47,200       1,029,550
 ..................... ......................     -----------
                                                  12,342,041
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

                                    Shares         Value
------------------------------------------------------------
PAPER -- 3.6%
 ............................................................
Georgia-Pacific Group                 30,000    $  1,421,250
 ............................................................
International Paper Company           78,000       3,939,000
 ..................... ......................     -----------
                                                   5,360,250
------------------------------------------------------------
PHOTOGRAPHY & OPTICAL -- 1.8%
 ............................................................
Eastman Kodak Company                 39,700       2,689,675
------------------------------------------------------------
POLLUTION CONTROL -- 2.4%
 ............................................................
Browning-Ferris Industries,
  Inc.                                51,000       2,193,000
 ............................................................
Waste Management, Inc.                26,000       1,397,500
 ..................... ......................     -----------
                                                   3,590,500
------------------------------------------------------------
RAILROADS -- 1.9%
 ............................................................
CSX Corporation                       17,500         792,969
 ............................................................
Norfolk Southern Corporation          67,000       2,018,375
 ..................... ......................     -----------
                                                   2,811,344
------------------------------------------------------------
RETAIL -- 4.1%
 ............................................................
Intimate Brands, Inc.                  7,350         348,206
 ............................................................
J.C. Penney Company, Inc.             54,000       2,622,375
 ............................................................
May Department Stores Company         39,900       1,630,913
 ............................................................
Sears, Roebuck & Company              32,000       1,426,000
 ..................... ......................     -----------
                                                   6,027,494
------------------------------------------------------------
SAVINGS & LOANS -- 2.0%
 ............................................................
Washington Mutual, Inc.               85,400       3,021,025
------------------------------------------------------------
STEEL -- 2.7%
 ............................................................
Allegheny Teledyne, Inc.              41,000         927,625
 ............................................................
USX-U.S. Steel Group, Inc.           113,000       3,051,000
 ..................... ......................     -----------
                                                   3,978,625
------------------------------------------------------------
TOBACCO -- 3.5%
 ............................................................
Philip Morris Companies, Inc.        130,000       5,224,375
------------------------------------------------------------
TRUCKING -- 0.4%
 ............................................................
Ryder System, Inc.                    21,000         546,000
------------------------------------------------------------

------------------------------------------------------------
                                    Shares         Value
UTILITY -- ELECTRIC -- 9.1%
 ............................................................
CMS Energy Corporation                55,000    $  2,303,125
 ............................................................
Central & South West
  Corporation                         48,000       1,122,000
 ............................................................
DTE Energy Company                    38,000       1,520,000
 ............................................................
Edison International                  25,500         682,125
 ............................................................
Entergy Corporation                   25,500         796,875
 ............................................................
GPU, Inc.                             22,000         928,125
 ............................................................
Illinova Corporation                  95,000       2,588,750
 ............................................................
PECO Energy Company                   12,500         523,438
 ............................................................
P P & L Resources, Inc.               23,000         707,250
 ............................................................
Public Service Enterprises
  Group, Inc.                         30,000       1,226,250
 ............................................................
SCANA Corporation                     46,000       1,075,250
 ..................... ......................     -----------
                                                  13,473,188
------------------------------------------------------------
UTILITY -- TELEPHONE -- 8.4%
 ............................................................
AT&T Corporation                      65,000       3,627,813
 ............................................................
ALLTEL Corporation                    40,000       2,860,000
 ............................................................
Bell Atlantic Corporation             44,500       2,909,187
 ............................................................
GTE Corporation                       14,500       1,098,375
 ............................................................
SBC Communications, Inc.              33,000       1,914,000
 ..................... ......................     -----------
                                                  12,409,375
 ..................... ......................     -----------
Total common stock (cost                         146,877,791
  $114,699,851)
------------------------------------------------------------
         VARIABLE RATE            Principal
     DEMAND NOTES* -- 1.3%          Amount
------------------------------------------------------------
General Mills, Inc., 4.8250%      $1,982,735       1,982,735
 ............................................................
Total variable rate demand
  notes (cost $1,982,735)                          1,982,735
------------------------------------------------------------
Total investments -- 100.1%
  (cost $116,682,586)                            148,860,526
 ............................................................
Liabilities in excess of other
  assets -- (0.1%)                                  (126,207)
 ..................... ......................     -----------
                                                $148,734,319
Total net assets -- 100.0%
------------------------------------------------------------

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 1999.

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                  MID-CAP FUND

      COMMON STOCKS -- 95.8%           Shares        Value
-------------------------------------------------------------
AEROSPACE -- 3.9%
 .............................................................
Northrop Grumman Corporation             4,000     $  265,250
-------------------------------------------------------------
APPAREL & TEXTILES -- 3.8%
 .............................................................
Coats Viyella PLC ADR                   44,600        106,509
 .............................................................
Russell Corporation                      8,100        157,950
 ....................... .......................     ---------
                                                      264,459
-------------------------------------------------------------
AUTO PARTS -- 4.6%
 .............................................................
Dana Corporation                         2,072         95,441
 .............................................................
Lear Corporation #                       2,800        139,300
 .............................................................
Meritor Automotive, Inc.                 3,300         84,150
 ....................... .......................     ---------
                                                      318,891
-------------------------------------------------------------
BANKS -- 6.4%
 .............................................................
Compass Bancshares, Inc.                 1,725         47,006
 .............................................................
Colonial BancGroup, Inc.                 6,500         90,594
 .............................................................
UnionBanCal Corporation                  8,300        299,838
 ....................... .......................     ---------
                                                      437,438
-------------------------------------------------------------
COMMUNICATIONS & MEDIA -- 3.1%
 .............................................................
Groupe AB SA ADR #                      65,300        212,225
-------------------------------------------------------------
COMPUTER SOFTWARE &
  SERVICES -- 5.8%
 .............................................................
Cambridge Technology Partners, Inc.
  #                                      1,900         33,369
 .............................................................
InaCom Corporation #                    19,212        242,551
 .............................................................
PeopleSoft, Inc. #                       7,100        122,475
 ....................... .......................     ---------
                                                      398,395
-------------------------------------------------------------
ELECTRIC PRODUCTS -- 2.2%
 .............................................................
UCAR International, Inc. #               6,000        151,500
-------------------------------------------------------------
FINANCIAL SERVICES -- 2.5%
 .............................................................
Radian Group Inc.                        3,500        170,843
-------------------------------------------------------------
FOODS -- 9.2%
 .............................................................
Dean Foods Company                       8,300        344,969
 .............................................................
Interstate Bakeries Corporation          5,800        130,138
 .............................................................
Nabisco Group Holdings Corporation       8,100        158,456
 ....................... .......................     ---------
                                                      633,563
-------------------------------------------------------------
HEALTHCARE -- DRUGS -- 0.4%
 .............................................................
Bergen Brunswig Corporation --Class
  A                                      1,600         27,600
-------------------------------------------------------------

-------------------------------------------------------------
                                       Shares        Value
HEALTHCARE -- MISCELLANEOUS -- 3.2%
 .............................................................
Beverly Enterprises, Inc. #              9,000     $   72,562
 .............................................................
Total Renal Care Holdings, Inc. #        9,400        146,288
 ....................... .......................     ---------
                                                      218,850
-------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES -- 3.4%
 .............................................................
Whirlpool Corporation                    3,200        236,800
-------------------------------------------------------------
INSURANCE -- 6.2%
 .............................................................
ESG Re Limited                          13,900        208,500
 .............................................................
Harleysville Group, Inc.                 3,400         69,700
 .............................................................
IPC Holdings Limited                     3,000         60,000
 .............................................................
Ohio Casualty Corporation                1,200         43,350
 .............................................................
St. Paul Companies, Inc.                 1,400         44,538
 ....................... .......................     ---------
                                                      426,088
-------------------------------------------------------------
MACHINERY -- 3.4%
 .............................................................
New Holland N.V.                        13,700        234,613
-------------------------------------------------------------
METALS & MINING -- 0.9%
 .............................................................
Reynolds Metals Company                  1,000         59,000
-------------------------------------------------------------
MISCELLANEOUS -- 1.2%
 .............................................................
American Coin Merchandising, Inc. #     13,000         84,500
-------------------------------------------------------------
OIL -- DOMESTIC -- 3.2%
 .............................................................
Occidental Petroleum Corporation         6,300        133,088
 .............................................................
Pennzoil-Quaker State Company            1,100         16,500
 .............................................................
USX -- Marathon Group, Inc.              2,100         68,381
 ....................... .......................     ---------
                                                      217,969
-------------------------------------------------------------
OIL & GAS DRILLING -- 8.8%
 .............................................................
Amerada Hess Corporation                   600         35,700
 .............................................................
Diamond Offshore Drilling, Inc.          2,700         76,613
 .............................................................
Kerr-McGee Corporation                   2,300        115,431
 .............................................................
PennzEnergy Company                      3,600         60,075
 .............................................................
Triton Energy Limited #                 29,300        314,975
 ....................... .......................     ---------
                                                      602,794
-------------------------------------------------------------
PAPER -- 2.7%
 .............................................................
Chesapeake Corporation                   1,800         67,387
 .............................................................
Consolidated Papers, Inc.                4,500        120,375
 ....................... .......................     ---------
                                                      187,762
-------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                  MID-CAP FUND

                                       Shares        Value
-------------------------------------------------------------
POLLUTION CONTROL -- 1.5%
 .............................................................
Browning-Ferris Industries, Inc.         2,400     $  103,200
-------------------------------------------------------------
RETAIL -- JEWELRY -- 2.1%
 .............................................................
Friedman's Inc.                         16,500        143,344
-------------------------------------------------------------
SAVINGS & LOANS -- 1.1%
 .............................................................
Charter One Financial, Inc.              2,625         73,008
-------------------------------------------------------------
SECURITY SERVICES -- 1.9%
 .............................................................
Pittston Brink's Group                   4,800        128,400
-------------------------------------------------------------
STEEL -- 3.0%
 .............................................................
USX-U.S. Steel Group, Inc.               7,600        205,200
-------------------------------------------------------------
TOBACCO -- 2.8%
 .............................................................
R.J. Reynolds Tobacco Holdings,
  Inc. #                                 4,200        132,300
 .............................................................
Universal Corporation/VA                 2,200         62,562
 ....................... .......................     ---------
                                                      194,862
-------------------------------------------------------------
TRANSPORTATION -- AIR -- 1.2%
 .............................................................
AMR Corporation #                        1,200         81,900
-------------------------------------------------------------
TRUCKING -- 0.7%
 .............................................................
Ryder System, Inc.                       1,800         46,800
-------------------------------------------------------------
UTILITY -- ELECTRIC -- 6.6%
 .............................................................
CMP Group Inc.                           6,500        170,219
 .............................................................
Illinova Corporation                     5,600        152,600
 .............................................................
P P & L Resources, Inc.                  2,339         71,924
 .............................................................
SCANA Corporation                        2,600         60,775
 ....................... .......................     ---------
                                                      455,518
 ....................... .......................     ---------
Total common stock (cost                            6,580,772
  $6,632,207)
-------------------------------------------------------------

-------------------------------------------------------------
           VARIABLE RATE              Principal
       DEMAND NOTES* -- 4.9%           Amount        Value
General Mills, Inc., 4.8250%          $171,873     $  171,873
 .............................................................
Pitney Bowes, Inc., 4.8250%            165,249        165,249
 ....................... .......................     ---------
Total variable rate demand notes                      337,122
  (cost $337,122)
-------------------------------------------------------------
Total investments -- 100.7% (cost
  $6,969,329)                                       6,917,894
 .............................................................
Liabilities in excess of
  other assets -- (0.7)%                              (47,214)
 ....................... .......................     ---------
                                                   $6,870,680
Total net assets -- 100.0%
-------------------------------------------------------------

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

ADR -- American Depository Receipts.

# -- Non-income producing security.

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 SMALL CAP FUND

      COMMON STOCKS -- 96.7%          Shares        Value
------------------------------------------------------------
AEROSPACE -- 4.8%
 ............................................................
AVTEAM, Inc. #                        347,300    $ 2,539,631
------------------------------------------------------------
AUTO PARTS -- 3.5%
 ............................................................
Titan International, Inc.             157,900      1,875,063
------------------------------------------------------------
CHEMICALS -- 3.2%
 ............................................................
The Carbide/Graphite Group, Inc. #    119,500      1,710,344
------------------------------------------------------------
COMMERCIAL SERVICES -- 0.5%
 ............................................................
FirstService Corporation #             16,100        245,525
------------------------------------------------------------
COMMUNICATIONS & MEDIA -- 1.3%
 ............................................................
Groupe AB SA ADR #                    215,500        700,375
------------------------------------------------------------
COMPUTERS -- 3.1%
 ............................................................
Creative Technology, Ltd.              46,700        627,531
 ............................................................
Hutchinson Technology, Inc. #          36,500      1,012,875
 ...................... ......................     ----------
                                                   1,640,406
------------------------------------------------------------
COMPUTER SOFTWARE &
  SERVICES -- 10.2%
 ............................................................
Cambridge Technology Partners, Inc.
  #                                    80,300      1,410,269
 ............................................................
Engineering Animation, Inc. #          24,200        512,737
 ............................................................
InaCom Corporation #                  239,348      3,021,768
 ............................................................
Tech Data Corporation #                12,750        487,687
 ...................... ......................     ----------
                                                   5,432,461
------------------------------------------------------------
COMPUTER SYSTEMS -- 1.7%
 ............................................................
Radisys Corporation #                  23,100        898,006
------------------------------------------------------------
ELECTRONICS -- 0.9%
 ............................................................
Stoneridge, Inc. #                     34,900        471,150
------------------------------------------------------------
ENGINEERING AND
  CONSTRUCTION -- 0.3%
 ............................................................
Stone & Webster, Inc.                   5,700        151,762
------------------------------------------------------------
ENTERTAINMENT -- 3.2%
 ............................................................
Midway Games Inc. #                    69,300        896,569
 ............................................................
THQ Inc. #                             29,100        836,625
 ...................... ......................     ----------
                                                   1,733,194
------------------------------------------------------------
FINANCE -- MISCELLANEOUS -- 2.2%
 ............................................................
Executive Risk, Inc.                   13,600      1,156,850
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
FOOD, BEVERAGE & TOBACCO -- 8.4%
 ............................................................
Canandaigua Brands, Inc. #              5,000    $   262,189
 ............................................................
Interstate Bakeries Corporation        77,400      1,736,662
 ............................................................
J & J Snack Foods Corporation #        74,300      1,783,200
 ............................................................
The Earthgrains Company                27,900        720,169
 ...................... ......................     ----------
                                                   4,502,220
------------------------------------------------------------
HEALTHCARE -- MISCELLANEOUS -- 7.2%
 ............................................................
Beverly Enterprises, Inc. #           132,500      1,068,281
 ............................................................
Total Renal Care Holdings, Inc. #     145,300      2,261,231
 ............................................................
Ventas, Inc.                           99,700        535,888
 ...................... ......................     ----------
                                                   3,865,400
------------------------------------------------------------
INSURANCE -- 7.0%
 ............................................................
ESG Re Limited                        206,400      3,096,000
 ............................................................
Horace Mann Educators Corporation       7,400        201,187
 ............................................................
Stirling Cooke Brown Holdings
  Limited                             107,600        443,850
 ...................... ......................     ----------
                                                   3,741,037
------------------------------------------------------------
MACHINERY -- 8.5%
 ............................................................
Denison International PLC ADR #       138,700      2,132,513
 ............................................................
Hawk Corporation Class A #             96,300        848,644
 ............................................................
JLG Industries, Inc.                    3,000         61,125
 ............................................................
New Holland N.V.                       88,700      1,518,987
 ...................... ......................     ----------
                                                   4,561,269
------------------------------------------------------------
MISCELLANEOUS -- 4.0%
 ............................................................
American Coin Merchandising, Inc. #   282,000      1,833,000
 ............................................................
Mac-Gray Corporation #                 33,300        291,375
 ............................................................
Ralcorp Holdings, Inc. #                2,500         40,156
 ...................... ......................     ----------
                                                   2,164,531
------------------------------------------------------------
OIL EXPLORATION &
  PRODUCTION -- 0.6%
 ............................................................
Abraxas Petroleum Corporation #        74,500         88,469
 ............................................................
Tom Brown, Inc. #                      14,300        222,544
 ...................... ......................     ----------
                                                     311,013
------------------------------------------------------------
OIL & GAS DRILLING -- 1.0%
 ............................................................
Triton Energy Limited #                51,200        550,400
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 SMALL CAP FUND

                                      Shares        Value
------------------------------------------------------------
PUBLISHING -- 3.0%
 ............................................................
Playboy Enterprises, Inc. Class A #    34,200    $   803,700
 ............................................................
Playboy Enterprises, Inc. #            29,100        772,969
 ...................... ......................     ----------
                                                   1,576,669
------------------------------------------------------------
RETAIL -- APPAREL -- 2.0%
 ............................................................
Payless ShoeSource, Inc. #             20,400      1,091,400
------------------------------------------------------------
RETAIL -- JEWELRY -- 2.4%
 ............................................................
Friedman's, Inc.                      150,500      1,307,469
------------------------------------------------------------
SECURITY SERVICES -- 6.3%
 ............................................................
Pittston Brink's Group                124,900      3,341,075
------------------------------------------------------------
STEEL -- 0.9%
 ............................................................
Armco Inc. #                           70,200        465,075
------------------------------------------------------------
TRANSPORTATION -- AIR
  FREIGHT -- 3.5%
 ............................................................
AirNet Systems, Inc. #                139,900      1,888,650
------------------------------------------------------------


------------------------------------------------------------
                                      Shares        Value
UTILITY -- ELECTRIC -- 7.0%
 ............................................................
Central Hudson Gas & Electric
  Corporation                           2,000    $    84,000
 ............................................................
CMP Group Inc.                        119,000      3,116,312
 ............................................................
Cleco Corporation                       2,600         78,975
 ............................................................
MDU Resources Group, Inc.               4,000         91,250
 ............................................................
Public Service Company of New
  Mexico                                4,200         83,475
 ............................................................
Rochester Gas and Electric
  Corporation                           3,300         87,656
 ............................................................
UGI Corporation                         4,400         88,825
 ............................................................
The United Illuminating Company         2,000         84,875
 ...................... ......................     ----------
                                                   3,715,368
 ...................... ......................     ----------
Total common stock (cost                          51,636,343
  $60,313,444)
------------------------------------------------------------
Total investments -- 96.7% (cost
  $60,313,444)                                    51,636,343
 ............................................................
Other assets in excess of
  liabilities -- 3.3%                              1,740,425
 ...................... ......................     ----------
                                                 $53,376,768
Total net assets -- 100.0%
------------------------------------------------------------

ADR -- American Depository Receipts.

# -- Non-income producing security.

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

    COMMON STOCKS -- 93.5%        Shares          Value
------------------------------------------------------------
AUSTRALIA -- 3.3%
------------------------------------------------------------
BANKS -- 1.6%
 ............................................................
Australia and New Zealand
  Banking Group, Ltd.             2,981,050   $   21,919,833
------------------------------------------------------------
BUILDING MATERIALS -- 1.7%
 ............................................................
Pioneer International, Ltd.       9,105,173       23,202,883
 ..................... .....................     ------------
                                                  45,122,716
Total Australia
------------------------------------------------------------
AUSTRIA -- 0.5%
------------------------------------------------------------
STEEL -- 0.5%
 ............................................................
Boehler -- Uddeholm AG              140,010        6,929,744
 ..................... .....................     ------------
                                                   6,929,744
Total Austria
------------------------------------------------------------
CANADA -- 3.7%
------------------------------------------------------------
BANKS -- 1.2%
 ............................................................
Canadian Imperial Bank of
  Commerce                          715,022       16,956,471
------------------------------------------------------------
DIVERSIFIED
  INDUSTRIALS -- 1.5%
 ............................................................
Imasco, Ltd.                        733,630       19,677,799
------------------------------------------------------------
METALS & MINERALS -- 1.0%
 ............................................................
Noranda, Inc.                     1,070,329       14,029,040
 ..................... .....................     ------------
                                                  50,663,310
Total Canada
------------------------------------------------------------
FINLAND -- 2.4%
------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 2.4%
 ............................................................
Metra OYJ                           507,332       10,726,388
 ............................................................
UPM-Kymmene OYJ                     780,340       22,373,610
 ..................... .....................     ------------
                                                  33,099,998
Total Finland
------------------------------------------------------------
FRANCE -- 9.5%
------------------------------------------------------------
BANKS -- 2.5%
 ............................................................
Banque Nationale de Paris           171,685       14,307,083
 ............................................................
Societe Generale                    115,655       20,385,148
 ..................... .....................     ------------
                                                  34,692,231
------------------------------------------------------------
BEVERAGES -- 1.4%
 ............................................................
Pernod Ricard SA                    287,923       19,301,769
------------------------------------------------------------
BUILDING MATERIALS -- 1.5%
 ............................................................
Lafarge SA                          218,032       20,732,828
------------------------------------------------------------

------------------------------------------------------------
                                  Shares          Value
CONSUMER DURABLES -- MISCELLANEOUS -- 1.1%
 ............................................................
Societe BIC SA                      286,125   $   15,094,156
------------------------------------------------------------
OIL -- INTERNATIONAL -- 3.0%
 ............................................................
Elf Aquitaine SA                    156,755       23,005,607
 ............................................................
Total SA                            138,143       17,823,524
 ..................... .....................     ------------
                                                  40,829,131
 ..................... .....................     ------------
                                                 130,650,115
Total France
------------------------------------------------------------
GERMANY -- 7.5%
------------------------------------------------------------
BANKS -- 1.0%
 ............................................................
Commerzbank AG                      457,680       13,901,275
------------------------------------------------------------
BUILDING MATERIALS -- 1.6%
 ............................................................
Dyckerhoff AG                        41,200       12,450,083
 ............................................................
Friedrich Grohe AG                   32,968        9,316,452
 ..................... .....................     ------------
                                                  21,766,535
------------------------------------------------------------
CHEMICALS -- 2.2%
 ............................................................
Hoechst AG                          482,306       21,837,081
 ............................................................
SGL Carbon AG #                     113,719        8,796,334
 ..................... .....................     ------------
                                                  30,633,415
------------------------------------------------------------
CONSUMER DURABLES -- MISCELLANEOUS -- 0.9%
 ............................................................
Buderus AG                           33,100       13,279,600
------------------------------------------------------------
DIVERSIFIED
  INDUSTRIALS -- 1.8%
 ............................................................
VEBA AG                             415,695       24,437,515
 ..................... .....................     ------------
                                                 104,018,340
Total Germany
------------------------------------------------------------
HONG KONG -- 4.4%
------------------------------------------------------------
METALS & MINING -- 0.6%
 ............................................................
Yanzhou Coal Mining Co., Ltd.    21,746,000        7,707,471
------------------------------------------------------------
PRINTING & PUBLISHING -- 1.2%
 ............................................................
South China Morning Post
  (Holdings), Ltd.               30,941,000       17,346,963
------------------------------------------------------------
REAL ESTATE
  DEVELOPMENT -- 2.6%
 ............................................................
Hang Lung Development Company    12,148,000       15,148,011
 ............................................................
New World Development Co.,
  Ltd.                            6,851,000       20,529,424
 ..................... .....................     ------------
                                                  35,677,435
 ..................... .....................     ------------
                                                  60,731,869
Total Hong Kong
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

                                  Shares          Value
------------------------------------------------------------
IRELAND -- 2.7%
------------------------------------------------------------
FOOD PRODUCERS -- 1.1%
 ............................................................
Greencore Group PLC               4,885,960   $   15,117,451
------------------------------------------------------------
PAPER -- 1.6%
 ............................................................
Jefferson Smurfit Group PLC       9,664,145       22,675,258
 ..................... .....................     ------------
                                                  37,792,709
Total Ireland
------------------------------------------------------------
ITALY -- 3.0%
------------------------------------------------------------
OIL EXPLORATION & PRODUCTION -- 1.3%
 ............................................................
ENI SPA                           3,111,524       18,580,573
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
 ............................................................
Telecom Italia SPA                1,933,600       20,101,782
 ............................................................
Telecom Italia SPA -- RNC           586,000        3,179,002
 ..................... .....................     ------------
                                                  23,280,784
 ..................... .....................     ------------
                                                  41,861,357
Total Italy
------------------------------------------------------------
JAPAN -- 8.5%
------------------------------------------------------------
ELECTRONIC COMPONENTS -- 3.5%
 ............................................................
Nintendo Co., Ltd.                  340,800       47,893,364
------------------------------------------------------------
ELECTRONICS -- 1.1%
 ............................................................
Nichicon Corporation              1,105,000       16,113,075
------------------------------------------------------------
FINANCIAL SERVICES -- 2.1%
 ............................................................
Promise Company, Ltd.               493,400       29,145,844
------------------------------------------------------------
LEISURE -- TOYS -- 1.8%
 ............................................................
NAMCO, Ltd.                         926,300       24,871,757
 ..................... .....................     ------------
                                                 118,024,040
Total Japan
------------------------------------------------------------
NETHERLANDS -- 7.8%
------------------------------------------------------------
BANKS -- 1.0%
 ............................................................
ABN AMRO Holding N.V.               648,880       14,053,713
------------------------------------------------------------
CHEMICALS -- 1.5%
 ............................................................
Akzo Nobel N.V.                     473,351       19,918,235
------------------------------------------------------------
ELECTRONICS -- 2.0%
 ............................................................
Koninklijke (Royal) Philips
  Electronics N.V.                  276,570       27,283,373
------------------------------------------------------------

------------------------------------------------------------
                                  Shares          Value
INSURANCE -- MULTI-LINE -- 2.3%
 ............................................................
Fortis (NL) N.V.                    302,977   $    9,358,665
 ............................................................
ING Groep N.V.                      414,711       22,454,958
 ..................... .....................     ------------
                                                  31,813,623
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.0%
 ............................................................
Koninklijke KPN N.V.                298,195       13,993,268
 ..................... .....................     ------------
                                                 107,062,212
Total Netherlands
------------------------------------------------------------
NORWAY -- 0.6%
------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 0.6%
 ............................................................
Kvaerner PLC -- Class A #           400,043        8,232,069
 ..................... .....................     ------------
                                                   8,232,069
Total Norway
------------------------------------------------------------
SINGAPORE -- 2.9%
------------------------------------------------------------
COMPUTERS -- 2.0%
 ............................................................
Creative Technology, Ltd.         2,107,252       28,316,199
------------------------------------------------------------
DIVERSIFIED
  INDUSTRIALS -- 0.9%
 ............................................................
Jardine Matheson Holdings,
  Ltd.                            2,534,600       12,673,000
 ..................... .....................     ------------
                                                  40,989,199
Total Singapore
------------------------------------------------------------
SPAIN -- 2.8%
------------------------------------------------------------
BANKS -- 1.4%
 ............................................................
Banco Santander Central
  Hispano, S.A.                   1,774,800       18,487,500
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.4%
 ............................................................
Telefonica de Espana S.A.           404,973       19,509,374
 ..................... .....................     ------------
                                                  37,996,874
Total Spain
------------------------------------------------------------
SWEDEN -- 1.5%
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.5%
 ............................................................
Electrolux AB -- Class B            985,730       20,637,490
 ..................... .....................     ------------
                                                  20,637,490
Total Sweden
------------------------------------------------------------
SWITZERLAND -- 6.1%
------------------------------------------------------------
BUILDING MATERIALS -- 1.3%
 ............................................................
Geberit International AG #           78,877       17,986,554
------------------------------------------------------------
INSURANCE -- 0.6%
 ............................................................
Schweizerische
  Rueckversicherungs-
  Gesellschaft "registered"           4,634        8,823,260
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

                                  Shares          Value
------------------------------------------------------------
MACHINERY & EQUIPMENT -- 2.2%
 ............................................................
SIG Schweizerische Industrie-
  Gesellschaft Holding               20,307   $   12,095,897
 ............................................................
Sulzer AG "registered" #             29,435       17,892,754
 ..................... .....................     ------------
                                                  29,988,651
------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 2.0%
 ............................................................
Novartis AG "registered'             18,488       26,995,857
 ..................... .....................     ------------
                                                  83,794,322
Total Switzerland
------------------------------------------------------------
UNITED KINGDOM -- 26.3%
------------------------------------------------------------
AUTOS -- 1.2%
 ............................................................
Lex Service PLC                   1,828,630       16,862,367
------------------------------------------------------------
BANKS -- 3.1%
 ............................................................
Lloyds TSB Group PLC              1,512,287       20,500,738
 ............................................................
National Westminster Bank PLC     1,034,061       21,923,267
 ..................... .....................     ------------
                                                  42,424,005
------------------------------------------------------------
BUILDING MATERIALS -- 1.5%
 ............................................................
Hanson PLC                        2,275,447       20,211,450
------------------------------------------------------------
CHEMICALS -- 3.4%
 ............................................................
BOC Group PLC                     1,009,808       19,737,735
 ............................................................
Laporte PLC                       2,424,113       27,397,368
 ..................... .....................     ------------
                                                  47,135,103
------------------------------------------------------------
CONSUMER DURABLES -- MISCELLANEOUS -- 1.0%
 ............................................................
Reckitt & Colman PLC              1,332,381       13,892,970
------------------------------------------------------------
DIVERSIFIED -- 2.0%
 ............................................................
Cookson Group PLC                 8,227,860       27,754,761
------------------------------------------------------------
DIVERSIFIED
  INDUSTRIALS -- 3.2%
 ............................................................
Tomkins PLC                       5,996,213       25,992,411
 ............................................................
Williams PLC                      2,638,437       17,425,995
 ..................... .....................     ------------
                                                  43,418,406
------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 3.1%
 ............................................................
Invensys PLC                      3,888,748       18,404,738
 ............................................................
TI Group PLC                      3,551,130       23,789,884
 ..................... .....................     ------------
                                                  42,194,622
------------------------------------------------------------
FOOD & BEVERAGES -- 1.7%
 ............................................................
Allied Domecq PLC                 2,432,594       23,467,017
------------------------------------------------------------

------------------------------------------------------------
                                  Shares          Value
INSURANCE -- 2.5%
 ............................................................
Allied Zurich AG PLC              1,304,264   $   16,395,816
 ............................................................
CGU PLC                           1,286,795       18,589,969
 ..................... .....................     ------------
                                                  34,985,785
------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.6%
 ............................................................
Medeva PLC                        4,627,140        7,512,538
------------------------------------------------------------
PRINTING & PUBLISHING -- 1.0%
 ............................................................
United News & Media PLC           1,488,355       14,311,106
------------------------------------------------------------
RETAIL -- FOOD CHAINS -- 0.7%
 ............................................................
Safeway PLC                       2,502,850       10,030,732
------------------------------------------------------------
TOBACCO -- 0.9%
 ............................................................
B.A.T. Industries PLC             1,338,714       12,587,372
------------------------------------------------------------
WATER -- TREATMENT -- 0.4%
 ............................................................
Thames Water PLC                    367,874        5,833,563
 ..................... .....................     ------------
                                                 362,621,797
Total United Kingdom
 ..................... .....................     ------------
Total common stock                             1,290,228,161
  (cost $1,138,929,554)
------------------------------------------------------------
                                 Principal
SHORT-TERM INVESTMENTS -- 2.5%    Amount
------------------------------------------------------------
COMMERCIAL PAPER -- 2.2%
------------------------------------------------------------
TRW Incorporated
  6.05%, 7/01/1999              $30,000,000       30,000,000
------------------------------------------------------------
VARIABLE RATE DEMAND
NOTES* -- 0.3%
------------------------------------------------------------
Chase Manhattan Bank, 3.3593%     4,683,200        4,683,200
 ..................... .....................     ------------
Total short-term investments                      34,683,200
  (cost $34,683,200)
------------------------------------------------------------
Total investments -- 96.0%
  (cost $1,173,612,754)                        1,324,911,361
 ............................................................
Other assets in excess of
  liabilities -- 4.0%                             55,134,613
 ..................... .....................     ------------
                                              $1,380,045,974
Total net assets -- 100.0%
------------------------------------------------------------

# Non-income producing security.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 1999.

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

      COMMON STOCKS -- 98.1%           Shares        Value
-------------------------------------------------------------
AUSTRALIA -- 3.5%
-------------------------------------------------------------
BANKS -- 1.7%
 .............................................................
Australia and New Zealand Banking
  Group, Ltd.                           16,940     $  124,561
-------------------------------------------------------------
BUILDING MATERIALS -- 1.4%
 .............................................................
Pioneer International, Ltd.             41,863        106,680
-------------------------------------------------------------
DIVERSIFIED COMPANIES -- 0.4%
 .............................................................
Reinsurance Australia Corporation,
  Ltd.                                  39,233         32,720
 ....................... .......................     ---------
                                                      263,961
Total Australia
-------------------------------------------------------------
CANADA -- 1.1%
-------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.0%
 .............................................................
Nexfor, Inc.                                 1              6
-------------------------------------------------------------
METALS & MINERALS -- 1.1%
 .............................................................
Noranda, Inc.                            6,385         83,690
-------------------------------------------------------------
OIL EXPLORATION &
  PRODUCTION -- 0.0%
 .............................................................
Canadian Hunter Exploration Ltd. #           1             11
 ....................... .......................     ---------
                                                       83,707
Total Canada
-------------------------------------------------------------
FRANCE -- 5.8%
-------------------------------------------------------------
BANKS -- 2.3%
 .............................................................
Banque Nationale de Paris                  820         68,333
 .............................................................
Societe Generale                           625        110,161
 ....................... .......................     ---------
                                                      178,494
-------------------------------------------------------------
BEVERAGES -- 1.1%
 .............................................................
Pernod Ricard SA                         1,200         80,446
-------------------------------------------------------------
BUILDING MATERIALS -- 1.5%
 .............................................................
Lafarge SA                               1,202        114,299
-------------------------------------------------------------
OIL -- INTERNATIONAL -- 0.9%
 .............................................................
Total SA                                   514         66,317
 ....................... .......................     ---------
                                                      439,556
Total France
-------------------------------------------------------------
GERMANY -- 5.2%
-------------------------------------------------------------
BANKS -- 1.0%
 .............................................................
Commerzbank AG                           2,500         75,933
-------------------------------------------------------------
CHEMICALS -- 1.7%
 .............................................................
Hoechst AG                               2,759        124,918
-------------------------------------------------------------

-------------------------------------------------------------
                                       Shares        Value
DIVERSIFIED INDUSTRIALS -- 1.6%
 .............................................................
VEBA AG                                  2,014     $  118,397
-------------------------------------------------------------
MEDICAL PRODUCTS -- 0.9%
 .............................................................
Draegerwerk AG                           4,985         70,436
 ....................... .......................     ---------
                                                      389,684
Total Germany
-------------------------------------------------------------
HONG KONG -- 3.5%
-------------------------------------------------------------
BANKS -- 1.5%
 .............................................................
Dao Heng Bank Group, Ltd.               25,500        114,372
-------------------------------------------------------------
REAL ESTATE DEVELOPMENT -- 1.3%
 .............................................................
New World Development Co., Ltd.         33,000         98,886
-------------------------------------------------------------
RETAIL -- SPECIALTY -- 0.7%
 .............................................................
Dickson Concepts International,
  Ltd.                                  73,500         52,102
 ....................... .......................     ---------
                                                      265,360
Total Hong Kong
-------------------------------------------------------------
IRELAND -- 2.9%
-------------------------------------------------------------
FOOD PRODUCERS -- 0.9%
 .............................................................
Greencore Group PLC                     21,160         65,470
-------------------------------------------------------------
PAPER -- 2.0%
 .............................................................
Jefferson Smurfit Group PLC             63,990        150,142
 ....................... .......................     ---------
                                                      215,612
Total Ireland
-------------------------------------------------------------
ITALY -- 2.7%
-------------------------------------------------------------
OIL EXPLORATION &
  PRODUCTION -- 1.0%
 .............................................................
ENI SPA                                 12,000         71,658
-------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
 .............................................................
Telecom Italia SPA                      10,600        110,198
 .............................................................
Telecom Italia SPA -- RNC                3,425         18,580
 ....................... .......................     ---------
                                                      128,778
 ....................... .......................     ---------
                                                      200,436
Total Italy
-------------------------------------------------------------
JAPAN -- 7.5%
-------------------------------------------------------------
AUTO PARTS -- 1.0%
 .............................................................
NIFCO, Inc.                              8,000         76,867
-------------------------------------------------------------
ELECTRONIC COMPONENTS -- 3.2%
 .............................................................
Nintendo Co., Ltd.                       1,700        238,905
-------------------------------------------------------------
ELECTRONICS -- 1.6%
 .............................................................
Nichicon Corporation                     8,000        116,656
-------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                       Shares        Value
-------------------------------------------------------------
FINANCIAL SERVICES -- 1.7%
 .............................................................
Promise Company, Ltd.                    2,200     $  129,957
 ....................... .......................     ---------
                                                      562,385
Total Japan
-------------------------------------------------------------
NETHERLANDS -- 6.5%
-------------------------------------------------------------
BANKS -- 1.0%
 .............................................................
ABN AMRO Holding N.V.                    3,585         77,645
-------------------------------------------------------------
CHEMICALS -- 1.3%
 .............................................................
Akzo Nobel N.V.                          2,420        101,832
-------------------------------------------------------------
ELECTRONICS -- 1.8%
 .............................................................
Koninklijke (Royal) Philips
  Electronics N.V.                       1,343        132,505
-------------------------------------------------------------
INSURANCE -- MULTI-LINE -- 1.6%
 .............................................................
ING Groep N.V.                           2,255        122,099
-------------------------------------------------------------
TELECOMMUNICATIONS -- 0.8%
 .............................................................
Koninklijke KPN N.V.                     1,300         61,005
 ....................... .......................     ---------
                                                      495,086
Total Netherlands
-------------------------------------------------------------
NEW ZEALAND -- 1.3%
-------------------------------------------------------------
BUILDING MATERIALS -- 1.3%
 .............................................................
Fletcher Challenge Building             69,015        100,573
 ....................... .......................     ---------
                                                      100,573
Total New Zealand
-------------------------------------------------------------
SINGAPORE -- 2.9%
-------------------------------------------------------------
COMPUTERS -- 2.0%
 .............................................................
Creative Technology, Ltd.               11,200        150,500
-------------------------------------------------------------
DIVERSIFIED INDUSTRIALS -- 0.9%
 .............................................................
Jardine Matheson Holdings, Ltd.         14,000         70,000
 ....................... .......................     ---------
                                                      220,500
Total Singapore
-------------------------------------------------------------
SPAIN -- 1.4%
-------------------------------------------------------------
TELECOMMUNICATIONS -- 1.4%
 .............................................................
Telefonica de Espana S.A.                2,244        108,104
 ....................... .......................     ---------
                                                      108,104
Total Spain
-------------------------------------------------------------
SWEDEN -- 1.5%
-------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.5%
 .............................................................
Electrolux AB -- Class B                 5,525        115,673
 ....................... .......................     ---------
                                                      115,673
Total Sweden
-------------------------------------------------------------

-------------------------------------------------------------
                                       Shares        Value
SWITZERLAND -- 6.8%
-------------------------------------------------------------
BUILDING MATERIALS -- 2.2%
 .............................................................
Forbo Holding AG "registered"              161     $   64,002
 .............................................................
Geberit International AG #                 451        102,843
 ....................... .......................     ---------
                                                      166,845
-------------------------------------------------------------
INSURANCE -- 0.7%
 .............................................................
Schweizerische Rueckversicherungs-
  Gesellschaft "registered"                 27         51,409
-------------------------------------------------------------
MACHINERY & EQUIPMENT -- 2.0%
 .............................................................
Saurer AG "registered" #                   141         76,278
 .............................................................
SIG Schweizerische
  Industrie-Gesellschaft Holding           126         75,052
 ....................... .......................     ---------
                                                      151,330
-------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.9%
 .............................................................
Novartis AG "registered"                    99        144,558
 ....................... .......................     ---------
                                                      514,142
Total Switzerland
-------------------------------------------------------------
UNITED KINGDOM -- 20.4%
-------------------------------------------------------------
APPAREL & TEXTILES -- 1.6%
 .............................................................
Coats Viyella PLC                      154,380        124,108
-------------------------------------------------------------
BANKS -- 3.1%
 .............................................................
Lloyds TSB Group PLC                     8,337        113,017
 .............................................................
National Westminster Bank PLC            5,700        120,847
 ....................... .......................     ---------
                                                      233,864
-------------------------------------------------------------
BUILDING MATERIALS -- 1.5%
 .............................................................
Hanson PLC                              12,770        113,428
-------------------------------------------------------------
DIVERSIFIED -- 1.2%
 .............................................................
Cookson Group PLC                       27,000         91,078
-------------------------------------------------------------
DIVERSIFIED INDUSTRIALS -- 2.9%
 .............................................................
Elementis PLC                           55,010         90,180
 .............................................................
Tomkins PLC                             29,832        129,316
 ....................... .......................     ---------
                                                      219,496
-------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 2.5%
 .............................................................
Invensys PLC                            11,106         52,563
 .............................................................
TI Group PLC                            20,540        137,603
 ....................... .......................     ---------
                                                      190,166
-------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                       Shares        Value
-------------------------------------------------------------
FOOD & BEVERAGES -- 1.9%
 .............................................................
Allied Domecq PLC                       12,690     $  122,419
 .............................................................
Tesco PLC                                7,520         19,351
 ....................... .......................     ---------
                                                      141,770
-------------------------------------------------------------
INSURANCE -- 2.2%
 .............................................................
Allied Zurich AG PLC                     5,870         73,791
 .............................................................
CGU PLC                                  6,340         91,592
 ....................... .......................     ---------
                                                      165,383
-------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.6%
 .............................................................
Medeva PLC                              25,878         42,015
-------------------------------------------------------------
PRINTING & PUBLISHING -- 1.0%
 .............................................................
United News & Media PLC                  8,276         79,577
-------------------------------------------------------------
TOBACCO -- 0.9%
 .............................................................
B.A.T. Industries PLC                    7,230         67,981
-------------------------------------------------------------
WATER -- TREATMENT -- 1.0%
 .............................................................
Pennon Group PLC                         4,518         75,632
 ....................... .......................     ---------
                                                    1,544,498
Total United Kingdom
-------------------------------------------------------------
UNITED STATES -- 25.1%
-------------------------------------------------------------
AEROSPACE -- 1.0%
 .............................................................
Northrop Grumman Corporation             1,100         72,944
-------------------------------------------------------------
AUTO PARTS -- 1.5%
 .............................................................
Dana Corporation                         2,400        110,550
-------------------------------------------------------------
AUTOS & TRUCKS -- 0.9%
 .............................................................
Ford Motor Company                       1,260         71,111
-------------------------------------------------------------
BANKS -- 1.7%
 .............................................................
Bank One Corporation                     2,106        125,439
-------------------------------------------------------------
BUILDING & FOREST PRODUCTS -- 1.3%
 .............................................................
Weyerhaeuser Company                     1,450         99,688
-------------------------------------------------------------
CONGLOMERATES -- 1.3%
 .............................................................
Tenneco, Inc.                            4,000         95,500
-------------------------------------------------------------

-------------------------------------------------------------
                                       Shares        Value
FINANCIAL SERVICES -- 1.4%
 .............................................................
Household International, Inc.            2,210     $  104,699
-------------------------------------------------------------
INSURANCE -- 1.1%
 .............................................................
Safeco Corporation                       1,800         79,425
-------------------------------------------------------------
MACHINERY  -- 2.2%
 .............................................................
New Holland N.V.                         9,750        166,969
-------------------------------------------------------------
METALS & MINING -- 1.6%
 .............................................................
Alcoa, Inc.                              2,000        123,750
-------------------------------------------------------------
OIL -- DOMESTIC -- 2.2%
 .............................................................
Occidental Petroleum Corporation         3,400         71,825
 .............................................................
Phillips Petroleum Company               1,840         92,575
 ....................... .......................     ---------
                                                      164,400
-------------------------------------------------------------
PHOTOGRAPHY & OPTICAL -- 1.3%
 .............................................................
Eastman Kodak Company                    1,400         94,850
-------------------------------------------------------------
SAVINGS & LOANS -- 0.9%
 .............................................................
Fannie Mae                               1,050         71,794
-------------------------------------------------------------
TOBACCO -- 1.5%
 .............................................................
Philip Morris Companies, Inc.            2,905        116,745
-------------------------------------------------------------
UTILITY -- ELECTRIC -- 0.9%
 .............................................................
GPU, Inc.                                1,590         67,078
-------------------------------------------------------------
UTILITY -- TELEPHONE -- 4.3%
 .............................................................
AT&T Corporation                         1,950        108,834
 .............................................................
ALLTEL Corporation                       1,800        128,700
 .............................................................
GTE Corporation                          1,200         90,900
 ....................... .......................     ---------
                                                      328,434
 ....................... .......................     ---------
                                                    1,893,376
Total United States
-------------------------------------------------------------
Total common stock
  (cost $6,810,227)                                 7,412,653
-------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND
            SHORT-TERM                Principal
        INVESTMENTS -- 1.4%            Amount        Value
-------------------------------------------------------------
VARIABLE RATE DEMAND NOTES* -- 1.4%
-------------------------------------------------------------
Chase Manhattan Bank, 3.3593%         $107,718     $  107,718
-------------------------------------------------------------
CASH EQUIVALENTS -- 0.0%
-------------------------------------------------------------
Chase Bank Domestic Liquidity Fund         689            689
 ....................... .......................     ---------
Total short-term investments (cost                    108,407
  $108,407)
-------------------------------------------------------------
Total investments -- 99.5%
  (cost $6,918,634)                                 7,521,060
 .............................................................
Other assets in excess of
  liabilities -- 0.5%                                  40,836
 ....................... .......................     ---------
                                                   $7,561,896
Total net assets -- 100.0%
-------------------------------------------------------------

# Non-income producing security.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 1999.

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 BALANCED FUND

    COMMON STOCKS -- 47.1%          Shares          Value
------------------------------------------------------------
AEROSPACE -- 2.3%
 ............................................................
Lockheed Martin Corporation            23,300    $   867,925
 ............................................................
Northrop Grumman Corporation           15,400      1,021,212
 ............................................................
Rockwell International
  Corporation                           5,800        352,350
 ...................... ......................     ----------
                                                   2,241,487
------------------------------------------------------------
APPAREL & TEXTILES -- 0.3%
 ............................................................
Russell Corporation                    15,000        292,500
------------------------------------------------------------
AUTO PARTS -- 1.8%
 ............................................................
Dana Corporation                       15,800        727,788
 ............................................................
Delphi Automotive Systems
  Corporation                          13,294        246,770
 ............................................................
Meritor Automotive, Inc.                2,000         51,000
 ............................................................
TRW Inc.                               13,600        746,300
 ...................... ......................     ----------
                                                   1,771,858
------------------------------------------------------------
AUTOS & TRUCKS -- 2.2%
 ............................................................
Ford Motor Company                     21,000      1,185,188
 ............................................................
General Motors Corporation             14,300        943,800
 ...................... ......................     ----------
                                                   2,128,988
------------------------------------------------------------
BANKS -- 2.5%
 ............................................................
Bank One Corporation                   17,300      1,030,431
 ............................................................
First Security Corporation              8,200        223,450
 ............................................................
First Union Corporation                15,000        705,000
 ............................................................
KeyCorp                                 8,600        276,275
 ............................................................
UnionBanCal Corporation                 5,900        213,137
 ...................... ......................     ----------
                                                   2,448,293
------------------------------------------------------------
BEVERAGES -- 0.6%
 ............................................................
Anheuser-Busch Companies, Inc.          9,000        638,438
------------------------------------------------------------
BUILDING & FOREST
  PRODUCTS -- 1.2%
 ............................................................
Georgia-Pacific Corporation
  (Timber Group)                       13,000        328,250
 ............................................................
Weyerhaeuser Company                   12,300        845,625
 ...................... ......................     ----------
                                                   1,173,875
------------------------------------------------------------

------------------------------------------------------------
                                    Shares          Value
CHEMICALS -- 1.3%
 ............................................................
The Dow Chemical Company                5,200    $   659,750
 ............................................................
Eastman Chemical Company                9,400        486,450
 ............................................................
Millennium Chemicals, Inc.              4,442        104,665
 ...................... ......................     ----------
                                                   1,250,865
------------------------------------------------------------
CONGLOMERATES -- 1.0%
 ............................................................
Tenneco, Inc.                          39,600        945,450
------------------------------------------------------------
ENGINEERING &
  CONSTRUCTION -- 0.5%
 ............................................................
Harsco Corporation                     14,000        448,000
------------------------------------------------------------
FINANCIAL SERVICES -- 2.0%
 ............................................................
Associates First Capital
  Corporation -- Class A                2,400        106,350
 ............................................................
Fannie Mae                             12,500        854,688
 ............................................................
Fleet Financial Group, Inc.               600         26,625
 ............................................................
Household International, Inc.          11,200        530,600
 ............................................................
Transamerica Corporation                6,000        450,000
 ...................... ......................     ----------
                                                   1,968,263
------------------------------------------------------------
HEALTHCARE -- DRUGS -- 0.2%
 ............................................................
American Home Products
  Corporation                             600         34,500
 ............................................................
Bristol Myers Squibb Company            1,700        119,744
 ...................... ......................     ----------
                                                     154,244
------------------------------------------------------------
HEALTHCARE -- MEDICAL PRODUCTS -- 0.1%
 ............................................................
Baxter International, Inc.              2,200        133,375
------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES -- 1.0%
 ............................................................
Whirlpool Corporation                  13,000        962,000
------------------------------------------------------------
INSURANCE -- 3.0%
 ............................................................
American General Corporation            9,100        685,913
 ............................................................
Harleysville Group, Inc.               14,500        297,250
 ............................................................
Lincoln National Corporation           10,400        544,050
 ............................................................
Safeco Corporation                     18,500        816,312
 ............................................................
St. Paul Companies, Inc.               20,600        655,337
 ...................... ......................     ----------
                                                   2,998,862
------------------------------------------------------------
LEISURE/TOYS -- 0.5%
 ............................................................
Fortune Brands, Inc.                   13,000        537,875
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                    Shares          Value
------------------------------------------------------------
MACHINERY -- 1.1%
 ............................................................
Deere & Company                         1,400    $    55,475
 ............................................................
New Holland N.V.                       57,200        979,550
 ...................... ......................     ----------
                                                   1,035,025
------------------------------------------------------------
METALS & MINING -- 2.3%
 ............................................................
Alcoa, Inc.                            14,000        866,250
 ............................................................
Phelps Dodge Corporation                8,400        520,275
 ............................................................
Reynolds Metals Company                14,500        855,500
 ...................... ......................     ----------
                                                   2,242,025
------------------------------------------------------------
OIL -- DOMESTIC -- 3.7%
 ............................................................
Atlantic Richfield Company              6,200        518,088
 ............................................................
Occidental Petroleum
  Corporation                          26,500        559,812
 ............................................................
Phillips Petroleum Company             22,500      1,132,031
 ............................................................
Texaco Inc.                             4,500        281,250
 ............................................................
USX-Marathon Group, Inc.               25,000        814,062
 ............................................................
Ultramar Diamond Shamrock
  Corporation                          14,700        320,644
 ...................... ......................     ----------
                                                   3,625,887
------------------------------------------------------------
PAPER -- 1.8%
 ............................................................
Georgia-Pacific Group                  10,000        473,750
 ............................................................
International Paper Company            26,000      1,313,000
 ...................... ......................     ----------
                                                   1,786,750
------------------------------------------------------------
PHOTOGRAPHY & OPTICAL -- 0.8%
 ............................................................
Eastman Kodak Company                  11,600        785,900
------------------------------------------------------------
POLLUTION CONTROL -- 1.4%
 ............................................................
Browning-Ferris Industries,
  Inc.                                 18,400        791,200
 ............................................................
Waste Management, Inc.                 10,000        537,500
 ...................... ......................     ----------
                                                   1,328,700
------------------------------------------------------------
RAILROADS -- 1.1%
 ............................................................
CSX Corporation                         9,700        439,531
 ............................................................
Norfolk Southern Corporation           22,000        662,750
 ...................... ......................     ----------
                                                   1,102,281
------------------------------------------------------------

------------------------------------------------------------
                                    Shares          Value
RETAIL -- 2.0%
 ............................................................
Intimate Brands, Inc.                   2,940    $   139,283
 ............................................................
J.C. Penney Company, Inc.              19,100        927,544
 ............................................................
May Department Stores Company          12,600        515,025
 ............................................................
Sears, Roebuck & Company                8,800        392,150
 ...................... ......................     ----------
                                                   1,974,002
------------------------------------------------------------
SAVINGS & LOANS -- 0.9%
 ............................................................
Washington Mutual, Inc.                24,300        859,612
------------------------------------------------------------
STEEL -- 0.8%
 ............................................................
USX-U.S. Steel Group, Inc.             29,000        783,000
------------------------------------------------------------
TOBACCO -- 1.9%
 ............................................................
Philip Morris Companies, Inc.          47,400      1,904,887
------------------------------------------------------------
TRUCKING -- 0.1%
 ............................................................
Ryder System, Inc.                      4,500        117,000
------------------------------------------------------------
UTILITY -- ELECTRIC -- 5.0%
 ............................................................
CMS Energy Corporation                  9,500        397,813
 ............................................................
Central & South West
  Corporation                          14,500        338,937
 ............................................................
DTE Energy Company                     12,000        480,000
 ............................................................
Edison International                   19,000        508,250
 ............................................................
Entergy Corporation                     7,700        240,625
 ............................................................
GPU, Inc.                               5,800        244,687
 ............................................................
Illinova Corporation                   28,000        763,000
 ............................................................
PECO Energy Company                    14,000        586,250
 ............................................................
P P & L Resources, Inc.                10,000        307,500
 ............................................................
PacifiCorp                             12,000        220,500
 ............................................................
Public Service Enterprises
  Group, Inc.                           7,000        286,125
 ............................................................
SCANA Corporation                      14,000        327,250
 ............................................................
Texas Utilities Company                 6,300        259,875
 ...................... ......................     ----------
                                                   4,960,812
------------------------------------------------------------
UTILITY -- GAS PIPELINE -- 0.2%
 ............................................................
Peoples Energy Corporation              4,500        169,594
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                    Shares          Value
------------------------------------------------------------
UTILITY -- TELEPHONE -- 3.5%
 ............................................................
AT&T Corporation                       15,800    $   881,837
 ............................................................
ALLTEL Corporation                      9,400        672,100
 ............................................................
Bell Atlantic Corporation              12,500        817,188
 ............................................................
GTE Corporation                         4,000        303,000
 ............................................................
SBC Communications, Inc.               13,000        754,000
 ...................... ......................     ----------
                                                   3,428,125
------------------------------------------------------------
Total common stock (cost
  $38,969,491)                                    46,197,973
------------------------------------------------------------
                                   Principal
   CORPORATE BONDS -- 14.6%         Amount
------------------------------------------------------------
BANKS -- 1.5%
 ............................................................
MBNA Corporation, 5.505%,
  6/17/2002 #                     $ 1,500,000      1,492,602
------------------------------------------------------------
EUROBANKS -- 6.1%
 ............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 5.92625%,
  12/29/2049 #                      2,500,000      2,474,991
 ............................................................
Nordbanken, CLB 10/25/2001
  5.92625%, 10/29/2049 #            2,000,000      1,956,940
 ............................................................
Okobank, CLB 9/09/2002
  5.59875%, 9/29/2049 #             1,500,000      1,510,722
 ...................... ......................     ----------
                                                   5,942,653
------------------------------------------------------------
FINANCIAL SERVICES -- 3.5%
 ............................................................
Countrywide Home Loans, Inc.,
  6.84%, 10/22/2004                 2,500,000      2,483,303
 ............................................................
Lehman Brothers Holdings,
  5.50125%, 6/01/2001 #               900,000        897,442
 ...................... ......................     ----------
                                                   3,380,745
------------------------------------------------------------
RETAIL -- 1.2%
 ............................................................
Rite Aid Corp. (Acquired
  12/16/1998, cost $747,645),
  6.00%, 12/15/2005 r                 750,000        695,127
 ............................................................
Rite Aid Corp. 7.125%,
  1/15/2007                           475,000        462,860
 ...................... ......................     ----------
                                                   1,157,987
------------------------------------------------------------

                                   Principal
                                    Amount          Value
------------------------------------------------------------
TRANSPORTATION -- 2.3%
 ............................................................
Delta Air Lines ETC:
  9.90%, 1/02/2002                $   150,000    $   159,729
  10.50%, 4/30/2016                   750,000        923,674
 ............................................................
Northwest Airlines, Inc.,
  11.30%, 12/21/2012                1,049,292      1,216,657
 ...................... ......................     ----------
                                                   2,300,060
------------------------------------------------------------
Total corporate bonds (cost
  $15,656,856)                                    14,274,047
------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES -- 6.0%
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.4%
 ............................................................
Federal Home Loan Mortgage
  Corporation
  1588 SA, 7.48888%, 9/15/2023
  #                                   700,000        564,527
 ............................................................
  2067 PD, 6.50%, 9/15/2026         2,900,000      2,809,361
 ...................... ......................     ----------
                                                   3,373,888
------------------------------------------------------------
PASS-THROUGH SECURITIES -- 2.4%
 ............................................................
Federal National Mortgage
  Association
  Pool #313608, 6.50%,
  7/01/2012                         2,360,375      2,329,921
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.2%
 ............................................................
Federal National Mortgage
  Association
  1994-53 E (PO), 0.00%,
  11/25/2023                          214,503        210,946
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $6,062,799)                                5,914,755
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 BALANCED FUND
          NON-AGENCY
        MORTGAGE-BACKED            Principal
      SECURITIES -- 13.7%           Amount          Value
------------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.7%
 ............................................................
Ditech Home Loan Owner Trust,
  CLB 1997-1 A3, 6.71%,
  8/15/2018                       $ 1,750,000    $ 1,755,679
 ............................................................
GMAC Commercial Mortgage
  Securities Inc., 1999-C2 A2,
  6.945%, 9/15/2033                 1,150,000      1,148,879
 ............................................................
GREAT 1998-1 A1 (Acquired
  7/02/98, cost $1,106,571)
  7.33%, 9/15/2007 r +              1,106,571        331,971
 ............................................................
Green Tree Financial
  Corporation, CLB 1996-5 B2,
  8.45%, 7/15/2027                  1,549,754      1,353,299
 ............................................................
Heilig-Meyers Master Trust
  (Acquired 2/20/1998, cost
  $1,399,872), CLB 1998-1A A,
  6.125%, 1/20/2007 r               1,400,000      1,376,739
 ............................................................
Nomura Asset Securities
  Corporation:
  CLB 1995-MD3 A1B, 8.15%,
  3/04/2020                         1,000,000      1,053,465
 ............................................................
  CLB 1998-D6 A1B, 6.59%,
    3/17/2028                       2,500,000      2,431,463
 ...................... ......................     ----------
                                                   9,451,495
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%
 ............................................................
Independent National Mortgage
  Corporation, CLB 1996-D A2,
  7.00%, 5/25/2026                      9,114          9,106
 ............................................................
PNC Mortgage Securities
  Corporation, CLB 1996-1 A11,
  7.50%, 6/25/2026                  1,986,978      1,979,040
 ............................................................
Prudential Home Mortgage
  Securities, CLB 1993-54,
  Class A17, 3.77545%,
  1/25/2024 #                         500,000        394,688
 ...................... ......................     ----------
                                                   2,382,834
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 1.6%
 ............................................................
Chase Commercial Mortgage
  Securities Corporation, CLB
  1997-1 X (IO), 1.438176%,
  4/19/2015 #                      21,952,535      1,536,677
------------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $13,518,409)                              13,371,006
------------------------------------------------------------
   PREFERRED STOCKS -- 0.9%         Shares          Value
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, Cost
  $1,000,000) r                         1,000    $   861,000
------------------------------------------------------------
         U.S. TREASURY             Principal
     OBLIGATIONS -- 17.2%           Amount
------------------------------------------------------------
U.S. Treasury Notes:
  4.00%, 10/31/2000               $12,500,000     12,245,605
 ............................................................
  5.75%, 4/30/2003                  3,150,000      3,153,937
 ............................................................
  6.50%, 10/15/2006                 1,350,000      1,393,454
------------------------------------------------------------
Total U.S. Treasury obligations
  (cost $16,882,919)                              16,792,996
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
------------------------------------------------------------
VARIABLE RATE DEMAND NOTES* -- 0.0%
 ............................................................
General Mills, Inc., 4.8250%            7,874          7,874
 ............................................................
Sara Lee, Corp., 4.8200%                  465            465
 ...................... ......................     ----------
Total short-term investments                           8,339
  (cost $8,339)
------------------------------------------------------------
Total investments -- 99.5%
  (cost $92,098,813)                              97,420,116
 ............................................................
Other assets in excess of
  liabilities -- 0.5%                                477,986
 ...................... ......................     ----------
                                                 $97,898,102
Total net assets -- 100.0%
------------------------------------------------------------

# Variable rate security. The rate listed is as of June 30, 1999.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

IO -- Interest Only.

PO -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

        CORPORATE BONDS           Principal
      AND NOTES -- 33.5%            Amount         Value
------------------------------------------------------------
BANKS -- 2.6%
 ............................................................
MBNA Corporation, 5.505%,
  6/17/2002 #                     $  500,000    $    497,534
 ............................................................
Sovereign Bancorp, CLB 6.625%,
  3/15/2001                        1,750,000       1,744,405
 ............................................................
Unibanco Grand Cayman (Acquired
  4/21/1999, cost $1,050,809),
  10.75%, 4/28/2000 r              1,050,000       1,057,875
 ..................... ......................      ----------
                                                   3,299,814
------------------------------------------------------------
CABLE -- 4.5%
 ............................................................
Charter Communication Holdings
  LLC (Acquired 3/12/1999, cost
  $2,592,070), CLB 4/01/2004,
  8.625%, 4/01/2009 r              2,600,000       2,509,000
 ............................................................
CSC Holdings Inc., 7.25%,
  7/15/2008                        2,200,000       2,101,000
 ............................................................
USA Networks Inc., 6.75%,
  11/15/2005                       1,000,000         960,843
 ..................... ......................      ----------
                                                   5,570,843
------------------------------------------------------------
EUROBANKS -- 1.0%
 ............................................................
Nordbanken, CLB 9/27/2001
  5.9925%, 9/29/2049 #             1,300,000       1,282,112
------------------------------------------------------------
FINANCIAL SERVICES -- 7.9%
 ............................................................
AT & T Capital Corp., 5.34%,
  10/24/2000 #                       500,000         499,769
 ............................................................
Countrywide Home Loans, Inc.,
  6.25%, 4/15/2009                 2,000,000       1,845,204
 ............................................................
Countrywide Home Loans, Inc.,
  6.85%, 6/15/2004                 1,700,000       1,701,525
 ............................................................
Golden State Holdings, CLB
  8/1/2000, 5.995%, 8/01/2003 #    3,000,000       2,947,218
 ............................................................
Lehman Brothers Holdings,
  6.20%, 1/15/2002                 1,900,000       1,871,276
 ............................................................
Pan Pacific Ind. Inv. PLC
  (Acquired 6/18/1999, cost
  $971,987), 0.00%, 4/28/2007 r    2,000,000         990,960
 ..................... ......................      ----------
                                                   9,855,952
------------------------------------------------------------

------------------------------------------------------------
                                  Principal
                                    Amount         Value
INDUSTRIAL -- 3.0%
 ............................................................
Coca-Cola Femsa SA, 8.95%,
  11/01/2006                      $1,110,000    $  1,101,925
 ............................................................
Lennar Corp., CLB 7.625%,
  3/01/2009                        2,750,000       2,612,505
 ..................... ......................      ----------
                                                   3,714,430
------------------------------------------------------------
MISCELLANEOUS -- 1.5%
 ............................................................
Liberty Property LP, CLB 7.75%,
  4/15/2009                        1,200,000       1,154,710
 ............................................................
Republic of Brazil, 11.625%,
  4/15/2004                          750,000         697,500
 ..................... ......................      ----------
                                                   1,852,210
------------------------------------------------------------
RETAIL -- 4.3%
 ............................................................
Great Atlantic & Pacific Tea,
  7.70%, 1/15/2004                 2,500,000       2,465,855
 ............................................................
Rite Aid Corp.:
  (Acquired 12/16/1998, cost
  $1,246,075), 6.00%,
  12/15/2005 r                     1,250,000       1,158,545
 ............................................................
  (Acquired 3/30/1999, cost
  $964,707), CLB 6.00%,
  12/15/2005 r                     1,000,000         926,836
 ............................................................
  7.125%, 1/15/2007                  850,000         828,276
 ..................... ......................      ----------
                                                   5,379,512
------------------------------------------------------------
SAVINGS & LOANS -- 0.4%
 ............................................................
Western Financial Savings, CLB
  7/1/2000, 8.50%, 7/01/2003         500,000         457,604
------------------------------------------------------------
STEEL -- 2.2%
 ............................................................
Pohang Iron & Steel, 6.625%,
  7/01/2003                        2,900,000       2,745,218
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.6%
 ............................................................
Comcast Cellular Holdings, CLB
  5/01/2002, 9.50%, 5/01/2007      1,300,000       1,460,875
 ............................................................
Telecom Argentina Stet. Fran.
  (Acquired 6/25/1999, cost
  $998,750), 9.75%, 7/12/2001 r    1,000,000       1,000,000
 ............................................................
MCI Worldcom, Inc., CLB
  1/15/2001, 8.875%, 1/15/2006       775,000         822,559
 ..................... ......................      ----------
                                                   3,283,434
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
TRANSPORTATION -- 1.9%
 ............................................................
Bombardier Capital Inc.
  (Acquired 1/22/1999, cost
  $1,496,910), CLB 6.00%,
  1/15/2002 r                     $1,500,000    $  1,476,006
 ............................................................
Delta Air Lines ETC:
  CLB 9.90%, 1/02/2002               250,000         266,214
 ............................................................
  10.50%, 4/30/2016                  500,000         615,782
 ..................... ......................      ----------
                                                   2,358,002
------------------------------------------------------------
UTILITIES -- 1.6%
 ............................................................
CMS Energy Corp., CLB 8.00%,
  7/01/2001#                       2,000,000       1,996,286
------------------------------------------------------------
Total corporate bonds and notes
  (cost $42,743,995)                              41,795,417
------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES -- 22.8%
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.5%
 ............................................................
Federal Home Loan Mortgage
  Corporation:
 ............................................................
  1564 SE, CLB 9.12167%,
    8/15/2008 #                      119,179         122,195
 ............................................................
  1565 OC, CLB 6.84544%,
    8/15/2008 #                    1,827,135       1,736,051
 ............................................................
  1261 J, CLB 8.00%, 7/15/2021       703,629         725,247
 ............................................................
  1573 GC, CLB 11.51138%,
    1/15/2023 #                      546,583         530,566
 ............................................................
  1588 SA, 7.48888%, 9/15/2023
    #                              1,625,000       1,310,510
 ............................................................
  2067 PD, 6.50%, 9/15/2026        1,200,000       1,162,494
 ............................................................
  2118 Z, CLB 6.50%, 12/15/2028      605,555         517,785
 ............................................................
  Pool #C00716, 6.00%,
    2/01/2029                      4,003,829       3,780,210
 ............................................................
  Pool #C25556, 6.50%,
    4/01/2029                      4,983,343       4,829,393
 ............................................................
  Pool #E00617, 5.50%,
    1/01/2014                      4,438,693       4,211,206
 ............................................................

------------------------------------------------------------
                                  Principal
                                    Amount         Value
Federal National Mortgage
  Association:
  Pool #313608, 6.50%,
    7/01/2012                     $2,360,375    $  2,329,921
 ............................................................
  1994-27 SD, 6.9478%,
    3/25/2023 #                    2,515,648       2,264,644
 ............................................................
  G93-27 SB, 7.7434%, 8/25/2023
    #                                 43,813          35,322
 ............................................................
  Pool #481469, 6.00%,
    2/01/2029                      4,247,907       4,005,284
 ............................................................
  1999-13 ZD, 9.7203%,
    4/25/2029 #                      433,562         451,952
 ..................... ......................      ----------
                                                  28,012,780
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.3%
 ............................................................
Federal National Mortgage
  Association:
  G93-32 E, 0.00% (PO),
    9/25/2023                        353,496         334,922
 ............................................................
  1998-48 CI (IO), 6.50%,
    8/25/2028                        190,840          35,049
 ..................... ......................      ----------
                                                     369,971
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $29,163,799)                              28,382,751
------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES -- 23.2%
------------------------------------------------------------
ASSET-BACKED
  SECURITIES -- 17.7%
 ............................................................
Associates Manufactured Housing
  Pass-Through Certificates,
  CLB 1996-2 A4, 6.60%,
  6/15/2027                          500,000         502,207
 ............................................................
CIT Marine Trust, CLB 1999-A
  A2, 5.80%, 4/15/2010             2,000,000       1,994,290
 ............................................................
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust (Acquired
  9/24/1997, cost $360,984),
  1997-5 A1, 7.72%, 6/15/2005 r
  +                                  361,069         108,321
 ............................................................
Commercial Mortgage Acceptance
  Corporation (Acquired
  3/13/1998, cost $282,837),
  CLB 1996-C2 A2, 7.0357%,
  9/15/2023 # r                      279,733         284,036
 ............................................................
Commercial Resecuritization
  Trust (Acquired 2/10/1999,
  cost $967,760), CLB 1999-ABC1
  A, 6.74%, 1/27/2009 r              977,998         953,548
 ............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
CPS Auto Trust, CLB 1998-1 A,
  6.00%, 8/15/2003                $  330,961    $    331,085
 ............................................................
The C.S. First Boston Mortgage
  Securities Corp. Commercial
  Mortgage Pass-Through
  Certificates, 1998-C1 A1B,
  6.48%, 5/17/2008                   750,000         723,139
 ............................................................
Delta Funding Home Equity Loan
  Trust, CLB 5.98%, 2/15/2023      2,000,000       1,985,370
 ............................................................
Ditech Home Loan Owner Trust,
  CLB 1997-1 A3, 6.71%,
  8/15/2018                          600,000         601,947
 ............................................................
GMAC Commercial Mortgage
  Securities Inc., CLB 1999-C2
  A2, 6.945%, 9/15/2033            2,600,000       2,597,465
 ............................................................
GREAT (Acquired 7/02/1998, cost
  $158,082), 1998-1 A1, 7.33%,
  9/15/2007 r +                      158,082          47,425
 ............................................................
Green Tree Financial
  Corporation:
  1995-4 A4, CLB 6.75%,
    6/15/2025                        382,658         385,013
 ............................................................
  1996-5 B2, CLB 8.45%,
    7/15/2027                        799,873         698,477
 ............................................................
Green Tree Recreational,
  Equipment & Consumer Trust,
  CLB 1996-B CTFS, 7.70%,
  7/15/2018                          450,000         433,811
 ............................................................
Heilig-Meyers Master Trust
  (Acquired 2/20/1998, cost
  $499,954), CLB 1998-1A A,
  6.125%, 1/20/2007 r                500,000         491,693
 ............................................................
Nomura Asset Securities
  Corporation:
  1995-MD3 A1B, CLB 8.15%,
    3/04/2020                        750,000         790,099
 ............................................................
  1998-D6 A1B, CLB 6.59%,
    3/17/2028                      2,850,000       2,771,867
 ............................................................
Nomura Depositor Trust
  (Acquired 6/28/1999, cost
  $1,183,500), CLB 1998-ST1 A2,
  5.475%, 1/15/2003 # r            1,200,000       1,183,500
 ............................................................
Nomura Depositor Trust
  (Acquired 6/28/1999, cost
  $486,914), CLB 1998-ST1 A3,
  5.5675%, 1/15/2003 # r             500,000         485,390
 ............................................................

------------------------------------------------------------
                                  Principal
                                    Amount         Value
Resolution Trust Corporation,
  1994-C2 G, CLB 8.00%,
    4/25/2025                     $  514,528    $    518,533
 ............................................................
  1994-C1 E, CLB 8.00%,
    6/25/2026                      1,997,828       1,974,729
 ............................................................
Structured Asset Securities
  Corporation, 1993-C1 C,
  6.60%, CLB 10/25/2024            1,100,091       1,093,215
 ............................................................
The Ugly Duckling Auto Grantor
  Trust, (Acquired 12/18/1998,
  cost $1,072,044), CLB 1998-D
  A, 5.90%, 5/15/2003 r            1,133,905       1,136,870
 ..................... ......................      ----------
                                                  22,092,030
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.5%
 ............................................................
Blackrock Capital Finance LP
  (Acquired 6/23/1997, cost
  $171,004), CLB 1997-AW (AP),
  7.9377%, 12/25/2035 # r            172,053         179,013
 ............................................................
CMC Securities Corporation IV,
  CLB 1994-G A4, 7.00%,
  9/25/2024                          200,000         190,421
 ............................................................
Citicorp Mortgage Securities,
  Inc., CLB 1997-3 A2, 6.92%,
  8/25/2027                           62,935          63,121
 ............................................................
Collateralized Mortgage
  Obligations Trust, CLB 57 D,
  9.90%, 2/01/2019                   259,015         272,363
 ............................................................
GE Capital Mortgage Services,
  Inc., 1994-24 A4, 7.00%,
  7/25/2024                          169,843         161,933
 ............................................................
Housing Securities, Inc.:
  1994-1 AB2, (Acquired
    3/03/1995, cost $288,664),
    CLB 6.50%, 3/25/2009 r           437,369         323,653
 ............................................................
  1994-2 B1, CLB 6.50%,
    7/25/2009                        228,915         180,843
 ............................................................
Independent National Mortgage
  Corporation, CLB 1995-F A5,
  8.25%, 5/25/2010                   750,000         766,270
 ............................................................
Ocwen Residential MBS Corp.
  (Acquired 6/18/1998, cost
  $564,912), CLB 1998-R2 AP,
  6.1474%, 11/25/2034 r #            565,619         570,774
 ............................................................
Prudential Home Mortgage
  Securities CLB 1993-50 A11,
  8.75%, 11/25/2023 #              3,312,928       3,263,234
 ............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
Prudential Home Mortgage
  Securities CLB 1993-54 A17,
  3.77545%, 1/25/2024 #           $1,150,000    $    907,781
 ..................... ......................      ----------
                                                   6,879,406
------------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $29,689,970)                              28,971,436
------------------------------------------------------------
   PREFERRED STOCKS -- 0.4%         Shares
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, cost
  $500,000) r                            500         430,500
------------------------------------------------------------
         U.S. TREASURY            Principal
     OBLIGATIONS -- 14.1%           Amount
------------------------------------------------------------
U.S. Treasury Bonds: 6.375%,
  8/15/2027                       $  375,000         383,203
 ............................................................
U.S. Treasury Notes: 5.75%,
  4/30/2003                        9,500,000       9,511,875
 ............................................................
  7.25%, 8/15/2004                 2,750,000       2,921,875
 ............................................................
  6.50%, 10/15/2006                3,950,000       4,077,143
 ............................................................
U.S. Treasury Strips: 0.00%,
  2/15/2009                        1,200,000         668,627
 ..................... ......................      ----------
Total U.S. Treasury obligations                   17,562,723
  (cost $17,904,412)
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
------------------------------------------------------------
COMMERCIAL PAPER -- 5.7%
 ............................................................
Conseco, Inc., 5.42%, 7/01/1999
  4(2)                               400,000         400,000
 ............................................................
TRW Inc., 6.05%, 7/01/1999 4(2)    6,000,000       6,000,000
 ............................................................
Tyson Foods, Inc., 6.05%,
  7/01/1999                          700,000         700,000
 ..................... ......................      ----------
                                                   7,100,000
Total commercial paper
------------------------------------------------------------

                                  Principal
                                    Amount         Value
------------------------------------------------------------
VARIABLE RATE DEMAND NOTES* -- 0.0%
 ............................................................
General Mills, Inc., 4.825%,
  12/31/2031                      $   42,434    $     42,434
------------------------------------------------------------
Total short term investments
  (cost $7,142,434)                                7,142,434
------------------------------------------------------------
Total investments -- 99.7%
  (cost $127,144,610)                            124,285,261
 ............................................................
Other assets in excess of
  liabilities -- 0.3%                                384,363
 ..................... ......................      ----------
                                                $124,669,624
Total net assets -- 100.0%
------------------------------------------------------------

# Variable rate security. The rate listed is as of June 30, 1999.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

IO -- Interest Only.

PO -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               LOW DURATION FUND

       CORPORATE BONDS            Principal
      AND NOTES -- 37.2%           Amount          Value
------------------------------------------------------------
AUTO -- 1.2%
 ............................................................
TRW, Inc., (Acquired
  6/18/1999, cost $5,100,000),
  5.5987%, 6/28/2000 # r         $ 5,100,000    $  5,102,550
------------------------------------------------------------
BANKS -- 4.5%
 ............................................................
Korea Development Bank,
  9.60%, 12/01/2000                4,220,000       4,366,223
 ............................................................
MBNA Corporation,
  5.505%, 6/17/2002 #              1,125,000       1,119,452
 ............................................................
MBNA Global Capital
  Securities, CLB 2/01/2007,
  5.795%, 2/01/2027 #              2,000,000       1,740,560
 ............................................................
Sovereign Bancorp, CLB,
  6.625%, 3/15/2001                7,150,000       7,127,141
 ............................................................
Unibanco Grand Cayman,
  (Acquired 4/21/1999, cost
  $4,003,082), 10.75%,
  4/28/2000 r                      4,000,000       4,030,000
 ..................... ......................     -----------
                                                  18,383,376
------------------------------------------------------------
CABLE -- 1.6%
 ............................................................
TCI Communications, Inc.,
  8.00%, 8/01/2005                 4,600,000       4,852,388
 ............................................................
USA Networks Inc.
  6.75%, 11/15/2005                1,700,000       1,633,433
 ..................... ......................     -----------
                                                   6,485,821
------------------------------------------------------------
EUROBANKS -- 6.0%
 ............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 5.92625%,
  12/29/2049 #                     5,750,000       5,692,480
 ............................................................
Nordbanken, CLB 10/25/2001,
  5.595%, 10/29/2049 #             6,680,000       6,536,180
 ............................................................
Okobank:
  CLB 9/09/2002, 5.5987%,
  9/29/2049,#                      3,750,000       3,776,805
 ............................................................
  CLB 10/14/1999, 6.45%,
  10/29/2049, #                    2,000,000       2,006,900
 ............................................................

------------------------------------------------------------
                                  Principal
                                   Amount          Value
Skandinavinska Enskilda
  Banken, CLB 6/28/2003,
  6.26375%, 6/29/2049 #          $ 3,500,000    $  3,431,960
 ............................................................
Svenska Handls Banken, CLB
  3/03/2002, 5.5687%,
  3/29/2049 #                      3,250,000       3,162,406
 ..................... ......................     -----------
                                                  24,606,731
------------------------------------------------------------
FINANCIAL SERVICES -- 10.8%
 ............................................................
AT & T Capital Corp.,
  5.34%, 10/24/2000 #              2,750,000       2,748,730
 ............................................................
Case Credit Corporation,
  6.15%, 3/01/2002                 4,000,000       3,938,900
 ............................................................
Countrywide Home Loans, Inc.,
  5.69%, 3/16/2005 #               5,000,000       4,987,650
 ............................................................
Golden State Holdings, CLB
  8/01/2000, 5.995%, 8/01/2003
  #                                9,900,000       9,725,819
 ............................................................
Lehman Brothers Holdings,
  5.50125%, 6/01/2001 #              800,000         797,726
 ............................................................
Lehman Brothers Holdings,
  6.20%, 1/15/2002                 9,100,000       8,962,426
 ............................................................
Pan Pacific Ind. Inv. Plc.,
  (Acquired 6/18/1999, cost
  $3,887,947), 0.00%,
  4/28/2007 r                      8,000,000       3,963,840
 ............................................................
Providian National Bank, CLB
  4/10/2000, 5.60%, 4/10/2001
  #                                4,000,000       4,000,908
 ............................................................
U.S. West Capital Funding:
  (Acquired 6/03/1999, cost
  $5,000,000), CLB 9/15/1999,
  5.546%, 6/15/2000 # r            5,000,000       4,997,900
 ............................................................
  (Acquired 6/14/1999, cost
  $249,985) CLB 9/15/1999,
  5.546%, 6/15/2000 # r              250,000         249,895
 ..................... ......................     -----------
                                                  44,373,794
------------------------------------------------------------
INDUSTRIAL -- 1.0%
 ............................................................
Coca-Cola Femsa SA,
  8.95%, 11/01/2006                2,875,000       2,854,084
 ............................................................
Suiza Foods Corp., CLB
  12/15/2001, 10.00%,
  12/15/2006                       1,000,000       1,120,000
 ..................... ......................     -----------
                                                   3,974,084
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
MISCELLANEOUS -- 0.6%
 ............................................................
Republic of Brazil,
  11.625%, 4/15/2004             $ 2,700,000    $  2,511,000
------------------------------------------------------------
RETAIL -- 3.9%
 ............................................................
Great Atlantic & Pacific Tea,
  7.70%, 1/15/2004                 6,433,000       6,345,138
 ............................................................
Rite Aid Corp.,
  (Acquired 12/16/1998, cost
  $3,943,167), 5.50%,
  12/15/2000 r                     3,950,000       3,874,721
 ............................................................
  6.70%, 12/15/2001                4,200,000       4,184,170
 ............................................................
  6.70%, 12/15/2001                1,450,000       1,444,535
 ..................... ......................     -----------
                                                  15,848,564
------------------------------------------------------------
STEEL -- 2.4%
 ............................................................
Pohang Iron & Steel,
  6.625%, 7/01/2003               10,530,000       9,967,982
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.4%
 ............................................................
Comcast Cellular Holdings, CLB
  5/01/2002, 9.50%, 5/01/2007      5,010,000       5,629,988
 ............................................................
Telecom Argentina Stet. Fran.
  (Acquired 6/25/1999, cost
  $3,995,000), 9.75%,
  7/12/2001 r                      4,000,000       4,000,000
 ..................... ......................     -----------
                                                   9,629,988
------------------------------------------------------------
TRANSPORTATION -- 1.6%
 ............................................................
Bombardier Capital, Inc., CLB
  (Acquired 1/22/1999, cost
  $6,711,147), 6.00%,
  1/15/2002 r                      6,725,000       6,617,427
------------------------------------------------------------
UTILITIES -- 1.2%
 ............................................................
CMS Energy Corp., CLB,
  8.00%, 7/01/2001 #               5,000,000       4,990,715
 ..................... ......................     -----------
Total corporate bonds and
  notes                                          152,492,032
  (cost $153,969,651)
------------------------------------------------------------
      GOVERNMENT AGENCY
       MORTGAGE-BACKED            Principal
     SECURITIES -- 11.7%           Amount          Value
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.4%
 ............................................................
Federal Home Loan Mortgage Corporation:
 ............................................................
  1564 SB, 8.4066%, 8/15/2008
    #                            $   771,272    $    778,112
 ............................................................
  Pool #E00617, 5.50%,
    1/01/2014                     12,921,527      12,259,289
 ............................................................
  1336 H, 7.75%, 1/15/2021           174,071         176,702
 ............................................................
  1477 P, 10.5233%, 3/15/2023
    #                                 25,680          25,191
 ............................................................
  1617 D, 6.50%, 11/15/2023           71,000          66,756
 ............................................................
  2118 Z, CLB 6.50%,
    12/15/2028,                    2,961,148       2,531,958
 ............................................................
  2141 WZ, 6.50%, 4/15/2029        2,619,864       2,560,944
 ............................................................
Federal National Mortgage
  Association:
 ............................................................
  1991-153 N, 7.50%, 2/25/2007       207,422         209,534
 ............................................................
  1993-6 S, 10.6575%,
    1/25/2008 #                      876,208         853,821
 ............................................................
  Pool #313608 , 6.50%,
    7/01/2012                      7,411,577       7,315,952
 ............................................................
  Pool #413738, 6.50%,
    1/01/2013                     12,956,886      12,789,716
 ............................................................
  1988-26 C, 7.50%, 7/25/2018         28,164          28,320
 ............................................................
  1991-147 K, 7.00%, 1/25/2021         2,005           2,014
 ............................................................
  1992-138 O, 7.50%, 7/25/2022         9,403           9,391
 ............................................................
  1993-45 SB, 9.82%, 4/25/2023
    #                                592,169         573,177
 ............................................................
  1997-59 SU, 8.6883%,
    9/25/2023 #                      893,675         875,208
 ............................................................
  1994-60 D, 7.00%, 4/25/2024         30,000          29,080
 ............................................................
  1997-76 FT, 5.43125%,
    9/17/2027 #                      973,868         936,683
 ............................................................
  1999-13 ZC, 7.65919%,
    4/25/2029 #                    3,887,494       3,911,096
 ............................................................
  1999-13 ZD, 9.72053%,
    4/25/2029 #                      932,157         971,696
 ..................... ......................     -----------
                                                  46,904,640
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.3%
 ............................................................
Federal National Mortgage
  Association:
 ............................................................
  1993-72 J (IO), 6.50%,
    12/25/2006                   $   578,532    $     26,424
 ............................................................
  1993-97 L (IO), 7.50%,
    5/25/2023                        516,525          15,989
 ............................................................
  1994-53 E (PO), 0.00%,
    11/25/2023                     1,131,506       1,112,741
 ............................................................
  1998-48 CI (IO), 6.50%,
    8/25/2028                        756,185         138,879
 ..................... ......................     -----------
                                                   1,294,033
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $49,199,491)                              48,198,673
------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES -- 31.4%
------------------------------------------------------------
ASSET-BACKED
  SECURITIES -- 26.2%
 ............................................................
ACC Automobile Receivables
  Trust, CLB, (Acquired
  6/24/1999, cost
  $2,601,604),1997-C A, 6.40%,
  3/17/2004 r                      2,595,925       2,601,605
 ............................................................
BankBoston Home Equity Loan
  Trust, CLB, 1998-1 A1,
  6.46%, 4/25/2012                 1,331,112       1,330,533
 ............................................................
Champion Auto Grantor Trust
  (Acquired 3/18/1998, cost
  $951,512), CLB, 1998-A A,
  6.11%, 10/15/2002 r                951,527         952,419
 ............................................................
CIT Marine Trust, CLB, 1999-A
  A2, 5.80%, 4/15/2010             4,200,000       4,188,009
 ............................................................
Cityscape Home Equity Loan
  Trust, CLB, 1996-4 A10,
  7.40%, 9/25/2027                 3,219,438       3,185,733
 ............................................................
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust (Acquired
  9/24/1997, cost $2,256,682),
  1997-5 A1, 7.72%, 6/15/2005
  r +                              2,256,682         677,005
 ............................................................

------------------------------------------------------------
                                  Principal
                                   Amount          Value
Commercial Mortgage Acceptance
  Corporation, CLB, (Acquired
  3/13/1998, cost $1,212,157),
  1996-C2 A2, 7.0357%,
  9/15/2023 # r                  $ 1,198,857    $  1,217,298
 ............................................................
Commercial Mortgage Asset
  Trust, CLB, 1999-C1 A1,
  6.25%, 8/17/2006                 1,975,243       1,944,064
 ............................................................
Commercial Resecuritization
  Trust, CLB, (Acquired
  2/10/1999, cost
  $3,871,038),1999-ABC1 A,
  6.74%, 1/27/2009 r               3,911,992       3,814,192
 ............................................................
Contimortgage Home Equity Loan
  Trust, CLB, 1998-1 A5,
  6.43%, 4/15/2016                 7,550,000       7,520,442
 ............................................................
Countrywide Home Equity Loan
  Trust, CLB, 1999-A CTFS,
  5.3075%, 4/15/2025 #             1,230,961       1,230,769
 ............................................................
CPS Auto Trust, CLB, 1998-1 A,
  6.00%, 8/15/2003                 1,323,843       1,324,340
 ............................................................
Ditech Home Loan Owner Trust,
  CLB, 1997-1 A2, 6.59%,
  4/15/2013                        1,711,466       1,715,941
 ............................................................
Ditech Home Loan Owner Trust,
  CLB, 1997-1 A3, 6.71%,
  8/15/2018                        3,280,000       3,290,644
 ............................................................
Firstplus Home Loan Trust,
  CLB, 1998-4 A4, 6.32%,
  3/10/2017                        5,000,000       4,978,975
 ............................................................
First Tennessee Auto Grantor
  Trust, CLB, (Acquired
  4/17/1998, cost $1,429,464),
  1998-A A, 6.134%, 4/15/2003
  r                                1,429,464       1,435,145
 ............................................................
GREAT, (Acquired 7/02/1998,
  cost $2,709,970), 1998-1 A1,
  7.330%, 9/15/2007 r +            2,709,970         812,991
 ............................................................
Green Tree Financial
  Corporation, CLB:
  1995-4 A4, 6.75%, 6/15/2025      5,199,359       5,231,361
 ............................................................
  1996-5 B2, 8.45%, 7/15/2027      4,145,001       3,619,560
 ............................................................
Green Tree Recreational,
  Equipment & Consumer Trust,
  CLB:
  1996-C A1, 5.2275%,
    10/15/2017                     7,531,759       7,524,114
 ............................................................
  1996-B CTFS, 7.70%,
    7/15/2018                      2,250,000       2,169,056
 ............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
Heilig-Meyers Master Trust
  (Acquired 2/20/1998, cost
  $4,099,626), 1998-1A A,
  6.125%, 1/20/2007 r            $ 4,100,000    $  4,031,879
 ............................................................
The Money Store Residential
  Trust, CLB, 1998-I A2,
  6.20%, 3/15/2008                 2,250,000       2,250,281
 ............................................................
Nationslink Funding
  Corporation, CLB, 1999-SL
  A2, 6.0960%, 12/10/2001          2,050,000       2,043,922
 ............................................................
Nationslink Funding
  Corporation, CLB, 1999-SL
  A1V, 5.3025%, 4/10/2007 #        2,741,593       2,742,512
 ............................................................
Nomura Asset Securities
  Corporation, CLB, 1995-MD3
  A1B, 8.15%, 3/04/2020            2,750,000       2,897,029
 ............................................................
Nomura Depositor Trust, CLB,
  (Acquired 6/28/1999, cost
  $12,405,588), 1998-ST1 A3,
  5.5675%, 1/15/2003 # r          12,738,992      12,366,771
 ............................................................
Resolution Trust Corporation,
  CLB:
  1992-C3 A3, 6.275%,
    8/25/2023 #                      184,279         184,279
 ............................................................
  1992-C8 A2, 6.475%,
    12/25/2023 #                     601,483         602,815
 ............................................................
  1994-C2 G, 8.00%, 4/25/2025        857,546         864,222
 ............................................................
  1994-C1 E, 8.00%, 6/25/2026      6,813,205       6,734,431
 ............................................................
  1994-C1 F, 8.00%, 6/25/2026      1,940,349       1,886,514
 ............................................................
Structured Asset Securities
  Corporation, CLB, 1993-C1 C,
  6.60%, 10/25/2024                4,250,350       4,223,785
 ............................................................
The Ugly Duckling Auto Grantor
  Trust, CLB, (Acquired
  12/18/1998, cost
  $5,667,752), 1998-D A,
  5.90%, 5/15/2003 r               5,669,524       5,684,349
 ..................... ......................     -----------
                                                 107,276,985
------------------------------------------------------------

------------------------------------------------------------
                                  Principal
                                   Amount          Value
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.2%
 ............................................................
Blackrock Capital Finance
  L.P., CLB, (Acquired
  6/23/1997, Cost $940,524),
  1997-R2 AW (AP), 7.9377%,
  12/25/2035 # r                 $   946,291    $    984,570
 ............................................................
Citicorp Mortgage Securities,
  Inc., CLB, 1997-3 A2, 6.92%,
  8/25/2027                          534,951         536,531
 ............................................................
Countrywide Funding
  Corporation, CLB, 1994-17
  A9, 8.00%, 7/25/2024                 4,000           4,079
 ............................................................
First Union-Lehman Brothers
  Commercial Mortgage
  Trust,CLB, 1997-C1 A1,
  7.15%, 2/18/2004                 5,702,441       5,773,921
 ............................................................
Housing Securities, Inc., CLB,
  1994-2 B1, 6.50%, 7/25/2009        204,928         161,893
 ............................................................
Independent National Mortgage
  Corporation, CLB:
  1995-A A4, 8.75%, 3/25/2025         13,069          13,210
 ............................................................
  1996-D A2, 7.00%, 5/25/2026         39,061          39,027
 ............................................................
Morgan Stanley Mortgage Trust,
  CLB, 8.9712%, 6/22/2018            962,170         978,326
 ............................................................
Ocwen Residential MBS Corp.,
  CLB, (Acquired 6/18/1998,
  cost $3,530,699), 1998-R2
  AP, 6.1474%, 11/25/2034 # r      3,535,118       3,567,337
 ............................................................
Prudential Home Mortgage
  Securities, Co., CLB,
  1993-36 A10, 7.25%,
  10/25/2023                         372,501         374,365
 ............................................................
Residential Funding Mortgage
  Securities, Inc., CLB:
  1992-S5 A5, 7.50%, 2/25/2007       344,635         343,572
 ............................................................
  1993-S9 A8, 9.479165%,
    2/25/2008 #                       58,127          58,127
 ............................................................
  1998-S17 A6, 6.75%,
    8/25/2028                      2,316,820       2,321,095
 ............................................................
Salomon Brothers Mortgage
  Securities VII, 1994-6 A1,
  5.9511%, 5/25/2024 #             1,028,671       1,030,579
 ............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
Structured Mortgage Asset
  Residential Trust, CLB:
  1992-3A AA, 8.00%,
    10/25/2007                   $   109,594    $    111,726
 ............................................................
  1991-1 H, 8.25%, 6/25/2022          91,697          93,320
 ............................................................
  1993-5A AA, 6.76079%,
    6/25/2024 #                       35,917          34,221
 ............................................................
Walsh Acceptance, CLB,
  (Acquired 3/06/1997, cost
  $1,107,663), 1997-2 A,
  6.125%, 3/01/2027 # r            1,099,077         967,188
 ..................... ......................     -----------
                                                  17,393,087
------------------------------------------------------------
PASS-THROUGH
  SECURITIES -- 0.1%
 ............................................................
Citicorp Mortgage Securities,
  Inc., CLB:
 ............................................................
  1988-16 A1, 10.00%,
    11/25/2018                        26,519          27,868
 ............................................................
  1989-8 A1, 10.50%, 6/25/2019       294,596         312,869
 ..................... ......................     -----------
                                                     340,737
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.9%
 ............................................................
Asset Securitization
  Corporation, 1997-D5 PS1
  (IO), 1.396031%,
  2/14/2041 #                     14,702,676       1,360,071
 ............................................................
Chase Commercial Mortgage
  Securities Corporation, CLB,
  1997-1 X (IO), 1.4381%,
  4/19/2015 #                     24,292,939       1,700,506
 ............................................................
CS First Boston Mortgage
  Securities Corporation, CLB,
  (Acquired 8/14/1997, cost
  $979,319), 1995-WF1 AX (IO),
  3.3321%,
  12/21/2027 # r                  15,259,492         681,916
 ..................... ......................     -----------
                                                   3,742,493
------------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $134,650,061)                            128,753,302
------------------------------------------------------------
   PREFERRED STOCK -- 0.3%         Shares
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, cost
  $1,500,000) r                        1,500       1,291,500
------------------------------------------------------------
        U.S. TREASURY             Principal
     OBLIGATIONS -- 17.7%          Amount          Value
------------------------------------------------------------
U.S. TREASURY NOTES:
 ............................................................
  5.50%, 3/31/2000               $19,500,000    $ 19,548,750
 ............................................................
  4.00%, 10/31/2000               20,000,000      19,592,969
 ............................................................
  6.25%, 06/30/2002               30,775,000      31,275,094
 ............................................................
  5.75%, 10/31/2002                2,000,000       2,005,000
 ..................... ......................     -----------
Total U.S. Treasury
  obligations (cost                               72,421,813
  $72,335,249)
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.5%
------------------------------------------------------------
COMMERCIAL PAPER -- 7.5%
 ............................................................
Conseco, Inc., 5.42%,
  7/01/1999 4(2)                   6,900,000       6,900,000
 ............................................................
MCI Communications
  Corporation, 5.78%,
  1/27/2000 4(2)                   8,000,000       7,730,267
 ............................................................
TRW Inc., 6.05%, 7/01/1999
  4(2)                            16,100,000      16,100,000
 ..................... ......................     -----------
                                                  30,730,267
Total commercial paper
------------------------------------------------------------
VARIABLE DEMAND NOTES
  * -- 0.0%
 ............................................................
Pitney Bowes, Inc., 4.825%,
  12/31/2031                          72,075          72,075
------------------------------------------------------------
Total short-term investments
  (cost $30,802,342)                              30,802,342
------------------------------------------------------------
Total investments -- 105.8%
  (cost $442,456,794)                            433,959,662
 ............................................................
Liabilities in excess of other
  assets -- (5.8)%                               (23,972,255)
 ..................... ......................     -----------
                                                $409,987,407
Total net assets -- 100.0%
------------------------------------------------------------

# Variable rate security. The rate listed is as of June 30, 1999.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 1999.

IO -- Interest Only.

PO -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

         CORPORATE BONDS            Principal
       AND NOTES -- 36.1%             Amount         Value
-------------------------------------------------------------
AUTO -- 1.9%
 .............................................................
TRW Inc.(Acquired 6/18/1999, cost
  $1,000,000), 5.5987%, 6/28/2000
  # r                               $1,000,000    $ 1,000,500
-------------------------------------------------------------
BANKS -- 5.2%
 .............................................................
Korea Development Bank, 9.60%,
  12/01/2000                           675,000        698,389
 .............................................................
MBNA Corporation, 5.505%,
  6/17/2002 #                          500,000        497,534
 .............................................................
Providian National Bank, CLB
  4/10/2000, 5.60%, 4/10/2001 #      1,000,000      1,000,227
 .............................................................
Unibanco Grand Cayman (Acquired
  4/21/1999, cost $450,371),
  10.75%, 4/28/2000 r                  450,000        453,375
 ...................... .......................     ----------
                                                    2,649,525
-------------------------------------------------------------
EUROBANKS -- 7.6%
 .............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 5.92625%,
  12/29/2049 #                         750,000        742,497
 .............................................................
Nordbanken, CLB 10/25/2001,
  5.5950%, 10/29/2049 #                550,000        538,158
 .............................................................
Okobank, CLB 9/09/2002 5.59875%,
  9/29/2049 #                        1,050,000      1,057,505
 .............................................................
Skandinavinska Enskilda Banken,
  CLB 6/28/2003, 6.26375%,
  6/29/2049 #                          800,000        784,448
 .............................................................
Svenska Hndls Banken, CLB
  3/03/2002, 5.5687%, 3/29/2049 #      750,000        729,786
 ...................... .......................     ----------
                                                    3,852,394
-------------------------------------------------------------
FINANCIAL SERVICES -- 20.4%
 .............................................................
Associates Corp. NA, 5.12%,
  5/17/2002 #                        1,000,000        999,376
 .............................................................

-------------------------------------------------------------
                                    Principal
                                      Amount         Value
AT & T Capital Corp., 5.34%,
  10/24/2000 #                      $  500,000    $   499,769
 .............................................................
AT & T Capital Corp., 5.17%,
  04/09/2001 #                         750,000        750,067
 .............................................................
Bear Stearns Co. Inc., 5.425%,
  3/15/2002 #                        1,500,000      1,499,652
 .............................................................
Countrywide Home Loans, Inc.,
  5.6900%, 3/16/2005 #                 750,000        748,147
 .............................................................
Golden State Holdings, CLB
  8/01/2000, 5.995%, 8/01/2003 #     1,900,000      1,866,571
 .............................................................
Lehman Brothers Holdings,
  5.50125%, 6/01/2001#                 900,000        897,442
 .............................................................
Lehman Brothers Holdings, 6.20%,
  1/15/2002                            900,000        886,394
 .............................................................
Orix Credit Alliance (Acquired
  4/06/1999, cost $750,000),
  6.40%, 1/31/2000 r                   750,000        747,002
 .............................................................
Pan Pacific Ind. Inv. PLC
  (Acquired 6/18/1999, cost
  $485,993), 0.00%, 4/28/2007 r      1,000,000        495,480
 .............................................................
US West Capital Funding (Acquired
  6/03/1999, cost $1,000,000),
  5.54625%, CLB 9/15/1999,
  6/15/2000 # r                      1,000,000        999,580
 ...................... .......................     ----------
                                                   10,389,480
-------------------------------------------------------------
UTILITIES -- 1.0%
 .............................................................
CMS Energy Corp., 8.00%, CLB
  7/01/2001#                           500,000        499,071
-------------------------------------------------------------
Total corporate bonds and notes
  (cost $18,407,352)                               18,390,970
-------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND
        GOVERNMENT AGENCY
         MORTGAGE-BACKED            Principal
       SECURITIES -- 5.4%             Amount         Value
-------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
 .............................................................
Federal Home Loan Mortgage
  Corporation, CLB 2118 Z, 6.50%,
  12/15/2028                        $  370,144    $   316,495
 .............................................................
Federal National Mortgage
  Association: 1993-142 SA,
  9.33832%,
  10/25/2022 #                         179,912        177,102
 .............................................................
  1999-13 ZC, 7.65919%, 4/25/2029
  #                                  1,017,333      1,023,509
 ...................... .......................     ----------
                                                    1,517,106
-------------------------------------------------------------
PASS-THROUGH SECURITIES -- 2.3%
 .............................................................
Federal Housing Authority
  Project, 7.43%, 2/01/2023            132,776        134,818
 .............................................................
Government National Mortgage
  Association:
  8570, 6.1250%, 10/20/2019 #          222,853        227,434
 .............................................................
  8346, 6.1250%, 12/20/2023 #          788,060        801,767
 ...................... .......................     ----------
                                                    1,164,019
-------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.1%
 .............................................................
Federal National Mortgage
  Association:
  1993-129 J (IO), 6.50%,
    2/25/2007                          626,849         45,090
 .............................................................
  1993-97 L (IO), 7.50%,
    5/25/2023                          190,496          5,897
 ...................... .......................     ----------
                                                       50,987
-------------------------------------------------------------
Total government agency mortgage-
  backed securities (cost
  $2,773,673)                                       2,732,112
-------------------------------------------------------------
NON-AGENCY
MORTGAGE-BACKED
SECURITIES -- 35.7%
-------------------------------------------------------------
ASSET-BACKED SECURITIES -- 34.4%
 .............................................................
ACC Automobile Receivables Trust
  (Acquired 6/24/1999, cost
  $991,087), CLB 1997-C A, 6.40%,
  3/17/2004 r                          988,924        991,088
 .............................................................
Americredit Automobile
  Receivables Trust, CLB 1998-A
  A2, 5.0725%, 11/05/2001 #            844,304        844,603
 .............................................................
Americredit Automobile
  Receivables Trust, CLB 1999-A
  A2, 5.383%, 4/05/2002                900,000        899,617
 .............................................................

                                    Principal
                                      Amount         Value
-------------------------------------------------------------
Associates Manufactured Housing
  Pass-Through Certificates, CLB
  1996-2 A4, 6.60%, 6/15/2027       $  500,000    $   502,208
 .............................................................
BankBoston Home Equity Loan
  Trust, CLB 1998-1 A1, 6.46%,
  4/25/2012                            459,004        458,805
 .............................................................
Champion Auto Grantor Trust
  (Acquired 10/28/1997, cost
  $57,203), CLB 1997-D A, 6.27%,
  9/15/2002 r                           57,203         57,239
 .............................................................
CIT Marine Trust, CLB 1999-A A1,
  5.45%, 9/15/2006                     965,036        965,600
 .............................................................
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust (Acquired
  9/24/1997, cost $361,069),
  1997-5 A1, 7.72%, 6/15/2005 r +      361,069        108,321
 .............................................................
Countrywide Home Equity Loan
  Trust, CLB 1999-A CTFS 5.3075%,
  4/15/2025 #                          984,769        984,615
 .............................................................
Ditech Home Loan Owner Trust, CLB
  1997-1 A2, 6.59%, 4/15/2013          684,586        686,376
 .............................................................
First Tennessee Auto Grantor
  Trust (Acquired 4/17/1998, cost
  $386,342), CLB 1998-A A,
  6.134%, 4/15/2003 r                  386,342        387,877
 .............................................................
Green Tree Home Improvement Loan
  Trust, CLB 1997-A HEA5, 7.21%,
  3/15/2028                            840,634        847,893
 .............................................................
Green Tree Recreational,
  Equipment & Consumer Trust, CLB
  1996-C A1, 5.2275%, 10/15/2017
  #                                    876,423        875,533
 .............................................................
Harley-Davidson Eaglemark
  Motorcycle Trust, CLB 1999-1
  A1, 5.25%, 7/15/2003                 913,696        909,927
 .............................................................
Nationslink Funding Corporation,
  CLB 1999-SL A1V, 5.3025%,
  4/10/2007 #                          740,971        741,219
 .............................................................
Navistar Financial Corp. Owner
  Trust, CLB 1996-B A3, 6.33%,
  4/21/2003                            411,538        413,384
 .............................................................
Nomura Asset Securities
  Corporation, CLB 1995-MD3 A1A,
  8.17%, 3/04/2020                     819,020        845,396
 .............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

                                    Principal
                                      Amount         Value
-------------------------------------------------------------
Nomura Depositor Trust (Acquired
  6/28/1999, cost $1,084,875),
  CLB 1998-ST1 A2, 5.4075%,
  1/15/2003 # r                     $1,100,000    $ 1,084,875
 .............................................................
Peco Energy Transition Trust, CLB
  1999-A A3, 5.1875%, 3/1/2006 #     1,000,000        997,085
 .............................................................
Resolution Trust Corporation:
  1992-C3 A3, CLB 6.275%,
    8/25/2023 #                        307,131        307,131
 .............................................................
  1992-C8 A2, CLB 6.475%,
    12/25/2023 #                       816,678        818,487
 .............................................................
  1994-C2 G, CLB 8.00%, 4/25/2025      343,018        345,689
 .............................................................
Structured Asset Securities
  Corporation, CLB 1993-C1 C,
  6.60%, 10/25/2024                    500,041        496,916
 .............................................................
The Ugly Duckling Auto Grantor
  Trust (Acquired 12/18/1998,
  cost $755,700), CLB 1998-D A,
  5.90%, 5/15/2003 r                   755,936        757,913
 .............................................................
Duck Auto Grantor Trust (Acquired
  4/21/1999, cost $470,840), CLB
  1999-A A, 5.65%, 3/15/2004 r         470,914        470,723
 .............................................................
Union Acceptance Corporation, CLB
  1998-C A2, 5.44%, 10/09/2001         712,572        713,103
 ...................... .......................     ----------
                                                   17,511,623
-------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
 .............................................................
Residential Funding Mortgage
  Securities Inc., CLB 1998-S17
  A6, 6.75%, 8/25/2028                 231,682        232,109
 .............................................................
Salomon Brothers Mortgage
  Securities CLB VI, 1986-1 A,
  6.00%, 12/25/2011                    280,679        279,776
 .............................................................

-------------------------------------------------------------
                                    Principal
                                      Amount         Value
Walsh Acceptance (Acquired
  3/06/1997, cost $184,611), CLB
  1997-2 A, 6.125%, 3/01/2027 # r   $  183,179    $   161,198
 ...................... .......................     ----------
                                                      673,083
-------------------------------------------------------------
Total non-agency mortgage-backed
  securities (cost $18,466,089)                    18,184,706
-------------------------------------------------------------
U.S. TREASURY
OBLIGATIONS -- 9.0%
-------------------------------------------------------------
U.S. Treasury Notes:
  5.75%, 10/31/2000                  2,600,000      2,610,564
  6.25%, 6/30/2002                   1,925,000      1,956,281
 ...................... .......................     ----------
Total U.S. Treasury Notes (cost                     4,566,845
  $4,596,045)
-------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 25.9%
-------------------------------------------------------------
COMMERCIAL PAPER -- 25.9%
 .............................................................
Conseco, Inc., 5.42%, 7/01/1999
  4(2)                               2,500,000      2,500,000
 .............................................................
Firstar Corporation, 5.25%,
  7/22/1999 4(2)                     2,200,000      2,193,262
 .............................................................
MCI Communications Corporation,
  5.78%, 1/27/2000 4(2)              1,100,000      1,062,912
 .............................................................
Ratheon Company, 5.10%, 7/01/1999
  4(2)                               2,500,000      2,500,000
 .............................................................
TRW Inc., 6.05%, 7/01/1999 4(2)      2,500,000      2,500,000
 .............................................................
Tyson Foods, Inc., 6.05%,
  7/01/1999                          2,400,000      2,400,000
 ...................... .......................     ----------
Total short-term investments                       13,156,174
  (cost $13,156,174)
-------------------------------------------------------------
Total investments -- 112.1% (cost
  $57,399,333)                                     57,030,807
 .............................................................
Liabilities in excess of other
  assets -- (12.1%)                                (6,174,462)
 ...................... .......................     ----------
                                                  $50,856,345
Total net assets -- 100.0%
-------------------------------------------------------------

# Variable rate security. The rate listed is as of June 30, 1999.

IO -- Interest Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

                     See Notes to the Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 1999

                                                                        Equity
                                                                        Income             Mid-Cap              Small
                                                                         Fund                Fund             Cap Fund
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................................         $148,860,526         $6,917,894         $51,636,343
  Cash......................................................                   --                 --                  --
  Dividends and interest receivable.........................              359,122             11,939              24,801
  Receivable for investments sold...........................            7,221,964                 --           1,331,569
  Receivable for Fund shares sold...........................               41,300             16,574             826,173
  Prepaid expenses..........................................               13,921              7,050              22,159
                                                                     ------------         ----------         -----------
      Total assets..........................................          156,496,833          6,953,457          53,841,045
                                                                     ------------         ----------         -----------
LIABILITIES:
  Payable for forward currency exchange contracts...........                   --                 --                  --
  Payable to Advisor........................................               99,245                 --              36,678
  Payable for investments purchased.........................            6,754,735             60,748             340,111
  Payable for Fund shares repurchased.......................              838,780             10,153              40,520
  Dividends payable.........................................                   --                 --                  --
  Accrued expenses and other liabilities....................               69,754             11,876              46,968
                                                                     ------------         ----------         -----------
      Total liabilities.....................................            7,762,514             82,777             464,277
                                                                     ------------         ----------         -----------
      Net assets............................................         $148,734,319         $6,870,680         $53,376,768
                                                                     ============         ==========         ===========
NET ASSETS CONSIST OF:
  Paid in capital...........................................         $101,687,250         $7,028,474         $69,722,301
  Undistributed (distributions in excess of) net investment
    income..................................................               43,953             86,963                  --
  Undistributed net realized gain (loss) on securities......           14,825,176           (193,322)         (7,668,432)
  Net unrealized appreciation (depreciation) of securities
    and foreign currency....................................           32,177,940            (51,435)         (8,677,101)
                                                                     ------------         ----------         -----------
      Net assets............................................         $148,734,319         $6,870,680         $53,376,768
                                                                     ============         ==========         ===========
CALCULATION OF NET ASSET VALUE PER SHARE -- INVESTOR CLASS:
  Net assets................................................         $148,734,319         $6,870,680         $53,376,768
  Shares outstanding (unlimited shares of no par value
    authorized).............................................            7,451,017            571,338           2,539,030
  Net asset value per share (offering and redemption
    price)..................................................         $      19.96         $    12.03         $     21.02
                                                                     ============         ==========         ===========
CALCULATION OF NET ASSET VALUE PER SHARE -- DISTRIBUTOR
  CLASS:
  Net assets................................................
  Shares outstanding (unlimited shares of no par value
    authorized).............................................
  Net asset value per share (offering and redemption
    price)..................................................
*Cost of Investments........................................         $116,682,586         $6,969,329         $60,313,444
                                                                     ============         ==========         ===========

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

                                                       Total           Low        Short-Term
    International    Global Equity     Balanced     Return Bond      Duration     Investment
         Fund            Fund            Fund           Fund           Fund          Fund
---------------------------------------------------------------------------------------------
    $1,324,911,361    $7,521,060     $ 97,420,116   $124,285,261   $433,959,662   $57,030,807
                --        16,178               --             --             --            --
         6,524,231        31,345          763,365      1,357,260      4,859,874       263,858
         5,224,109            --       12,586,495            184     20,279,671         3,121
        49,114,266            --           19,901      2,450,458      1,327,510        50,406
            88,812         8,852           21,362         20,043         43,297        10,288
    --------------    ----------     ------------   ------------   ------------   -----------
     1,385,862,779     7,577,435      110,811,239    128,113,206    460,470,014    57,358,480
    --------------    ----------     ------------   ------------   ------------   -----------
                --           428               --             --             --            --
           824,747            86           52,950         25,950         99,035        11,578
         2,666,784            --       12,337,237      2,679,857     37,285,739     1,433,349
         1,395,831            --          467,695        538,138     12,787,124     4,997,014
                --            --               --        137,281        100,292        36,770
           929,443        15,025           55,255         62,356        210,417        23,424
    --------------    ----------     ------------   ------------   ------------   -----------
         5,816,805        15,539       12,913,137      3,443,582     50,482,607     6,502,135
    --------------    ----------     ------------   ------------   ------------   -----------
    $1,380,045,974    $7,561,896     $ 97,898,102   $124,669,624   $409,987,407   $50,856,345
    ==============    ==========     ============   ============   ============   ===========
    $1,170,840,321    $6,791,031     $ 88,791,457   $128,981,397   $419,909,000   $51,417,475
        12,552,468       125,981           72,755        (79,637)       596,912       (18,601)
        45,477,625        43,374        3,712,587     (1,372,787)    (2,021,373)     (174,003)
       151,175,560       601,510        5,321,303     (2,859,349)    (8,497,132)     (368,526)
    --------------    ----------     ------------   ------------   ------------   -----------
    $1,380,045,974    $7,561,896     $ 97,898,102   $124,669,624   $409,987,407   $50,856,345
    ==============    ==========     ============   ============   ============   ===========
    $1,378,899,059    $7,561,896     $ 97,898,102   $124,319,616   $409,987,407   $50,856,345
        53,595,475       638,927        5,153,281      9,673,381     41,363,601     5,062,821
    $        25.73    $    11.84     $      19.00   $      12.85   $       9.91   $     10.05
    ==============    ==========     ============   ============   ============   ===========
    $    1,146,915                                  $    350,008
            44,593                                        27,233
    $        25.72                                  $      12.85
    ==============                                  ============
    $1,173,612,754    $6,918,634     $ 92,098,813   $127,144,610   $442,456,794   $57,399,333
    ==============    ==========     ============   ============   ============   ===========

                     See Notes to the Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 1999

                                                                 Equity                                     Small
                                                                 Income               Mid-Cap                Cap
                                                                  Fund                 Fund                  Fund
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income*
    Dividends...............................................  $  4,613,052           $ 140,304           $    397,179
    Interest................................................        96,121              12,380                 68,572
                                                              ------------           ---------           ------------
        Total income........................................     4,709,173             152,684                465,751
                                                              ------------           ---------           ------------
  Expenses
    Advisory fee............................................     1,178,513              46,081                442,635
    Legal and auditing fees.................................        17,870               1,007                 14,116
    Custodian fees and expenses.............................        41,443               4,085                 28,757
    Accounting and transfer agent fees and expenses.........        90,191              49,592                122,017
    Administration fee......................................        58,925               1,713                 25,625
    Trustees' fees and expenses.............................         7,929               1,992                  3,677
    Reports to shareholders.................................        15,477                 963                 23,997
    Registration fees.......................................        20,160              18,251                 40,691
    Distribution fees -- Distributor Class..................            --                  --                     --
    Other expenses..........................................         4,360                 383                  1,524
                                                              ------------           ---------           ------------
        Total expenses......................................     1,434,868             124,067                703,039
    Less, expense reimbursement.............................        (2,088)            (59,578)               (84,856)
                                                              ------------           ---------           ------------
        Net expenses........................................     1,432,780              64,489                618,183
                                                              ------------           ---------           ------------
    Net investment income (loss)............................     3,276,393              88,195               (152,432)
                                                              ------------           ---------           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on securities and foreign
      currency..............................................    18,492,251            (192,150)            (7,393,487)
    Net change in unrealized appreciation (depreciation) of
      securities and foreign currency.......................   (11,950,809)            309,930             (9,556,411)
                                                              ------------           ---------           ------------
  Net gain (loss) on investments............................     6,541,442             117,780            (16,949,898)
                                                              ------------           ---------           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $  9,817,835           $ 205,975           $(17,102,330)
                                                              ============           =========           ============
*Net of Foreign Taxes Withheld..............................  $     15,172           $   1,751           $     12,760
                                                              ============           =========           ============

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

                     Global                     Total          Low        Short-Term
    International    Equity     Balanced     Return Bond     Duration     Investment
        Fund          Fund        Fund          Fund           Fund          Fund
------------------------------------------------------------------------------------
    $ 36,458,801    $266,131   $ 1,508,116   $    62,528   $    187,582   $       --
       2,899,944       1,580     3,627,224     5,429,419     23,070,713    2,553,946
    ------------    --------   -----------   -----------   ------------   ----------
      39,358,745     267,711     5,135,340     5,491,947     23,258,295    2,553,946
    ------------    --------   -----------   -----------   ------------   ----------
      10,084,942      52,154       774,800       467,665      1,699,295      169,705
         232,864       1,085        14,867        12,186         60,292        5,616
         827,737      11,951        35,204        29,672         89,115       18,784
         944,477      54,728        95,712        95,292        255,881       52,003
         250,009       2,366        41,047        28,763        137,731       13,769
          55,403       2,092         6,077         5,382         18,221        3,814
         266,658       1,360        12,163         8,705         43,198        4,509
          46,228      17,940        27,191        27,991         50,776       20,164
             208          --            --            63             --           --
          43,638         429         1,776         1,394          6,713          954
    ------------    --------   -----------   -----------   ------------   ----------
      12,752,164     144,105     1,008,837       677,113      2,361,222      289,318
              --     (68,393)      (26,952)     (125,162)      (230,145)     (85,670)
    ------------    --------   -----------   -----------   ------------   ----------
      12,752,164      75,712       981,885       551,951      2,131,077      203,648
    ------------    --------   -----------   -----------   ------------   ----------
      26,606,581     191,999     4,153,455     4,939,996     21,127,218    2,350,298
    ------------    --------   -----------   -----------   ------------   ----------
      70,779,798      80,356     3,908,674      (572,730)      (737,715)     (50,623)
     (42,099,206)     75,740    (3,677,845)   (3,760,047)    (9,809,554)    (407,341)
    ------------    --------   -----------   -----------   ------------   ----------
      28,680,592     156,096       230,829    (4,332,777)   (10,547,269)    (457,964)
    ------------    --------   -----------   -----------   ------------   ----------
    $ 55,287,173    $348,095   $ 4,384,284   $   607,219   $ 10,579,949   $1,892,334
    ============    ========   ===========   ===========   ============   ==========
    $  2,147,066    $ 13,239   $     4,767   $        --   $         --   $       --
    ============    ========   ===========   ===========   ============   ==========

                     See Notes to the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Equity Income Fund                 Mid-Cap Fund
                                                       -----------------------------   -----------------------------
                                                        Year Ended      Year Ended      Year Ended      Year Ended
                                                       June 30, 1999   June 30, 1998   June 30, 1999   June 30, 1998
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss).....................  $  3,276,393    $  3,776,239     $    88,195     $   64,398
    Net realized gain (loss) on securities and
      foreign currency transactions..................    18,492,251      29,878,073        (192,150)       928,847
    Net change in unrealized appreciation
      (depreciation) of securities and foreign
      currency.......................................   (11,950,809)      5,189,945         309,930       (555,561)
                                                       ------------    ------------     -----------     ----------
        Net increase (decrease) in net assets
          resulting from operations..................     9,817,835      38,844,257         205,975        437,684
                                                       ------------    ------------     -----------     ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income............................    (3,285,265)     (3,812,071)             --        (66,341)
    Net realized gain on securities transactions.....   (24,468,165)    (26,619,074)       (807,762)      (129,478)
                                                       ------------    ------------     -----------     ----------
        Total dividends and distributions............   (27,753,430)    (30,431,145)       (807,762)      (195,819)
                                                       ------------    ------------     -----------     ----------
FUND SHARE TRANSACTIONS:
    Net proceeds from shares sold....................    45,268,422      23,627,560       3,117,822      6,338,383
    Shares issued in connection with payment of
      dividends and distributions....................    25,424,531      29,778,874         806,204        194,620
    Cost of shares redeemed..........................   (79,277,624)    (72,438,773)     (3,990,739)    (1,222,885)
                                                       ------------    ------------     -----------     ----------
        Net increase (decrease) in net assets from
          Fund share transactions....................    (8,584,671)    (19,032,339)        (66,713)     5,310,118
                                                       ------------    ------------     -----------     ----------
Total increase (decrease) in net assets..............   (26,520,266)    (10,619,227)       (668,500)     5,551,983
NET ASSETS:
    Beginning of year................................   175,254,585     185,873,812       7,539,180      1,987,197
                                                       ------------    ------------     -----------     ----------
    End of year*.....................................  $148,734,319    $175,254,585     $ 6,870,680     $7,539,180
                                                       ============    ============     ===========     ==========
*Including undistributed (distributions in excess of)
  net investment income of:                            $     43,953    $     52,825     $    86,963     $       --
                                                       ============    ============     ===========     ==========
CHANGES IN SHARES OUTSTANDING -- INVESTOR CLASS:
    Shares sold......................................     2,249,985       1,065,609         290,589        489,941
    Shares issued in connection with payment of
      dividends and distributions....................     1,400,456       1,451,197          83,631         15,545
    Shares redeemed..................................    (4,157,729)     (3,307,554)       (386,607)       (92,361)
                                                       ------------    ------------     -----------     ----------
        Net increase (decrease)......................      (507,288)       (790,748)        (12,387)       413,125
                                                       ============    ============     ===========     ==========
CHANGES IN SHARES OUTSTANDING -- DISTRIBUTOR CLASS:
    Shares sold......................................
    Shares issued in connection with payment of
      dividends and distributions....................
    Shares redeemed..................................
        Net increase.................................

 ** Attributable to Investor Class only.
*** Net proceeds from shares sold includes $1,126,235 related to the Distributor Class.
                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

            Small Cap Fund                  International Fund                Global Equity Fund
     -----------------------------   ---------------------------------   -----------------------------
      Year Ended      Year Ended       Year Ended        Year Ended       Year Ended      Year Ended
     June 30, 1999   June 30, 1998    June 30, 1999     June 30, 1998    June 30, 1999   June 30, 1998
------------------------------------------------------------------------------------------------------
     $   (152,432)   $   (154,400)   $    26,606,581   $    27,073,883    $   191,999     $  111,802
       (7,393,487)      9,968,991         70,779,798         3,289,299         80,356        121,357
       (9,556,411)     (3,968,125)       (42,099,206)       70,706,856         75,740        225,531
     ------------    ------------    ---------------   ---------------    -----------     ----------
      (17,102,330)      5,846,466         55,287,173       101,070,038        348,095        458,690
     ------------    ------------    ---------------   ---------------    -----------     ----------
               --        (111,869)       (14,481,803)      (32,976,929)       (76,144)      (175,171)
       (4,099,720)     (5,072,568)       (19,626,614)               --        (15,242)       (91,582)
     ------------    ------------    ---------------   ---------------    -----------     ----------
       (4,099,720)     (5,184,437)       (34,108,417)**    (32,976,929)       (91,386)      (266,753)
     ------------    ------------    ---------------   ---------------    -----------     ----------
       92,751,659     140,132,855      2,003,135,366***  1,292,839,186        857,258      4,309,902
        3,981,064       5,017,869         29,138,880        29,643,512         90,117        263,932
     (117,067,181)    (78,429,678)    (2,150,212,412)     (802,298,868)      (987,473)    (1,150,082)
     ------------    ------------    ---------------   ---------------    -----------     ----------
      (20,334,458)     66,721,046       (117,938,166)      520,183,830        (40,098)     3,423,752
     ------------    ------------    ---------------   ---------------    -----------     ----------
      (41,536,508)     67,383,075        (96,759,410)      588,276,939        216,611      3,615,689
       94,913,276      27,530,201      1,476,805,384       888,528,445      7,345,285      3,729,596
     ------------    ------------    ---------------   ---------------    -----------     ----------
     $ 53,376,768    $ 94,913,276    $ 1,380,045,974   $ 1,476,805,384    $ 7,561,896     $7,345,285
     ============    ============    ===============   ===============    ===========     ==========
     $         --    $         --    $    12,552,468   $    (6,410,587)   $   125,981     $  (24,779)
     ============    ============    ===============   ===============    ===========     ==========
        4,577,685       5,096,875         85,591,643        52,830,892         79,898        388,720
          208,433         207,693          1,297,951         1,253,628          8,656         25,235
       (5,831,667)     (2,875,106)       (91,604,448)      (32,528,515)       (95,127)      (104,646)
     ------------    ------------    ---------------   ---------------    -----------     ----------
       (1,045,549)      2,429,462         (4,714,854)       21,556,005         (6,573)       309,309
     ============    ============    ===============   ===============    ===========     ==========
                                              44,593
                                                  --
                                                  --
                                     ---------------
                                              44,593
                                     ===============

                     See Notes to the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Balanced Fund
                                                              --------------------------------------------
                                                                 Year Ended                 Year Ended
                                                               June 30, 1999               June 30, 1998
----------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................    $  4,153,455               $  4,562,817
    Net realized gain (loss) on securities transactions.....       3,908,674                  5,754,835
    Net change in unrealized appreciation (depreciation) of
     securities.............................................      (3,677,845)                 2,122,314
                                                                ------------               ------------
        Net increase in net assets resulting from
        operations..........................................       4,384,284                 12,439,966
                                                                ------------               ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- INVESTOR
  CLASS:
    Net investment income...................................      (4,073,380)                (4,563,299)
    Net realized gain on securities transactions............      (4,515,885)                (5,598,223)
                                                                ------------               ------------
        Total dividends and distributions...................      (8,589,265)               (10,161,522)
                                                                ------------               ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- DISTRIBUTOR
  CLASS:
    Net investment income...................................
FUND SHARE TRANSACTIONS:
    Net proceeds from shares sold...........................      28,758,855                 34,493,608
    Shares issued in connection with payment of dividends
     and distributions......................................       8,305,107                  9,851,285
    Cost of shares redeemed.................................     (39,556,292)               (32,186,438)
                                                                ------------               ------------
        Net increase (decrease) in net assets from Fund
        share transactions..................................      (2,492,330)                12,158,455
                                                                ------------               ------------
Total increase (decrease) in net assets.....................      (6,697,311)                14,436,899
NET ASSETS:
    Beginning of year.......................................     104,595,413                 90,158,514
                                                                ------------               ------------
    End of year*............................................    $ 97,898,102               $104,595,413
                                                                ============               ============
*Including undistributed (distributions in excess of) net
  investment income of:                                         $     72,755               $      1,426
                                                                ============               ============
CHANGES IN SHARES OUTSTANDING -- INVESTOR CLASS:
    Shares sold.............................................       1,518,693                  1,728,761
    Shares issued in connection with payment of dividends
     and distributions......................................         445,955                    508,237
    Shares redeemed.........................................      (2,083,905)                (1,616,205)
                                                                ------------               ------------
        Net increase (decrease).............................        (119,257)                   620,793
                                                                ============               ============
CHANGES IN SHARES OUTSTANDING -- DISTRIBUTOR CLASS:
    Shares sold.............................................
    Shares issued in connection with payment of dividends
     and distributions......................................
    Shares redeemed.........................................
        Net increase........................................

** Net proceeds from shares sold and shares issued in connection with payment of dividends and distributions include $349,125 and $1,610, respectively, related to the Distributor Class.

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

        Total Return Bond Fund             Low Duration Fund          Short-Term Investment Fund
     -----------------------------   -----------------------------   -----------------------------
      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
     June 30, 1999   June 30, 1998   June 30, 1999   June 30, 1998   June 30, 1999   June 30, 1998
--------------------------------------------------------------------------------------------------
     $  4,939,996     $ 1,532,385    $  21,127,218   $  12,919,157   $   2,350,298   $  1,509,613
         (572,730)        318,597         (737,715)      1,052,667         (50,623)       (42,539)
       (3,760,047)        504,670       (9,809,554)       (221,716)       (407,341)       (20,572)
     ------------     -----------    -------------   -------------   -------------   ------------
          607,219       2,355,652       10,579,949      13,750,108       1,892,334      1,446,502
     ------------     -----------    -------------   -------------   -------------   ------------
       (5,340,145)     (1,622,000)     (21,925,763)    (13,340,819)     (2,307,426)    (1,509,613)
         (611,925)             --         (642,509)     (1,045,647)             --             --
     ------------     -----------    -------------   -------------   -------------   ------------
       (5,952,070)     (1,622,000)     (22,568,272)    (14,386,466)     (2,307,426)    (1,509,613)
     ------------     -----------    -------------   -------------   -------------   ------------
           (1,610)
     ------------
      125,455,048**    33,566,256      535,272,087     182,933,522     121,678,835     50,189,024
        5,443,498**     1,101,255       22,210,113      12,908,812       1,750,451        894,623
      (46,130,262)     (4,460,475)    (388,657,005)   (113,269,472)   (100,196,327)   (44,698,826)
     ------------     -----------    -------------   -------------   -------------   ------------
       84,768,284      30,207,036      168,825,195      82,572,862      23,232,959      6,384,821
     ------------     -----------    -------------   -------------   -------------   ------------
       79,421,823      30,940,688      156,836,872      81,936,504      22,817,867      6,321,710
       45,247,801      14,307,113      253,150,535     171,214,031      28,038,478     21,716,768
     ------------     -----------    -------------   -------------   -------------   ------------
     $124,669,624     $45,247,801    $ 409,987,407   $ 253,150,535   $  50,856,345   $ 28,038,478
     ============     ===========    =============   =============   =============   ============
     $    (79,637)    $    34,272    $     596,912   $          --   $     (18,601)  $    (72,392)
     ============     ===========    =============   =============   =============   ============
        9,353,948       2,516,857       52,973,512      17,898,633      12,032,563      4,944,329
          408,076          82,830        2,201,641       1,263,801         173,571         88,164
       (3,450,832)       (334,936)     (38,637,818)    (11,074,513)     (9,911,294)    (4,404,554)
     ------------     -----------    -------------   -------------   -------------   ------------
        6,311,192       2,264,751       16,537,335       8,087,921       2,294,840        627,939
     ============     ===========    =============   =============   =============   ============
           27,108
              125
               --
     ------------
           27,233
     ============

                     See Notes to the Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 1999

NOTE 1.
ACCOUNTING POLICIES. Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Trust was organized as a Massachusetts business trust on August 22, 1984 and consists of ten series of shares comprising the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund, the Mid-Cap Fund, the Global Equity Fund and the Equity Fund for Insurance Companies (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statements exclude financial information for the Equity Fund for Insurance Companies; financial statements for that Fund are reported on separately. Investment operations of the Funds began on August 13, 1985 (the Balanced Fund), September 20, 1985 (the Small Cap Fund), June 24, 1987 (the Equity Income Fund), October 1, 1990 (the International Fund), January 29, 1993 (the Equity Fund for Insurance Companies), May 18, 1993 (the Low Duration Fund and the Short-Term Investment Fund), December 6, 1994 (the Total Return Bond Fund), and January 2, 1997 (the Mid-Cap Fund and the Global Equity Fund).

The Balanced Fund seeks to preserve capital while producing a high total return. The Small Cap Fund seeks capital appreciation. The Equity Income Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The International Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Total Return Bond Fund seeks to maximize long-term total return. The Low Duration Fund seeks to maximize total return, consistent with preservation of capital. The Short-Term Investment Fund seeks to maximize total return, consistent with preservation of capital. The Mid-Cap Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Global Equity Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

Effective April 1, 1999, the Balanced, Small Cap, International, Total Return Bond and Low Duration Funds have issued two classes of shares: Investor Class and Distributor Class. Distributor Class shares are subject to an annual Rule 12b-1 fee of 0.25% of average net assets. Investor Class shares do not pay a 12b-1 fee. Each class of shares for each Fund has identical rights and privileges except with respect to Rule 12b-1 fees paid by the Distributor Class, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. As of June 30, 1999, the Balanced, Small Cap and Low Duration Funds had no Distributor Class activity except for the purchase of one share by Hotchkis and Wiley (the "Advisor") representing net assets of $19, $21, and $10, respectively.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed-income securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to fixed-income securities whose prices are more readily obtainable or an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from quoted values previously furnished by such market makers. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by the Advisor under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. For the International Fund and the Global Equity Fund, foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Fund and the Global Equity Fund do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the International Fund and the Global Equity Fund do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising from trade date and settlement date differences.

FORWARD CURRENCY EXCHANGE CONTRACTS: The International Fund and the Global Equity Fund utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, they are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values.

FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

INCOME AND EXPENSE ALLOCATION: Common expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

RESTRICTED SECURITIES: The Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds own investment securities which are unregistered and thus restricted as to resale. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At June 30, 1999, the Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds had restricted securities with an aggregate market value of $3,264,837, $15,313,945, $73,922,498 and $7,715,171, respectively, representing 3%, 12%, 18% and 15% of the net assets of each Fund, respectively. Of these amounts, the Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds had restricted securities that were determined to be illiquid pursuant to guidelines adopted by the Board of Trustees with an aggregate market value of $331,971, $155,745, $3,300,993 and $404,337, respectively, representing 0.3%, 0.1%, 0.8% and 0.8% of the net assets of each Fund, respectively.

WHEN-ISSUED SECURITIES: The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Funds maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid monthly for the Total Return Bond, Low Duration and Short-Term Investment Funds, declared and paid quarterly for the Balanced and Equity Income Funds and declared and paid annually for the Mid-Cap, Small Cap, International and Global Equity Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2.
INVESTMENT ADVISORY AGREEMENTS. Each Fund has an investment advisory agreement with the Advisor with whom certain officers and Trustees of the Trust are affiliated. The Advisor is a division of Merrill Lynch Asset Management, L.P., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has voluntarily agreed to pay all operating expenses in excess of the annual rates presented below as applied to each

Fund's daily net assets. The annual expense caps for some of the Funds changed effective March 1, 1999. For the year ended June 30, 1999, the Advisor reimbursed the following expenses:

                                                                   International
                                                                      Fund --        International
                             Equity Income   Mid-Cap   Small Cap     Investor      Fund --Distributor   Global Equity   Balanced
                                 Fund         Fund       Fund          Class             Class              Fund          Fund
--------------------------------------------------------------------------------------------------------------------------------
Annual Advisory Rate.......       0.75%        0.75%       0.75%       0.75%               0.75%              0.75%        0.75%
Annual Cap on Expenses --
  prior to March 1.........       1.00%        1.00%       1.00%       1.00%                 --               1.00%        1.00%
Annual Cap on Expenses --
  subsequent to March 1....       0.95%        1.15%         --          --                  --               1.25%        0.95%
Expenses Reimbursed........     $2,088       $59,578    $84,856           $0                 $0            $68,393      $26,952

                                                Total Return      Total Return
                                                Bond Fund --      Bond Fund --      Low Duration     Short-Term
                                               Investor Class   Distributor Class       Fund       Investment Fund
------------------------------------------------------------------------------------------------------------------
Annual Advisory Rate.........................         0.55%           0.55%               0.46%           0.40%
Annual Cap on Expenses -- prior to March 1...         0.65%             --                0.58%           0.48%
Annual Cap on Expenses -- subsequent to March
  1..........................................         0.65%           0.90%               0.58%           0.48%
Expenses Reimbursed..........................     $125,093              $69           $230,145         $85,670

The Trust has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") that allows the Distributor Class of the Small Cap, International, Balanced, Total Return Bond and Low Duration Funds to make payments to administrators, broker/dealers or other institutions that provide accounting, recordkeeping or other services to investors and that have an administration services agreement with the Trust or the Advisor to make Distributor Class shares available to their clients ("Recipients"). Recipients are paid an annual rate of 0.25% of the average net assets of the Distributor Class shares invested through the Recipient as compensation for providing distribution-related services such as advertising, printing and mailing prospectuses to potential investors and training sales personnel regarding the Funds. During the period ended June 30, 1999, the Distributor Class of the International and Total Return Bond Funds incurred expenses of $208 and $63, respectively, pursuant to the 12b-1 Plan.

Certain authorized agents of the Funds charge a fee for accounting and shareholder services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within Accounting and transfer agent fees and expenses in the Statement of Operations.

The Advisor has entered into subadvisory agreements with Mercury Asset Management International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisors that are indirect subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the International and Global Equity Funds. There is no increase in the aggregate fees paid by the Funds for these services.

The International and Global Equity Funds paid commissions on Fund transactions to an affiliated broker in the amounts of $328,247 and $173, respectively, during the year ended June 30, 1999.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.
SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 1999 were as follows:

                                                            Purchases                          Sales
                                                  ------------------------------   ------------------------------
                      Fund                        U.S. Government      Other       U.S. Government      Other
-----------------------------------------------------------------------------------------------------------------
Equity Income Fund..............................             --     $ 27,289,577              --     $ 60,758,419
Mid-Cap Fund....................................             --        6,756,175              --        7,362,305
Small Cap Fund..................................             --       61,652,661              --       85,862,362
International Fund..............................             --      526,880,293              --      640,486,123
Global Equity Fund..............................             --        2,750,821              --        2,781,463
Balanced Fund...................................   $112,137,782       24,637,111    $105,585,575       37,520,070
Total Return Bond Fund..........................    158,522,021      110,173,269     127,775,304       62,817,428
Low Duration Fund...............................    531,227,253      329,611,371     476,477,567      207,104,333
Short-Term Investment Fund......................     26,202,362       41,028,878      24,339,321       19,196,120

As of June 30, 1999, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                Net Appreciation       Appreciated        Depreciated
                            Fund                                 (Depreciation)         Securities         Securities
----------------------------------------------------------------------------------------------------------------------
Equity Income Fund..........................................      $ 31,907,975         $38,196,720        $ (6,288,745)
Mid-Cap Fund................................................           (82,447)            648,455            (730,902)
Small Cap Fund..............................................       (10,444,080)          3,228,820         (13,672,900)
International Fund..........................................       139,098,914         219,815,064         (80,716,150)
Global Equity Fund..........................................           556,460           1,191,669            (635,209)
Balanced Fund...............................................         5,267,232           9,682,465          (4,415,233)
Total Return Bond Fund......................................        (2,859,349)            394,539          (3,253,888)
Low Duration Fund...........................................        (8,501,116)          1,227,971          (9,729,087)
Short-Term Investment Fund..................................          (368,526)             99,480            (468,006)

At June 30, 1999, the cost of investments for federal income tax purposes was $116,952,551, $7,000,341, $62,080,423, $1,185,812,447, $6,964,600, $92,152,884,
$127,144,610, $442,460,778 and $57,399,333 for the Equity Income, Mid-Cap, Small
Cap, International, Global Equity, Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds, respectively. Any differences between book and tax are due primarily to wash sale losses. In addition, the cost basis differences in the International Fund and Global Equity Fund are due to mark-to-market adjustments for passive foreign investment companies.

At June 30, 1999, the following Funds deferred, on a tax basis, post-October losses of:

                            Fund                                Post-October Losses
-----------------------------------------------------------------------------------
Mid-Cap Fund................................................        $  339,647
Small Cap Fund..............................................         4,058,500
Total Return Bond Fund......................................         1,372,787
Low Duration Fund...........................................         1,293,682
Short-Term Investment Fund..................................            73,268

Such amounts may be used to offset future capital gains.

At June 30, 1999, the Small Cap Fund had accumulated net realized capital loss carryovers of $1,842,953 expiring in 2007. The Low Duration Fund had accumulated net realized capital loss carryovers of $723,707 expiring in 2007. The Short-Term Investment Fund had accumulated net realized capital loss carryovers of $61,761 expiring in 2004 and $38,974 expiring in 2005. The Short-Term Investment Fund utilized capital loss carryovers of $5,206 in 1999. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

NOTE 4.
FORWARD CURRENCY EXCHANGE CONTRACT. At June 30, 1999, the Global Equity Fund had entered into a "portfolio hedge" forward currency exchange contract that obligates the Fund to deliver and receive currency at a specified future date. The net unrealized depreciation of $428 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contract are as follows:

                               Currency to               U.S. $ Value at               Currency to               U.S. $ Value at
   Settlement Date            be Delivered                June 30, 1999                be Received                June 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
8/31/99..............    29,548,500 Japanese Yen            $246,501                  U.S. Dollars                   $246,073

NOTE 5.
FEDERAL TAX DISCLOSURE (UNAUDITED). For the year ended June 30, 1999, the following percent of dividends distributed were derived from interest on U.S. government securities which is generally exempt from state income tax: Balanced Fund 9%, Total Return Bond Fund 18%, Low Duration Fund 16% and Short-Term Investment Fund 9%. For the year ended June 30, 1999, the following percent of ordinary distributions paid qualifies for the dividend received deduction available to corporate shareholders: Equity Income Fund 100%, Mid-Cap Fund 12%, Small Cap Fund 3%, Global Equity Fund 26%, Balanced Fund 35%, Total Return Bond Fund 1% and Low Duration Fund 1%.

During the year ended June 30, 1999, the International Fund generated $39,260,565 of foreign source income and paid $2,147,066 of foreign taxes. The Fund elects to pass foreign taxes through to the Fund's shareholders for their 1999 tax returns. Updated data will be sent with 1999 Forms 1099-DIV to enable shareholders to have information to claim either a foreign tax credit or to take a foreign tax deduction on their 1999 income tax returns.

During the year ended June 30, 1999, the following Funds paid capital gain dividends (taxable as long-term capital gains).

                            Fund                                Per Share
-------------------------------------------------------------------------
Equity Income Fund..........................................     $2.8078
Mid-Cap Fund................................................     $0.3471
Small Cap Fund..............................................     $1.0951
International Fund..........................................     $0.3357
Global Equity Fund..........................................     $0.0227
Balanced Fund...............................................     $0.7148
Total Return Bond Fund......................................     $0.0058
Low Duration Fund...........................................     $0.0038

Information regarding these distributions was provided with the 1998 Forms 1099-DIV sent to shareholders in January 1999.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year Ended June 30,
                                                              ----------------------------------------------
                     EQUITY INCOME FUND                        1999      1998      1997      1996      1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $22.02    $21.25    $18.91    $17.24    $15.07
                                                              ------    ------    ------    ------    ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................    0.41      0.46      0.49      0.45(1)   0.49
    Net realized and unrealized gain on investments.........    0.82      4.02      4.15      2.89      2.48
                                                              ------    ------    ------    ------    ------
    Total from investment operations........................    1.23      4.48      4.64      3.34      2.97
                                                              ------    ------    ------    ------    ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................   (0.41)    (0.46)    (0.48)    (0.57)    (0.44)
    Distributions (from realized gains).....................   (2.88)    (3.25)    (1.82)    (1.10)    (0.36)
                                                              ------    ------    ------    ------    ------
    Total distributions.....................................   (3.29)    (3.71)    (2.30)    (1.67)    (0.80)
                                                              ------    ------    ------    ------    ------
Net Asset Value, End of Year................................  $19.96    $22.02    $21.25    $18.91    $17.24
                                                              ======    ======    ======    ======    ======
TOTAL RETURN................................................    7.32%    22.60%    26.15%    20.04%    20.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................  $148.7    $175.3    $185.9    $182.5    $127.1
Ratio of expenses to average net assets:
    Before expense reimbursement............................    0.91%     0.87%     0.88%     0.98%     1.02%
    After expense reimbursement.............................    0.91%     0.87%     0.88%     0.98%     1.00%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................    2.09%     1.99%     2.49%     2.56%     3.11%
    After expense reimbursement.............................    2.09%     1.99%     2.49%     2.56%     3.14%
Portfolio turnover rate.....................................      18%       23%       44%       24%       50%

(1)Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended June 30,    January 2, 1997*
                                                              --------------------        through
                        MID-CAP FUND                            1999        1998       June 30, 1997
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $12.92      $11.65         $10.00
                                                               ------      ------         ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................     0.16        0.13           0.07
    Net realized and unrealized gain on investments.........     0.46        1.60           1.64
                                                               ------      ------         ------
    Total from investment operations........................     0.62        1.73           1.71
                                                               ------      ------         ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................       --       (0.14)         (0.06)
    Distributions (from realized gains).....................    (1.51)      (0.32)            --
                                                               ------      ------         ------
    Total distributions.....................................    (1.51)      (0.46)         (0.06)
                                                               ------      ------         ------
Net Asset Value, End of Period..............................   $12.03      $12.92         $11.65
                                                               ======      ======         ======
TOTAL RETURN................................................     7.66%      15.00%         17.15%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........................     $6.9        $7.5           $2.0
Ratio of expenses to average net assets:
    Before expense reimbursement............................     2.02%       2.72%          8.26%+
    After expense reimbursement.............................     1.05%       1.00%          1.00%+
Ratio of net investment income (loss) to average net assets:
    Before expense reimbursement............................     0.46%      (0.52)%        (5.39)%+
    After expense reimbursement.............................     1.43%       1.20%          1.87%+
Portfolio turnover rate.....................................      113%         71%            23%++

*  Commencement of operations.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year Ended June 30,
                                                              ----------------------------------------------
                       SMALL CAP FUND                          1999      1998      1997      1996      1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $26.48    $23.83    $21.33    $21.53    $19.53
                                                              ------    ------    ------    ------    ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)............................   (0.05)(2) (0.06)(1)  0.03      0.05(1)  (0.06)
    Net realized and unrealized gain (loss) on
      investments...........................................   (3.88)     5.13      5.62      2.80      2.84
                                                              ------    ------    ------    ------    ------
    Total from investment operations........................   (3.93)     5.07      5.65      2.85      2.78
                                                              ------    ------    ------    ------    ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................      --     (0.05)    (0.09)       --        --
    Distributions (from realized gains).....................   (1.53)    (2.37)    (3.06)    (3.05)    (0.78)
                                                              ------    ------    ------    ------    ------
    Total distributions.....................................   (1.53)    (2.42)    (3.15)    (3.05)    (0.78)
                                                              ------    ------    ------    ------    ------
Net Asset Value, End of Year................................  $21.02    $26.48    $23.83    $21.33    $21.53
                                                              ======    ======    ======    ======    ======
TOTAL RETURN................................................  (14.26)%   22.24%    29.74%    14.24%    14.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................   $53.4     $94.9     $27.5     $16.5     $20.5
Ratio of expenses to average net assets:
    Before expense reimbursement............................    1.19%     0.94%     1.30%     1.21%     1.49%
    After expense reimbursement.............................    1.05%     0.94%     1.00%     1.00%     1.00%
Ratio of net investment income (loss) to average net assets:
    Before expense reimbursement............................   (0.40)%   (0.23)%   (0.20)%    0.03%    (0.82)%
    After expense reimbursement.............................   (0.26)%   (0.23)%    0.10%     0.24%    (0.34)%
Portfolio turnover rate.....................................     105%       85%       88%      119%       81%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Distributor Class                  Investor Class
                                                Investor Class     June 2, 1999*                 Year Ended June 30,
                                                  Year Ended          through        --------------------------------------------
              INTERNATIONAL FUND                June 30, 1999      June 30, 1999       1998         1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..........     $  25.33           $25.20         $  24.17      $20.44      $17.70      $16.79
                                                   --------           ------         --------      ------      ------      ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.....................         0.59             0.05             0.59        0.59(1)     0.56(1)     0.28
    Net realized and unrealized gain on
      investments.............................         0.40             0.47             1.23        3.78        2.51        1.52
                                                   --------           ------         --------      ------      ------      ------
    Total from investment operations..........         0.99             0.52             1.82        4.37        3.07        1.80
                                                   --------           ------         --------      ------      ------      ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)....        (0.25)              --            (0.66)      (0.48)      (0.14)      (0.44)
    Distributions (from realized gains).......        (0.34)              --               --       (0.16)      (0.19)      (0.45)
                                                   --------           ------         --------      ------      ------      ------
    Total distributions.......................        (0.59)              --            (0.66)      (0.64)      (0.33)      (0.89)
                                                   --------           ------         --------      ------      ------      ------
Net Asset Value, End of Period................     $  25.73           $25.72         $  25.33      $24.17      $20.44      $17.70
                                                   ========           ======         ========      ======      ======      ======
TOTAL RETURN..................................         4.22%            2.06%++          7.77%      21.59%      18.61%      11.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)............     $1,378.9             $1.1         $1,476.8      $888.5      $331.0       $51.5
Ratio of expenses to average net assets:
    Before expense reimbursement..............         0.95%            1.30%+           0.89%       1.07%       1.11%       1.39%
    After expense reimbursement...............         0.95%            1.30%+           0.89%       1.00%       1.00%       1.00%
Ratio of net investment income to average net
  assets:
    Before expense reimbursement..............         1.98%            2.77%+           2.32%       2.59%       2.67%       2.45%
    After expense reimbursement...............         1.98%            2.77%+           2.32%       2.66%       2.78%       2.83%
Portfolio turnover rate.......................           41%+++           41%+++           20%         18%         12%         24%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
*   Commencement of operations.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended June 30,          January 2, 1997*
                                                               ------------------------------        through
                     GLOBAL EQUITY FUND                            1999             1998          June 30, 1997
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $11.38           $11.09             $10.00
                                                                  ------           ------             ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................        0.35             0.28               0.14
    Net realized and unrealized gain on investments.........        0.24             0.51               1.09
                                                                  ------           ------             ------
    Total from investment operations........................        0.59             0.79               1.23
                                                                  ------           ------             ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................       (0.11)           (0.32)             (0.14)
    Distributions (from realized gains).....................       (0.02)           (0.18)                --
                                                                  ------           ------             ------
    Total distributions.....................................       (0.13)           (0.50)             (0.14)
                                                                  ------           ------             ------
Net Asset Value, End of Period..............................      $11.84           $11.38             $11.09
                                                                  ======           ======             ======
TOTAL RETURN................................................        5.40%            7.61%             12.32%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........................        $7.6             $7.3               $3.7
Ratio of expenses to average net assets:
    Before expense reimbursement............................        2.07%            2.88%              4.43%+
    After expense reimbursement.............................        1.09%            1.00%              1.00%+
Ratio of net investment income to average net assets:
    Before expense reimbursement............................        1.78%            0.00%              0.07%+
    After expense reimbursement.............................        2.76%            1.88%              3.50%+
Portfolio turnover rate.....................................          40%              54%                18%++

*  Commencement of operations.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year Ended June 30,
                                                              ----------------------------------------------
                       BALANCED FUND                           1999      1998      1997      1996      1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $19.84    $19.38    $18.27    $16.74    $15.71
                                                              ------    ------    ------    ------    ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................    0.77      0.89      0.90(1)   0.94      0.89
    Net realized and unrealized gain (loss) on
      investments...........................................   (0.04)     1.58      1.86      1.53      1.53
                                                              ------    ------    ------    ------    ------
    Total from investment operations........................    0.73      2.47      2.76      2.47      2.42
                                                              ------    ------    ------    ------    ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................   (0.75)    (0.90)    (0.99)    (0.92)    (0.80)
    Distributions (from realized gains).....................   (0.82)    (1.11)    (0.66)    (0.02)    (0.57)
    Return of capital.......................................      --        --        --        --     (0.02)
                                                              ------    ------    ------    ------    ------
    Total distributions.....................................   (1.57)    (2.01)    (1.65)    (0.94)    (1.39)
                                                              ------    ------    ------    ------    ------
Net Asset Value, End of Year................................  $19.00    $19.84    $19.38    $18.27    $16.74
                                                              ======    ======    ======    ======    ======
TOTAL RETURN................................................    4.04%    13.29%    15.75%    15.04%    16.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................   $97.9    $104.6     $90.2     $70.6     $32.1
Ratio of expenses to average net assets:
    Before expense reimbursement............................    0.98%     0.93%     0.98%     1.06%     1.19%
    After expense reimbursement.............................    0.95%     0.93%     0.98%     1.00%     1.00%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................    3.99%     4.49%     4.77%     5.20%     5.44%
    After expense reimbursement.............................    4.02%     4.49%     4.77%     5.26%     5.63%
Portfolio turnover rate.....................................     135%      121%      117%       92%       51%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Distributor Class        Investor Class         Investor Class
                                             Investor Class     June 2, 1999*       Year Ended June 30,      December 6, 1994*
                                               Year Ended          through        ------------------------        through
TOTAL RETURN BOND FUND                       June 30, 1999      June 30, 1999      1998     1997     1996      June 30, 1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......      $13.46            $12.88         $13.04   $12.78   $12.94        $12.00
                                                 ------            ------         ------   ------   ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..................        0.81              0.06           0.89     0.99     0.84(1)       0.46
    Net realized and unrealized gain (loss)
      on investments.......................       (0.49)            (0.03)          0.50     0.30     0.06          0.94
                                                 ------            ------         ------   ------   ------        ------
    Total from investment operations.......        0.32              0.03           1.39     1.29     0.90          1.40
                                                 ------            ------         ------   ------   ------        ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment
      income)..............................       (0.83)            (0.06)         (0.97)   (0.92)   (0.93)        (0.46)
    Distributions (from realized gains)....       (0.10)               --             --    (0.11)   (0.13)           --
                                                 ------            ------         ------   ------   ------        ------
    Total distributions....................       (0.93)            (0.06)         (0.97)   (1.03)   (1.06)        (0.46)
                                                 ------            ------         ------   ------   ------        ------
Net Asset Value, End of Period.............      $12.85            $12.85         $13.46   $13.04   $12.78        $12.94
                                                 ======            ======         ======   ======   ======        ======
TOTAL RETURN...............................        2.30%             0.23%++       11.04%   10.48%    7.05%        11.88%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions).......      $124.3                $0.4        $45.2    $14.3    $43.4         $15.3
Ratio of expenses to average net assets:
    Before expense reimbursement...........        0.79%             1.18%+         1.02%    0.95%    0.98%         2.93%+
    After expense reimbursement............        0.65%             0.90%+         0.65%    0.65%    0.68%         0.80%+
Ratio of net investment income to average
  net assets:
    Before expense reimbursement...........        5.64%             5.98%+         6.28%    6.78%    6.86%         4.92%+
    After expense reimbursement............        5.78%             6.26%+         6.65%    7.08%    7.16%         7.05%+
Portfolio turnover rate....................         233%+++           233%+++        195%     173%      51%           68%++

*   Commencement of operations.
(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               Year Ended June 30,
                                                              ------------------------------------------------------
                     LOW DURATION FUND                         1999        1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $10.20      $10.23      $10.12      $10.15      $ 9.93
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................    0.60        0.66        0.66        0.68        0.75
    Net realized and unrealized gain (loss) on
      investments...........................................   (0.28)       0.05        0.10        0.06        0.23
                                                              ------      ------      ------      ------      ------
    Total from investment operations........................    0.32        0.71        0.76        0.74        0.98
                                                              ------      ------      ------      ------      ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................   (0.59)      (0.68)      (0.64)      (0.72)      (0.75)
    Distributions (from realized gains).....................   (0.02)      (0.06)      (0.01)      (0.05)      (0.01)
                                                              ------      ------      ------      ------      ------
    Total distributions.....................................   (0.61)      (0.74)      (0.65)      (0.77)      (0.76)
                                                              ------      ------      ------      ------      ------
Net Asset Value, End of Year................................  $ 9.91      $10.20      $10.23      $10.12      $10.15
                                                              ======      ======      ======      ======      ======
TOTAL RETURN................................................    3.15%       7.19%       7.79%       7.47%      10.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................  $410.0      $253.2      $171.2      $189.2      $123.3
Ratio of expenses to average net assets:
    Before expense reimbursement............................    0.64%       0.65%       0.66%       0.60%       0.75%
    After expense reimbursement.............................    0.58%       0.58%       0.58%       0.58%       0.58%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................    5.65%       6.39%       6.26%       7.07%       7.43%
    After expense reimbursement.............................    5.71%       6.46%       6.34%       7.09%       7.61%
Portfolio turnover rate.....................................     201%        119%        202%         50%         71%

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         Year Ended June 30,
                                                              ------------------------------------------
                 SHORT-TERM INVESTMENT FUND                    1999     1998     1997     1996     1995
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $10.13   $10.15   $10.17   $10.12   $10.21
                                                              ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................    0.57     0.63     0.58     0.66     0.66
    Net realized and unrealized gain (loss) on
      investments...........................................   (0.11)    0.00    (0.01)    0.05    (0.09)
                                                              ------   ------   ------   ------   ------
    Total from investment operations........................    0.46     0.63     0.57     0.71     0.57
                                                              ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................   (0.54)   (0.65)   (0.59)   (0.66)   (0.66)
    Return of capital.......................................      --       --       --    (0.00)      --
                                                              ------   ------   ------   ------   ------
    Total distributions.....................................   (0.54)   (0.65)   (0.59)   (0.66)   (0.66)
                                                              ------   ------   ------   ------   ------
Net Asset Value, End of Year................................  $10.05   $10.13   $10.15   $10.17   $10.12
                                                              ======   ======   ======   ======   ======
TOTAL RETURN................................................    4.70%    6.37%    5.77%    7.23%    5.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................   $50.9    $28.0    $21.7    $18.7    $19.8
Ratio of expenses to average net assets:
    Before expense reimbursement............................    0.68%    0.92%    0.96%    0.88%    1.26%
    After expense reimbursement.............................    0.48%    0.48%    0.48%    0.48%    0.48%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................    5.32%    5.92%    5.34%    6.15%    5.74%
    After expense reimbursement.............................    5.52%    6.36%    5.82%    6.55%    6.52%
Portfolio turnover rate.....................................     144%     121%     154%      60%      81%

                     See Notes to the Financial Statements

HOTCHKIS
AND WILEY FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Hotchkis and Wiley Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Fund, the Mid-Cap Fund, the Small Cap Fund, the International Fund, the Global Equity Fund, the Balanced Fund, the Total Return Bond Fund, the Low Duration Fund and the Short-Term Investment Fund (nine of the ten portfolios of Hotchkis and Wiley Funds, the "Funds") at June 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, WI
August 11, 1999

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
June 30, 1999

COMMON STOCKS--99.6%                                         SHARES        VALUE
------------------------------------------------------------------------------------
AEROSPACE--4.8%
     Lockheed Martin Corporation............................   21,700    $   808,325
     Northrop Grumman Corporation...........................   13,800        915,112
     Rockwell International Corporation.....................    6,000        364,500
                                                                         -----------
                                                                           2,087,937
                                                                         -----------
APPAREL & TEXTILES--0.7%
     Russell Corporation....................................   15,300        298,350
                                                                         -----------

AUTO PARTS--3.8%
     Dana Corporation.......................................   16,600        764,637
     Delphi Automotive Systems Corporation..................   12,525        232,495
     Meritor Automotive, Inc. ..............................    1,900         48,450
     TRW Inc. ..............................................   11,400        625,575
                                                                         -----------
                                                                           1,671,157
                                                                         -----------
AUTOS & TRUCKS--4.7%
     Ford Motor Company.....................................   20,600      1,162,612
     General Motors Corporation.............................   13,200        871,200
                                                                         -----------
                                                                           2,033,812
                                                                         -----------
BANKS--7.1%
     Bank One Corporation...................................   18,200      1,084,037
     First Security Corporation.............................    8,200        223,450
     First Union Corporation................................   13,370        628,390
     Fleet Financial Group, Inc. ...........................   12,000        532,500
     KeyCorp................................................   14,200        456,175
     UnionBanCal Corporation................................    5,000        180,625
                                                                         -----------
                                                                           3,105,177
                                                                         -----------
BEVERAGES--1.0%
     Anheuser-Busch Companies, Inc. ........................    6,000        425,625
                                                                         -----------

BUILDING & FOREST PRODUCTS--2.5%
     Georgia-Pacific Corporation (Timber Group).............   10,900        275,225
     Weyerhaeuser Company...................................   11,800        811,250
                                                                         -----------
                                                                           1,086,475
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1999

                                                              SHARES        VALUE
                                                              ------        -----
CHEMICALS--3.0%
     The Dow Chemical Company...............................    5,300    $   672,437
     duPont (E.I.) de Nemours & Company.....................    3,000        204,937
     Eastman Chemical Company...............................    8,100        419,175
                                                                         -----------
                                                                           1,296,549
                                                                         -----------
CONGLOMERATES--1.7%
     Tenneco, Inc. .........................................   32,000        764,000
                                                                         -----------

DRUGS--0.9%
     American Home Products Corporation.....................    6,500        373,750
                                                                         -----------

ENGINEERING & CONSTRUCTION--0.7%
     Harsco Corporation.....................................    9,300        297,600
                                                                         -----------

FINANCIAL SERVICES--4.8%
     Associates First Capital Corporation--Class A..........    1,342         59,467
     Fannie Mae.............................................   12,300        841,013
     Household International, Inc...........................   16,119        763,637
     Transamerica Corporation...............................    6,100        457,500
                                                                         -----------
                                                                           2,121,617
                                                                         -----------
HOUSEHOLD FURNISHINGS & APPLIANCES--2.2%
     Whirlpool Corporation..................................   12,900        954,600
                                                                         -----------

INSURANCE--5.0%
     American General Corporation...........................    7,687        579,407
     Lincoln National Corporation...........................   10,000        523,125
     Safeco Corporation.....................................   15,600        688,350
     St. Paul Companies, Inc. ..............................   12,000        381,750
                                                                         -----------
                                                                           2,172,632
                                                                         -----------
LEISURE/TOYS--0.9%
     Fortune Brands, Inc. ..................................   10,000        413,750
                                                                         -----------

MACHINERY--1.9%
     New Holland N.V. ......................................   47,200        808,300
                                                                         -----------

MEDICAL PRODUCTS & SUPPLIES--0.9%
     Baxter International, Inc. ............................    6,700        406,188
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1999

                                                              SHARES        VALUE
                                                              ------        -----
METALS & MINING--4.3%
     Alcoa, Inc. ...........................................   14,100    $   872,438
     Phelps Dodge Corporation...............................    3,200        198,200
     Reynolds Metals Company................................   13,900        820,100
                                                                         -----------
                                                                           1,890,738
                                                                         -----------
NATURAL GAS--1.2%
     Eastern Enterprises....................................   13,600        540,600
                                                                         -----------

OIL--DOMESTIC--8.1%
     Atlantic Richfield Company.............................    5,900        493,019
     Occidental Petroleum Corporation.......................   35,200        743,600
     Phillips Petroleum Company.............................   20,300      1,021,344
     Texaco Inc. ...........................................    4,500        281,250
     USX-Marathon Group, Inc................................   21,100        687,069
     Ultramar Diamond Shamrock Corporation..................   13,300        290,106
                                                                         -----------
                                                                           3,516,388
                                                                         -----------
PAPER--3.4%
     Georgia-Pacific Group..................................    9,400        445,325
     International Paper Company............................   20,465      1,033,483
                                                                         -----------
                                                                           1,478,808
                                                                         -----------
PHOTOGRAPHY & OPTICAL--1.7%
     Eastman Kodak Company..................................   11,200        758,800
                                                                         -----------

POLLUTION CONTROL--2.8%
     Browning-Ferris Industries, Inc. ......................   15,772        678,196
     Waste Management, Inc. ................................    9,930        533,738
                                                                         -----------
                                                                           1,211,934
                                                                         -----------
RAILROADS--1.6%
     CSX Corporation........................................    3,100        140,469
     Norfolk Southern Corporation...........................   19,100        575,388
                                                                         -----------
                                                                             715,857
                                                                         -----------
RETAIL--3.8%
     Intimate Brands, Inc...................................    2,940        139,283
     J.C. Penney Company, Inc...............................   13,600        660,450
     May Department Stores Company..........................   12,400        506,850
     Sears, Roebuck & Company...............................    8,000        356,500
                                                                         -----------
                                                                           1,663,083
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1999

                                                              SHARES        VALUE
                                                              ------        -----
SAVINGS & LOANS--1.8%
     Washington Mutual, Inc. ...............................   22,124    $   782,636
                                                                         -----------

STEEL--1.7%
     USX-U.S. Steel Group, Inc..............................   27,800        750,600
                                                                         -----------

TOBACCO--3.5%
     Philip Morris Companies, Inc. .........................   37,700      1,515,069
                                                                         -----------

TRUCKING--0.4%
     Ryder System, Inc. ....................................    8,000        208,000
                                                                         -----------

UTILITY--ELECTRIC--9.9%
     CMS Energy Corporation.................................   12,600        527,625
     Central & South West Corporation.......................    7,000        163,625
     DTE Energy Company.....................................    4,000        160,000
     Edison International...................................    7,100        189,925
     Entergy Corporation....................................    7,400        231,250
     GPU, Inc. .............................................    5,400        227,813
     Illinova Corporation...................................   28,700        782,075
     PECO Energy Company....................................   12,900        540,188
     P P & L Resources, Inc.................................   12,937        397,812
     PacifiCorp.............................................    6,600        121,275
     Public Service Enterprises Group, Inc. ................   10,600        433,275
     SCANA Corporation......................................   13,200        308,550
     Texas Utilities Company................................    5,502        226,958
                                                                         -----------
                                                                           4,310,371
                                                                         -----------
UTILITY--TELEPHONE--8.8%
     AT&T Corporation.......................................   20,250      1,130,203
     ALLTEL Corporation.....................................   12,600        900,900
     Bell Atlantic Corporation..............................   11,980        783,193
     GTE Corporation........................................    1,400        106,050
     SBC Communications, Inc. ..............................   16,090        933,220
                                                                         -----------
                                                                           3,853,566
                                                                         -----------
     Total common stocks (cost $31,438,354).................              43,513,969
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1999

                                                              PRINCIPAL
VARIABLE RATE DEMAND NOTES*--0.2%                               AMOUNT         VALUE
--------------------------------------------------------------------------------------
     General Mills, Inc., 4.8250%...........................   $40,040     $    40,040
     Pitney Bowes, Inc., 4.8250%............................    55,674          55,674
                                                                           -----------
     Total variable rate demand notes (cost $95,714)........                    95,714
                                                                           -----------
Total investments--99.8% (cost $31,534,068).................                43,609,683
Other assets in excess of liabilities--0.2%.................                    69,673
                                                                           -----------
     TOTAL NET ASSETS--100.0%...............................               $43,679,356
                                                                           ===========

---------------

  * Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999

ASSETS:
     Investments, at value (cost $31,534,068)...............   $43,609,683
     Dividends and interest receivable......................        98,888
     Prepaid expenses.......................................        10,171
                                                               -----------
          Total assets......................................    43,718,742
                                                               -----------
LIABILITIES:
     Payable to Advisor.....................................        11,817
     Payable for investments purchased......................        14,846
     Accrued expenses and other liabilities.................        12,723
                                                               -----------
          Total liabilities.................................        39,386
                                                               -----------
          Net assets........................................   $43,679,356
                                                               ===========
NET ASSETS CONSIST OF:
     Paid in capital........................................   $30,194,127
     Undistributed net investment income....................             0
     Undistributed net realized gains on investments........     1,409,614
     Net unrealized appreciation on investments.............    12,075,615
                                                               -----------
          Net assets........................................   $43,679,356
                                                               ===========
CALCULATION OF NET ASSET VALUE PER SHARE:
     Shares outstanding (unlimited shares of no par value
      authorized)...........................................     2,501,148
     Net asset value per share (offering and redemption
      price)................................................   $     17.46
                                                               ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended June 30, 1999

INVESTMENT INCOME
  Income *
     Dividends..............................................  $1,152,537
     Interest...............................................       9,264
                                                              ----------
          Total income......................................   1,161,801
                                                              ----------
  Expenses
     Advisory fee...........................................     206,371
     Legal and auditing fees................................       2,655
     Custodian fees and expenses............................      10,771
     Accounting fee.........................................      20,785
     Administration fee.....................................       3,187
     Trustees' fees and expenses............................       2,986
     Reports to shareholders................................       8,865
     Other expenses.........................................       1,848
                                                              ----------
          Total expenses....................................     257,468
     Less, expense reimbursement............................     (51,097)
                                                              ----------
          Net expenses......................................     206,371
                                                              ----------
  Net investment income.....................................     955,430
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on securities transactions...........   1,951,485
     Net change in unrealized appreciation of securities....      76,985
                                                              ----------
          Net gain on investments...........................   2,028,470
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $2,983,900
                                                              ==========
---------------
* Net of Foreign Taxes withheld.............................  $    3,944
                                                              ==========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED           YEAR ENDED
                                                              JUNE 30, 1999        JUNE 30, 1998
                                                              -------------        -------------
OPERATIONS:
     Net investment income..................................   $   955,430          $   857,023
     Net realized gain on securities transactions...........     1,951,485            3,890,091
     Net change in unrealized appreciation of securities....        76,985            3,049,489
                                                               -----------          -----------
          Net increase in net assets resulting from
            operations......................................     2,983,900            7,796,603
                                                               -----------          -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income..................................      (957,593)            (862,305)
     Net realized gain on securities transactions...........    (3,955,702)          (2,201,788)
                                                               -----------          -----------
          Total dividends and distributions.................    (4,913,295)          (3,064,093)
                                                               -----------          -----------
FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold..........................             0                    0
     Shares issued in connection with payment of dividends
       and distributions....................................     4,913,295            3,064,093
     Cost of shares redeemed................................       (29,999)             (30,000)
                                                               -----------          -----------
          Net increase in net assets from Fund share
            transactions....................................     4,883,296            3,034,093
                                                               -----------          -----------
Total increase in net assets................................     2,953,901            7,766,603
NET ASSETS:
     Beginning of year......................................    40,725,455           32,958,852
                                                               -----------          -----------
     End of year*...........................................   $43,679,356          $40,725,455
                                                               ===========          ===========
*Including undistributed net investment income of:..........   $         0          $       310
                                                               ===========          ===========
CHANGES IN SHARES OUTSTANDING:
     Shares sold............................................             0                    0
     Shares issued in connection with payment of dividends
       and distributions....................................       307,125              178,122
     Shares redeemed........................................        (1,827)              (1,656)
                                                               -----------          -----------
          Net increase......................................       305,298              176,466
                                                               ===========          ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 1999

NOTE 1. ACCOUNTING POLICIES. The Equity Fund for Insurance Companies (the "Fund") is a series of Hotchkis and Wiley Funds (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on August 22, 1984 and registered under the Investment Company Act of 1940. The Fund commenced operations on January 29, 1993. The sole shareholder of the Fund is The Prudential Insurance Company of America. The Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. In addition to the Fund, the Trust also offers the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Low Duration Fund, the Short-Term Investment Fund, the Total Return Bond Fund, the Mid-Cap Fund, and the Global Equity Fund (collectively, the "Funds"). The assets of each series are invested in separate, independently managed portfolios. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

               SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Hotchkis and Wiley (the "Advisor") under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

               FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

               EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative average net assets,
          (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED
June 30, 1999

               USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

               OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT. The Fund has an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly, at an annual rate of 0.60% of the first $10 million of the Fund's average daily net assets, and 0.50% of the average daily net assets in excess of $10 million.

               The Advisor provides continuous supervision of the investment portfolio and pays all of the operating expenses relating to the Fund other than the advisory fee. For the year ended June 30, 1999, the Advisor paid $51,097 of operating expenses on behalf of the Fund.

               As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3. PURCHASES AND SALES OF SECURITIES. Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 1999 were $6,568,338 and $5,538,728, respectively. There were no purchases or sales of long-term U.S. government securities.

               At June 30, 1999 (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $12,075,615, of which $13,747,816 related to appreciated securities and $1,672,201 related to depreciated securities. At June 30, 1999, the cost of investments for book and federal income tax purposes was $31,534,068.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED JUNE 30,
                                                             ----------------------------------------------
                                                              1999      1998      1997      1996      1995
                                                              ----      ----      ----      ----      ----
Net Asset Value, Beginning of Year.......................... $18.55    $16.32    $13.51    $11.53    $ 9.89
                                                             ------    ------    ------    ------    ------
  Income from Investment Operations:
    Net investment income...................................   0.41      0.41      0.39      0.34      0.41
    Net realized and unrealized gain on investments.........   0.70      3.31      3.30      2.26      1.59
                                                             ------    ------    ------    ------    ------
    Total from investment operations........................   1.11      3.72      3.69      2.60      2.00
                                                             ------    ------    ------    ------    ------
  Less Distributions:
    Dividends (from net investment income)..................  (0.41)    (0.41)    (0.40)    (0.40)    (0.34)
    Distributions (from realized gains).....................  (1.79)    (1.08)    (0.48)    (0.22)    (0.02)
                                                             ------    ------    ------    ------    ------
    Total distributions.....................................  (2.20)    (1.49)    (0.88)    (0.62)    (0.36)
                                                             ------    ------    ------    ------    ------
Net Asset Value, End of Year................................ $17.46    $18.55    $16.32    $13.51    $11.53
                                                             ======    ======    ======    ======    ======
Total Return................................................   7.29%    23.69%    28.20%    22.93%    20.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................  $43.7     $40.7     $33.0     $24.6     $17.4
Ratio of expenses to average net assets:
    Before expense reimbursement............................   0.65%     0.73%     0.75%     0.76%     1.05%
    After expense reimbursement.............................   0.52%     0.52%     0.53%     0.54%     0.58%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................   2.28%     2.06%     2.50%     2.78%     3.58%
    After expense reimbursement.............................   2.41%     2.27%     2.72%     3.00%     4.03%
Portfolio turnover..........................................     14%       21%       22%       21%       29%

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Hotchkis and Wiley Equity Fund for Insurance Companies:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hotchkis and Wiley Equity Fund for Insurance Companies (one of the ten portfolios of Hotchkis and Wiley Funds, the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, WI
August 11, 1999

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

    COMMON STOCKS -- 97.3%          Shares         Value
------------------------------------------------------------
AEROSPACE -- 5.2%
 ............................................................
Lockheed Martin Corporation          106,400    $  2,327,500
 ............................................................
Northrop Grumman Corporation          47,700       2,578,781
 ............................................................
Rockwell International
  Corporation                         21,000       1,005,375
 ..................... ......................     -----------
                                                   5,911,656
------------------------------------------------------------
ALUMINUM -- 3.5%
 ............................................................
Alcoa, Inc.                            1,900         157,700
 ............................................................
Reynolds Metals Company               49,600       3,800,600
 ..................... ......................     -----------
                                                   3,958,300
------------------------------------------------------------
APPAREL & TEXTILES -- 0.6%
 ............................................................
Russell Corporation                   43,000         720,250
------------------------------------------------------------
APPLIANCE & HOUSEHOLD FURNITURE -- 1.3%
 ............................................................
Whirlpool Corporation                 22,200       1,444,388
------------------------------------------------------------
AUTO PARTS -- 4.8%
 ............................................................
Dana Corporation                      55,000       1,646,563
 ............................................................
Delphi Automotive Systems
  Corporation                         49,949         786,697
 ............................................................
Meritor Automotive, Inc.              32,000         620,000
 ............................................................
Tenneco Automotive, Inc.              26,140         243,429
 ............................................................
TRW Inc.                              41,500       2,155,406
 ..................... ......................     -----------
                                                   5,452,095
------------------------------------------------------------
AUTOS & TRUCKS -- 5.3%
 ............................................................
Ford Motor Company                    60,000       3,206,250
 ............................................................
General Motors Corporation            38,000       2,762,125
 ..................... ......................     -----------
                                                   5,968,375
------------------------------------------------------------
BEVERAGES -- 0.8%
 ............................................................
Anheuser-Busch Companies, Inc.        13,000         921,375
------------------------------------------------------------
CHEMICALS -- 2.8%
 ............................................................
The Dow Chemical Company              14,100       1,884,113
 ............................................................
Eastman Chemical Company              27,200       1,297,100
 ..................... ......................     -----------
                                                   3,181,213
------------------------------------------------------------
CONTAINERS -- 1.2%
 ............................................................
Pactiv Corporation #                 130,700       1,388,688
------------------------------------------------------------

------------------------------------------------------------
                                    Shares         Value
ELECTRICAL UTILITIES -- 9.7%
 ............................................................
CMS Energy Corporation                46,700    $  1,456,456
 ............................................................
Central & South West
  Corporation                         40,400         808,000
 ............................................................
DTE Energy Company                    31,500         988,312
 ............................................................
Edison International                  22,500         589,219
 ............................................................
Entergy Corporation                   21,500         553,625
 ............................................................
GPU, Inc.                             19,000         568,813
 ............................................................
Illinova Corporation                  80,800       2,807,800
 ............................................................
PECO Energy Company                   11,300         392,675
 ............................................................
P P & L Resources, Inc.               20,000         457,500
 ............................................................
Public Service Enterprises
  Group, Inc.                         25,400         884,237
 ............................................................
SCANA Corporation                     55,300       1,486,188
 ..................... ......................     -----------
                                                  10,992,825
------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 1.2%
 ............................................................
Harsco Corporation                    42,295       1,342,866
------------------------------------------------------------
FOREST PRODUCTS -- 3.2%
 ............................................................
Georgia-Pacific (Timber Group)        48,200       1,186,925
 ............................................................
Weyerhaeuser Company                  33,500       2,405,719
 ..................... ......................     -----------
                                                   3,592,644
------------------------------------------------------------
INSURANCE: LIFE -- 3.0%
 ............................................................
American General Corporation          24,900       1,889,286
 ............................................................
Lincoln National Corporation          37,100       1,484,000
 ..................... ......................     -----------
                                                   3,373,286
------------------------------------------------------------
INSURANCE: PROPERTY CASUALTY -- 4.7%
 ............................................................
The Allstate Corporation              90,600       2,174,400
 ............................................................
Safeco Corporation                    49,000       1,218,875
 ............................................................
St. Paul Companies, Inc.              57,000       1,920,187
 ..................... ......................     -----------
                                                   5,313,462
------------------------------------------------------------
LEISURE/TOYS -- 0.7%
 ............................................................
Fortune Brands, Inc.                  23,500         776,969
------------------------------------------------------------
MACHINERY -- 1.7%
 ............................................................
CNH Global N.V.                      142,500       1,897,031
------------------------------------------------------------
METALS: MISC. -- 0.6%
 ............................................................
Phelps Dodge Corporation               9,700         651,112
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

                                    Shares         Value
------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 1.7%
 ............................................................
Xerox Corporation                     83,600    $  1,896,675
------------------------------------------------------------
OIL: DOMESTIC -- 7.6%
 ............................................................
Conoco, Inc.                          34,700         863,163
 ............................................................
Occidental Petroleum
  Corporation                        113,300       2,450,112
 ............................................................
Phillips Petroleum Company            49,700       2,335,900
 ............................................................
Sunoco, Inc.                           9,300         218,550
 ............................................................
USX-Marathon Group, Inc.              69,500       1,715,780
 ............................................................
Ultramar Diamond Shamrock
  Corporation                         43,800         993,712
 ..................... ......................     -----------
                                                   8,577,217
------------------------------------------------------------
OIL: INTERNATIONAL -- 0.5%
 ............................................................
Texaco, Inc.                          10,300         559,419
------------------------------------------------------------
PAPER -- 4.6%
 ............................................................
Georgia-Pacific Group                 30,100       1,527,575
 ............................................................
International Paper Company           65,800       3,713,588
 ..................... ......................     -----------
                                                   5,241,163
------------------------------------------------------------
PHOTOGRAPHY/IMAGING -- 2.3%
 ............................................................
Eastman Kodak Company                 38,800       2,570,500
------------------------------------------------------------
POLLUTION CONTROL -- 0.5%
 ............................................................
Waste Management, Inc.                36,000         618,750
------------------------------------------------------------
RAILROADS -- 1.5%
 ............................................................
CSX Corporation                       16,000         502,000
 ............................................................
Norfolk Southern Corporation          59,000       1,209,500
 ..................... ......................     -----------
                                                   1,711,500
------------------------------------------------------------
REGIONAL BANKS -- 5.7%
 ............................................................
Bank One Corporation                  52,600       1,686,488
 ............................................................
First Security Corporation            35,800         914,019
 ............................................................
First Union Corporation               42,700       1,401,094
 ............................................................
FleetBoston Financial
  Corporation                         23,800         828,538
 ............................................................
KeyCorp                               48,800       1,079,700
 ............................................................
UnionBanCal Corporation               14,900         587,619
 ..................... ......................     -----------
                                                   6,497,458
------------------------------------------------------------

------------------------------------------------------------
                                    Shares         Value
RETAIL: DEPARTMENT STORES -- 1.2%
 ............................................................
May Department Stores Company         40,800    $  1,315,800
------------------------------------------------------------
RETAIL: GENERAL MERCHANDISE -- 2.0%
 ............................................................
J.C. Penney Company, Inc.             46,000         917,125
 ............................................................
Sears, Roebuck & Company              46,000       1,400,125
 ..................... ......................     -----------
                                                   2,317,250
------------------------------------------------------------
SAVINGS & LOANS -- 1.9%
 ............................................................
Washington Mutual, Inc.               85,400       2,220,400
------------------------------------------------------------
SMALL LOANS & FINANCE -- 3.7%
 ............................................................
Fannie Mae                            39,600       2,472,525
 ............................................................
Household International, Inc.         45,000       1,676,250
 ..................... ......................     -----------
                                                   4,148,775
------------------------------------------------------------
STEEL -- 2.6%
 ............................................................
USX-U.S. Steel Group, Inc.            90,500       2,986,500
------------------------------------------------------------
TELEPHONE -- 8.4%
 ............................................................
AT&T Corporation                      56,000       2,842,000
 ............................................................
ALLTEL Corporation                    28,800       2,381,400
 ............................................................
Bell Atlantic Corporation             33,400       2,056,188
 ............................................................
GTE Corporation                       13,700         966,706
 ............................................................
SBC Communications, Inc.              27,000       1,316,250
 ..................... ......................     -----------
                                                   9,562,544
------------------------------------------------------------
TOBACCO -- 2.4%
 ............................................................
Philip Morris Companies, Inc.        117,300       2,719,894
------------------------------------------------------------
TRUCKERS/AIR FREIGHT -- 0.4%
 ............................................................
Ryder System, Inc.                    18,200         444,762
------------------------------------------------------------
Total common stock (cost
  $102,123,535)                                  110,275,142
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

         VARIABLE RATE            Principal
     DEMAND NOTES* -- 2.4%          Amount         Value
------------------------------------------------------------
General Mills, Inc., 6.095%       $2,451,178    $  2,451,178
 ............................................................
Pitney Bowes, Inc., 6.095%           313,532         313,532
------------------------------------------------------------
Total variable rate demand
  notes (cost $2,764,710)                          2,764,710
------------------------------------------------------------
Total investments -- 99.7%
  (cost $104,888,245)                            113,039,852
 ............................................................
Other assets in excess of
  liabilities -- 0.3%                                365,706
 ..................... ......................     -----------
Total net assets -- 100.0%                      $113,405,558
------------------------------------------------------------

* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 1999.

# -- Non-income producing security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                  MID-CAP FUND

      COMMON STOCKS -- 92.8%          Shares        Value
------------------------------------------------------------
AEROSPACE/DEFENSE -- 3.1%
 ............................................................
Northrop Grumman Corporation            4,000     $  216,250
------------------------------------------------------------
AIRLINES -- 1.7%
 ............................................................
KLM NV                                  4,750        118,453
------------------------------------------------------------
ALUMINUM -- 1.1%
 ............................................................
Reynolds Metals Company                 1,000         76,625
------------------------------------------------------------
APPAREL & TEXTILES -- 1.8%
 ............................................................
Russell Corporation                     8,100        135,675
------------------------------------------------------------
APPLIANCE & HOUSEHOLD FURNITURE -- 1.7%
 ............................................................
Whirlpool Corporation                   1,800        117,113
------------------------------------------------------------
AUTO PARTS -- 3.6%
 ............................................................
Dana Corporation                        2,072         62,030
 ............................................................
Lear Corporation #                      2,800         89,600
 ............................................................
Meritor Automotive, Inc.                5,000         96,875
 ...................... .......................     ---------
                                                     248,505
------------------------------------------------------------
CHEMICALS -- 7.8%
 ............................................................
Air Products and Chemicals, Inc.        2,800         93,975
 ............................................................
Cytec Industries, Inc. #                7,300        168,812
 ............................................................
Eastman Chemical Company                  900         42,919
 ............................................................
Millenium Chemicals, Inc.               4,500         88,875
 ............................................................
Olin Corporation                        7,500        148,594
 ...................... .......................     ---------
                                                     543,175
------------------------------------------------------------
CONTAINERS -- 1.8%
 ............................................................
Pactiv Corporation #                   11,600        123,250
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.5%
 ............................................................
UCAR International, Inc. #              9,600        171,000
------------------------------------------------------------
ELECTRICAL UTILITIES -- 6.7%
 ............................................................
CMP Group, Inc.                         6,500        179,155
 ............................................................
Illinova Corporation                    3,100        107,725
 ............................................................
P P & L Resources, Inc.                 4,339         99,255
 ............................................................
SCANA Corporation                       3,000         80,625
 ...................... .......................     ---------
                                                     466,760
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
ELECTRONICS -- 1.4%
 ............................................................
Amphenol Corporation #                  1,000     $   66,563
 ............................................................
MEMC Electronic Materials, Inc. #       2,700         33,075
 ...................... .......................     ---------
                                                      99,638
------------------------------------------------------------
ENERGY: MISC. -- 0.5%
 ............................................................
MidAmerican Energy Holdings
  Company                               1,000         33,688
------------------------------------------------------------
FINANCE: MISC. -- 1.8%
 ............................................................
Radian Group, Inc.                      2,600        124,150
------------------------------------------------------------
FOODS -- 4.4%
 ............................................................
Dean Foods Company                      2,300         91,425
 ............................................................
Interstate Bakeries Corporation         5,800        105,125
 ............................................................
Nabisco Group Holdings Corporation     10,400        110,500
 ...................... .......................     ---------
                                                     307,050
------------------------------------------------------------
HEALTHCARE: DRUGS -- 0.2%
 ............................................................
Bergen Brunswig
  Corporation -- Class A                1,600         13,300
------------------------------------------------------------
HEALTHCARE: MISC. -- 0.6%
 ............................................................
Beverly Enterprises, Inc. #             9,000         39,375
------------------------------------------------------------
HOSPITAL/HEALTHCARE MANAGEMENT -- 2.1%
 ............................................................
Total Renal Care Holdings, Inc. #      22,100        147,794
------------------------------------------------------------
INSURANCE: LIFE -- 4.1%
 ............................................................
ESG Re Limited                         41,200        285,825
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 1.1%
 ............................................................
Harleysville Group, Inc.                5,500         78,375
------------------------------------------------------------
INSURANCE: PROPERTY
  CASUALTY -- 0.6%
 ............................................................
IPC Holdings Limited                    3,000         44,625
------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE -- 0.8%
 ............................................................
Countrywide Credit Industries,
  Inc.                                  2,300         58,075
------------------------------------------------------------
MACHINERY -- 2.6%
 ............................................................
CNH Global N.V.                        13,700        182,381
------------------------------------------------------------
MISCELLANEOUS -- 0.5%
 ............................................................
American Coin Merchandising, Inc.
  #                                    13,000         35,750
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                  MID-CAP FUND

                                      Shares        Value
------------------------------------------------------------
OIL: DOMESTIC -- 6.9%
 ............................................................
Conoco, Inc.                            2,900     $   72,137
 ............................................................
Occidental Petroleum Corporation        6,300        136,237
 ............................................................
Sunoco, Inc.                            4,000         94,000
 ............................................................
Ultramar Diamond Shamrock
  Corporation                           2,600         58,988
 ............................................................
Valero Energy Corporation               6,100        121,238
 ...................... .......................     ---------
                                                     482,600
------------------------------------------------------------
OIL EXPLORATION & PRODUCTION -- 2.3%
 ............................................................
Triton Energy Limited #                 7,700        158,813
------------------------------------------------------------
PAPER -- 3.3%
 ............................................................
Bowater Incorporated                      600         32,588
 ............................................................
Chesapeake Corporation                  1,800         54,900
 ............................................................
Consolidated Papers, Inc.               4,500        143,156
 ...................... .......................     ---------
                                                     230,644
------------------------------------------------------------
POLLUTION CONTROL -- 2.1%
 ............................................................
Waste Management, Inc.                  8,400        144,375
------------------------------------------------------------
REAL ESTATE -- 3.6%
 ............................................................
Brookfield Properties Corporation       6,500         68,250
 ............................................................
Equity Office Properties                4,500        110,813
 ............................................................
Kilroy Realty Corporation               1,700         37,400
 ............................................................
Mack-Cali Realty Corporation            1,400         36,487
 ...................... .......................     ---------
                                                     252,950
------------------------------------------------------------
REGIONAL BANKS -- 2.3%
 ............................................................
Colonial BancGroup, Inc.                6,500         67,438
 ............................................................
UnionBanCal Corporation                 2,300         90,705
 ...................... .......................     ---------
                                                     158,143
------------------------------------------------------------
SAVINGS & LOANS -- 0.8%
 ............................................................
Charter One Financial, Inc.             2,756         52,709
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
SHIPPING -- 8.5%
 ............................................................
Knightsbridge Tankers Ltd.             14,500     $  195,750
 ............................................................
OMI Corporation #                      40,500         83,531
 ............................................................
Overseas Shipholding Group, Inc.        5,500         81,468
 ............................................................
Teekay Shipping Corporation            14,400        229,500
 ...................... .......................     ---------
                                                     590,249
------------------------------------------------------------
SPECIALIZED SERVICES -- 2.5%
 ............................................................
Pittston Brink's Group                  8,000        176,000
------------------------------------------------------------
STEEL -- 6.2%
 ............................................................
AK Steel Holding Corporation           11,615        219,233
 ............................................................
USX-U.S. Steel Group, Inc.              6,500        214,500
 ...................... .......................     ---------
                                                     433,733
------------------------------------------------------------
TOBACCO -- 1.8%
 ............................................................
R.J. Reynolds Tobacco Holdings,
  Inc.                                  4,200         74,025
 ............................................................
Universal Corporation/VA                2,200         50,188
 ...................... .......................     ---------
                                                     124,213
------------------------------------------------------------
Total common stock
  (cost $7,291,691)                                6,471,261
------------------------------------------------------------
                       VARIABLE RATE Principal
                   DEMAND NOTES* -- 7.0% Amount
------------------------------------------------------------
General Mills, Inc., 6.095%          $187,709        187,709
 ............................................................
Pitney Bowes, Inc., 6.095%            299,559        299,559
------------------------------------------------------------
Total variable rate demand notes
  (cost $487,268)                                    487,268
------------------------------------------------------------
Total investments -- 99.8%
  (cost $7,778,959)                                6,958,529
 ............................................................
Other assets in excess of
  liabilities -- 0.2%                                 14,393
 ...................... .......................     ---------
                                                  $6,972,922
Total net assets -- 100.0%
------------------------------------------------------------

* -- Variable rate demand notes are considered short-term obligations are payable and on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

ADR -- American Depository Receipts.

# -- Non-income producing security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 SMALL CAP FUND

     COMMON STOCKS -- 94.9%          Shares        Value
-----------------------------------------------------------
AEROSPACE/DEFENSE -- 3.4%
 ...........................................................
AVTEAM, Inc. #                       227,200    $ 1,221,200
-----------------------------------------------------------
APPAREL & TEXTILES -- 1.0%
 ...........................................................
Russell Corporation                   21,100        353,425
-----------------------------------------------------------
AUTO PARTS -- 4.4%
 ...........................................................
Stoneridge, Inc. #                    39,000        602,063
 ...........................................................
Titan International, Inc.            145,700        947,050
 ..................... ......................     ----------
                                                  1,549,113
-----------------------------------------------------------
AUTO REPAIR -- 0.1%
 ...........................................................
Midas, Inc.                            1,500         32,813
-----------------------------------------------------------
BROADCAST MEDIA -- 0.6%
 ...........................................................
Groupe AB SA ADR #                    39,200        220,500
-----------------------------------------------------------
CHEMICALS -- 1.9%
 ...........................................................
The Carbide/Graphite Group, Inc.
  #                                  102,800        668,200
-----------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 7.6%
 ...........................................................
Creative Technology, Ltd.             78,400      1,362,200
 ...........................................................
THQ Inc. #                            56,950      1,320,528
 ..................... ......................     ----------
                                                  2,682,728
-----------------------------------------------------------
COMPUTER SYSTEMS -- 3.4%
 ...........................................................
Hutchinson Technology, Inc. #         15,800        335,750
 ...........................................................
Radisys Corporation #                  7,500        382,500
 ...........................................................
Tech Data Corporation #               18,300        496,388
 ..................... ......................     ----------
                                                  1,214,638
-----------------------------------------------------------
DIVERSIFIED COMPANIES -- 2.7%
 ...........................................................
Playboy Enterprises, Inc. Class A
  #                                   31,900        653,950
 ...........................................................
Playboy Enterprises, Inc. #           12,100        294,181
 ..................... ......................     ----------
                                                    948,131
-----------------------------------------------------------

-----------------------------------------------------------
                                     Shares        Value
ELECTRICAL UTILITY -- 5.5%
 ...........................................................
CH Energy Group, Inc.                  2,000    $    66,000
 ...........................................................
CMP Group, Inc.                       56,800      1,565,550
 ...........................................................
Cleco Corporation                      2,600         83,362
 ...........................................................
Public Service Company of New
  Mexico                               4,200         68,250
 ...........................................................
RGS Energy Group, Inc.                 3,300         67,856
 ...........................................................
The United Illuminating Company        2,000        102,750
 ..................... ......................     ----------
                                                  1,953,768
-----------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 1.1%
 ...........................................................
Stone & Webster, Inc.                 23,900        401,819
-----------------------------------------------------------
FOODS -- 7.8%
 ...........................................................
The Earthgrains Company               18,200        293,475
 ...........................................................
Interstate Bakeries Corporation       59,400      1,076,625
 ...........................................................
J & J Snack Foods Corporation #       67,900      1,391,950
 ..................... ......................     ----------
                                                  2,762,050
-----------------------------------------------------------
HEALTHCARE: MISC. -- 1.6%
 ...........................................................
Beverly Enterprises, Inc. #          132,500        579,688
-----------------------------------------------------------
HOME BUILDING/MANUFACTURED
  HOUSING -- 3.1%
 ...........................................................
Centex Corporation                     7,200        177,750
 ...........................................................
Lennar Corporation                    25,200        409,500
 ...........................................................
Pulte Corporation                      6,600        148,500
 ...........................................................
Toll Brothers, Inc. #                 19,500        363,188
 ..................... ......................     ----------
                                                  1,098,938
-----------------------------------------------------------
HOSPITAL/HEALTHCARE MANAGEMENT -- 5.7%
 ...........................................................
Total Renal Care Holdings, Inc. #    197,900      1,323,456
 ...........................................................
Ventas, Inc.                         165,000        690,938
 ..................... ......................     ----------
                                                  2,014,394
-----------------------------------------------------------
INSURANCE: LIFE -- 4.9%
 ...........................................................
ESG Re Limited                       251,000      1,741,313
-----------------------------------------------------------
INSURANCE: MULTI-LINE -- 2.9%
 ...........................................................
Enhance Financial Services Group,
  Inc.                                11,300        183,625
 ...........................................................
Horace Mann Educators Corporation     43,600        855,650
 ..................... ......................     ----------
                                                  1,039,275
-----------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 SMALL CAP FUND

                                     Shares        Value
-----------------------------------------------------------
INSURANCE: PROPERTY CASUALTY -- 0.5%
 ...........................................................
Stirling Cooke Brown Holdings
  Limited                             95,100    $   184,256
-----------------------------------------------------------
INVESTMENT BANKING & BROKERAGE -- 2.1%
 ...........................................................
PIMCO Advisors Holdings LP            19,500        734,906
-----------------------------------------------------------
MACHINERY -- 8.4%
 ...........................................................
CNH Global NV                         80,100      1,066,330
 ...........................................................
Denison International PLC ADR #      130,700      1,339,675
 ...........................................................
Hawk Corporation Class A #            96,300        559,744
 ..................... ......................     ----------
                                                  2,965,749
-----------------------------------------------------------
MISCELLANEOUS -- 4.6%
 ...........................................................
American Coin Merchandising, Inc.
  #                                  282,000        775,500
 ...........................................................
Mac-Gray Corporation #                40,300        153,644
 ...........................................................
Ralcorp Holdings, Inc. #              35,200        701,800
 ..................... ......................     ----------
                                                  1,630,944
-----------------------------------------------------------
NATURAL GAS -- 0.5%
 ...........................................................
MDU Resources Group, Inc.              4,000         80,000
 ...........................................................
UGI Corporation                        4,400         89,924
 ..................... ......................     ----------
                                                    169,924
-----------------------------------------------------------
OIL EXPLORATION & PRODUCTION -- 2.3%
 ...........................................................
Triton Energy Limited #               39,400        812,625
-----------------------------------------------------------
PROFESSIONAL SERVICES -- 0.8%
 ...........................................................
FirstService Corporation #            16,100        220,369
 ...........................................................
Strayer Education, Inc.                2,600         51,350
 ..................... ......................     ----------
                                                    271,719
-----------------------------------------------------------
RESTAURANTS -- 1.6%
 ...........................................................
IHOP Corp. #                          33,900        565,706
-----------------------------------------------------------
RETAIL: SPECIALTY -- 3.4%
 ...........................................................
Friedman's, Inc.                     159,000      1,192,500
-----------------------------------------------------------
SHIPPING -- 1.1%
 ...........................................................
Knightsbridge Tankers Ltd.             6,000         81,000
 ...........................................................
Omi Corporation #                    104,500        215,531
 ...........................................................
Teekay Shipping Corporation            5,400         86,063
 ..................... ......................     ----------
                                                    382,594
-----------------------------------------------------------

-----------------------------------------------------------
                                     Shares        Value
SHOES -- 3.9%
 ...........................................................
Payless ShoeSource, Inc. #            29,200    $ 1,372,400
-----------------------------------------------------------
SPECIALIZED SERVICES -- 4.8%
 ...........................................................
Pittston Brink's Group                77,500      1,705,000
-----------------------------------------------------------
STEEL -- 1.4%
 ...........................................................
AK Steel Holding Corporation          26,879        507,341
-----------------------------------------------------------
TRUCKER/AIR FREIGHT -- 1.8%
 ...........................................................
AirNet Systems, Inc. #                91,600        652,650
-----------------------------------------------------------
Total common stock (cost
  $48,770,349)                                   33,630,307
-----------------------------------------------------------
                       VARIABLE RATEPrincipal
                 DEMAND NOTES* -- 2.5% -- Amount
------------------------------------------------------------
General Mills, Inc., 6.095%         $890,785         890,785
------------------------------------------------------------
Total variable rate demand notes
  (cost $890,785)                                    890,785
------------------------------------------------------------
Total investments -- 97.4% (cost
  $49,661,134)                                    34,521,092
 ............................................................
Other assets in excess of liabilities -- 2.6%        922,686
 ...................... ......................     ----------
                                                 $35,443,778
Total net assets -- 100.0%
------------------------------------------------------------

* -- Variable rate demand notes are considered short-term obligations are payable and on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

ADR -- American Depository Receipts.

# -- Non-income producing security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

COMMON
STOCKS -- 95.5%                   Shares          Value
------------------------------------------------------------
AUSTRALIA -- 1.5%
------------------------------------------------------------
REGIONAL BANKS -- 1.5%
 ............................................................
Australia and New Zealand
  Banking Group, Ltd.            2,881,895    $   20,956,870
 .................... .....................     -------------
                                                  20,956,870
Total Australia
------------------------------------------------------------
AUSTRIA -- 0.4%
------------------------------------------------------------
STEEL -- 0.4%
 ............................................................
Boehler -- Uddeholm AG             135,350         6,243,043
 .................... .....................     -------------
                                                   6,243,043
Total Austria
------------------------------------------------------------
CANADA -- 3.0%
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 2.0%
 ............................................................
Clarica Life Insurance Co.         559,318        10,079,246
 ............................................................
Manulife Financial
  Corporation #                  1,497,147        19,145,059
 .................... .....................     -------------
                                                  29,224,305
------------------------------------------------------------
METALS: MISC. -- 1.0%
 ............................................................
Noranda, Inc.                    1,034,729        13,913,111
 .................... .....................     -------------
                                                  43,137,416
Total Canada
------------------------------------------------------------
FINLAND -- 2.1%
------------------------------------------------------------
PAPER -- 2.1%
 ............................................................
UPM-Kymmene OYJ                    754,385        30,389,653
 .................... .....................     -------------
                                                  30,389,653
Total Finland
------------------------------------------------------------
FRANCE -- 9.1%
------------------------------------------------------------
BEVERAGES -- 1.2%
 ............................................................
Pernod Ricard SA                   309,223        17,688,570
------------------------------------------------------------
BUILDING MATERIALS -- 1.3%
 ............................................................
Lafarge SA                         156,767        18,250,933
------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 1.1%
 ............................................................
BIC                                324,259        14,754,037
------------------------------------------------------------
OIL: INTERNATIONAL -- 3.0%
 ............................................................
Elf Aquitaine SA                        12             1,849
 ............................................................
Total Fina SA                      321,891        42,953,376
 .................... .....................     -------------
                                                  42,955,225
------------------------------------------------------------

------------------------------------------------------------

                                  Shares          Value
REGIONAL BANKS -- 2.5%
 ............................................................
Banque Nationale de Paris          388,160    $   35,807,900
 .................... .....................     -------------
                                                 129,456,665
Total France
------------------------------------------------------------
GERMANY -- 6.5%
------------------------------------------------------------
CHEMICALS -- 2.9%
 ............................................................
Aventis SA                         487,860        28,251,102
 ............................................................
SGL Carbon AG #                    192,820        12,816,475
 .................... .....................     -------------
                                                  41,067,577
------------------------------------------------------------
CONSUMER DURABLES: MISC. -- 1.0%
 ............................................................
Buderus AG                         831,975        14,076,418
------------------------------------------------------------
REGIONAL BANKS -- 1.1%
 ............................................................
Commerzbank AG                     442,455        16,241,990
------------------------------------------------------------
UTILITIES: MISC. -- 1.5%
 ............................................................
VEBA AG                            442,690        21,511,447
 .................... .....................     -------------
                                                  92,897,432
Total Germany
------------------------------------------------------------
HONG KONG -- 3.0%
------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.7%
 ............................................................
Shandong International Power
  Development Company Limited   67,810,000         9,595,386
------------------------------------------------------------
METALS: MISC. -- 0.3%
 ............................................................
Yanzhou Coal Mining Co., Ltd.   14,414,000         3,986,566
------------------------------------------------------------
PUBLISHING -- 1.4%
 ............................................................
South China Morning Post
  (Holdings), Ltd.              23,057,000        19,872,552
------------------------------------------------------------
REAL ESTATE -- 0.6%
 ............................................................
Hang Lung Development Company    8,046,000         9,108,329
 .................... .....................     -------------
                                                  42,562,833
Total Hong Kong
------------------------------------------------------------
IRELAND -- 4.3%
------------------------------------------------------------
FOODS -- 1.1%
 ............................................................
Greencore Group PLC              4,885,960        15,007,983
------------------------------------------------------------
PAPER -- 1.7%
 ............................................................
Jefferson Smurfit Group PLC      8,121,995        24,538,984
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

                                  Shares          Value
------------------------------------------------------------
REGIONAL BANKS -- 1.5%
 ............................................................
Allied Irish Banks PLC           1,916,455    $   21,848,300
 .................... .....................     -------------
                                                  61,395,267
Total Ireland
------------------------------------------------------------
ITALY -- 3.9%
------------------------------------------------------------
OIL: INTERNATIONAL -- 1.3%
 ............................................................
ENI SPA                          3,496,624        19,227,117
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.6%
 ............................................................
Telecom Italia SPA               2,589,200        36,506,167
 .................... .....................     -------------
                                                  55,733,284
Total Italy
------------------------------------------------------------
JAPAN -- 7.1%
------------------------------------------------------------
ELECTRONICS -- 3.8%
 ............................................................
Nintendo Co., Ltd.                 329,500        54,779,764
------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 1.3%
 ............................................................
Canon, Inc.                        483,000        19,199,955
------------------------------------------------------------
SMALL LOANS & FINANCE -- 2.0%
 ............................................................
Promise Company, Ltd.              261,300        13,303,619
 ............................................................
Sanyo Shinpan Finance Co.,
  Ltd.                             431,100        14,773,150
 .................... .....................     -------------
                                                  28,076,769
 .................... .....................     -------------
                                                 102,056,488
Total Japan
------------------------------------------------------------
NETHERLANDS -- 10.6%
------------------------------------------------------------
CHEMICALS -- 1.6%
 ............................................................
Akzo Nobel N.V.                    457,606        22,950,579
------------------------------------------------------------
DISTRIBUTORS -- 0.5%
 ............................................................
Buhrmann N.V.                      439,620         6,618,982
------------------------------------------------------------
ELECTRONICS -- 2.5%
 ............................................................
Philips Electronics N.V.           267,371        36,351,360
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 2.9%
 ............................................................
Fortis (NL) N.V.                   474,592        17,087,128
 ............................................................
ING Groep N.V.                     400,916        24,201,524
 .................... .....................     -------------
                                                  41,288,652
------------------------------------------------------------
REGIONAL BANKS -- 1.1%
 ............................................................
ABN AMRO Holding N.V.              627,300        15,667,495
------------------------------------------------------------

------------------------------------------------------------
                                  Shares          Value
TELECOMMUNICATIONS -- 2.0%
 ............................................................
Koninklijke KPN N.V.               288,275    $   28,132,178
 .................... .....................     -------------
                                                 151,009,246
Total Netherlands
------------------------------------------------------------
NEW ZEALAND -- 2.2%
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.2%
 ............................................................
Telecom Corporation of New
  Zealand                        6,746,390        31,652,038
 .................... .....................     -------------
                                                  31,652,038
Total New Zealand
------------------------------------------------------------
NORWAY -- 0.6%
------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 0.6%
 ............................................................
Kvaerner PLC -- Class A #          400,043         8,394,118
 .................... .....................     -------------
                                                   8,394,118
Total Norway
------------------------------------------------------------
PORTUGAL -- 1.9%
------------------------------------------------------------
TELEPHONE -- 1.9%
 ............................................................
Portugal Telecom SA              2,517,961        27,615,282
 .................... .....................     -------------
                                                  27,615,282
Total Portugal
------------------------------------------------------------
SINGAPORE -- 5.0%
------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 2.5%
 ............................................................
Creative Technology, Ltd.        2,037,162        35,395,690
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 0.7%
 ............................................................
Jardine Matheson Holdings,
  Ltd.                           2,450,200         9,653,788
------------------------------------------------------------
MONEY CENTER BANKS -- 1.8%
 ............................................................
United Overseas Bank             3,006,432        26,527,337
 .................... .....................     -------------
                                                  71,576,815
Total Singapore
------------------------------------------------------------
SPAIN -- 2.1%
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.1%
 ............................................................
Telefonica S.A.                  1,197,999        29,921,319
 .................... .....................     -------------
                                                  29,921,319
Total Spain
------------------------------------------------------------
SWEDEN -- 1.7%
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.7%
 ............................................................
Electrolux AB -- Class B           952,940        23,977,991
 .................... .....................     -------------
                                                  23,977,991
Total Sweden
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

                                  Shares          Value
------------------------------------------------------------
SWITZERLAND -- 5.8%
------------------------------------------------------------
BUILDING MATERIALS -- 1.9%
 ............................................................
Geberit International AG            76,704    $   26,243,932
------------------------------------------------------------
MACHINERY -- 2.1%
 ............................................................
SIG Schweizerische Industrie-
  Gesellschaft Holding "registered" 19,682        11,738,355
 ............................................................
Sulzer AG "registered" #            28,456        18,489,646
 .................... .....................     -------------
                                                  30,228,001
------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.8%
 ............................................................
Novartis AG "registered"            17,873        26,233,507
 .................... .....................     -------------
                                                  82,705,440
Total Switzerland
------------------------------------------------------------
UNITED KINGDOM -- 24.7%
------------------------------------------------------------
AIRLINES -- 1.4%
 ............................................................
BAA PLC                          2,868,182        20,153,439
------------------------------------------------------------
AUTO -- 0.8%
 ............................................................
Lex Service PLC                  1,865,410        11,209,092
------------------------------------------------------------
BEVERAGES -- 0.8%
 ............................................................
Allied Domecq PLC                2,351,684        11,623,946
------------------------------------------------------------
BUILDING MATERIALS -- 1.5%
 ............................................................
Hanson PLC                       2,562,907        21,485,893
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 7.2%
 ............................................................
Cookson Group PLC                6,446,390        26,032,134
 ............................................................
Invensys PLC                     1,199,107         6,527,412
 ............................................................
TI Group PLC                     3,433,020        26,340,447
 ............................................................
Tomkins PLC                      7,986,267        25,800,434
 ............................................................
Williams PLC                     4,015,430        18,274,655
 .................... .....................     -------------
                                                 102,975,082
------------------------------------------------------------
FOODS -- 0.8%
 ............................................................
Unilever PLC                     1,535,910        11,300,752
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.2%
 ............................................................
Reckitt Benckiser PLC            1,812,521        16,995,677
------------------------------------------------------------

------------------------------------------------------------
                                  Shares          Value
INSURANCE: MULTI-LINE -- 2.4%
 ............................................................
Allied Zurich AG PLC             1,260,884    $   14,857,770
 ............................................................
CGU PLC                          1,243,995        20,044,016
 .................... .....................     -------------
                                                  34,901,786
------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.9%
 ............................................................
Medeva PLC                       4,473,240        12,572,587
------------------------------------------------------------
PUBLISHING -- 2.6%
 ............................................................
Reed International PLC           1,983,090        14,847,227
 ............................................................
United News & Media PLC          1,730,665        22,056,836
 .................... .....................     -------------
                                                  36,904,063
------------------------------------------------------------
REGIONAL BANKS -- 2.7%
 ............................................................
Lloyds TSB Group PLC             1,461,987        18,290,186
 ............................................................
National Westminster Bank PLC      953,681        20,488,396
 .................... .....................     -------------
                                                  38,778,582
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.4%
 ............................................................
British Telecommunications
  PLC                              809,573        19,785,550
------------------------------------------------------------
TOBACCO -- 1.0%
 ............................................................
B.A.T. Industries PLC            2,435,894        13,840,306
 .................... .....................     -------------
                                                 352,526,755
Total United Kingdom
------------------------------------------------------------
Total common stocks
  (cost $1,133,162,788)                        1,364,207,955
------------------------------------------------------------
PREFERRED STOCKS -- 0.9%
------------------------------------------------------------
GERMANY -- 0.9%
------------------------------------------------------------
BUILDING MATERIALS -- 0.9%
 ............................................................
Dyokerhoff AG                      396,320        12,133,670
 .................... .....................     -------------
                                                  12,133,670
Total Germany
------------------------------------------------------------
Total preferred stocks
  (cost $13,182,487)                              12,133,670
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

         SHORT-TERM             Principal
     INVESTMENTS -- 3.9%          Amount          Value
------------------------------------------------------------
COMMERCIAL PAPER -- 3.9%
 ............................................................
Armstrong World Industries,
  Inc., 6.90%, 1/04/2000 4(2)   $1,100,000    $    1,099,367
 ............................................................
BMW U.S. Capital Corporation,
  6.50%, 1/04/2000                 300,000           299,837
 ............................................................
Countrywide Funding, 6.60%,
  1/04/2000                      4,850,000         4,847,333
 ............................................................
Edison International, 6.55%,
  1/10/2000 4(2)                 7,000,000         6,988,538
 ............................................................
Exxon Credit Corporation,
  5.50%, 1/04/2000 4(2)            250,000           249,885
 ............................................................
Ford Motor Credit Company,
  6.49%, 1/04/2000               9,700,000         9,694,754
 ............................................................
Safeway, Inc., 7.21%,
  1/04/2000 4(2)                 9,650,000         9,644,205
 ............................................................
Tyco International, Inc.,
  6.25%, 1/10/2000 4(2)          1,900,000         1,897,031
 ............................................................
Union Carbide Corporation,
  5.05%, 1/03/2000 4(2)         14,807,000        14,802,845
 ............................................................
Union Carbide Corporation,
  5.25%, 1/05/2000 4(2)          6,200,000         6,196,383
------------------------------------------------------------
Total short-term investments
  (cost $55,720,178)                              55,720,178
------------------------------------------------------------
Total investments -- 100.3%
  (cost $1,202,065,453)                        1,432,061,803
 ............................................................
Liabilities in excess of
  other assets -- (0.3)%                          (4,444,772)
 .................... .....................     -------------
                                              $1,427,617,031
Total net assets -- 100.0%
------------------------------------------------------------

# -- Non-income producing security.

4(2) -- Restricted security requiring resale to institutional investors.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

      COMMON STOCKS -- 97.1%          Shares        Value
------------------------------------------------------------
AUSTRALIA -- 1.8%
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 0.2%
 ............................................................
Reinsurance Australia Corporation,
  Ltd.                                 39,233     $   13,646
------------------------------------------------------------
REGIONAL BANKS -- 1.6%
 ............................................................
Australia and New Zealand Banking
  Group, Ltd.                          16,940        123,186
 ...................... .......................     ---------
                                                     136,832
Total Australia
------------------------------------------------------------
CANADA -- 3.2%
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 2.0%
 ............................................................
Clarica Life Insurance Co.              2,685         48,385
 ............................................................
Manulife Financial Corporation #        8,921        101,174
 ...................... .......................     ---------
                                                     149,559
------------------------------------------------------------
METALS: MISC. -- 1.2%
 ............................................................
Noranda, Inc.                           6,385         85,854
 ...................... .......................     ---------
                                                     235,413
Total Canada
------------------------------------------------------------
FRANCE -- 4.6%
------------------------------------------------------------
OFFICE EQUIPMENT &
  SUPPLIES -- 1.3%
 ............................................................
BIC                                     2,135         97,144
------------------------------------------------------------
OIL: INTERNATIONAL -- 0.9%
 ............................................................
Total Fina SA                             514         68,589
------------------------------------------------------------
REGIONAL BANKS -- 2.4%
 ............................................................
Banque Nationale de Paris               1,955        180,349
 ...................... .......................     ---------
                                                     346,082
Total France
------------------------------------------------------------
GERMANY -- 4.2%
------------------------------------------------------------
CHEMICALS -- 1.6%
 ............................................................
Aventis SA                              2,070        119,857
------------------------------------------------------------
REGIONAL BANKS -- 1.3%
 ............................................................
Commerzbank AG                          2,500         91,772
------------------------------------------------------------
UTILITIES: MISC. -- 1.3%
 ............................................................
VEBA AG                                 2,014         97,865
 ...................... .......................     ---------
                                                     309,494
Total Germany
------------------------------------------------------------
HONG KONG -- 4.9%
------------------------------------------------------------
METALS: MISC. -- 1.1%
 ............................................................
Yanzhou Coal Mining Co., Ltd.         284,000         78,548
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
REAL ESTATE -- 1.0%
 ............................................................
New World Development Co., Ltd.        33,000     $   74,290
------------------------------------------------------------
REGIONAL BANKS -- 1.6%
 ............................................................
Dao Heng Bank Group, Ltd.              23,500        121,224
------------------------------------------------------------
RETAIL: GENERAL
  MERCHANDISE -- 1.2%
 ............................................................
Dickson Concepts International,
  Ltd.                                 73,500         92,659
 ...................... .......................     ---------
                                                     366,721
Total Hong Kong
------------------------------------------------------------
IRELAND -- 4.1%
------------------------------------------------------------
FOODS -- 0.9%
 ............................................................
Greencore Group PLC                    21,160         64,996
------------------------------------------------------------
PAPER -- 2.1%
 ............................................................
Jefferson Smurfit Group PLC            53,130        160,522
------------------------------------------------------------
REGIONAL BANKS -- 1.1%
 ............................................................
Allied Irish Banks PLC                  7,073         80,635
 ...................... .......................     ---------
                                                     306,153
Total Ireland
------------------------------------------------------------
ITALY -- 3.7%
------------------------------------------------------------
OIL: INTERNATIONAL -- 1.4%
 ............................................................
ENI SPA                                19,100        105,026
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.3%
 ............................................................
Telecom Italia SPA                     11,900        167,783
 ...................... .......................     ---------
                                                     272,809
Total Italy
------------------------------------------------------------
JAPAN -- 5.8%
------------------------------------------------------------
ELECTRONICS -- 3.8%
 ............................................................
Nintendo Co., Ltd.                      1,700        282,644
------------------------------------------------------------
SMALL LOANS & FINANCE -- 2.0%
 ............................................................
Promise Company, Ltd.                   1,400         71,278
 ............................................................
Sanyo Shinpan Finance Co., Ltd.         2,400         82,244
 ...................... .......................     ---------
                                                     153,522
 ...................... .......................     ---------
                                                     436,166
Total Japan
------------------------------------------------------------
NETHERLANDS -- 8.8%
------------------------------------------------------------
CHEMICALS -- 1.6%
 ............................................................
Akzo Nobel N.V.                         2,420        121,372
------------------------------------------------------------
ELECTRONICS -- 2.5%
 ............................................................
Philips Electronics N.V.                1,343        182,592
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                      Shares        Value
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 1.8%
 ............................................................
ING Groep N.V.                          2,255     $  136,124
------------------------------------------------------------
REGIONAL HOLDINGS -- 1.2%
 ............................................................
ABN AMRO Holding N.V.                   3,585         89,539
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
 ............................................................
Koninklijke KPN N.V.                    1,300        126,864
 ...................... .......................     ---------
                                                     656,491
Total Netherlands
------------------------------------------------------------
NEW ZEALAND -- 3.0%
------------------------------------------------------------
BUILDING MATERIALS -- 0.9%
 ............................................................
Fletcher Challenge Building            45,514         66,909
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.1%
 ............................................................
Telecom Corporation of New Zealand     32,767        153,733
 ...................... .......................     ---------
                                                     220,642
Total New Zealand
------------------------------------------------------------
PORTUGAL -- 1.7%
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
 ............................................................
Portugal Telecom SA                    11,551        126,684
 ...................... .......................     ---------
                                                     126,684
Total Portugal
------------------------------------------------------------
SINGAPORE -- 3.1%
------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 2.4%
 ............................................................
Creative Technology, Ltd.              10,260        178,268
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 0.7%
 ............................................................
Jardine Matheson Holdings, Ltd.        14,000         55,160
 ...................... .......................     ---------
                                                     233,428
Total Singapore
------------------------------------------------------------
SPAIN -- 2.1%
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.1%
 ............................................................
Telefonica S.A.                         6,296        157,249
 ...................... .......................     ---------
                                                     157,249
Total Spain
------------------------------------------------------------
SWEDEN -- 1.9%
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.9%
 ............................................................
Electrolux AB -- Class B                5,525        139,021
 ...................... .......................     ---------
                                                     139,021
Total Sweden
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
SWITZERLAND -- 3.9%
------------------------------------------------------------
MACHINERY -- 1.9%
 ............................................................
Saurer AG "registered"                    141     $   68,071
 ............................................................
SIG Schweizerische Industrie-
  Gesellschaft Holding
  "registered"                            126         75,146
 ...................... .......................     ---------
                                                     143,217
------------------------------------------------------------
MEDICAL PRODUCTS &
  SUPPLIES -- 2.0%
 ............................................................
Novartis AG "registered"                   99        145,310
 ...................... .......................     ---------
                                                     288,527
Total Switzerland
------------------------------------------------------------
UNITED KINGDOM -- 18.0%
------------------------------------------------------------
AIRLINES -- 1.1%
 ............................................................
BAA PLC                                11,880         83,475
------------------------------------------------------------
BEVERAGES -- 0.8%
 ............................................................
Allied Domecq PLC                      12,690         62,724
------------------------------------------------------------
BUILDING MATERIALS -- 1.6%
 ............................................................
Hanson PLC                             14,080        118,038
------------------------------------------------------------
CHEMICALS -- 1.0%
 ............................................................
Elementis PLC                          55,010         71,975
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 3.2%
 ............................................................
Cookson Group PLC                      19,870         80,240
 ............................................................
Invensys PLC                           11,106         60,457
 ............................................................
Tomkins PLC                            29,832         96,375
 ...................... .......................     ---------
                                                     237,072
------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 1.8%
 ............................................................
TI Group PLC                           17,640        135,346
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.0%
 ............................................................
Reckitt Benckiser PLC                   7,790         73,045
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 2.3%
 ............................................................
Allied Zurich AG PLC                    5,870         69,170
 ............................................................
CGU PLC                                 6,340        102,154
 ...................... .......................     ---------
                                                     171,324
------------------------------------------------------------
MEDICAL PRODUCTS &
  SUPPLIES -- 1.0%
 ............................................................
Medeva PLC                             25,878         72,733
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                      Shares        Value
------------------------------------------------------------
PUBLISHING -- 2.3%
 ............................................................
Reed International PLC                  8,700     $   65,136
 ............................................................
United News & Media PLC                 8,276        105,475
 ...................... .......................     ---------
                                                     170,611
------------------------------------------------------------
REGIONAL BANKS -- 1.4%
 ............................................................
Lloyds TSB Group PLC                    8,337        104,300
------------------------------------------------------------
TOBACCO -- 0.5%
 ............................................................
B.A.T. Industries PLC                   7,230         41,080
 ...................... .......................     ---------
                                                   1,341,723
Total United Kingdom
------------------------------------------------------------
UNITED STATES -- 22.3%
------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.8%
 ............................................................
Northrop Grumman Corporation            1,100         59,469
------------------------------------------------------------
AUTO PARTS -- 1.0%
 ............................................................
Dana Corporation                        2,400         71,850
------------------------------------------------------------
AUTOS & TRUCKS -- 0.9%
 ............................................................
Ford Motor Company                      1,260         67,331
------------------------------------------------------------
CONTAINERS -- 0.9%
 ............................................................
Pactiv Corporation #                    6,600         70,125
------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.6%
 ............................................................
GPU, Inc.                               1,590         47,601
------------------------------------------------------------
FOREST PRODUCTS -- 1.4%
 ............................................................
Weyerhaeuser Company                    1,450        104,128
------------------------------------------------------------
INSURANCE: PROPERTY
  CASUALTY -- 0.6%
 ............................................................
Safeco Corporation                      1,800         44,775
------------------------------------------------------------
MACHINERY -- 1.8%
 ............................................................
CNH Global N.V.                         9,750        129,797
------------------------------------------------------------
OFFICE EQUIPMENT &
  SUPPLIES -- 0.9%
 ............................................................
Xerox Corporation                       3,000         68,063
------------------------------------------------------------
OIL: DOMESTIC -- 2.3%
 ............................................................
Conoco, Inc. -- Class B                 4,000         99,500
 ............................................................
Occidental Petroleum Corporation        3,400         73,525
 ...................... .......................     ---------
                                                     173,025
------------------------------------------------------------
PHOTOGRAPHY/IMAGING -- 1.2%
 ............................................................
Eastman Kodak Company                   1,400         92,750
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
RAILROADS -- 1.1%
 ............................................................
Norfolk Southern Company                4,000     $   82,000
------------------------------------------------------------
RETAIL: GENERAL
  MERCHANDISE -- 0.5%
 ............................................................
J.C. Penney Company, Inc.               1,700         33,894
------------------------------------------------------------
SAVINGS & LOANS -- 0.9%
 ............................................................
Washington Mutual, Inc.                 2,500         65,000
------------------------------------------------------------
SMALL LOANS & FINANCE -- 2.0%
 ............................................................
Fannie Mae                              1,050         65,559
 ............................................................
Household International, Inc.           2,210         82,323
 ...................... .......................     ---------
                                                     147,882
------------------------------------------------------------
TELEPHONE -- 4.5%
 ............................................................
AT&T Corporation                        1,950         98,963
 ............................................................
ALLTEL Corporation                      1,800        148,838
 ............................................................
GTE Corporation                         1,200         84,675
 ...................... .......................     ---------
                                                     332,476
------------------------------------------------------------
TOBACCO -- 0.9%
 ............................................................
Philip Morris Companies, Inc.           2,905         67,360
 ...................... .......................     ---------
                                                   1,657,526
Total United States
------------------------------------------------------------
Total common stock
  (cost $6,926,229)                                7,230,961
------------------------------------------------------------

SHORT-TERM                           Principal
INVESTMENTS -- 2.2%                   Amount
------------------------------------------------------------
VARIABLE RATE
DEMAND NOTES* -- 2.2%
------------------------------------------------------------
Chase Manhattan Bank, 3.9062%        $164,944        164,944
------------------------------------------------------------
CASH EQUIVALENTS -- 0.0%
------------------------------------------------------------
Chase Bank Domestic Liquidity Fund        689            689
------------------------------------------------------------
Total short-term investments (cost
  $165,633)                                          165,633
------------------------------------------------------------
Total investments -- 99.3%
  (cost $7,091,173)                                7,396,594
 ............................................................
Other assets in excess of
  liabilities -- 0.7%                                 50,873
 ...................... .......................     ---------
                                                  $7,447,467
Total net assets -- 100.0%
------------------------------------------------------------

# -- Non-income producing security.
* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 1999.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 BALANCED FUND

    COMMON STOCKS -- 47.1%          Shares          Value
------------------------------------------------------------
AEROSPACE -- 2.4%
 ............................................................
Lockheed Martin Corporation            34,800    $   761,250
 ............................................................
Northrop Grumman Corporation           16,200        875,812
 ............................................................
Rockwell International
  Corporation                           6,100        292,038
 ...................... ......................     ----------
                                                   1,929,100
------------------------------------------------------------
ALUMINUM -- 1.7%
 ............................................................
Alcoa, Inc.                               400         33,200
 ............................................................
Reynolds Metals Company                17,700      1,356,262
 ...................... ......................     ----------
                                                   1,389,462
------------------------------------------------------------
APPAREL & TEXTILES -- 0.3%
 ............................................................
Russell Corporation                    15,000        251,250
------------------------------------------------------------
APPLIANCE & HOUSEHOLD FURNITURE -- 0.6%
 ............................................................
Whirlpool Corporation                   7,300        474,956
------------------------------------------------------------
AUTO PARTS -- 2.3%
 ............................................................
Dana Corporation                       19,900        595,756
 ............................................................
Delphi Automotive Systems
  Corporation                          18,094        284,980
 ............................................................
Meritor Automotive, Inc.               10,700        207,313
 ............................................................
Tenneco Automotive Inc.                 9,860         91,821
 ............................................................
TRW Inc.                               11,700        607,669
 ...................... ......................     ----------
                                                   1,787,539
------------------------------------------------------------
AUTOS & TRUCKS -- 2.4%
 ............................................................
Ford Motor Company                     15,000        801,563
 ............................................................
General Motors Corporation             15,100      1,097,581
 ...................... ......................     ----------
                                                   1,899,144
------------------------------------------------------------
BEVERAGES -- 0.4%
 ............................................................
Anheuser-Busch Companies, Inc.          5,000        354,375
------------------------------------------------------------
CHEMICALS -- 1.6%
 ............................................................
The Dow Chemical Company                5,200        694,850
 ............................................................
Eastman Chemical Company               10,700        510,256
 ............................................................
Millennium Chemicals, Inc.              4,442         87,730
 ...................... ......................     ----------
                                                   1,292,836
------------------------------------------------------------

------------------------------------------------------------
                                    Shares          Value
CONTAINERS -- 0.7%
 ............................................................
Pactiv Corporation ##                  49,300    $   523,813
------------------------------------------------------------
ELECTRICAL UTILITIES -- 5.1%
 ............................................................
CMS Energy Corporation                 10,000        311,875
 ............................................................
DTE Energy Company                     12,700        398,462
 ............................................................
Edison International                    5,000        130,937
 ............................................................
Entergy Corporation                     8,100        208,575
 ............................................................
GPU, Inc.                               6,100        182,619
 ............................................................
Illinova Corporation                   20,000        695,000
 ............................................................
PECO Energy Company                    14,800        514,300
 ............................................................
P P & L Resources, Inc.                10,600        242,475
 ............................................................
Public Service Enterprises
  Group, Inc.                           7,400        257,612
 ............................................................
SCANA Corporation                      25,800        693,375
 ............................................................
Scottish Power PLC ADR                  7,366        206,248
 ............................................................
Texas Utilities Company                 6,600        234,713
 ...................... ......................     ----------
                                                   4,076,191
------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 0.4%
 ............................................................
Harsco Corporation                      9,200        292,100
------------------------------------------------------------
FOREST PRODUCTS -- 1.6%
 ............................................................
Georgia-Pacific (Timber Group)         13,000        320,125
 ............................................................
Weyerhaeuser Company                   13,000        933,563
 ...................... ......................     ----------
                                                   1,253,688
------------------------------------------------------------
HEALTHCARE: DRUGS -- 0.0%
 ............................................................
American Home Products
  Corporation                             600         23,662
------------------------------------------------------------
HEALTHCARE: MEDICAL PRODUCTS & SUPPLIES -- 0.2%
 ............................................................
Baxter International, Inc.              2,200        138,187
------------------------------------------------------------
INSURANCE: LIFE -- 1.3%
 ............................................................
American General Corporation            8,000        607,000
 ............................................................
Lincoln National Corporation           11,600        464,000
 ...................... ......................     ----------
                                                   1,071,000
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 0.3%
 ............................................................
Harleysville Group, Inc.               14,500        206,625
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                    Shares          Value
------------------------------------------------------------
INSURANCE: PROPERTY CASUALTY -- 2.6%
 ............................................................
The Allstate Corporation               36,000    $   864,000
 ............................................................
Safeco Corporation                     19,500        485,063
 ............................................................
St. Paul Companies, Inc.               21,900        737,756
 ...................... ......................     ----------
                                                   2,086,819
------------------------------------------------------------
LEISURE/TOYS -- 0.5%
 ............................................................
Fortune Brands, Inc.                   11,000        363,687
------------------------------------------------------------
MACHINERY -- 1.0%
 ............................................................
CNH Global N.V                         60,300        802,744
------------------------------------------------------------
METALS: MISC. -- 0.5%
 ............................................................
Phelps Dodge Corporation                6,400        429,600
------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 0.8%
 ............................................................
Xerox Corporation                      27,220        617,554
------------------------------------------------------------
OIL: DOMESTIC -- 3.4%
 ............................................................
Conoco Inc. -- Class B                 11,800        293,525
 ............................................................
Occidental Petroleum
  Corporation                          27,100        586,037
 ............................................................
Phillips Petroleum Company             14,400        676,800
 ............................................................
Sunoco Inc.                             4,200         98,700
 ............................................................
Ultramar Diamond Shamrock
  Corporation                          16,300        369,806
 ............................................................
USX-Marathon Group, Inc.               26,600        656,688
 ...................... ......................     ----------
                                                   2,681,556
------------------------------------------------------------
OIL: INTERNATIONAL -- 0.3%
 ............................................................
Texaco Inc.                             3,700        200,956
------------------------------------------------------------
PAPER -- 2.4%
 ............................................................
Georgia-Pacific Group                  10,600        537,950
 ............................................................
International Paper Company            24,100      1,360,144
 ...................... ......................     ----------
                                                   1,898,094
------------------------------------------------------------
PHOTOGRAPHY/IMAGING -- 1.0%
 ............................................................
Eastman Kodak Company                  12,500        828,125
------------------------------------------------------------
POLLUTION CONTROL -- 0.2%
 ............................................................
Waste Management, Inc.                 10,000        171,875
------------------------------------------------------------

------------------------------------------------------------
                                    Shares          Value
RAILROADS -- 1.0%
 ............................................................
CSX Corporation                        10,200    $   320,025
 ............................................................
Norfolk Southern Corporation           23,200        475,600
 ...................... ......................     ----------
                                                     795,625
------------------------------------------------------------
REGIONAL BANKS -- 2.0%
 ............................................................
Bank One Corporation                   18,300        586,744
 ............................................................
First Security Corporation              8,200        209,356
 ............................................................
First Union Corporation                15,800        518,437
 ............................................................
KeyCorp                                 9,100        201,338
 ...................... ......................     ----------
                                                   1,515,875
------------------------------------------------------------
RETAIL: DEPARTMENT STORES -- 0.6%
 ............................................................
May Department Stores Company          14,900        480,525
------------------------------------------------------------
RETAIL: GENERAL MERCHANDISE -- 1.2%
 ............................................................
J.C. Penney Company, Inc.              20,200        402,738
 ............................................................
Sears, Roebuck & Company               18,000        547,875
 ...................... ......................     ----------
                                                     950,613
------------------------------------------------------------
SAVINGS & LOANS -- 0.9%
 ............................................................
Washington Mutual, Inc.                29,000        754,000
------------------------------------------------------------
SMALL LOANS & FINANCE -- 1.6%
 ............................................................
Associates First Capital
  Corporation -- Class A                2,400         65,850
 ............................................................
Fannie Mae                             13,200        824,175
 ............................................................
Household International, Inc.          11,200        417,200
 ...................... ......................     ----------
                                                   1,307,225
------------------------------------------------------------
STEEL -- 1.3%
 ............................................................
USX-U.S. Steel Group, Inc.             30,600      1,009,800
------------------------------------------------------------
TELEPHONE -- 3.1%
 ............................................................
AT&T Corporation                       16,700        847,525
 ............................................................
ALLTEL Corporation                      9,400        777,262
 ............................................................
GTE Corporation                         4,200        296,363
 ............................................................
SBC Communications, Inc.               10,400        507,000
 ...................... ......................     ----------
                                                   2,428,150
------------------------------------------------------------
TOBACCO -- 1.4%
 ............................................................
Philip Morris Companies, Inc.          47,400      1,099,088
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                   Principal
                                    Amount          Value
------------------------------------------------------------
Total common stocks (cost
  $38,759,552)                                   $37,385,839
------------------------------------------------------------
CORPORATE BONDS -- 23.1%
------------------------------------------------------------
AIRLINES -- 1.4%
 ............................................................
NWA Trust, CLB, 11.30%,
  12/21/2012                      $ 1,034,769      1,145,300
------------------------------------------------------------
BANKS -- 3.7%
 ............................................................
Korea Development Bank,
  (Acquired 9/23/1999, cost
  $747,570), 7.625%, 10/01/2002
  r                                   750,000        747,772
 ............................................................
MBNA Corporation, 6.49%,
  6/17/2002 #                       1,500,000      1,492,881
 ............................................................
Wells Fargo Company, 6.625%,
  7/15/2004                           750,000        734,269
 ...................... ......................     ----------
                                                   2,974,922
------------------------------------------------------------
EUROBANKS -- 7.5%
 ............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 6.89%, 12/29/2049
  #                                 2,500,000      2,495,472
 ............................................................
Nordbanken, CLB 10/25/2001,
  6.8025%, 10/29/2049 #             2,000,000      1,975,340
 ............................................................
Okobank, CLB 9/09/2002, 6.62%,
  9/29/2049 #                       1,500,000      1,477,550
 ...................... ......................     ----------
                                                   5,948,362
------------------------------------------------------------
FINANCIAL SERVICES -- 6.3%
 ............................................................
Countrywide Home Loans, Inc.,
  6.655%, 3/16/2005 #               2,500,000      2,498,007
 ............................................................
Dana Credit Corporation,
  (Acquired 12/10/1999, cost
  $749,798), 7.25%, 12/16/2002
  r                                   750,000        745,057
 ............................................................
Ford Motor Credit Company,
  7.375%, 10/28/2009                  900,000        890,300
 ............................................................
Lehman Brothers Holdings,
  6.56%, 6/01/2001 #                  900,000        899,658
 ...................... ......................     ----------
                                                   5,033,022
------------------------------------------------------------

                                   Principal
                                    Amount          Value
------------------------------------------------------------
RETAIL -- 1.2%
 ............................................................
Rite Aid Corp.:
  (Acquired 12/16/1998, cost
  $747,645), 6.00%, 12/15/2005
  r                               $   750,000    $   562,500
 ............................................................
  7.125%, 1/15/2007                   475,000        361,000
 ...................... ......................     ----------
                                                     923,500
------------------------------------------------------------
STEEL -- 0.9%
 ............................................................
Pohang Iron & Steel, 7.50%,
  8/01/2002                           700,000        691,624
------------------------------------------------------------
TRANSPORTATION -- 1.3%
 ............................................................
Delta Air Lines ETC:
  9.90%, 1/02/2002                    150,000        155,979
 ............................................................
  10.50%, 4/30/2016                   750,000        872,066
 ...................... ......................     ----------
                                                   1,028,045
------------------------------------------------------------
UTILITIES -- 0.8%
 ............................................................
TXU Eastern Funding, CLB,
  6.45%, 5/15/2005                    700,000        660,050
------------------------------------------------------------
Total corporate bonds (cost
  $19,028,635)                                    18,404,825
------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES -- 8.2%
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.1%
 ............................................................
Federal Home Loan Mortgage
  Corporation:
  8.00%, 1/15/2030'                 2,900,000      2,928,991
 ............................................................
  1588 SA, 7.05099%, 9/15/2023
  #                                   700,000        483,992
 ............................................................
Federal National Mortgage
  Association:
  1993-175 SD, 8.6319%,
  9/25/2008 #                         900,000        885,706
 ............................................................
  Pool #323977, 6.077%,
  9/01/2039                         2,221,005      2,129,011
 ...................... ......................     ----------
                                                   6,427,700
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                   Principal
                                    Amount          Value
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.1%
 ............................................................
Federal National Mortgage
  Association, 1994-53 E (PO),
  0.00%, 11/25/2023               $    98,051    $    81,281
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $5,336,602)                                6,508,981
------------------------------------------------------------
NON-AGENCY
MORTGAGE-BACKED
SECURITIES -- 14.9%
------------------------------------------------------------
ASSET-BACKED
  SECURITIES -- 7.1%
 ............................................................
DiTech Home Loan Owner Trust,
  CLB, 1997-1 A3, 6.71%,
  8/15/2018                         1,750,000      1,735,694
 ............................................................
Commercial Mortgage Asset
  Trust, CLB, 7.546%,
  12/17/2010                        1,150,000      1,142,416
 ............................................................
GREAT, (Acquired 7/02/1998,
  cost $1,104,141), 1998-1 A1,
  7.33%, 9/15/2007 r+               1,104,141        331,242
 ............................................................
Heilig-Meyers Master Trust,
  (Acquired 2/20/1998, cost
  $1,399,872), CLB, 1998-1A A,
  6.125%, 1/20/2007 r               1,400,000      1,345,631
 ............................................................
Nomura Asset Securities
  Corporation, CLB, 1995-MD3
  A1B, 8.15%, 3/04/2020             1,000,000      1,025,075
 ...................... ......................     ----------
                                                   5,580,058
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%
 ............................................................
PNC Mortgage Securities
  Corporation, CLB, 1996-1 A11,
  7.50%, 6/25/2026                  2,062,666      1,920,023
 ............................................................
Prudential Home Mortgage
  Securities, CLB, 1993-54 A17,
  6.44486%, 1/25/2024 #               500,000        355,000
 ...................... ......................     ----------
                                                   2,275,023
------------------------------------------------------------

------------------------------------------------------------
                                   Principal
                                    Amount          Value
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 5.0%
 ............................................................
Chase Commercial Mortgage
  Securities Corporation, CLB,
  1997-1 X (IO), 1.43733%,
  4/19/2015 #                     $21,795,156    $ 1,430,307
 ............................................................
Commercial Mortgage Asset
  Trust, (Acquired 7/22/1999,
  cost $2,546,254) CLB, 1999-C1
  X (IO), 1.56583%, 6/17/2000 #
  r                                39,770,016      2,524,402
 ...................... ......................     ----------
                                                   3,954,709
------------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $14,257,327)                              11,809,790
------------------------------------------------------------
PREFERRED STOCKS -- 1.0%
Shares
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997,
  cost $1,000,000) r                    1,000        790,000
------------------------------------------------------------
U.S. TREASURY                      Principal
OBLIGATIONS -- 3.9%                 Amount
------------------------------------------------------------
U.S. Treasury Notes:
  6.375%, 3/31/2001 ' '           $ 1,650,000      1,654,125
 ............................................................
  10.75%, 2/15/2003 ' '             1,250,000      1,400,781
------------------------------------------------------------
Total U.S. Treasury obligations
  (cost $3,060,741)                                3,054,906
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
------------------------------------------------------------
COMMERCIAL PAPER -- 1.7%
 ............................................................
Norfolk Southern Corporation,
  6.50%, 1/14/2000 4(2)               957,000        954,754
 ............................................................
Tyco International Group SA,
  6.25%, 1/10/2000 4(2)               400,000        399,375
 ...................... ......................     ----------
                                                   1,354,129
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                   Principal
                                    Amount          Value
------------------------------------------------------------
VARIABLE DEMAND NOTES* -- 3.3%
 ............................................................
General Mills, Inc., 6.095%       $ 1,220,041    $ 1,220,041
 ............................................................
Pitney Bowes, Inc., 6.095%            869,656        869,656
 ............................................................
Sara Lee Corporation, 6.09%           500,000        500,000
 ...................... ......................     ----------
                                                   2,589,697
------------------------------------------------------------
Total short-term investments
  (cost $3,943,826)                                3,943,826
------------------------------------------------------------
Total investments -- 103.2%
  (cost $85,386,683)                              81,898,167
 ............................................................
Liabilities in excess of other
  assets -- (3.2)%                                (2,501,462)
 ...................... ......................     ----------
                                                 $79,396,705
Total net assets -- 100.0%
------------------------------------------------------------

# -- Variable rate security. The rate listed is as of December 31, 1999.

* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

IO -- Interest Only.

PO -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

ADR -- American Depository Receipts.

## --Non-income producing security.

' -- When-issued security.

" -- Security segregated as collateral to cover when-issued security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

        CORPORATE BONDS           Principal
      AND NOTES -- 45.0%            Amount         Value
------------------------------------------------------------
BANKS -- 3.9%
 ............................................................
MBNA Corporation:
  6.42%, 3/09/2000 #              $1,000,000    $  1,000,019
 ............................................................
  6.49%, 6/17/2002 #               1,100,000       1,094,779
 ............................................................
Sovereign Bancorp, 6.625%,
  3/15/2001                        2,500,000       2,437,743
 ............................................................
Unibanco Grand Cayman,
  (Acquired 11/15/1999, cost
  $1,044,308), 7.75%, 8/14/2000
  r                                1,050,000       1,044,750
 ..................... ......................      ----------
                                                   5,577,291
------------------------------------------------------------
BEVERAGES -- 0.8%
 ............................................................
Coca-Cola Femsa SA, 8.95%,
  11/01/2006                       1,110,000       1,115,550
------------------------------------------------------------
BROADCAST SERVICE/PROGRAMS -- 1.7%
 ............................................................
Liberty Media Group, (Acquired
  12/06/1999, cost $1,588,743),
  7.875%, 7/15/2009 r              1,575,000       1,570,456
 ............................................................
News America Holdings, 8.625%,
  2/1/2003                           907,000         938,014
 ..................... ......................      ----------
                                                   2,508,470
------------------------------------------------------------
CABLE -- 4.6%
 ............................................................
Charter Communication Holdings
  LLC, (Acquired 10/01/1999,
  cost $2,592,070), CLB
  4/01/2004, 8.625%, 4/01/2009
  r                                2,600,000       2,414,750
 ............................................................
CSC Holdings Inc., 7.25%,
  7/15/2008                        2,200,000       2,095,500
 ............................................................
Jones Intercable Inc., 9.625%,
  03/15/2002                       2,000,000       2,088,632
 ..................... ......................      ----------
                                                   6,598,882
------------------------------------------------------------
EUROBANKS -- 2.4%
 ............................................................
Nordbanken, CLB 9/27/2001,
  6.88125%, 9/29/2049 #            1,300,000       1,286,103
 ............................................................
Okobank, CLB 10/25/2001, 6.62%,
  9/29/2049 #                      2,150,000       2,117,821
 ..................... ......................      ----------
                                                   3,403,924
------------------------------------------------------------

------------------------------------------------------------
                                  Principal
                                    Amount         Value
FINANCIAL SERVICES -- 9.1%
 ............................................................
Countrywide Home Loans, Inc.:
  6.56125%, 3/19/2003 #           $  500,000    $    500,630
 ............................................................
  6.655%, 3/16/2005 #              1,700,000       1,698,645
 ............................................................
Dana Credit Corporation,
  (Acquired 12/10/99, cost
  $1,499,609), 7.25%,
  12/16/2002 r                     1,450,000       1,440,443
 ............................................................
Finova Capital Corp. 7.125%,
  5/17/2004                        2,000,000       1,970,964
 ............................................................
Fuji Finance Grand Cayman:
  7.30%, 3/29/2049 #               1,200,000       1,155,000
 ............................................................
  6.5737%, 8/29/2049 #             1,000,000         955,000
 ............................................................
Golden State Holdings, CLB
  8/01/2000, 7.205%, 8/01/2003
  #                                3,000,000       2,859,555
 ............................................................
U.S. West Capital Funding,
  CLB, 6.375%, 7/15/2008           2,250,000       2,066,900
 ............................................................
Western Financial Savings,
  8.50%, 7/01/2003                   500,000         453,036
 ..................... ......................      ----------
                                                  13,100,173
------------------------------------------------------------
FOOD -- 1.3%
 ............................................................
Gruma S.A., 7.625%, 10/15/2007     2,215,000       1,932,588
------------------------------------------------------------
INDUSTRIAL -- 1.7%
 ............................................................
Lennar Corp., 7.625%, 3/01/2009    2,750,000       2,453,393
------------------------------------------------------------
MISCELLANEOUS -- 1.6%
 ............................................................
Republic of Brazil, 11.625%,
  4/15/2004                          750,000         751,875
 ............................................................
Republic of Philippines,
  8.875%, 4/15/2008                1,600,000       1,568,000
 ..................... ......................      ----------
                                                   2,319,875
------------------------------------------------------------
OIL: INTEGRATED -- 2.1%
 ............................................................
YPF Sociedad Anonima, 8.00%,
  2/15/2004                        3,000,000       2,964,681
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
RETAIL -- 3.7%
 ............................................................
Great Atlantic & Pacific Tea,
  7.70%, 1/15/2004                $2,500,000    $  2,386,290
 ............................................................
Rite Aid Corp.:
  (Acquired 12/15/1999, cost
  $662,850), 6.00%, 12/15/2000
  r                                  750,000         648,750
 ............................................................
  (Acquired 12/16/1998, cost
  $2,213,026), 6.00%,
  12/15/2005 r                     2,250,000       1,687,500
 ............................................................
  7.125%, 1/15/2007                  850,000         646,000
 ..................... ......................      ----------
                                                   5,368,540
------------------------------------------------------------
STEEL -- 1.0%
 ............................................................
Pohang Iron & Steel, 7.50%,
  8/01/2002                        1,500,000       1,482,053
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.5%
 ............................................................
AT&T Corporation, 6.00%,
  3/15/2009                        1,950,000       1,779,240
 ............................................................
MCI Worldcom, Inc., CLB,
  8.875%, 1/15/2006                  775,000         810,715
 ............................................................
Telecom Argentina Stet. Fran.,
  (Acquired 6/25/1999, cost
  $998,750), 9.75%, 7/12/2001 r    1,000,000       1,001,250
 ..................... ......................      ----------
                                                   3,591,205
------------------------------------------------------------
TRANSPORTATION -- 3.0%
 ............................................................
Bombardier Capital, Inc.:
  (Acquired 1/22/1999, cost
  $1,496,910), 6.00%, 1/15/2002
  r                                1,500,000       1,462,697
 ............................................................
  (Acquired 8/18/1999, cost
  $1,994,020), 7.50%,
  8/15/2004 r                      2,000,000       1,970,896
 ............................................................
Delta Air Lines ETC:
  CLB, 9.90%, 1/02/2002              250,000         259,966
 ............................................................
  10.50%, 4/30/2016                  500,000         581,378
 ..................... ......................      ----------
                                                   4,274,937
------------------------------------------------------------

------------------------------------------------------------
                                  Principal
                                    Amount         Value
UTILITIES -- 5.6%
 ............................................................
CMS Energy Corp., CLB, 8.00%,
  7/01/2001 #                     $2,000,000    $  1,977,404
 ............................................................
Korea Electric Power, 6.375%,
  12/1/2003                        2,200,000       2,082,573
 ............................................................
Niagara Mohawk Power, 8.50%,
  7/01/2010                        2,500,000       1,890,263
 ............................................................
TXU Eastern Funding, CLB,
  6.45%, 5/15/2005                 2,200,000       2,074,442
 ..................... ......................      ----------
                                                   8,024,682
------------------------------------------------------------
Total corporate bonds and notes
  (cost $66,584,161)                              64,716,244
------------------------------------------------------------
                     GOVERNMENT AGENCY
                      MORTGAGE-BACKED
                    SECURITIES -- 17.3%
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.2%
 ............................................................
Federal Home Loan Mortgage
  Corporation:
  1564 SE, CLB, 8.74033%,
    8/15/2008 #                       79,934          80,399
 ............................................................
  1565 OC, CLB, 6.36544%,
    8/15/2008 #                    1,827,135       1,637,813
 ............................................................
  1261 J, CLB, 8.00%, 7/15/2021      732,247         744,140
 ............................................................
  1573 GC, CLB, 10.70421%,
    1/15/2023 #                      389,364         345,109
 ............................................................
  2118 Z, CLB, 6.50%,
    12/15/2028                       140,278         111,288
 ............................................................
  8.00%, 1/15/2030'                4,500,000       4,544,987
 ............................................................
  1588 SA, 7.05099%, 9/15/2023
    #                              1,625,000       1,123,552
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
Federal National Mortgage
  Association:
  G93-27 SB, 7.2048%, 8/25/2023
    #                             $   36,426    $     24,243
 ............................................................
  5.125%, 2/13/2004                2,400,000       2,253,910
 ............................................................
  1993-170 SE, 8.38949%,
    9/25/2008 #                    2,000,000       1,877,801
 ............................................................
  1993-175 SD, 8.6319%,
    9/25/2008 #                    4,600,000       4,526,940
 ............................................................
  1994-27 SD, 6.47014%,
    3/25/2023                      2,435,785       1,894,373
 ............................................................
  Pool #323977, 6.077%,
    9/01/2039                      4,935,566       4,731,135
 ............................................................
Government National Mortgage
  Association, 1999-28 ZA,
  6.50%, 11/20/2005                  924,618         821,014
 ..................... ......................      ----------
                                                  24,716,704
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.1%
 ............................................................
Federal National Mortgage
  Association:
  G93-32 E (PO), 0.00%,
  9/25/2023                          157,030         147,829
 ............................................................
  1998-48 CI (IO), 6.50%,
  8/25/2028                          152,947          31,626
 ..................... ......................      ----------
                                                     179,455
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $25,722,083)                              24,896,159
------------------------------------------------------------
NON-AGENCY
MORTGAGE-BACKED
SECURITIES -- 17.6%
------------------------------------------------------------
ASSET-BACKED SECURITIES --
  12.0%
 ............................................................
Associates Manufactured Housing
  Pass-Through Certificates,
  CLB, 1996-2 A4, 6.60%,
  6/15/2027                          500,000         494,483
 ............................................................
CIT Marine Trust, CLB, 1999-A
  A2, 5.80%, 4/15/2010             2,000,000       1,928,550
 ............................................................

------------------------------------------------------------
                                  Principal
                                    Amount         Value
------------------------------------------------------------
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust, (Acquired
  9/24/1997, cost $360,974),
  1997-5 A1, 7.72%, 6/15/2005 r
  +                               $  360,974    $    108,292
 ............................................................
Commercial Mortgage Acceptance
  Corporation, (Acquired
  3/13/1998, cost $274,144),
  CLB, 1996-C2 A2, 7.0341%,
  9/15/2023 # r                      271,136         268,556
 ............................................................
Commercial Mortgage Asset
  Trust: (Acquired 7/22/1999,
  cost $3,182,582), CLB,
  1999-C1, 1.156583%, 6/17/2000
  r                               49,712,520       3,155,502
 ............................................................
  CLB, 7.546%, 01/17/2010          2,600,000       2,582,853
 ............................................................
Commercial Resecuritization
  Trust, (Acquired 2/10/1999,
  cost $871,348), CLB,
  1999-ABC1 A, 6.74%, 1/27/2009
  r                                  880,566         836,538
 ............................................................
CPS Auto Trust, CLB, 1998-1 A,
  6.00%, 8/15/2003                   253,265         250,705
 ............................................................
The C.S. First Boston Mortgage
  Securities Corp. Commercial
  Mortgage Pass-Through
  Certificates, 1998-C1 A1B,
  6.48%, 5/17/2008                   750,000         699,926
 ............................................................
Delta Funding Home Equity Loan
  Trust, CLB, 1999-1 A2F,
  5.98%, 2/15/2023                 2,000,000       1,966,670
 ............................................................
DiTech Home Loan Owner Trust,
  CLB, 1997-1 A3, 6.71%,
  8/15/2018                          600,000         595,095
 ............................................................
GREAT, (Acquired 7/02/1998,
  cost $157,734), 1998-1 A1,
  7.33%, 9/15/2007 r +               157,734          47,320
 ............................................................
Green Tree Financial
  Corporation, 1995-4 A4, CLB,
  6.75%, 6/15/2025                   265,112         264,667
 ............................................................
Green Tree Recreational,
  Equipment & Consumer Trust,
  CLB, 1996-B CTFS, 7.70%,
  7/15/2018                          450,000         432,079
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
Heilig-Meyers Master Trust,
  (Acquired 2/20/1998, cost
  $499,954), CLB, 1998-1A A,
  6.125%, 1/20/2007 r             $  500,000    $    480,583
 ............................................................
Nomura Asset Securities
  Corporation, 1995-MD3 A1B,
  CLB, 8.15%, 3/04/2020              750,000         768,806
 ............................................................
Resolution Trust Corporation:
  1994-C2 G, CLB, 8.00%,
  4/25/2025                          504,608         481,151
 ............................................................
  1994-C1 E, CLB, 8.00%,
  6/25/2026                        1,969,440       1,941,436
 ..................... ......................      ----------
                                                  17,303,212
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.6%
 ............................................................
Blackrock Capital Finance LP,
  (Acquired 6/23/1997, cost
  $146,244), CLB, 1997-R2 (AP),
  8.15%, 12/25/2035 # r              147,141         151,997
 ............................................................
CMC Securities Corporation IV,
  CLB, 1994-G A4, 7.00%,
  9/25/2024                          200,000         183,565
 ............................................................
Citicorp Mortgage Securities,
  Inc., CLB, 1997-3 A2, 6.92%,
  8/25/2027                           28,611          28,542
 ............................................................
Collateralized Mortgage
  Obligations Trust, CLB, 57 D,
  9.90%, 2/01/2019                   216,515         228,617
 ............................................................
GE Capital Mortgage Services,
  Inc., 1994-24 A4, 7.00%,
  7/25/2024                          169,843         156,533
 ............................................................
Housing Securities, Inc., CLB,
  1994-1 AB2, 6.50%, 3/25/2009       412,141         298,287
 ............................................................
  CLB, 1994-2 B1, 6.50%,
  7/25/2009                          219,542         167,675
 ............................................................
Independent National Mortgage
  Corporation, CLB, 1995-F A5,
  8.25%, 5/25/2010                   620,666         629,004
 ............................................................
Nomura Depositor Trust,
  (Acquired 6/28/1999, cost
  $486,914), 1998-ST1 A3, CLB,
  7.0125%, 1/15/2003 r #             500,000         490,782
 ............................................................

------------------------------------------------------------
                                  Principal
                                    Amount         Value
Nomura Depositor Trust,
  (Acquired 9/03/1999, cost
  $1,699,528), 1998-ST1A A3A,
  7.0125%, 1/15/2003 #            $1,700,000    $  1,667,062
 ............................................................
Ocwen Residential MBS Corp.,
  (Acquired 6/18/1998, cost
  $470,892), CLB, 1998-R2 AP,
  6.4416%, 11/25/2034 r #            471,481         467,066
 ............................................................
Prudential Home Mortgage
  Securities: CLB, 1993-54 A17,
  6.44486%, 1/25/2024 #            1,150,000         816,500
 ............................................................
  CLB, 1993-50 A11, 8.75%,
  11/25/2023                       3,312,928       2,791,142
 ..................... ......................      ----------
                                                   8,076,772
------------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $26,674,640)                              25,379,984
------------------------------------------------------------
                  PREFERRED STOCK -- 0.3% Shares
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, cost
  $500,000) r                            500         395,000
------------------------------------------------------------
U.S. TREASURY                     Principal
OBLIGATIONS -- 16.4%                Amount
------------------------------------------------------------
U.S. Treasury Bonds:
  6.50%, 11/15/2026               $1,700,000       1,657,500
 ............................................................
  6.375%, 8/15/2027                  375,000         360,117
 ............................................................
  6.00%, 8/15/2009                 3,675,000       9,084,966
 ............................................................
  5.875%, 11/15/2004               7,000,000       6,866,566
 ............................................................
U.S. Treasury Note, 6.50%,
  10/15/2006 "                     5,000,000       4,987,500
 ............................................................
U.S. Treasury Strips, 0.00%,
  2/15/2009                        1,200,000         653,411
------------------------------------------------------------
Total U.S. Treasury obligations
  (cost $24,242,944)                              23,610,060
------------------------------------------------------------
                         SHORT-TERM
                    INVESTMENTS -- 5.6%
------------------------------------------------------------
COMMERCIAL PAPER -- 2.4%
 ............................................................
Norfolk Southern Corporation,
  6.50%, 1/14/2000 4(2)            3,500,000       3,491,785
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
VARIABLE DEMAND NOTES* -- 3.2%
 ............................................................
General Mills, Inc., 6.095%       $1,856,109    $  1,856,109
 ............................................................
Pitney Bowes, Inc., 6.095%         1,378,481       1,378,481
 ............................................................
Sara Lee Corporation, 6.09%        1,312,572       1,312,572
 ............................................................
Warner Lambert, 6.044%                96,144          96,144
 ..................... ......................      ----------
                                                   4,643,306
------------------------------------------------------------
Total short-term investments
  (cost $8,135,091)                                8,135,091
------------------------------------------------------------
Total investments -- 102.2%
  (cost $151,858,919)                            147,132,538
 ............................................................
Liabilities in excess of other
  assets -- (2.2)%                                (3,191,844)
 ..................... ......................      ----------
                                                $143,940,694
Total net assets -- 100.0%
------------------------------------------------------------

# -- Variable rate security. The rate listed is as of December 31, 1999.

* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

IO  -- Interest Only.

PO  -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

' -- When-issued security.

" -- Security marked as segregated to cover when-issued security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

       CORPORATE BONDS            Principal
      AND NOTES -- 41.5%           Amount          Value
------------------------------------------------------------
BANKS -- 5.8%
 ............................................................
Capital One Bank, 7.35%,
  6/20/2000                      $ 1,800,000    $  1,806,520
 ............................................................
Korea Development Bank,
  9.60%, 12/01/2000                4,220,000       4,303,400
 ............................................................
Korea Development Bank,
  (Acquired 9/23/1999, cost
  $747,570), 7.625%,
  10/01/2002 r                       750,000         747,772
 ............................................................
MBNA Corporation,
  6.49%, 6/17/2002 #               2,125,000       2,114,915
 ............................................................
MBNA Global Capital
  Securities,
  CLB 2/01/2007, 7.005%,
  2/01/2027 #                      2,000,000       1,648,456
 ............................................................
Sovereign Bancorp,
  6.625%, 3/15/2001                7,150,000       6,971,943
 ............................................................
Unibanco Grand Cayman,
  (Acquired 11/15/1999, cost
  $3,978,316), 7.75%,
  8/14/2000 r                      4,000,000       3,980,000
 ..................... ......................     -----------
                                                  21,573,006
------------------------------------------------------------
BEVERAGES -- 0.8%
 ............................................................
Coca-Cola Femsa SA,
  8.95%, 11/01/2006                2,875,000       2,889,375
------------------------------------------------------------
EUROBANKS -- 7.4%
 ............................................................
Foreningsbanken Kredit AB,
  CLB 12/18/2001, 6.89%,
  12/29/2049 #                     5,750,000       5,739,587
 ............................................................
Nordbanken, CLB 10/25/2001,
  6.8025%, 10/29/2049 #            6,680,000       6,597,636
 ............................................................
Okobank, CLB 10/25/2001, 6.62%,
  9/29/2049 #                      8,750,000       8,619,039
 ............................................................
Skandinavinska Enskilda
  Banken,
  CLB 6/28/2003, 7.1812%,
  6/29/2049 #                      3,700,000       3,601,950
 ............................................................
Svenska Hndls Banken,
  CLB 3/03/2002, 6.6212%,
  3/29/2049 #                      3,250,000       3,206,489
 ..................... ......................     -----------
                                                  27,764,701
------------------------------------------------------------

------------------------------------------------------------
                                  Principal
                                   Amount          Value
FINANCIAL SERVICES -- 12.8%
 ............................................................
AT & T Capital Corp.,
  6.28%, 10/24/2000 #            $ 2,750,000    $  2,752,296
 ............................................................
Bear Stearns Co., Inc.,
  6.45%, 8/01/2002                 3,150,000       3,093,265
 ............................................................
Case Credit Corporation,
  6.15%, 3/01/2002                 4,000,000       3,914,432
 ............................................................
Countrywide Home Loans, Inc.,
  6.655%, 3/16/2005 #              5,000,000       4,996,015
 ............................................................
Fuji Finance Grand Cayman:
  7.30%, 3/29/2049 #               6,600,000       6,352,500
 ............................................................
  6.5737%, 8/29/2049 #             2,400,000       2,292,000
 ............................................................
Golden State Holdings,
  CLB 8/01/2000, 7.205%,
  8/01/2003 #                      9,900,000       9,436,531
 ............................................................
Lehman Brothers Holdings:
  6.56%, 6/01/2001 #                 800,000         799,696
 ............................................................
  7.000%, 10/01/2002               5,000,000       4,954,650
 ............................................................
Providian National Bank,
  CLB 4/10/2000, 6.7762%,
  4/10/2001 #                      4,000,000       3,996,560
 ............................................................
U.S. West Capital Funding:
  (Acquired 6/03/1999, cost
  $5,000,000), CLB 6/15/2000,
  6.5712%, 6/15/2000 # r           5,000,000       4,998,970
 ............................................................
  (Acquired 6/14/1999, cost
  $249,985), CLB 6/15/2000,
  6.5712%, 6/15/2000 # r             250,000         249,949
 ..................... ......................     -----------
                                                  47,836,864
------------------------------------------------------------
MISCELLANEOUS -- 0.7%
 ............................................................
Republic of Brazil,
  11.625%, 4/15/2004               2,700,000       2,706,750
------------------------------------------------------------
OIL: INTEGRATED -- 2.0%
 ............................................................
YPF Sociedad Anonima,
  8.00%, 2/15/2004                 7,450,000       7,362,291
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
RETAIL -- 4.3%
 ............................................................
Great Atlantic & Pacific Tea,
  7.70%, 1/15/2004               $ 6,433,000    $  6,140,401
 ............................................................
Rite Aid Corp.:
  (Acquired 12/16/1998, cost
  $3,943,167), 6.00%,
  12/15/2000 r                     3,950,000       3,416,750
 ............................................................
  (Acquired 10/29/1999, cost
  $1,705,229), 6.00%,
  12/15/2000 r                     2,000,000       1,730,000
 ............................................................
  6.70%, 12/15/2001                5,650,000       4,774,250
 ..................... ......................     -----------
                                                  16,061,401
------------------------------------------------------------
STEEL -- 2.3%
 ............................................................
Pohang Iron & Steel,
  6.625%, 7/01/2003                9,225,000       8,794,312
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.9%
 ............................................................
Sprint Spectrum L.P.,
  CLB 8/15/2001, 11.00%,
  8/15/2006                        3,000,000       3,316,920
 ............................................................
Telecom Argentina Stet. Fran.,
  (Acquired 6/25/1999, cost
  $3,995,000), 9.75%,
  7/12/2001 r                      4,000,000       4,005,000
 ..................... ......................     -----------
                                                   7,321,920
------------------------------------------------------------
TRANSPORTATION -- 1.7%
 ............................................................
Bombardier Capital, Inc.,
  (Acquired 1/22/1999, cost
  $6,711,147), 6.00%,
  1/15/2002 r                      6,725,000       6,557,756
------------------------------------------------------------
UTILITIES -- 1.8%
 ............................................................
CMS Energy Corp.,
  CLB, 8.00%, 7/01/2001 #          5,000,000       4,943,510
 ............................................................
Korea Electric Power,
  6.375%, 12/01/2003               1,050,000         993,955
 ............................................................
TXU Eastern Funding,
  CLB, 6.45%, 5/15/2005              800,000         754,342
 ..................... ......................     -----------
                                                   6,691,807
------------------------------------------------------------
Total corporate bonds and
  notes
  (cost $158,244,967)                            155,560,183
------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED                   Principal
SECURITIES 11.0%                   Amount          Value
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.8%
 ............................................................
Federal Home Loan Mortgage Corporation:
  1564 SB, 7.6699%, 8/15/2008
    #                            $   512,496    $    491,984
 ............................................................
  1336 H, 7.75%, 1/15/2021           106,443         107,150
 ............................................................
  1617 D, 6.50%, 11/15/2023           71,000          62,959
 ............................................................
  2118 Z, CLB, 6.50%,
    12/15/2028                       685,957         544,195
 ............................................................
  8.00%, 1/15/2030'               13,300,000      13,432,960
 ............................................................
Federal National Mortgage
  Association:
  1991-153 N, 7.50%, 2/25/2007       150,047         150,345
 ............................................................
  1993-6 S, 6.72%, 1/25/2008 #       869,827         812,281
 ............................................................
  1993-175 SD, 8.6319%,
    9/25/2008 #                    1,714,500       1,687,269
 ............................................................
  1988-26 C, 7.50%, 7/25/2018         17,024          17,028
 ............................................................
  1991-147 K, 7.00%, 1/25/2021           746             745
 ............................................................
  1992-138 O, 7.50%, 7/25/2022         2,569           2,560
 ............................................................
  1993-45 SB, 9.468%,
    4/25/2023 #                      406,833         349,357
 ............................................................
  1997-59 SU, 8.3069%,
    9/25/2023 #                      706,053         672,349
 ............................................................
  1994-60 D, 7.00%, 4/25/2024         30,000          28,295
 ............................................................
  1997-76 FT, 6.8687%,
    9/17/2027 #                      870,528         810,760
 ............................................................
  Pool #489814, 6.338%,
    4/01/2029                      9,994,883       9,714,829
 ............................................................
  Pool #514230, 6.281%,
    9/01/2029                      1,884,540       1,818,260
 ............................................................
  Pool #323977, 6.077%,
    9/01/2039                     10,265,977       9,840,762
 ..................... ......................     -----------
                                                  40,544,088
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.2%
Federal National Mortgage
  Association:
  1993-72 J (IO), 6.50%,
    12/25/2006                   $   344,413    $     12,650
 ............................................................
  1993-97 L (IO), 7.50%,
    5/25/2023                        252,487           5,597
 ............................................................
  1994-53 E (PO), 0.00%,
    11/25/2023                       517,217         428,760
 ............................................................
  1998-48 CI (IO), 6.50%,
    8/25/2028                        606,039         125,315
 ..................... ......................     -----------
                                                     572,322
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $41,574,482)                              41,116,410
------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES -- 27.3%
------------------------------------------------------------
ASSET-BACKED SECURITIES -- 18.0%
 ............................................................
ACC Automobile Receivables
  Trust, (Acquired 6/24/1999,
  cost $1,946,792), CLB,
  1997-C A, 6.40%, 3/17/2004 r     1,942,543       1,937,482
 ............................................................
Asset Backed Funding
  Certificates, CLB, 1999-1
  A2F, 7.641%, 10/25/2030          4,104,095       4,095,120
 ............................................................
BankBoston Home Equity Loan
  Trust, CLB, 1998-1 A1,
  6.46%, 4/25/2012                   628,022         625,576
 ............................................................
Champion Auto Grantor Trust,
  (Acquired 3/18/1998, cost
  $530,529), CLB, 1998-A A,
  6.11%, 10/15/2002 r                530,538         529,874
 ............................................................
CIT Marine Trust, CLB, 1999-A A2,
  5.80%, 4/15/2010                 4,200,000       4,049,955
 ............................................................
Cityscape Home Equity Loan
  Trust, (Acquired 9/09/1998, cost
  $2,810,850) CLB, 1996-4 A10,
  7.40%, 9/25/2027 r               2,769,310       2,689,261
 ............................................................

------------------------------------------------------------
                                  Principal
                                   Amount          Value
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust, (Acquired 9/24/1997,
  cost $2,256,088), 1997-5 A1,
  7.72%, 6/15/2005 r +           $ 2,256,088    $    676,827
 ............................................................
Commercial Mortgage Acceptance
  Corporation, (Acquired 3/13/1998,
  cost $1,174,904), CLB,
  1996-C2 A2, 7.0341%,
  9/15/2023 # r                    1,162,012       1,150,956
 ............................................................
Commercial Resecuritization
  Trust, (Acquired 2/10/1999,
  cost $3,485,390), CLB,
  1999-ABC1 A, 6.74%,
  1/27/2009 r                      3,522,264       3,346,151
 ............................................................
Countrywide Home Equity Loan
  Trust, CLB, 1999-A CTFS,
  6.7825%, 4/15/2025 #             1,144,827       1,148,908
 ............................................................
CPS Auto Trust, CLB, 1998-1 A,
  6.00%, 8/15/2003                 1,013,058       1,002,821
 ............................................................
DiTech Home Loan Owner Trust:
  CLB, 1997-1 A2, 6.59%,
  4/15/2013                          477,360         476,450
 ............................................................
  CLB, 1997-1 A3, 6.71%,
  8/15/2018                        3,280,000       3,253,186
 ............................................................
Firstplus Home Loan Trust,
  CLB, 1998-4 A4, 6.32%,
  3/10/2017                        5,000,000       4,926,575
 ............................................................
First Tennessee Auto Grantor
  Trust, (Acquired 4/17/1998,
  cost $847,150), CLB, 1998-A
  A, 6.134%, 4/15/2003 r             847,150         847,679
 ............................................................
GREAT, (Acquired 7/02/1998,
  cost $2,704,018), 1998-1 A1,
  7.33%, 9/15/2007 r +             2,704,018         811,205
 ............................................................
Green Tree Recreational,
  Equipment & Consumer Trust:
  CLB, 1996-C A1, 6.7025%,
    10/15/2017                     5,501,988       5,505,317
 ............................................................
  CLB, 1996-B CTFS, 7.70%,
    7/15/2018                      2,250,000       2,160,394
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
Heilig-Meyers Master Trust,
  (Acquired 2/20/1998, cost
  $4,099,626), CLB, 1998-1A A,
  6.125%, 1/20/2007 r            $ 4,100,000    $  3,940,777
 ............................................................
The Money Store Residential
  Trust, CLB, 1998-I A2, 6.20%,
  3/15/2008                          501,128         500,153
 ............................................................
Nationslink Funding
  Corporation:
  CLB, 1999-SL A2, 6.096%,
    12/10/2001                     2,050,000       2,019,896
 ............................................................
  CLB, 1999-2 A3, 7.181%,
    12/20/2006                     2,000,000       1,979,650
 ............................................................
  CLB, 1999-SL A1V, 6.8187%,
    4/10/2007 #                    2,395,743       2,396,569
 ............................................................
  CLB, 1999-2 A1C, 7.03%,
    1/20/2008                        596,990         589,286
 ............................................................
Nomura Asset Securities
  Corporation:
  CLB, 1995-MD3 A1A, 8.17%,
    3/04/2020                      1,873,101       1,900,589
 ............................................................
  CLB, 1995-MD3 A1B,
    8.15%, 3/04/2020               2,750,000       2,818,956
 ............................................................
Resolution Trust Corporation:
  CLB, 1992-C8 A2, 7.85%,
    12/25/2023 #                     274,651         275,122
 ............................................................
  CLB, 1994-C2 G, 8.00%,
    4/25/2025                      3,653,362       3,483,536
 ............................................................
  CLB, 1994-C1 E, 8.00%,
    6/25/2026                      6,716,394       6,620,893
 ............................................................
  CLB, 1994-C1 F, 8.00%,
    6/25/2026                      1,885,071       1,760,571
 ..................... ......................     -----------
                                                  67,519,735
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.1%
 ............................................................
Blackrock Capital Finance L.P.,
  (Acquired 6/23/1997, cost
  $804,342), CLB, 1997-R2 AP,
  8.15%, 12/25/2035 # r              809,273         835,982
 ............................................................
Citicorp Mortgage Securities,
  Inc.,
  CLB, 1997-3 A2, 6.92%,
  8/25/2027                          243,194         242,604
 ............................................................

------------------------------------------------------------
                                  Principal
                                   Amount          Value
Countrywide Funding Corporation,
  CLB, 1994-17 A9, 8.00%,
  7/25/2024                      $     4,000    $      3,986
 ............................................................
First Union-Lehman Brothers
  Commercial Mortgage Trust,
  CLB, 1997-C1 A1, 7.15%,
  2/18/2004                        5,214,115       5,182,648
 ............................................................
Housing Securities, Inc.,
  CLB, 1994-2 B1, 6.50%,
  7/25/2009                          196,538         150,106
 ............................................................
Independent National Mortgage
  Corporation, CLB, 1995-A A4,
  8.75%, 3/25/2025                     4,155           4,162
 ............................................................
Morgan Stanley Mortgage Trust,
  CLB, 34 6, 8.9712%,
  6/22/2018                          832,788         832,359
 ............................................................
Nomura Depositor Trust,
  (Acquired 6/28/1999, cost
  $12,405,588), CLB, 1998-ST1
  A3, 7.0425%, 1/15/2003 # r      12,738,992      12,504,123
 ............................................................
Ocwen Residential MBS Corp.,
  (Acquired 6/18/1998, cost
  $2,943,073), CLB, 1998-R2
  AP, 6.50056%,
  11/25/2034 # r                   2,946,756       2,919,163
 ............................................................
PNC Mortgage Securities Corp.,
  CLB, 1997-3 1A5, 7.00%,
  5/25/2027                        4,820,291       4,786,428
 ............................................................
Prudential Home Mortgage
  Securities, Co., CLB,
  1993-36 A10, 7.25%,
  10/25/2023                         311,648         310,637
 ............................................................
Residential Funding Mortgage
  Securities, Inc.:
  CLB, 1993-S9 A8, 6.4167%,
    2/25/2008 #                       46,510          41,168
 ............................................................
  CLB, 1998-S17 A6, 6.75%,
    8/25/2028                      1,285,607       1,281,474
 ............................................................
Salomon Brothers Mortgage
  Securities VII,
  CLB, 1994-6 A1, 6.95018%,
  5/25/2024 #                        524,293         523,111
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
Structured Mortgage Asset
  Residential Trust:
  CLB, 1992-3A AA, 8.00%,
    10/25/2007                   $    99,711    $    100,885
 ............................................................
  CLB, 1991-1 H, 8.25%,
    6/25/2022                         63,085          63,793
 ............................................................
  CLB, 1993-5A AA, 6.575%,
    6/25/2024 #                       35,613          33,722
 ............................................................
Walsh Acceptance,
  (Acquired 3/06/1997, cost
  $857,620), CLB, 1997-2 A,
  6.625%, 3/01/2027 # r              850,972         711,625
 ..................... ......................     -----------
                                                  30,527,976
------------------------------------------------------------
PASS-THROUGH
  SECURITIES -- 0.1%
 ............................................................
Citicorp Mortgage Securities,
  Inc.:
  CLB, 1988-16 A1, 10.00%,
    11/25/2018                        23,014          23,964
 ............................................................
  CLB, 1989-8 A1, 10.50%,
    6/25/2019                        249,799         262,986
 ..................... ......................     -----------
                                                     286,950
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 1.1%
 ............................................................
Asset Securitization
  Corporation,
  1997-D5 ACS1 (IO), 2.09033%,
  2/14/2041 #                     67,887,788       2,045,458
 ............................................................
Chase Commercial Mortgage
  Securities Corporation,
  CLB, 1997-1 X (IO),
  1.43733%, 4/19/2015 #           24,118,780       1,582,795
 ............................................................

------------------------------------------------------------
                                  Principal
                                   Amount          Value
CS First Boston Mortgage
  Securities Corporation,
  (Acquired 8/14/1997, cost
  $949,235), CLB, 1995-WF1 AX
  (IO), 1.35362%, 12/21/2027 #
  r                              $15,041,831    $    564,069
 ..................... ......................     -----------
                                                   4,192,322
------------------------------------------------------------
Total non-agency mortgage-
  backed securities (cost
  $108,447,135)                                  102,526,983
------------------------------------------------------------
PREFERRED
STOCK -- 0.3%                      Shares
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, cost
  $1,500,000) r                        1,500       1,185,000
------------------------------------------------------------
U.S. TREASURY                     Principal
OBLIGATIONS -- 14.7%               Amount
------------------------------------------------------------
U.S. Treasury Notes:
  5.50%, 3/31/2000 "             $19,000,000      19,005,947
 ............................................................
  6.375%, 3/31/2001               34,150,000      34,235,375
 ............................................................
  5.75%, 10/31/2002                2,000,000       1,972,500
------------------------------------------------------------
Total U.S. Treasury
  obligations (cost
  $55,296,764)                                    55,213,822
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.1%
------------------------------------------------------------
COMMERCIAL PAPER -- 6.2%
 ............................................................
MCI Communications Corporation,
  5.78%, 1/27/2000 4(2)            8,000,000       7,966,604
 ............................................................
Norfolk Southern Corporation,
  6.50%, 1/14/2000 4(2)            9,350,000       9,328,054
 ............................................................
Safeway Inc., 7.20%,
  1/4/2000 4(2)                    3,400,000       3,397,960
 ............................................................
Union Carbide Corp., 5.25%,
  1/5/2000 4(2)                    2,600,000       2,598,483
 ..................... ......................     -----------
                                                  23,291,101
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
VARIABLE DEMAND NOTES* -- 1.9%
 ............................................................
General Mills, Inc., 6.095%      $ 4,149,914    $  4,149,914
 ............................................................
Pitney Bowes, Inc., 6.095%         1,735,989       1,735,989
 ............................................................
Sara Lee Corporation, 6.09%        1,032,454       1,032,454
 ..................... ......................     -----------
                                                   6,918,357
------------------------------------------------------------
Total short-term investments
  (cost $30,209,458)                              30,209,458
------------------------------------------------------------
Total investments -- 102.9%
  (cost $395,272,806)                            385,811,856
 ............................................................
Liabilities in excess of other
  assets -- (2.9)%                               (10,855,228)
 ..................... ......................     -----------
                                                $374,956,628
Total net assets -- 100.0%
------------------------------------------------------------

# -- Variable rate security. The rate listed is as of December 31, 1999.

* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

IO -- Interest Only.

PO -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

' -- When-issued security.

" -- Security marked as segregated to cover when-issued security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

        CORPORATE BONDS            Principal
       AND NOTES -- 40.5%            Amount         Value
------------------------------------------------------------
AUTO -- 1.7%
 ............................................................
TRW Inc. (Acquired 6/18/1999,
  cost $1,000,000), 6.6012%,
  6/28/2000 # r                    $1,000,000    $ 1,000,114
------------------------------------------------------------
BANKS -- 5.0%
 ............................................................
Capital One Bank, 7.35%,
  6/20/2000                           800,000        802,898
 ............................................................
Korea Development Bank, 9.60%,
  12/01/2000                          675,000        688,340
 ............................................................
MBNA Corporation:
  6.42%, 3/09/2000 #                  500,000        500,010
 ............................................................
  6.49%, 6/17/2002 #                  500,000        497,627
 ............................................................
Unibanco Grand Cayman, (Acquired
  11/15/99, cost $447,561),
  7.75%, 8/14/2000 r                  450,000        447,750
 ...................... ......................     ----------
                                                   2,936,625
------------------------------------------------------------
CABLE TELEVISION -- 1.7%
 ............................................................
Cox Communications Inc., CLB
  2/28/2000, 6.04%, 8/15/2000 #     1,000,000        999,877
------------------------------------------------------------
BUILDING PRODUCTS: WOOD -- 1.5%
 ............................................................
Rayonier Inc., 6.4012%,
  2/23/2001 #                         900,000        899,855
------------------------------------------------------------
EUROBANKS -- 6.5%
 ............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 6.89%, 12/29/2049
  #                                   750,000        748,642
 ............................................................
Nordbanken, CLB 10/25/2001,
  6.8025%, 10/29/2049 #               550,000        543,219
 ............................................................
Okobank, CLB 10/25/2001, 6.62%,
  9/29/2049 #                       1,050,000      1,034,285
 ............................................................
Skandinavinska Enskilda Banken,
  CLB 6/28/2003, 7.1812%,
  6/29/2049 #                         800,000        778,800
 ............................................................
Svenska Hndls Banken, CLB
  3/03/2002, 6.6212%, 3/29/2049
  #                                   750,000        739,959
 ...................... ......................     ----------
                                                   3,844,905
------------------------------------------------------------

------------------------------------------------------------
                                   Principal
                                     Amount         Value
FINANCIAL SERVICES -- 18.8%
 ............................................................
AT & T Capital Corp., 6.28%,
  10/24/2000 #                     $  500,000    $   500,417
 ............................................................
Associates Corp. NA, 6.19%,
  5/17/2002 #                       1,000,000        999,723
 ............................................................
Bear Stearns Co. Inc., 6.39%,
  3/15/2002 #                       1,500,000      1,499,584
 ............................................................
Countrywide Home Loans, Inc.:
  6.5612%, 3/19/2003 #                250,000        250,315
 ............................................................
  6.655%, 3/16/2005 #                 750,000        749,402
 ............................................................
Fuji Finance Grand Cayman,
  6.5737%, 8/29/2049 #                750,000        716,250
 ............................................................
Golden State Holdings, CLB
  8/01/2000, 7.205%, 8/01/2003 #    1,900,000      1,811,051
 ............................................................
Lehman Brothers Holdings, 6.56%,
  6/01/2001 #                         900,000        899,658
 ............................................................
National Westminster BK, 6.62%,
  9/16/2002 #                       1,000,000      1,001,662
 ............................................................
Orix Credit Alliance, (Acquired
  4/6/99, cost $750,000), 6.40%,
  1/31/2000 r                         750,000        750,104
 ............................................................
Providian National Bank, CLB
  4/10/2000, 6.7762%, 4/10/2001
  #                                 1,000,000        999,140
 ............................................................
U.S. West Capital Funding,
  (Acquired 6/03/1999, cost
  $1,000,000), CLB 6/15/2000,
  6.5712%, 6/15/2000 # r            1,000,000        999,794
 ...................... ......................     ----------
                                                  11,177,100
------------------------------------------------------------
OIL: INTEGRATED -- 0.8%
 ............................................................
Occidental Petroleum, 6.24%,
  11/24/2000                          450,000        446,951
------------------------------------------------------------
RETAIL -- 2.5%
 ............................................................
Rite Aid Corp.:
  (Acquired 12/07/1999,
  cost $1,124,263), 5.50%,
  12/15/2000 r                      1,250,000      1,081,250
 ............................................................
  6.70%, 12/15/2001                   500,000        422,500
 ...................... ......................     ----------
                                                   1,503,750
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

                                   Principal
                                     Amount         Value
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.2%
 ............................................................
Sprint Spectrum L.P., CLB
  8/15/2001, 11.00%, 8/15/2006     $  650,000    $   718,666
------------------------------------------------------------
UTILITIES -- 0.8%
 ............................................................
CMS Energy Corp., CLB, 8.00%,
  7/01/2001 #                         500,000        494,351
------------------------------------------------------------
Total corporate bonds and notes
  (cost $24,158,718)                              24,022,194
------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES -- 2.1%
------------------------------------------------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 0.3%
 ............................................................
Federal Home Loan Mortgage
  Corporation, CLB, 2118 Z,
  6.50%, 12/15/2028                    85,745         68,024
 ............................................................
Federal National Mortgage
  Association, 1993-142 SA,
  8.957%, 10/25/2022 #                109,939        102,272
 ...................... ......................     ----------
                                                     170,296
------------------------------------------------------------
PASS-THROUGH SECURITIES -- 1.7%
 ............................................................
Federal Housing Authority
  Project, 7.43%, 2/01/2023           131,521        126,520
 ............................................................
Government National Mortgage
  Association:
  8570, 6.125%, 10/20/2019 #          197,551        199,377
 ............................................................
  8346, 6.125%, 12/20/2023 #          704,265        708,431
 ...................... ......................     ----------
                                                   1,034,328
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED
  SECURITIES -- 0.1%
 ............................................................
Federal National Mortgage
  Association:
  1993-129 J (IO), 6.50%, 2/25/2007    465,424        29,493
 ............................................................
  1993-97L (IO), 7.50%,
    5/25/2023                          93,118          2,064
 ...................... ......................     ----------
                                                      31,557
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $1,278,113)                                1,236,181
------------------------------------------------------------

------------------------------------------------------------
                                   Principal
                                     Amount         Value
NON-AGENCY MORTGAGE-
BACKED SECURITIES -- 22.7%
------------------------------------------------------------
ASSET-BACKED SECURITIES -- 18.7%
 ............................................................
ACC Automobile Receivables
  Trust, (Acquired 6/24/1999,
  cost $741,635), CLB, 1997-C A,
  6.40%, 3/17/2004 r               $  740,016    $   738,088
 ............................................................
Americredit Automobile
  Receivables Trust, CLB, 1998-A
  A2, 6.59875%, 11/05/2001 #          392,829        393,015
 ............................................................
Americredit Automobile
  Receivables Trust, CLB, 1999-A
  A2, 5.383%, 4/05/2002               754,608        752,711
 ............................................................
Associates Manufactured Housing
  Pass-Through Certificates,
  CLB, 1996-2 A4, 6.60%,
  6/15/2027                           500,000        494,482
 ............................................................
BankBoston Home Equity Loan
  Trust, CLB, 1998-1 A1, 6.46%,
  4/25/2012                           216,559        215,716
 ............................................................
Champion Auto Grantor Trust,
  (Acquired 10/28/97, cost
  $27,721), CLB, 1997-D A,
  6.27%, 9/15/2002 r                   27,721         27,712
 ............................................................
CIT Marine Trust, CLB, 1999-A
  A1, 5.45%, 9/15/2006                660,712        655,476
 ............................................................
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust, (Acquired
  9/24/97, cost $360,974),
  1997-5 A1, 7.72%, 6/15/2005 r
  +                                   360,974        108,292
 ............................................................
Countrywide Home Equity Loan
  Trust, CLB, 1999-A CTFS,
  6.7825%, 4/15/2025 #                915,862        919,127
 ............................................................
DiTech Home Loan Owner Trust,
  CLB, 1997-1 A2, 6.59%,
  4/15/2013                           190,494        190,580
 ............................................................
Duck Auto Grantor Trust,
  (Acquired 4/21/99, cost
  $320,258), CLB, 1999-A A1,
  5.65%, 3/15/2004 r                  320,308        316,569
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

                                   Principal
                                     Amount         Value
------------------------------------------------------------
First Tennessee Auto Grantor
  Trust, (Acquired 4/17/98, cost
  $228,959), CLB, 1998A-A,
  6.134%, 4/15/2003 r              $  228,959    $   229,103
 ............................................................
Green Tree Home Improvement Loan
  Trust, CLB, 1997-A, 7.21%,
  3/15/2028 #                         432,688        433,999
 ............................................................
Green Tree Recreational,
  Equipment & Consumer Trust,
  CLB, 1996-C, 6.7025%,
  10/15/2017 #                        640,231        640,619
 ............................................................
Harley-Davidson Eaglemark
  Motorcycle Trust, CLB, 1999-A
  A1, 5.25%, 7/15/2003                640,611        630,611
 ............................................................
Nationslink Funding Corporation,
  CLB, 1999-SL A1V, 6.8187%,
  4/10/2007 #                         647,498        647,721
 ............................................................
Navistar Financial Corporation
  Owner Trust, CLB, 1996-B A3,
  6.33%, 4/21/2003                    259,991        260,042
 ............................................................
Peco Energy Transition Trust,
  CLB, 1999-A A3, 6.020%,
  3/01/2006 #                       1,000,000        997,365
 ............................................................
PNC Mortgage Securities Corp.,
  CLB, 1997-3 1A5, 7.00%,
  5/25/2027                         1,500,000      1,489,463
 ............................................................
Resolution Trust Corporation:
  1992- C8 A2, CLB, 7.85%,
  12/25/2023 #                        336,405        320,767
 ............................................................
  1994-C2G A3, CLB, 8.00%,
  4/25/2025                           372,914        373,553
 ............................................................
Union Acceptance Corporation,
  CLB, 1998-C A2, 5.44%,
  10/09/2001                          279,240        279,132
 ...................... ......................     ----------
                                                  11,114,143
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.0%
 ............................................................
Nomura Asset Securities
  Corporation, CLB, 1995-MD3
  A1A, 8.17%, 3/04/2020               787,467        799,023
 ............................................................
Nomura Depositor Trust,
  (Acquired 9/03/1999, cost
  $1,080,283), 1998-ST1 A3A,
  7.0125%, 1/15/2003 # r            1,100,000      1,078,688
 ............................................................

------------------------------------------------------------
                                   Principal
                                     Amount         Value
Residential Funding Mortgage
  Securities, Inc., CLB,
  1998-S17 A6, 6.75%, 8/25/2028    $  128,561    $   128,147
 ............................................................
Salomon Brothers Mortgage
  Securities VI, CLB, 1986-1 A,
  6.00%, 12/25/2011                   244,232        239,115
 ............................................................
Walsh Acceptance, (Acquired
  3/06/1997, cost $142,937),
  CLB, 1997-2 A, 6.625%,
  3/01/2027 # r                       141,829        118,604
 ...................... ......................     ----------
                                                   2,363,577
------------------------------------------------------------
Total non-agency mortgage-backed
  securities (cost $13,833,724)                   13,477,720
------------------------------------------------------------
U.S. TREASURY
OBLIGATIONS -- 7.6%
------------------------------------------------------------
U.S. Treasury Notes:
  5.75%, 10/31/2000                 2,600,000      2,595,125
 ............................................................
  6.25%, 6/30/2002                  1,925,000      1,924,399
------------------------------------------------------------
Total U.S. Treasury obligations
  (cost $4,574,121)                                4,519,524
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.6%
------------------------------------------------------------
COMMERCIAL PAPER -- 5.7%
 ............................................................
Alpine Securitization, 5.25%,
  1/11/2000 4(2)                    1,100,000      1,098,396
 ............................................................
Armstrong World Industries,
  Inc., 6.90%, 1/04/2000 4(2)         700,000        699,598
 ............................................................
MCI Communications Corporation,
  5.78%, 1/27/2000 4(2)             1,100,000      1,095,408
 ............................................................
Tyco International Group SA,
  6.25%, 1/10/2000 4(2)               500,000        499,219
 ...................... ......................     ----------
                                                   3,392,621
------------------------------------------------------------
VARIABLE DEMAND NOTES* -- 20.9%
 ............................................................
General Mills, Inc., 6.095%         2,900,000      2,900,000
 ............................................................
Pitney Bowes, Inc., 6.095%          2,899,485      2,899,485
 ............................................................
Sara Lee, Corp., 6.09%              2,900,000      2,900,000
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

                                   Principal
                                     Amount         Value
------------------------------------------------------------
Warner-Lambert Co., 6.044%         $2,909,808    $ 2,909,808
 ............................................................
Wisconsin Electric, 6.0432%           790,794        790,794
 ...................... ......................     ----------
                                                  12,400,087
------------------------------------------------------------
Total short-term investments
  (cost $15,792,708)                              15,792,708
------------------------------------------------------------
Total investments -- 99.5% (cost
  $59,637,384)                                    59,048,327
 ............................................................
Other assets in excess of
  liabilities -- 0.5%                                300,058
 ...................... ......................     ----------
                                                 $59,348,385
Total net assets -- 100.0%
------------------------------------------------------------

# -- Variable rate security. The rate listed is as of December 31, 1999.

* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

IO -- Interest only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

4(2) -- Restricted Security requiring resale to institutional investors.

                     See Notes to the Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 1999 (UNAUDITED)

                                                                        Equity
                                                                        Income             Mid-Cap              Small
                                                                         Fund                Fund             Cap Fund
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................................         $113,039,852         $6,958,529         $34,521,092
  Cash......................................................              161,496                 --                  --
  Dividends and interest receivable.........................              330,080             14,503              26,936
  Receivable for investments sold...........................                   --                 --           1,086,507
  Receivable for Fund shares sold...........................                   32                 --             591,717
  Receivable for forward currency exchange contracts........                   --                 --                  --
  Prepaid expenses..........................................               20,739             11,994              24,839
                                                                     ------------         ----------         -----------
      Total assets..........................................          113,552,199          6,985,026          36,251,091
                                                                     ------------         ----------         -----------
LIABILITIES:
  Payable to Advisor........................................               63,530                 --              22,018
  Payable to Custodian......................................                   --                 --                  --
  Payable for investments purchased.........................                   --                 --                  --
  Payable for Fund shares repurchased.......................               24,378                 --             738,387
  Dividends payable.........................................                   --                 --                  --
  Accrued expenses and other liabilities....................               58,733             12,104              46,908
                                                                     ------------         ----------         -----------
      Total liabilities.....................................              146,641             12,104             807,313
                                                                     ------------         ----------         -----------
      Net assets............................................         $113,405,558         $6,972,922         $35,443,778
                                                                     ============         ==========         ===========
NET ASSETS CONSIST OF:
  Paid in capital...........................................         $104,316,394         $7,677,008         $61,308,901
  Undistributed (distributions in excess of) net investment
    income..................................................              (10,118)            64,703             (35,979)
  Undistributed net realized gain (loss) on securities......              947,675             51,641         (10,689,102)
  Net unrealized appreciation (depreciation) of securities
    and foreign currency....................................            8,151,607           (820,430)        (15,140,042)
                                                                     ------------         ----------         -----------
      Net assets............................................         $113,405,558         $6,972,922         $35,443,778
                                                                     ============         ==========         ===========
CALCULATION OF NET ASSET VALUE PER SHARE -- INVESTOR CLASS:
  Net assets................................................         $113,405,558         $6,972,922         $35,443,778
  Shares outstanding (unlimited shares of no par value
    authorized).............................................            7,774,585            630,201           2,079,866
  Net asset value per share (offering and redemption
    price)..................................................         $      14.59         $    11.06         $     17.04
                                                                     ============         ==========         ===========
CALCULATION OF NET ASSET VALUE PER SHARE -- DISTRIBUTOR
  CLASS:
  Net assets................................................
  Shares outstanding (unlimited shares of no par value
    authorized).............................................
  Net asset value per share (offering and redemption
    price)..................................................
*Cost of Investments........................................         $104,888,245         $7,778,959         $49,661,134
                                                                     ============         ==========         ===========

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

                                                       Total           Low        Short-Term
    International    Global Equity     Balanced     Return Bond      Duration     Investment
         Fund            Fund            Fund           Fund           Fund          Fund
---------------------------------------------------------------------------------------------
    $1,432,061,803    $7,396,594     $ 81,898,167   $147,132,538   $385,811,856   $59,048,327
                --        16,791               16             33         10,012            --
         3,056,272        21,190          541,761      2,101,118      4,798,793       398,739
                --            --           14,542             33         67,365         2,342
         1,869,038            --           13,353        479,200        816,204       103,463
                --         1,732               --             --             --            --
            64,774        14,965           23,780         23,797         28,157        18,854
    --------------    ----------     ------------   ------------   ------------   -----------
     1,437,051,887     7,451,272       82,491,619    149,736,719    391,532,387    59,571,725
    --------------    ----------     ------------   ------------   ------------   -----------
           893,475            --           36,331         40,714        126,593         6,957
           757,093            --               --             --             --            --
                --            --        2,948,031      4,574,531     13,520,281            --
         6,724,882            --           33,516        755,621      2,523,131       148,789
                --            --               --        312,639        156,595        44,053
         1,059,406         3,805           77,036        112,520        249,159        23,541
    --------------    ----------     ------------   ------------   ------------   -----------
         9,434,856         3,805        3,094,914      5,796,025     16,575,759       223,340
    --------------    ----------     ------------   ------------   ------------   -----------
    $1,427,617,031    $7,447,467     $ 79,396,705   $143,940,694   $374,956,628   $59,348,385
    ==============    ==========     ============   ============   ============   ===========
    $1,173,807,538    $7,063,345     $ 82,319,321   $152,069,770   $388,622,724   $60,051,011
       (17,778,620)      (31,983)         (10,000)       (49,648)       278,199        25,135
        41,689,333       109,295          575,900     (3,353,047)    (4,483,345)     (138,704)
       229,898,780       306,810       (3,488,516)    (4,726,381)    (9,460,950)     (589,057)
    --------------    ----------     ------------   ------------   ------------   -----------
    $1,427,617,031    $7,447,467     $ 79,396,705   $143,940,694   $374,956,628   $59,348,385
    ==============    ==========     ============   ============   ============   ===========
    $1,424,256,548    $7,447,467     $ 79,373,670   $110,465,166   $370,116,868   $59,348,385
        53,954,161       664,977        4,812,775      8,864,722     37,689,120     5,919,974
    $        26.40    $    11.20     $      16.49   $      12.46   $       9.82   $     10.03
    ==============    ==========     ============   ============   ============   ===========
    $    3,360,483                   $     23,035   $ 33,475,528   $  4,839,760
           127,411                          1,401      2,686,095        492,815
    $        26.38                   $      16.44   $      12.46   $       9.82
    ==============                   ============   ============   ============
    $1,202,065,453    $7,091,173     $ 85,386,683   $151,858,919   $395,272,806   $59,637,384
    ==============    ==========     ============   ============   ============   ===========

                     See Notes to the Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                                Equity                                     Small
                                                                Income               Mid-Cap                Cap
                                                                 Fund                 Fund                  Fund
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income*
    Dividends..............................................  $  1,876,960           $  92,457           $    200,900
    Interest...............................................        86,414              11,400                 31,190
                                                             ------------           ---------           ------------
        Total income.......................................     1,963,374             103,857                232,090
                                                             ------------           ---------           ------------
  Expenses
    Advisory fee...........................................       476,836              25,499                157,383
    Legal and auditing fees................................         9,856                 461                  2,940
    Custodian fees and expenses............................        20,257               3,120                 13,124
    Accounting and transfer agent fees and expenses........        62,987              22,964                 59,894
    Administration fee.....................................        25,522               1,341                  7,920
    Trustees' fees and expenses............................         4,960                 328                  2,576
    Reports to shareholders................................         9,978                 696                  5,128
    Registration fees......................................        11,049               9,217                 18,184
    Distribution fees -- Distributor Class.................            --                  --                     --
    Other expenses.........................................         1,427                 186                    920
                                                             ------------           ---------           ------------
        Total expenses.....................................       622,872              63,812                268,069
    Less, expense reimbursement............................       (22,449)            (24,713)                    --
                                                             ------------           ---------           ------------
        Net expenses.......................................       600,423              39,099                268,069
                                                             ------------           ---------           ------------
    Net investment income (loss)...........................     1,362,951              64,758                (35,979)
                                                             ------------           ---------           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on securities and foreign
      currency.............................................     5,223,752             422,331             (3,020,670)
    Net change in unrealized appreciation (depreciation) of
      securities and foreign currency......................   (24,026,333)           (768,995)            (6,462,941)
                                                             ------------           ---------           ------------
  Net gain (loss) on investments...........................   (18,802,581)           (346,664)            (9,483,611)
                                                             ------------           ---------           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................  $(17,439,630)          $(281,906)          $ (9,519,590)
                                                             ============           =========           ============
*Net of Foreign Taxes Withheld.............................  $         --           $      --           $         --
                                                             ============           =========           ============

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

                     Global                     Total          Low        Short-Term
    International    Equity     Balanced     Return Bond     Duration     Investment
        Fund          Fund        Fund          Fund           Fund          Fund
------------------------------------------------------------------------------------
    $ 12,884,768    $ 83,122   $   719,053   $    31,845   $     95,535   $       --
       1,497,313       7,595     1,623,410     4,512,261     13,597,760    1,698,637
    ------------    --------   -----------   -----------   ------------   ----------
      14,382,081      90,717     2,342,463     4,544,106     13,693,295    1,698,637
    ------------    --------   -----------   -----------   ------------   ----------
       5,162,908      27,925       338,763       352,370        942,765      111,700
          72,252         454         5,189         9,652         39,859        3,664
         336,296       3,168        13,510        14,548         50,046        6,080
       1,040,354      22,338       102,572       142,702        251,809       42,611
         125,632       1,200        18,241        23,440         82,066        9,652
          54,074         492         5,144         8,080         25,499        2,491
         128,225         312         9,767        10,364         42,721        3,935
          26,868       7,560        13,703        21,736         26,861       10,513
           2,029          --             6         7,866          3,809           --
          16,884         264         1,792         1,228          5,205          684
    ------------    --------   -----------   -----------   ------------   ----------
       6,965,522      63,713       508,687       591,986      1,470,640      191,330
              --     (17,241)      (77,996)     (167,683)      (278,127)     (57,290)
    ------------    --------   -----------   -----------   ------------   ----------
       6,965,522      46,472       430,691       424,303      1,192,513      134,040
    ------------    --------   -----------   -----------   ------------   ----------
       7,416,559      44,245     1,911,772     4,119,803     12,500,782    1,564,597
    ------------    --------   -----------   -----------   ------------   ----------
      71,438,690     356,120     1,119,593    (1,980,260)    (2,461,971)      35,299
      78,723,220    (294,700)   (8,809,819)   (1,867,033)      (963,818)    (220,531)
    ------------    --------   -----------   -----------   ------------   ----------
     150,161,910      61,420    (7,690,226)   (3,847,293)    (3,425,789)    (185,232)
    ------------    --------   -----------   -----------   ------------   ----------
    $157,578,469    $105,665   $(5,778,454)  $   272,510   $  9,074,993   $1,379,365
    ============    ========   ===========   ===========   ============   ==========
    $  1,475,105    $  5,955   $        --   $        --   $         --   $       --
    ============    ========   ===========   ===========   ============   ==========

                     See Notes to the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Equity Income Fund                     Mid-Cap Fund
                                                            ---------------------------------   ---------------------------------
                                                            Six Months Ended                    Six Months Ended
                                                            December 31, 1999    Year Ended     December 31, 1999    Year Ended
                                                               (Unaudited)      June 30, 1999      (Unaudited)      June 30, 1999
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)..........................    $  1,362,951      $  3,276,393       $   64,758        $   88,195
    Net realized gain (loss) on securities and foreign
      currency transactions...............................       5,223,752        18,492,251          422,331          (192,150)
    Net change in unrealized appreciation (depreciation)
      of securities and foreign currency..................     (24,026,333)      (11,950,809)        (768,995)          309,930
                                                              ------------      ------------       ----------        ----------
        Net increase (decrease) in net assets resulting
          from operations.................................     (17,439,630)        9,817,835         (281,906)          205,975
                                                              ------------      ------------       ----------        ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- INVESTOR
  CLASS:
    Net investment income.................................      (1,417,022)       (3,285,265)         (87,019)               --
    Net realized gain on securities transactions..........     (19,101,253)      (24,468,165)        (177,368)         (807,762)
                                                              ------------      ------------       ----------        ----------
        Total dividends and distributions.................     (20,518,275)      (27,753,430)        (264,387)         (807,762)
                                                              ------------      ------------       ----------        ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- DISTRIBUTOR
  CLASS:
    Net investment income.................................
    Net realized gain on securities transactions..........
        Total dividends and distributions.................
FUND SHARE TRANSACTIONS -- INVESTOR CLASS:
    Net proceeds from shares sold.........................      32,498,358        45,268,422        1,648,646         3,117,822
    Shares issued in connection with payment of dividends
      and distributions...................................      19,320,808        25,424,531          122,027           806,204
    Cost of shares redeemed...............................     (49,190,022)      (79,277,624)      (1,122,138)       (3,990,739)
                                                              ------------      ------------       ----------        ----------
        Net increase (decrease) in net assets from Fund
          share transactions..............................       2,629,144        (8,584,671)         648,535           (66,713)
                                                              ------------      ------------       ----------        ----------
FUND SHARE TRANSACTIONS -- DISTRIBUTOR CLASS:
    Net proceeds from shares sold.........................
    Shares issued in connection with payment of dividends
      and distributions...................................
    Cost of shares redeemed...............................
        Net increase (decrease) in net assets from Fund
          share transactions..............................
Total increase (decrease) in net assets...................     (35,328,761)      (26,520,266)         102,242          (668,500)
NET ASSETS:
    Beginning of period...................................     148,734,319       175,254,585        6,870,680         7,539,180
                                                              ------------      ------------       ----------        ----------
    End of period*........................................    $113,405,558      $148,734,319       $6,972,922        $6,870,680
                                                              ============      ============       ==========        ==========
* Including undistributed (distributions in excess of) net
  investment income of:...................................    $    (10,118)     $     43,953       $   64,703        $   86,963
                                                              ============      ============       ==========        ==========
CHANGES IN SHARES OUTSTANDING -- INVESTOR CLASS:
    Shares sold...........................................       1,840,572         2,249,985          146,855           290,589
    Shares issued in connection with payment of dividends
      and distributions...................................       1,355,280         1,400,456           11,644            83,631
    Shares redeemed.......................................      (2,872,284)       (4,157,729)         (99,636)         (386,607)
                                                              ------------      ------------       ----------        ----------
        Net increase (decrease)...........................         323,568          (507,288)          58,863           (12,387)
                                                              ============      ============       ==========        ==========
CHANGES IN SHARES OUTSTANDING -- DISTRIBUTOR CLASS:
    Shares sold...........................................
    Shares issued in connection with payment of dividends
      and distributions...................................
    Shares redeemed.......................................
        Net increase......................................

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

              Small Cap Fund                     International Fund                  Global Equity Fund
     ---------------------------------   ----------------------------------   ---------------------------------
     Six Months Ended                    Six Months Ended                     Six Months Ended
     December 31, 1999    Year Ended     December 31, 1999     Year Ended     December 31, 1999    Year Ended
        (Unaudited)      June 30, 1999      (Unaudited)      June 30, 1999       (Unaudited)      June 30, 1999
---------------------------------------------------------------------------------------------------------------
       $    (35,979)     $   (152,432)    $    7,416,559     $   26,606,581      $   44,245        $  191,999
         (3,020,670)       (7,393,487)        71,438,690         70,779,798         356,120            80,356
         (6,462,941)       (9,556,411)        78,723,220        (42,099,206)       (294,700)           75,740
       ------------      ------------     --------------     --------------      ----------        ----------
         (9,519,590)      (17,102,330)       157,578,469         55,287,173         105,665           348,095
       ------------      ------------     --------------     --------------      ----------        ----------
                 --                --        (37,662,544)       (14,481,803)       (202,208)          (76,144)
                 --        (4,099,720)       (75,054,381)       (19,626,614)       (290,200)          (15,242)
       ------------      ------------     --------------     --------------      ----------        ----------
                 --        (4,099,720)      (112,716,925)       (34,108,417)       (492,408)          (91,386)
       ------------      ------------     --------------     --------------      ----------        ----------
                                                 (85,103)
                                                (172,601)
                                          --------------
                                                (257,704)
                                          --------------
         15,348,532        92,751,659      1,131,365,232      2,002,009,131         256,135           857,258
                 --         3,981,064         89,209,624         29,138,880         367,920            90,117
        (23,761,932)     (117,067,181)    (1,219,837,170)    (2,150,212,412)       (351,741)         (987,473)
       ------------      ------------     --------------     --------------      ----------        ----------
         (8,413,400)      (20,334,458)           737,686       (119,064,401)        272,314           (40,098)
       ------------      ------------     --------------     --------------      ----------        ----------
                                               2,742,783          1,126,235
                                                      --                 --
                                                (513,252)                --
                                          --------------     --------------
                                               2,229,531          1,126,235
                                          --------------     --------------
        (17,932,990)      (41,536,508)        47,571,057        (96,759,410)       (114,429)          216,611
         53,376,768        94,913,276      1,380,045,974      1,476,805,384       7,561,896         7,345,285
       ------------      ------------     --------------     --------------      ----------        ----------
       $ 35,443,778      $ 53,376,768     $1,427,617,031     $1,380,045,974      $7,447,467        $7,561,896
       ============      ============     ==============     ==============      ==========        ==========
       $    (35,979)     $         --     $  (17,778,620)    $   12,552,468      $  (31,983)       $  125,981
       ============      ============     ==============     ==============      ==========        ==========
            866,113         4,577,685         42,550,297         85,591,643          22,553            79,898
                 --           208,433          3,484,751          1,297,951          33,692             8,656
         (1,325,277)       (5,831,667)       (45,676,362)       (91,604,448)        (30,195)          (95,127)
       ------------      ------------     --------------     --------------      ----------        ----------
           (459,164)       (1,045,549)           358,686         (4,714,854)         26,050            (6,573)
       ============      ============     ==============     ==============      ==========        ==========
                                                 102,165             44,593
                                                      --                 --
                                                 (19,347)                --
                                          --------------     --------------
                                                  82,818             44,593
                                          ==============     ==============

                     See Notes to the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            Balanced Fund
                                                              -----------------------------------------
                                                              Six Months Ended
                                                              December 31, 1999            Year Ended
                                                                 (Unaudited)              June 30, 1999
-------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................    $  1,911,772              $  4,153,455
    Net realized gain (loss) on securities and foreign
     currency transactions..................................       1,119,593                 3,908,674
    Net change in unrealized depreciation of securities and
     foreign currency.......................................      (8,809,819)               (3,677,845)
                                                                ------------              ------------
        Net increase (decrease) in net assets resulting from
        operations..........................................      (5,778,454)                4,384,284
                                                                ------------              ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- INVESTOR
  CLASS:
    Net investment income...................................      (1,994,250)               (4,073,380)
    Net realized gain on securities transactions............      (4,255,092)               (4,515,885)
                                                                ------------              ------------
        Total dividends and distributions...................      (6,249,342)               (8,589,265)
                                                                ------------              ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- DISTRIBUTOR
  CLASS:
    Net investment income...................................            (277)
    Net realized gain on securities transactions............          (1,189)
                                                                ------------
        Total dividends and distributions...................          (1,466)
                                                                ------------
FUND SHARE TRANSACTIONS -- INVESTOR CLASS:
    Net proceeds from shares sold...........................       5,108,135                28,758,855
    Shares issued in connection with payment of dividends
     and distributions......................................       6,058,710                 8,305,107
    Cost of shares redeemed.................................     (17,663,362)              (39,556,292)
                                                                ------------              ------------
        Net increase in net assets from Fund share
        transactions........................................      (6,496,517)               (2,492,330)
                                                                ------------              ------------
FUND SHARE TRANSACTIONS -- DISTRIBUTOR CLASS:
    Net proceeds from shares sold...........................          25,506
    Shares issued in connection with payment of dividends
     and distributions......................................              --
    Cost of shares redeemed.................................          (1,124)
                                                                ------------
        Net increase in net assets from Fund share
        transactions........................................          24,382
                                                                ------------
Total increase (decrease) in net assets.....................     (18,501,397)               (6,697,311)
NET ASSETS:
    Beginning of period.....................................      97,898,102               104,595,413
                                                                ------------              ------------
    End of period*..........................................    $ 79,396,705              $ 97,898,102
                                                                ============              ============
* Including undistributed (distributions in excess of) net
  investment income of:.....................................    $    (10,000)             $     72,755
                                                                ============              ============
CHANGES IN SHARES OUTSTANDING -- INVESTOR CLASS:
    Shares sold.............................................         281,295                 1,518,693
    Shares issued in connection with payment of dividends
     and distributions......................................         367,750                   445,955
    Shares redeemed.........................................        (989,551)               (2,083,905)
                                                                ------------              ------------
        Net increase (decrease).............................        (340,506)                 (119,257)
                                                                ============              ============
CHANGES IN SHARES OUTSTANDING -- DISTRIBUTOR CLASS:
    Shares sold.............................................           1,465
    Shares issued in connection with payment of dividends
     and distributions......................................              --
    Shares redeemed.........................................             (64)
                                                                ------------
        Net increase........................................           1,401
                                                                ============

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

          Total Return Bond Fund                 Low Duration Fund              Short-Term Investment Fund
     ---------------------------------   ---------------------------------   ---------------------------------
     Six Months Ended                    Six Months Ended                    Six Months Ended
     December 31, 1999    Year Ended     December 31, 1999    Year Ended     December 31, 1999    Year Ended
        (Unaudited)      June 30, 1999      (Unaudited)      June 30, 1999      (Unaudited)      June 30, 1999
--------------------------------------------------------------------------------------------------------------
       $  4,119,803      $  4,939,996      $  12,500,782     $  21,127,218     $   1,564,597     $  2,350,298
         (1,980,260)         (572,730)        (2,461,971)         (737,715)           35,299          (50,623)
         (1,867,033)       (3,760,047)          (963,818)       (9,809,554)         (220,531)        (407,341)
       ------------      ------------      -------------     -------------     -------------     ------------
            272,510           607,219          9,074,993        10,579,949         1,379,365        1,892,334
       ------------      ------------      -------------     -------------     -------------     ------------
         (3,864,492)       (5,340,145)       (12,695,145)      (21,925,763)       (1,520,861)      (2,307,426)
                 --          (611,925)                --          (642,509)               --               --
       ------------      ------------      -------------     -------------     -------------     ------------
         (3,864,492)       (5,952,070)       (12,695,145)      (22,568,272)       (1,520,861)      (2,307,426)
       ------------      ------------      -------------     -------------     -------------     ------------
           (225,322)           (1,610)          (124,350)
                 --                --                 --
       ------------      ------------      -------------
           (225,322)           (1,610)          (124,350)
       ------------      ------------      -------------
         19,764,028       125,105,923        134,461,641       535,272,087        42,702,591      121,678,835
          2,918,489         5,441,888         11,986,184        22,210,113         1,252,928        1,750,451
        (32,873,034)      (46,130,262)      (182,650,402)     (388,657,005)      (35,321,983)    (100,196,327)
       ------------      ------------      -------------     -------------     -------------     ------------
        (10,190,517)       84,417,549        (36,202,577)      168,825,195         8,633,536       23,232,959
       ------------      ------------      -------------     -------------     -------------     ------------
         35,167,878           349,125          6,872,268
                 --             1,610                 --
         (1,888,987)               --         (1,955,968)
       ------------      ------------      -------------
         33,278,891           350,735          4,916,300
       ------------      ------------      -------------
         19,271,070        79,421,823        (35,030,779)      156,836,872         8,492,040       22,817,867
        124,669,624        45,247,801        409,987,407       253,150,535        50,856,345       28,038,478
       ------------      ------------      -------------     -------------     -------------     ------------
       $143,940,694      $124,669,624      $ 374,956,628     $ 409,987,407     $  59,348,385     $ 50,856,345
       ============      ============      =============     =============     =============     ============
       $    (49,648)     $    (79,367)     $     278,199     $     596,912     $      25,135     $    (18,601)
       ============      ============      =============     =============     =============     ============
          1,555,942         9,353,948         13,574,729        52,973,512         4,245,644       12,032,563
            231,351           408,076          1,217,099         2,201,641           124,980          173,571
         (2,595,952)       (3,450,832)       (18,466,309)      (38,637,818)       (3,513,471)      (9,911,294)
       ------------      ------------      -------------     -------------     -------------     ------------
           (808,659)        6,311,192         (3,674,481)       16,537,335           857,153        2,294,840
       ============      ============      =============     =============     =============     ============
          2,809,132            27,108            691,565
                 --               125                 --
           (150,270)               --           (198,751)
       ------------      ------------      -------------
          2,658,862            27,233            492,814
       ============      ============      =============

                     See Notes to the Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 1999 (UNAUDITED)

NOTE 1.
ACCOUNTING POLICIES. Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Trust was organized as a Massachusetts business trust on August 22, 1984 and consists of ten series of shares comprising the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund, the Mid-Cap Fund, the Global Equity Fund and the Equity Fund for Insurance Companies (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statements exclude financial information for the Equity Fund for Insurance Companies; financial statements for that Fund are reported on separately. Investment operations of the Funds began on August 13, 1985 (the Balanced Fund), September 20, 1985 (the Small Cap Fund), June 24, 1987 (the Equity Income Fund), October 1, 1990 (the International Fund), January 29, 1993 (the Equity Fund for Insurance Companies), May 18, 1993 (the Low Duration Fund and the Short-Term Investment Fund), December 6, 1994 (the Total Return Bond Fund), and January 2, 1997 (the Mid-Cap Fund and the Global Equity Fund).

The Balanced Fund seeks to preserve capital while producing a high total return. The Small Cap Fund seeks capital appreciation. The Equity Income Fund seeks current income and long-term growth of income, accompanied by growth of capital. The International Fund seeks current income and long-term growth of income, accompanied by growth of capital. The Total Return Bond Fund seeks to maximize long-term total return. The Low Duration Fund seeks to maximize total return, consistent with preservation of capital. The Short-Term Investment Fund seeks to maximize total return, consistent with preservation of capital. The Mid-Cap Fund seeks current income and long-term growth of income, accompanied by growth of capital. The Global Equity Fund seeks current income and long-term growth of income, accompanied by growth of capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

Effective April 1, 1999, the Balanced, Small Cap, International, Total Return Bond and Low Duration Funds have issued two classes of shares: Investor Class and Distributor Class. Distributor Class shares are subject to an annual Rule 12b-1 fee of 0.25% of average net assets of the Distributor Class shares. Investor Class shares do not pay a 12b-1 fee. Each class of shares for each Fund has identical rights and privileges except with respect to Rule 12b-1 fees paid by the Distributor Class, voting rights on any other matters pertaining to a single class of shares and the exchange privileges of each class of shares. As of December 31, 1999, the Small Cap Fund had no Distributor Class activity except for the purchase of one share by Hotchkis and Wiley (the "Advisor") representing net assets of $17.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern Time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed-income securities are normally valued on the basis of quotes obtained from broker/dealers or pricing services. Certain fixed-income securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to fixed-income securities whose prices are more readily obtainable or an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from quoted values previously furnished by such market makers. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by the Advisor under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. For the International Fund and the Global Equity Fund, foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Fund and the Global Equity Fund do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the International Fund and the Global Equity Fund do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising from trade date and settlement date differences.

FORWARD CURRENCY EXCHANGE CONTRACTS: The International Fund and the Global Equity Fund utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, they are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values.

FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

INCOME AND EXPENSE ALLOCATION: Common expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure. Net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

RESTRICTED SECURITIES: The Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds own investment securities which are unregistered and thus restricted as to resale. Resales of such securities may require registration or be limited to qualified institutional buyers. At December 31, 1999, the Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds had restricted securities with an aggregate market value of $7,046,604, $19,643,128, $60,336,371 and $6,896,068, respectively, representing 9%, 14%, 16%
and 12% of the net assets of each Fund, respectively. Of these amounts, the Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds had restricted securities that were determined to be illiquid pursuant to guidelines adopted by the Board of Trustees with an aggregate market value of $331,242, $155,613, $2,913,831 and $353,416, respectively, representing .4%,
 .1%, .8% and .6% of the net assets of each Fund, respectively.

WHEN-ISSUED SECURITIES: The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Funds maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid monthly for the Total Return Bond, Low Duration and Short-Term Investment Funds, declared and paid quarterly for the Balanced and Equity Income Funds and declared and paid annually for the Mid-Cap, Small Cap, International and Global Equity Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2.
INVESTMENT ADVISORY AGREEMENTS. Each Fund has an investment advisory agreement with the Advisor with whom certain officers and Trustees of the Trust are affiliated. The Advisor is a division of Merrill Lynch Asset Management, L.P., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For certain of the Funds, the Advisor has voluntarily agreed to pay all operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets. For the six months ended December 31, 1999, the Advisor reimbursed the following expenses:

                                                            International   International                   Balanced    Balanced
                                                               Fund --         Fund --                      Fund --      Fund --
                      Equity Income   Mid-Cap   Small Cap     Investor       Distributor    Global Equity   Investor   Distributor
                          Fund         Fund       Fund          Class           Class           Fund         Class        Class
----------------------------------------------------------------------------------------------------------------------------------
Annual Advisory
  Rate...............       0.75%       0.75%       0.75%       0.75%           0.75%             0.75%        0.75%      0.75%
Annual Cap on
  Expenses...........       0.95%       1.15%         --          --              --              1.25%        0.95%      1.20%
Expenses
  Reimbursed.........    $22,449      $24,713         $0          $0              $0           $17,241      $77,991         $5

                                Total Return      Total Return       Low Duration      Low Duration
                                Bond Fund --      Bond Fund --         Fund --            Fund --          Short-Term
                               Investor Class   Distributor Class   Investor Class   Distributor Class   Investment Fund
------------------------------------------------------------------------------------------------------------------------
Annual Advisory Rate.........         0.55%            0.55%               0.46%            0.46%               0.40%
Annual Cap on Expenses.......         0.65%            0.90%               0.58%            0.83%               0.48%
Expenses Reimbursed..........     $159,483           $8,200            $276,361           $1,766             $57,290

The Trust has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") that allows the Distributor Class of the Small Cap, International, Balanced, Total Return Bond and Low Duration Funds to make payments to administrators, broker/dealers or other institutions that provide accounting, recordkeeping or other services to investors and that have an administrative services agreement with the Trust or the Advisor to make Distributor Class shares available to their clients ("Recipients"). Recipients are paid an annual rate of 0.25% of the average net assets of the Distributor Class shares invested through the Recipient as compensation for providing distribution-related services such as advertising, printing and mailing prospectuses to potential investors and training sales personnel regarding the Funds. During the period ended December 31, 1999, the Distributor Class of the International, Balanced, Total Return Bond and Low Duration Funds incurred expenses of $2,029, $6, $7,866 and $3,809, respectively, pursuant to the 12b-1 Plan.

Certain authorized agents of the Funds charge a fee for accounting and shareholder services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within Accounting and transfer agent fees and expenses in the Statement of Operations.

The Advisor has entered into subadvisory agreements with Mercury Asset Management International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisors that are indirect subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the International and Global Equity Funds. There is no increase in the aggregate fees paid by the Funds for these services.

The International and Global Equity Funds paid commissions on Fund transactions to an affiliated broker in the amounts of $212,433 and $69, respectively, during the six months ended December 31, 1999.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.
CREDIT FACILITY. Effective December 3, 1999, the Funds entered into a one year Credit Agreement with a syndicate of bank lenders led by Bank of America intended to provide the Funds with a source of cash to be used to meet redemption requests from the Funds' shareholders. The Funds together with certain other open-end investment companies advised by Merrill Lynch Asset Management, L.P. and/or its affiliates may borrow in the aggregate up to $1,000,000,000, except that in no event may the borrowing by the Funds or any participating fund be in excess of that permitted by its prospectus and Statement of Additional Information or by applicable law. The Funds had no borrowings under the Credit Agreement for the six months ended December 31, 1999.

NOTE 4.
SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the six months ended December 31, 1999 were as follows:

                                                           Purchases                          Sales
                                                 ------------------------------   ------------------------------
                     Fund                        U.S. Government      Other       U.S. Government      Other
----------------------------------------------------------------------------------------------------------------
Equity Income Fund.............................             --     $ 31,795,407              --     $ 49,595,474
Mid-Cap Fund...................................             --        4,391,764              --        4,093,863
Small Cap Fund.................................             --       15,169,413              --       23,691,837
International Fund.............................             --      345,820,287              --      402,438,351
Global Equity Fund.............................             --        1,966,164              --        2,209,205
Balanced Fund..................................   $ 26,647,233       17,080,790    $ 39,633,021       18,364,549
Total Return Bond Fund.........................    120,023,490       61,212,550     112,625,756       48,150,924
Low Duration Fund..............................    154,380,521      108,162,272     177,958,267      134,190,831
Short-Term Investment Fund.....................      2,571,695        9,560,986       1,514,992       12,776,103

As of December 31, 1999, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                Net Appreciation       Appreciated        Depreciated
                            Fund                                 (Depreciation)         Securities         Securities
----------------------------------------------------------------------------------------------------------------------
Equity Income Fund..........................................      $  8,151,607         $ 21,226,901       $(13,075,294)
Mid-Cap Fund................................................          (820,430)             539,253         (1,359,683)
Small Cap Fund..............................................       (15,140,042)           2,647,821        (17,787,863)
International Fund..........................................       229,898,780          303,500,865        (73,602,085)
Global Equity Fund..........................................           306,810            1,342,689         (1,035,879)
Balanced Fund...............................................        (3,488,516)           5,960,436         (9,448,952)
Total Return Bond Fund......................................        (4,726,381)             350,873         (5,077,254)
Low Duration Fund...........................................        (9,460,950)             922,805        (10,383,755)
Short-Term Investment Fund..................................          (589,057)              64,294           (653,351)

At December 31, 1999, the cost of investments for federal income tax purposes was $104,888,245, $7,778,959, $49,661,134, $1,202,065,453, $7,091,173,
$85,386,683, $151,858,919, $395,272,806 and $59,637,384 for the Equity Income,
Mid-Cap, Small Cap, International, Global Equity, Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds, respectively. Any differences between book and tax are due primarily to wash sale losses.

At December 31, 1999, the following Funds deferred, on a tax basis, post-October losses of:

                            Fund                                Post-October Losses
-----------------------------------------------------------------------------------
Mid-Cap Fund................................................        $  339,647
Small Cap Fund..............................................         4,058,500
Total Return Bond Fund......................................         1,372,787
Low Duration Fund...........................................         1,293,682
Short-Term Investment Fund..................................            73,268

Such amounts may be used to offset future capital gains.

At December 31, 1999, the Small Cap Fund had accumulated net realized capital loss carryovers of $1,842,953 expiring in 2007. The Low Duration Fund had accumulated net realized capital loss carryovers of $723,707 expiring in 2007. The Short-Term Investment Fund had accumulated net realized capital loss carryovers of $61,761 expiring in 2004 and $38,974 expiring in 2005. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

NOTE 5.
FORWARD CURRENCY EXCHANGE CONTRACT. At December 31, 1999, the Global Equity Fund had entered into a "portfolio hedge" forward currency exchange contract that obligates the Fund to deliver and receive currency at a specified future date. The net unrealized appreciation of $1,732 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contract are as follows:

     Settlement                Currency to                U.S. $ Value at                Currency to                U.S. $ Value at
        Date                  be Delivered               December 31, 1999               be Received               December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
2/29/2000............    28,277,000 Japanese Yen             $279,575              28,277,000 Japanese Yen             $281,307

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         Year Ended June 30,
                                                       Six Months Ended       ------------------------------------------
                                                       December 31, 1999       1999     1998     1997     1996
                EQUITY INCOME FUND                        (Unaudited)                                              1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............          $ 19.96           $22.02   $21.25   $18.91   $17.24   $15.07
                                                            -------           ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................             0.19             0.41     0.46     0.49   0.45 (1)   0.49
    Net realized and unrealized gain (loss) on
      investments.................................            (2.56)            0.82     4.02     4.15     2.89     2.48
                                                            -------           ------   ------   ------   ------   ------
    Total from investment operations..............            (2.37)            1.23     4.48     4.64     3.34     2.97
                                                            -------           ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)........            (0.20)           (0.41)   (0.46)   (0.48)   (0.57)   (0.44)
    Distributions (from realized gains)...........            (2.80)           (2.88)   (3.25)   (1.82)   (1.10)   (0.36)
                                                            -------           ------   ------   ------   ------   ------
    Total distributions...........................            (3.00)           (3.29)   (3.71)   (2.30)   (1.67)   (0.80)
                                                            -------           ------   ------   ------   ------   ------
Net Asset Value, End of Period....................          $ 14.59           $19.96   $22.02   $21.25   $18.91   $17.24
                                                            =======           ======   ======   ======   ======   ======
TOTAL RETURN......................................           (11.40)%++         7.32%   22.60%   26.15%   20.04%   20.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)..............          $ 113.4           $148.7   $175.3   $185.9   $182.5   $127.1
Ratio of expenses to average net assets:
    Before expense reimbursement..................             0.98%+           0.91%    0.87%    0.88%    0.98%    1.02%
    After expense reimbursement...................             0.95%+           0.91%    0.87%    0.88%    0.98%    1.00%
Ratio of net investment income to average net
  assets:
    Before expense reimbursement..................             2.11%+           2.09%    1.99%    2.49%    2.56%    3.11%
    After expense reimbursement...................             2.14%+           2.09%    1.99%    2.49%    2.56%    3.14%
Portfolio turnover rate...........................               25%++            18%      23%      44%      24%      50%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  Year Ended June 30,
                                                           Six Months Ended       --------------------   January 2, 1997*
                                                           December 31, 1999        1999        1998          through
                     MID-CAP FUND                             (Unaudited)                                  June 30, 1997
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..................          $12.03             $12.92      $11.65         $10.00
                                                                ------             ------      ------         ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.............................            0.09               0.16        0.13           0.07
    Net realized and unrealized gain (loss) on
      investments.....................................           (0.63)              0.46        1.60           1.64
                                                                ------             ------      ------         ------
    Total from investment operations..................           (0.54)              0.62        1.73           1.71
                                                                ------             ------      ------         ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)............           (0.14)                --       (0.14)         (0.06)
    Distributions (from realized gains)...............           (0.29)             (1.51)      (0.32)            --
                                                                ------             ------      ------         ------
    Total distributions...............................           (0.43)             (1.51)      (0.46)         (0.06)
                                                                ------             ------      ------         ------
Net Asset Value, End of Period........................          $11.06             $12.03      $12.92         $11.65
                                                                ======             ======      ======         ======
TOTAL RETURN..........................................           (4.22)%++           7.66%      15.00%         17.15%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)..................          $  7.0               $6.9        $7.5           $2.0
Ratio of expenses to average net assets:
    Before expense reimbursement......................            1.88%+             2.02%       2.72%          8.26%+
    After expense reimbursement.......................            1.15%+             1.05%       1.00%          1.00%+
Ratio of net investment income (loss) to average net
  assets:
    Before expense reimbursement......................            1.17%+             0.46%      (0.52)%        (5.39)%+
    After expense reimbursement.......................            1.90%+             1.43%       1.20%          1.87%+
Portfolio turnover rate...............................              65%++             113%         71%            23%++

*  Commencement of operations.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         Year Ended June 30,
                                                       Six Months Ended       ------------------------------------------
                                                       December 31, 1999       1999     1998     1997     1996
                  SMALL CAP FUND                          (Unaudited)                                              1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............          $ 21.02           $26.48   $23.83   $21.33   $21.53   $19.53
                                                            -------           ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)..................            (0.02)           (0.05)(2)  (0.06)(1)   0.03   0.05(1)  (0.06)
    Net realized and unrealized gain (loss) on
      investments.................................            (3.96)           (3.88)    5.13     5.62     2.80     2.84
                                                            -------           ------   ------   ------   ------   ------
    Total from investment operations..............            (3.98)           (3.93)    5.07     5.65     2.85     2.78
                                                            -------           ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)........               --               --    (0.05)   (0.09)      --       --
    Distributions (from realized gains)...........               --            (1.53)   (2.37)   (3.06)   (3.05)   (0.78)
                                                            -------           ------   ------   ------   ------   ------
    Total distributions...........................               --            (1.53)   (2.42)   (3.15)   (3.05)   (0.78)
                                                            -------           ------   ------   ------   ------   ------
Net Asset Value, End of Period....................          $ 17.04           $21.02   $26.48   $23.83   $21.33   $21.53
                                                            =======           ======   ======   ======   ======   ======
TOTAL RETURN......................................           (18.94)%++       (14.26)%  22.24%   29.74%   14.24%   14.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)..............            $35.4            $53.4    $94.9    $27.5    $16.5    $20.5
Ratio of expenses to average net assets:
    Before expense reimbursement..................             1.28%+           1.19%    0.94%    1.30%    1.21%    1.49%
    After expense reimbursement...................             1.28%+           1.05%    0.94%    1.00%    1.00%    1.00%
Ratio of net investment income (loss) to average
  net assets:
    Before expense reimbursement..................            (0.17)%+         (0.40)%  (0.23)%  (0.20)%   0.03%   (0.82)%
    After expense reimbursement...................            (0.17)%+         (0.26)%  (0.23)%   0.10%    0.24%   (0.34)%
Portfolio turnover rate...........................               37%++           105%      85%      88%     119%      81%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   Investor Class     Distributor Class                    Distributor Class
                                  Six Months Ended    Six Months Ended    Investor Class     June 2, 1999*
INTERNATIONAL                     December 31, 1999   December 31, 1999     Year Ended          through
FUND                                 (Unaudited)         (Unaudited)      June 30, 1999      June 30, 1999
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period.........................     $  25.73             $25.72            $  25.33           $25.20
                                      --------             ------            --------           ------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income........         0.20               0.17                0.59             0.05
    Net realized and unrealized
      gain on investments........         2.74               2.74                0.40             0.47
                                      --------             ------            --------           ------
    Total from investment
      operations.................         2.94               2.91                0.99             0.52
                                      --------             ------            --------           ------
  LESS DISTRIBUTIONS:
    Dividends (from net
      investment income).........        (0.76)             (0.74)              (0.25)              --
    Distributions (from realized
      gains).....................        (1.51)             (1.51)              (0.34)              --
                                      --------             ------            --------           ------
    Total distributions..........        (2.27)             (2.25)              (0.59)              --
                                      --------             ------            --------           ------
Net Asset Value, End of Period...     $  26.40             $26.38            $  25.73           $25.72
                                      ========             ======            ========           ======
TOTAL RETURN.....................        11.67%++           11.58%++             4.22%            2.06%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (millions).....................     $1,424.2               $3.4            $1,378.9             $1.1
Ratio of expenses to average net
  assets:
    Before expense
      reimbursement..............         1.01%+             1.26%+              0.95%            1.30%+
    After expense
      reimbursement..............         1.01%+             1.26%+              0.95%            1.30%+
Ratio of net investment income to
  average net assets:
    Before expense
      reimbursement..............         1.08%+             0.83%+              1.98%            2.77%+
    After expense
      reimbursement..............         1.08%+             0.83%+              1.98%            2.77%+
Portfolio turnover rate..........           27%++,+++          27%++,+++           41%+++           41%++,+++

                                             Investor Class
                                           Year Ended June 30,
INTERNATIONAL                      -------------------------------------
FUND                                 1998      1997     1996       1995
---------------------------------  -------------------------------------
Net Asset Value, Beginning of
  Period.........................  $  24.17   $20.44   $17.70     $16.79
                                   --------   ------   ------     ------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income........      0.59     0.59(1)  0.56(1)    0.28
    Net realized and unrealized
      gain on investments........      1.23     3.78     2.51       1.52
                                   --------   ------   ------     ------
    Total from investment
      operations.................      1.82     4.37     3.07       1.80
                                   --------   ------   ------     ------
  LESS DISTRIBUTIONS:
    Dividends (from net
      investment income).........     (0.66)   (0.48)   (0.14)     (0.44)
    Distributions (from realized
      gains).....................        --    (0.16)   (0.19)     (0.45)
                                   --------   ------   ------     ------
    Total distributions..........     (0.66)   (0.64)   (0.33)     (0.89)
                                   --------   ------   ------     ------
Net Asset Value, End of Period...  $  25.33   $24.17   $20.44     $17.70
                                   ========   ======   ======     ======
TOTAL RETURN.....................      7.77%   21.59%   18.61%     11.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (millions).....................  $1,476.8   $888.5   $331.0      $51.5
Ratio of expenses to average net
  assets:
    Before expense
      reimbursement..............      0.89%    1.07%    1.11%      1.39%
    After expense
      reimbursement..............      0.89%    1.00%    1.00%      1.00%
Ratio of net investment income to
  average net assets:
    Before expense
      reimbursement..............      2.32%    2.59%    2.67%      2.45%
    After expense
      reimbursement..............      2.32%    2.66%    2.78%      2.83%
Portfolio turnover rate..........        20%      18%      12%        24%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
*   Commencement of operations.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   Year Ended June 30,
                                                          Six Months Ended    ------------------------------    January 2, 1997*
                                                          December 31, 1999       1999             1998             through
                  GLOBAL EQUITY FUND                         (Unaudited)                                         June 30, 1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................        $11.84            $11.38           $11.09             $10.00
                                                               ------            ------           ------             ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..............................          0.08              0.35             0.28               0.14
    Net realized and unrealized gain on investments....          0.07              0.24             0.51               1.09
                                                               ------            ------           ------             ------
    Total from investment operations...................          0.15              0.59             0.79               1.23
                                                               ------            ------           ------             ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income).............         (0.32)            (0.11)           (0.32)             (0.14)
    Distributions (from realized gains)................         (0.47)            (0.02)           (0.18)                --
                                                               ------            ------           ------             ------
    Total distributions................................         (0.79)            (0.13)           (0.50)             (0.14)
                                                               ------            ------           ------             ------
Net Asset Value, End of Period.........................        $11.20            $11.84           $11.38             $11.09
                                                               ======            ======           ======             ======
TOTAL RETURN...........................................          1.45%++           5.40%            7.61%             12.32%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)...................          $7.4              $7.6             $7.3               $3.7
Ratio of expenses to average net assets:
    Before expense reimbursement.......................          1.71%+            2.07%            2.88%              4.43%+
    After expense reimbursement........................          1.25%+            1.09%            1.00%              1.00%+
Ratio of net investment income to average net assets:
    Before expense reimbursement.......................          0.73%+            1.78%            0.00%              0.07%+
    After expense reimbursement........................          1.19%+            2.76%            1.88%              3.50%+
Portfolio turnover rate................................            27%++             40%              54%                18%++

*  Commencement of operations.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Distributor Class
                                               Investor Class     October 12, 1999*                 Investor Class
                                              Six Months Ended         through                   Year Ended June 30,
                                              December 31, 1999   December 31, 1999   ------------------------------------------
               BALANCED FUND                     (Unaudited)         (Unaudited)       1999     1998     1997     1996     1995
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........       $19.00              $17.61         $19.84   $19.38   $18.27   $16.74   $15.71
                                                   ------              ------         ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................         0.40                0.10           0.77     0.89     0.90(1)   0.94    0.89
    Net realized and unrealized gain (loss)
      on investments........................        (1.56)              (0.12)         (0.04)    1.58     1.86     1.53     1.53
                                                   ------              ------         ------   ------   ------   ------   ------
    Total from investment operations........        (1.16)              (0.02)          0.73     2.47     2.76     2.47     2.42
                                                   ------              ------         ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment
      income)...............................        (0.42)              (0.22)         (0.75)   (0.90)   (0.99)   (0.92)   (0.80)
    Distributions (from realized gains).....        (0.93)              (0.93)         (0.82)   (1.11)   (0.66)   (0.02)   (0.57)
    Return of capital.......................           --                  --             --       --       --       --    (0.02)
                                                   ------              ------         ------   ------   ------   ------   ------
    Total distributions.....................        (1.35)              (1.15)         (1.57)   (2.01)   (1.65)   (0.94)   (1.39)
                                                   ------              ------         ------   ------   ------   ------   ------
Net Asset Value, End of Period..............       $16.49              $16.44         $19.00   $19.84   $19.38   $18.27   $16.74
                                                   ======              ======         ======   ======   ======   ======   ======
TOTAL RETURN................................        (6.04)%++           (0.03)%++       4.04%   13.29%   15.75%   15.04%   16.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........        $79.4               $0.02          $97.9   $104.6    $90.2    $70.6    $32.1
Ratio of expenses to average net assets:
    Before expense reimbursement............         1.13%+              1.39%+         0.98%    0.93%    0.98%    1.06%    1.19%
    After expense reimbursement.............         0.95%+              1.20%+         0.95%    0.93%    0.98%    1.00%    1.00%
Ratio of net investment income to average
  net assets:
    Before expense reimbursement............         4.06%+              4.37%+         3.99%    4.49%    4.77%    5.20%    5.44%
    After expense reimbursement.............         4.24%+              4.56%+         4.02%    4.49%    4.77%    5.26%    5.63%
Portfolio turnover rate.....................           51%++,+++           51%++,+++     135%     121%     117%      92%      51%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
*   Commencement of operations.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                Investor Class     Distributor Class                    Distributor Class
                               Six Months Ended    Six Months Ended    Investor Class     June 2, 1999*
TOTAL RETURN                   December 31, 1999   December 31, 1999     Year Ended          through
BOND FUND                         (Unaudited)         (Unaudited)      June 30, 1999      June 30, 1999
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period......................       $12.85              $12.85             $13.46            $12.88
                                    ------              ------             ------            ------
 INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income.....         0.42                0.39               0.81              0.06
   Net realized and
     unrealized gain (loss)
     on investments..........        (0.40)              (0.38)             (0.49)            (0.03)
                                    ------              ------             ------            ------
   Total from investment
     operations..............         0.02                0.01               0.32              0.03
                                    ------              ------             ------            ------
 LESS DISTRIBUTIONS:
   Dividends (from net
     investment income)......        (0.41)              (0.40)             (0.83)            (0.06)
   Distributions (from
     realized gains).........           --                  --              (0.10)               --
                                    ------              ------             ------            ------
   Total distributions.......        (0.41)              (0.40)             (0.93)            (0.06)
                                    ------              ------             ------            ------
Net Asset Value, End of
 Period......................       $12.46              $12.46             $12.85            $12.85
                                    ======              ======             ======            ======
TOTAL RETURN.................         0.16%++             0.05%++            2.30%             0.23%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (millions)..................       $110.5               $33.5             $124.3              $0.4
Ratio of expenses to average
 net assets:
   Before expense
     reimbursement...........         0.91%+              1.16%+             0.79%             1.18%+
   After expense
     reimbursement...........         0.65%+              0.90%+             0.65%             0.90%+
Ratio of net investment
 income to average net
 assets:
   Before expense
     reimbursement...........         6.16%+              5.91%+             5.64%             5.98%+
   After expense
     reimbursement...........         6.42%+              6.17%+             5.78%             6.26%+
Portfolio turnover rate......          135%++,+++          135%++,+++         233%+++           233%++,+++

                                    Investor Class           Investor Class
                                 Year Ended June 30,        December 6, 1994*
TOTAL RETURN                    ------------------------        through
BOND FUND                       1998     1997     1996        June 30, 1995
                               ----------------------------------------------
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period......................  $13.04   $12.78   $12.94        $12.00
                               ------   ------   ------        ------
 INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income.....    0.89     0.99     0.84(1)       0.46
   Net realized and
     unrealized gain (loss)
     on investments..........    0.50     0.30     0.06          0.94
                               ------   ------   ------        ------
   Total from investment
     operations..............    1.39     1.29     0.90          1.40
                               ------   ------   ------        ------
 LESS DISTRIBUTIONS:
   Dividends (from net
     investment income)......   (0.97)   (0.92)   (0.93)        (0.46)
   Distributions (from
     realized gains).........      --    (0.11)   (0.13)           --
                               ------   ------   ------        ------
   Total distributions.......   (0.97)   (1.03)   (1.06)        (0.46)
                               ------   ------   ------        ------
Net Asset Value, End of
 Period......................  $13.46   $13.04   $12.78        $12.94
                               ======   ======   ======        ======
TOTAL RETURN.................   11.04%   10.48%    7.05%        11.88%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (millions)..................   $45.2    $14.3    $43.4         $15.3
Ratio of expenses to average
 net assets:
   Before expense
     reimbursement...........    1.02%    0.95%    0.98%         2.93%+
   After expense
     reimbursement...........    0.65%    0.65%    0.68%         0.80%+
Ratio of net investment
 income to average net
 assets:
   Before expense
     reimbursement...........    6.28%    6.78%    6.86%         4.92%+
   After expense
     reimbursement...........    6.65%    7.08%    7.16%         7.05%+
Portfolio turnover rate......     195%     173%      51%           68%++

*   Commencement of operations.
(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Distributor Class
                                              Investor Class     September 24, 1999*                 Investor Class
                                             Six Months Ended          through                    Year Ended June 30,
                                             December 31, 1999    December 31, 1999    ------------------------------------------
             LOW DURATION FUND                  (Unaudited)          (Unaudited)        1999     1998     1997     1996     1995
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......       $ 9.91               $ 9.95          $10.20   $10.23   $10.12   $10.15   $ 9.93
                                                  ------               ------          ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..................         0.29                 0.14            0.60     0.66     0.66     0.68     0.75
    Net realized and unrealized gain (loss)
      on investments.......................        (0.06)               (0.06)          (0.28)    0.05     0.10     0.06     0.23
                                                  ------               ------          ------   ------   ------   ------   ------
    Total from investment operations.......         0.23                 0.08            0.32     0.71     0.76     0.74     0.98
                                                  ------               ------          ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment
      income)..............................        (0.32)               (0.21)          (0.59)   (0.68)   (0.64)   (0.72)   (0.75)
    Distributions (from realized gains)....           --                   --           (0.02)   (0.06)   (0.01)   (0.05)   (0.01)
                                                  ------               ------          ------   ------   ------   ------   ------
    Total distributions....................        (0.32)               (0.21)          (0.61)   (0.74)   (0.65)   (0.77)   (0.76)
                                                  ------               ------          ------   ------   ------   ------   ------
Net Asset Value, End of Period.............       $ 9.82               $ 9.82          $ 9.91   $10.20   $10.23   $10.12   $10.15
                                                  ======               ======          ======   ======   ======   ======   ======
TOTAL RETURN...............................         2.32%++              0.80%++         3.15%    7.19%    7.79%    7.47%   10.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions).......       $370.2               $  4.8          $410.0   $253.2   $171.2   $189.2   $123.3
Ratio of expenses to average net assets:
    Before expense reimbursement...........         0.72%+               0.95%+          0.64%    0.65%    0.66%    0.60%    0.75%
    After expense reimbursement............         0.58%+               0.83%+          0.58%    0.58%    0.58%    0.58%    0.58%
Ratio of net investment income to average
  net assets:
    Before expense reimbursement...........         5.96%+               5.89%+          5.65%    6.39%    6.26%    7.07%    7.43%
    After expense reimbursement............         6.10%+               6.01%+          5.71%    6.46%    6.34%    7.09%    7.61%
Portfolio turnover rate....................           72%++,+++            72%++,+++      201%     119%     202%      50%      71%

*   Commencement of operations.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         Year Ended June 30,
                                                       Six Months Ended       ------------------------------------------
                                                       December 31, 1999       1999     1998     1997     1996
            SHORT-TERM INVESTMENT FUND                    (Unaudited)                                              1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............          $ 10.05           $10.13   $10.15   $10.17   $10.12   $10.21
                                                            -------           ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................             0.28             0.57     0.63     0.58     0.66     0.66
    Net realized and unrealized gain (loss) on
      investments.................................            (0.03)           (0.11)    0.00    (0.01)    0.05    (0.09)
                                                            -------           ------   ------   ------   ------   ------
    Total from investment operations..............             0.25             0.46     0.63     0.57     0.71     0.57
                                                            -------           ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)........            (0.27)           (0.54)   (0.65)   (0.59)   (0.66)   (0.66)
    Return of capital.............................               --               --       --       --    (0.00)      --
                                                            -------           ------   ------   ------   ------   ------
    Total distributions...........................            (0.27)           (0.54)   (0.65)   (0.59)   (0.66)   (0.66)
                                                            -------           ------   ------   ------   ------   ------
Net Asset Value, End of Period....................          $ 10.03           $10.05   $10.13   $10.15   $10.17   $10.12
                                                            =======           ======   ======   ======   ======   ======
TOTAL RETURN......................................             2.52%++          4.70%    6.37%    5.77%    7.23%    5.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)..............            $59.3            $50.9    $28.0    $21.7    $18.7    $19.8
Ratio of expenses to average net assets:
    Before expense reimbursement..................             0.68%+           0.68%    0.92%    0.96%    0.88%    1.26%
    After expense reimbursement...................             0.48%+           0.48%    0.48%    0.48%    0.48%    0.48%
Ratio of net investment income to average net
  assets:
    Before expense reimbursement..................             5.39%+           5.32%    5.92%    5.34%    6.15%    5.74%
    After expense reimbursement...................             5.59%+           5.52%    6.36%    5.82%    6.55%    6.52%
Portfolio turnover rate...........................               31%++           144%     121%     154%      60%      81%

+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
December 31, 1999 (Unaudited)

                    COMMON STOCKS--97.9%                      SHARES        VALUE
------------------------------------------------------------------------------------
AEROSPACE--4.9%
     Lockheed Martin Corporation............................   31,200    $   682,500
     Northrop Grumman Corporation...........................   16,500        892,031
     Rockwell International Corporation.....................    6,000        287,250
                                                                         -----------
                                                                           1,861,781
                                                                         -----------
ALUMINUM--3.5%
     Alcoa, Inc. ...........................................      400         33,200
     Reynolds Metals Company................................   16,900      1,294,963
                                                                         -----------
                                                                           1,328,163
                                                                         -----------
APPAREL & TEXTILES--0.7%
     Russell Corporation....................................   15,300        256,275
                                                                         -----------
APPLIANCE & HOUSEHOLD FURNITURE--1.3%
     Whirlpool Corporation..................................    7,500        487,969
                                                                         -----------
AUTO PARTS--4.7%
     Dana Corporation.......................................   18,800        562,825
     Delphi Automotive Systems Corporation..................   15,925        250,819
     Meritor Automotive, Inc. ..............................   10,000        193,750
     Tenneco, Inc. .........................................    8,600         80,087
     TRW Inc. ..............................................   13,600        706,350
                                                                         -----------
                                                                           1,793,831
                                                                         -----------
AUTOS & TRUCKS--5.4%
     Ford Motor Company.....................................   20,600      1,100,813
     General Motors Corporation.............................   13,200        959,475
                                                                         -----------
                                                                           2,060,288
                                                                         -----------
BEVERAGES--0.9%
     Anheuser-Busch Companies, Inc. ........................    5,100        361,462
                                                                         -----------
CHEMICALS--3.0%
     The Dow Chemical Company...............................    5,300        708,213
     Eastman Chemical Company...............................    8,700        414,881
                                                                         -----------
                                                                           1,123,094
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 1999 (Unaudited)

                                                              SHARES        VALUE
                                                              ------        -----
CONTAINERS--1.2%
     Pactiv Corporation.....................................   43,000    $   456,875
                                                                         -----------
ELECTRICAL UTILITIES--10.9%
     CMS Energy Corporation.................................   12,600        392,963
     Central & South West Corporation.......................    7,000        140,000
     DTE Energy Company.....................................    6,100        191,387
     Edison International...................................    7,100        185,931
     Entergy Corporation....................................    7,400        190,550
     GPU, Inc. .............................................    5,400        161,662
     Illinova Corporation...................................   28,700        997,325
     PECO Energy Company....................................   12,900        448,275
     P P & L Resources, Inc. ...............................   12,937        295,934
     Public Service Enterprises Group, Inc. ................   10,600        369,012
     SCANA Corporation......................................   17,800        478,375
     ScottishPower plc ADR..................................    3,828        107,184
     Texas Utilities Company................................    5,502        195,665
                                                                         -----------
                                                                           4,154,263
                                                                         -----------
ENGINEERING & CONSTRUCTION--0.8%
     Harsco Corporation.....................................    9,300        295,275
                                                                         -----------
FOREST PRODUCTS--3.0%
     Georgia-Pacific (Timber Group).........................   12,300        302,887
     Weyerhaeuser Company...................................   11,800        847,388
                                                                         -----------
                                                                           1,150,275
                                                                         -----------
HEALTHCARE: DRUGS--0.7%
     American Home Products Corporation.....................    6,500        256,344
                                                                         -----------
INSURANCE: LIFE--2.7%
     American General Corporation...........................    7,687        583,251
     Lincoln National Corporation...........................   10,800        432,000
                                                                         -----------
                                                                           1,015,251
                                                                         -----------
INSURANCE: PROPERTY CASUALTY--4.0%
     The Allstate Corporation...............................   29,700        712,800
     Safeco Corporation.....................................   15,600        388,050
     St. Paul Companies, Inc. ..............................   12,800        431,200
                                                                         -----------
                                                                           1,532,050
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 1999 (Unaudited)

                                                              SHARES        VALUE
                                                              ------        -----
LEISURE/TOYS--0.9%
     Fortune Brands, Inc. ..................................   10,000    $   330,625
                                                                         -----------
MACHINERY--1.7%
     CNH Global N.V.........................................   48,300        642,994
                                                                         -----------
MEDICAL PRODUCTS & SUPPLIES--1.1%
     Baxter International, Inc. ............................    6,700        420,844
                                                                         -----------
METALS: MISC.--0.6%
     Phelps Dodge Corporation...............................    3,200        214,800
                                                                         -----------
OFFICE EQUIPMENT & SUPPLIES--1.5%
     Xerox Corporation......................................   26,100        592,144
                                                                         -----------
OIL--DOMESTIC--7.5%
     Conoco Inc.--Class B...................................   14,184        352,827
     Occidental Petroleum Corporation.......................   35,200        761,200
     Phillips Petroleum Company.............................   16,900        794,300
     Sunoco Inc. ...........................................    3,100         72,850
     USX-Marathon Group, Inc. ..............................   23,200        572,750
     Ultramar Diamond Shamrock Corporation..................   14,100        319,894
                                                                         -----------
                                                                           2,873,821
                                                                         -----------
OIL--INTERNATIONAL--0.4%
     Texaco Inc. ...........................................    3,100        168,369
                                                                         -----------
PAPER--4.3%
     Georgia-Pacific Group..................................    9,400        477,050
     International Paper Company............................   20,465      1,154,993
                                                                         -----------
                                                                           1,632,043
                                                                         -----------
PHOTOGRAPHY/IMAGING--2.2%
     Eastman Kodak Company..................................   12,800        848,000
                                                                         -----------
POLLUTION CONTROL--0.4%
     Waste Management, Inc. ................................    9,930        170,672
                                                                         -----------
RAILROADS--1.6%
     CSX Corporation........................................    3,100         97,263
     Norfolk Southern Corporation...........................   24,000        492,000
                                                                         -----------
                                                                             589,263
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 1999 (Unaudited)

                                                              SHARES        VALUE
                                                              ------        -----
REGIONAL BANKS--5.7%
     Bank One Corporation...................................   18,200    $   583,537
     First Security Corporation.............................    8,200        209,356
     First Union Corporation................................   13,370        438,703
     Fleet Financial Group, Inc. ...........................   12,000        417,750
     KeyCorp................................................   14,200        314,175
     UnionBanCal Corporation................................    5,000        197,187
                                                                         -----------
                                                                           2,160,708
                                                                         -----------
RETAIL: DEPARTMENT STORES--1.1%
     May Department Stores Company..........................   13,000        419,250
                                                                         -----------
RETAIL: GENERAL MERCHANDISE--1.9%
     J.C. Penney Company, Inc. .............................   13,600        271,150
     Sears, Roebuck & Company...............................   15,100        459,606
                                                                         -----------
                                                                             730,756
                                                                         -----------
SAVINGS & LOANS--3.7%
     Fannie Mae.............................................  12,300..       767,981
     Washington Mutual, Inc. ...............................   24,424        635,024
                                                                         -----------
                                                                           1,403,005
                                                                         -----------
SMALL LOANS & FINANCE--1.6%
     Associates First Capital Corporation--Class A..........      742         20,359
     Household International, Inc. .........................   16,119        600,433
                                                                         -----------
                                                                             620,792
                                                                         -----------
STEEL--2.4%
     USX-U.S. Steel Group, Inc. ............................   27,800        917,400
                                                                         -----------
TELEPHONE--8.8%
     AT&T Corporation.......................................   20,250      1,027,688
     ALLTEL Corporation.....................................    9,400        777,263
     Bell Atlantic Corporation..............................   10,780        663,644
     GTE Corporation........................................    1,400         98,787
     SBC Communications, Inc. ..............................   16,090        784,387
                                                                         -----------
                                                                           3,351,769
                                                                         -----------
TOBACCO--2.3%
     Philip Morris Companies, Inc. .........................   37,700        874,169
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 1999 (Unaudited)

                                                              SHARES        VALUE
                                                              ------        -----
TRUCKING--0.5%
     Ryder System, Inc. ....................................    8,000    $   195,500
                                                                         -----------
     Total common stocks (cost $33,319,332).................              37,290,120
                                                                         -----------

                                                              PRINCIPAL
             VARIABLE RATE DEMAND NOTES*--1.9%                 AMOUNT
--------------------------------------------------------------------------------------
     Pitney Bowes, Inc., 6.095%.............................  $734,650         734,650
                                                                           -----------
     Total variable rate demand notes (cost $734,650).......                   734,650
                                                                           -----------
Total investments--99.8% (cost $34,053,982).................                38,024,770
Other assets in excess of liabilities--0.2%.................                    80,190
                                                                           -----------
     TOTAL NET ASSETS--100.0%...............................               $38,104,960
                                                                           ===========

---------------

  * Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
December 31, 1999

ASSETS:
     Investments, at value (cost $34,053,982)...............   $38,024,770
     Dividends and interest receivable......................       106,652
     Prepaid expenses.......................................         4,958
                                                               -----------
          Total assets......................................    38,136,380
                                                               -----------
LIABILITIES:
     Payable to Advisor.....................................        11,209
     Payable to Custodian...................................         7,499
     Accrued expenses and other liabilities.................        12,712
                                                               -----------
          Total liabilities.................................        31,420
                                                               -----------
          Net assets........................................   $38,104,960
                                                               ===========
NET ASSETS CONSIST OF:
     Paid in capital........................................   $33,731,872
     Undistributed (distributions in excess of) net
      investment income.....................................        (8,603)
     Undistributed net realized gains on investments........       410,903
     Net unrealized appreciation on investments.............     3,970,788
                                                               -----------
          Net assets........................................   $38,104,960
                                                               ===========
CALCULATION OF NET ASSET VALUE PER SHARE:
     Shares outstanding (unlimited shares of no par value
      authorized)...........................................     2,762,579
     Net asset value per share (offering and redemption
      price)................................................   $     13.79
                                                               ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
Six Months Ended December 31, 1999

INVESTMENT INCOME
  Income
     Dividends..............................................  $   593,334
     Interest...............................................       10,322
                                                              -----------
          Total income......................................      603,656
                                                              -----------
  Expenses
     Advisory fee...........................................      105,986
     Legal and auditing fees................................        3,714
     Custodian fees and expenses............................        7,160
     Accounting fee.........................................       12,358
     Administration fee.....................................        2,464
     Trustees' fees and expenses............................        2,555
     Reports to shareholders................................        9,540
     Other expenses.........................................          907
                                                              -----------
          Total expenses....................................      144,684
     Less, expense reimbursement............................      (38,698)
                                                              -----------
          Net expenses......................................      105,986
                                                              -----------
  Net investment income.....................................      497,670
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on securities transactions...........    2,055,261
     Net change in unrealized depreciation of securities....   (8,104,827)
                                                              -----------
          Net loss on investments...........................   (6,049,566)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(5,551,896)
                                                              ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS ENDED
                                                            DECEMBER 31, 1999         YEAR ENDED
                                                               (UNAUDITED)           JUNE 30, 1999
                                                            -----------------        -------------
OPERATIONS:
     Net investment income................................     $   497,670            $   955,430
     Net realized gain on securities transactions.........       2,055,261              1,951,485
     Net change in unrealized appreciation (depreciation)
       of securities......................................      (8,104,827)                76,985
                                                               -----------            -----------
          Net increase (decrease) in net assets resulting
            from operations...............................      (5,551,896)             2,983,900
                                                               -----------            -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income................................        (506,273)              (957,593)
     Net realized gain on securities transactions.........      (3,053,972)            (3,955,702)
                                                               -----------            -----------
          Total dividends and distributions...............      (3,560,245)            (4,913,295)
                                                               -----------            -----------
FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold........................               0                      0
     Shares issued in connection with payment of dividends
       and distributions..................................       3,560,245              4,913,295
     Cost of shares redeemed..............................         (22,500)               (29,999)
                                                               -----------            -----------
          Net increase in net assets from Fund share
            transactions..................................       3,537,745              4,883,296
                                                               -----------            -----------
Total increase (decrease) in net assets...................      (5,574,396)             2,953,901
NET ASSETS:
     Beginning of period..................................      43,679,356             40,725,455
                                                               -----------            -----------
     End of period*.......................................     $38,104,960            $43,679,356
                                                               ===========            ===========
*Including undistributed (distributions in excess of) net
  investment income of:...................................     $    (8,603)           $         0
                                                               ===========            ===========
CHANGES IN SHARES OUTSTANDING:
     Shares sold..........................................               0                      0
     Shares issued in connection with payment of dividends
       and distributions..................................         262,901                307,125
     Shares redeemed......................................          (1,470)                (1,827)
                                                               -----------            -----------
          Net increase....................................         261,431                305,298
                                                               ===========            ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
December 31, 1999

NOTE 1. ACCOUNTING POLICIES. The Equity Fund for Insurance Companies (the "Fund") is a series of Hotchkis and Wiley Funds (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on August 22, 1984 and registered under the Investment Company Act of 1940. The Fund commenced operations on January 29, 1993. The sole shareholder of the Fund is The Prudential Insurance Company of America. The Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. In addition to the Fund, the Trust also offers the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Low Duration Fund, the Short-Term Investment Fund, the Total Return Bond Fund, the Mid-Cap Fund, and the Global Equity Fund (collectively, the "Funds"). The assets of each series are invested in separate, independently managed portfolios. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

               SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern Time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Hotchkis and Wiley (the "Advisor") under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

               FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

               EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative average net assets,
          (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

               USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
December 31, 1999

          assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

               OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT. The Fund has an investment advisory agreement with the Advisor with whom certain officers and Trustees of the Trust are affiliated. The Advisor is a division of Merrill Lynch Asset Management, L.P., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Advisor receives a fee, computed daily and payable monthly, at an annual rate of 0.60% of the first $10 million of the Fund's average daily net assets, and 0.50% of the average daily net assets in excess of $10 million.

               The Advisor provides continuous supervision of the investment portfolio and pays all of the operating expenses relating to the Fund other than the advisory fee. For the six months ended December 31, 1999, the Advisor paid $38,698 of operating expenses on behalf of the Fund.

               As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3. PURCHASES AND SALES OF SECURITIES. Purchases and sales of investment securities, other than short-term investments, for the six months ended December 31, 1999 were $4,394,985 and $4,569,269, respectively. There were no purchases or sales of long-term U.S. government securities.

               At December 31, 1999 (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $3,970,788, of which $9,266,408 related to appreciated securities and $5,295,620 related to depreciated securities. At December 31, 1999, the cost of investments for book and federal income tax purposes was $34,053,982.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                       ENDED                       YEAR ENDED JUNE 30,
                                                 DECEMBER 31, 1999    ----------------------------------------------
                                                    (UNAUDITED)        1999      1998      1997      1996      1995
                                                 -----------------     ----      ----      ----      ----      ----
Net Asset Value, Beginning of Period............      $17.46          $18.55    $16.32    $13.51    $11.53    $ 9.89
                                                      ------          ------    ------    ------    ------    ------
  Income from Investment Operations:
    Net investment income.......................        0.20            0.41      0.41      0.39      0.34      0.41
    Net realized and unrealized gain (loss) on
      investments...............................       (2.46)           0.70      3.31      3.30      2.26      1.59
                                                      ------          ------    ------    ------    ------    ------
    Total from investment operations............       (2.26)           1.11      3.72      3.69      2.60      2.00
                                                      ------          ------    ------    ------    ------    ------
  Less Distributions:
    Dividends (from net investment income)......       (0.20)          (0.41)    (0.41)    (0.40)    (0.40)    (0.34)
    Distributions (from realized gains).........       (1.21)          (1.79)    (1.08)    (0.48)    (0.22)    (0.02)
                                                      ------          ------    ------    ------    ------    ------
    Total distributions.........................       (1.41)          (2.20)    (1.49)    (0.88)    (0.62)    (0.36)
                                                      ------          ------    ------    ------    ------    ------
Net Asset Value, End of Period..................      $13.79          $17.46    $18.55    $16.32    $13.51    $11.53
                                                      ======          ======    ======    ======    ======    ======
Total Return....................................      (12.73)%++        7.29%    23.69%    28.20%    22.93%    20.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)............       $38.1           $43.7     $40.7     $33.0     $24.6     $17.4
Ratio of expenses to average net assets:
    Before expense reimbursement................        0.72%+          0.65%     0.73%     0.75%     0.76%     1.05%
    After expense reimbursement.................        0.53%+          0.52%     0.52%     0.53%     0.54%     0.58%
Ratio of net investment income to average net
  assets:
    Before expense reimbursement................        2.28%+          2.28%     2.06%     2.50%     2.78%     3.58%
    After expense reimbursement.................        2.47%+          2.41%     2.27%     2.72%     3.00%     4.03%
Portfolio turnover..............................          11%++           14%       21%       22%       21%       29%

 + Annualized.

++ Not Annualized.

                     See Notes to the Financial Statements.

                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS.


                 (a)(1)   Restated Declaration of Trust2
                    (2)   Certificate of Designation2
                    (3)   Amended and Restated Certificate of Designation5
                    (4)   Form of Amendment to Declaration of Trust*
                    (5)   Form of Amended and Restated Certificate of
                          Designation*

                 (b)      By-Laws4
                 (d)      (1)     Investment Advisory Agreement relating to the
                                  Balanced Fund2
                          (2)     Investment Advisory Agreement relating to the
                                  Equity Income Fund2
                          (3)     Investment Advisory Agreement relating to the
                                  International Fund2
                          (4)     Investment Advisory Agreement relating to the
                                  Equity Fund for Insurance Companies2
                          (5)     Investment Advisory Agreement relating to the
                                  Low Duration Fund2
                          (6)     Investment Advisory Agreement relating to the
                                  Total Return Bond Fund2
                          (7)     Investment Advisory Agreement relating to the
                                  Small Cap Fund2
                          (8)     Investment Advisory Agreement relating to the
                                  Short-Term Investment Fund2
                          (9)     Investment Advisory Agreement
                                  relating to the Mid-Cap Fund3
                          (10)    Investment Advisory Agreement
                                  relating to the Global Equity Fund3
                          (11)    Sub-advisory Agreement with Mercury Asset
                                  Management International Limited and Merrill
                                  Lynch Asset Management U.K. Limited for the
                                  International Fund5
                          (12)    Sub-advisory Agreement with Mercury Asset
                                  Management International Limited and Merrill
                                  Lynch Asset Management U.K. Limited for the
                                  Global Equity Fund5


                 (e)      (1)  Agreement with Merrill Lynch Funds Distributor,
                               Inc.4
                          (2)  Form of Distribution Agreement with FAM
                               Distributors, Inc.*
                          (3)  Form of Selected Dealer Agreement*
                 (g)           Custodian Agreement with Brown Brothers Harriman
                               & Co.*

                 (h)      (1)  Fund Accounting and Administration Servicing
                               Agreement with MLAM Fund Accounting*
                          (2)  License Agreement with Merrill Lynch & Co., Inc.2
                          (3) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement with Financial Data Services, Inc.*
                          (4)  Amendment to Expense Cap Agreement*
                          (5) Form of Administration Agreement with Fund Asset Management L.P.*
                          (6)  Form of Amended and Restated Expense Cap
                               Agreement*
                          (7) Form of License Agreement Related to the Mercury Name*
                          (8)  Credit Agreement7
                 (i)  (1) Legal opinion6
                      (2) Opinion and Consent of counsel**
                 (j)      Consents of PricewaterhouseCoopers LLP*
                 (m)  (1) Distribution Plan under Rule 12b-16
                      (2) Form of Amended and Restated Class A Distribution Plan
                          and Class A Distribution Plan Sub-Agreement*
                      (3) Form of Class B Distribution Plan and Class B
                          Distribution Plan Sub-Agreement*
                      (4) Form of Class C Distribution Plan and Class C
                          Distribution Plan Sub-Agreement*
                 (n)      Amended and Restated Rule 18f-3 Plan*
                 (p)      Code of Ethics*



         1Incorporated herein by reference and previously filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on October 3, 1996 (File No. 2-96219).


        2Incorporated herein by reference and previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on December 17, 1996 (File No. 2-96219).


        3Incorporated herein by reference and previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1997 (File No. 2-96219).


       4Incorporated herein by reference and previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on August 28, 1998 (File No. 2-96219).

      5Incorporated herein by reference and previously filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on January 29, 1999 (File No. 2-96219).


      6Incorporated herein by reference and previously filed as an Exhibit to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on August 20, 1999 (File No. 2-96219).



     7Incorporated by reference and previously filed as Exhibit(h)(10) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Hotchkis and Wiley Variable Trust filed via EDGAR on April 7, 2000 (File No. 333-24349).


--------------------------
*        Filed herewith.

**       To be filed by amendment.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


         See "General Information -- Principal Holders" in the Statements of Additional Information.

ITEM 25.  INDEMNIFICATION.

         Section 12 of Article SEVENTH of Registrant's Declaration of Trust, states as follows:

                (c)(1) As used in this paragraph the following terms shall have the meanings set forth below:

                           (i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment advisor, sub-advisor or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                          (ii) the term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                          (iii) the term "disabling conduct" shall mean willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                          (iv) the term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                          (v) the term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

                 (d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

                 (e) Except as set forth in (d) above, the Trust shall indemnify an indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by (i) a final decision of the court or other body before which the covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either (a) the vote of a majority of a quorum of Trustees who are neither "interested persons," as defined in the 1940 Act, nor parties to the covered proceeding or (b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may but need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated.

                 (f) Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or (iii) there shall have been a determination, based on a review of the readily available facts (as opposed to a full trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" as defined in the 1940 Act nor parties to the covered proceeding.

                 (g) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


         See "The Management Team--Management of the Fund" in the Prospectuses constituting Part A of this Registration Statement and "Management of the Fund" in the Statements of Additional Information constituting Part B of this Registration Statement. Information as to Merrill Lynch Investment Management, L.P., is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-11583), as most recently amended, the text of which is incorporated herein by reference.



ITEM 27.  PRINCIPAL UNDERWRITERS.


         (a) The Registrant's principal underwriter, FAM Distributors, Inc. ("FAM"), also acts as principal underwriter for the following open-end registered investment companies:



         The Asset Program, Inc., Financial Institutions Series Trust, Hotchkis and Wiley Variable Trust, Master Focus Twenty Trust, Master Global Financial Services Trust, Master Internet Strategies Trust, Master Large Cap Series
Trust, Master Premier Growth Trust, Mercury Global Holdings, Inc., Merrill
Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income
Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., and Merrill Lynch World Income Fund, Inc. FAM also acts as the principal underwriter for the following closed-end registered investment companies:
Merrill Lynch High Income Municipal Bond Program, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., and Merrill Lynch Senior Floating Rate Fund II, Inc. A separate division of FAM acts as the principal underwriter of a number of other investment companies.

         (b) Set forth below is information concerning each director and officer of FAM. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.



                                 Position(s) and Office(s)        Position and Offices
        Name                 with Princeton Funds Distributor        with Registrant
        ----                 --------------------------------     --------------------
Terry K. Glenn.............  President and Director                        None
Michael G. Clark...........  Treasurer and Director                        None
Thomas J. Verage...........  Director                                      None
Robert W. Crook............  Senior Vice President                         None
Michael J. Brady...........  Vice President                                None
William M. Breen...........  Vice President                                None
Donald C. Burke............  Vice President                       Vice President and Treasurer
James T. Fatseas...........  Vice President                                None
Debra W. Landsman-Yaros....  Vice President                                None
Michelle T. Lau............  Vice President                                None
Salvatore Venezia..........  Vice President                                None
William Wasel..............  Vice President                                None
Robert Harris..............  Secretary                            Assistant Secretary


         (c)     Not applicable.
ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.


         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant or Registrant's investment adviser, 725 S. Figueroa Street, Suite 4000, Los Angeles, California 90017, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or Registrant's transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, or Registrant's custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.


ITEM 29.  MANAGEMENT SERVICES.


         Not applicable.

ITEM 30.  UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California on the 31st day of July, 2000.



                                             HOTCHKIS AND WILEY FUNDS


                                             By:     /s/ NANCY D. CELICK
                                                -------------------------------
                                                         Nancy D. Celick
                                                             President

       Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




        Signature                                       Title                          Date
        ---------                                       -----                          ----


   /s/   NANCY D. CELICK                   Principal Executive Officer             July 31, 2000
----------------------------------------
         Nancy D. Celick

   /s/   DONALD C. BURKE                   Principal Financial and Accounting      July 31, 2000
----------------------------------------              Officer
         DONALD C. BURKE

   /s/   MICHAEL S. BAXTER                             Trustee                     July 31, 2000
----------------------------------------
         Michael S. Baxter

   /s/   ROBERT L. BURCH III                           Trustee                     July 31, 2000
----------------------------------------
         Robert L. Burch III

    /s/  JOHN GAVIN                                    Trustee                     July 31, 2000
----------------------------------------
         John Gavin

   /s/   JOE GRILLS                                    Trustee                     July 31, 2000
----------------------------------------
         Joe Grills

   /s/   NIGEL HURST-BROWN                             Trustee                     July 31, 2000
----------------------------------------
         Nigel Hurst-Brown

   /s/   MADELEINE A. KLEINER                          Trustee                     July 31, 2000
----------------------------------------
         Madeleine A. Kleiner

   /s/   RICHARD R. WEST                               Trustee                     July 31, 2000
----------------------------------------
         Richard R. West


                            HOTCHKIS AND WILEY FUNDS

                                 EXHIBIT INDEX

Exhibit
Number                         Description
-------                        ----------

(a)              (1)      Restated Declaration of Trust2
                 (2)      Certificate of Designation2
                 (3)      Amended and Restated Certificate of
                          Designation5
                 (4)      Form of Amendment to Declaration of Trust*
                 (5)      Form of Amended and Restated Certificate of
                          Designation*

(b)              By-Laws4

(d)              (1)      Investment Advisory Agreement relating to the
                          Balanced Fund2
                 (2)      Investment Advisory Agreement relating to the Equity
                          Income Fund2
                 (3)      Investment Advisory Agreement relating to the
                          International Fund2
                 (4)      Investment Advisory Agreement relating to the Equity
                          Fund for Insurance Companies2
                 (5)      Investment Advisory Agreement relating to the Low
                          Duration Fund2
                 (6)      Investment Advisory Agreement to the Total Return
                          Bond Fund2
                 (7)      Investment Advisory Agreement relating to the Small
                          Cap Fund2
                 (8)      Investment Advisory Agreement relating to the
                          Short-Term Investment Fund2
                 (9)      Investment Advisory Agreement relating to the Mid-Cap
                          Fund3
                 (10)     Investment Advisory Agreement relating to the Global
                          Equity Fund3

                 (11) Sub-advisory Agreement with Mercury Asset Management International Limited and Merrill Lynch Asset Management U.K. Limited for the International Fund5

                 (12) Sub-advisory Agreement with Mercury Asset Management International Limited and Merrill Lynch Asset Management U.K. Limited for the Global Equity Fund5

(e)              (1)      Agreement with Merrill Lynch Funds Distributor, Inc.4
                 (2)      Form of Distribution Agreement with FAM Distributors,
                          Inc.*
                 (3)      Form of Selected Dealer Agreement*

(g)                       Custodian Agreement with Brown Brothers Harriman &
                          Co.*

(h)              (1)      Fund Accounting and Administration Servicing
                          Agreement with MLAM Fund Accounting*
                 (2)      License Agreement with Merrill Lynch & Co., Inc.2
                 (3)      Transfer Agency Dividend Disbursing Agency and
                          Shareholder Servicing Agreement with Financial Data
                          Services, Inc.*
                 (4)      Amendment to Expense Cap Agreement*
                 (5)      Form of Administration Agreement with Fund Asset
                          Management L.P.*
                 (6)      Form of Amended and Restated Expense Cap Agreement*
                 (7)      Form of License Agreement Related to the Mercury Name*
                 (8)      Credit Agreement7

(i)              (1)      Legal opinion6
                 (2)      Opinion and Consent of counsel**

(j)              Consents of PricewaterhouseCoopers LLP*

Exhibit
Number                         Description
-------                        -----------
(m)           (1)    Distribution Plan under Rule 12b-16
              (2)    Form of Amended and Restated Class A Distribution Plan and
                     Class A Distribution Plan Sub-Agreement*
              (3)    Form of Class B Distribution Plan and Class B Distribution
                     Plan Sub-Agreement*
              (4)    Form of Class C Distribution Plan and Class C Distribution
                     Plan Sub-Agreement*

(n)           Amended and Restated Rule 18f-3 Plan*

(p)           Code of Ethics*


         1Incorporated herein by reference and previously filed as an exhibit to Post-effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on October 3, 1996 (File No. 2-91216).

         2Incorporated herein by reference and previously filed as an exhibit to Post-effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on December 17, 1996 (File No. 2-91216).

         3Incorporated herein by reference and previously filed as an exhibit to Post-effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1997 (File No. 2-91216).

         4Incorporated herein by reference and previously filed as an exhibit to Post-effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on August 28, 1998 (File No. 2-91216).


         5Incorporated herein by reference and previously filed as an exhibit to Post-effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on January 29, 1999 (File No. 2-91216).

         6Incorporated herein by reference and previously filed as an Exhibit to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on August 20, 1999 (File No. 2-91216).



         7Incorporated by reference and previously filed as Exhibit (h)(10) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Hotchkis and Wiley Variable Trust filed via EDGAR on April 7, 2000 (File No. 333-24349).


--------------------------
*        Filed herewith

**       To be filed by amendment




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